UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2018 through June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Small Cap Funds

June 30, 2019

JPMorgan Small Cap Blend Fund

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

JPMorgan U.S. Small Company Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

July 31, 2019 (Unaudited)

Dear Shareholders,

Even as the pace of growth slowed, the global economic expansion continued and financial markets largely provided positive returns for the twelve months ended June 30, 2019. Central banks in the U.S. and elsewhere moved to support continued economic expansion in 2019, and low interest rates, growth in corporate profits and general investor optimism added further support to both equity and bond markets.

“We believe that a well-diversified portfolio and a patient outlook may best allow investors to benefit from market opportunities presented by the current economic backdrop.” — Andrea L. Lisher

The U.S. economy generally outpaced other developed market nations throughout the twelve month reporting period and the U.S. expansion became the longest on record by the end of June 2019. However, growth in U.S. gross domestic product (GDP) slowed significantly to 2.1% in the second quarter of 2019 from 3.1% in the first quarter. At the same time, the U.S. unemployment rate remained below 4% for all but one month of the reporting period.

After reaching record highs in August and September 2018, U.S. equity prices tumbled sharply in December amid investor concerns about slowing global growth, unresolved U.S.-China trade tensions and expectations for further interest rate increases by the U.S. Federal Reserve (the “Fed”). For the month of December, the S&P 500 Index fell by 9.03%.

By the end of 2018, the Fed indicated it would enact fewer-than-expected interest rate increases in 2019. In January 2019, financial markets began to stabilize and started a rebound that would push equity prices back to record highs at the end of April and again by mid-June. For the twelve month reporting period, the S&P 500 returned 10.42%.

In certain other developed economies, economic growth remained sluggish. The 19-nation euro area experienced a decline in GDP growth from 1.2% in the first quarter of 2019 to 1.1% in the second quarter of 2019. Notably, manufacturing data weakened in 2019. However, unemployment continued to fall throughout the reporting period and the 7.5% euro area jobless rate by the end June 2019 was the lowest since the 2008-09 financial crisis.

In response to slowing economic expansion, the potential for slowing job growth and declining consumer confidence, European Central Bank President Mario Draghi said the bank would loosen monetary policy in the absence of improvement in the economy of the European Union. Meanwhile, the Bank of England held interest rates steady as U.K. GDP growth rebounded to 1.8% in the first quarter of 2019 from 1.4% in the final quarter of 2018. Political uncertainty surrounding negotiations for U.K.’s exit from the European Union continued throughout the reporting period and the inability of Theresa May to win Parliamentary support for her proposed Brexit plan preceded her resignation as prime minister in June. For the twelve month reporting period, the MSCI EAFE Index returned 1.60%.

Following signs of slowing growth, China unveiled a range of policies intended to stimulate domestic demand, including tax cuts, infrastructure spending and measures to support bank lending. However, slowing global demand and an increase in U.S. tariffs on Chinese-made goods continued to weigh on the economy of China as well certain of its trading partners across Asia. During the second half of the reporting period, emerging markets largely benefitted investor appetite for higher yielding assets. While the MSCI Emerging Markets Index returned 1.61% for reporting period, the Bloomberg Barclays Emerging Markets Aggregate Index returned 10.95%.

Subsequent to the end of the reporting period, the Fed cut its benchmark interest rate for the first time in eleven years. The central bank cited slowing global growth and “muted inflation pressures” in its accompanying statement.

We believe that a well-diversified portfolio and a patient outlook may best allow investors to benefit from market opportunities presented by the current economic backdrop. We look forward to managing your investment needs for years to come. Thank you for entrusting J.P. Morgan Asset Management to manage assets on your behalf. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, J.P. Morgan Global Funds

J.P. Morgan Asset Management

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	1

J.P. Morgan Small Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

Global equity prices rebounded from two sharp sell-offs and U.S. equity largely outperformed both developed and emerging markets equity during the reporting period.

Growth in corporate profits, low interest rates and the continued growth in the global economy bolstered financial markets throughout the reporting period. However, investor concerns about the direction of U.S. interest rates, rising trade tensions and signs of slowing economic activity in China and Europe helped fuel significant market downturns in late 2018 and again in May 2019.

Leading equity indexes plummeted in the second half of December 2018 amid slowing global economic growth, unresolved U.S.-China trade tensions and investor concerns over rising interest rates.

However, financial market volatility stabilized in January and U.S. equity prices rebounded over the next few months and returned to record high levels by April 2019. Global equity markets slumped in May 2019 and leading indexes in the U.S. and Asian developed markets, as well as emerging markets, dropped by more than 6%. However, global equity prices rebounded again in June.

Within U.S. equity, large cap and mid cap stocks generally outperformed small cap stocks and growth stocks continued to outperform value stocks. For the twelve month reporting period, the S&P 500 returned 10.42% and the Russell 2000 Index returned -3.31%.

2	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

JPMorgan Small Cap Blend Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	0.74%
Russell 2000 Index	(3.31)%

Net Assets as of 6/30/2019 (In Thousands)	$348,257

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Blend Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2019. The Fund’s security selection and overweight position in the information technology sector and its security selection in the health care sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the financials and communication services sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in Okta Inc., Bright Horizons Family Solutions Inc. and Exact Sciences Corp. Shares of Okta, a provider of security identification and access management software, rose after the company reported better-than-expected sales and earnings for its first quarter ended April 30, 2019. Shares of Bright Horizons Family Solutions, a child care and educational services provider, rose after the company reported better-than-expected revenue for the first quarter of 2019 and raised its earnings forecast for the full year 2019. Shares of Exact Sciences, a maker of cancer screening tests, rose amid strong sales growth for its colorectal cancer screening system.

Leading individual detractors from relative performance included the Fund’s overweight positions in OptiNose Inc., 2u Inc. and Cincinnati Bell Inc. Shares of OptiNose, a specialty pharmaceutical company, fell amid investor concerns about co-pay policy changes among health insurers and pharmacy benefit managers. Shares of 2u, a provider of software services to colleges and universities, fell after the company issued a lower-than-expected forecast for the full year 2019. Shares of Cincinnati Bell, a telecommunications provider, fell after the company reported a loss and lower-than-expected revenue for the first quarter of 2019.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of companies that are attractively val-

ued and stocks that have a history of growth. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate consistent earnings. The Fund is positioned to invest in small cap companies across both growth and value styles.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Simpson Manufacturing Co., Inc.	1.0%
2.	ITT, Inc.	1.0
3.	Performance Food Group Co.	0.8
4.	Envestnet, Inc.	0.8
5.	Applied Industrial Technologies, Inc.	0.7
6.	National Vision Holdings, Inc.	0.7
7.	John Bean Technologies Corp.	0.7
8.	Teladoc Health, Inc.	0.7
9.	Generac Holdings, Inc.	0.7
10.	Inphi Corp.	0.7

PORTFOLIO COMPOSITION BY SECTOR***
Industrials	16.6%
Information Technology	15.6
Financials	13.6
Health Care	12.0
Consumer Discretionary	11.5
Investment of cash collateral from securities loaned	9.5
Real Estate	5.6
Utilities	3.3
Communication Services	3.3
Consumer Staples	2.3
Materials	1.8
Energy	1.6
Short-Term Investments	3.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	3

JPMorgan Small Cap Blend Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 19, 1997
With Sales Charge*		(4.57)%	11.05%	15.00%
Without Sales Charge		0.74	12.26	15.62
CLASS C SHARES	January 7, 1998
With CDSC**		(0.78)	11.69	15.02
Without CDSC		0.22	11.69	15.02
CLASS I SHARES	April 5, 1999	0.96	12.52	15.96
CLASS R6 SHARES	July 2, 2018	1.23	12.81	16.31

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Blend Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Effective June 1, 2018 (“the Effective Date”), the Fund’s investment strategies changed. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

JPMorgan Small Cap Core Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R5 Shares)*	(5.00)%
Russell 2000 Index	(3.31)%

Net Assets as of 6/30/2019 (In Thousands)	$449,544

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Core Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class R5 Shares underperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2019. The Fund’s security selection in the industrial cyclical and consumer cyclical sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the health services & systems sector and software & services sector was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Cooper Standard Holdings Inc., Owens & Minor Inc. and Acco Brands Corp. Shares of Cooper Standard, a maker of automotive components, fell after the company reported lower-than-expected earnings for the first quarter of 2019. Shares of Owens & Minor, a distributor of health care products, fell after the company reduced its dividend, reported lower-than-expected earnings for the fourth quarter of 2018 and issued a downbeat outlook. Shares of Acco Brands, a maker of office products, fell after the company reported lower-than-expected earnings and revenue for the third and fourth quarters of 2018.

Leading individual contributors to relative performance included the Fund’s overweight positions in Molina Healthcare Inc., First BanCorp Puerto Rico, and Sinclair Broadcasting Group Inc. Shares of Molina Healthcare, a health insurance provider not held in the Benchmark, rose after the company reported better-than-expected results for the first quarter of 2019 and raised its full year 2019 forecast. Shares of First BanCorp Puerto Rico, a bank, rose after the company reported earnings growth for the fourth quarter of 2018. Shares of Sinclair Broadcasting Group, a television broadcaster, rose after the company agreed to acquire 21 regional sports networks and Fox College Sports from Walt Disney Co.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s relative performance versus the Benchmark. The Fund’s portfo-

lio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong momentum. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Tech Data Corp.	1.0%
2.	Ensign Group, Inc. (The)	1.0
3.	First BanCorp (Puerto Rico)	0.9
4.	Meritor, Inc.	0.9
5.	Investors Bancorp, Inc.	0.8
6.	ABM Industries, Inc.	0.8
7.	Sinclair Broadcast Group, Inc., Class A	0.8
8.	Essent Group Ltd.	0.8
9.	PennyMac Mortgage Investment Trust	0.8
10.	Rent-A-Center, Inc.	0.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	14.9%
Health Care	14.5
Industrials	14.0
Information Technology	12.3
Consumer Discretionary	8.1
Investment of cash collateral from securities loaned	6.4
Real Estate	6.4
Materials	3.4
Energy	3.1
Utilities	2.7
Consumer Staples	2.5
Communication Services	2.3
Short-Term Investments	9.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	5

JPMorgan Small Cap Core Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 31, 2016
With Sales Charge*		(10.40)%	5.45%	13.58%
Without Sales Charge		(5.43)	6.59	14.19
CLASS C SHARES	May 31, 2016
With CDSC**		(6.88)	6.27	14.02
Without CDSC		(5.88)	6.27	14.02
CLASS I SHARES	January 3, 2017	(5.17)	6.78	14.29
CLASS R2 SHARES	July 31, 2017	(5.65)	6.14	13.56
CLASS R3 SHARES	July 31, 2017	(5.43)	6.40	13.84
CLASS R4 SHARES	July 31, 2017	(5.17)	6.68	14.12
CLASS R5 SHARES	January 1, 1997	(5.00)	6.89	14.35
CLASS R6 SHARES	May 31, 2016	(4.95)	6.92	14.37

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C, Class I, Class R2, Class R3, Class R4 and Class R6 Shares prior to their inception dates are based on the performance of Class R5 Shares. The actual returns of Class A, Class C, Class I, Class R2, Class R3 and Class R4 Shares would have been lower than those shown because these classes have higher expenses than Class R5 Shares. The actual returns of the Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan Small Cap Core Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class R5 Shares have no minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	2.82%
Russell 2000 Index	(3.31)%

Net Assets as of 6/30/2019 (In Thousands)	$6,275,924

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Equity Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2019. The Fund’s security selection in the materials & processing and consumer discretionary sector was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the energy sector was the sole sector detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in AptarGroup Inc., Pool Corp. and Catalent Inc. Shares of AptarGroup, a maker of consumer product dispensers, rose after the company reported better-than-expected earnings for the first quarter of 2019. Shares of Pool, a distributor of swimming pool supplies and equipment, rose amid steady revenues growth and profit margin expansion. Shares of Catalent, a provider of advanced drug delivery systems, rose after the company agreed to acquire Paragon Bioservices Inc.

Leading individual detractors from relative performance included the Fund’s overweight positions in Core Laboratories NV, SRC Energy Inc. and Patterson-UTI Energy Inc. Shares of Core Laboratories, a provider of analytics and services to petroleum and natural gas producers that was not held in the Benchmark, fell amid lower-than-expected first quarter 2019 results from its underlying business. Shares of SRC Energy, an oil and gas exploration company, fell after the lawmakers in Colorado moved to tighten regulations on drilling in the state. Shares of Patterson-UTI Energy, a provider of oil and gas drilling services not held in the Benchmark, fell due to subdued drilling activity amid weakness and volatility in global oil prices.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary analysis. The Fund’s portfolio managers looked for companies that, in their view, had leading competitive advantages, predictable and durable business models, and sustainable free cash flow generation with management teams committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	AptarGroup, Inc.	2.8%
2.	Pool Corp.	2.7
3.	Toro Co. (The)	2.5
4.	Performance Food Group Co.	2.1
5.	Catalent, Inc.	1.9
6.	West Pharmaceutical Services, Inc.	1.7
7.	National Retail Properties, Inc.	1.6
8.	RBC Bearings, Inc.	1.6
9.	EastGroup Properties, Inc.	1.5
10.	NorthWestern Corp.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Industrials	20.1%
Financials	17.1
Health Care	11.3
Information Technology	10.8
Consumer Discretionary	9.4
Materials	7.5
Real Estate	6.7
Consumer Staples	3.7
Investment of cash collateral from securities loaned	3.3
Utilities	3.0
Communication Services	1.6
Energy	1.6
Short-Term Investments	3.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	7

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 20, 1994
With Sales Charge*		(2.59)%	7.78%	13.94%
Without Sales Charge		2.82	8.94	14.55
CLASS C SHARES	February 19, 2005
With CDSC**		1.31	8.40	13.99
Without CDSC		2.31	8.40	13.99
CLASS I SHARES	May 7, 1996	3.05	9.25	14.89
CLASS R2 SHARES	November 3, 2008	2.56	8.67	14.27
CLASS R3 SHARES	September 9, 2016	2.79	8.95	14.56
CLASS R4 SHARES	September 9, 2016	3.05	9.24	14.88
CLASS R5 SHARES	May 15, 2006	3.26	9.46	15.11
CLASS R6 SHARES	May 31, 2016	3.33	9.50	15.13

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been different than those shown because Class R3 Shares had different expenses than Class A Shares at time of launch.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of the Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	5.08%
Russell 2000 Growth Index	(0.49)%

Net Assets as of 6/30/2019 (In Thousands)	$2,876,666

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Growth Fund (the “Fund”) seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 2000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2019. The Fund’s security selection and overweight position in technology sector and its security selection in the health care sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the financial services and consumer discretionary sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Okta Inc., Paycom Software Inc. and Anaplan Inc. Shares of Okta, a provider of security identification and access management software not held in the Benchmark, rose after the company consistently reported better-than-expected earnings and revenue backed by growth in subscriptions. Shares of Paycom Software, a provider of workforce management software not held in the Benchmark, rose after the company reported better-than-expected earnings and revenue throughout the reporting period. Shares of Anaplan, a provider of cloud-based business planning and consulting services, rose after the company reported better-than-expected revenue for the first quarter of 2019 and raised its forecast for the full-year 2019.

Leading individual detractors from relative performance included the Fund’s overweight positions in OptiNose Inc., Evolent Health Inc. and Centennial Resources Inc. Shares of OptiNose, a specialty pharmaceutical company, fell amid investor concerns about co-pay policy changes among health insurers and pharmacy benefit managers. Shares of Evolent Health, a provider of health care administration and payment services, fell amid investor concerns about the financial solvency of a key client along with a lower-than-expected forecast for 2019 results. Shares of Centennial Resources, an oil and gas producer not held in the Benchmark, fell amid weakness and volatility in global oil prices and the company’s lower-than-expected production forecast for 2019.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Performance Food Group Co.	1.6%
2.	Envestnet, Inc.	1.6
3.	National Vision Holdings, Inc.	1.4
4.	John Bean Technologies Corp.	1.4
5.	Teladoc Health, Inc.	1.4
6.	Generac Holdings, Inc.	1.4
7.	Inphi Corp.	1.3
8.	MKS Instruments, Inc.	1.3
9.	Bright Horizons Family Solutions, Inc.	1.3
10.	Entegris, Inc.	1.2

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	22.1%
Health Care	21.1
Industrials	16.2
Consumer Discretionary	15.6
Investment of cash collateral from securities loaned	12.7
Financials	3.2
Consumer Staples	3.2
Communication Services	2.5
Real Estate	1.8
Others (each less than 1.0%)	0.8
Short-Term Investments	0.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	9

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 1, 1991
With Sales Charge*		(0.43)%	11.89%	16.14%
Without Sales Charge		5.08	13.09	16.77
CLASS C SHARES	November 4, 1997	3.49	12.52	16.16
With CDSC**		4.49	12.52	16.16
Without CDSC
CLASS I SHARES	March 26, 1996	5.30	13.37	17.05
CLASS L SHARES	February 19, 2005	5.50	13.54	17.23
CLASS R2 SHARES	November 3, 2008	4.84	12.81	16.46
CLASS R3 SHARES	July 31, 2017	5.08	13.09	16.77
CLASS R4 SHARES	July 31, 2017	5.35	13.37	17.05
CLASS R5 SHARES	September 9, 2016	5.50	13.54	17.23
CLASS R6 SHARES	November 30, 2010	5.60	13.65	17.33

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. Prior performance for Class R3 Shares has been adjusted to reflect the differences in expenses between classes.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. Prior performance for Class R4 Shares has been adjusted to reflect the differences in expenses between classes.

Returns for Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns for Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

JPMorgan Small Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(9.53)%
Russell 2000 Value Index	(6.24)%

Net Assets as of 6/30/2019 (In Thousands)	$1,553,282

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Value Fund (the “Fund”) seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 2000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2019. The Fund’s security selection in real estate investment trusts and in the industrial cyclical sector was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the finance and basic materials sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Acco Brands Corp., Consolidated Communications Holdings Inc. and ArcBest Corp. Shares of Acco Brands, a maker of office products, fell after the company reported lower-than-expected earnings and revenue for the third and fourth quarters of 2018. Shares of Consolidated Communications Holdings, a provider of business and broadband communications services, fell after the company eliminated its quarterly dividend. Shares of ArcBest, a freight transportation company, fell after the company reported lower-than-expected earnings and revenue for the first quarter of 2019.

Leading individual contributors to relative performance included the Fund’s overweight positions in Sinclair Broadcasting Group Inc., FTI Consulting Inc. and K12 Inc. Shares of Sinclair Broadcasting Group, a television broadcaster, rose after the company agreed to acquire 21 regional sports networks and Fox College Sports from Walt Disney Co. Shares of FTI Consulting, a provider of business advisory services, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2019. Shares of K12, a provider of online educational products and services, rose after the company reported better-than-expected earnings and revenue for the fiscal third quarter ended March 31, 2019.

HOW WAS THE FUND POSITIONED?

In accordance with Fund’s investment process, its portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that they believe have attractive valuations, exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Tech Data Corp.	1.3%
2.	Delek US Holdings, Inc.	1.3
3.	Washington Federal, Inc.	1.2
4.	Trustmark Corp.	1.1
5.	Westamerica Bancorp	1.1
6.	KB Home	1.1
7.	Sunstone Hotel Investors, Inc.	1.1
8.	EMCOR Group, Inc.	1.0
9.	United Bankshares, Inc.	1.0
10.	Portland General Electric Co.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	25.5%
Industrials	13.4
Real Estate	10.1
Consumer Discretionary	9.6
Information Technology	8.9
Energy	6.9
Health Care	5.7
Investment of cash collateral from securities loaned	5.6
Utilities	5.5
Materials	3.3
Communication Services	2.3
Consumer Staples	1.1
Short-Term Investments	2.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	11

JPMorgan Small Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	January 27, 1995
With Sales Charge*		(14.48)%	2.23%	11.23%
Without Sales Charge		(9.73)	3.34	11.83
CLASS C SHARES	March 22, 1999
With CDSC**		(11.18)	2.76	11.17
Without CDSC		(10.18)	2.76	11.17
CLASS I SHARES	January 27, 1995	(9.53)	3.59	12.11
CLASS R2 SHARES	November 3, 2008	(9.95)	3.07	11.54
CLASS R3 SHARES	September 9, 2016	(9.75)	3.33	11.81
CLASS R4 SHARES	September 9, 2016	(9.51)	3.57	12.09
CLASS R5 SHARES	May 15, 2006	(9.35)	3.72	12.23
CLASS R6 SHARES	February 22, 2005	(9.29)	3.84	12.31

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. Prior performance for Class R3 Shares has been adjusted to reflect the differences in expenses between classes.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. Prior performance for Class R4 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Small Cap Value Fund, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	(8.33)%
Russell 2000 Index	(3.31)%

Net Assets as of 6/30/2019 (In Thousands)	$1,392,947

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Small Company Fund (the “Fund”) seeks to provide high total return from a portfolio of small company stocks.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2019. The Fund’s security selection in the consumer cyclical and retail sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the financial sector and the software & services sector was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Acco Brands Corp., Tenneco Inc. and Penn National Gaming Inc. Shares of Acco Brands, a maker of office products, fell after the company reported lower-than-expected earnings and revenue for the third and fourth quarters of 2018. Shares of Tenneco, an automotive parts manufacturer, fell after the company reported lower-than-expected earnings for the first quarter of 2019 and lowered its forecast for the full year 2019. Shares of Penn National Gaming, a casino, racetrack and video gaming company, fell after the company reported lower-than-expected earnings for the first quarter of 2019.

Leading individual contributors to relative performance included the Fund’s overweight positions in Molina Healthcare Inc., Reata Pharmaceuticals Inc. and Sinclair Broadcasting Inc. Shares of Molina Healthcare, a health insurance provider not held in the Benchmark, rose after the company reported better-than-expected results for the first quarter of 2019 and raised its full year 2019 forecast. Shares of Reata Pharmaceuticals, a biopharmaceutical maker, rose after the company reported positive Phase 2 clinical trial data for its Alport Syndrome drug candidate. Shares of Sinclair Broadcasting Group, a television broadcaster, rose after the company agreed to acquire 21 regional sports networks and Fox College Sports from Walt Disney Co.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s relative performance versus the Benchmark. The Fund’s portfo-

lio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that they believe have attractive valuations, exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	EMCOR Group, Inc.	1.3%
2.	Allscripts Healthcare Solutions, Inc.	1.2
3.	Rambus, Inc.	1.2
4.	Integer Holdings Corp.	1.1
5.	KB Home	1.1
6.	Tech Data Corp.	1.1
7.	Generac Holdings, Inc.	1.1
8.	Deckers Outdoor Corp.	1.0
9.	Navigant Consulting, Inc.	1.0
10.	Trustmark Corp.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Health Care	15.6%
Industrials	14.9
Financials	13.7
Information Technology	13.6
Consumer Discretionary	10.5
Investment of cash collateral from securities loaned	8.8
Real Estate	6.2
Energy	4.0
Communication Services	2.9
Materials	2.8
Utilities	2.8
Consumer Staples	1.6
Short-Term Investments	2.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	13

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2007
With Sales Charge*		(13.53)%	3.79%	12.68%
Without Sales Charge		(8.72)	4.91	13.28
CLASS C SHARES	November 1, 2007
With CDSC**		(10.17)	4.38	12.72
Without CDSC		(9.17)	4.38	12.72
CLASS I SHARES	September 10, 2001	(8.44)	5.19	13.56
CLASS L SHARES	November 4, 1993	(8.33)	5.36	13.76
CLASS R2 SHARES	November 1, 2011	(8.90)	4.65	13.08
CLASS R3 SHARES	September 9, 2016	(8.71)	4.92	13.29
CLASS R4 SHARES	September 9, 2016	(8.47)	5.18	13.56
CLASS R5 SHARES	September 9, 2016	(8.34)	5.35	13.75
CLASS R6 SHARES	November 1, 2011	(8.20)	5.46	13.83

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R2 and Class R3 shares prior to their inception dates are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R5 and Class R6 Shares prior to their inception dates are based on the performance of the Class L Shares. The actual returns of Class R5 Shares would have been similar to those shown because Class R5 Shares have similar expenses to Class L Shares. The actual returns of Class R6 Shares would have been different than these shown because Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Small Company Fund, the Russell 2000 Index and the

Lipper Small-Cap Core Funds Index from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

JPMorgan Small Cap Blend Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.6%

Aerospace & Defense — 1.1%

Curtiss-Wright Corp.	9	1,109

Hexcel Corp.	24	1,933

National Presto Industries, Inc. (a)	9	822

		3,864

Auto Components — 0.9%

Cooper-Standard Holdings, Inc.*	10	439

Fox Factory Holding Corp.* (a)	17	1,440

LCI Industries	6	569

Tower International, Inc.	30	590

		3,038

Automobiles — 0.5%

Winnebago Industries, Inc.	40	1,565

Banks — 9.7%

1st Source Corp.	39	1,788

BancFirst Corp.	22	1,212

Camden National Corp.	48	2,189

City Holding Co.	21	1,582

Community Trust Bancorp, Inc.	44	1,874

First Busey Corp.	72	1,891

First Commonwealth Financial Corp.	153	2,056

First Financial Bancorp	68	1,658

First Financial Bankshares, Inc. (a)	41	1,268

First Merchants Corp. (a)	44	1,684

Heritage Commerce Corp.	98	1,203

Heritage Financial Corp. (a)	48	1,418

Independent Bank Corp.	21	1,579

Independent Bank Corp.	36	785

Lakeland Bancorp, Inc.	57	918

Mercantile Bank Corp.	21	675

NBT Bancorp, Inc.	30	1,127

Park National Corp.	14	1,399

S&T Bancorp, Inc.	39	1,452

Sandy Spring Bancorp, Inc.	34	1,199

Signature Bank	9	1,138

Tompkins Financial Corp. (a)	15	1,240

Trustmark Corp. (a)	44	1,467

Webster Financial Corp. (a)	17	825

		33,627

Beverages — 0.3%

Primo Water Corp.* (a)	69	847

Biotechnology — 6.2%

ACADIA Pharmaceuticals, Inc.*	29	768

Adverum Biotechnologies, Inc.*	94	1,120

INVESTMENTS	SHARES (000)	VALUE ($000)

Biotechnology — continued

Array BioPharma, Inc.*	38	1,776

Atara Biotherapeutics, Inc.* (a)	38	767

Avrobio, Inc.* (a)	39	626

Bellicum Pharmaceuticals, Inc.*	87	148

Biohaven Pharmaceutical Holding Co. Ltd.*	33	1,467

Bridgebio Pharma, Inc.*	12	336

Coherus Biosciences, Inc.* (a)	84	1,861

FibroGen, Inc.*	41	1,844

G1 Therapeutics, Inc.* (a)	38	1,165

Global Blood Therapeutics, Inc.* (a)	9	487

Halozyme Therapeutics, Inc.*	110	1,893

Heron Therapeutics, Inc.* (a)	44	810

Homology Medicines, Inc.*	47	921

Intercept Pharmaceuticals, Inc.* (a)	14	1,133

Portola Pharmaceuticals, Inc.* (a)	12	339

REGENXBIO, Inc.* (a)	25	1,280

Rubius Therapeutics, Inc.* (a)	24	380

Sage Therapeutics, Inc.* (a)	5	968

Spark Therapeutics, Inc.*	3	260

Twist Bioscience Corp.*	43	1,234

		21,583

Building Products — 3.1%

Advanced Drainage Systems, Inc.	67	2,182

CSW Industrials, Inc.	22	1,491

Simpson Manufacturing Co., Inc.	60	3,992

Trex Co., Inc.* (a)	30	2,141

Universal Forest Products, Inc. (a)	28	1,081

		10,887

Capital Markets — 1.2%

Evercore, Inc., Class A (a)	23	2,059

LPL Financial Holdings, Inc.	20	1,607

PennantPark Investment Corp.	81	510

		4,176

Chemicals — 1.9%

Ferro Corp.*	77	1,219

Innophos Holdings, Inc. (a)	50	1,460

Innospec, Inc.	20	1,861

Sensient Technologies Corp.	13	991

Stepan Co.	13	1,204

		6,735

Commercial Services & Supplies — 2.0%

Brady Corp., Class A (a)	36	1,759

Deluxe Corp.	27	1,090

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	15

JPMorgan Small Cap Blend Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Commercial Services & Supplies — continued

Kimball International, Inc., Class B	52	913

MSA Safety, Inc.	23	2,377

UniFirst Corp.	5	918

		7,057

Communications Equipment — 1.1%

Ciena Corp.*	44	1,800

EchoStar Corp., Class A*	36	1,603

NETGEAR, Inc.*	13	329

		3,732

Construction & Engineering — 0.4%

Comfort Systems USA, Inc.	29	1,480

Distributors — 0.6%

Pool Corp.	12	2,225

Diversified Consumer Services — 0.7%

Bright Horizons Family Solutions, Inc.*	16	2,480

Diversified Telecommunication Services — 0.2%

Cincinnati Bell, Inc.*	145	719

Electric Utilities — 0.3%

Portland General Electric Co.	22	1,189

Electrical Equipment — 1.6%

EnerSys (a)	20	1,372

Generac Holdings, Inc.*	40	2,756

nVent Electric plc	57	1,414

		5,542

Electronic Equipment, Instruments & Components — 1.7%

ePlus, Inc.* (a)	19	1,322

Fabrinet (Thailand)*	10	497

Littelfuse, Inc.	11	1,871

SYNNEX Corp. (a)	21	2,038

		5,728

Entertainment — 1.0%

Cinemark Holdings, Inc.	17	625

Glu Mobile, Inc.*	110	788

Sciplay Corp., Class A* (a)	44	603

World Wrestling Entertainment, Inc., Class A (a)	22	1,573

		3,589

Equity Real Estate Investment Trusts (REITs) — 6.0%

American Campus Communities, Inc.	36	1,648

American Homes 4 Rent, Class A	71	1,736

Brixmor Property Group, Inc.	92	1,638

CubeSmart	29	980

EastGroup Properties, Inc.	3	325

INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued

Equity Commonwealth	46	1,509

Highwoods Properties, Inc.	49	2,017

JBG SMITH Properties	40	1,587

National Health Investors, Inc.	6	453

Rayonier, Inc.	52	1,574

Rexford Industrial Realty, Inc.	43	1,748

RLJ Lodging Trust	86	1,527

Sunstone Hotel Investors, Inc.	103	1,410

Terreno Realty Corp.	29	1,427

Washington	46	1,243

		20,822

Food & Staples Retailing — 1.1%

Grocery Outlet Holding Corp.*	20	660

Performance Food Group Co.*	79	3,161

		3,821

Food Products — 0.9%

Flowers Foods, Inc. (a)	59	1,384

Freshpet, Inc.*	37	1,702

		3,086

Gas Utilities — 1.7%

Chesapeake Utilities Corp.	18	1,722

ONE Gas, Inc.	25	2,263

Southwest Gas Holdings, Inc.	23	2,071

		6,056

Health Care Equipment & Supplies — 2.1%

Insulet Corp.* (a)	19	2,249

iRhythm Technologies, Inc.*	24	1,906

LivaNova plc*	11	760

Nevro Corp.* (a)	26	1,660

Shockwave Medical, Inc.* (a)	10	562

		7,137

Health Care Providers & Services — 2.1%

Acadia Healthcare Co., Inc.* (a)	31	1,071

Amedisys, Inc.*	19	2,315

Encompass Health Corp.	21	1,346

Ensign Group, Inc. (The) (a)	21	1,224

Providence Service Corp. (The)*	23	1,328

		7,284

Health Care Technology — 1.0%

Evolent Health, Inc., Class A* (a)	80	637

Teladoc Health, Inc.*	42	2,774

		3,411

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Hotels, Restaurants & Leisure — 3.2%

Boyd Gaming Corp.	87	2,351

Cheesecake Factory, Inc. (The) (a)	30	1,292

Cracker Barrel Old Country Store, Inc. (a)	7	1,189

Jack in the Box, Inc.	9	713

Planet Fitness, Inc., Class A*	23	1,681

Red Rock Resorts, Inc., Class A (a)	63	1,347

Ruth’s Hospitality Group, Inc. (a)	38	868

Texas Roadhouse, Inc.	30	1,604

		11,045

Household Durables — 0.6%

Helen of Troy Ltd.*	9	1,112

TRI Pointe Group, Inc.*	73	877

		1,989

Insurance — 1.9%

Argo Group International Holdings Ltd.	6	457

James River Group Holdings Ltd.	14	670

Old Republic International Corp.	65	1,455

Safety Insurance Group, Inc.	13	1,241

Selective Insurance Group, Inc. (a)	24	1,797

Third Point Reinsurance Ltd. (Bermuda)*	106	1,098

		6,718

Interactive Media & Services — 0.4%

Cars.com, Inc.* (a)	65	1,282

Internet & Direct Marketing Retail — 1.3%

Etsy, Inc.*	12	761

Farfetch Ltd., Class A (United Kingdom)* (a)	70	1,449

GrubHub, Inc.* (a)	9	667

Liberty Expedia Holdings, Inc., Class A*	28	1,340

RealReal, Inc. (The)*	15	425

		4,642

IT Services — 2.8%

CSG Systems International, Inc. (a)	29	1,418

ManTech International Corp., Class A	30	1,954

MAXIMUS, Inc. (a)	21	1,499

MongoDB, Inc.* (a)	8	1,163

Science Applications International Corp. (a)	19	1,668

Wix.com Ltd. (Israel) *	15	2,151

		9,853

Leisure Products — 0.2%

Callaway Golf Co.	48	824

INVESTMENTS	SHARES (000)	VALUE ($000)

Life Sciences Tools & Services — 0.3%

Adaptive Biotechnologies Corp.*	10	471

Personalis, Inc.*	17	466

		937

Machinery — 6.3%

Alamo Group, Inc. (a)	16	1,623

Blue Bird Corp.*	78	1,531

Chart Industries, Inc.*	19	1,439

Crane Co.	10	866

Graco, Inc.	32	1,605

Hillenbrand, Inc.	34	1,360

ITT, Inc.	57	3,700

John Bean Technologies Corp.	23	2,795

Kadant, Inc.	16	1,453

Lincoln Electric Holdings, Inc.	15	1,196

Mueller Industries, Inc.	45	1,310

Oshkosh Corp.	17	1,427

Watts Water Technologies, Inc., Class A (a)	12	1,160

Woodward, Inc.	5	620

		22,085

Marine — 0.2%

Kirby Corp.*	11	842

Media — 2.0%

Cable One, Inc.	1	1,171

Emerald Expositions Events, Inc.	64	715

Hemisphere Media Group, Inc.*	69	886

John Wiley & Sons, Inc., Class A (a)	19	889

Liberty Latin America Ltd., Class C (Chile)* (a)	80	1,375

New York Times Co. (The), Class A	61	2,001

		7,037

Multiline Retail — 0.5%

Ollie’s Bargain Outlet Holdings, Inc.*	22	1,881

Multi-Utilities — 0.5%

Unitil Corp.	28	1,687

Oil, Gas & Consumable Fuels — 1.8%

Antero Midstream Corp. (a)	77	885

Callon Petroleum Co.* (a)	129	851

Centennial Resource Development, Inc., Class A*	63	475

CNX Resources Corp.*	87	636

Delek US Holdings, Inc.	32	1,305

Matador Resources Co.* (a)	42	831

PDC Energy, Inc.*	14	517

SemGroup Corp., Class A (a)	58	695

		6,195

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	17

JPMorgan Small Cap Blend Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Personal Products — 0.3%

Inter Parfums, Inc.	17	1,161

Pharmaceuticals — 1.7%

Horizon Therapeutics plc*	88	2,116

Optinose, Inc.*	60	423

Prestige Consumer Healthcare, Inc.* (a)	17	552

Revance Therapeutics, Inc.* (a)	57	733

TherapeuticsMD, Inc.*	254	661

Tricida, Inc.* (a)	40	1,559

		6,044

Professional Services — 0.5%

Insperity, Inc.	8	922

Korn Ferry	16	624

		1,546

Real Estate Management & Development — 0.2%

RE/MAX Holdings, Inc., Class A	26	806

Road & Rail — 0.9%

Marten Transport Ltd.	58	1,050

Saia, Inc.* (a)	31	2,030

		3,080

Semiconductors & Semiconductor Equipment — 4.0%

Cabot Microelectronics Corp.	12	1,370

Entegris, Inc. (a)	65	2,423

Inphi Corp.*	53	2,636

MKS Instruments, Inc.	32	2,522

Monolithic Power Systems, Inc. (a)	17	2,344

Semtech Corp.* (a)	41	1,972

Versum Materials, Inc.	14	730

		13,997

Software — 7.7%

Anaplan, Inc.*	36	1,835

Coupa Software, Inc.*	12	1,502

CyberArk Software Ltd. (Israel)*	10	1,223

Elastic NV* (a)	15	1,154

Envestnet, Inc.*	45	3,090

HubSpot, Inc.*	8	1,310

LogMeIn, Inc.	14	998

New Relic, Inc.*	8	654

Nuance Communications, Inc.*	60	958

Pagerduty, Inc.* (a)	19	872

Pluralsight, Inc., Class A*	54	1,626

Progress Software Corp.	27	1,178

Proofpoint, Inc.*	17	2,070

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued

RingCentral, Inc., Class A*	8	894

SailPoint Technologies Holding, Inc.*	71	1,419

Smartsheet, Inc., Class A*	37	1,791

Trade Desk, Inc. (The), Class A* (a)	3	608

Zendesk, Inc.*	18	1,621

Zscaler, Inc.* (a)	27	2,087

		26,890

Specialty Retail — 2.6%

American Eagle Outfitters, Inc.	46	770

Floor & Decor Holdings, Inc., Class A* (a)	22	934

Hudson Ltd., Class A*	124	1,714

Lithia Motors, Inc., Class A (a)	16	1,849

National Vision Holdings, Inc.* (a)	91	2,809

Williams-Sonoma, Inc. (a)	16	1,009

		9,085

Textiles, Apparel & Luxury Goods — 1.7%

Carter’s, Inc.	15	1,506

Columbia Sportswear Co.	11	1,102

Movado Group, Inc.	33	888

Wolverine World Wide, Inc. (a)	81	2,241

		5,737

Thrifts & Mortgage Finance — 2.3%

Axos Financial, Inc.* (a)	24	666

First Defiance Financial Corp.	60	1,715

TrustCo Bank Corp.	220	1,744

Washington Federal, Inc.	62	2,151

WSFS Financial Corp.	39	1,621

		7,897

Trading Companies & Distributors — 2.2%

Applied Industrial Technologies, Inc.	46	2,859

H&E Equipment Services, Inc.	44	1,285

Rush Enterprises, Inc., Class A	47	1,730

SiteOne Landscape Supply, Inc.* (a)	25	1,740

		7,614

Water Utilities — 1.1%

American States Water Co.	26	1,952

Middlesex Water Co.	34	2,001

		3,953

Total Common Stocks (Cost $286,426)		336,507

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

INVESTMENTS	NO. OF RIGHTS (000)	VALUE ($000)
Rights — 0.0% (b)

Biotechnology — 0.0% (b)

Clementia Pharmaceuticals, Inc. (Canada)*‡ (Cost $—)	51	—	(c)

	SHARES (000)
Short-Term Investments — 3.7%

Investment Companies — 3.7%

JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (d) (e) (Cost $12,790)	12,786	12,791

Investment of Cash Collateral from Securities Loaned — 10.5%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (d) (e)	26,003	26,008

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (d) (e)	10,612	10,612

Total Investment of Cash Collateral from Securities Loaned (Cost $36,617)		36,620

Total Investments — 110.8% (Cost $335,833)		385,918
Liabilities in Excess of Other Assets — (10.8)%		(37,661)

NET ASSETS — 100.0%		348,257

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at June 30, 2019. The total value of securities on loan at June 30, 2019 is approximately $36,058,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Amount rounds to less than one thousand.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	19

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — 93.9%

Aerospace & Defense — 0.9%

Moog, Inc., Class A	5	510

Parsons Corp.*	29	1,065

Vectrus, Inc.*	58	2,353

		3,928

Airlines — 0.9%

SkyWest, Inc.	41	2,492

Spirit Airlines, Inc.*	32	1,536

		4,028

Auto Components — 1.0%

American Axle & Manufacturing Holdings, Inc.*	138	1,756

Dana, Inc.	122	2,439

Modine Manufacturing Co.*	9	128

Tower International, Inc.	8	164

		4,487

Banks — 9.6%

Bancorp, Inc. (The)*	79	704

Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	37	1,259

BankFinancial Corp.	7	97

Cathay General Bancorp (a)	13	476

Central Valley Community Bancorp	5	108

Community Trust Bancorp, Inc.	2	97

ConnectOne Bancorp, Inc.	40	897

Customers Bancorp, Inc.*	70	1,474

East West Bancorp, Inc.	6	264

Enterprise Financial Services Corp.	3	111

Fidelity Southern Corp.	23	722

Financial Institutions, Inc.	30	873

First BanCorp (Puerto Rico)	425	4,694

First Bank	8	90

First Business Financial Services, Inc.	8	182

First Choice Bancorp	2	47

First Community Bankshares, Inc.	9	309

First Financial Bancorp	9	222

First Merchants Corp. (a)	17	647

Hancock Whitney Corp.	63	2,516

Hanmi Financial Corp.	55	1,230

IBERIABANK Corp.	40	3,036

Investors Bancorp, Inc.	375	4,179

NBT Bancorp, Inc.	5	193

Northeast Bank	6	165

Pacific Mercantile Bancorp*	8	67

Pacific Premier Bancorp, Inc. (a)	94	2,889

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued

PacWest Bancorp	40	1,557

People’s United Financial, Inc.	36	612

Popular, Inc. (Puerto Rico)	19	1,005

Premier Financial Bancorp, Inc.	4	61

Shore Bancshares, Inc.	10	165

Sierra Bancorp	5	132

Signature Bank	22	2,665

TCF Financial Corp.	182	3,788

Towne Bank	3	81

TriCo Bancshares	7	266

Umpqua Holdings Corp.	129	2,148

United Community Banks, Inc.	29	833

Wintrust Financial Corp.	31	2,281

		43,142

Beverages — 0.7%

Coca-Cola Consolidated, Inc.	11	3,232

Biotechnology — 6.2%

Acorda Therapeutics, Inc.* (a)	16	119

Aduro Biotech, Inc.* (a)	302	465

Akebia Therapeutics, Inc.*	56	271

Alector, Inc.* (a)	54	1,029

AMAG Pharmaceuticals, Inc.* (a)	11	113

Amicus Therapeutics, Inc.* (a)	94	1,177

AnaptysBio, Inc.* (a)	10	574

Arrowhead Pharmaceuticals, Inc.* (a)	61	1,619

Assembly Biosciences, Inc.*	43	579

Atara Biotherapeutics, Inc.* (a)	8	169

Audentes Therapeutics, Inc.*	24	909

Bluebird Bio, Inc.* (a)	6	805

Blueprint Medicines Corp.* (a)	20	1,896

Bridgebio Pharma, Inc.*	24	636

Cara Therapeutics, Inc.* (a)	27	589

Catalyst Pharmaceuticals, Inc.* (a)	197	758

Coherus Biosciences, Inc.* (a)	61	1,342

Concert Pharmaceuticals, Inc.*	31	373

Dicerna Pharmaceuticals, Inc.*	94	1,473

Esperion Therapeutics, Inc.*	14	657

FibroGen, Inc.*	20	905

Gritstone Oncology, Inc.* (a)	14	151

Heron Therapeutics, Inc.* (a)	41	766

Homology Medicines, Inc.* (a)	36	711

Immunomedics, Inc.* (a)	78	1,077

Insmed, Inc.*	43	1,096

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — continued

Biotechnology — continued

Jounce Therapeutics, Inc.*	38	190

Kura Oncology, Inc.*	6	109

MeiraGTx Holdings plc*	30	798

Principia Biopharma, Inc.*	2	50

Ra Pharmaceuticals, Inc.* (a)	51	1,526

Radius Health, Inc.*	5	118

Rhythm Pharmaceuticals, Inc.*	24	530

Sage Therapeutics, Inc.* (a)	5	870

Sarepta Therapeutics, Inc.* (a)	9	1,375

Sutro Biopharma, Inc.*	11	128

Syros Pharmaceuticals, Inc.*	86	797

TCR2 Therapeutics, Inc.* (a)	23	327

Twist Bioscience Corp.*	6	183

Xencor, Inc.*	18	746

Y-mAbs Therapeutics, Inc.*	3	78

		28,084

Building Products — 1.1%

Builders FirstSource, Inc.*	141	2,372

Insteel Industries, Inc.	4	78

Masonite International Corp.*	9	482

Universal Forest Products, Inc. (a)	54	2,064

		4,996

Capital Markets — 1.7%

BGC Partners, Inc., Class A	32	169

Blucora, Inc.*	90	2,729

BrightSphere Investment Group plc	223	2,540

Federated Investors, Inc., Class B (a)	48	1,564

Houlihan Lokey, Inc.	13	595

Pzena Investment Management, Inc., Class A	11	95

		7,692

Chemicals — 1.6%

AdvanSix, Inc.*	21	503

FutureFuel Corp.	30	348

Kraton Corp.*	30	935

OMNOVA Solutions, Inc.*	47	291

Rayonier Advanced Materials, Inc. (a)	9	56

Stepan Co.	17	1,576

Trinseo SA	77	3,263

Valhi, Inc.	35	104

		7,076

INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — 3.0%

ABM Industries, Inc. (a)	100	4,004

ACCO Brands Corp.	369	2,907

Herman Miller, Inc.	4	197

Kimball International, Inc., Class B	42	727

Knoll, Inc.	98	2,251

LSC Communications, Inc.	87	319

Quad/Graphics, Inc. (a)	48	383

RR Donnelley & Sons Co.	95	188

Steelcase, Inc., Class A	39	667

UniFirst Corp.	9	1,716

		13,359

Communications Equipment — 1.6%

Acacia Communications, Inc.*	17	797

Aerohive Networks, Inc.*	130	577

Cambium Networks Corp.*	117	1,118

Ciena Corp.*	57	2,328

Extreme Networks, Inc.*	74	480

Lumentum Holdings, Inc.* (a)	32	1,701

		7,001

Construction & Engineering — 1.9%

Comfort Systems USA, Inc.	22	1,133

EMCOR Group, Inc.	38	3,384

Great Lakes Dredge & Dock Corp.*	184	2,036

MasTec, Inc.* (a)	16	826

Sterling Construction Co., Inc.*	62	835

Tutor Perini Corp.* (a)	21	297

		8,511

Consumer Finance — 0.1%

Enova International, Inc.*	19	443

Containers & Packaging — 0.1%

Berry Global Group, Inc.*	5	265

Distributors — 0.8%

Core-Mark Holding Co., Inc.	92	3,640

Greenlane Holdings, Inc., Class A*	2	15

		3,655

Diversified Consumer Services — 0.6%

American Public Education, Inc.*	13	384

K12, Inc.*	79	2,414

		2,798

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	21

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — continued

Diversified Financial Services — 0.0% (b)

Marlin Business Services Corp.	5	121

Diversified Telecommunication Services — 0.1%

Ooma, Inc.*	50	528

Electric Utilities — 1.6%

IDACORP, Inc.	9	929

MGE Energy, Inc.	6	421

PNM Resources, Inc.	33	1,657

Portland General Electric Co.	52	2,818

Spark Energy, Inc., Class A (a)	136	1,527

		7,352

Electrical Equipment — 1.0%

Atkore International Group, Inc.*	80	2,057

Encore Wire Corp.	13	772

Generac Holdings, Inc.* (a)	18	1,283

Regal Beloit Corp.	6	468

		4,580

Electronic Equipment, Instruments & Components — 4.0%

Benchmark Electronics, Inc.	55	1,390

Fabrinet (Thailand)*	20	975

Insight Enterprises, Inc.*	25	1,482

KEMET Corp. (a)	73	1,366

Kimball Electronics, Inc.*	41	670

Methode Electronics, Inc. (a)	77	2,210

Sanmina Corp.*	102	3,096

Tech Data Corp.* (a)	49	5,098

Vishay Intertechnology, Inc.	55	916

Vishay Precision Group, Inc.*	15	629

		17,832

Energy Equipment & Services — 1.0%

FTS International, Inc.*	155	867

Matrix Service Co.* (a)	42	852

Nine Energy Service, Inc.* (a)	33	575

ProPetro Holding Corp.*	34	703

RigNet, Inc.*	35	348

Select Energy Services, Inc., Class A*	92	1,073

		4,418

Equity Real Estate Investment Trusts (REITs) — 6.6%

American Assets Trust, Inc.	8	391

Americold Realty Trust	115	3,722

Armada Hoffler Properties, Inc.	131	2,174

Ashford Hospitality Trust, Inc.	17	50

INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued

Braemar Hotels & Resorts, Inc.	44	437

Chatham Lodging Trust (a)	15	283

CoreCivic, Inc.	72	1,504

CorEnergy Infrastructure Trust, Inc. (a)	1	55

CorePoint Lodging, Inc.	59	736

CoreSite Realty Corp.	9	1,070

Cousins Properties, Inc.	79	2,846

DiamondRock Hospitality Co.	58	595

First Industrial Realty Trust, Inc.	71	2,620

GEO Group, Inc. (The)	130	2,738

Getty Realty Corp.	6	197

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	35	990

Highwoods Properties, Inc.	5	188

Hudson Pacific Properties, Inc.	17	577

Jernigan Capital, Inc.	4	77

New Senior Investment Group, Inc. (a)	231	1,555

Rexford Industrial Realty, Inc.	24	968

RLJ Lodging Trust	35	618

Sun Communities, Inc.	5	577

Sunstone Hotel Investors, Inc.	116	1,586

Uniti Group, Inc.	2	23

Urban Edge Properties	23	392

Xenia Hotels & Resorts, Inc.	125	2,598

		29,567

Food & Staples Retailing — 1.0%

Grocery Outlet Holding Corp.*	19	632

Performance Food Group Co.*	75	3,010

SpartanNash Co.	13	157

US Foods Holding Corp.*	15	538

		4,337

Food Products — 0.9%

Pilgrim’s Pride Corp.* (a)	46	1,173

Sanderson Farms, Inc.	21	2,820

TreeHouse Foods, Inc.*	4	225

		4,218

Gas Utilities — 1.0%

New Jersey Resources Corp.	39	1,945

ONE Gas, Inc.	8	693

Southwest Gas Holdings, Inc.	21	1,868

		4,506

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — continued

Health Care Equipment & Supplies — 3.1%

Axonics Modulation Technologies, Inc.* (a)	48	1,951

CONMED Corp. (a)	5	469

Globus Medical, Inc., Class A*	9	384

Haemonetics Corp.*	17	2,046

Integer Holdings Corp.*	40	3,365

Lantheus Holdings, Inc.*	114	3,222

Masimo Corp.*	5	781

OraSure Technologies, Inc.*	73	675

Tandem Diabetes Care, Inc.*	16	1,002

		13,895

Health Care Providers & Services — 4.7%

Addus HomeCare Corp.* (a)	11	845

Amedisys, Inc.*	6	677

American Renal Associates Holdings, Inc.* (a)	22	163

Cross Country Healthcare, Inc.*	137	1,285

Encompass Health Corp.	13	824

Ensign Group, Inc. (The) (a)	86	4,908

Guardant Health, Inc.*	5	447

LHC Group, Inc.*	5	628

Magellan Health, Inc.*	33	2,420

Molina Healthcare, Inc.*	20	2,899

Owens & Minor, Inc. (a)	318	1,017

Patterson Cos., Inc. (a)	38	861

RadNet, Inc.*	50	685

Tenet Healthcare Corp.* (a)	95	1,969

Triple-S Management Corp., Class B (Puerto Rico)*	55	1,300

		20,928

Health Care Technology — 0.2%

Omnicell, Inc.*	8	699

Hotels, Restaurants & Leisure — 0.9%

Bloomin’ Brands, Inc.	61	1,149

Boyd Gaming Corp.	40	1,072

Marriott Vacations Worldwide Corp.	12	1,159

Penn National Gaming, Inc.*	19	371

Red Robin Gourmet Burgers, Inc.*	3	83

Texas Roadhouse, Inc.	3	181

		4,015

Household Durables — 1.5%

Bassett Furniture Industries, Inc.	9	131

Hamilton Beach Brands Holding Co., Class A	6	106

Helen of Troy Ltd.*	3	351

Hooker Furniture Corp.	15	301

INVESTMENTS	SHARES (000)	VALUE ($000)

Household Durables — continued

KB Home	54	1,381

Lifetime Brands, Inc.	22	205

MDC Holdings, Inc.	45	1,474

Taylor Morrison Home Corp., Class A*	140	2,936

		6,885

Household Products — 0.2%

Central Garden & Pet Co., Class A* (a)	27	670

Independent Power and Renewable Electricity Producers — 0.1%

Atlantic Power Corp.*	76	185

Vistra Energy Corp. (a)	16	357

		542

Insurance — 0.9%

American Equity Investment Life Holding Co.	54	1,456

FedNat Holding Co.	18	255

First American Financial Corp.	19	1,010

Heritage Insurance Holdings, Inc.	6	94

National General Holdings Corp.	9	207

Selective Insurance Group, Inc. (a)	6	463

Third Point Reinsurance Ltd. (Bermuda)*	66	676

		4,161

Internet & Direct Marketing Retail — 0.6%

Groupon, Inc.*	133	475

Liberty Expedia Holdings, Inc., Class A*	50	2,397

		2,872

IT Services — 2.0%

KBR, Inc.	94	2,340

Limelight Networks, Inc.*	395	1,068

ManTech International Corp., Class A	6	382

MAXIMUS, Inc. (a)	3	247

NIC, Inc. (a)	70	1,115

Perspecta, Inc.	118	2,757

Virtusa Corp.* (a)	21	925

		8,834

Life Sciences Tools & Services — 0.3%

Adaptive Biotechnologies Corp.*	16	792

Personalis, Inc.*	20	530

		1,322

Machinery — 2.9%

Columbus McKinnon Corp.	31	1,321

Federal Signal Corp. (a)	26	696

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	23

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — continued

Machinery — continued

Graham Corp.	8	160

Hillenbrand, Inc.	43	1,713

Hurco Cos., Inc.	10	350

Hyster-Yale Materials Handling, Inc. (a)	7	361

Meritor, Inc.*	182	4,419

Park-Ohio Holdings Corp.	6	206

TriMas Corp.*	16	496

Wabash National Corp.	211	3,434

		13,156

Media — 2.5%

EW Scripps Co. (The), Class A	8	124

Fluent, Inc.*	116	623

Gray Television, Inc.* (a)	63	1,028

Liberty Latin America Ltd., Class A (Chile)*	115	1,982

Meredith Corp. (a)	29	1,597

Nexstar Media Group, Inc., Class A	19	1,954

Sinclair Broadcast Group, Inc., Class A (a)	72	3,888

		11,196

Metals & Mining — 0.7%

Commercial Metals Co.	31	547

Ramaco Resources, Inc.*	34	180

Ryerson Holding Corp.*	23	189

Warrior Met Coal, Inc.	77	2,008

		2,924

Mortgage Real Estate Investment Trusts (REITs) — 1.2%

AG Mortgage Investment Trust, Inc.	17	272

PennyMac Mortgage Investment Trust	176	3,840

Redwood Trust, Inc. (a)	71	1,171

		5,283

Multi-Utilities — 0.2%

Black Hills Corp.	13	1,006

Oil, Gas & Consumable Fuels — 2.4%

Abraxas Petroleum Corp.*	210	216

Arch Coal, Inc., Class A (a)	10	928

CONSOL Energy, Inc.*	12	316

CVR Energy, Inc. (a)	34	1,682

Delek US Holdings, Inc. (a)	87	3,537

Denbury Resources, Inc.* (a)	464	575

Gulfport Energy Corp.*	127	623

Hallador Energy Co.	7	41

Midstates Petroleum Co., Inc.*	51	302

Peabody Energy Corp.	33	798

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

Renewable Energy Group, Inc.* (a)	58	913

REX American Resources Corp.* (a)	1	55

W&T Offshore, Inc.*	206	1,023

		11,009

Paper & Forest Products — 1.5%

Boise Cascade Co.	61	1,709

Louisiana-Pacific Corp. (a)	91	2,376

Schweitzer-Mauduit International, Inc.	51	1,687

Verso Corp., Class A*	46	881

		6,653

Pharmaceuticals — 1.7%

Aclaris Therapeutics, Inc.* (a)	44	96

Arvinas, Inc.* (a)	1	23

Dermira, Inc.* (a)	95	907

Horizon Therapeutics plc*	69	1,652

Lannett Co., Inc.* (a)	140	847

Mallinckrodt plc* (a)	71	655

Medicines Co. (The)* (a)	48	1,737

Menlo Therapeutics, Inc.*	86	518

Phibro Animal Health Corp., Class A	17	524

Revance Therapeutics, Inc.*	8	103

TherapeuticsMD, Inc.* (a)	160	415

Zynerba Pharmaceuticals, Inc.* (a)	17	235

		7,712

Professional Services — 2.4%

Acacia Research Corp.*	20	59

Barrett Business Services, Inc.	42	3,447

CBIZ, Inc.*	49	952

CRA International, Inc.	8	301

Heidrick & Struggles International, Inc.	15	445

Insperity, Inc.	21	2,551

Kelly Services, Inc., Class A	3	71

Korn Ferry	9	378

TriNet Group, Inc.*	9	630

TrueBlue, Inc.*	80	1,765

		10,599

Real Estate Management & Development — 0.5%

Cushman & Wakefield plc*	82	1,472

HFF, Inc., Class A	19	859

		2,331

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — continued

Road & Rail — 0.7%

ArcBest Corp.	64	1,800

Avis Budget Group, Inc.*	12	437

Covenant Transportation Group, Inc., Class A*	7	104

Schneider National, Inc., Class B	17	301

YRC Worldwide, Inc.*	151	609

		3,251

Semiconductors & Semiconductor Equipment — 1.9%

Advanced Energy Industries, Inc.* (a)	21	1,197

Alpha & Omega Semiconductor Ltd.*	46	433

Cirrus Logic, Inc.*	49	2,147

Cohu, Inc.	49	759

Ichor Holdings Ltd.* (a)	34	813

Rambus, Inc.*	111	1,331

Rudolph Technologies, Inc.*	48	1,339

Ultra Clean Holdings, Inc.*	46	638

		8,657

Software — 4.2%

ACI Worldwide, Inc.*	31	1,057

Alteryx, Inc., Class A* (a)	13	1,394

Avaya Holdings Corp.*	27	326

Bottomline Technologies DE, Inc.*	10	421

CommVault Systems, Inc.*	51	2,539

Cornerstone OnDemand, Inc.* (a)	47	2,702

Crowdstrike Holdings, Inc., Class A*	22	1,470

MicroStrategy, Inc., Class A* (a)	4	638

Pagerduty, Inc.* (a)	16	762

Paylocity Holding Corp.*	22	2,017

Progress Software Corp.	78	3,416

SPS Commerce, Inc.* (a)	6	626

SVMK, Inc.*	27	447

Zscaler, Inc.* (a)	16	1,203

		19,018

Specialty Retail — 2.8%

Barnes & Noble Education, Inc.* (a)	166	559

Designer Brands, Inc., Class A	34	650

Hibbett Sports, Inc.* (a)	69	1,256

Lithia Motors, Inc., Class A	17	1,960

Office Depot, Inc.	1,419	2,923

Rent-A-Center, Inc.*	144	3,834

Signet Jewelers Ltd. (a)	7	125

Zumiez, Inc.* (a)	47	1,224

		12,531

INVESTMENTS	SHARES (000)	VALUE ($000)

Technology Hardware, Storage & Peripherals — 0.0% (b)

Immersion Corp.*	24	186

Textiles, Apparel & Luxury Goods — 0.8%

Deckers Outdoor Corp.*	20	3,519

Thrifts & Mortgage Finance — 3.1%

Essent Group Ltd.*	83	3,877

FS Bancorp, Inc.	3	141

HomeStreet, Inc.*	16	460

Luther Burbank Corp.	21	223

MGIC Investment Corp.*	261	3,428

OceanFirst Financial Corp.	19	480

PennyMac Financial Services, Inc.	14	314

Radian Group, Inc.	101	2,308

Walker & Dunlop, Inc.	55	2,912

		14,143

Trading Companies & Distributors — 0.9%

Aircastle Ltd.	32	670

Applied Industrial Technologies, Inc.	14	860

MRC Global, Inc.*	111	1,906

Rush Enterprises, Inc., Class A	6	208

Veritiv Corp.*	21	402

		4,046

Water Utilities — 0.0% (b)

Consolidated Water Co. Ltd. (Cayman Islands)	4	58

Total Common Stocks (Cost $376,060)		422,257

	NO. OF WARRANTS (000)
Warrants – 0.0%

Consumer Finance – 0.0%

Emergent Capital, Inc. expiring 10/1/2019, price 10.75 USD* (Cost $—)	2	—

	SHARES (000)
Short-term Investments – 10.5%

Investment Companies – 10.5%

JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (c) (d) (Cost $47,069)	47,051	47,070

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	25

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment of Cash Collateral from Securities Loaned — 7.2%
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (c) (d)	25,001	25,006
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (c) (d)	7,388	7,388

Total Investment of Cash Collateral from Securities Loaned (Cost $32,392)		32,394

Total Investments — 111.6% (Cost $455,521)		501,721
Liabilities in Excess of Other Assets — (11.6)%		(52,177)

NET ASSETS — 100.0%		449,544

Percentages indicated are based on net assets.

Abbreviations
USD	United States Dollar

(a)	The security or a portion of this security is on loan at June 30, 2019. The total value of securities on loan at June 30, 2019 is approximately $30,884,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

Russell 2000 E-Mini Index	338	09/2019	USD	26,494	241

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — 95.5%

Auto Components — 1.3%

LCI Industries (a)	871	78,389

Banks — 10.3%

Associated Banc-Corp.	1,807	38,196

BankUnited, Inc.	1,457	49,150

Cadence BanCorp (a)	2,637	54,852

Commerce Bancshares, Inc. (a)	1,196	71,379

Cullen/Frost Bankers, Inc. (a)	666	62,419

First Financial Bancorp	2,348	56,879

First Hawaiian, Inc.	2,603	67,333

First Horizon National Corp. (a)	3,663	54,695

IBERIABANK Corp.	819	62,102

Western Alliance Bancorp*	1,393	62,292

Wintrust Financial Corp.	931	68,078

		647,375

Beverages — 0.6%

Cott Corp.	2,712	36,210

Building Products — 1.1%

Fortune Brands Home & Security, Inc.	1,223	69,864

Capital Markets — 4.8%

Eaton Vance Corp.	1,150	49,592

FactSet Research Systems, Inc. (a)	198	56,811

Focus Financial Partners, Inc., Class A* (a)	1,307	35,688

Lazard Ltd., Class A (a)	1,541	52,991

Moelis & Co., Class A (a)	1,326	46,333

Morningstar, Inc.	415	60,022

		301,437

Chemicals — 4.0%

GCP Applied Technologies, Inc.* (a)	2,192	49,631

PQ Group Holdings, Inc.*	3,794	60,142

Quaker Chemical Corp. (a)	448	90,844

Valvoline, Inc. (a)	2,679	52,321

		252,938

Commercial Services & Supplies — 5.5%

Advanced Disposal Services, Inc.*	2,006	64,011

Brady Corp., Class A (a)	1,644	81,100

BrightView Holdings, Inc.*	1,828	34,195

Herman Miller, Inc.	497	22,221

KAR Auction Services, Inc.	1,490	37,261

MSA Safety, Inc. (a)	702	73,975

US Ecology, Inc. (a)	568	33,837

		346,600

INVESTMENTS	SHARES (000)	VALUE ($000)

Construction & Engineering — 1.0%

WillScot Corp.* (a)	4,300	64,674

Containers & Packaging — 3.7%

AptarGroup, Inc. (a)	1,445	179,672

Crown Holdings, Inc.*	859	52,470

		232,142

Distributors — 3.7%

IAA, Inc.*	1,490	57,800

Pool Corp. (a)	898	171,528

		229,328

Diversified Consumer Services — 0.8%

ServiceMaster Global Holdings, Inc.*	979	51,004

Electric Utilities — 1.5%

Portland General Electric Co.	1,749	94,756

Electrical Equipment — 1.0%

Generac Holdings, Inc.* (a)	920	63,853

Electronic Equipment, Instruments & Components — 0.5%

nLight, Inc.* (a)	1,645	31,585

Energy Equipment & Services — 1.6%

Core Laboratories NV (a)	839	43,843

Patterson-UTI Energy, Inc.	4,881	56,178

		100,021

Entertainment — 1.3%

Cinemark Holdings, Inc.	2,220	80,143

Equity Real Estate Investment Trusts (REITs) — 6.0%

CubeSmart	2,137	71,458

EastGroup Properties, Inc.	844	97,930

National Retail Properties, Inc. (a)	1,907	101,080

Outfront Media, Inc.	1,918	49,478

RLJ Lodging Trust	3,067	54,412

		374,358

Food & Staples Retailing — 3.1%

BJ’s Wholesale Club Holdings, Inc.*	2,268	59,877

Performance Food Group Co.*	3,326	133,139

		193,016

Food Products — 0.2%

Beyond Meat, Inc.* (a)	60	9,560

Health Care Equipment & Supplies — 3.0%

ICU Medical, Inc.* (a)	319	80,275

West Pharmaceutical Services, Inc.	875	109,496

		189,771

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	27

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — continued

Health Care Providers & Services — 4.4%

Encompass Health Corp.	1,405	89,002

HealthEquity, Inc.*	619	40,511

Molina Healthcare, Inc.*	628	89,909

Premier, Inc., Class A* (a)	1,428	55,864

		275,286

Health Care Technology — 0.9%

Medidata Solutions, Inc.*	655	59,275

Hotels, Restaurants & Leisure — 0.3%

Monarch Casino & Resort, Inc.* (a)	509	21,776

Insurance — 2.5%

Kinsale Capital Group, Inc.	811	74,194

RLI Corp.	972	83,288

		157,482

Internet & Direct Marketing Retail — 0.8%

GrubHub, Inc.* (a)	603	47,024

IT Services — 0.9%

CoreLogic, Inc.*	1,384	57,872

Leisure Products — 2.1%

Acushnet Holdings Corp. (a)	1,777	46,660

Brunswick Corp. (a)	1,655	75,958

Malibu Boats, Inc., Class A*	242	9,421

		132,039

Life Sciences Tools & Services — 0.8%

Syneos Health, Inc.* (a)	984	50,270

Machinery — 8.9%

Altra Industrial Motion Corp.	1,468	52,674

Douglas Dynamics, Inc.	996	39,626

Gates Industrial Corp. plc* (a)	3,560	40,619

Lincoln Electric Holdings, Inc. (a)	983	80,931

RBC Bearings, Inc.* (a)	606	101,072

Toro Co. (The) (a)	2,382	159,364

Welbilt, Inc.* (a)	2,224	37,142

Woodward, Inc.	436	49,297

		560,725

Media — 0.4%

EW Scripps Co. (The), Class A	1,555	23,772

INVESTMENTS	SHARES (000)	VALUE ($000)

Multi-Utilities — 1.5%

NorthWestern Corp.	1,336	96,422

Pharmaceuticals — 2.5%

Catalent, Inc.* (a)	2,253	122,136

Prestige Consumer Healthcare, Inc.* (a)	1,155	36,578

		158,714

Real Estate Management & Development — 0.9%

Cushman & Wakefield plc* (a)	3,229	57,734

Road & Rail — 2.1%

Knight-Swift Transportation Holdings, Inc. (a)	2,166	71,134

Landstar System, Inc. (a)	579	62,518

		133,652

Semiconductors & Semiconductor Equipment — 1.6%

Cabot Microelectronics Corp.	567	62,444

Power Integrations, Inc. (a)	437	35,001

		97,445

Software — 8.1%

Aspen Technology, Inc.*	574	71,390

Blackbaud, Inc. (a)	668	55,806

Cision Ltd.*	4,739	55,590

Cornerstone OnDemand, Inc.*	888	51,456

Guidewire Software, Inc.* (a)	607	61,490

Instructure, Inc.* (a)	144	6,138

Q2 Holdings, Inc.* (a)	985	75,224

SailPoint Technologies Holding, Inc.*	1,359	27,225

Tableau Software, Inc., Class A*	264	43,896

Tyler Technologies, Inc.* (a)	281	60,738

		508,953

Textiles, Apparel & Luxury Goods — 0.8%

Carter’s, Inc.	484	47,169

Trading Companies & Distributors — 1.0%

Applied Industrial Technologies, Inc.	1,016	62,523

Total Common Stocks (Cost $4,154,901)		5,995,157

Short-term Investments — 4.1%

Investment Companies — 4.1%

JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (b) (c) (Cost $254,718)	254,641	254,743

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment of Cash Collateral from Securities Loaned — 3.4%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (b) (c)	177,019	177,054

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (b) (c)	39,120	39,120

Total Investment of Cash Collateral from Securities Loaned (Cost $216,158)		216,174

Total Investments — 103.0% (Cost $4,625,777)		6,466,074
Liabilities in Excess of Other Assets — (3.0)%		(190,150)

NET ASSETS — 100.0%		6,275,924

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at June 30, 2019. The total value of securities on loan at June 30, 2019 is approximately $215,609,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	29

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.4%

Aerospace & Defense — 1.1%

Hexcel Corp.	392	31,708

Auto Components — 0.8%

Fox Factory Holding Corp.* (a)	286	23,605

Automobiles — 0.9%

Winnebago Industries, Inc. (a)	664	25,657

Banks — 1.8%

First Financial Bankshares, Inc. (a)	682	20,999

Signature Bank	154	18,651

Webster Financial Corp.	283	13,505

		53,155

Beverages — 0.5%

Primo Water Corp.* (a)	1,127	13,864

Biotechnology — 12.3%

ACADIA Pharmaceuticals, Inc.* (a)	470	12,567

Adverum Biotechnologies, Inc.*	1,561	18,556

Array BioPharma, Inc.* (a)	635	29,430

Atara Biotherapeutics, Inc.* (a)	625	12,560

Avrobio, Inc.* (a)	630	10,236

Bellicum Pharmaceuticals, Inc.* (a)	1,409	2,394

Biohaven Pharmaceutical Holding Co. Ltd.* (a)	549	24,044

Bridgebio Pharma, Inc.*	207	5,583

Coherus Biosciences, Inc.* (a)	1,381	30,517

FibroGen, Inc.*	670	30,248

G1 Therapeutics, Inc.* (a)	622	19,083

Global Blood Therapeutics, Inc.*	151	7,954

Halozyme Therapeutics, Inc.*	1,807	31,042

Heron Therapeutics, Inc.* (a)	714	13,265

Homology Medicines, Inc.* (a)	771	15,085

Intercept Pharmaceuticals, Inc.* (a)	233	18,570

Portola Pharmaceuticals, Inc.* (a)	213	5,770

REGENXBIO, Inc.*(a)	409	20,985

Rubius Therapeutics, Inc.* (a)	393	6,184

Sage Therapeutics, Inc.* (a)	88	16,029

Spark Therapeutics, Inc.*	42	4,260

Twist Bioscience Corp.* (a)	697	20,229

		354,591

Building Products — 3.7%

Advanced Drainage Systems, Inc.	1,103	36,178

Simpson Manufacturing Co., Inc.	543	36,071

Trex Co., Inc.*(a)	490	35,130

		107,379

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — 1.5%

Evercore, Inc., Class A (a)	381	33,777

PennantPark Investment Corp.	1,338	8,455

		42,232

Chemicals — 0.7%

Ferro Corp.*	1,264	19,969

Commercial Services & Supplies — 1.3%

MSA Safety, Inc. (a)	370	38,991

Communications Equipment — 1.0%

Ciena Corp.*	718	29,517

Distributors — 1.3%

Pool Corp. (a)	192	36,621

Diversified Consumer Services — 1.4%

Bright Horizons Family Solutions, Inc.*	271	40,825

Electrical Equipment — 1.6%

Generac Holdings, Inc.* (a)	652	45,227

Electronic Equipment, Instruments & Components — 0.8%

Littelfuse, Inc. (a)	124	21,972

Entertainment — 1.7%

Glu Mobile, Inc.*	1,797	12,901

Sciplay Corp., Class A* (a)	719	9,859

World Wrestling Entertainment, Inc., Class A (a)	357	25,795

		48,555

Equity Real Estate Investment Trusts (REITs) — 1.5%

CubeSmart	480	16,059

EastGroup Properties, Inc.	47	5,474

Highwoods Properties, Inc.	274	11,303

National Health Investors, Inc.	97	7,561

Terreno Realty Corp.	80	3,933

		44,330

Food & Staples Retailing — 2.2%

Grocery Outlet Holding Corp.* (a)	328	10,798

Performance Food Group Co.*	1,296	51,873

		62,671

Food Products — 1.0%

Freshpet, Inc.*	613	27,915

Health Care Equipment & Supplies — 4.1%

Insulet Corp.* (a)	309	36,885

iRhythm Technologies, Inc.* (a)	395	31,265

LivaNova plc*	180	12,961

Nevro Corp.* (a)	420	27,225

Shockwave Medical, Inc.* (a)	161	9,184

		117,520

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Providers & Services — 1.9%

Acadia Healthcare Co., Inc.* (a)	502	17,552

Amedisys, Inc.*	313	37,986

		55,538

Health Care Technology — 1.9%

Evolent Health, Inc., Class A* (a)	1,309	10,408

Teladoc Health, Inc.*	685	45,523

		55,931

Hotels, Restaurants & Leisure — 4.0%

Boyd Gaming Corp.	1,432	38,570

Planet Fitness, Inc., Class A*	386	27,983

Red Rock Resorts, Inc., Class A (a)	1,028	22,086

Texas Roadhouse, Inc.	490	26,298

		114,937

Household Durables — 0.5%

TRI Pointe Group, Inc.*	1,200	14,361

Internet & Direct Marketing Retail — 1.9%

Etsy, Inc.*	204	12,514

Farfetch Ltd., Class A (United Kingdom)* (a)	1,142	23,763

GrubHub, Inc.* (a)	140	10,905

RealReal, Inc. (The)*	244	7,053

		54,235

IT Services — 3.0%

ManTech International Corp., Class A	487	32,044

MongoDB, Inc.* (a)	126	19,142

Wix.com Ltd. (Israel)*	248	35,286

		86,472

Life Sciences Tools & Services — 0.5%

Adaptive Biotechnologies Corp.*	163	7,866

Personalis, Inc.*	280	7,608

		15,474

Machinery — 5.3%

Chart Industries, Inc.* (a)	307	23,592

Graco, Inc.	526	26,410

ITT, Inc.	524	34,336

John Bean Technologies Corp.	379	45,871

Oshkosh Corp.	280	23,398

		153,607

Marine — 0.5%

Kirby Corp.* (a)	177	13,952

Media — 1.1%

New York Times Co. (The), Class A (a)	1,006	32,817

INVESTMENTS	SHARES (000)	VALUE ($000)

Multiline Retail — 1.1%

Ollie’s Bargain Outlet Holdings, Inc.* (a)	354	30,846

Oil, Gas & Consumable Fuels — 0.3%

Centennial Resource Development, Inc., Class A* (a)	1,023	7,763

Pharmaceuticals — 3.1%

Horizon Therapeutics plc* (a)	1,443	34,712

Optinose, Inc.*	974	6,899

Revance Therapeutics, Inc.* (a)	950	12,326

TherapeuticsMD, Inc.*	4,156	10,806

Tricida, Inc.* (a)	648	25,552

		90,295

Real Estate Management & Development — 0.5%

RE/MAX Holdings, Inc., Class A (a)	429	13,199

Road & Rail — 1.2%

Saia, Inc.* (a)	515	33,293

Semiconductors & Semiconductor Equipment — 6.8%

Entegris, Inc. (a)	1,075	40,125

Inphi Corp.*	871	43,622

MKS Instruments, Inc. (a)	531	41,381

Monolithic Power Systems, Inc. (a)	283	38,445

Semtech Corp.* (a)	673	32,345

		195,918

Software — 13.6%

Anaplan, Inc.*	596	30,103

Coupa Software, Inc.*	195	24,715

CyberArk Software Ltd. (Israel)* (a)	158	20,135

Elastic NV* (a)	256	19,110

Envestnet, Inc.*	742	50,704

HubSpot, Inc.*	127	21,691

New Relic, Inc.* (a)	124	10,696

Pagerduty, Inc.* (a)	304	14,285

Pluralsight, Inc., Class A* (a)	880	26,667

Proofpoint, Inc.* (a)	282	33,956

RingCentral, Inc., Class A* (a)	128	14,707

SailPoint Technologies Holding, Inc.* (a)	1,161	23,268

Smartsheet, Inc., Class A*	607	29,365

Trade Desk, Inc. (The), Class A* (a)	44	10,065

Zendesk, Inc.* (a)	300	26,684

Zscaler, Inc.* (a)	448	34,342

		390,493

Specialty Retail — 4.6%

American Eagle Outfitters, Inc.	746	12,600

Floor & Decor Holdings, Inc., Class A* (a)	365	15,289

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	31

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Specialty Retail — continued

Hudson Ltd., Class A*	2,039	28,117

Lithia Motors, Inc., Class A (a)	255	30,331

National Vision Holdings, Inc.* (a)	1,500	46,089

		132,426

Textiles, Apparel & Luxury Goods — 1.3%

Wolverine World Wide, Inc. (a)	1,335	36,761

Thrifts & Mortgage Finance — 0.4%

Axos Financial, Inc.* (a)	399	10,885

Trading Companies & Distributors — 3.7%

Applied Industrial Technologies, Inc. (a)	451	27,734

H&E Equipment Services, Inc. (a)	724	21,066

Rush Enterprises, Inc., Class A	777	28,375

SiteOne Landscape Supply, Inc.* (a)	412	28,529

		105,704

Total Common Stocks (Cost $2,252,931)		2,831,211

	NO. OF RIGHTS (000)
RIGHTS — 0.0% (b)

Biotechnology — 0.0% (b)

Clementia Pharmaceuticals, Inc. (Canada)*‡ (Cost $—)	927	—	(c)

Short-Term Investments — 0.8%

Investment Companies — 0.8%

JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (d) (e) (Cost $24,539)	24,531	24,541

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 14.5%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (d) (e)	341,011	341,079

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (d) (e)	75,263	75,263

Total Investment of Cash Collateral from Securities Loaned (Cost $416,311)		416,342

Total Investments — 113.7% (Cost $2,693,781)		3,272,094
Liabilities in Excess of Other Assets — (13.7)%		(395,428)

NET ASSETS — 100.0%		2,876,666

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at June 30, 2019. The total value of securities on loan at June 30, 2019 is approximately $402,031,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Amount rounds to less than one thousand.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.6%

Aerospace & Defense — 0.5%

Moog, Inc., Class A	80	7,489

Air Freight & Logistics — 0.5%

Echo Global Logistics, Inc.*	344	7,173

Auto Components — 0.9%

Adient plc	134	3,259

Cooper-Standard Holdings, Inc.*	7	335

Gentherm, Inc.* (a)	118	4,932

Stoneridge, Inc.* (a)	144	4,540

Tower International, Inc.	62	1,217

		14,283

Banks — 17.3%

1st Source Corp.	101	4,673

American National Bankshares, Inc.	6	225

Atlantic Union Bankshares Corp.	8	279

BancFirst Corp.	117	6,523

BancorpSouth Bank (a)	72	2,103

BankFinancial Corp.	210	2,939

Banner Corp.	39	2,134

Brookline Bancorp, Inc.	102	1,570

Bryn Mawr Bank Corp.	29	1,075

Cadence BanCorp	16	329

Cathay General Bancorp (a)	192	6,906

Central Pacific Financial Corp.	417	12,505

Central Valley Community Bancorp	23	483

Century Bancorp, Inc., Class A (a)	4	325

Citizens & Northern Corp.	18	474

City Holding Co. (a)	105	8,007

Columbia Banking System, Inc. (a)	136	4,924

Community Bank System, Inc. (a)	127	8,335

Community Trust Bancorp, Inc.	114	4,819

East West Bancorp, Inc.	11	530

Enterprise Financial Services Corp.	197	8,212

Financial Institutions, Inc.	65	1,889

First Bancorp	28	1,031

First BanCorp (Puerto Rico)	1,129	12,464

First Citizens BancShares, Inc., Class A	8	3,557

First Commonwealth Financial Corp. (a)	899	12,106

First Community Bankshares, Inc.	56	1,897

First Financial Corp. (a)	19	775

First Hawaiian, Inc.	88	2,279

First Interstate BancSystem, Inc., Class A	92	3,650

Flushing Financial Corp.	136	3,024

Glacier Bancorp, Inc.	198	8,013

Great Southern Bancorp, Inc.	34	2,059

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued

Great Western Bancorp, Inc. (a)	96	3,411

Hancock Whitney Corp. (a)	24	970

Home BancShares, Inc.	359	6,912

Hope Bancorp, Inc. (a)	598	8,242

Independent Bank Corp.	51	1,113

Investors Bancorp, Inc.	907	10,118

Lakeland Financial Corp. (a)	39	1,822

Mercantile Bank Corp.	18	577

OFG Bancorp (Puerto Rico) (a)	237	5,626

Preferred Bank	16	775

Republic Bancorp, Inc., Class A	18	910

S&T Bancorp, Inc.	20	765

South State Corp.	154	11,341

Stock Yards Bancorp, Inc. (a)	18	640

Tompkins Financial Corp. (a)	21	1,689

TriState Capital Holdings, Inc.*	24	508

Trustmark Corp. (a)	558	18,560

UMB Financial Corp. (a)	208	13,658

Umpqua Holdings Corp.	550	9,126

United Bankshares, Inc. (a)	457	16,935

Washington Trust Bancorp, Inc.	35	1,847

Webster Financial Corp. (a)	104	4,973

West Bancorp, Inc.	12	254

Westamerica Bancorp (a)	294	18,107

		268,993

Biotechnology — 1.4%

Acorda Therapeutics, Inc.* (a)	31	237

Arcus Biosciences, Inc.* (a)	308	2,451

Enanta Pharmaceuticals, Inc.*	33	2,742

Epizyme, Inc.*	279	3,504

Fate Therapeutics, Inc.*	162	3,283

Five Prime Therapeutics, Inc.*	150	904

Iovance Biotherapeutics, Inc.* (a)	269	6,586

Tocagen, Inc.* (a)	289	1,927

		21,634

Building Products — 0.7%

Armstrong Flooring, Inc.* (a)	132	1,300

Builders FirstSource, Inc.*	394	6,638

Masonite International Corp.*	64	3,382

		11,320

Capital Markets — 1.0%

Associated Capital Group, Inc., Class A	2	82

BrightSphere Investment Group plc	144	1,638

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	33

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Capital Markets — continued

Donnelley Financial Solutions, Inc.*	168	2,245

Oppenheimer Holdings, Inc., Class A	14	373

Stifel Financial Corp. (a)	184	10,838

		15,176

Chemicals — 0.8%

FutureFuel Corp.	157	1,835

Minerals Technologies, Inc.	56	2,970

Trinseo SA	195	8,244

		13,049

Commercial Services & Supplies — 1.9%

ABM Industries, Inc. (a)	260	10,412

ACCO Brands Corp.	1,266	9,960

Ennis, Inc. (a)	78	1,594

Quad/Graphics, Inc. (a)	623	4,930

VSE Corp.	109	3,124

		30,020

Communications Equipment — 0.3%

Comtech Telecommunications Corp.	33	930

NetScout Systems, Inc.* (a)	115	2,930

		3,860

Construction & Engineering — 1.8%

EMCOR Group, Inc.	196	17,277

MYR Group, Inc.*	161	6,028

Sterling Construction Co., Inc.*	95	1,280

Tutor Perini Corp.* (a)	203	2,821

		27,406

Consumer Finance — 0.3%

Nelnet, Inc., Class A	85	5,004

Containers & Packaging — 0.1%

Myers Industries, Inc.	51	981

Distributors — 0.5%

Core-Mark Holding Co., Inc.	202	8,007

Weyco Group, Inc.	6	163

		8,170

Diversified Consumer Services — 1.0%

Houghton Mifflin Harcourt Co.*	511	2,944

K12, Inc.*	410	12,456

		15,400

Diversified Financial Services — 0.0% (b)

Marlin Business Services Corp.	30	750

Diversified Telecommunication Services — 0.4%

Consolidated Communications Holdings, Inc. (a)	1,384	6,822

INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — 1.2%

IDACORP, Inc.	15	1,456

Portland General Electric Co.	301	16,300

Spark Energy, Inc., Class A (a)	87	978

		18,734

Electrical Equipment — 0.3%

Bloom Energy Corp., Class A* (a)	13	154

Powell Industries, Inc.	111	4,233

		4,387

Electronic Equipment, Instruments & Components — 3.3%

Bel Fuse, Inc., Class B	143	2,459

Benchmark Electronics, Inc.	494	12,402

Fabrinet (Thailand)*	106	5,265

Insight Enterprises, Inc.*	125	7,287

OSI Systems, Inc.* (a)	11	1,183

Tech Data Corp.*	211	22,112

		50,708

Energy Equipment & Services — 2.0%

C&J Energy Services, Inc.*	48	561

Dril-Quip, Inc.*	246	11,803

FTS International, Inc.*	558	3,114

Keane Group, Inc.*	82	552

Matrix Service Co.* (a)	366	7,417

SEACOR Holdings, Inc.*	162	7,701

		31,148

Entertainment — 0.2%

AMC Entertainment Holdings, Inc., Class A (a)	309	2,878

Equity Real Estate Investment Trusts (REITs) — 10.6%

Acadia Realty Trust	126	3,457

Alexander & Baldwin, Inc.	186	4,286

American Assets Trust, Inc.	317	14,932

Armada Hoffler Properties, Inc.	51	851

Ashford Hospitality Trust, Inc.	831	2,469

Braemar Hotels & Resorts, Inc.	274	2,714

Cedar Realty Trust, Inc.	255	676

City Office, Inc.	45	536

CoreCivic, Inc.	73	1,513

CorEnergy Infrastructure Trust, Inc. (a)	73	2,905

CoreSite Realty Corp.	59	6,841

Cousins Properties, Inc.	207	7,501

DiamondRock Hospitality Co. (a)	1,018	10,528

Easterly Government Properties, Inc.	254	4,595

First Industrial Realty Trust, Inc.	45	1,664

Franklin Street Properties Corp.	167	1,232

GEO Group, Inc. (The)	650	13,661

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — continued

Getty Realty Corp.	136	4,172

Gladstone Commercial Corp.	68	1,441

Hersha Hospitality Trust	57	946

Highwoods Properties, Inc.	28	1,144

Hospitality Properties Trust	148	3,698

Industrial Logistics Properties Trust	34	706

Kite Realty Group Trust	113	1,708

Lexington Realty Trust	216	2,031

Mack-Cali Realty Corp.	394	9,174

Pebblebrook Hotel Trust (a)	383	10,796

Piedmont Office Realty Trust, Inc., Class A (a)	283	5,640

PotlatchDeltic Corp.	216	8,416

PS Business Parks, Inc.	40	6,707

RLJ Lodging Trust	79	1,397

Saul Centers, Inc.	11	617

STAG Industrial, Inc.	65	1,972

Sunstone Hotel Investors, Inc.	1,267	17,374

Uniti Group, Inc.	3	30

Urstadt Biddle Properties, Inc., Class A	72	1,516

Washington	9	227

Xenia Hotels & Resorts, Inc.	184	3,834

		163,907

Food & Staples Retailing — 0.1%

Grocery Outlet Holding Corp.*	40	1,299

Rite Aid Corp.* (a)	55	437

		1,736

Food Products — 1.0%

Darling Ingredients, Inc.*	99	1,961

Sanderson Farms, Inc.	96	13,165

		15,126

Gas Utilities — 1.9%

Northwest Natural Holding Co.	127	8,799

ONE Gas, Inc. (a)	30	2,736

Southwest Gas Holdings, Inc.	140	12,538

Spire, Inc.	65	5,463

		29,536

Health Care Equipment & Supplies — 0.3%

Varex Imaging Corp.*	151	4,625

Health Care Providers & Services — 2.2%

American Renal Associates Holdings, Inc.* (a)	313	2,331

Cross Country Healthcare, Inc.*	215	2,014

Diplomat Pharmacy, Inc.*	737	4,491

Magellan Health, Inc.*	51	3,748

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — continued

Owens & Minor, Inc. (a)	130	417

Patterson Cos., Inc. (a)	421	9,643

Triple-S Management Corp., Class B (Puerto Rico)*	480	11,452

		34,096

Health Care Technology — 1.1%

Allscripts Healthcare Solutions, Inc.*	1,398	16,253

Computer Programs & Systems, Inc.	29	792

		17,045

Hotels, Restaurants & Leisure — 1.2%

Boyd Gaming Corp.	81	2,180

Brinker International, Inc. (a)	375	14,760

Red Lion Hotels Corp.* (a)	178	1,266

		18,206

Household Durables — 3.0%

Helen of Troy Ltd.*	26	3,395

KB Home	683	17,571

Meritage Homes Corp.*	58	2,993

Sonos, Inc.* (a)	717	8,131

TRI Pointe Group, Inc.* (a)	1,207	14,446

		46,536

Independent Power and Renewable Electricity Producers — 1.2%

Atlantic Power Corp.*	1,922	4,651

Clearway Energy, Inc., Class A	381	6,157

Clearway Energy, Inc., Class C (a)	436	7,349

		18,157

Insurance — 2.8%

Ambac Financial Group, Inc.* (a)	195	3,279

American Equity Investment Life Holding Co.	328	8,900

AMERISAFE, Inc.	89	5,695

Argo Group International Holdings Ltd.	22	1,608

CNO Financial Group, Inc.	575	9,586

Global Indemnity Ltd. (Cayman Islands)	11	334

Hallmark Financial Services, Inc.*	68	969

Heritage Insurance Holdings, Inc.	269	4,144

Horace Mann Educators Corp.	21	834

MBIA, Inc.* (a)	538	5,010

Primerica, Inc.	10	1,211

Third Point Reinsurance Ltd. (Bermuda)*	195	2,016

		43,586

Internet & Direct Marketing Retail — 0.7%

Liberty Expedia Holdings, Inc., Class A*	113	5,381

Stamps.com, Inc.*	104	4,713

		10,094

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	35

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

IT Services — 0.7%

KBR, Inc.	221	5,509

Perficient, Inc.* (a)	93	3,199

Unisys Corp.* (a)	168	1,633

		10,341

Machinery — 2.0%

AGCO Corp.	89	6,873

Douglas Dynamics, Inc.	141	5,618

EnPro Industries, Inc.	19	1,226

Graham Corp.	24	483

Harsco Corp.*	73	2,011

Hurco Cos., Inc.	42	1,497

LB Foster Co., Class A*	31	845

Wabash National Corp.	760	12,359

		30,912

Marine — 0.1%

Costamare, Inc. (Monaco)	172	885

Media — 1.8%

Gannett Co., Inc. (a)	362	2,954

Hemisphere Media Group, Inc.*	279	3,610

New Media Investment Group, Inc.	253	2,390

Sinclair Broadcast Group, Inc., Class A	287	15,370

Tribune Publishing Co.	62	498

WideOpenWest, Inc.* (a)	458	3,323

		28,145

Metals & Mining — 1.1%

Warrior Met Coal, Inc.	312	8,147

Worthington Industries, Inc.	217	8,752

		16,899

Mortgage Real Estate Investment Trusts (REITs) — 2.0%

AG Mortgage Investment Trust, Inc.	51	814

ARMOUR Residential REIT, Inc. (a)	248	4,630

Capstead Mortgage Corp. (a)	636	5,308

Cherry Hill Mortgage Investment Corp. (a)	233	3,723

Invesco Mortgage Capital, Inc.	558	8,997

Two Harbors Investment Corp.	637	8,068

		31,540

Multi-Utilities — 1.4%

Avista Corp.	143	6,369

Black Hills Corp. (a)	180	14,086

Unitil Corp.	20	1,198

		21,653

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — 5.3%

Arch Coal, Inc., Class A (a)	169	15,959

CNX Resources Corp.*	310	2,263

Delek US Holdings, Inc.	530	21,492

Green Plains, Inc.	130	1,396

Gulfport Energy Corp.* (a)	1,756	8,621

Midstates Petroleum Co., Inc.*	410	2,415

Peabody Energy Corp.	271	6,519

Renewable Energy Group, Inc.* (a)	340	5,389

REX American Resources Corp.* (a)	118	8,580

W&T Offshore, Inc.*	1,190	5,903

Whiting Petroleum Corp.*	226	4,216

		82,753

Paper & Forest Products — 1.5%

Boise Cascade Co.	97	2,732

Domtar Corp.	79	3,536

Louisiana-Pacific Corp. (a)	195	5,116

Schweitzer-Mauduit International, Inc.	210	6,981

Verso Corp., Class A*	240	4,568

		22,933

Pharmaceuticals — 1.1%

Intra-Cellular Therapies, Inc.*	123	1,600

Lannett Co., Inc.* (a)	362	2,191

Mallinckrodt plc* (a)	226	2,070

Medicines Co. (The)* (a)	197	7,185

Prestige Consumer Healthcare, Inc.* (a)	151	4,781

		17,827

Professional Services — 3.3%

Acacia Research Corp.*	439	1,300

Barrett Business Services, Inc.	104	8,601

FTI Consulting, Inc.*	160	13,448

Huron Consulting Group, Inc.* (a)	173	8,731

Kelly Services, Inc., Class A	70	1,833

Navigant Consulting, Inc.	538	12,479

TrueBlue, Inc.*	240	5,292

		51,684

Real Estate Management & Development — 0.2%

Kennedy-Wilson Holdings, Inc.	185	3,801

Road & Rail — 0.8%

ArcBest Corp.	344	9,676

Covenant Transportation Group, Inc., Class A*	40	591

YRC Worldwide, Inc.*	652	2,627

		12,894

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Semiconductors & Semiconductor Equipment — 3.5%

Amkor Technology, Inc.*	696	5,191

Cirrus Logic, Inc.*	309	13,490

Cree, Inc.*	4	225

NeoPhotonics Corp.*	270	1,130

Rambus, Inc.*	1,279	15,403

Synaptics, Inc.*	179	5,222

Veeco Instruments, Inc.* (a)	381	4,651

Xperi Corp.	459	9,457

		54,769

Software — 1.8%

ACI Worldwide, Inc.*	234	8,039

Fair Isaac Corp.*	17	5,213

MicroStrategy, Inc., Class A* (a)	20	2,923

Synchronoss Technologies, Inc.*	144	1,139

TiVo Corp.	1,448	10,669

		27,983

Specialty Retail — 2.2%

Abercrombie & Fitch Co., Class A	690	11,063

Barnes & Noble Education, Inc.* (a)	500	1,681

Cato Corp. (The), Class A	138	1,696

Chico’s FAS, Inc. (a)	175	588

Conn’s, Inc.* (a)	99	1,759

Express, Inc.*	513	1,400

Hibbett Sports, Inc.* (a)	416	7,577

Murphy USA, Inc.*	31	2,613

Office Depot, Inc.	1,346	2,772

Sally Beauty Holdings, Inc.*	32	424

Zumiez, Inc.*	128	3,346

		34,919

Textiles, Apparel & Luxury Goods — 0.7%

Deckers Outdoor Corp.*	28	4,874

Fossil Group, Inc.* (a)	250	2,871

G-III Apparel Group Ltd.*	27	797

Movado Group, Inc. (a)	112	3,032

		11,574

Thrifts & Mortgage Finance — 3.8%

Essent Group Ltd.*	94	4,408

First Defiance Financial Corp.	64	1,823

Luther Burbank Corp.	58	626

Meridian Bancorp, Inc.	289	5,170

INVESTMENTS	SHARES (000)	VALUE ($000)

Thrifts & Mortgage Finance — continued

MGIC Investment Corp.*	530	6,960

Northfield Bancorp, Inc. (a)	580	9,054

Oritani Financial Corp. (a)	26	454

Radian Group, Inc.	139	3,178

Territorial Bancorp, Inc.	15	454

United Community Financial Corp.	40	378

United Financial Bancorp, Inc.	90	1,278

Washington Federal, Inc. (a)	582	20,326

Waterstone Financial, Inc.	82	1,404

WSFS Financial Corp.	79	3,243

		58,756

Tobacco — 0.1%

Vector Group Ltd. (a)	193	1,884

Trading Companies & Distributors — 2.5%

BMC Stock Holdings, Inc.*	206	4,361

DXP Enterprises, Inc.*	107	4,058

MRC Global, Inc.*	545	9,328

NOW, Inc.* (a)	764	11,273

Titan Machinery, Inc.*	348	7,168

Veritiv Corp.*	112	2,177

		38,365

Water Utilities — 0.2%

American States Water Co.	42	3,137

Total Common Stocks (Cost $1,352,766)		1,531,689

	NO. OF WARRANTS (000)
Warrants — 0.0%

Consumer Finance — 0.0%

Emergent Capital, Inc. expiring 10/1/2019, price 10.75 USD* (Cost $—)	3	—

	SHARES (000)
Short-Term Investments — 2.3%

Investment Companies — 2.3%

JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (c) (d) (Cost $35,268)	35,257	35,272

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	37

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment of Cash Collateral from Securities Loaned — 6.0%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (c) (d)	70,014	70,028

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (c) (d)	23,241	23,241

Total Investment of Cash Collateral from Securities Loaned (Cost $93,263)		93,269

Total Investments — 106.9% (Cost $1,481,297)		1,660,230
Liabilities in Excess of Other Assets — (6.9)%		(106,948)

NET ASSETS — 100.0%		1,553,282

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust
USD	United States Dollar

(a)	The security or a portion of this security is on loan at June 30, 2019. The total value of securities on loan at June 30, 2019 is approximately $90,492,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

Russell 2000 E-Mini Index	294	09/2019	USD	23,045	582

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 95.1%

Aerospace & Defense — 0.2%

Moog, Inc., Class A	26	2,392

Air Freight & Logistics — 0.2%

Echo Global Logistics, Inc.*	149	3,100

Auto Components — 1.1%

Gentherm, Inc.*	152	6,337

Stoneridge, Inc.* (a)	270	8,504

		14,841

Banks — 8.3%

1st Source Corp.	43	2,009

Atlantic Union Bankshares Corp.	35	1,228

BancFirst Corp.	132	7,364

BancorpSouth Bank (a)	178	5,158

BankFinancial Corp.	70	980

Banner Corp.	137	7,444

Brookline Bancorp, Inc.	177	2,715

Cadence BanCorp	11	238

Cathay General Bancorp (a)	69	2,491

Central Pacific Financial Corp.	216	6,459

Central Valley Community Bancorp	16	345

Citizens & Northern Corp.	18	465

Columbia Banking System, Inc.	172	6,233

CVB Financial Corp. (a)	287	6,036

East West Bancorp, Inc.	2	115

Enterprise Financial Services Corp.	41	1,697

First Commonwealth Financial Corp.	290	3,908

First Community Bankshares, Inc.	19	651

First Hawaiian, Inc.	63	1,636

First Interstate BancSystem, Inc., Class A	44	1,744

Flushing Financial Corp.	59	1,305

Great Western Bancorp, Inc.	21	764

Hope Bancorp, Inc.	142	1,954

IBERIABANK Corp.	25	1,927

Independent Bank Corp.	83	1,800

Independent Bank Corp.	9	701

Investors Bancorp, Inc.	195	2,172

National Bank Holdings Corp., Class A	16	588

OFG Bancorp (Puerto Rico)	25	602

PacWest Bancorp (a)	47	1,835

People’s United Financial, Inc.	97	1,622

Simmons First National Corp., Class A (a)	82	1,918

South State Corp. (a)	10	759

TCF Financial Corp.	179	3,712

Trustmark Corp. (a)	435	14,455

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued

UMB Financial Corp. (a)	43	2,825

United Bankshares, Inc. (a)	127	4,720

Webster Financial Corp.	42	1,982

West Bancorp, Inc.	28	596

Westamerica Bancorp (a)	167	10,278

		115,431

Biotechnology — 7.0%

ACADIA Pharmaceuticals, Inc.*	161	4,295

Achillion Pharmaceuticals, Inc.*	427	1,145

Aimmune Therapeutics, Inc.* (a)	97	2,010

Alder Biopharmaceuticals, Inc.* (a)	185	2,172

Alector, Inc.* (a)	38	714

AMAG Pharmaceuticals, Inc.* (a)	19	192

Amicus Therapeutics, Inc.* (a)	296	3,690

Arena Pharmaceuticals, Inc.*	90	5,285

Atara Biotherapeutics, Inc.* (a)	99	2,000

Athenex, Inc.* (a)	236	4,671

Biohaven Pharmaceutical Holding Co. Ltd.*	110	4,825

Bluebird Bio, Inc.* (a)	15	1,914

Bridgebio Pharma, Inc.*	74	1,985

Clovis Oncology, Inc.* (a)	135	2,009

CytomX Therapeutics, Inc.*	101	1,133

Eagle Pharmaceuticals, Inc.* (a)	24	1,332

Flexion Therapeutics, Inc.* (a)	104	1,277

Forty Seven, Inc.* (a)	188	1,996

Global Blood Therapeutics, Inc.* (a)	97	5,115

Gritstone Oncology, Inc.* (a)	44	488

Homology Medicines, Inc.*	61	1,198

Intercept Pharmaceuticals, Inc.* (a)	57	4,549

La Jolla Pharmaceutical Co.* (a)	96	886

Mersana Therapeutics, Inc.* (a)	617	2,500

Myriad Genetics, Inc.*	120	3,347

Principia Biopharma, Inc.* (a)	108	3,596

Protagonist Therapeutics, Inc.*	234	2,834

Puma Biotechnology, Inc.*	69	883

REGENXBIO, Inc.* (a)	90	4,613

Sangamo Therapeutics, Inc.* (a)	58	621

Sarepta Therapeutics, Inc.* (a)	26	3,958

Seres Therapeutics, Inc.* (a)	491	1,580

Solid Biosciences, Inc.* (a)	94	538

Sutro Biopharma, Inc.*	35	395

Synlogic, Inc.* (a)	192	1,752

TCR2 Therapeutics, Inc.* (a)	75	1,077

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	39

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Biotechnology — continued

TG Therapeutics, Inc.* (a)	208	1,800

Twist Bioscience Corp.* (a)	63	1,822

Vanda Pharmaceuticals, Inc.* (a)	150	2,116

Voyager Therapeutics, Inc.*	160	4,348

Xencor, Inc.*	114	4,671

Y-mAbs Therapeutics, Inc.*	10	236

		97,568

Building Products — 1.3%

Builders FirstSource, Inc.*	87	1,472

Continental Building Products, Inc.*	233	6,204

CSW Industrials, Inc.	95	6,486

Masonite International Corp.*	82	4,309

		18,471

Capital Markets — 0.9%

BrightSphere Investment Group plc	52	590

Cowen, Inc., Class A* (a)	59	1,009

Donnelley Financial Solutions, Inc.*	96	1,281

Houlihan Lokey, Inc.	116	5,184

Stifel Financial Corp.	78	4,598

		12,662

Chemicals — 1.1%

FutureFuel Corp.	158	1,846

Minerals Technologies, Inc. (a)	58	3,113

OMNOVA Solutions, Inc.*	249	1,553

PolyOne Corp.	34	1,052

Trinseo SA	187	7,936

		15,500

Commercial Services & Supplies — 1.8%

ABM Industries, Inc.	44	1,753

ACCO Brands Corp.	930	7,317

Deluxe Corp.	86	3,486

Ennis, Inc.	243	4,984

HNI Corp. (a)	85	2,990

Quad/Graphics, Inc. (a)	331	2,616

VSE Corp.	44	1,269

		24,415

Communications Equipment — 0.9%

Cambium Networks Corp.*	348	3,336

NetScout Systems, Inc.* (a)	376	9,544

		12,880

INVESTMENTS	SHARES (000)	VALUE ($000)

Construction & Engineering — 2.4%

Comfort Systems USA, Inc.	90	4,600

EMCOR Group, Inc.	221	19,461

MasTec, Inc.* (a)	92	4,741

MYR Group, Inc.*	86	3,198

Sterling Construction Co., Inc.*	128	1,713

		33,713

Consumer Finance — 0.6%

Credit Acceptance Corp.* (a)	8	3,713

FirstCash, Inc.	24	2,353

Green Dot Corp., Class A* (a)	37	1,807

Nelnet, Inc., Class A	11	634

		8,507

Containers & Packaging — 0.1%

Graphic Packaging Holding Co.	94	1,318

Myers Industries, Inc.	25	483

		1,801

Distributors — 0.2%

Core-Mark Holding Co., Inc.	75	2,984

Weyco Group, Inc.	9	246

		3,230

Diversified Consumer Services — 0.4%

Houghton Mifflin Harcourt Co.*	48	279

K12, Inc.*	153	4,656

		4,935

Diversified Telecommunication Services — 1.0%

Cogent Communications Holdings, Inc.	144	8,565

Consolidated Communications Holdings, Inc. (a)	1,103	5,440

		14,005

Electric Utilities — 1.1%

IDACORP, Inc.	13	1,276

PNM Resources, Inc.	62	3,146

Portland General Electric Co.	146	7,905

Spark Energy, Inc., Class A (a)	218	2,444

		14,771

Electrical Equipment — 1.3%

Bloom Energy Corp., Class A* (a)	9	110

Generac Holdings, Inc.*	225	15,638

Powell Industries, Inc.	73	2,775

		18,523

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electronic Equipment, Instruments & Components — 3.1%

Bel Fuse, Inc., Class B	3	49

Benchmark Electronics, Inc.	201	5,040

ePlus, Inc.*	68	4,700

Fabrinet (Thailand)*	80	3,977

Insight Enterprises, Inc.* (a)	41	2,386

OSI Systems, Inc.* (a)	89	9,999

SYNNEX Corp.	15	1,446

Tech Data Corp.*	154	16,150

		43,747

Energy Equipment & Services — 1.4%

Dril-Quip, Inc.*	184	8,814

FTS International, Inc.*	109	610

Matrix Service Co.*	322	6,533

SEACOR Holdings, Inc.*	73	3,454

		19,411

Entertainment — 0.2%

AMC Entertainment Holdings, Inc., Class A (a)	225	2,099

Equity Real Estate Investment Trusts (REITs) — 6.6%

Alexander & Baldwin, Inc.	36	826

American Assets Trust, Inc.	223	10,502

Americold Realty Trust (a)	356	11,547

Ashford Hospitality Trust, Inc.	514	1,525

CorEnergy Infrastructure Trust, Inc. (a)	8	305

CoreSite Realty Corp.	106	12,240

Cousins Properties, Inc.	52	1,888

CubeSmart	55	1,848

DiamondRock Hospitality Co.	470	4,858

EastGroup Properties, Inc.	29	3,358

Equity LifeStyle Properties, Inc.	21	2,560

First Industrial Realty Trust, Inc.	41	1,503

GEO Group, Inc. (The)	366	7,689

Gladstone Commercial Corp.	16	338

Hersha Hospitality Trust	67	1,106

Highwoods Properties, Inc.	31	1,268

Hospitality Properties Trust	84	2,093

Lexington Realty Trust (a)	142	1,334

Mack-Cali Realty Corp.	74	1,722

National Retail Properties, Inc.	10	541

Pebblebrook Hotel Trust (a)	310	8,740

Piedmont Office Realty Trust, Inc., Class A (a)	153	3,055

PS Business Parks, Inc.	13	2,212

RLJ Lodging Trust	46	819

Saul Centers, Inc.	40	2,256

INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued

Sunstone Hotel Investors, Inc.	315	4,317

Taubman Centers, Inc.	27	1,106

Uniti Group, Inc.	8	79

Xenia Hotels & Resorts, Inc.	35	722

		92,357

Food & Staples Retailing — 0.2%

Grocery Outlet Holding Corp.*	34	1,128

Rite Aid Corp.* (a)	196	1,566

		2,694

Food Products — 1.2%

Darling Ingredients, Inc.*	572	11,378

Sanderson Farms, Inc. (a)	32	4,343

Seneca Foods Corp., Class A*	16	455

		16,176

Gas Utilities — 0.4%

Northwest Natural Holding Co.	21	1,460

Southwest Gas Holdings, Inc.	42	3,746

		5,206

Health Care Equipment & Supplies — 3.5%

AngioDynamics, Inc.*	246	4,836

Axonics Modulation Technologies, Inc.* (a)	10	422

Integer Holdings Corp.*	201	16,855

Lantheus Holdings, Inc.* (a)	65	1,834

Meridian Bioscience, Inc.	180	2,143

Nevro Corp.* (a)	60	3,895

NuVasive, Inc.* (a)	112	6,578

Orthofix Medical, Inc.*	40	2,105

Utah Medical Products, Inc.	16	1,498

Varex Imaging Corp.*	290	8,888

		49,054

Health Care Providers & Services — 2.0%

Amedisys, Inc.*	48	5,812

Community Health Systems, Inc.* (a)	253	675

Cross Country Healthcare, Inc.*	328	3,077

Magellan Health, Inc.*	8	601

Owens & Minor, Inc. (a)	491	1,572

Patterson Cos., Inc. (a)	244	5,593

Surgery Partners, Inc.* (a)	115	939

Tenet Healthcare Corp.* (a)	131	2,712

Triple-S Management Corp., Class B (Puerto Rico)*	283	6,750

		27,731

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	41

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Technology — 1.6%

Allscripts Healthcare Solutions, Inc.* (a)	1,556	18,092

HealthStream, Inc.*	188	4,867

		22,959

Hotels, Restaurants & Leisure — 1.5%

Bloomin’ Brands, Inc.	432	8,161

Boyd Gaming Corp.	116	3,131

Brinker International, Inc. (a)	209	8,233

Red Lion Hotels Corp.* (a)	147	1,045

		20,570

Household Durables — 2.8%

Hamilton Beach Brands Holding Co., Class A	34	644

KB Home	652	16,767

Sonos, Inc.* (a)	742	8,418

TRI Pointe Group, Inc.* (a)	1,071	12,815

		38,644

Independent Power and Renewable Electricity Producers — 0.5%

Atlantic Power Corp.*	2,096	5,073

Clearway Energy, Inc., Class A	77	1,247

		6,320

Insurance — 1.8%

Ambac Financial Group, Inc.* (a)	13	213

American Equity Investment Life Holding Co.	14	373

CNO Financial Group, Inc.	141	2,347

First American Financial Corp.	28	1,497

Global Indemnity Ltd. (Cayman Islands)	16	506

Kemper Corp.	15	1,273

Kinsale Capital Group, Inc.	68	6,189

MBIA, Inc.* (a)	420	3,911

Primerica, Inc.	66	7,923

Third Point Reinsurance Ltd. (Bermuda)*	88	904

		25,136

Interactive Media & Services — 0.2%

Yelp, Inc.* (a)	67	2,287

Internet & Direct Marketing Retail — 1.1%

Etsy, Inc.*	20	1,252

Groupon, Inc.*	423	1,513

Liberty Expedia Holdings, Inc., Class A*	260	12,429

		15,194

IT Services — 1.6%

Brightcove, Inc.*	297	3,067

CACI International, Inc., Class A*	22	4,532

INVESTMENTS	SHARES (000)	VALUE ($000)

IT Services — continued

Euronet Worldwide, Inc.*	15	2,498

NIC, Inc.	189	3,024

Perficient, Inc.* (a)	273	9,375

Unisys Corp.* (a)	31	303

		22,799

Life Sciences Tools & Services — 0.7%

Adaptive Biotechnologies Corp.*	52	2,526

Medpace Holdings, Inc.* (a)	79	5,180

Personalis, Inc.*	59	1,607

		9,313

Machinery — 3.1%

Actuant Corp., Class A (a)	12	305

Douglas Dynamics, Inc.	201	8,008

EnPro Industries, Inc.	41	2,598

Graham Corp.	29	588

Harsco Corp.*	123	3,386

Hillenbrand, Inc. (a)	160	6,333

Kadant, Inc.	37	3,394

LB Foster Co., Class A*	19	513

Meritor, Inc.*	143	3,465

Wabash National Corp.	882	14,347

		42,937

Media — 1.8%

comScore, Inc.*	5	26

Hemisphere Media Group, Inc.*	188	2,435

New Media Investment Group, Inc.	103	972

Nexstar Media Group, Inc., Class A	61	6,111

Sinclair Broadcast Group, Inc., Class A	246	13,202

WideOpenWest, Inc.* (a)	365	2,648

		25,394

Metals & Mining — 0.9%

Kaiser Aluminum Corp.	10	996

Warrior Met Coal, Inc. (a)	227	5,927

Worthington Industries, Inc.	140	5,635

		12,558

Mortgage Real Estate Investment Trusts (REITs) — 0.7%

Blackstone Mortgage Trust, Inc., Class A	74	2,647

Capstead Mortgage Corp. (a)	61	512

Cherry Hill Mortgage Investment Corp. (a)	89	1,422

Invesco Mortgage Capital, Inc.	158	2,543

Two Harbors Investment Corp.	245	3,108

		10,232

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Multiline Retail — 0.1%

Ollie’s Bargain Outlet Holdings, Inc.*	14	1,246

Multi-Utilities — 0.4%

Black Hills Corp. (a)	65	5,089

Oil, Gas & Consumable Fuels — 2.9%

Arch Coal, Inc., Class A (a)	67	6,326

CVR Energy, Inc.	15	774

Delek US Holdings, Inc. (a)	264	10,689

Dorian LPG Ltd.*	5	42

Gulfport Energy Corp.*	730	3,586

Peabody Energy Corp.	134	3,222

Renewable Energy Group, Inc.* (a)	238	3,770

REX American Resources Corp.* (a)	90	6,574

W&T Offshore, Inc.*	1,056	5,235

		40,218

Paper & Forest Products — 0.9%

Boise Cascade Co.	77	2,163

Domtar Corp.	33	1,466

Louisiana-Pacific Corp. (a)	125	3,281

Verso Corp., Class A*	299	5,686

		12,596

Personal Products — 0.4%

Edgewell Personal Care Co.* (a)	38	1,026

Herbalife Nutrition Ltd.* (a)	29	1,239

Medifast, Inc.	11	1,386

USANA Health Sciences, Inc.*	17	1,322

		4,973

Pharmaceuticals — 1.9%

Arvinas, Inc.* (a)	3	73

Horizon Therapeutics plc*	243	5,840

Lannett Co., Inc.* (a)	360	2,179

Mallinckrodt plc*	289	2,650

Menlo Therapeutics, Inc.*	81	482

MyoKardia, Inc.*	104	5,199

Paratek Pharmaceuticals, Inc.* (a)	236	940

Prestige Consumer Healthcare, Inc.* (a)	155	4,901

Reata Pharmaceuticals, Inc., Class A* (a)	43	4,098

resTORbio, Inc.*	59	606

		26,968

Professional Services — 3.4%

Barrett Business Services, Inc.	141	11,639

Heidrick & Struggles International, Inc.	19	575

Huron Consulting Group, Inc.*	172	8,674

INVESTMENTS	SHARES (000)	VALUE ($000)

Professional Services — continued

Kforce, Inc.	114	3,990

Korn Ferry	113	4,544

Navigant Consulting, Inc.	632	14,650

TrueBlue, Inc.*	131	2,885

		46,957

Road & Rail — 0.6%

ArcBest Corp.	229	6,435

Covenant Transportation Group, Inc., Class A*	24	352

Schneider National, Inc., Class B	42	763

YRC Worldwide, Inc.*	293	1,179

		8,729

Semiconductors & Semiconductor Equipment — 3.6%

Amkor Technology, Inc.* (a)	757	5,649

Cirrus Logic, Inc.*	273	11,937

Cree, Inc.*	23	1,314

NeoPhotonics Corp.*	212	886

Rambus, Inc.* (a)	1,423	17,139

Synaptics, Inc.*	126	3,680

Veeco Instruments, Inc.* (a)	260	3,174

Xperi Corp.	304	6,253

		50,032

Software — 5.3%

ACI Worldwide, Inc.*	413	14,187

Aspen Technology, Inc.*	37	4,583

Box, Inc., Class A* (a)	240	4,219

CommVault Systems, Inc.*	81	4,007

Crowdstrike Holdings, Inc., Class A*	66	4,534

j2 Global, Inc. (a)	60	5,356

Manhattan Associates, Inc.* (a)	35	2,444

MicroStrategy, Inc., Class A* (a)	14	2,056

Pagerduty, Inc.* (a)	52	2,465

Progress Software Corp. (a)	212	9,254

Proofpoint, Inc.*	31	3,776

Qualys, Inc.* (a)	60	5,266

Synchronoss Technologies, Inc.*	219	1,734

Telenav, Inc.*	134	1,072

TiVo Corp. (a)	1,192	8,782

		73,735

Specialty Retail — 2.7%

Abercrombie & Fitch Co., Class A	595	9,545

Barnes & Noble Education, Inc.* (a)	583	1,960

Conn’s, Inc.* (a)	38	673

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	43

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Specialty Retail — continued

Five Below, Inc.*	10	1,224

Hibbett Sports, Inc.* (a)	198	3,595

Murphy USA, Inc.*	53	4,456

Office Depot, Inc.	1,178	2,427

Sleep Number Corp.* (a)	175	7,080

Tailored Brands, Inc. (a)	175	1,008

Zumiez, Inc.*	194	5,055

		37,023

Technology Hardware, Storage & Peripherals — 0.0% (b)

Electronics For Imaging, Inc.* (a)	15	563

Textiles, Apparel & Luxury Goods — 1.5%

Crocs, Inc.*	140	2,762

Deckers Outdoor Corp.* (a)	84	14,839

Fossil Group, Inc.* (a)	344	3,959

		21,560

Thrifts & Mortgage Finance — 2.3%

Capitol Federal Financial, Inc.	15	210

First Defiance Financial Corp.	31	897

Meridian Bancorp, Inc.	426	7,613

MGIC Investment Corp.*	331	4,355

NMI Holdings, Inc., Class A* (a)	43	1,213

Northfield Bancorp, Inc.	431	6,731

Radian Group, Inc.	84	1,914

Washington Federal, Inc. (a)	280	9,795

		32,728

Trading Companies & Distributors — 1.6%

BMC Stock Holdings, Inc.*	100	2,118

DXP Enterprises, Inc.*	96	3,620

MRC Global, Inc.* (a)	361	6,186

NOW, Inc.*	461	6,800

Titan Machinery, Inc.* (a)	139	2,864

Veritiv Corp.*	58	1,134

		22,722

Water Utilities — 0.7%

American States Water Co.	128	9,627

Total Common Stocks (Cost $1,157,955)		1,324,329

INVESTMENTS	NO. OF WARRANTS (000)		VALUE ($000)

Warrants — 0.0%

Consumer Finance — 0.0%

Emergent Capital, Inc. expiring 10/1/2019, price 10.75 USD* (Cost $—)	—	(c)	—

	SHARES (000)
Short-Term Investments — 2.8%
Investment Companies — 2.8%

JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (d) (e) (Cost $38,893)	38,880		38,896

Investment of Cash Collateral from Securities Loaned — 9.4%
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (d) (e)	106,011		106,032
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (d) (e)	25,260		25,260

Total Investment of Cash Collateral from Securities Loaned (Cost $131,282)			131,292

Total Investments — 107.3% (Cost $1,328,130)			1,494,517
Liabilities in Excess of Other Assets — (7.3)%			(101,570)

NET ASSETS — 100.0%			1,392,947

Percentages indicated are based on net assets.

Abbreviations
USD	United States Dollar

(a)	The security or a portion of this security is on loan at June 30, 2019. The total value of securities on loan at June 30, 2019 is approximately $124,171,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Amount rounds to less than one thousand.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

Futures contracts outstanding as of June 30, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

Russell 2000 E-Mini Index	862	09/2019	USD	67,568	719

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2019

(Amounts in thousands, except per share amounts)

	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Core Fund	JPMorgan Small Cap Equity Fund
ASSETS:
Investments in non-affiliates, at value	$336,507	$422,257	$5,995,157
Investments in affiliates, at value	12,791	47,070	254,743
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	36,620	32,394	216,174
Cash	18	32	571
Deposits at broker for futures contracts	—	1,775	—
Receivables:
Investment securities sold	3,689	14,180	30,669
Fund shares sold	1,523	250	3,020
Dividends from non-affiliates	197	362	5,863
Dividends from affiliates	1	3	17
Securities lending income (See Note 2.C.)	7	9	374
Variation margin on futures contracts	—	441	—

Total Assets	391,353	518,773	6,506,588

LIABILITIES:
Payables:
Investment securities purchased	3,724	36,362	3,368
Collateral received on securities loaned (See Note 2.C.)	36,620	32,394	216,174
Fund shares redeemed	2,345	94	5,838
Accrued liabilities:
Investment advisory fees	140	191	3,199
Administration fees	—	17	337
Distribution fees	47	3	232
Service fees	53	15	792
Custodian and accounting fees	9	19	54
Other	158	134	670

Total Liabilities	43,096	69,229	230,664

Net Assets	$348,257	$449,544	$6,275,924

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Core Fund	JPMorgan Small Cap Equity Fund
NET ASSETS:
Paid-in-Capital	$297,525	$395,342	$4,251,143
Total distributable earnings (loss) (a)	50,732	54,202	2,024,781

Total Net Assets	$348,257	$449,544	$6,275,924

Net Assets:
Class A	$116,751	$5,896	$791,846
Class C	38,625	2,307	111,453
Class I	110,123	13,211	2,720,056
Class R2	—	166	9,718
Class R3	—	3,768	2,597
Class R4	—	1,941	475
Class R5	—	215,630	1,214,075
Class R6	82,758	206,625	1,425,704

Total	$348,257	$449,544	$6,275,924

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	5,902	118	15,822
Class C	2,995	47	3,075
Class I	4,636	263	46,622
Class R2	—	3	199
Class R3	—	75	52
Class R4	—	39	8
Class R5	—	4,277	20,750
Class R6	3,475	4,104	24,372

Net Asset Value (b):
Class A — Redemption price per share	$19.78	$49.98	$50.05
Class C — Offering price per share (c)	12.90	49.27	36.25
Class I — Offering and redemption price per share	23.75	50.25	58.34
Class R2 — Offering and redemption price per share	—	50.01	48.98
Class R3 — Offering and redemption price per share	—	50.18	49.73
Class R4 — Offering and redemption price per share	—	50.28	58.26
Class R5 — Offering and redemption price per share	—	50.42	58.51
Class R6 — Offering and redemption price per share	23.82	50.34	58.50
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$20.88	$52.75	$52.82

Cost of investments in non-affiliates	$286,426	$376,060	$4,154,901
Cost of investments in affiliates	12,790	47,069	254,718
Investment securities on loan, at value (See Note 2.C.)	36,058	30,884	215,609
Cost of investment of cash collateral (See Note 2.C.)	36,617	32,392	216,158

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 9.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2019 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Small Cap Growth Fund	JPMorgan Small Cap Value Fund	JPMorgan U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$2,831,211	$1,531,689	$1,324,329
Investments in affiliates, at value	24,541	35,272	38,896
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	416,342	93,269	131,292
Cash	87	43	51
Deposits at broker for futures contracts	—	1,670	1,828
Receivables:
Due from custodian	60,974	—	—
Investment securities sold	140,436	26,671	40,149
Fund shares sold	6,797	1,470	2,733
Dividends from non-affiliates	964	2,593	1,096
Dividends from affiliates	2	2	3
Securities lending income (See Note 2.C.)	91	16	24
Variation margin on futures contracts	—	398	306

Total Assets	3,481,445	1,693,093	1,540,707

LIABILITIES:
Payables:
Investment securities purchased	105,767	32,692	10,615
Collateral received on securities loaned (See Note 2.C.)	416,342	93,269	131,292
Fund shares redeemed	80,574	12,550	4,685
Accrued liabilities:
Investment advisory fees	1,463	804	662
Administration fees	148	87	83
Distribution fees	126	68	67
Service fees	199	115	130
Custodian and accounting fees	23	20	28
Other	137	206	198

Total Liabilities	604,779	139,811	147,760

Net Assets	$2,876,666	$1,553,282	$1,392,947

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

	JPMorgan Small Cap Growth Fund	JPMorgan Small Cap Value Fund	JPMorgan U.S. Small Company Fund
NET ASSETS:
Paid-in-Capital	$2,193,860	$1,365,546	$1,264,136
Total distributable earnings (loss) (a)	682,806	187,736	128,811

Total Net Assets	$2,876,666	$1,553,282	$1,392,947

Net Assets:
Class A	$400,127	$193,505	$136,432
Class C	58,288	18,088	28,451
Class I	289,094	287,014	273,370
Class L	568,539	—	433,521
Class R2	26,011	36,276	44,064
Class R3	1,072	14,854	23,887
Class R4	1,336	436	6,313
Class R5	13,817	69,857	11,770
Class R6	1,518,382	933,252	435,139

Total	$2,876,666	$1,553,282	$1,392,947

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	23,537	8,182	8,547
Class C	4,948	957	1,889
Class I	15,179	11,337	16,672
Class L	28,844	—	26,462
Class R2	1,595	1,553	2,829
Class R3	63	629	1,505
Class R4	78	17	387
Class R5	701	2,757	720
Class R6	76,124	36,777	26,539

Net Asset Value (b):
Class A — Redemption price per share	$17.00	$23.65	$15.96
Class C — Offering price per share (c)	11.78	18.90	15.06
Class I — Offering and redemption price per share	19.05	25.32	16.40
Class L — Offering and redemption price per share	19.71	—	16.38
Class R2 — Offering and redemption price per share	16.31	23.37	15.58
Class R3 — Offering and redemption price per share	17.00	23.61	15.87
Class R4 — Offering and redemption price per share	17.09	25.28	16.32
Class R5 — Offering and redemption price per share	19.72	25.34	16.34
Class R6 — Offering and redemption price per share	19.95	25.38	16.40
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.94	$24.96	$16.84

Cost of investments in non-affiliates	$2,252,931	$1,352,766	$1,157,955
Cost of investments in affiliates	24,539	35,268	38,893
Investment securities on loan, at value (See Note 2.C.)	402,031	90,492	124,171
Cost of investment of cash collateral (See Note 2.C.)	416,311	93,263	131,282

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 9.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	49

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2019

(Amounts in thousands)

	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Core Fund	JPMorgan Small Cap Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$11	$—
Interest income from affiliates	— (a)	— (a)	— (a)
Dividend income from non-affiliates	3,099	4,477	89,752
Dividend income from affiliates	148	250	5,550
Income from securities lending (net) (See Note 2.C.)	58	77	762

Total investment income	3,305	4,815	96,064

EXPENSES:
Investment advisory fees	1,737	2,169	41,878
Administration fees	208	260	5,040
Distribution fees:
Class A	240	13	2,275
Class C	297	17	933
Class R2	—	1	54
Class R3	—	3	6
Service fees:
Class A	240	13	2,275
Class C	99	6	311
Class I	266	41	6,958
Class R2	—	— (a)	27
Class R3	—	3	6
Class R4	—	4	2
Class R5	—	217	1,216
Custodian and accounting fees	52	61	177
Professional fees	92	53	128
Trustees’ and Chief Compliance Officer’s fees	26	26	51
Printing and mailing costs	70	10	490
Registration and filing fees	76	166	226
Transfer agency fees (See Note 2.F.)	83	15	165
Other	15	20	105

Total expenses	3,501	3,098	62,323

Less fees waived	(334)	(416)	(1,573)
Less expense reimbursements	(59)	(3)	(12)

Net expenses	3,108	2,679	60,738

Net investment income (loss)	197	2,136	35,326

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	14,852	17,055	378,483
Investments in affiliates	— (a)	1	3
Futures contracts	—	(130)	—

Net realized gain (loss)	14,852	16,926	378,486

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(8,862)	(32,857)	(267,350)
Investments in affiliates	4	3	41
Futures contracts	—	311	—

Change in net unrealized appreciation/depreciation	(8,858)	(32,543)	(267,309)

Net realized/unrealized gains (losses)	5,994	(15,617)	111,177

Change in net assets resulting from operations	$6,191	$(13,481)	$146,503

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

	JPMorgan Small Cap Growth Fund	JPMorgan Small Cap Value Fund	JPMorgan U.S. Small Company Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$41	$34
Interest income from affiliates	— (a)	— (a)	— (a)
Dividend income from non-affiliates	12,711	34,212	20,358
Dividend income from affiliates	889	982	819
Income from securities lending (net) (See Note 2.C.)	623	289	545

Total investment income	14,223	35,524	21,756

EXPENSES:
Investment advisory fees	16,315	11,116	9,399
Administration fees	1,955	1,338	1,226
Distribution fees:
Class A	882	631	424
Class C	392	166	272
Class R2	150	199	240
Class R3	2	36	54
Service fees:
Class A	882	631	424
Class C	131	55	91
Class I	646	767	871
Class L	496	—	479
Class R2	75	100	120
Class R3	2	35	54
Class R4	2	1	15
Class R5	23	104	10
Custodian and accounting fees	90	74	85
Interest expense to affiliates	—	— (a)	— (a)
Professional fees	82	71	75
Trustees’ and Chief Compliance Officer’s fees	34	32	31
Printing and mailing costs	318	136	121
Registration and filing fees	276	104	145
Transfer agency fees (See Note 2.F.)	92	96	82
Other	49	42	37

Total expenses	22,894	15,734	14,255

Less fees waived	(692)	(416)	(90)
Less expense reimbursements	(24)	(27)	—

Net expenses	22,178	15,291	14,165

Net investment income (loss)	(7,955)	20,233	7,591

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	206,500	135,561	33,000
Investments in affiliates	5	2	— (a)
Futures contracts	—	(7,532)	(4,029)

Net realized gain (loss)	206,505	128,031	28,971

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(56,811)	(326,384)	(193,123)
Investments in affiliates	33	10	13
Futures contracts	—	823	1,958

Change in net unrealized appreciation/depreciation	(56,778)	(325,551)	(191,152)

Net realized/unrealized gains (losses)	149,727	(197,520)	(162,181)

Change in net assets resulting from operations	$141,772	$(177,287)	$(154,590)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Core Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$197	$(1,589)	$2,136	$1,237
Net realized gain (loss)	14,852	67,803	16,926	18,718
Change in net unrealized appreciation/depreciation	(8,858)	(5,489)	(32,543)	24,496

Change in net assets resulting from operations	6,191	60,725	(13,481)	44,451

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(22,374)	(8,120)	(352)	(252)
Class C	(12,520)	(5,253)	(172)	(108)
Class I	(24,328)	(8,033)	(1,269)	(1,875)
Class R2 (b)	—	—	(3)	(2)
Class R3 (b)	—	—	(2)	(2)
Class R4 (b)	—	—	(114)	(2)
Class R5	—	—	(16,043)	(15,677)
Class R6 (d)	(4)	—	(6,241)	(2,907)

Total distributions to shareholders	(59,226)	(21,406)	(24,196)	(20,825)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	182,535	9,046	173,401	79,449

NET ASSETS:
Change in net assets	129,500	48,365	135,724	103,075
Beginning of period	218,757	170,392	313,820	210,745

End of period	$348,257	$218,757	$449,544	$313,820

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 9. Prior period balances were as follows:

	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Core Fund
Class A
From net investment income	$ —	$ (1)
From net realized gains	(8,120)	(251)
Class C
From net realized gains	(5,253)	(108)
Class I
From net investment income	—	(74)
From net realized gains	(8,033)	(1,801)
Class R2 (b)
From net investment income	—	—	(c)
From net realized gains	—	(2)
Class R3 (b)
From net investment income	—	—	(c)
From net realized gains	—	(2)
Class R4 (b)
From net investment income	—	—	(c)
From net realized gains	—	(2)
Class R5
From net investment income	—	(626)
From net realized gains	—	(15,051)
Class R6
From net investment income	—	(134)
From net realized gains	—	(2,773)

(b)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Small Cap Core Fund.
(c)	Amount rounds to less than one thousand.
(d)	Commencement of offering of class of shares effective July 2, 2018 for JPMorgan Small Cap Blend Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

	JPMorgan Small Cap Equity Fund		JPMorgan Small Cap Growth Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$35,326	$30,506	$(7,955)	$(7,870)
Net realized gain (loss)	378,486	239,434	206,505	300,478
Change in net unrealized appreciation/depreciation	(267,309)	609,763	(56,778)	197,385

Change in net assets resulting from operations	146,503	879,703	141,772	489,993

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(61,854)	(62,632)	(37,004)	(17,975)
Class C	(11,312)	(10,709)	(8,359)	(2,339)
Class I	(172,497)	(134,911)	(25,203)	(11,269)
Class L	—	—	(48,328)	(23,301)
Class R2	(723)	(785)	(3,487)	(2,118)
Class R3 (b)	(155)	(139)	(93)	(2)
Class R4 (b)	(50)	(4)	(91)	(2)
Class R5	(79,273)	(66,108)	(3,229)	(152)
Class R6	(85,443)	(74,342)	(122,202)	(54,605)

Total distributions to shareholders	(411,307)	(349,630)	(247,996)	(111,763)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(287,511)	9,723	792,978	495,754

NET ASSETS:
Change in net assets	(552,315)	539,796	686,754	873,984
Beginning of period	6,828,239	6,288,443	2,189,912	1,315,928

End of period	$6,275,924	$6,828,239	$2,876,666	$2,189,912

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission's Disclosure Update and Simplification Rule. See Note 9. Prior period balances were as follows:

	JPMorgan Small Cap Equity Fund		JPMorgan Small Cap Growth Fund
Class A
From net investment income	$ (2,285)		$ —
From net realized gains	(60,347)		(17,975)
Class C
From net realized gains	(10,709)		(2,339)
Class I
From net investment income	(10,544)		—
From net realized gains	(124,367)		(11,269)
Class L
From net realized gains	—		(23,301)
Class R2
From net investment income	(5)		—
From net realized gains	(780)		(2,118)
Class R3 (b)
From net investment income	(15)		—
From net realized gains	(124)		(2)
Class R4 (b)
From net investment income	—	(c)	—
From net realized gains	(4)		(2)
Class R5
From net investment income	(7,451)		—
From net realized gains	(58,657)		(152)
Class R6
From net investment income	(9,002)		—
From net realized gains	(65,340)		(54,605)

(b)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Small Cap Growth Fund.
(c)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Value Fund		JPMorgan U.S. Small Company Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$20,233	$20,141	$7,591	$5,467
Net realized gain (loss)	128,031	115,617	28,971	144,995
Change in net unrealized appreciation/depreciation	(325,551)	84,422	(191,152)	111,286

Change in net assets resulting from operations	(177,287)	220,180	(154,590)	261,748

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(33,379)	(26,130)	(17,753)	(13,966)
Class C	(3,600)	(2,152)	(3,937)	(3,080)
Class I	(37,990)	(23,178)	(34,817)	(25,766)
Class L	—	—	(50,872)	(44,432)
Class R2	(5,236)	(3,737)	(5,054)	(3,249)
Class R3	(1,914)	(786)	(2,105)	(872)
Class R4	(53)	(6)	(678)	(270)
Class R5	(15,233)	(8,334)	(1,146)	(18)
Class R6	(121,650)	(65,775)	(45,521)	(23,782)

Total distributions to shareholders	(219,055)	(130,098)	(161,883)	(115,435)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	21,342	(277,003)	(69,426)	(119,140)

NET ASSETS:
Change in net assets	(375,000)	(186,921)	(385,899)	27,173
Beginning of period	1,928,282	2,115,203	1,778,846	1,751,673

End of period	$1,553,282	$1,928,282	$1,392,947	$1,778,846

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission's Disclosure Update and Simplification Rule. See Note 9. Prior period balances were as follows:

	JPMorgan Small Cap Value Fund	JPMorgan U.S. Small Company Fund
Class A
From net investment income	$ (3,065)	$ —
From net realized gains	(23,065)	(13,966)
Class C
From net investment income	(167)	—
From net realized gains	(1,985)	(3,080)
Class I
From net investment income	(3,303)	(744)
From net realized gains	(19,875)	(25,022)
Class L
From net investment income	—	(2,189)
From net realized gains	—	(42,243)
Class R2
From net investment income	(338)	—
From net realized gains	(3,399)	(3,249)
Class R3
From net investment income	(100)	(26)
From net realized gains	(686)	(846)
Class R4
From net investment income	(1)	(15)
From net realized gains	(5)	(255)
Class R5
From net investment income	(1,348)	(1)
From net realized gains	(6,986)	(17)
Class R6
From net investment income	(11,435)	(1,594)
From net realized gains	(54,340)	(22,188)

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Core Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$56,422	$15,940	$3,052	$2,760
Distributions reinvested	17,078	5,772	351	252
Cost of shares redeemed	(21,654)	(17,025)	(1,451)	(922)

Change in net assets resulting from Class A capital transactions	$51,846	$4,687	$1,952	$2,090

Class C
Proceeds from shares issued	$24,795	$11,682	$1,749	$795
Distributions reinvested	1,178	349	172	108
Cost of shares redeemed	(15,655)	(14,448)	(1,065)	(223)

Change in net assets resulting from Class C capital transactions	$10,318	$(2,417)	$856	$680

Class I
Proceeds from shares issued	$122,678	$49,518	$14,346	$33,484
Distributions reinvested	24,212	7,882	1,269	1,875
Cost of shares redeemed	(105,365)	(50,624)	(15,564)	(23,067)

Change in net assets resulting from Class I capital transactions	$41,525	$6,776	$51	$12,292

Class R2 (a)
Proceeds from shares issued	$—	$—	$164	$20
Distributions reinvested	—	—	3	2
Cost of shares redeemed	—	—	(31)	—

Change in net assets resulting from Class R2 capital transactions	$—	$—	$136	$22

Class R3 (a)
Proceeds from shares issued	$—	$—	$4,058	$20
Distributions reinvested	—	—	2	2
Cost of shares redeemed	—	—	(369)	—

Change in net assets resulting from Class R3 capital transactions	$—	$—	$3,691	$22

Class R4 (a)
Proceeds from shares issued	$—	$—	$825	$1,555
Distributions reinvested	—	—	114	2
Cost of shares redeemed	—	—	(337)	(107)

Change in net assets resulting from Class R4 capital transactions	$—	$—	$602	$1,450

Class R5
Proceeds from shares issued	$—	$—	$53,375	$51,871
Distributions reinvested	—	—	15,379	14,939
Cost of shares redeemed	—	—	(50,254)	(49,890)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$18,500	$16,920

Class R6 (b)
Proceeds from shares issued	$84,215	$—	$159,605	$46,416
Distributions reinvested	4	—	6,240	2,907
Cost of shares redeemed	(5,373)	—	(18,232)	(3,350)

Change in net assets resulting from Class R6 capital transactions	$78,846	$—	$147,613	$45,973

Total change in net assets resulting from capital transactions	$182,535	$9,046	$173,401	$79,449

(a)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Small Cap Core Fund.
(b)	Commencement of offering of class of shares effective July 2, 2018 for JPMorgan Small Cap Blend Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Core Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	2,757	656	58	51
Reinvested	976	255	7	5
Redeemed	(1,042)	(705)	(28)	(17)

Change in Class A Shares	2,691	206	37	39

Class C
Issued	1,952	657	33	14
Reinvested	103	21	4	2
Redeemed	(1,095)	(787)	(22)	(4)

Change in Class C Shares	960	(109)	15	12

Class I
Issued	4,930	1,801	277	598
Reinvested	1,154	305	27	35
Redeemed	(4,485)	(1,787)	(312)	(429)

Change in Class I Shares	1,599	319	(8)	204

Class R2 (a)
Issued	—	—	4	—	(b)
Reinvested	—	—	— (b)	—	(b)
Redeemed	—	—	(1)	—

Change in Class R2 Shares	—	—	3	—	(b)

Class R3 (a)
Issued	—	—	82	—	(b)
Reinvested	—	—	— (b)	—	(b)
Redeemed	—	—	(7)	—

Change in Class R3 Shares	—	—	75	—	(b)

Class R4 (a)
Issued	—	—	16	29
Reinvested	—	—	2	—	(b)
Redeemed	—	—	(6)	(2)

Change in Class R4 Shares	—	—	12	27

Class R5
Issued	—	—	1,028	952
Reinvested	—	—	329	281
Redeemed	—	—	(966)	(904)

Change in Class R5 Shares	—	—	391	329

Class R6 (c)
Issued	3,705	—	3,183	840
Reinvested	— (b)	—	134	55
Redeemed	(230)	—	(365)	(62)

Change in Class R6 Shares	3,475	—	2,952	833

(a)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Small Cap Core Fund.
(b)	Amount rounds to less than one thousand.
(c)	Commencement of offering of class of shares effective July 2, 2018 for JPMorgan Small Cap Blend Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

	JPMorgan Small Cap Equity Fund		JPMorgan Small Cap Growth Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$161,692	$261,260	$186,511	$143,219
Distributions reinvested	57,371	58,136	34,926	16,796
Cost of shares redeemed	(467,700)	(442,597)	(139,043)	(73,782)

Change in net assets resulting from Class A capital transactions	$(248,637)	$(123,201)	$82,394	$86,233

Class C
Proceeds from shares issued	$4,981	$6,912	$31,303	$27,470
Distributions reinvested	11,037	10,428	8,141	2,267
Cost of shares redeemed	(37,555)	(54,198)	(17,570)	(12,373)

Change in net assets resulting from Class C capital transactions	$(21,537)	$(36,858)	$21,874	$17,364

Class I
Proceeds from shares issued	$812,167	$728,118	$249,007	$214,425
Distributions reinvested	161,114	127,579	22,035	10,622
Cost of shares redeemed	(1,009,139)	(923,843)	(234,917)	(107,938)

Change in net assets resulting from Class I capital transactions	$(35,858)	$(68,146)	$36,125	$117,109

Class L
Proceeds from shares issued	$—	$—	$299,095	$174,119
Distributions reinvested	—	—	42,498	21,436
Cost of shares redeemed	—	—	(182,736)	(208,654)

Change in net assets resulting from Class L capital transactions	$—	$—	$158,857	$(13,099)

Class R2
Proceeds from shares issued	$3,928	$4,488	$5,637	$7,304
Distributions reinvested	442	397	3,392	2,045
Cost of shares redeemed	(6,276)	(6,823)	(12,461)	(7,260)

Change in net assets resulting from Class R2 capital transactions	$(1,906)	$(1,938)	$(3,432)	$2,089

Class R3 (a)
Proceeds from shares issued	$780	$3,244	$700	$430
Distributions reinvested	131	138	93	2
Cost of shares redeemed	(764)	(1,138)	(162)	(42)

Change in net assets resulting from Class R3 capital transactions	$147	$2,244	$631	$390

Class R4 (a)
Proceeds from shares issued	$437	$634	$742	$698
Distributions reinvested	49	4	91	2
Cost of shares redeemed	(556)	(89)	(210)	(40)

Change in net assets resulting from Class R4 capital transactions	$(70)	$549	$623	$660

Class R5
Proceeds from shares issued	$249,768	$199,217	$15,804	$27,789
Distributions reinvested	72,102	60,149	3,229	152
Cost of shares redeemed	(311,556)	(374,064)	(29,628)	(1,442)

Change in net assets resulting from Class R5 capital transactions	$10,314	$(114,698)	$(10,595)	$26,499

Class R6
Proceeds from shares issued	$273,648	$631,942	$737,982	$505,197
Distributions reinvested	84,729	74,202	120,678	54,603
Cost of shares redeemed	(348,341)	(354,373)	(352,159)	(301,291)

Change in net assets resulting from Class R6 capital transactions	$10,036	$351,771	$506,501	$258,509

Total change in net assets resulting from capital transactions	$(287,511)	$9,723	$792,978	$495,754

(a)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Small Cap Growth Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Equity Fund		JPMorgan Small Cap Growth Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	3,220	5,187	11,086	8,439
Reinvested	1,280	1,180	2,442	1,070
Redeemed	(9,569)	(8,823)	(8,306)	(4,457)

Change in Class A Shares	(5,069)	(2,456)	5,222	5,052

Class C
Issued	137	183	2,555	2,182
Reinvested	339	283	819	196
Redeemed	(1,057)	(1,432)	(1,609)	(1,007)

Change in Class C Shares	(581)	(966)	1,765	1,371

Class I
Issued	14,200	12,557	13,101	11,500
Reinvested	3,089	2,241	1,377	615
Redeemed	(18,069)	(16,281)	(12,472)	(5,782)

Change in Class I Shares	(780)	(1,483)	2,006	6,333

Class L
Issued	—	—	15,406	9,322
Reinvested	—	—	2,570	1,206
Redeemed	—	—	(9,858)	(11,497)

Change in Class L Shares	—	—	8,118	(969)

Class R2
Issued	81	91	352	448
Reinvested	10	8	247	135
Redeemed	(128)	(137)	(774)	(451)

Change in Class R2 Shares	(37)	(38)	(175)	132

Class R3 (a)
Issued	15	66	42	26
Reinvested	3	3	7	— (b)
Redeemed	(15)	(22)	(10)	(2)

Change in Class R3 Shares	3	47	39	24

Class R4 (a)
Issued	7	11	45	41
Reinvested	1	— (b)	6	— (b)
Redeemed	(10)	(2)	(12)	(2)

Change in Class R4 Shares	(2)	9	39	39

Class R5
Issued	4,320	3,448	779	1,360
Reinvested	1,380	1,052	195	8
Redeemed	(5,632)	(6,519)	(1,640)	(72)

Change in Class R5 Shares	68	(2,019)	(666)	1,296

Class R6
Issued	4,903	11,211	37,658	26,133
Reinvested	1,623	1,298	7,213	3,044
Redeemed	(6,057)	(6,135)	(18,147)	(15,867)

Change in Class R6 Shares	469	6,374	26,724	13,310

(a)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Small Cap Growth Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

	JPMorgan Small Cap Value Fund		JPMorgan U.S. Small Company Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$39,092	$60,386	$31,276	$44,296
Distributions reinvested	30,915	23,733	16,222	12,503
Cost of shares redeemed	(150,367)	(280,733)	(84,556)	(109,587)

Change in net assets resulting from Class A capital transactions	$(80,360)	$(196,614)	$(37,058)	$(52,788)

Class C
Proceeds from shares issued	$1,412	$2,007	$4,264	$6,012
Distributions reinvested	3,378	2,038	3,767	2,725
Cost of shares redeemed	(6,345)	(19,425)	(17,367)	(16,485)

Change in net assets resulting from Class C capital transactions	$(1,555)	$(15,380)	$(9,336)	$(7,748)

Class I
Proceeds from shares issued	$111,050	$110,534	$93,832	$100,489
Distributions reinvested	37,950	23,006	33,313	24,711
Cost of shares redeemed	(129,351)	(156,637)	(216,008)	(113,460)

Change in net assets resulting from Class I capital transactions	$19,649	$(23,097)	$(88,863)	$11,740

Class L
Proceeds from shares issued	$—	$—	$138,828	$99,730
Distributions reinvested	—	—	43,991	40,197
Cost of shares redeemed	—	—	(204,856)	(346,397)

Change in net assets resulting from Class L capital transactions	$—	$—	$(22,037)	$(206,470)

Class R2
Proceeds from shares issued	$11,408	$15,183	$18,232	$15,072
Distributions reinvested	4,865	3,488	3,913	2,439
Cost of shares redeemed	(15,716)	(35,329)	(17,683)	(23,258)

Change in net assets resulting from Class R2 capital transactions	$557	$(16,658)	$4,462	$(5,747)

Class R3
Proceeds from shares issued	$6,293	$9,713	$13,013	$8,039
Distributions reinvested	1,910	786	2,049	870
Cost of shares redeemed	(2,872)	(11,467)	(5,163)	(1,973)

Change in net assets resulting from Class R3 capital transactions	$5,331	$(968)	$9,899	$6,936

Class R4
Proceeds from shares issued	$514	$55	$3,626	$5,108
Distributions reinvested	53	6	678	270
Cost of shares redeemed	(142)	(1)	(2,627)	(677)

Change in net assets resulting from Class R4 capital transactions	$425	$60	$1,677	$4,701

Class R5
Proceeds from shares issued	$23,910	$34,935	$8,102	$6,329
Distributions reinvested	14,495	7,845	958	18
Cost of shares redeemed	(70,249)	(48,118)	(1,751)	(398)

Change in net assets resulting from Class R5 capital transactions	$(31,844)	$(5,338)	$7,309	$5,949

Class R6
Proceeds from shares issued	$212,292	$210,275	$117,831	$189,990
Subscriptions in-kind (See Note 8)	—	—	13,799	—
Distributions reinvested	121,650	65,764	45,073	23,112
Cost of shares redeemed	(224,803)	(295,047)	(112,182)	(88,815)

Change in net assets resulting from Class R6 capital transactions	$109,139	$(19,008)	$64,521	$124,287

Total change in net assets resulting from capital transactions	$21,342	$(277,003)	$(69,426)	$(119,140)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Value Fund		JPMorgan U.S. Small Company Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	1,538	2,050	1,816	2,384
Reinvested	1,333	822	1,049	690
Redeemed	(5,737)	(9,593)	(5,034)	(5,894)

Change in Class A Shares	(2,866)	(6,721)	(2,169)	(2,820)

Class C
Issued	68	81	258	337
Reinvested	182	85	257	157
Redeemed	(320)	(783)	(1,066)	(924)

Change in Class C Shares	(70)	(617)	(551)	(430)

Class I
Issued	4,075	3,529	5,437	5,279
Reinvested	1,528	752	2,098	1,332
Redeemed	(4,698)	(5,046)	(12,470)	(5,956)

Change in Class I Shares	905	(765)	(4,935)	655

Class L
Issued	—	—	8,225	5,276
Reinvested	—	—	2,772	2,166
Redeemed	—	—	(12,189)	(18,304)

Change in Class L Shares	—	—	(1,192)	(10,862)

Class R2
Issued	456	522	1,048	827
Reinvested	212	122	259	137
Redeemed	(619)	(1,223)	(1,064)	(1,270)

Change in Class R2 Shares	49	(579)	243	(306)

Class R3
Issued	233	325	778	434
Reinvested	83	27	133	48
Redeemed	(113)	(385)	(312)	(106)

Change in Class R3 Shares	203	(33)	599	376

Class R4
Issued	17	2	208	266
Reinvested	2	— (a)	43	15
Redeemed	(5)	— (a)	(153)	(35)

Change in Class R4 Shares	14	2	98	246

Class R5
Issued	838	1,124	437	335
Reinvested	582	256	61	1
Redeemed	(2,739)	(1,535)	(102)	(20)

Change in Class R5 Shares	(1,319)	(155)	396	316

Class R6
Issued	8,015	6,791	6,749	10,065
Subscriptions in-kind (See Note 8)	—	—	828	—
Reinvested	4,881	2,143	2,839	1,243
Redeemed	(8,321)	(9,407)	(6,595)	(4,637)

Change in Class R6 Shares	4,575	(473)	3,821	6,671

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Small Cap Blend Fund
Class A
Year Ended June 30, 2019	$26.65	$— (f)	$(0.63)	$(0.63)	$(6.24)
Year Ended June 30, 2018	22.03	(0.20)	7.54	7.34	(2.72)
Year Ended June 30, 2017	19.14	(0.16)	6.24	6.08	(3.19)
Year Ended June 30, 2016	26.04	(0.16)	(3.52)	(3.68)	(3.22)
Year Ended June 30, 2015	25.11	(0.20)	3.17	2.97	(2.04)

Class C
Year Ended June 30, 2019	19.89	(0.08)	(0.67)	(0.75)	(6.24)
Year Ended June 30, 2018	17.12	(0.24)	5.73	5.49	(2.72)
Year Ended June 30, 2017	15.58	(0.21)	4.94	4.73	(3.19)
Year Ended June 30, 2016	21.97	(0.22)	(2.95)	(3.17)	(3.22)
Year Ended June 30, 2015	21.61	(0.28)	2.68	2.40	(2.04)

Class I
Year Ended June 30, 2019	30.53	0.05	(0.59)	(0.54)	(6.24)
Year Ended June 30, 2018	24.83	(0.15)	8.57	8.42	(2.72)
Year Ended June 30, 2017	21.17	(0.12)	6.97	6.85	(3.19)
Year Ended June 30, 2016	28.34	(0.14)	(3.81)	(3.95)	(3.22)
Year Ended June 30, 2015	27.08	(0.15)	3.45	3.30	(2.04)

Class R6
July 2, 2018 (g) through June 30, 2019	30.73	0.18	(0.85)	(0.67)	(6.24)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$19.78	0.70%	$116,751	1.24%	(0.01)%	1.37%	75%
26.65	35.55	85,586	1.24	(0.81)	1.36	89
22.03	34.99	66,189	1.25	(0.78)	1.48	41
19.14	(14.42)	55,583	1.25	(0.76)	1.51	56
26.04	13.02	73,175	1.25	(0.82)	1.44	48

12.90	0.25	38,625	1.74	(0.53)	1.85	75
19.89	34.88	40,470	1.74	(1.31)	1.83	89
17.12	34.25	36,707	1.74	(1.28)	2.04	41
15.58	(14.80)	32,734	1.75	(1.27)	2.12	56
21.97	12.46	50,162	1.75	(1.32)	2.02	48

23.75	0.94	110,123	0.99	0.20	1.10	75
30.53	35.91	92,701	0.99	(0.56)	1.08	89
24.83	35.29	67,496	1.00	(0.53)	1.18	41
21.17	(14.19)	64,589	1.00	(0.57)	1.09	56
28.34	13.30	386,459	1.00	(0.57)	1.11	48

23.82	0.55	82,758	0.74	0.79	1.10	75

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Core Fund
Class A
Year Ended June 30, 2019	$57.16	$0.11		$(3.52)	$(3.41)	$(0.02)	$(3.75)	$(3.77)
Year Ended June 30, 2018	52.32	0.04	(f)	9.19	9.23	(0.01)	(4.38)	(4.39)
Year Ended June 30, 2017	45.88	(0.04)		11.81	11.77	(0.20)	(5.13)	(5.33)
May 31, 2016 (g) through June 30, 2016	45.81	0.02	(f)	0.05	0.07	—	—	—

Class C
Year Ended June 30, 2019	56.67	(0.15)		(3.50)	(3.65)	—	(3.75)	(3.75)
Year Ended June 30, 2018	52.14	(0.24	)(f)	9.15	8.91	—	(4.38)	(4.38)
Year Ended June 30, 2017	45.86	(0.24)		11.74	11.50	(0.09)	(5.13)	(5.22)
May 31, 2016 (g) through June 30, 2016	45.81	—	(f)(h)	0.05	0.05	—	—	—

Class I
Year Ended June 30, 2019	57.44	0.23		(3.55)	(3.32)	(0.12)	(3.75)	(3.87)
Year Ended June 30, 2018	52.58	0.17	(f)	9.24	9.41	(0.17)	(4.38)	(4.55)
January 3, 2017 (g) through June 30, 2017	50.44	0.07		2.07	2.14	—	—	—

Class R2
Year Ended June 30, 2019	57.32	0.04		(3.60)	(3.56)	—	(3.75)	(3.75)
July 31, 2017 (g) through June 30, 2018	53.24	(0.08	)(f)	8.58	8.50	(0.04)	(4.38)	(4.42)

Class R3
Year Ended June 30, 2019	57.40	0.26		(3.71)	(3.45)	(0.02)	(3.75)	(3.77)
July 31, 2017 (g) through June 30, 2018	53.24	0.05	(f)	8.58	8.63	(0.09)	(4.38)	(4.47)

Class R4
Year Ended June 30, 2019	57.48	0.23		(3.56)	(3.33)	(0.12)	(3.75)	(3.87)
July 31, 2017 (g) through June 30, 2018	53.24	0.18	(f)	8.58	8.76	(0.14)	(4.38)	(4.52)

Class R5
Year Ended June 30, 2019	57.63	0.33		(3.58)	(3.25)	(0.21)	(3.75)	(3.96)
Year Ended June 30, 2018	52.64	0.26	(f)	9.28	9.54	(0.17)	(4.38)	(4.55)
Year Ended June 30, 2017	45.90	0.20		11.83	12.03	(0.16)	(5.13)	(5.29)
Year Ended June 30, 2016	56.18	0.15	(f)	(5.25)	(5.10)	(0.32)	(4.86)	(5.18)
Year Ended June 30, 2015	58.70	0.37		3.20	3.57	(0.10)	(5.99)	(6.09)

Class R6
Year Ended June 30, 2019	57.55	0.39		(3.61)	(3.22)	(0.24)	(3.75)	(3.99)
Year Ended June 30, 2018	52.57	0.33	(f)	9.23	9.56	(0.20)	(4.38)	(4.58)
Year Ended June 30, 2017	45.90	0.29		11.76	12.05	(0.25)	(5.13)	(5.38)
May 31, 2016 (g) through June 30, 2016	45.81	0.04	(f)	0.05	0.09	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$49.98	(5.48)%	$5,896	1.23%	0.21%		1.36%	74%
57.16	18.37	4,624	1.24	0.07	(f)	1.41	39
52.32	26.29	2,203	1.24	(0.07)		1.45	61
45.88	0.15	23	1.25	0.56	(f)	1.39	58

49.27	(5.97)	2,307	1.73	(0.30)		1.86	74
56.67	17.79	1,816	1.74	(0.45	)(f)	1.90	39
52.14	25.68	1,017	1.74	(0.47)		1.96	61
45.86	0.11	20	1.74	0.06	(f)	1.89	58

50.25	(5.24)	13,211	0.98	0.45		1.09	74
57.44	18.64	15,557	0.99	0.32	(f)	1.12	39
52.58	4.24	3,545	0.99	0.26		1.21	61

50.01	(5.73)	166	1.48	0.08		2.08	74
57.32	16.67	24	1.49	(0.15	)(f)	1.72	39

50.18	(5.51)	3,768	1.23	0.53		1.59	74
57.40	16.94	24	1.24	0.10	(f)	1.46	39

50.28	(5.26)	1,941	0.98	0.45		1.10	74
57.48	17.21	1,536	0.99	0.36	(f)	1.11	39

50.42	(5.07)	215,630	0.79	0.63		0.93	74
57.63	18.88	223,933	0.79	0.48	(f)	0.97	39
52.64	26.87	187,198	0.79	0.40		1.11	61
45.90	(8.97)	164,573	0.80	0.30	(f)	1.16	58
56.18	7.01	815,652	0.80	0.66		1.13	56

50.34	(5.02)	206,625	0.73	0.75		0.83	74
57.55	18.95	66,306	0.74	0.59	(f)	0.86	39
52.57	26.94	16,782	0.74	0.56		0.98	61
45.90	0.20	20	0.74	1.06	(f)	0.88	58

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain
JPMorgan Small Cap Equity Fund
Class A
Year Ended June 30, 2019	$52.43	$0.12		$0.95	$1.07	$(0.06)	$(3.39)
Year Ended June 30, 2018	48.63	0.10		6.67	6.77	(0.10)	(2.87)
Year Ended June 30, 2017	41.68	0.11		8.21	8.32	(0.12)	(1.25)
Year Ended June 30, 2016	44.68	0.13	(f)	0.08	0.21	(0.14)	(3.07)
Year Ended June 30, 2015	46.56	0.08		2.98	3.06	(0.08)	(4.86)

Class C
Year Ended June 30, 2019	39.12	(0.09)		0.61	0.52	—	(3.39)
Year Ended June 30, 2018	37.07	(0.12)		5.04	4.92	—	(2.87)
Year Ended June 30, 2017	32.21	(0.09)		6.31	6.22	(0.11)	(1.25)
Year Ended June 30, 2016	35.32	(0.06	)(f)	0.02	(0.04)	—	(3.07)
Year Ended June 30, 2015	37.96	(0.12)		2.34	2.22	—	(4.86)

Class I
Year Ended June 30, 2019	60.52	0.29		1.12	1.41	(0.20)	(3.39)
Year Ended June 30, 2018	55.69	0.26		7.67	7.93	(0.23)	(2.87)
Year Ended June 30, 2017	47.50	0.28		9.37	9.65	(0.21)	(1.25)
Year Ended June 30, 2016	50.31	0.25	(f)	0.17	0.42	(0.16)	(3.07)
Year Ended June 30, 2015	51.78	0.24		3.36	3.60	(0.21)	(4.86)

Class R2
Year Ended June 30, 2019	51.44	—	(g)	0.93	0.93	—	(3.39)
Year Ended June 30, 2018	47.81	(0.03)		6.55	6.52	(0.02)	(2.87)
Year Ended June 30, 2017	41.08	—	(g)	8.08	8.08	(0.10)	(1.25)
Year Ended June 30, 2016	44.04	0.01	(f)	0.10	0.11	—	(3.07)
Year Ended June 30, 2015	45.99	(0.04)		2.95	2.91	—	(4.86)

Class R3
Year Ended June 30, 2019	52.13	0.13		0.92	1.05	(0.06)	(3.39)
Year Ended June 30, 2018	48.54	0.12		6.63	6.75	(0.29)	(2.87)
September 9, 2016 (i) through June 30, 2017	43.22	0.12		6.68	6.80	(0.23)	(1.25)

Class R4
Year Ended June 30, 2019	60.42	0.29		1.12	1.41	(0.18)	(3.39)
Year Ended June 30, 2018	55.64	0.33		7.59	7.92	(0.27)	(2.87)
September 9, 2016 (i) through June 30, 2017	49.28	0.23		7.63	7.86	(0.25)	(1.25)

Class R5
Year Ended June 30, 2019	60.69	0.41		1.11	1.52	(0.31)	(3.39)
Year Ended June 30, 2018	55.84	0.37		7.70	8.07	(0.35)	(2.87)
Year Ended June 30, 2017	47.57	0.36		9.42	9.78	(0.26)	(1.25)
Year Ended June 30, 2016	50.43	0.36	(f)	0.15	0.51	(0.30)	(3.07)
Year Ended June 30, 2015	51.88	0.34		3.37	3.71	(0.30)	(4.86)

Class R6
Year Ended June 30, 2019	60.68	0.44		1.11	1.55	(0.34)	(3.39)
Year Ended June 30, 2018	55.83	0.41		7.69	8.10	(0.38)	(2.87)
Year Ended June 30, 2017	47.57	0.46		9.34	9.80	(0.29)	(1.25)
May 31, 2016 (i) through June 30, 2016	47.04	0.06	(f)	0.47	0.53	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Amount rounds to less than $0.005.
(h)	Amount rounds to less than 0.005%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

		Ratios/Supplemental data
				Ratios to average net assets (a)
Total distributions	Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$(3.45)	$50.05	2.82%	$791,846	1.23%	0.24%		1.25%	23%
(2.97)	52.43	14.33	1,095,395	1.24	0.19		1.26	17
(1.37)	48.63	20.14	1,135,394	1.29	0.24		1.35	21
(3.21)	41.68	1.10	736,629	1.29	0.31	(f)	1.38	32
(4.94)	44.68	7.49	674,619	1.29	0.17		1.39	20

(3.39)	36.25	2.31	111,453	1.73	(0.25)		1.75	23
(2.87)	39.12	13.76	143,030	1.74	(0.32)		1.76	17
(1.36)	37.07	19.53	171,352	1.79	(0.25)		1.84	21
(3.07)	32.21	0.63	70,176	1.79	(0.20	)(f)	1.85	32
(4.86)	35.32	6.92	35,783	1.79	(0.33)		1.87	20

(3.59)	58.34	3.05	2,720,056	0.98	0.51		1.00	23
(3.10)	60.52	14.61	2,868,739	0.98	0.45		1.00	17
(1.46)	55.69	20.50	2,722,213	0.99	0.54		1.07	21
(3.23)	47.50	1.41	1,261,772	0.99	0.54	(f)	1.14	32
(5.07)	50.31	7.81	1,435,112	0.99	0.48		1.14	20

(3.39)	48.98	2.56	9,718	1.48	0.00	(h)	1.52	23
(2.89)	51.44	14.02	12,133	1.49	(0.06)		1.52	17
(1.35)	47.81	19.85	13,078	1.53	0.00	(h)	1.73	21
(3.07)	41.08	0.85	5,313	1.54	0.03	(f)	1.72	32
(4.86)	44.04	7.23	3,446	1.54	(0.08)		1.73	20

(3.45)	49.73	2.79	2,597	1.23	0.26		1.25	23
(3.16)	52.13	14.33	2,542	1.23	0.24		1.30	17
(1.48)	48.54	15.92	104	1.24	0.32		1.36	21

(3.57)	58.26	3.05	475	0.98	0.50		1.03	23
(3.14)	60.42	14.61	624	0.98	0.57		1.07	17
(1.50)	55.64	16.14	60	0.99	0.55		1.14	21

(3.70)	58.51	3.26	1,214,075	0.79	0.70		0.85	23
(3.22)	60.69	14.83	1,255,251	0.79	0.64		0.85	17
(1.51)	55.84	20.74	1,267,593	0.79	0.68		0.86	21
(3.37)	47.57	1.62	1,349,107	0.79	0.78	(f)	0.86	32
(5.16)	50.43	8.03	1,244,878	0.79	0.68		0.89	20

(3.73)	58.50	3.33	1,425,704	0.73	0.76		0.75	23
(3.25)	60.68	14.89	1,450,525	0.73	0.71		0.75	17
(1.54)	55.83	20.80	978,649	0.74	0.85		0.76	21
—	47.57	1.13	25,933	0.73	1.60	(f)	0.75	32

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Small Cap Growth Fund
Class A
Year Ended June 30, 2019	$18.45	$(0.11)		$0.67	$0.56	$(2.01)
Year Ended June 30, 2018	14.81	(0.14	)(f)	5.11	4.97	(1.33)
Year Ended June 30, 2017	11.43	(0.10)		3.94	3.84	(0.46)
Year Ended June 30, 2016	14.50	(0.09)		(1.94)	(2.03)	(1.04)
Year Ended June 30, 2015	13.96	(0.11	)(f)	1.77	1.66	(1.12)

Class C
Year Ended June 30, 2019	13.55	(0.14)		0.38	0.24	(2.01)
Year Ended June 30, 2018	11.23	(0.16	)(f)	3.81	3.65	(1.33)
Year Ended June 30, 2017	8.82	(0.13)		3.00	2.87	(0.46)
Year Ended June 30, 2016	11.50	(0.12)		(1.52)	(1.64)	(1.04)
Year Ended June 30, 2015	11.36	(0.14	)(f)	1.40	1.26	(1.12)

Class I
Year Ended June 30, 2019	20.35	(0.08)		0.79	0.71	(2.01)
Year Ended June 30, 2018	16.18	(0.11	)(f)	5.61	5.50	(1.33)
Year Ended June 30, 2017	12.42	(0.07)		4.29	4.22	(0.46)
Year Ended June 30, 2016	15.61	(0.07)		(2.08)	(2.15)	(1.04)
Year Ended June 30, 2015	14.91	(0.08	)(f)	1.90	1.82	(1.12)

Class L
Year Ended June 30, 2019	20.95	(0.05)		0.82	0.77	(2.01)
Year Ended June 30, 2018	16.60	(0.08	)(f)	5.76	5.68	(1.33)
Year Ended June 30, 2017	12.72	(0.05)		4.39	4.34	(0.46)
Year Ended June 30, 2016	15.93	(0.05)		(2.12)	(2.17)	(1.04)
Year Ended June 30, 2015	15.17	(0.06	)(f)	1.94	1.88	(1.12)

Class R2
Year Ended June 30, 2019	17.84	(0.15)		0.63	0.48	(2.01)
Year Ended June 30, 2018	14.39	(0.17	)(f)	4.95	4.78	(1.33)
Year Ended June 30, 2017	11.15	(0.13)		3.83	3.70	(0.46)
Year Ended June 30, 2016	14.20	(0.12)		(1.89)	(2.01)	(1.04)
Year Ended June 30, 2015	13.73	(0.14	)(f)	1.73	1.59	(1.12)

Class R3
Year Ended June 30, 2019	18.45	(0.10)		0.66	0.56	(2.01)
July 31, 2017 (g) through June 30, 2018	15.17	(0.13	)(f)	4.74	4.61	(1.33)

Class R4
Year Ended June 30, 2019	18.50	(0.07)		0.67	0.60	(2.01)
July 31, 2017 (g) through June 30, 2018	15.17	(0.09	)(f)	4.75	4.66	(1.33)

Class R5
Year Ended June 30, 2019	20.96	(0.07)		0.84	0.77	(2.01)
Year Ended June 30, 2018	16.60	(0.07	)(f)	5.76	5.69	(1.33)
September 9, 2016 (g) through June 30, 2017	13.75	(0.04)		3.35	3.31	(0.46)

Class R6
Year Ended June 30, 2019	21.16	(0.03)		0.83	0.80	(2.01)
Year Ended June 30, 2018	16.73	(0.06	)(f)	5.82	5.76	(1.33)
Year Ended June 30, 2017	12.80	(0.04)		4.43	4.39	(0.46)
Year Ended June 30, 2016	16.01	(0.03)		(2.14)	(2.17)	(1.04)
Year Ended June 30, 2015	15.23	(0.05	)(f)	1.95	1.90	(1.12)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

			Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$17.00	5.08%	$400,127	1.24%	(0.68)%		1.27%	58%
18.45	35.14	337,933	1.24	(0.83	)(f)	1.29	58
14.81	34.36	196,403	1.24	(0.75)		1.40	42
11.43	(14.17)	179,093	1.25	(0.77)		1.50	47
14.50	13.04	266,805	1.25	(0.82	)(f)	1.42	50

11.78	4.51	58,288	1.74	(1.17)		1.77	58
13.55	34.56	43,116	1.74	(1.32	)(f)	1.77	58
11.23	33.51	20,352	1.74	(1.25)		1.85	42
8.82	(14.50)	18,218	1.75	(1.27)		1.91	47
11.50	12.47	26,297	1.75	(1.32	)(f)	1.87	50

19.05	5.36	289,094	0.99	(0.43)		1.02	58
20.35	35.45	268,082	0.99	(0.57	)(f)	1.02	58
16.18	34.69	110,644	1.00	(0.50)		1.12	42
12.42	(13.92)	102,174	1.00	(0.52)		1.18	47
15.61	13.29	157,631	1.00	(0.57	)(f)	1.16	50

19.71	5.51	568,539	0.84	(0.27)		0.86	58
20.95	35.65	434,286	0.84	(0.43	)(f)	0.86	58
16.60	34.82	360,044	0.85	(0.35)		0.93	42
12.72	(13.76)	271,369	0.85	(0.35)		0.96	47
15.93	13.47	279,248	0.85	(0.42	)(f)	0.95	50

16.31	4.79	26,011	1.49	(0.94)		1.52	58
17.84	34.83	31,569	1.49	(1.08	)(f)	1.52	58
14.39	33.96	23,569	1.49	(1.00)		1.70	42
11.15	(14.34)	21,276	1.50	(1.01)		1.85	47
14.20	12.74	28,364	1.50	(1.07	)(f)	1.72	50

17.00	5.08	1,072	1.24	(0.63)		1.37	58
18.45	31.93	446	1.23	(0.80	)(f)	1.28	58

17.09	5.30	1,336	0.99	(0.39)		1.01	58
18.50	32.28	726	0.99	(0.53	)(f)	1.17	58

19.72	5.50	13,817	0.84	(0.34)		0.86	58
20.96	35.71	28,656	0.84	(0.37	)(f)	0.88	58
16.60	24.72	1,186	0.82	(0.31)		0.84	42

19.95	5.60	1,518,382	0.74	(0.16)		0.76	58
21.16	35.86	1,045,098	0.74	(0.32	)(f)	0.76	58
16.73	34.99	603,730	0.75	(0.25)		0.76	42
12.80	(13.69)	445,008	0.75	(0.25)		0.77	47
16.01	13.55	486,724	0.75	(0.31	)(f)	0.79	50

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Value Fund
Class A
Year Ended June 30, 2019	$30.42	$0.21		$(3.28)	$(3.07)	$(0.24)	$(3.46)	$(3.70)
Year Ended June 30, 2018	29.18	0.20	(f)	3.01	3.21	(0.23)	(1.74)	(1.97)
Year Ended June 30, 2017	24.64	0.11	(f)	4.58	4.69	(0.13)	(0.02)	(0.15)
Year Ended June 30, 2016	26.65	0.17		(0.94)	(0.77)	(0.15)	(1.09)	(1.24)
Year Ended June 30, 2015	27.98	0.22		(0.01)	0.21	(0.20)	(1.34)	(1.54)

Class C
Year Ended June 30, 2019	25.21	0.07		(2.73)	(2.66)	(0.19)	(3.46)	(3.65)
Year Ended June 30, 2018	24.55	0.04	(f)	2.50	2.54	(0.14)	(1.74)	(1.88)
Year Ended June 30, 2017	20.82	(0.05	)(f)	3.87	3.82	(0.07)	(0.02)	(0.09)
Year Ended June 30, 2016	22.77	0.02		(0.82)	(0.80)	(0.06)	(1.09)	(1.15)
Year Ended June 30, 2015	24.19	0.05		(0.02)	0.03	(0.11)	(1.34)	(1.45)

Class I
Year Ended June 30, 2019	32.25	0.31		(3.48)	(3.17)	(0.30)	(3.46)	(3.76)
Year Ended June 30, 2018	30.80	0.30	(f)	3.18	3.48	(0.29)	(1.74)	(2.03)
Year Ended June 30, 2017	25.97	0.20	(f)	4.81	5.01	(0.16)	(0.02)	(0.18)
Year Ended June 30, 2016	28.00	0.23		(0.97)	(0.74)	(0.20)	(1.09)	(1.29)
Year Ended June 30, 2015	29.31	0.31		(0.02)	0.29	(0.26)	(1.34)	(1.60)

Class R2
Year Ended June 30, 2019	30.13	0.15		(3.25)	(3.10)	(0.20)	(3.46)	(3.66)
Year Ended June 30, 2018	28.94	0.12	(f)	2.98	3.10	(0.17)	(1.74)	(1.91)
Year Ended June 30, 2017	24.48	0.04	(f)	4.53	4.57	(0.09)	(0.02)	(0.11)
Year Ended June 30, 2016	26.49	0.11		(0.94)	(0.83)	(0.09)	(1.09)	(1.18)
Year Ended June 30, 2015	27.83	0.16		(0.02)	0.14	(0.14)	(1.34)	(1.48)

Class R3
Year Ended June 30, 2019	30.38	0.23		(3.29)	(3.06)	(0.25)	(3.46)	(3.71)
Year Ended June 30, 2018	29.14	0.20	(f)	3.01	3.21	(0.23)	(1.74)	(1.97)
September 9, 2016 (g) through June 30, 2017	25.89	0.12	(f)	3.31	3.43	(0.16)	(0.02)	(0.18)

Class R4
Year Ended June 30, 2019	32.21	0.30		(3.47)	(3.17)	(0.30)	(3.46)	(3.76)
Year Ended June 30, 2018	30.77	0.32	(f)	3.14	3.46	(0.28)	(1.74)	(2.02)
September 9, 2016 (g) through June 30, 2017	27.30	0.18	(f)	3.49	3.67	(0.18)	(0.02)	(0.20)

Class R5
Year Ended June 30, 2019	32.26	0.34		(3.47)	(3.13)	(0.33)	(3.46)	(3.79)
Year Ended June 30, 2018	30.80	0.35	(f)	3.17	3.52	(0.32)	(1.74)	(2.06)
Year Ended June 30, 2017	25.97	0.23	(f)	4.81	5.04	(0.19)	(0.02)	(0.21)
Year Ended June 30, 2016	28.01	0.26		(0.98)	(0.72)	(0.23)	(1.09)	(1.32)
Year Ended June 30, 2015	29.31	0.34		(0.02)	0.32	(0.28)	(1.34)	(1.62)

Class R6
Year Ended June 30, 2019	32.30	0.38		(3.49)	(3.11)	(0.35)	(3.46)	(3.81)
Year Ended June 30, 2018	30.83	0.38	(f)	3.18	3.56	(0.35)	(1.74)	(2.09)
Year Ended June 30, 2017	25.99	0.27	(f)	4.82	5.09	(0.23)	(0.02)	(0.25)
Year Ended June 30, 2016	28.03	0.31		(1.00)	(0.69)	(0.26)	(1.09)	(1.35)
Year Ended June 30, 2015	29.33	0.37		(0.02)	0.35	(0.31)	(1.34)	(1.65)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$23.65	(9.73)%	$193,505	1.24%	0.80%		1.26%	60%
30.42	11.41	336,054	1.24	0.67	(f)	1.30	39
29.18	19.01	518,464	1.24	0.39	(f)	1.44	41
24.64	(2.54)	551,313	1.25	0.69		1.53	46
26.65	1.04	618,977	1.24	0.84		1.44	38

18.90	(10.18)	18,088	1.74	0.33		1.77	60
25.21	10.80	25,885	1.75	0.14	(f)	1.78	39
24.55	18.32	40,349	1.85	(0.21	)(f)	1.86	41
20.82	(3.12)	41,161	1.86	0.07		1.94	46
22.77	0.42	49,815	1.85	0.23		1.89	38

25.32	(9.49)	287,014	0.99	1.10		1.01	60
32.25	11.70	336,366	0.99	0.96	(f)	1.01	39
30.80	19.30	344,875	0.99	0.67	(f)	1.11	41
25.97	(2.28)	263,436	1.00	0.88		1.18	46
28.00	1.27	495,605	0.99	1.10		1.14	38

23.37	(9.94)	36,276	1.49	0.60		1.58	60
30.13	11.12	45,300	1.52	0.41	(f)	1.63	39
28.94	18.68	60,282	1.52	0.14	(f)	1.75	41
24.48	(2.78)	47,309	1.50	0.45		1.91	46
26.49	0.77	48,675	1.49	0.59		1.76	38

23.61	(9.72)	14,854	1.24	0.89		1.28	60
30.38	11.42	12,948	1.25	0.67	(f)	1.29	39
29.14	13.24	13,390	1.27	0.53	(f)	1.28	41

25.28	(9.51)	436	0.99	1.10		1.04	60
32.21	11.65	102	1.01	1.03	(f)	1.27	39
30.77	13.44	39	1.06	0.75	(f)	1.10	41

25.34	(9.35)	69,857	0.84	1.21		0.86	60
32.26	11.85	131,506	0.84	1.11	(f)	0.87	39
30.80	19.43	130,338	0.88	0.77	(f)	0.89	41
25.97	(2.21)	96,674	0.90	1.04		0.93	46
28.01	1.39	103,149	0.91	1.19		0.93	38

25.38	(9.25)	933,252	0.74	1.36		0.76	60
32.30	11.97	1,040,121	0.74	1.21	(f)	0.76	39
30.83	19.59	1,007,466	0.76	0.90	(f)	0.76	41
25.99	(2.07)	753,439	0.77	1.21		0.77	46
28.03	1.49	554,522	0.79	1.32		0.81	38

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Small Company Fund
Class A
Year Ended June 30, 2019	$19.60	$0.03		$(1.81)	$(1.78)	$—	$(1.86)	$(1.86)
Year Ended June 30, 2018	18.10	—	(f)(g)	2.69	2.69	—	(1.19)	(1.19)
Year Ended June 30, 2017	15.09	—	(f)(g)	3.02	3.02	(0.01)	— (f)	(0.01)
Year Ended June 30, 2016	16.96	0.02		(1.20)	(1.18)	(0.02)	(0.67)	(0.69)
Year Ended June 30, 2015	16.25	0.03		1.22	1.25	—	(0.54)	(0.54)

Class C
Year Ended June 30, 2019	18.70	(0.06)		(1.72)	(1.78)	—	(1.86)	(1.86)
Year Ended June 30, 2018	17.40	(0.09	)(g)	2.58	2.49	—	(1.19)	(1.19)
Year Ended June 30, 2017	14.57	(0.08	)(g)	2.91	2.83	—	— (f)	— (f)
Year Ended June 30, 2016	16.46	(0.05)		(1.17)	(1.22)	—	(0.67)	(0.67)
Year Ended June 30, 2015	15.86	(0.05)		1.19	1.14	—	(0.54)	(0.54)

Class I
Year Ended June 30, 2019	20.05	0.07		(1.84)	(1.77)	(0.02)	(1.86)	(1.88)
Year Ended June 30, 2018	18.47	0.05	(g)	2.75	2.80	(0.03)	(1.19)	(1.22)
Year Ended June 30, 2017	15.40	0.04	(g)	3.08	3.12	(0.05)	— (f)	(0.05)
Year Ended June 30, 2016	17.29	0.06		(1.22)	(1.16)	(0.06)	(0.67)	(0.73)
Year Ended June 30, 2015	16.53	0.08		1.24	1.32	(0.02)	(0.54)	(0.56)

Class L
Year Ended June 30, 2019	20.05	0.10		(1.86)	(1.76)	(0.05)	(1.86)	(1.91)
Year Ended June 30, 2018	18.46	0.08	(g)	2.76	2.84	(0.06)	(1.19)	(1.25)
Year Ended June 30, 2017	15.39	0.08	(g)	3.08	3.16	(0.09)	— (f)	(0.09)
Year Ended June 30, 2016	17.28	0.10		(1.24)	(1.14)	(0.08)	(0.67)	(0.75)
Year Ended June 30, 2015	16.51	0.11		1.24	1.35	(0.04)	(0.54)	(0.58)

Class R2
Year Ended June 30, 2019	19.22	(0.01)		(1.77)	(1.78)	—	(1.86)	(1.86)
Year Ended June 30, 2018	17.81	(0.05	)(g)	2.65	2.60	—	(1.19)	(1.19)
Year Ended June 30, 2017	14.88	(0.04	)(g)	2.97	2.93	—	— (f)	— (f)
Year Ended June 30, 2016	16.77	(0.01)		(1.19)	(1.20)	(0.02)	(0.67)	(0.69)
Year Ended June 30, 2015	16.12	(0.01)		1.20	1.19	—	(0.54)	(0.54)

Class R3
Year Ended June 30, 2019	19.50	0.04		(1.81)	(1.77)	— (f)	(1.86)	(1.86)
Year Ended June 30, 2018	18.03	0.01	(g)	2.68	2.69	(0.03)	(1.19)	(1.22)
September 9, 2016 (i) through June 30, 2017	16.02	0.04	(g)	2.04	2.08	(0.07)	— (f)	(0.07)

Class R4
Year Ended June 30, 2019	19.98	0.08		(1.85)	(1.77)	(0.03)	(1.86)	(1.89)
Year Ended June 30, 2018	18.44	0.05	(g)	2.75	2.80	(0.07)	(1.19)	(1.26)
September 9, 2016 (i) through June 30, 2017	16.36	0.13	(g)	2.04	2.17	(0.09)	— (f)	(0.09)

Class R5
Year Ended June 30, 2019	20.01	0.11		(1.86)	(1.75)	(0.06)	(1.86)	(1.92)
Year Ended June 30, 2018	18.45	0.08	(g)	2.74	2.82	(0.07)	(1.19)	(1.26)
September 9, 2016 (i) through June 30, 2017	16.35	0.07	(g)	2.13	2.20	(0.10)	— (f)	(0.10)

Class R6
Year Ended June 30, 2019	20.07	0.12		(1.86)	(1.74)	(0.07)	(1.86)	(1.93)
Year Ended June 30, 2018	18.48	0.10	(g)	2.76	2.86	(0.08)	(1.19)	(1.27)
Year Ended June 30, 2017	15.40	0.10	(g)	3.08	3.18	(0.10)	— (f)	(0.10)
Year Ended June 30, 2016	17.29	0.11		(1.23)	(1.12)	(0.10)	(0.67)	(0.77)
Year Ended June 30, 2015	16.52	0.12		1.24	1.36	(0.05)	(0.54)	(0.59)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Amount rounds to less than 0.005%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$15.96	(8.77)%	$136,432	1.22%	0.16%		1.22%	64%
19.60	15.40	210,050	1.22	0.00	(g)(h)	1.23	52
18.10	20.04	244,958	1.25	(0.01	)(g)	1.35	53
15.09	(6.86)	226,309	1.26	0.15		1.44	49
16.96	7.98	240,064	1.25	0.21		1.40	56

15.06	(9.22)	28,451	1.72	(0.35)		1.73	64
18.70	14.85	45,633	1.73	(0.50	)(g)	1.73	52
17.40	19.43	49,946	1.75	(0.51	)(g)	1.85	53
14.57	(7.35)	45,932	1.76	(0.34)		1.91	49
16.46	7.47	45,202	1.75	(0.28)		1.88	56

16.40	(8.49)	273,370	0.96	0.41		0.96	64
20.05	15.73	433,317	0.96	0.27	(g)	0.97	52
18.47	20.29	387,043	1.01	0.25	(g)	1.05	53
15.40	(6.63)	289,631	1.00	0.42		1.11	49
17.29	8.25	246,645	1.00	0.45		1.11	56

16.38	(8.42)	433,521	0.81	0.58		0.81	64
20.05	15.95	554,361	0.81	0.42	(g)	0.82	52
18.46	20.50	711,139	0.82	0.43	(g)	0.87	53
15.39	(6.48)	587,279	0.82	0.63		0.90	49
17.28	8.49	352,036	0.82	0.64		0.94	56

15.58	(8.95)	44,064	1.47	(0.07)		1.49	64
19.22	15.13	49,715	1.48	(0.25	)(g)	1.48	52
17.81	19.70	51,511	1.50	(0.24	)(g)	1.69	53
14.88	(7.09)	34,326	1.51	(0.05)		1.75	49
16.77	7.66	17,846	1.50	(0.04)		1.66	56

15.87	(8.75)	23,887	1.21	0.23		1.21	64
19.50	15.49	17,655	1.21	0.04	(g)	1.21	52
18.03	13.01	9,560	1.23	0.25	(g)	1.24	53

16.32	(8.52)	6,313	0.97	0.45		0.98	64
19.98	15.73	5,773	1.01	0.28	(g)	1.04	52
18.44	13.24	794	1.00	0.89	(g)	1.07	53

16.34	(8.39)	11,770	0.81	0.64		0.81	64
20.01	15.83	6,491	0.85	0.43	(g)	0.86	52
18.45	13.44	145	0.83	0.51	(g)	0.90	53

16.40	(8.30)	435,139	0.71	0.70		0.72	64
20.07	16.05	455,851	0.71	0.53	(g)	0.72	52
18.48	20.64	296,577	0.72	0.55	(g)	0.72	53
15.40	(6.39)	139,835	0.73	0.71		0.74	49
17.29	8.54	69,755	0.73	0.73		0.76	56

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 6 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
JPMorgan Small Cap Blend Fund	Class A, Class C, Class I and Class R6(1)	JPM I	Diversified
JPMorgan Small Cap Core Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Small Cap Equity Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Small Cap Growth Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Small Cap Value Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan U.S. Small Company Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified

(1)	Class R6 commenced operations on July 2, 2018 for JPMorgan Small Cap Blend Fund.

The investment objectives of JPMorgan Small Cap Blend Fund (“Small Cap Blend Fund”), JPMorgan Small Cap Core Fund (“Small Cap Core Fund”) and JPMorgan Small Cap Equity Fund (“Small Cap Equity Fund”) are to seek capital growth over the long term.

The investment objective of JPMorgan Small Cap Growth Fund (“Small Cap Growth Fund”) is to seek long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

The investment objective of JPMorgan Small Cap Value Fund (“Small Cap Value Fund”) is to seek long-term capital growth primarily by investing in equity securities of small-capitalization companies.

The investment objective of JPMorgan U.S. Small Company Fund (“U.S. Small Company Fund”) is to seek to provide high total return from a portfolio of small company stocks.

Class L Shares for the Small Cap Growth Fund and U.S. Small Company Fund are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in the Funds’ prospectuses.

All share classes of the Small Cap Equity Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Boards of Trustees (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring

74	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Boards.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Small Cap Blend Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$385,918	$—		$—	(b)	$385,918

Small Cap Core Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs		Total
Total Investments in Securities (c)	$501,721	$—	(d)	$—		$501,721

Appreciation in Other Financial Instruments
Futures Contracts (e)	$241	$—		$—		$241

Small Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs		Total
Total Investments in Securities(e)	$6,466,074	$—		$—		$6,466,074

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

Small Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$3,272,094	$—		$—	(b)	$3,272,094

Small Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs		Total
Total Investments in Securities (c)	$1,660,230	$—	(d)	$—		$1,660,230

Appreciation in Other Financial Instruments
Futures Contracts (e)	$582	$—		$—		$582

U.S. Small Company Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs		Total
Total Investments in Securities (c)	$1,494,517	$—	(d)	$—		$1,494,517

Appreciation in Other Financial Instruments
Futures Contracts (e)	$719	$—		$—		$719

(a)	All portfolio holdings designated as level 1 and level 3 are disclosed individually on the SOIs. Level 3 consists of rights. Please refer to the SOI for industry specifics of portfolio holdings.
(b)	Amount rounds to less than one thousand.
(c)	All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 2 consists of a warrant. Please refer to the SOIs for industry specifics of portfolio holdings.
(d)	Value is zero.
(e)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs.

There were no significant transfers into and out of level 3 for the year ended June 30, 2019.

B. Futures Contracts — Small Cap Core Fund, Small Cap Value Fund and U.S. Small Company Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds buy futures contracts to invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

76	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2019 (amounts in thousands):

	Small Cap Core Fund	Small Cap Value Fund	U.S. Small Company Fund
Futures Contracts — Equity:
Average Notional Balance Long	$12,279	$46,007	$44,087
Ending Notional Balance Long	26,494	23,045	67,568

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Securities Lending — Effective October 5, 2018, the Funds became authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the IM Shares of JPMorgan U.S. Government Money Market Fund and the Agency SL Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs. At June 30, 2019, the value of outstanding securities on loan and the value of collateral investments were as follows (amounts in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Total value of Collateral Investments
Small Cap Blend Fund	$36,058	$36,620	$36,620
Small Cap Core Fund	30,884	32,394	32,394
Small Cap Equity Fund	215,609	216,174	216,174
Small Cap Growth Fund	402,031	416,342	416,342
Small Cap Value Fund	90,492	93,269	93,269
U.S. Small Company Fund	124,171	131,292	131,292

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability.

The following table presents the Funds’ value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of June 30, 2019 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower	Net Amount Due to Counterparty (not less than zero)
Small Cap Blend Fund	$36,058	$(36,058)	$—
Small Cap Core Fund	30,884	(30,884)	—
Small Cap Equity Fund	215,609	(215,609)	—
Small Cap Growth Fund	402,031	(402,031)	—
Small Cap Value Fund	90,492	(90,492)	—
U.S. Small Company Fund	124,171	(124,171)	—

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. JPMIM waived fees associated with the Funds’ investment in JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Small Cap Blend Fund	$4
Small Cap Core Fund	4
Small Cap Equity Fund	24
Small Cap Growth Fund	30
Small Cap Value Fund	13
U.S. Small Company Fund	13

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with a fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the tables below are in thousands.

Small Cap Blend Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a) (b)	$—	$39,753	$26,963	$—	(c)	$1	$12,791	12,786	$48		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (a) (b)	—	56,000	30,000	5	*	3	26,008	26,003	372	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (b)	—	122,500	111,888	—		—	10,612	10,612	126	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	5,211	94,749	99,960	—		—	—	—	100		—

Total	$5,211	$313,002	$268,811	$5		$4	$49,411		$646		$—

Small Cap Core Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a) (b)	$—	$170,805	$123,737	$1		$1	$47,070	47,051	$55		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (a) (b)	—	55,000	30,000	4	*	2	25,006	25,001	287	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (b)	—	96,869	89,481	—		—	7,388	7,388	110	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	11,474	95,834	107,308	—		—	—	—	195		—

Total	$11,474	$418,508	$350,526	$5		$3	$79,464		$647		$—

78	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

Small Cap Equity Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a) (b)	$—	$468,874	$214,159	$3		$25	$254,743	254,641	$1,596		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (a) (b)	—	635,000	458,000	38	*	16	177,054	177,019	2,726	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (b)	—	594,683	555,563	—		—	39,120	39,120	720	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	354,263	899,078	1,253,341	—		—	—	—	3,954		—

Total	$354,263	$2,597,635	$2,481,063	$41		$41	$470,917		$8,996		$—

Small Cap Growth Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a) (b)	$—	$301,436	$276,901	$5		$1	$24,541	24,531	$307		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (a) (b)	—	862,000	521,000	47	*	32	341,079	341,011	3,804	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (b)	—	730,893	655,630	—		—	75,263	75,263	967	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	52,237	755,193	807,430	—		—	—	—	582		—

Total	$52,237	$2,649,522	$2,260,961	$52		$33	$440,883		$5,660		$—

Small Cap Value Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a) (b)	$—	$122,233	$86,966	$2		$3	$35,272	35,257	$197		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (a) (b)	—	280,000	210,000	21	*	7	70,028	70,014	1,453	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (b)	—	261,743	238,502	—		—	23,241	23,241	386	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	25,875	311,664	337,539	—		—	—	—	785		—

Total	$25,875	$975,640	$873,007	$23		$10	$128,541		$2,821		$—

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

U.S. Small Company Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a) (b)	$—	$163,782	$124,888	$—	(c)	$2	$38,896	38,880	$142		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (a) (b)	—	256,000	150,000	21	*	11	106,032	106,011	1,568	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (b)	—	313,376	288,116	—		—	25,260	25,260	410	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	65,468	364,123	429,591	—		—	—	—	677		—

Total	$65,468	$1,097,281	$992,595	$21		$13	$170,188		$2,797		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2019.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2019 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class L	Class R2		Class R3		Class R4		Class R5		Class R6		Total
Small Cap Blend Fund
Transfer agency fees	$17	$2	$4	n/a	n/a		n/a		n/a		n/a		$60		$83
Small Cap Core Fund
Transfer agency fees	2	1	2	n/a	$—	(a)	$3		$—	(a)	$7		—	(a)	15
Small Cap Equity Fund
Transfer agency fees	67	7	57	n/a	2		—	(a)	—	(a)	17		15		165
Small Cap Growth Fund
Transfer agency fees	44	3	10	$5	4		1		—	(a)	1		24		92
Small Cap Value Fund
Transfer agency fees	12	3	9	n/a	30		4		—	(a)	5		33		96
U.S. Small Company Fund
Transfer agency fees	18	6	11	10	13		1		1		—	(a)	22		82

(a)	Amount rounds to less than one thousand.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary.

80	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2019, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually, except for Small Cap Value Fund, which are generally declared and paid quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Small Cap Blend Fund	$1,417		$659	$(2,076)
Small Cap Core Fund	—		(141)	141
Small Cap Equity Fund	—	(a)	(6,325)	6,325
Small Cap Growth Fund	53,997		14,367	(68,364)
Small Cap Value Fund	—	(a)	(965)	965
U.S. Small Company Fund	—	(a)	(722)	722

(a)	Amount rounds to less than one thousand.

The reclassifications for the Funds relate primarily to investments in partnerships, investments in PFICs, net operating losses, non-taxable dividends and tax equalization.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Small Cap Blend Fund	0.65%
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Value Fund	0.65
U.S. Small Company Fund	0.60

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. Prior to January 1, 2019, the Administrator received a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2019, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Small Cap Blend Fund	0.25%	0.75%	n/a	n/a
Small Cap Core Fund	0.25	0.75	0.50%	0.25%
Small Cap Equity Fund	0.25	0.75	0.50	0.25
Small Cap Growth Fund	0.25	0.75	0.50	0.25
Small Cap Value Fund	0.25	0.75	0.50	0.25
U.S. Small Company Fund	0.25	0.75	0.50	0.25

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2019, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Small Cap Blend Fund	$52	$2
Small Cap Core Fund	4	—
Small Cap Equity Fund	10	—	(a)
Small Cap Growth Fund	156	—	(a)
Small Cap Value Fund	6	—
U.S. Small Company Fund	6	1

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Small Cap Blend Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	n/a
Small Cap Core Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.10%
Small Cap Equity Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Small Cap Growth Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
Small Cap Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
U.S. Small Company Fund	0.25	0.25	0.25	0.10	0.25	0.25	0.25	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation,

82	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6
Small Cap Blend Fund	1.24%	1.74%	0.99%	n/a	n/a	n/a	n/a	n/a	0.74%
Small Cap Core Fund	1.24	1.74	0.99	n/a	1.49%	1.24%	0.99%	0.80%	0.74
Small Cap Equity Fund	1.24	1.74	0.99	n/a	1.49	1.24	0.99	0.80	0.74
Small Cap Growth Fund	1.24	1.74	0.99	0.85%	1.49	1.24	0.99	0.84	0.74
Small Cap Value Fund	1.24	1.74	0.99	n/a	1.49	1.24	0.99	0.84	0.74
U.S. Small Company Fund	1.26	1.76	1.01	0.83	1.51	1.26	1.01	0.86	0.76

The expense limitation agreements were in effect for the year ended June 30, 2019. The contractual expense limitation percentages are in place until at least October 31, 2019.

For the year ended June 30, 2019, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Small Cap Blend Fund	$184	$118	$19	$321	$59
Small Cap Core Fund	178	118	98	394	3
Small Cap Equity Fund	257	171	629	1,057	12
Small Cap Growth Fund	330	216	63	609	24
Small Cap Value Fund	162	105	59	326	27
U.S. Small Company Fund	—	—	9	9	—

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2019 was as follows (amounts in thousands):

Small Cap Blend Fund	$13
Small Cap Core Fund	22
Small Cap Equity Fund	516
Small Cap Growth Fund	83
Small Cap Value Fund	90
U.S. Small Company Fund	81

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2019, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

4. Investment Transactions

During the year ended June 30, 2019, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Small Cap Blend Fund	$313,489	$196,702
Small Cap Core Fund	375,606	241,397
Small Cap Equity Fund	1,425,384	2,047,280
Small Cap Growth Fund	1,970,258	1,440,483
Small Cap Value Fund	992,256	1,180,227
U.S. Small Company Fund	975,427	1,213,164

During the year ended June 30, 2019, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2019 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Small Cap Blend Fund	$346,214	$57,197	$17,493	$39,704
Small Cap Core Fund	461,508	64,606	24,152	40,454
Small Cap Equity Fund	4,623,882	2,003,356	161,164	1,842,192
Small Cap Growth Fund	2,735,686	696,777	160,369	536,408
Small Cap Value Fund	1,488,669	290,977	118,834	172,143
U.S. Small Company Fund	1,344,767	245,109	94,640	150,469

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of futures contracts, wash sale loss deferrals and non-taxable dividends.

The tax character of distributions paid during the year ended June 30, 2019 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Small Cap Blend Fund	$8,571	$50,655	$59,226
Small Cap Core Fund	6,092	18,104	24,196
Small Cap Equity Fund	36,602	374,705	411,307
Small Cap Growth Fund	53,918	194,078	247,996
Small Cap Value Fund	27,972	191,083	219,055
U.S. Small Company Fund	59,623	102,260	161,883

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2018 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Small Cap Blend Fund	$1,346	$20,060	$21,406
Small Cap Core Fund	3,556	17,269	20,825
Small Cap Equity Fund	125,515	224,115	349,630
Small Cap Growth Fund	563	111,200	111,763
Small Cap Value Fund	19,757	110,341	130,098
U.S. Small Company Fund	17,257	98,178	115,435

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

84	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

As of June 30, 2019, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Small Cap Blend Fund	$483	$11,863	$39,704
Small Cap Core Fund	1,211	16,579	40,454
Small Cap Equity Fund	13,386	201,208	1,842,192
Small Cap Growth Fund	7,005	166,088	536,408
Small Cap Value Fund	1,531	69,409	172,143
U.S. Small Company Fund	4,142	518	150,469

For the Funds, the cumulative timing differences primarily consist of mark to market of futures contracts, wash sale loss deferrals, non-taxable dividends, post-October capital loss deferrals and late year ordinary loss deferrals.

At June 30, 2019, the Funds did not have any capital loss carryforwards.

Late year ordinary losses incurred after December 31 as well as net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of Funds’ next taxable year. For the year ended June 30, 2019, the following Funds deferred to July 1, 2019 late year ordinary losses and post-October capital losses of (amounts in thousands):

	Net Capital Losses (Gains)
	Short-Term	Long-Term	Late Year Ordinary Loss Deferral
Small Cap Blend Fund	$1,287	$—	$—
Small Cap Core Fund	3,995	—	—
Small Cap Equity Fund	31,929	—	—
Small Cap Growth Fund	23,715	—	2,937
Small Cap Value Fund	55,298	—	—
U.S. Small Company Fund	58,563	(32,278)	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended June 30, 2019.

The Trusts, along with certain other trusts (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	85

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

The Funds did not utilize the Credit Facility during the year ended June 30, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2019, the Funds had individual shareholder and/or non-affiliated omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Small Cap Blend Fund	3	67.8%
Small Cap Core Fund	2	47.7
Small Cap Equity Fund	1	24.8
Small Cap Growth Fund	1	14.8
Small Cap Value Fund	1	14.6
U.S. Small Company Fund	2	32.7

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

As of June 30, 2019, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the following Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Small Cap Growth Fund	n/a	12.1%
Small Cap Value Fund	10.8%	20.9

Because the Funds may invest a significant portion of their assets in REITs, the Funds may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

8. Subscription in-kind

On April 3, 2019, certain shareholders purchased Class R6 Shares of U.S. Small Company Fund. The portfolio securities were received primarily by means of a subscription in-kind in exchange for shares of the Fund. Portfolio securities were transferred as detailed below (amounts in thousands):

Value	Type
$13,799	Subscription in-kind

9. New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) 2018-13 (“ASU 2018-13”) Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Funds’ net assets or results of operation.

In August 2018, the SEC adopted the Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Funds’ net assets or results of operation.

86	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and Shareholders of JPMorgan Small Cap Blend Fund, JPMorgan Small Cap Core Fund, JPMorgan Small Cap Equity Fund, JPMorgan Small Cap Growth Fund, JPMorgan Small Cap Value Fund and JPMorgan U.S. Small Company Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Small Cap Blend Fund, JPMorgan Small Cap Core Fund, JPMorgan Small Cap Equity Fund and JPMorgan U.S. Small Company Fund (four of the funds constituting JPMorgan Trust I) and JPMorgan Small Cap Growth Fund and JPMorgan Small Cap Value Fund (two of the funds constituting JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) as of June 30, 2019, the related statements of operations for the year ended June 30, 2019, the statements of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

August 23, 2019

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	87

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	134	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trusts since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	134	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	134	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, OCIO Board of State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	134	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	134	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	134	None

88	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	134	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors OCIO Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, Blue Star Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	134	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	134	None

Marilyn McCoy (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	134	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	134	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	134	Trustee, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	134	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	89

TRUSTEES

(Unaudited) (continued)

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Boards of Trustees serve currently includes eleven registered investment companies (134 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Boards that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Boards have concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

90	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019)* (formerly Assistant Secretary since 2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015; Associate, Willkie Farr & Gallagher (law firm) from 2007 to 2014.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (2016-2019); Associate, Seward & Kissel LLP (2011-2016).

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	91

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2019, and continued to hold your shares at the end of the reporting period, June 30, 2019.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Blend Fund
Class A
Actual	$1,000.00	$1,203.90	$6.72	1.23%
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class C
Actual	1,000.00	1,201.10	9.44	1.73
Hypothetical	1,000.00	1,016.22	8.65	1.73
Class I
Actual	1,000.00	1,205.60	5.36	0.98
Hypothetical	1,000.00	1,019.93	4.91	0.98
Class R6
Actual	1,000.00	1,207.30	4.05	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74

JPMorgan Small Cap Core Fund
Class A
Actual	1,000.00	1,161.50	6.59	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class C
Actual	1,000.00	1,158.70	9.26	1.73
Hypothetical	1,000.00	1,016.22	8.65	1.73
Class I
Actual	1,000.00	1,162.90	5.26	0.98
Hypothetical	1,000.00	1,019.93	4.91	0.98
Class R2
Actual	1,000.00	1,160.10	7.93	1.48
Hypothetical	1,000.00	1,017.46	7.40	1.48
Class R3
Actual	1,000.00	1,161.30	6.59	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23

92	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Core Fund (continued)
Class R4
Actual	$1,000.00	$1,162.80	$5.26	0.98%
Hypothetical	1,000.00	1,019.93	4.91	0.98
Class R5
Actual	1,000.00	1,164.20	4.24	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79
Class R6
Actual	1,000.00	1,164.20	3.92	0.73
Hypothetical	1,000.00	1,021.17	3.66	0.73

JPMorgan Small Cap Equity Fund
Class A
Actual	1,000.00	1,196.50	6.70	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class C
Actual	1,000.00	1,193.60	9.41	1.73
Hypothetical	1,000.00	1,016.22	8.65	1.73
Class I
Actual	1,000.00	1,197.70	5.34	0.98
Hypothetical	1,000.00	1,019.93	4.91	0.98
Class R2
Actual	1,000.00	1,194.90	8.05	1.48
Hypothetical	1,000.00	1,017.46	7.40	1.48
Class R3
Actual	1,000.00	1,196.30	6.70	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class R4
Actual	1,000.00	1,197.80	5.34	0.98
Hypothetical	1,000.00	1,019.93	4.91	0.98
Class R5
Actual	1,000.00	1,199.00	4.31	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79
Class R6
Actual	1,000.00	1,199.30	3.98	0.73
Hypothetical	1,000.00	1,021.17	3.66	0.73

JPMorgan Small Cap Growth Fund
Class A
Actual	1,000.00	1,266.80	6.97	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,263.90	9.77	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class I
Actual	1,000.00	1,269.20	5.57	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class L
Actual	1,000.00	1,269.20	4.73	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class R2
Actual	1,000.00	1,265.30	8.37	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Class R3
Actual	1,000.00	1,266.80	6.97	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	93

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Growth Fund (continued)
Class R4
Actual	$1,000.00	$1,268.70	$5.57	0.99%
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class R5
Actual	1,000.00	1,269.80	4.73	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class R6
Actual	1,000.00	1,270.70	4.17	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74

JPMorgan Small Cap Value Fund
Class A
Actual	1,000.00	1,110.40	6.44	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class C
Actual	1,000.00	1,107.70	9.04	1.73
Hypothetical	1,000.00	1,016.22	8.65	1.73
Class I
Actual	1,000.00	1,111.90	5.13	0.98
Hypothetical	1,000.00	1,019.93	4.91	0.98
Class R2
Actual	1,000.00	1,109.40	7.74	1.48
Hypothetical	1,000.00	1,017.46	7.40	1.48
Class R3
Actual	1,000.00	1,110.80	6.44	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class R4
Actual	1,000.00	1,111.60	5.13	0.98
Hypothetical	1,000.00	1,019.93	4.91	0.98
Class R5
Actual	1,000.00	1,112.60	4.35	0.83
Hypothetical	1,000.00	1,020.68	4.16	0.83
Class R6
Actual	1,000.00	1,113.50	3.88	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74

JPMorgan U.S. Small Company Fund
Class A
Actual	1,000.00	1,115.30	6.35	1.21
Hypothetical	1,000.00	1,018.79	6.06	1.21
Class C
Actual	1,000.00	1,113.10	9.01	1.72
Hypothetical	1,000.00	1,016.27	8.60	1.72
Class I
Actual	1,000.00	1,117.20	5.04	0.96
Hypothetical	1,000.00	1,020.03	4.81	0.96
Class L
Actual	1,000.00	1,118.10	4.25	0.81
Hypothetical	1,000.00	1,020.78	4.06	0.81
Class R2
Actual	1,000.00	1,114.40	7.71	1.47
Hypothetical	1,000.00	1,017.50	7.35	1.47
Class R3
Actual	1,000.00	1,116.00	6.35	1.21
Hypothetical	1,000.00	1,018.79	6.06	1.21

94	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Small Company Fund (continued)
Class R4
Actual	$1,000.00	$1,117.80	$5.09	0.97%
Hypothetical	1,000.00	1,019.98	4.86	0.97
Class R5
Actual	1,000.00	1,117.60	4.25	0.81
Hypothetical	1,000.00	1,020.78	4.06	0.81
Class R6
Actual	1,000.00	1,118.70	3.73	0.71
Hypothetical	1,000.00	1,021.27	3.56	0.71

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2019	J.P. MORGAN SMALL CAP FUNDS	95

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2019. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2019. The information necessary to complete your income tax returns for the calendar year ending December 31, 2019 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2019:

Dividends Received Deduction
JPMorgan Small Cap Blend Fund	28.09%
JPMorgan Small Cap Core Fund	49.63
JPMorgan Small Cap Equity Fund	100.00
JPMorgan Small Cap Growth Fund	19.05
JPMorgan Small Cap Value Fund	79.92
JPMorgan U.S. Small Company Fund	24.14

Long Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2019 (amounts in thousands):

Long-Term Capital Gain Distribution
JPMorgan Small Cap Blend Fund	$52,037
JPMorgan Small Cap Core Fund	18,104
JPMorgan Small Cap Equity Fund	374,705
JPMorgan Small Cap Growth Fund	218,147
JPMorgan Small Cap Value Fund	191,083
JPMorgan U.S. Small Company Fund	102,260

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2019 (amounts in thousands):

Qualified Dividend Income
JPMorgan Small Cap Blend Fund	$2,412
JPMorgan Small Cap Core Fund	3,372
JPMorgan Small Cap Equity Fund	36,602
JPMorgan Small Cap Growth Fund	10,156
JPMorgan Small Cap Value Fund	23,143
JPMorgan U.S. Small Company Fund	14,725

96	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2019

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. June 2019.	AN-SC-619

Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

June 30, 2019

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Value Advantage Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

July 31, 2019 (Unaudited)

Dear Shareholders,

Even as the pace of growth slowed, the global economic expansion continued and financial markets largely provided positive returns for the twelve months ended June 30, 2019. Central banks in the U.S. and elsewhere moved to support continued economic expansion in 2019, and low interest rates, growth in corporate profits and general investor optimism added further support to both equity and bond markets.

“We believe that a well-diversified portfolio and a patient outlook may best allow investors to benefit from market opportunities presented by the current economic backdrop.” — Andrea L. Lisher

The U.S. economy generally outpaced other developed market nations throughout the twelve month reporting period and the U.S. expansion became the longest on record by the end of June 2019. However, growth in U.S. gross domestic product (GDP) slowed significantly to 2.1% in the second quarter of 2019 from 3.1% in the first quarter. At the same time, the U.S. unemployment rate remained below 4% for all but one month of the reporting period.

After reaching record highs in August and September 2018, U.S. equity prices tumbled sharply in December amid investor concerns about slowing global growth, unresolved U.S.-China trade tensions and expectations for further interest rate increases by the U.S. Federal Reserve (the “Fed”). For the month of December, the S&P 500 Index fell by 9.03%.

By the end of 2018, the Fed indicated it would enact fewer-than-expected interest rate increases in 2019. In January 2019, financial markets began to stabilize and started a rebound that would push equity prices back to record highs at the end of April and again by mid-June. For the twelve month reporting period, the S&P 500 returned 10.42%.

In certain other developed economies, economic growth remained sluggish. The 19-nation euro area experienced a decline in GDP growth from 1.2% in the first quarter of 2019 to 1.1% in the second quarter of 2019. Notably, manufacturing data weakened in 2019. However, unemployment continued to fall throughout the reporting period and the 7.5% euro area jobless rate by the end June 2019 was the lowest since the 2008-09 financial crisis.

In response to slowing economic expansion, the potential for slowing job growth and declining consumer confidence, European Central Bank President Mario Draghi said the bank would loosen monetary policy in the absence of improvement in the economy of the European Union. Meanwhile, the Bank of England held interest rates steady as U.K. GDP growth rebounded to 1.8% in the first quarter of 2019 from 1.4% in the final quarter of 2018. Political uncertainty surrounding negotiations for U.K.’s exit from the European Union continued throughout the reporting period and the inability of Theresa May to win Parliamentary support for her proposed Brexit plan preceded her resignation as prime minister in June. For the twelve month reporting period, the MSCI EAFE Index returned 1.60%.

Following signs of slowing growth, China unveiled a range of policies intended to stimulate domestic demand, including tax cuts, infrastructure spending and measures to support bank lending. However, slowing global demand and an increase in U.S. tariffs on Chinese-made goods continued to weigh on the economy of China as well certain of its trading partners across Asia. During the second half of the reporting period, emerging markets largely benefitted investor appetite for higher yielding assets. While the MSCI Emerging Markets Index returned 1.61% for reporting period, the Bloomberg Barclays Emerging Markets Aggregate Index returned 10.95%.

Subsequent to the end of the reporting period, the Fed cut its benchmark interest rate for the first time in eleven years. The central bank cited slowing global growth and “muted inflation pressures” in its accompanying statement.

We believe that a well-diversified portfolio and a patient outlook may best allow investors to benefit from market opportunities presented by the current economic backdrop. We look forward to managing your investment needs for years to come. Thank you for entrusting J.P. Morgan Asset Management to manage assets on your behalf. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, J.P. Morgan Global Funds

J.P. Morgan Asset Management

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	1

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

Global equity prices rebounded from two sharp sell-offs and U.S. equity largely outperformed both developed and emerging markets equity during the reporting period.

Growth in corporate profits, low interest rates and the continued growth in the global economy bolstered financial markets throughout the reporting period. However, investor concerns about the direction of U.S. interest rates, rising trade tensions and signs of slowing economic activity in China and Europe helped fuel significant market downturns in late 2018 and again in May 2019.

Leading equity indexes plummeted in the second half of December 2018 amid slowing global economic growth, unresolved U.S.-China trade tensions and investor concerns over rising interest rates.

However, financial market volatility stabilized in January and U.S. equity prices rebounded over the next few months and returned to record high levels by April 2019. Global equity markets slumped in May 2019 and leading indexes in the U.S. and Asian developed markets, as well as emerging markets, dropped by more than 6%. However, global equity prices rebounded again in June.

Within U.S. equity, large cap and mid cap stocks generally outperformed small cap stocks and growth stocks continued to outperform value stocks. For the twelve month reporting period, the S&P 500 returned 10.42% and the Russell Mid Cap Index returned 7.83%.

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

JPMorgan Growth Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	9.63%
Russell 3000 Growth Index	10.60%

Net Assets as of 6/30/2019 (In Thousands)	$9,389,089

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the Russell 3000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2019. The Fund’s security selection in the technology and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the health care and producer durables sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in East West Bancorp, Electronic Arts Inc. and Evolent Health Inc. Shares of East West Bancorp, a provider of financial services, fell after the company reported lower-than-expected earnings and revenue for the first quarter of 2019 and amid investor concerns about U.S.-China trade tariffs. Shares of Electronic Arts, a maker of digital interactive games and entertainment, fell amid a drop in revenue from mobile gaming and lower-than-expected live services revenue. Shares of Evolent Health, a provider of health care delivery and payment services, fell amid investor concerns about the financial solvency of a key client and the company’s lower-than-expected forecast for 2019 earnings.

Leading individual contributors to relative performance included the Fund’s overweight positions in Exact Sciences Inc., Veeva Systems Inc. and Waste Connections Inc. Shares of Exact Sciences, a provider of cancer diagnostics, rose amid better-than-expected quarterly earnings and revenue and increased adoption of its leading product by health care providers. Shares of Veeva Systems, a provider of software and services to the life sciences industry, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2019 and raised its forecast for the full year 2019. Shares of Waste Connections, a provider of solid waste services that was not held in the Benchmark, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2019.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	6.9%
2.	Amazon.com, Inc.	5.7
3.	Alphabet, Inc., Class C	4.4
4.	Apple, Inc.	4.3
5.	Mastercard, Inc., Class A	2.7
6.	UnitedHealth Group, Inc.	2.6
7.	Visa, Inc., Class A	2.3
8.	Waste Connections, Inc.	2.2
9.	PayPal Holdings, Inc.	1.9
10.	Netflix, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	36.9%
Health Care	13.7
Consumer Discretionary	13.2
Industrials	11.0
Communication Services	9.5
Financials	6.5
Materials	2.8
Investment of cash collateral from securities loaned	2.0
Energy	1.3
Others (each less than 1.0%)	0.9
Short-Term Investments	2.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	October 29, 1999
With Sales Charge*		3.89%	12.24%	16.34%
Without Sales Charge		9.63	13.46	16.98
CLASS C SHARES	May 1, 2006
With CDSC**		8.06	12.89	16.38
Without CDSC		9.06	12.89	16.38
CLASS I SHARES	May 1, 2006	9.91	13.70	17.22
CLASS R2 SHARES	July 31, 2017	9.36	13.18	16.69
CLASS R3 SHARES	May 31, 2017	9.63	13.47	16.99
CLASS R4 SHARES	May 31, 2017	9.91	13.74	17.27
CLASS R5 SHARES	January 8, 2009	10.05	13.89	17.44
CLASS R6 SHARES	December 23, 2013	10.18	14.01	17.51

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares from January 8, 2009 to December 22, 2013 and Class I Shares prior to January 8, 2009. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	10.20%
Russell Midcap Index	7.83%

Net Assets as of 6/30/2019 (In Thousands)	$2,791,397

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell Midcap Index (the “Benchmark”) for the twelve months ended June 30, 2019. The Fund’s security selection in the materials & processing sector and in the health care sector was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and consumer staples sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Ball Corp., Paycom Software Inc. and Veeva Systems Inc. Shares of Ball, a packaging manufacturer, rose after the company reported better-than-expected revenue for the first quarter of 2019. Shares of Paycom Software, a provider of workforce management software, rose amid consistently better-than-expected earnings and revenue during the reporting period. Shares of Veeva Systems, a provider of software and services to the life sciences industry, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2019 and raised its forecast for the full year 2019.

Leading individual detractors from relative performance included the Fund’s overweight positions in EQT Corp., Mohawk Industries Inc. and Electronic Arts Inc. Shares of EQT, a natural gas production and transmission company, fell after the company forecast flat production and lower capital expenditures in 2019. Shares of Mohawk Industries, a maker of commercial and residential flooring, fell after the company reported lower-than-expected revenue for the first quarter of 2019. Shares of Electronic Arts, a video games and other interactive entertainment, fell amid a drop in revenue from mobile gaming and lower-than-expected live services revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models they deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Ball Corp.	1.4%
2.	Synopsys, Inc.	1.2
3.	AMETEK, Inc.	1.2
4.	Global Payments, Inc.	1.2
5.	Amphenol Corp., Class A	1.2
6.	CBRE Group, Inc., Class A	1.1
7.	Waste Connections, Inc.	1.1
8.	Hilton Worldwide Holdings, Inc.	1.1
9.	CMS Energy Corp.	1.1
10.	O’Reilly Automotive, Inc.	1.1

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	20.0%
Financials	13.6
Consumer Discretionary	12.5
Industrials	12.0
Health Care	10.9
Real Estate	7.2
Utilities	5.0
Materials	4.5
Energy	3.3
Investment of cash collateral from securities loaned	2.9
Communication Services	2.8
Consumer Staples	1.9
Short-Term Investments	3.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 2009
With Sales Charge*		4.14%	7.54%	14.18%
Without Sales Charge		9.92	8.71	14.79
CLASS C SHARES	November 2, 2009
With CDSC**		8.39	8.17	14.24
Without CDSC		9.39	8.17	14.24
CLASS I SHARES	January 1, 1997	10.20	9.06	15.16
CLASS R2 SHARES	March 14, 2014	9.66	8.44	14.64
CLASS R5 SHARES	March 14, 2014	10.37	9.18	15.23
CLASS R6 SHARES	March 14, 2014	10.48	9.25	15.27

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Class I Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares from November 2, 2009 to March 13, 2014 and Class I Shares prior to November 2, 2009. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Class I Shares.

Returns for Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of JPMorgan Mid Cap Equity Fund, the Russell Midcap Index, the Lipper Multi-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index are indices based on total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	15.73%
Russell Midcap Growth Index	13.94%

Net Assets as of 6/30/2019 (In Thousands)	$4,558,492

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell Midcap Growth Index (the “Benchmark”) for the twelve months ended June 30, 2019. The Fund’s security selection in the health care and producer durables sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the technology sector and its underweight position in the consumer staples sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Paycom Software Inc., Veeva Systems Inc. and Exact Sciences Inc. Shares of Paycom Software, a provider of workforce management software, rose amid consistently better-than-expected quarterly earnings and revenue during the reporting period. Shares of Veeva Systems, a provider of software and services to the life sciences industry, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2019 and raised its forecast for the full year 2019. Shares of Exact Sciences, a provider of cancer diagnostics, rose amid better-than-expected quarterly earnings and revenue and increased adoption of its leading product by health care providers.

Leading individual detractors from relative performance included the Fund’s overweight positions in Electronic Arts Inc., East West Bancorp and Red Rock Resorts Inc. Shares of Electronic Arts, a maker of digital interactive games and entertainment not held in the Benchmark, fell amid a drop in revenue from mobile gaming and lower-than-expected live services revenue. Shares of East West Bancorp, a provider of financial services, fell after the company reported lower-than-expected earnings and revenue for the first quarter of 2019 and amid investor concerns over U.S.-China trade tariffs. Shares of Red Rock Resorts, a casino and entertainment properties operator not held in the Benchmark, fell amid investor concerns about weaker-than-expected demand at the company’s Palms Casino Resort.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Global Payments, Inc.	2.3%
2.	Waste Connections, Inc.	2.2
3.	O’Reilly Automotive, Inc.	2.1
4.	Fiserv, Inc.	1.8
5.	Tractor Supply Co.	1.7
6.	Ball Corp.	1.7
7.	Advanced Micro Devices, Inc.	1.6
8.	Xilinx, Inc.	1.6
9.	Take-Two Interactive Software, Inc.	1.5
10.	Copart, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	33.3%
Industrials	16.4
Health Care	15.3
Consumer Discretionary	13.0
Financials	5.9
Materials	4.4
Investment of cash collateral from securities loaned	4.2
Communication Services	3.2
Real Estate	1.1
Others (each less than 1.0%)	0.8
Short-Term Investments	2.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge*		9.31%	9.29%	15.14%
Without Sales Charge		15.37	10.48	15.77
CLASS C SHARES	November 4, 1997
With CDSC**		13.78	9.92	15.18
Without CDSC		14.78	9.92	15.18
CLASS I SHARES	March 2, 1989	15.73	10.82	16.13
CLASS R2 SHARES	June 19, 2009	15.10	10.26	15.56
CLASS R3 SHARES	September 9, 2016	15.38	10.48	15.77
CLASS R4 SHARES	September 9, 2016	15.66	10.75	16.06
CLASS R5 SHARES	November 1, 2011	15.89	10.97	16.25
CLASS R6 SHARES	November 1, 2011	15.97	11.04	16.30

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R3, Class R4, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. Prior performance for Class R3 and Class R4 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Mid Cap Growth Fund, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	4.63%
Russell Midcap Value Index	3.68%

Net Assets as of 6/30/2019 (In Thousands)	$17,015,485

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the Russell Midcap Value Index (the “Benchmark”) for the twelve months ended June 30, 2019. The Fund’s security selection in the materials and energy sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and consumer staples sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Ball Corp., AutoZone Inc. and Williams Cos. Shares of Ball, a packaging manufacturer, rose after the company reported better-than-expected revenue for the first quarter of 2019. Shares of AutoZone, an automotive parts retailer, rose after the company reported better-than-expected earnings and sales for its fiscal third quarter. Shares of Williams, an operator of natural gas and petroleum pipelines and storage facilities, rose amid investor expectations for earnings growth and investor demand for stocks that pay relatively high dividends.

Leading individual detractors from relative performance included the Fund’s overweight positions in EQT Corp., Mohawk Industries Inc. and CommScope Holding Co. Shares of EQT, a natural gas production and transmission company, fell after the company forecast flat production and lower capital expenditures in 2019. Shares of Mohawk Industries, a maker of commercial and residential flooring, fell after the company reported lower-than-expected revenue for the first quarter of 2019. Shares of CommScope Holding, a communications infrastructure provider, fell after the company issued a weaker-than-expected earnings and revenue forecast for the second quarter of 2019.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	CMS Energy Corp.	2.1%
2.	WEC Energy Group, Inc.	2.1
3.	Xcel Energy, Inc.	2.1
4.	Loews Corp.	2.0
5.	M&T Bank Corp.	1.9
6.	Williams Cos., Inc. (The)	1.9
7.	Diamondback Energy, Inc.	1.6
8.	SunTrust Banks, Inc.	1.5
9.	T. Rowe Price Group, Inc.	1.5
10.	AutoZone, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Financials	21.7%
Real Estate	12.9
Consumer Discretionary	11.9
Utilities	10.1
Industrials	7.5
Health Care	6.5
Information Technology	6.5
Energy	5.8
Materials	4.6
Consumer Staples	3.8
Communication Services	2.5
Investment of cash collateral from securities loaned	2.1
Short-Term Investments	4.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
With Sales Charge*		(1.34)%	5.52%	13.23%
Without Sales Charge		4.12	6.66	13.84
CLASS C SHARES	April 30, 2001
With CDSC**		2.59	6.12	13.26
Without CDSC		3.59	6.12	13.26
CLASS I SHARES	October 31, 2001	4.38	6.93	14.12
CLASS L SHARES	November 13, 1997	4.63	7.18	14.40
CLASS R2 SHARES	November 3, 2008	3.86	6.39	13.54
CLASS R3 SHARES	September 9, 2016	4.12	6.66	13.84
CLASS R4 SHARES	September 9, 2016	4.38	6.92	14.12
CLASS R5 SHARES	September 9, 2016	4.52	7.13	14.37
CLASS R6 SHARES	September 9, 2016	4.63	7.18	14.40

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares.

Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower because Class R4 Shares have higher expenses than Class I Shares.

Returns for the Class R5 and R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Class L Shares. The actual returns for Class R6 Shares would have been similar to those shown because Class R6 Shares have similar expenses to Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Mid Cap Value Fund, the Russell Midcap Value Index, the Lipper Mid-Cap Value Funds Index and the Lipper Mid-Cap Core Funds Index from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Value Funds Index and the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index and the Lipper Mid-Cap Core Funds Index are indices based on total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

JPMorgan Value Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	7.44%
Russell 3000 Value Index	7.34%

Net Assets as of 6/30/2019 (In Thousands)	$10,825,760

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the Russell 3000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2019. The Fund’s security selection in the energy and materials sector was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer staples sector and its security selection and overweight position in the financials sector were leading detractors from relative performance.

Leading individual contributors to performance relative to the Benchmark included the Fund’s overweight positions in Ball Corp., AutoZone Inc. and Kinder Morgan Inc. Shares of Ball, a packaging manufacturer, rose after the company reported better-than-expected revenue for the first quarter of 2019. Shares of AutoZone, an automotive parts retailer, rose after the company reported better-than-expected earnings and sales for its fiscal third quarter. Shares of Kinder Morgan, a natural gas and petroleum pipelines and storage company, rose after the company increased its quarterly dividend by 25% in April 2019.

Leading individual detractors from relative performance included the Fund’s overweight positions in Nordstrom Inc., CommScope Holding Co. and Energizer Holdings Inc. Shares of Nordstrom, an apparel retail chain not held in the Benchmark, fell after the company reported lower-than-expected earnings and revenue and reduced its forecast for the full year 2019.

Shares of CommScope Holding, a communications infrastructure provider, fell after the company issued a weaker-than-expected earnings and revenue forecast for the second quarter of 2019. Shares of Energizer, a batteries and lighting manufacturer, fell after the company reported lower than expected sales for the first quarter of 2019.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in the portfolio managers’ view, significant levels of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	3.3%
2.	Pfizer, Inc.	2.7
3.	Wells Fargo & Co.	2.1
4.	Capital One Financial Corp.	2.1
5.	PNC Financial Services Group, Inc. (The)	1.9
6.	Loews Corp.	1.9
7.	Chevron Corp.	1.9
8.	Merck & Co., Inc.	1.7
9.	Delta Air Lines, Inc.	1.6
10.	M&T Bank Corp.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Financials	29.6%
Energy	9.2
Health Care	9.2
Consumer Discretionary	7.6
Real Estate	7.5
Industrials	6.5
Information Technology	6.0
Utilities	5.6
Communication Services	5.2
Consumer Staples	5.0
Materials	4.7
Investment of cash collateral from securities loaned	2.3
Short-Term Investments	1.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Value Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2005
With Sales Charge*		1.38%	5.83%	13.30%
Without Sales Charge		7.00	6.98	13.91
CLASS C SHARES	February 28, 2005
With CDSC**		5.48	6.45	13.35
Without CDSC		6.48	6.45	13.35
CLASS I SHARES	February 28, 2005	7.28	7.25	14.20
CLASS L SHARES	February 28, 2005	7.44	7.49	14.46
CLASS R2 SHARES	July 31, 2017	6.75	6.71	13.63
CLASS R3 SHARES	September 9, 2016	7.00	6.98	13.91
CLASS R4 SHARES	September 9, 2016	7.27	7.25	14.20
CLASS R5 SHARES	September 9, 2016	7.41	7.46	14.45
CLASS R6 SHARES	September 9, 2016	7.57	7.53	14.49

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for the Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns for Class R5 and Class R6 Shares would have been different to those shown because Class R5 and Class R6 Shares have different expenses to Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from June 30, 2009 to

June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.3%

Aerospace & Defense — 1.0%

Boeing Co. (The)	264	95,917

Automobiles — 0.2%

Tesla, Inc. * (a)	102	22,704

Banks — 1.6%

East West Bancorp, Inc.	1,600	74,827

First Republic Bank (a)	775	75,650

		150,477

Biotechnology — 2.9%

Exact Sciences Corp. * (a)	881	103,993

Exelixis, Inc. *	2,549	54,466

Intercept Pharmaceuticals, Inc. * (a)	179	14,227

Sage Therapeutics, Inc. * (a)	195	35,721

Vertex Pharmaceuticals, Inc. *	353	64,660

		273,067

Building Products — 1.7%

Fortune Brands Home & Security, Inc.	1,362	77,822

Lennox International, Inc. (a)	284	77,963

		155,785

Capital Markets — 4.0%

BlackRock, Inc.	149	70,020

Charles Schwab Corp. (The)	1,487	59,771

Nasdaq, Inc.	732	70,353

S&P Global, Inc. (a)	521	118,747

TD Ameritrade Holding Corp.	1,046	52,201

		371,092

Commercial Services & Supplies — 3.4%

Copart, Inc. *	1,384	103,470

Waste Connections, Inc.	2,234	213,559

		317,029

Communications Equipment — 0.6%

Arista Networks, Inc. *	224	58,194

Construction Materials — 0.8%

Vulcan Materials Co.	551	75,630

Containers & Packaging — 2.1%

Avery Dennison Corp.	776	89,803

Ball Corp.	1,482	103,697

		193,500

Electrical Equipment — 0.5%

AMETEK, Inc.	530	48,172

Electronic Equipment, Instruments & Components — 3.1%

Amphenol Corp., Class A	710	68,137

Corning, Inc.	2,011	66,835

Keysight Technologies, Inc. *	772	69,333

INVESTMENTS	SHARES (000)	VALUE ($000)

Electronic Equipment, Instruments & Components — continued

Zebra Technologies Corp., Class A * (a)	420	87,923

		292,228

Entertainment — 3.9%

Netflix, Inc. *	456	167,424

Spotify Technology SA *	571	83,492

Take-Two Interactive Software, Inc. *	1,056	119,859

		370,775

Health Care Equipment & Supplies — 1.7%

DexCom, Inc. *	472	70,665

Intuitive Surgical, Inc. * (a)	164	86,131

		156,796

Health Care Providers & Services — 3.9%

Acadia Healthcare Co., Inc. * (a)	1,285	44,907

Anthem, Inc.	278	78,426

UnitedHealth Group, Inc.	1,014	247,475

		370,808

Health Care Technology — 1.8%

Teladoc Health, Inc. *	1,408	93,512

Veeva Systems, Inc., Class A *	488	79,093

		172,605

Hotels, Restaurants & Leisure — 0.6%

Hilton Worldwide Holdings, Inc. (a)	562	54,953

Insurance — 1.1%

Progressive Corp. (The)	1,278	102,135

Interactive Media & Services — 5.3%

Alphabet, Inc., Class C *	395	427,289

Facebook, Inc., Class A *	383	73,861

		501,150

Internet & Direct Marketing Retail — 6.4%

Amazon.com, Inc. *	290	548,206

Wayfair, Inc., Class A * (a)	329	48,005

		596,211

IT Services — 9.8%

Booz Allen Hamilton Holding Corp.	545	36,097

Global Payments, Inc. (a)	951	152,332

GoDaddy, Inc., Class A *	890	62,398

Mastercard, Inc., Class A	996	263,366

PayPal Holdings, Inc. *	1,629	186,490

Visa, Inc., Class A	1,252	217,354

		918,037

Life Sciences Tools & Services — 2.1%

Illumina, Inc. *	272	100,247

Thermo Fisher Scientific, Inc.	331	97,120

		197,367

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Machinery — 2.7%

Nordson Corp. (a)	338	47,777

Oshkosh Corp.	522	43,540

Parker-Hannifin Corp.	399	67,800

Stanley Black & Decker, Inc.	656	94,821

		253,938

Media — 0.5%

New York Times Co. (The), Class A (a)	1,334	43,505

Oil, Gas & Consumable Fuels — 1.3%

Concho Resources, Inc.	585	60,309

EOG Resources, Inc.	667	62,147

		122,456

Pharmaceuticals — 1.6%

Catalent, Inc. * (a)	1,303	70,636

Jazz Pharmaceuticals plc *	484	68,970

TherapeuticsMD, Inc. *	5,525	14,364

		153,970

Professional Services — 0.8%

IHS Markit Ltd. *	1,110	70,755

Real Estate Management & Development — 0.9%

CBRE Group, Inc., Class A *	1,669	85,640

Road & Rail — 1.1%

Lyft, Inc., Class A *	702	46,148

Old Dominion Freight Line, Inc.	381	56,876

		103,024

Semiconductors & Semiconductor Equipment — 4.6%

Advanced Micro Devices, Inc. * (a)	2,563	77,832

Applied Materials, Inc.	1,463	65,712

Microchip Technology, Inc. (a)	407	35,322

NVIDIA Corp.	483	79,258

QUALCOMM, Inc.	1,201	91,383

Xilinx, Inc.	679	80,091

		429,598

Software — 15.4%

Autodesk, Inc. *	278	45,205

DocuSign, Inc. * (a)	744	36,989

Fair Isaac Corp. *	197	61,799

Intuit, Inc.	500	130,717

Microsoft Corp.	4,972	666,063

Palo Alto Networks, Inc. *	351	71,601

salesforce.com, Inc. * (a)	993	150,653

ServiceNow, Inc. *	421	115,704

Slack Technologies, Inc., Class A * (a)	776	29,092

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued

Splunk, Inc. *	575	72,269

Synopsys, Inc. *	543	69,867

		1,449,959

Specialty Retail — 5.5%

Home Depot, Inc. (The)	754	156,726

O’Reilly Automotive, Inc. *	240	88,637

Ross Stores, Inc.	1,659	164,430

Tractor Supply Co.	936	101,880

		511,673

Technology Hardware, Storage & Peripherals — 4.4%

Apple, Inc.	2,086	412,851

Textiles, Apparel & Luxury Goods — 0.9%

Lululemon Athletica, Inc. *	493	88,771

Trading Companies & Distributors — 0.1%

WW Grainger, Inc.	41	10,862

Total Common Stocks (Cost $5,395,304)		9,231,634

Short-Term Investments — 2.3%

Investment Companies — 2.3%

JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (b) (c) (Cost $214,330)	214,265	214,350

Investment of Cash Collateral from Securities Loaned — 2.1%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (b) (c)	157,015	157,046

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (b) (c)	36,180	36,180

Total Investment of Cash Collateral from Securities Loaned (Cost $193,211)		193,226

Total Investments — 102.7% (Cost $5,802,845)		9,639,210
Liabilities in Excess of Other Assets — (2.7)%		(250,121)

NET ASSETS — 100.0%		9,389,089

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at June 30, 2019. The total value of securities on loan at June 30, 2019 is approximately $189,162,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.8%

Aerospace & Defense — 0.6%

HEICO Corp., Class A	159	16,437

Auto Components — 0.6%

Aptiv plc	93	7,485

BorgWarner, Inc.	259	10,861

		18,346

Automobiles — 0.1%

Tesla, Inc. * (a)	9	2,101

Banks — 5.2%

Citizens Financial Group, Inc.	395	13,951

Comerica, Inc.	131	9,479

East West Bancorp, Inc.	251	11,747

Fifth Third Bancorp	712	19,866

First Republic Bank	256	24,950

Huntington Bancshares, Inc.	775	10,704

M&T Bank Corp.	159	27,082

SunTrust Banks, Inc.	350	21,978

Zions Bancorp NA	116	5,311

		145,068

Beverages — 0.8%

Constellation Brands, Inc., Class A	62	12,277

Keurig Dr Pepper, Inc. (a)	203	5,874

Molson Coors Brewing Co., Class B	98	5,515

		23,666

Biotechnology — 2.1%

Agios Pharmaceuticals, Inc. * (a)	81	4,060

Alnylam Pharmaceuticals, Inc. * (a)	64	4,629

BioMarin Pharmaceutical, Inc. *	50	4,291

Exact Sciences Corp. * (a)	171	20,161

Exelixis, Inc. *	408	8,723

Intercept Pharmaceuticals, Inc. *	54	4,329

Moderna, Inc. *	169	2,467

Sage Therapeutics, Inc. * (a)	53	9,759

		58,419

Building Products — 1.4%

Fortune Brands Home & Security, Inc.	424	24,244

Lennox International, Inc.	52	14,312

		38,556

Capital Markets — 4.2%

Ameriprise Financial, Inc.	110	15,908

Invesco Ltd.	266	5,443

MSCI, Inc.	52	12,371

Nasdaq, Inc.	117	11,233

Northern Trust Corp.	156	14,001

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — continued

Raymond James Financial, Inc.	152	12,826

S&P Global, Inc.	61	13,986

T. Rowe Price Group, Inc.	191	20,960

TD Ameritrade Holding Corp.	229	11,447

		118,175

Chemicals — 0.5%

Sherwin-Williams Co. (The)	29	13,208

Commercial Services & Supplies — 1.9%

Copart, Inc. *	285	21,293

Waste Connections, Inc.	334	31,924

		53,217

Communications Equipment — 0.7%

Arista Networks, Inc. * (a)	57	14,744

CommScope Holding Co., Inc. *	258	4,052

		18,796

Construction Materials — 1.2%

Martin Marietta Materials, Inc.	52	11,917

Vulcan Materials Co.	150	20,569

		32,486

Consumer Finance — 0.2%

Ally Financial, Inc.	165	5,106

Containers & Packaging — 3.0%

Avery Dennison Corp.	163	18,821

Ball Corp.	593	41,479

Silgan Holdings, Inc.	470	14,381

Westrock Co.	268	9,756

		84,437

Distributors — 0.3%

Genuine Parts Co.	88	9,124

Diversified Consumer Services — 0.6%

Bright Horizons Family Solutions, Inc. *	109	16,369

Electric Utilities — 1.8%

Edison International	94	6,318

Evergy, Inc.	226	13,596

Xcel Energy, Inc.	503	29,897

		49,811

Electrical Equipment — 2.0%

Acuity Brands, Inc.	91	12,546

AMETEK, Inc.	375	34,094

Hubbell, Inc.	62	8,144

		54,784

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electronic Equipment, Instruments & Components — 4.7%

Amphenol Corp., Class A	353	33,877

Arrow Electronics, Inc. *	213	15,191

CDW Corp.	172	19,138

Corning, Inc.	299	9,919

FLIR Systems, Inc.	163	8,808

Keysight Technologies, Inc. *	311	27,927

Zebra Technologies Corp., Class A *	83	17,471

		132,331

Entertainment — 1.4%

Spotify Technology SA * (a)	112	16,435

Take-Two Interactive Software, Inc. *	189	21,480

		37,915

Equity Real Estate Investment Trusts (REITs) — 6.1%

American Campus Communities, Inc.	168	7,762

American Homes 4 Rent, Class A	348	8,462

AvalonBay Communities, Inc.	92	18,656

Boston Properties, Inc.	131	16,935

Brixmor Property Group, Inc.	627	11,211

Essex Property Trust, Inc.	38	11,131

Federal Realty Investment Trust	112	14,473

JBG SMITH Properties	149	5,866

Kimco Realty Corp.	498	9,204

Outfront Media, Inc.	409	10,539

Rayonier, Inc.	347	10,527

Regency Centers Corp.	128	8,514

Ventas, Inc.	108	7,408

Vornado Realty Trust	228	14,624

Weyerhaeuser Co.	311	8,196

WP Carey, Inc.	76	6,203

		169,711

Food & Staples Retailing — 0.3%

Kroger Co. (The)	345	7,493

Food Products — 0.4%

Post Holdings, Inc. *	113	11,750

Gas Utilities — 0.5%

National Fuel Gas Co.	256	13,503

Health Care Equipment & Supplies — 2.2%

DexCom, Inc. *	97	14,579

Insulet Corp. * (a)	107	12,786

ResMed, Inc.	137	16,682

Zimmer Biomet Holdings, Inc.	144	16,957

		61,004

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — 4.1%

Acadia Healthcare Co., Inc. * (a)	197	6,885

AmerisourceBergen Corp.	185	15,767

Centene Corp. *	236	12,351

Cigna Corp.	79	12,488

Covetrus, Inc. *	43	1,053

Henry Schein, Inc. *	150	10,463

Humana, Inc.	23	6,202

Laboratory Corp. of America Holdings *	93	16,054

Universal Health Services, Inc., Class B	109	14,151

WellCare Health Plans, Inc. *	64	18,159

		113,573

Health Care Technology — 1.2%

Teladoc Health, Inc. *	235	15,606

Veeva Systems, Inc., Class A *	117	18,935

		34,541

Hotels, Restaurants & Leisure — 1.4%

Hilton Worldwide Holdings, Inc.	319	31,207

Red Rock Resorts, Inc., Class A (a)	347	7,449

		38,656

Household Durables — 1.2%

Mohawk Industries, Inc. *	113	16,661

Newell Brands, Inc.	288	4,437

NVR, Inc. *	3	11,526

		32,624

Household Products — 0.3%

Energizer Holdings, Inc.	191	7,363

Industrial Conglomerates — 0.3%

Carlisle Cos., Inc.	61	8,600

Insurance — 4.4%

Alleghany Corp. *	14	9,335

Hartford Financial Services Group, Inc. (The)	356	19,823

Lincoln National Corp.	158	10,155

Loews Corp.	518	28,327

Marsh & McLennan Cos., Inc.	126	12,545

Principal Financial Group, Inc.	60	3,501

Progressive Corp. (The)	322	25,768

Unum Group	102	3,427

WR Berkley Corp.	151	9,971

		122,852

Internet & Direct Marketing Retail — 1.1%

Expedia Group, Inc.	153	20,330

Wayfair, Inc., Class A * (a)	70	10,264

		30,594

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

IT Services — 5.7%

Booz Allen Hamilton Holding Corp.	305	20,187

Fiserv, Inc. * (a)	294	26,774

Gartner, Inc. *	71	11,427

Global Payments, Inc. (a)	212	34,011

GoDaddy, Inc., Class A *	198	13,904

Jack Henry & Associates, Inc.	88	11,782

Okta, Inc. *	97	12,030

Shopify, Inc., Class A (Canada) *	39	11,556

Square, Inc., Class A *	119	8,624

Worldpay, Inc., Class A *	68	8,296

		158,591

Life Sciences Tools & Services — 0.4%

Illumina, Inc. *	29	10,669

Machinery — 3.6%

IDEX Corp.	86	14,860

Ingersoll-Rand plc	148	18,773

Middleby Corp. (The) *	91	12,389

Nordson Corp.	71	10,061

Oshkosh Corp.	79	6,554

Parker-Hannifin Corp. (a)	53	8,977

Snap-on, Inc.	90	14,959

Stanley Black & Decker, Inc.	105	15,242

		101,815

Media — 1.6%

CBS Corp. (Non-Voting), Class B	165	8,224

DISH Network Corp., Class A *	257	9,869

Liberty Broadband Corp., Class C *	65	6,726

Liberty Media Corp.-Liberty SiriusXM, Class C *	266	10,121

New York Times Co. (The), Class A (a)	265	8,631

		43,571

Multiline Retail — 0.7%

Kohl’s Corp.	228	10,825

Nordstrom, Inc. (a)	238	7,592

		18,417

Multi-Utilities — 2.9%

CMS Energy Corp.	525	30,393

Sempra Energy	149	20,445

WEC Energy Group, Inc.	361	30,105

		80,943

Oil, Gas & Consumable Fuels — 3.4%

Cabot Oil & Gas Corp.	461	10,575

Concho Resources, Inc.	115	11,886

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

Diamondback Energy, Inc.	207	22,595

EQT Corp.	387	6,113

Equitrans Midstream Corp.	357	7,036

PBF Energy, Inc., Class A	300	9,386

Williams Cos., Inc. (The)	959	26,877

		94,468

Personal Products — 0.2%

Coty, Inc., Class A (a)	381	5,099

Pharmaceuticals — 1.3%

Catalent, Inc. * (a)	233	12,647

Elanco Animal Health, Inc. *	289	9,765

Jazz Pharmaceuticals plc *	106	15,140

		37,552

Professional Services — 1.5%

CoStar Group, Inc. *	16	9,087

IHS Markit Ltd. *	262	16,663

Verisk Analytics, Inc. (a)	117	17,106

		42,856

Real Estate Management & Development — 1.3%

CBRE Group, Inc., Class A *	642	32,941

Cushman & Wakefield plc * (a)	233	4,164

		37,105

Road & Rail — 0.6%

Lyft, Inc., Class A *	110	7,228

Old Dominion Freight Line, Inc. (a)	68	10,135

		17,363

Semiconductors & Semiconductor Equipment — 3.3%

Advanced Micro Devices, Inc. * (a)	757	22,999

Analog Devices, Inc.	55	6,244

Lam Research Corp.	100	18,746

Marvell Technology Group Ltd. (a)	565	13,487

Microchip Technology, Inc. (a)	99	8,575

Xilinx, Inc.	194	22,818

		92,869

Software — 6.2%

Autodesk, Inc. *	58	9,448

Crowdstrike Holdings, Inc., Class A *	67	4,541

DocuSign, Inc. * (a)	122	6,055

Fair Isaac Corp. *	38	12,027

Intuit, Inc.	56	14,582

Palo Alto Networks, Inc. *	88	17,964

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Software — continued

Paycom Software, Inc. * (a)	70	15,893

Proofpoint, Inc. * (a)	114	13,673

ServiceNow, Inc. *	50	13,838

Slack Technologies, Inc., Class A *	122	4,583

Splunk, Inc. *	139	17,504

Synopsys, Inc. *	266	34,246

Trade Desk, Inc. (The), Class A * (a)	45	10,159

		174,513

Specialty Retail — 5.4%

American Eagle Outfitters, Inc.	247	4,176

AutoZone, Inc. *	19	20,935

Best Buy Co., Inc.	189	13,189

Gap, Inc. (The)	497	8,934

National Vision Holdings, Inc. * (a)	261	8,033

O’Reilly Automotive, Inc. *	82	30,358

Ross Stores, Inc.	214	21,232

Tiffany & Co. (a)	135	12,662

Tractor Supply Co.	225	24,437

Ulta Beauty, Inc. *	23	7,874

		151,830

Textiles, Apparel & Luxury Goods — 1.5%

Lululemon Athletica, Inc. *	109	19,715

PVH Corp.	119	11,294

Ralph Lauren Corp.	95	10,845

		41,854

Trading Companies & Distributors — 0.4%

MSC Industrial Direct Co., Inc., Class A	129	9,598

WW Grainger, Inc.	9	2,280

		11,878

Total Common Stocks (Cost $1,781,480)		2,702,009

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 3.5%

Investment Companies — 3.5%

JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (b) (c) (Cost $97,773)	97,743	97,782

Investment of Cash Collateral from Securities Loaned — 3.0%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (b) (c)	69,009	69,023

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (b) (c)	15,260	15,260

Total Investment of Cash Collateral from Securities Loaned (Cost $84,278)		84,283

Total Investments — 103.3% (Cost $1,963,531)		2,884,074
Liabilities in Excess of Other Assets — (3.3)%		(92,677)

NET ASSETS — 100.0%		2,791,397

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at June 30, 2019. The total value of securities on loan at June 30, 2019 is approximately $82,780,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.8%

Aerospace & Defense — 1.2%

HEICO Corp., Class A	522	54,009

Auto Components — 0.5%

Aptiv plc	302	24,395

Automobiles — 0.1%

Tesla, Inc. * (a)	31	6,927

Banks — 1.7%

East West Bancorp, Inc.	825	38,602

First Republic Bank	403	39,382

		77,984

Biotechnology — 4.2%

Agios Pharmaceuticals, Inc. * (a)	268	13,388

Alnylam Pharmaceuticals, Inc. * (a)	210	15,245

BioMarin Pharmaceutical, Inc. *	165	14,150

Exact Sciences Corp. * (a)	561	66,208

Exelixis, Inc. *	1,331	28,435

Intercept Pharmaceuticals, Inc. * (a)	179	14,264

Moderna, Inc. * (a)	557	8,156

Sage Therapeutics, Inc. * (a)	175	32,114

		191,960

Building Products — 2.0%

Fortune Brands Home & Security, Inc.	759	43,356

Lennox International, Inc.	170	46,704

		90,060

Capital Markets — 3.5%

MSCI, Inc.	170	40,642

Nasdaq, Inc.	384	36,900

S&P Global, Inc.	199	45,360

TD Ameritrade Holding Corp.	754	37,622

		160,524

Commercial Services & Supplies — 3.8%

Copart, Inc. *	936	69,934

Waste Connections, Inc.	1,086	103,789

		173,723

Communications Equipment — 1.1%

Arista Networks, Inc. * (a)	186	48,398

Construction Materials — 1.5%

Vulcan Materials Co.	488	67,071

Containers & Packaging — 3.1%

Avery Dennison Corp. (a)	534	61,808

Ball Corp. (a)	1,143	79,995

		141,803

INVESTMENTS	SHARES (000)	VALUE ($000)

Diversified Consumer Services — 1.2%

Bright Horizons Family Solutions, Inc. *	356	53,755

Electrical Equipment — 1.4%

AMETEK, Inc.	700	63,615

Electronic Equipment, Instruments & Components — 5.4%

Amphenol Corp., Class A	672	64,494

Corning, Inc.	981	32,609

FLIR Systems, Inc.	535	28,954

Keysight Technologies, Inc. *	708	63,550

Zebra Technologies Corp., Class A *	274	57,379

		246,986

Entertainment — 2.7%

Spotify Technology SA * (a)	369	53,970

Take-Two Interactive Software, Inc. *	621	70,536

		124,506

Health Care Equipment & Supplies — 3.2%

DexCom, Inc. *	320	47,904

Insulet Corp. * (a)	352	42,022

ResMed, Inc.	449	54,803

		144,729

Health Care Providers & Services — 2.7%

Acadia Healthcare Co., Inc. * (a)	648	22,656

Centene Corp. *	774	40,583

WellCare Health Plans, Inc. *	209	59,608

		122,847

Health Care Technology — 2.5%

Teladoc Health, Inc. *	772	51,269

Veeva Systems, Inc., Class A *	384	62,194

		113,463

Hotels, Restaurants & Leisure — 1.9%

Hilton Worldwide Holdings, Inc.	624	61,014

Red Rock Resorts, Inc., Class A (a)	1,141	24,504

		85,518

Household Durables — 0.8%

NVR, Inc. *	11	38,084

Insurance — 0.9%

Progressive Corp. (The)	513	40,972

Internet & Direct Marketing Retail — 0.7%

Wayfair, Inc., Class A * (a)	231	33,744

IT Services — 10.6%

Booz Allen Hamilton Holding Corp.	1,001	66,303

Fiserv, Inc. * (a)	965	87,924

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

IT Services — continued

Gartner, Inc. *	233	37,576

Global Payments, Inc.	697	111,674

GoDaddy, Inc., Class A *	651	45,689

Okta, Inc. * (a)	320	39,523

Shopify, Inc., Class A (Canada) *	127	37,999

Square, Inc., Class A *	391	28,345

Worldpay, Inc., Class A *	221	27,027

		482,060

Life Sciences Tools & Services — 0.8%

Illumina, Inc. *	95	35,076

Machinery — 4.3%

Ingersoll-Rand plc	487	61,638

Nordson Corp.	234	33,066

Oshkosh Corp.	256	21,365

Parker-Hannifin Corp. (a)	172	29,259

Stanley Black & Decker, Inc.	346	50,064

		195,392

Media — 0.6%

New York Times Co. (The), Class A (a)	870	28,379

Oil, Gas & Consumable Fuels — 0.9%

Concho Resources, Inc.	379	39,056

Pharmaceuticals — 2.7%

Catalent, Inc. *	753	40,804

Elanco Animal Health, Inc. *	950	32,100

Jazz Pharmaceuticals plc * (a)	349	49,720

		122,624

Professional Services — 3.1%

CoStar Group, Inc. *	54	29,864

IHS Markit Ltd. *	859	54,735

Verisk Analytics, Inc. (a)	384	56,182

		140,781

Real Estate Management & Development — 1.2%

CBRE Group, Inc., Class A *	1,032	52,938

Road & Rail — 1.2%

Lyft, Inc., Class A *	362	23,781

Old Dominion Freight Line, Inc.	222	33,061

		56,842

Semiconductors & Semiconductor Equipment — 6.2%

Advanced Micro Devices, Inc. * (a)	2,487	75,524

Lam Research Corp.	328	61,591

Marvell Technology Group Ltd.	1,857	44,318

INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — continued

Microchip Technology, Inc. (a)	322	27,944

Xilinx, Inc.	635	74,926

		284,303

Software — 11.6%

Autodesk, Inc. *	189	30,821

Crowdstrike Holdings, Inc., Class A * (a)	219	14,955

DocuSign, Inc. * (a)	401	19,929

Fair Isaac Corp. *	126	39,504

Intuit, Inc.	183	47,876

Palo Alto Networks, Inc. *	290	59,012

Paycom Software, Inc. * (a)	230	52,236

Proofpoint, Inc. *	374	44,913

ServiceNow, Inc. *	164	45,105

Slack Technologies, Inc., Class A *	403	15,105

Splunk, Inc. *	457	57,472

Synopsys, Inc. *	528	67,884

Trade Desk, Inc. (The), Class A * (a)	147	33,370

		528,182

Specialty Retail — 6.9%

American Eagle Outfitters, Inc. (a)	814	13,762

National Vision Holdings, Inc. * (a)	860	26,412

O’Reilly Automotive, Inc. *	270	99,703

Ross Stores, Inc.	699	69,264

Tractor Supply Co.	738	80,251

Ulta Beauty, Inc. * (a)	75	25,866

		315,258

Textiles, Apparel & Luxury Goods — 1.4%

Lululemon Athletica, Inc. *	359	64,731

Trading Companies & Distributors — 0.2%

WW Grainger, Inc.	28	7,484

Total Common Stocks (Cost $3,119,960)		4,458,179

Short-Term Investments — 2.5%

Investment Companies — 2.5%

JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (b) (c) (Cost $113,754)	113,720	113,766

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment of Cash Collateral from Securities Loaned — 4.3%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (b) (c)	168,032	168,065

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (b) (c)	30,123	30,123

Total Investment of Cash Collateral from Securities Loaned (Cost $198,175)		198,188

Total Investments — 104.6% (Cost $3,431,889)		4,770,133
Liabilities in Excess of Other Assets — (4.6)%		(211,641)

NET ASSETS — 100.0%		4,558,492

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at June 30, 2019. The total value of securities on loan at June 30, 2019 is approximately $194,911,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 95.5%

Auto Components — 0.8%

BorgWarner, Inc.	3,136	131,652

Banks — 8.6%

Citizens Financial Group, Inc.	4,781	169,057

Comerica, Inc.	1,583	114,957

Fifth Third Bancorp	8,625	240,632

First Republic Bank	1,610	157,175

Huntington Bancshares, Inc.	9,389	129,755

M&T Bank Corp.	1,928	327,947

SunTrust Banks, Inc.	4,235	266,195

Zions Bancorp NA	1,403	64,503

		1,470,221

Beverages — 1.6%

Constellation Brands, Inc., Class A	756	148,809

Keurig Dr Pepper, Inc. (a)	2,467	71,304

Molson Coors Brewing Co., Class B	1,073	60,078

		280,191

Building Products — 0.8%

Fortune Brands Home & Security, Inc.	2,345	133,944

Capital Markets — 4.9%

Ameriprise Financial, Inc.	1,328	192,728

Invesco Ltd.	3,230	66,092

Northern Trust Corp.	1,885	169,662

Raymond James Financial, Inc.	1,838	155,433

T. Rowe Price Group, Inc.	2,352	258,064

		841,979

Chemicals — 0.9%

Sherwin-Williams Co. (The)	349	160,082

Communications Equipment — 0.3%

CommScope Holding Co., Inc. *	3,132	49,267

Construction Materials — 0.8%

Martin Marietta Materials, Inc. (a)	628	144,447

Consumer Finance — 0.4%

Ally Financial, Inc.	2,001	62,018

Containers & Packaging — 2.9%

Ball Corp.	2,963	207,356

Silgan Holdings, Inc.	5,695	174,260

Westrock Co. (a)	3,243	118,286

		499,902

Distributors — 0.7%

Genuine Parts Co. (a)	1,068	110,647

INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — 3.5%

Edison International (a)	1,138	76,691

Evergy, Inc.	2,739	164,757

Xcel Energy, Inc. (a)	6,085	362,024

		603,472

Electrical Equipment — 2.5%

Acuity Brands, Inc.	1,102	152,044

AMETEK, Inc.	1,964	178,451

Hubbell, Inc.	758	98,789

		429,284

Electronic Equipment, Instruments & Components — 4.1%

Amphenol Corp., Class A	1,799	172,577

Arrow Electronics, Inc. *	2,583	184,059

CDW Corp.	2,088	231,810

Keysight Technologies, Inc. *	1,159	104,083

		692,529

Equity Real Estate Investment Trusts (REITs) — 11.7%

American Campus Communities, Inc.	2,040	94,154

American Homes 4 Rent, Class A	4,222	102,630

AvalonBay Communities, Inc.	1,112	225,993

Boston Properties, Inc.	1,590	205,162

Brixmor Property Group, Inc.	7,600	135,887

Essex Property Trust, Inc.	462	134,935

Federal Realty Investment Trust	1,362	175,371

JBG SMITH Properties	1,810	71,213

Kimco Realty Corp.	6,039	111,606

Outfront Media, Inc.	5,043	130,055

Rayonier, Inc. (a)	4,212	127,619

Regency Centers Corp.	1,547	103,257

Ventas, Inc.	1,315	89,861

Vornado Realty Trust	2,764	177,196

Weyerhaeuser Co.	3,774	99,408

		1,984,347

Food & Staples Retailing — 0.5%

Kroger Co. (The)	4,187	90,909

Food Products — 0.8%

Post Holdings, Inc. *	1,370	142,411

Gas Utilities — 1.0%

National Fuel Gas Co. (a)	3,102	163,624

Health Care Equipment & Supplies — 1.2%

Zimmer Biomet Holdings, Inc. (a)	1,745	205,425

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Providers & Services — 5.4%

AmerisourceBergen Corp.	2,241	191,028

Cigna Corp.	961	151,343

Covetrus, Inc. * (a)	530	12,971

Henry Schein, Inc. *	1,815	126,841

Humana, Inc.	284	75,271

Laboratory Corp. of America Holdings *	1,125	194,501

Universal Health Services, Inc., Class B	1,315	171,475

		923,430

Hotels, Restaurants & Leisure — 0.9%

Hilton Worldwide Holdings, Inc.	1,566	153,060

Household Durables — 1.5%

Mohawk Industries, Inc. * (a)	1,369	201,842

Newell Brands, Inc. (a)	3,497	53,919

		255,761

Household Products — 0.5%

Energizer Holdings, Inc. (a)	2,312	89,333

Industrial Conglomerates — 0.6%

Carlisle Cos., Inc.	743	104,295

Insurance — 7.9%

Alleghany Corp. *	166	113,149

Hartford Financial Services Group, Inc. (The)	4,309	240,115

Lincoln National Corp. (a)	1,910	123,118

Loews Corp.	6,274	343,026

Marsh & McLennan Cos., Inc.	1,524	152,046

Principal Financial Group, Inc. (a)	735	42,599

Progressive Corp. (The)	2,016	161,161

Unum Group	1,243	41,690

WR Berkley Corp.	1,834	120,896

		1,337,800

Internet & Direct Marketing Retail — 1.4%

Expedia Group, Inc. (a)	1,851	246,252

IT Services — 0.8%

Jack Henry & Associates, Inc. (a)	1,066	142,802

Machinery — 3.0%

IDEX Corp.	1,046	180,058

Middleby Corp. (The) *	1,107	150,156

Snap-on, Inc.	1,094	181,256

		511,470

Media — 2.5%

CBS Corp. (Non-Voting), Class B	1,999	99,754

DISH Network Corp., Class A *	3,115	119,648

INVESTMENTS	SHARES (000)	VALUE ($000)

Media — continued

Liberty Broadband Corp., Class C *	783	81,622

Liberty Media Corp.-Liberty SiriusXM, Class C *	3,231	122,704

		423,728

Mortgage Real Estate Investment Trusts (REITs) — 0.3%

Starwood Property Trust, Inc. (a)	2,257	51,273

Multiline Retail — 1.3%

Kohl’s Corp.	2,760	131,224

Nordstrom, Inc. (a)	2,891	92,105

		223,329

Multi-Utilities — 5.8%

CMS Energy Corp. (a)	6,355	368,020

Sempra Energy	1,802	247,641

WEC Energy Group, Inc. (a)	4,373	364,543

		980,204

Oil, Gas & Consumable Fuels — 5.9%

Cabot Oil & Gas Corp.	5,583	128,197

Diamondback Energy, Inc.	2,511	273,658

EQT Corp. (a)	4,695	74,221

Equitrans Midstream Corp.	4,331	85,369

PBF Energy, Inc., Class A	3,636	113,820

Williams Cos., Inc. (The)	11,608	325,474

		1,000,739

Personal Products — 0.4%

Coty, Inc., Class A (a)	4,622	61,932

Real Estate Management & Development — 1.5%

CBRE Group, Inc., Class A *	3,974	203,864

Cushman & Wakefield plc * (a)	2,831	50,621

		254,485

Semiconductors & Semiconductor Equipment — 0.5%

Analog Devices, Inc.	680	76,727

Software — 1.0%

Synopsys, Inc. *	1,278	164,420

Specialty Retail — 4.0%

AutoZone, Inc. *	231	253,539

Best Buy Co., Inc.	2,292	159,841

Gap, Inc. (The) (a)	6,029	108,337

Tiffany & Co. (a)	1,639	153,457

		675,174

Textiles, Apparel & Luxury Goods — 1.6%

PVH Corp.	1,446	136,896

Ralph Lauren Corp. (a)	1,157	131,473

		268,369

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Trading Companies & Distributors — 0.7%

MSC Industrial Direct Co., Inc., Class A	1,567	116,378

Total Common Stocks (Cost $10,157,428)		16,257,312

Short-Term Investments — 4.2%

Investment Companies — 4.2%

JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (b) (c) (Cost $715,220)	715,003	715,289

Investment of Cash Collateral from Securities Loaned — 2.1%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (b) (c)	296,001	296,060

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (b) (c)	58,776	58,776

Total Investment of Cash Collateral from Securities Loaned (Cost $354,811)		354,836

Total Investments — 101.8% (Cost $11,227,459)		17,327,437
Liabilities in Excess of Other Assets — (1.8)%		(311,952)

NET ASSETS — 100.0%		17,015,485

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at June 30, 2019. The total value of securities on loan at June 30, 2019 is approximately $349,843,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.4%

Aerospace & Defense — 0.9%

United Technologies Corp.	777	101,122

Airlines — 1.9%

Delta Air Lines, Inc.	3,074	174,477

Southwest Airlines Co.	694	35,251

		209,728

Banks — 14.6%

Bank of America Corp.	12,580	364,826

Citigroup, Inc.	1,956	137,009

Citizens Financial Group, Inc.	3,189	112,767

Fifth Third Bancorp	1,979	55,221

First Republic Bank	524	51,136

M&T Bank Corp.	1,017	172,930

PNC Financial Services Group, Inc. (The)	1,544	211,998

SunTrust Banks, Inc.	2,065	129,802

US Bancorp	2,093	109,652

Wells Fargo & Co.	4,980	235,669

		1,581,010

Beverages — 0.8%

Keurig Dr Pepper, Inc. (a)	1,657	47,892

Molson Coors Brewing Co., Class B	632	35,379

		83,271

Capital Markets — 4.4%

Charles Schwab Corp. (The)	2,387	95,950

Invesco Ltd. (a)	2,191	44,833

Morgan Stanley	3,076	134,756

Northern Trust Corp. (a)	717	64,562

T. Rowe Price Group, Inc.	1,280	140,422

		480,523

Chemicals — 0.2%

AdvanSix, Inc. *	862	21,063

Communications Equipment — 1.6%

Cisco Systems, Inc.	2,370	129,688

CommScope Holding Co., Inc. *	2,919	45,914

		175,602

Construction Materials — 1.5%

Martin Marietta Materials, Inc. (a)	687	158,172

Consumer Finance — 3.2%

American Express Co.	907	111,948

Capital One Financial Corp.	2,576	233,745

		345,693

INVESTMENTS	SHARES (000)	VALUE ($000)

Containers & Packaging — 3.2%

Ball Corp.	1,931	135,169

Graphic Packaging Holding Co. (a)	4,870	68,089

Packaging Corp. of America	759	72,329

Westrock Co.	1,911	69,697

		345,284

Distributors — 0.4%

Genuine Parts Co. (a)	385	39,873

Diversified Telecommunication Services — 1.5%

Verizon Communications, Inc.	2,831	161,745

Electric Utilities — 5.4%

American Electric Power Co., Inc.	1,662	146,292

Duke Energy Corp. (a)	669	59,022

Edison International (a)	571	38,458

Eversource Energy (a)	829	62,836

NextEra Energy, Inc.	616	126,192

Xcel Energy, Inc.	2,496	148,502

		581,302

Electronic Equipment, Instruments & Components — 0.9%

Arrow Electronics, Inc. * (a)	1,333	94,975

Equity Real Estate Investment Trusts (REITs) — 6.7%

American Homes 4 Rent, Class A	2,382	57,913

Brixmor Property Group, Inc.	4,414	78,914

EastGroup Properties, Inc.	428	49,662

Federal Realty Investment Trust	471	60,672

Kimco Realty Corp. (a)	3,738	69,077

Mid-America Apartment Communities, Inc.	986	116,164

Outfront Media, Inc.	3,129	80,695

Public Storage (a)	466	110,916

Rayonier, Inc.	2,139	64,804

Weyerhaeuser Co.	1,355	35,683

		724,500

Food & Staples Retailing — 1.0%

Kroger Co. (The) (a)	1,262	27,406

Walgreens Boots Alliance, Inc. (a)	1,516	82,896

		110,302

Food Products — 0.8%

Post Holdings, Inc. *	834	86,669

Health Care Equipment & Supplies — 0.7%

Medtronic plc	757	73,763

Health Care Providers & Services — 1.9%

AmerisourceBergen Corp.	663	56,493

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Providers & Services — continued

HCA Healthcare, Inc.	320	43,274

UnitedHealth Group, Inc.	438	106,909

		206,676

Hotels, Restaurants & Leisure — 1.0%

Brinker International, Inc. (a)	1,123	44,189

Hilton Worldwide Holdings, Inc.	695	67,940

		112,129

Household Products — 2.1%

Clorox Co. (The)	196	30,040

Energizer Holdings, Inc. (a)	1,550	59,879

Procter & Gamble Co. (The)	1,279	140,203

		230,122

Industrial Conglomerates — 1.7%

Carlisle Cos., Inc.	388	54,439

Honeywell International, Inc.	766	133,757

		188,196

Insurance — 8.1%

Alleghany Corp. *	65	44,133

American International Group, Inc. (a)	2,447	130,353

Chubb Ltd. (a)	578	85,199

Fairfax Financial Holdings Ltd. (Canada)	108	52,835

Hartford Financial Services Group, Inc. (The)	1,515	84,437

Loews Corp. (a)	3,825	209,086

Marsh & McLennan Cos., Inc. (a)	898	89,600

Prudential Financial, Inc.	361	36,446

Travelers Cos., Inc. (The) (a)	971	145,239

		877,328

Internet & Direct Marketing Retail — 1.0%

Expedia Group, Inc.	840	111,743

Machinery — 2.0%

Dover Corp.	839	84,039

Illinois Tool Works, Inc. (a)	637	96,108

Middleby Corp. (The) *	263	35,648

		215,795

Media — 3.8%

CBS Corp. (Non-Voting), Class B	1,184	59,076

Charter Communications, Inc., Class A * (a)	383	151,270

DISH Network Corp., Class A * (a)	2,214	85,040

Entercom Communications Corp., Class A (a)	7,872	45,657

Nexstar Media Group, Inc., Class A	714	72,103

		413,146

INVESTMENTS	SHARES (000)	VALUE ($000)

Multiline Retail — 1.4%

Kohl’s Corp. (a)	1,477	70,232

Nordstrom, Inc. (a)	2,382	75,875

		146,107

Multi-Utilities — 0.4%

NiSource, Inc.	1,333	38,379

Oil, Gas & Consumable Fuels — 9.4%

Chevron Corp.	1,651	205,500

ConocoPhillips	2,223	135,613

Diamondback Energy, Inc. (a)	628	68,444

EQT Corp.	1,824	28,837

Equitrans Midstream Corp. (a)	1,663	32,784

Exxon Mobil Corp.	1,147	87,911

Kinder Morgan, Inc.	5,655	118,087

Marathon Petroleum Corp.	1,632	91,208

Occidental Petroleum Corp.	743	37,373

PBF Energy, Inc., Class A	1,293	40,482

Phillips 66	775	72,464

Williams Cos., Inc. (The)	3,609	101,208

		1,019,911

Personal Products — 0.4%

Coty, Inc., Class A (a)	2,821	37,798

Pharmaceuticals — 6.8%

Allergan plc	597	99,987

Johnson & Johnson	1,042	145,160

Merck & Co., Inc.	2,197	184,197

Pfizer, Inc.	7,035	304,735

		734,079

Real Estate Management & Development — 1.0%

CBRE Group, Inc., Class A *	2,150	110,289

Semiconductors & Semiconductor Equipment — 2.4%

Analog Devices, Inc.	779	87,881

QUALCOMM, Inc.	290	22,093

Texas Instruments, Inc.	1,260	144,605

		254,579

Software — 1.1%

Microsoft Corp.	906	121,304

Specialty Retail — 3.6%

AutoZone, Inc. *	147	161,461

Best Buy Co., Inc.	799	55,713

Home Depot, Inc. (The)	301	62,499

Murphy USA, Inc. *	534	44,832

Tiffany & Co. (a)	697	65,285

		389,790

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Technology Hardware, Storage & Peripherals — 0.2%

Hewlett Packard Enterprise Co.	1,546	23,119

Textiles, Apparel & Luxury Goods — 0.4%

Columbia Sportswear Co. (a)	471	47,189

Total Common Stocks (Cost $7,536,461)		10,652,276

	NO. OF RIGHTS (000)
Rights — 0.0%

Media — 0.0%

Media General, Inc., CVR * ‡ (Cost $—)	2,982	—	(b)

	SHARES (000)
Short-Term Investments — 1.7%

Investment Companies — 1.7%

JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (c) (d) (Cost $181,854)	181,797	181,870

Investment of Cash Collateral from Securities Loaned — 2.4%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (c) (d)	214,997	215,041

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (c) (d)	42,795	42,795

Total Investment of Cash Collateral from Securities Loaned (Cost $257,819)		257,836

Total Investments — 102.5% (Cost $7,976,134)		11,091,982
Liabilities in Excess of Other Assets — (2.5)%		(266,222)

NET ASSETS — 100.0%		10,825,760

Percentages indicated are based on net assets.

Abbreviations

CVR	Contingent Value Rights

(a)	The security or a portion of this security is on loan at June 30, 2019. The total value of securities on loan at June 30, 2019 is approximately $253,972,000.
(b)	Amount rounds to less than one thousand.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2019

(Amounts in thousands, except per share amounts)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$9,231,634		$2,702,009	$4,458,179
Investments in affiliates, at value	214,350		97,782	113,766
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	193,226		84,283	198,188
Cash	443		206	324
Receivables:
Investment securities sold	114,556		98,232	305,591
Fund shares sold	5,909		1,758	4,127
Dividends from non-affiliates	429		2,217	653
Dividends from affiliates	14		7	8
Securities lending income (See Note 2.B.)	24		29	90

Total Assets	9,760,585		2,986,523	5,080,926

LIABILITIES:
Payables:
Investment securities purchased	164,951		107,931	310,561
Collateral received on securities loaned (See Note 2.B.)	193,226		84,283	198,188
Fund shares redeemed	6,471		1,141	10,066
Accrued liabilities:
Investment advisory fees	4,360		1,267	2,336
Administration fees	223		50	267
Distribution fees	846		105	278
Service fees	960		156	419
Custodian and accounting fees	71		35	39
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	—
Other	388		158	280

Total Liabilities	371,496		195,126	522,434

Net Assets	$9,389,089		$2,791,397	$4,558,492

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$5,224,488	$1,742,232	$3,030,306
Total distributable earnings (loss) (a)	4,164,601	1,049,165	1,528,186

Total Net Assets	$9,389,089	$2,791,397	$4,558,492

Net Assets:
Class A	$1,825,607	$451,118	$1,012,686
Class C	793,489	24,071	83,558
Class I	2,107,041	301,071	1,085,728
Class R2	88	524	44,453
Class R3	448	—	30,023
Class R4	16,423	—	9,343
Class R5	118,449	6,073	457,513
Class R6	4,527,544	2,008,540	1,835,188

Total	$9,389,089	$2,791,397	$4,558,492

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	83,805	8,929	30,748
Class C	42,066	498	3,297
Class I	93,511	5,863	28,297
Class R2	4	11	1,238
Class R3	20	—	790
Class R4	729	—	244
Class R5	5,150	118	11,761
Class R6	195,550	39,070	46,942

Net Asset Value (b):
Class A — Redemption price per share	$21.78	$50.52	$32.94
Class C — Offering price per share (c)	18.86	48.32	25.34
Class I — Offering and redemption price per share	22.53	51.35	38.37
Class R2 — Offering and redemption price per share	21.67	49.96	35.91
Class R3 — Offering and redemption price per share	21.79	—	38.01
Class R4 — Offering and redemption price per share	22.53	—	38.30
Class R5 — Offering and redemption price per share	23.00	51.37	38.90
Class R6 — Offering and redemption price per share	23.15	51.41	39.09
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% — maximum sales charge)]	$22.99	$53.32	$34.77

Cost of investments in non-affiliates	$5,395,304	$1,781,480	$3,119,960
Cost of investments in affiliates	214,330	97,773	113,754
Investment securities on loan, at value (See Note 2.B.)	189,162	82,780	194,911
Cost of investment of cash collateral (See Note 2.B.)	193,211	84,278	198,175

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2019 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Mid Cap Value Fund		JPMorgan Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$16,257,312		$10,652,276
Investments in affiliates, at value	715,289		181,870
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	354,836		257,836
Cash	1,741		686
Receivables:
Investment securities sold	54,801		4,173
Fund shares sold	11,291		14,833
Dividends from non-affiliates	25,061		9,325
Dividends from affiliates	48		12
Securities lending income (See Note 2.B.)	39		24

Total Assets	17,420,418		11,121,035

LIABILITIES:
Payables:
Investment securities purchased	10,047		708
Collateral received on securities loaned (See Note 2.B.)	354,836		257,836
Fund shares redeemed	27,893		29,106
Accrued liabilities:
Investment advisory fees	8,669		5,097
Administration fees	733		270
Distribution fees	479		569
Service fees	1,112		1,058
Custodian and accounting fees	133		88
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—
Other	1,031		543

Total Liabilities	404,933		295,275

Net Assets	$17,015,485		$10,825,760

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
NET ASSETS:
Paid-in-Capital	$10,301,602	$7,502,697
Total distributable earnings (loss) (a)	6,713,883	3,323,063

Total Net Assets	$17,015,485	$10,825,760

Net Assets:
Class A	$1,662,841	$1,231,325
Class C	149,839	522,878
Class I	2,662,983	2,445,747
Class L	8,996,364	2,569,596
Class R2	74,236	69
Class R3	73,299	2,241
Class R4	27,681	20,538
Class R5	95,243	8,018
Class R6	3,272,999	4,025,348

Total	$17,015,485	$10,825,760

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	43,735	34,725
Class C	4,112	14,816
Class I	69,203	68,574
Class L	230,746	71,994
Class R2	2,043	2
Class R3	1,944	64
Class R4	723	578
Class R5	2,446	225
Class R6	83,987	112,862

Net Asset Value (b):
Class A — Redemption price per share	$38.02	$35.46
Class C — Offering price per share (c)	36.44	35.29
Class I — Offering and redemption price per share	38.48	35.67
Class L — Offering and redemption price per share	38.99	35.69
Class R2 — Offering and redemption price per share	36.35	35.24
Class R3 — Offering and redemption price per share	37.70	35.08
Class R4 — Offering and redemption price per share	38.29	35.52
Class R5 — Offering and redemption price per share	38.93	35.62
Class R6 — Offering and redemption price per share	38.97	35.67
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% — maximum sales charge)]	$40.13	$37.42

Cost of investments in non-affiliates	$10,157,428	$7,536,461
Cost of investments in affiliates	715,220	181,854
Investment securities on loan, at value (See Note 2.B.)	349,843	253,972
Cost of investment of cash collateral (See Note 2.B.)	354,811	257,819

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2019

(Amounts in thousands)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1		$— (a)	$1
Interest income from affiliates	—	(a)	1	— (a)
Dividend income from non-affiliates	62,713		38,659	23,710
Dividend income from affiliates	4,351		1,812	2,718
Income from securities lending (net) (See Note 2.B.)	410		438	1,301

Total investment income	67,475		40,910	27,730

EXPENSES:
Investment advisory fees	57,800		17,665	26,605
Administration fees	6,942		2,122	3,192
Distribution fees:
Class A	4,315		1,025	2,348
Class C	5,681		187	599
Class R2	—	(a)	2	201
Class R3	1		—	69
Service fees:
Class A	4,315		1,025	2,348
Class C	1,894		62	200
Class I	4,765		750	2,791
Class R2	—	(a)	1	101
Class R3	1		—	69
Class R4	35		—	33
Class R5	114		6	321
Custodian and accounting fees	228		204	120
Interest expense to affiliates	3		1	1
Professional fees	152		86	96
Trustees’ and Chief Compliance Officer’s fees	60		35	41
Printing and mailing costs	597		100	324
Registration and filing fees	367		140	142
Transfer agency fees (See Note 2.E.)	247		53	393
Other	203		51	76

Total expenses	87,720		23,515	40,070

Less fees waived	(10,066)		(3,220)	(1,740)
Less expense reimbursements	(34)		(6)	(29)

Net expenses	77,620		20,289	38,301

Net investment income (loss)	(10,145)		20,621	(10,571)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	629,055		205,660	269,033
Investments in affiliates	2		1	4

Net realized gain (loss)	629,057		205,661	269,037

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	213,927		42,732	351,514
Investments in affiliates	35		14	25

Change in net unrealized appreciation/depreciation	213,962		42,746	351,539

Net realized/unrealized gains (losses)	843,019		248,407	620,576

Change in net assets resulting from operations	$832,874		$269,028	$610,005

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$— (a)	$—	(a)
Interest income from affiliates	1	1
Dividend income from non-affiliates	396,806	293,028
Dividend income from affiliates	11,506	5,791
Income from securities lending (net) (See Note 2.B.)	346	197

Total investment income	408,659	299,017

EXPENSES:
Investment advisory fees	112,756	72,137
Administration fees	12,734	8,579
Distribution fees:
Class A	4,340	3,124
Class C	1,390	4,147
Class R2	389	—	(a)
Class R3	174	4
Service fees:
Class A	4,340	3,124
Class C	463	1,382
Class I	6,822	6,097
Class L	10,474	2,830
Class R2	195	—	(a)
Class R3	174	5
Class R4	58	45
Class R5	86	7
Custodian and accounting fees	430	283
Professional fees	206	181
Trustees’ and Chief Compliance Officer’s fees	71	66
Printing and mailing costs	1,387	547
Registration and filing fees	301	325
Transfer agency fees (See Note 2.E.)	837	236
Other	393	180

Total expenses	158,020	103,299

Less fees waived	(11,356)	(11,952)
Less expense reimbursements	(121)	(33)

Net expenses	146,543	91,314

Net investment income (loss)	262,116	207,703

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	854,560	344,696
Investments in affiliates	— (a)	2

Net realized gain (loss)	854,560	344,698

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(449,720)	219,768
Investments in affiliates	94	33

Change in net unrealized appreciation/depreciation	(449,626)	219,801

Net realized/unrealized gains (losses)	404,934	564,499

Change in net assets resulting from operations	$667,050	$772,202

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(10,145)	$(24,732)	$20,621	$11,549
Net realized gain (loss)	629,057	694,039	205,661	280,150
Change in net unrealized appreciation/depreciation	213,962	1,184,781	42,746	63,890

Change in net assets resulting from operations	832,874	1,854,088	269,028	355,589

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(137,182)	(69,162)	(41,313)	(21,659)
Class C	(69,324)	(29,276)	(2,590)	(1,665)
Class I	(147,315)	(52,479)	(31,866)	(20,261)
Class R2 (b)	(5)	(1)	(47)	(22)
Class R3	(27)	(11)	—	—
Class R4	(957)	(1)	—	—
Class R5	(8,804)	(4,273)	(621)	(317)
Class R6	(334,548)	(165,239)	(209,503)	(126,390)

Total distributions to shareholders	(698,162)	(320,442)	(285,940)	(170,314)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	562,790	60,031	74,601	(260,045)

NET ASSETS:
Change in net assets	697,502	1,593,677	57,689	(74,770)
Beginning of period	8,691,587	7,097,910	2,733,708	2,808,478

End of period	$9,389,089	$8,691,587	$2,791,397	$2,733,708

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund
Class A
From net realized gains	$(69,162)	$(21,659)
Class C
From net realized gains	(29,276)	(1,665)
Class I
From net investment income	—	(521)
From net realized gains	(52,479)	(19,740)
Class R2 (b)
From net realized gains	(1)	(22)
Class R3
From net realized gains	(11)	—
Class R4
From net realized gains	(1)	—
Class R5
From net investment income	—	(17)
From net realized gains	(4,273)	(300)
Class R6
From net investment income	—	(7,565)
From net realized gains	(165,239)	(118,825)

(b)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Growth Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(10,571)	$(12,093)	$262,116	$165,452
Net realized gain (loss)	269,037	321,274	854,560	714,557
Change in net unrealized appreciation/depreciation	351,539	272,913	(449,626)	323,839

Change in net assets resulting from operations	610,005	582,094	667,050	1,203,848

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(64,068)	(64,175)	(113,824)	(50,500)
Class C	(6,859)	(6,964)	(11,787)	(4,819)
Class I	(66,577)	(64,653)	(180,706)	(76,469)
Class L	—	—	(790,206)	(339,034)
Class R2	(2,466)	(2,500)	(5,220)	(1,965)
Class R3	(1,655)	(102)	(4,506)	(1,355)
Class R4	(921)	(242)	(1,721)	(385)
Class R5	(18,376)	(16,962)	(5,681)	(2,165)
Class R6	(90,888)	(63,898)	(86,808)	(19,369)

Total distributions to shareholders	(251,810)	(219,496)	(1,200,459)	(496,061)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	283,053	466,368	(734,957)	(826,948)

NET ASSETS:
Change in net assets	641,248	828,966	(1,268,366)	(119,161)
Beginning of period	3,917,244	3,088,278	18,283,851	18,403,012

End of period	$4,558,492	$3,917,244	$17,015,485	$18,283,851

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan Mid Cap Growth Fund	JPMorgan Mid Cap Value Fund
Class A
From net investment income	$—	$(10,151)
From net realized gains	(64,175)	(40,349)
Class C
From net realized gains	(6,964)	(4,819)
Class I
From net investment income	—	(21,474)
From net realized gains	(64,653)	(54,995)
Class L
From net investment income	—	(115,010)
From net realized gains	—	(224,024)
Class R2
From net investment income	—	(285)
From net realized gains	(2,500)	(1,680)
Class R3
From net investment income	—	(401)
From net realized gains	(102)	(954)
Class R4
From net investment income	—	(124)
From net realized gains	(242)	(261)
Class R5
From net investment income	—	(715)
From net realized gains	(16,962)	(1,450)
Class R6
From net investment income	—	(6,725)
From net realized gains	(63,898)	(12,644)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Value Advantage Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$207,703	$153,657
Net realized gain (loss)	344,698	371,543
Change in net unrealized appreciation/depreciation	219,801	415,090

Change in net assets resulting from operations	772,202	940,290

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(75,407)	(26,776)
Class C	(31,120)	(7,814)
Class I	(161,614)	(50,925)
Class L	(175,343)	(90,228)
Class R2 (b)	(3)	— (c)
Class R3	(123)	(17)
Class R4	(1,103)	(43)
Class R5	(451)	(115)
Class R6	(263,786)	(77,658)

Total distributions to shareholders	(708,950)	(253,576)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(621,729)	(360,503)

NET ASSETS:
Change in net assets	(558,477)	326,211
Beginning of period	11,384,237	11,058,026

End of period	$10,825,760	$11,384,237

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

JPMorgan Value Advantage Fund
Class A
From net investment income	$(12,114)
From net realized gains	(14,662)
Class C
From net investment income	(1,306)
From net realized gains	(6,508)
Class I
From net investment income	(27,074)
From net realized gains	(23,851)
Class L
From net investment income	(51,294)
From net realized gains	(38,934)
Class R2 (b)
From net investment income	— (c)
From net realized gains	— (c)
Class R3
From net investment income	(9)
From net realized gains	(8)
Class R4
From net investment income	(24)
From net realized gains	(19)
Class R5
From net investment income	(65)
From net realized gains	(50)
Class R6
From net investment income	(44,453)
From net realized gains	(33,205)

(b)	Commencement of offering of class of shares effective July 31, 2017.
(c)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$403,155	$385,379	$104,599	$69,668
Distributions reinvested	134,593	67,889	41,253	21,589
Cost of shares redeemed	(459,409)	(604,708)	(96,097)	(90,548)

Change in net assets resulting from Class A capital transactions	$78,339	$(151,440)	$49,755	$709

Class C
Proceeds from shares issued	$156,438	$167,812	$2,104	$2,589
Distributions reinvested	66,057	27,785	2,589	1,665
Cost of shares redeemed	(164,414)	(179,201)	(7,756)	(8,820)

Change in net assets resulting from Class C capital transactions	$58,081	$16,396	$(3,063)	$(4,566)

Class I
Proceeds from shares issued	$749,623	$820,383	$49,175	$67,824
Distributions reinvested	135,181	48,329	31,662	19,948
Cost of shares redeemed	(558,012)	(1,088,919)	(100,951)	(567,749)

Change in net assets resulting from Class I capital transactions	$326,792	$(220,207)	$(20,114)	$(479,977)

Class R2 (a)
Proceeds from shares issued	$44	$40	$65	$75
Distributions reinvested	5	1	40	19
Cost of shares redeemed	(5)	(2)	(21)	(284)

Change in net assets resulting from Class R2 capital transactions	$44	$39	$84	$(190)

Class R3
Proceeds from shares issued	$184	$379	$—	$—
Distributions reinvested	27	11	—	—
Cost of shares redeemed	(41)	(187)	—	—

Change in net assets resulting from Class R3 capital transactions	$170	$203	$—	$—

Class R4
Proceeds from shares issued	$4,852	$12,768	$—	$—
Distributions reinvested	957	1	—	—
Cost of shares redeemed	(2,115)	(1,127)	—	—

Change in net assets resulting from Class R4 capital transactions	$3,694	$11,642	$—	$—

Class R5
Proceeds from shares issued	$21,008	$22,793	$62	$4,460
Distributions reinvested	8,803	4,273	621	317
Cost of shares redeemed	(26,114)	(31,002)	(1,088)	(361)

Change in net assets resulting from Class R5 capital transactions	$3,697	$(3,936)	$(405)	$4,416

Class R6
Proceeds from shares issued	$705,912	$1,307,512	$259,016	$659,956
Distributions reinvested	333,918	165,238	209,472	126,386
Cost of shares redeemed	(947,857)	(1,065,416)	(420,144)	(566,779)

Change in net assets resulting from Class R6 capital transactions	$91,973	$407,334	$48,344	$219,563

Total change in net assets resulting from capital transactions	$562,790	$60,031	$74,601	$(260,045)

(a)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Growth Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	19,276	19,063	2,159	1,371
Reinvested	7,186	3,464	952	435
Redeemed	(22,010)	(29,518)	(1,995)	(1,784)

Change in Class A Shares	4,452	(6,991)	1,116	22

Class C
Issued	8,466	9,329	45	52
Reinvested	4,060	1,603	63	35
Redeemed	(9,125)	(10,165)	(167)	(180)

Change in Class C Shares	3,401	767	(59)	(93)

Class I
Issued	34,535	39,183	996	1,338
Reinvested	6,986	2,400	719	396
Redeemed	(26,418)	(55,106)	(2,083)	(11,347)

Change in Class I Shares	15,103	(13,523)	(368)	(9,613)

Class R2 (a)
Issued	2	2	1	3
Reinvested	— (b)	— (b)	1	— (b)
Redeemed	— (b)	— (b)	— (b)	(6)

Change in Class R2 Shares	2	2	2	(3)

Class R3
Issued	9	20	—	—
Reinvested	1	— (b)	—	—
Redeemed	(2)	(9)	—	—

Change in Class R3 Shares	8	11	—	—

Class R4
Issued	238	587	—	—
Reinvested	50	— (b)	—	—
Redeemed	(96)	(51)	—	—

Change in Class R4 Shares	192	536	—	—

Class R5
Issued	934	1,072	2	88
Reinvested	446	209	14	6
Redeemed	(1,188)	(1,457)	(22)	(7)

Change in Class R5 Shares	192	(176)	(6)	87

Class R6
Issued	31,785	63,769	5,236	13,118
Reinvested	16,814	8,033	4,754	2,502
Redeemed	(43,117)	(49,818)	(8,527)	(10,935)

Change in Class R6 Shares	5,482	21,984	1,463	4,685

(a)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Growth Advantage Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$114,825	$118,397	$232,702	$363,088
Distributions reinvested	61,839	61,743	101,729	45,299
Cost of shares redeemed	(170,138)	(251,332)	(588,500)	(671,647)

Change in net assets resulting from Class A capital transactions	$6,526	$(71,192)	$(254,069)	$(263,260)

Class C
Proceeds from shares issued	$14,313	$14,077	$18,374	$7,880
Distributions reinvested	6,348	6,179	10,374	4,180
Cost of shares redeemed	(24,318)	(35,034)	(86,785)	(263,384)

Change in net assets resulting from Class C capital transactions	$(3,657)	$(14,778)	$(58,037)	$(251,324)

Class I
Proceeds from shares issued	$238,900	$339,754	$746,983	$751,430
Distributions reinvested	63,129	61,456	166,354	70,707
Cost of shares redeemed	(444,249)	(427,645)	(1,161,145)	(851,133)

Change in net assets resulting from Class I capital transactions	$(142,220)	$(26,435)	$(247,808)	$(28,996)

Class L
Proceeds from shares issued	$—	$—	$1,602,921	$1,968,939
Distributions reinvested	—	—	713,339	306,493
Cost of shares redeemed	—	—	(4,636,220)	(3,432,839)

Change in net assets resulting from Class L capital transactions	$—	$—	$(2,319,960)	$(1,157,407)

Class R2
Proceeds from shares issued	$15,230	$14,239	$14,477	$17,627
Distributions reinvested	2,347	2,362	4,936	1,815
Cost of shares redeemed	(14,882)	(17,165)	(24,713)	(25,651)

Change in net assets resulting from Class R2 capital transactions	$2,695	$(564)	$(5,300)	$(6,209)

Class R3
Proceeds from shares issued	$8,791	$27,693	$25,594	$51,385
Distributions reinvested	1,655	102	4,297	1,347
Cost of shares redeemed	(9,229)	(1,822)	(17,703)	(10,294)

Change in net assets resulting from Class R3 capital transactions	$1,217	$25,973	$12,188	$42,438

Class R4
Proceeds from shares issued	$4,725	$14,393	$11,792	$18,175
Distributions reinvested	921	242	1,720	385
Cost of shares redeemed	(11,309)	(897)	(3,466)	(4,544)

Change in net assets resulting from Class R4 capital transactions	$(5,663)	$13,738	$10,046	$14,016

Class R5
Proceeds from shares issued	$199,729	$79,191	$26,423	$70,982
Distributions reinvested	17,215	15,915	5,681	2,165
Cost of shares redeemed	(109,050)	(59,057)	(19,629)	(21,198)

Change in net assets resulting from Class R5 capital transactions	$107,894	$36,049	$12,475	$51,949

Class R6
Proceeds from shares issued	$565,276	$649,363	$2,480,879	$924,565
Distributions reinvested	90,442	63,657	82,670	18,935
Cost of shares redeemed	(339,457)	(209,443)	(448,041)	(171,655)

Change in net assets resulting from Class R6 capital transactions	$316,261	$503,577	$2,115,508	$771,845

Total change in net assets resulting from capital transactions	$283,053	$466,368	$(734,957)	$(826,948)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	3,765	3,941	6,269	9,353
Reinvested	2,301	2,145	2,966	1,153
Redeemed	(5,639)	(8,462)	(15,628)	(17,242)

Change in Class A Shares	427	(2,376)	(6,393)	(6,736)

Class C
Issued	610	586	538	210
Reinvested	306	271	315	111
Redeemed	(1,023)	(1,457)	(2,429)	(7,079)

Change in Class C Shares	(107)	(600)	(1,576)	(6,758)

Class I
Issued	6,807	9,954	20,189	19,096
Reinvested	2,019	1,861	4,798	1,778
Redeemed	(12,716)	(12,666)	(30,988)	(21,586)

Change in Class I Shares	(3,890)	(851)	(6,001)	(712)

Class L
Issued	—	—	41,784	49,400
Reinvested	—	—	20,337	7,611
Redeemed	—	—	(124,718)	(86,072)

Change in Class L Shares	—	—	(62,597)	(29,061)

Class R2
Issued	460	437	404	472
Reinvested	80	75	150	48
Redeemed	(451)	(526)	(692)	(686)

Change in Class R2 Shares	89	(14)	(138)	(166)

Class R3
Issued	248	799	680	1,326
Reinvested	53	3	127	34
Redeemed	(267)	(51)	(469)	(265)

Change in Class R3 Shares	34	751	338	1,095

Class R4
Issued	134	419	313	464
Reinvested	30	7	50	10
Redeemed	(325)	(25)	(92)	(115)

Change in Class R4 Shares	(161)	401	271	359

Class R5
Issued	5,532	2,258	697	1,800
Reinvested	544	477	162	54
Redeemed	(3,055)	(1,695)	(517)	(534)

Change in Class R5 Shares	3,021	1,040	342	1,320

Class R6
Issued	15,732	18,762	66,731	23,270
Reinvested	2,842	1,899	2,355	471
Redeemed	(9,571)	(6,005)	(11,820)	(4,290)

Change in Class R6 Shares	9,003	14,656	57,266	19,451

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

	JPMorgan Value Advantage Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$232,481	$302,187
Distributions reinvested	70,886	25,163
Cost of shares redeemed	(426,883)	(497,550)

Change in net assets resulting from Class A capital transactions	$(123,516)	$(170,200)

Class C
Proceeds from shares issued	$49,965	$58,391
Distributions reinvested	28,077	7,029
Cost of shares redeemed	(149,047)	(261,978)

Change in net assets resulting from Class C capital transactions	$(71,005)	$(196,558)

Class I
Proceeds from shares issued	$990,121	$844,644
Distributions reinvested	145,394	44,769
Cost of shares redeemed	(990,428)	(897,538)

Change in net assets resulting from Class I capital transactions	$145,087	$(8,125)

Class L
Proceeds from shares issued	$682,284	$1,135,519
Distributions reinvested	161,936	85,647
Cost of shares redeemed	(1,552,416)	(1,811,163)

Change in net assets resulting from Class L capital transactions	$(708,196)	$(589,997)

Class R2 (a)
Proceeds from shares issued	$33	$38
Distributions reinvested	2	— (b)
Cost of shares redeemed	(6)	(1)

Change in net assets resulting from Class R2 capital transactions	$29	$37

Class R3
Proceeds from shares issued	$1,084	$793
Distributions reinvested	109	14
Cost of shares redeemed	(69)	(103)

Change in net assets resulting from Class R3 capital transactions	$1,124	$704

Class R4
Proceeds from shares issued	$4,132	$19,694
Distributions reinvested	1,103	43
Cost of shares redeemed	(2,174)	(2,597)

Change in net assets resulting from Class R4 capital transactions	$3,061	$17,140

Class R5
Proceeds from shares issued	$2,695	$6,381
Distributions reinvested	451	115
Cost of shares redeemed	(1,340)	(1,014)

Change in net assets resulting from Class R5 capital transactions	$1,806	$5,482

Class R6
Proceeds from shares issued	$581,176	$1,235,372
Distributions reinvested	263,676	77,658
Cost of shares redeemed	(714,971)	(732,016)

Change in net assets resulting from Class R6 capital transactions	$129,881	$581,014

Total change in net assets resulting from capital transactions	$(621,729)	$(360,503)

(a)	Commencement of offering of class of shares effective July 31, 2017.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Value Advantage Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	6,752	8,673
Reinvested	2,205	704
Redeemed	(12,282)	(14,215)

Change in Class A Shares	(3,325)	(4,838)

Class C
Issued	1,459	1,674
Reinvested	875	198
Redeemed	(4,326)	(7,551)

Change in Class C Shares	(1,992)	(5,679)

Class I
Issued	28,239	24,044
Reinvested	4,502	1,245
Redeemed	(28,665)	(25,207)

Change in Class I Shares	4,076	82

Class L
Issued	19,446	32,262
Reinvested	5,015	2,380
Redeemed	(43,889)	(51,546)

Change in Class L Shares	(19,428)	(16,904)

Class R2 (a)
Issued	1	1
Reinvested	— (b)	— (b)
Redeemed	— (b)	— (b)

Change in Class R2 Shares	1	1

Class R3
Issued	31	22
Reinvested	3	1
Redeemed	(2)	(3)

Change in Class R3 Shares	32	20

Class R4
Issued	120	558
Reinvested	34	1
Redeemed	(62)	(74)

Change in Class R4 Shares	92	485

Class R5
Issued	77	186
Reinvested	14	3
Redeemed	(38)	(29)

Change in Class R5 Shares	53	160

Class R6
Issued	16,654	35,495
Reinvested	8,179	2,160
Redeemed	(20,665)	(20,295)

Change in Class R6 Shares	4,168	17,360

(a)	Commencement of offering of class of shares effective July 31, 2017.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Growth Advantage Fund
Class A
Year Ended June 30, 2019	$21.73	$(0.08)	$1.89	$1.81	$(1.76)
Year Ended June 30, 2018	17.95	(0.12)	4.74	4.62	(0.84)
Year Ended June 30, 2017	14.42	(0.09)	3.62	3.53	—
Year Ended June 30, 2016	15.74	(0.08)	(0.71)	(0.79)	(0.53)
Year Ended June 30, 2015	14.24	(0.10)	2.17	2.07	(0.57)

Class C
Year Ended June 30, 2019	19.16	(0.16)	1.62	1.46	(1.76)
Year Ended June 30, 2018	15.99	(0.19)	4.20	4.01	(0.84)
Year Ended June 30, 2017	12.91	(0.15)	3.23	3.08	—
Year Ended June 30, 2016	14.22	(0.14)	(0.64)	(0.78)	(0.53)
Year Ended June 30, 2015	12.98	(0.15)	1.96	1.81	(0.57)

Class I
Year Ended June 30, 2019	22.36	(0.03)	1.96	1.93	(1.76)
Year Ended June 30, 2018	18.40	(0.07)	4.87	4.80	(0.84)
Year Ended June 30, 2017	14.75	(0.05)	3.70	3.65	—
Year Ended June 30, 2016	16.06	(0.06)	(0.72)	(0.78)	(0.53)
Year Ended June 30, 2015	14.50	(0.07)	2.20	2.13	(0.57)

Class R2
Year Ended June 30, 2019	21.68	(0.13)	1.88	1.75	(1.76)
July 31, 2017 (f) through June 30, 2018	18.47	(0.14)	4.19	4.05	(0.84)

Class R3
Year Ended June 30, 2019	21.74	(0.07)	1.88	1.81	(1.76)
Year Ended June 30, 2018	17.96	(0.11)	4.73	4.62	(0.84)
May 31, 2017 (f) through June 30, 2017	17.85	(0.01)	0.12	0.11	—

Class R4
Year Ended June 30, 2019	22.36	(0.03)	1.96	1.93	(1.76)
Year Ended June 30, 2018	18.40	(0.03)	4.83	4.80	(0.84)
May 31, 2017 (f) through June 30, 2017	18.29	— (g)	0.11	0.11	—

Class R5
Year Ended June 30, 2019	22.76	0.01	1.99	2.00	(1.76)
Year Ended June 30, 2018	18.69	(0.04)	4.95	4.91	(0.84)
Year Ended June 30, 2017	14.96	(0.03)	3.76	3.73	—
Year Ended June 30, 2016	16.25	(0.03)	(0.73)	(0.76)	(0.53)
Year Ended June 30, 2015	14.63	(0.04)	2.23	2.19	(0.57)

Class R6
Year Ended June 30, 2019	22.87	0.03	2.01	2.04	(1.76)
Year Ended June 30, 2018	18.76	(0.02)	4.97	4.95	(0.84)
Year Ended June 30, 2017	15.00	(0.01)	3.77	3.76	—
Year Ended June 30, 2016	16.27	(0.01)	(0.73)	(0.74)	(0.53)
Year Ended June 30, 2015	14.64	(0.03)	2.23	2.20	(0.57)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.
(g)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$21.78	9.63%	$1,825,607	1.14%	(0.38)%	1.25%	40%
21.73	26.22	1,724,681	1.16	(0.57)	1.25	31
17.95	24.48	1,550,092	1.24	(0.56)	1.32	34
14.42	(5.07)	1,643,136	1.25	(0.55)	1.35	46
15.74	14.99	1,174,260	1.24	(0.65)	1.35	46

18.86	9.06	793,489	1.64	(0.88)	1.75	40
19.16	25.60	740,817	1.66	(1.07)	1.76	31
15.99	23.86	605,999	1.74	(1.06)	1.82	34
12.91	(5.55)	594,190	1.75	(1.04)	1.85	46
14.22	14.43	321,500	1.74	(1.14)	1.84	46

22.53	9.91	2,107,041	0.89	(0.12)	1.00	40
22.36	26.56	1,753,505	0.92	(0.32)	1.00	31
18.40	24.75	1,691,899	1.00	(0.31)	1.04	34
14.75	(4.91)	922,981	1.08	(0.41)	1.09	46
16.06	15.14	1,219,501	1.09	(0.48)	1.09	46

21.67	9.36	88	1.39	(0.61)	2.24	40
21.68	22.39	43	1.41	(0.77)	1.59	31

21.79	9.63	448	1.14	(0.36)	1.40	40
21.74	26.20	266	1.15	(0.53)	1.28	31
17.96	0.62	20	1.25	(0.55)	1.25	34

22.53	9.91	16,423	0.89	(0.12)	1.00	40
22.36	26.56	12,005	0.88	(0.16)	1.00	31
18.40	0.60	20	0.99	(0.29)	1.00	34

23.00	10.05	118,449	0.74	0.02	0.85	40
22.76	26.74	112,830	0.77	(0.18)	0.85	31
18.69	24.93	95,952	0.85	(0.17)	0.88	34
14.96	(4.72)	82,358	0.89	(0.20)	0.90	46
16.25	15.42	58,686	0.86	(0.25)	0.87	46

23.15	10.18	4,527,544	0.64	0.12	0.75	40
22.87	26.86	4,347,440	0.67	(0.07)	0.75	31
18.76	25.07	3,153,928	0.74	(0.06)	0.75	34
15.00	(4.59)	2,720,935	0.76	(0.07)	0.76	46
16.27	15.48	2,414,333	0.76	(0.17)	0.77	46

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Equity Fund
Class A
Year Ended June 30, 2019	$51.57	$0.18	$4.04	$4.22	$(0.13)	$(5.14)	$(5.27)
Year Ended June 30, 2018	48.53	— (d)	5.89	5.89	—	(2.85)	(2.85)
Year Ended June 30, 2017	42.95	(0.02)	7.02	7.00	(0.05)	(1.37)	(1.42)
Year Ended June 30, 2016	47.12	(0.01)	(2.02)	(2.03)	(0.03)	(2.11)	(2.14)
Year Ended June 30, 2015	44.91	(0.03)	4.32	4.29	(0.02)	(2.06)	(2.08)

Class C
Year Ended June 30, 2019	49.66	(0.04)	3.84	3.80	—	(5.14)	(5.14)
Year Ended June 30, 2018	47.05	(0.24)	5.70	5.46	—	(2.85)	(2.85)
Year Ended June 30, 2017	41.85	(0.25)	6.82	6.57	—	(1.37)	(1.37)
Year Ended June 30, 2016	46.16	(0.23)	(1.97)	(2.20)	—	(2.11)	(2.11)
Year Ended June 30, 2015	44.21	(0.25)	4.23	3.98	—	(2.03)	(2.03)

Class I
Year Ended June 30, 2019	52.32	0.33	4.07	4.40	(0.23)	(5.14)	(5.37)
Year Ended June 30, 2018	49.13	0.14	5.97	6.11	(0.07)	(2.85)	(2.92)
Year Ended June 30, 2017	43.41	0.14	7.09	7.23	(0.14)	(1.37)	(1.51)
Year Ended June 30, 2016	47.47	0.11	(1.99)	(1.88)	(0.07)	(2.11)	(2.18)
Year Ended June 30, 2015	45.15	0.13	4.34	4.47	(0.09)	(2.06)	(2.15)

Class R2
Year Ended June 30, 2019	51.08	0.05	4.00	4.05	(0.03)	(5.14)	(5.17)
Year Ended June 30, 2018	48.21	(0.14)	5.86	5.72	—	(2.85)	(2.85)
Year Ended June 30, 2017	42.75	(0.14)	6.98	6.84	(0.01)	(1.37)	(1.38)
Year Ended June 30, 2016	46.98	(0.13)	(1.99)	(2.12)	—	(2.11)	(2.11)
Year Ended June 30, 2015	44.87	(0.14)	4.30	4.16	—	(2.05)	(2.05)

Class R5
Year Ended June 30, 2019	52.35	0.41	4.06	4.47	(0.31)	(5.14)	(5.45)
Year Ended June 30, 2018	49.17	0.24	5.94	6.18	(0.15)	(2.85)	(3.00)
Year Ended June 30, 2017	43.43	0.18	7.11	7.29	(0.18)	(1.37)	(1.55)
Year Ended June 30, 2016	47.49	0.18	(2.03)	(1.85)	(0.10)	(2.11)	(2.21)
Year Ended June 30, 2015	45.15	0.20	4.33	4.53	(0.13)	(2.06)	(2.19)

Class R6
Year Ended June 30, 2019	52.39	0.43	4.09	4.52	(0.36)	(5.14)	(5.50)
Year Ended June 30, 2018	49.18	0.27	5.96	6.23	(0.17)	(2.85)	(3.02)
Year Ended June 30, 2017	43.44	0.21	7.09	7.30	(0.19)	(1.37)	(1.56)
Year Ended June 30, 2016	47.49	0.20	(2.02)	(1.82)	(0.12)	(2.11)	(2.23)
Year Ended June 30, 2015	45.15	0.20	4.34	4.54	(0.14)	(2.06)	(2.20)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$50.52	9.92%	$451,118	1.13%	0.37%	1.26%	34%
51.57	12.37	402,897	1.17	0.01	1.25	31
48.53	16.61	378,055	1.24	(0.05)	1.37	38
42.95	(4.17)	335,424	1.25	(0.03)	1.43	39
47.12	9.99	232,320	1.24	(0.06)	1.44	41

48.32	9.37	24,071	1.63	(0.09)	1.76	34
49.66	11.83	27,666	1.67	(0.50)	1.76	31
47.05	16.01	30,596	1.74	(0.56)	1.92	38
41.85	(4.64)	32,045	1.75	(0.54)	1.96	39
46.16	9.44	25,597	1.74	(0.56)	1.91	41

51.35	10.20	301,071	0.88	0.65	1.00	34
52.32	12.68	326,026	0.89	0.26	1.00	31
49.13	17.01	778,378	0.89	0.30	1.08	38
43.41	(3.81)	622,440	0.90	0.25	1.20	39
47.47	10.35	1,773,929	0.89	0.29	1.16	41

49.96	9.63	524	1.38	0.10	1.57	34
51.08	12.09	443	1.43	(0.28)	1.57	31
48.21	16.30	600	1.49	(0.31)	1.69	38
42.75	(4.38)	688	1.50	(0.30)	1.81	39
46.98	9.71	823	1.49	(0.31)	1.69	41

51.37	10.37	6,073	0.73	0.81	0.86	34
52.35	12.83	6,499	0.75	0.47	0.85	31
49.17	17.14	1,804	0.79	0.40	0.87	38
43.43	(3.73)	2,840	0.80	0.42	0.91	39
47.49	10.49	1,636	0.79	0.43	0.88	41

51.41	10.48	2,008,540	0.63	0.87	0.75	34
52.39	12.93	1,970,177	0.67	0.51	0.75	31
49.18	17.18	1,619,045	0.74	0.45	0.75	38
43.44	(3.66)	1,370,912	0.74	0.46	0.77	39
47.49	10.53	1,268,988	0.74	0.45	0.80	41

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Mid Cap Growth Fund
Class A
Year Ended June 30, 2019	$30.84	$(0.17)	$4.42	$4.25	$(2.15)
Year Ended June 30, 2018	27.99	(0.19)	5.18	4.99	(2.14)
Year Ended June 30, 2017	23.43	(0.14)	4.71	4.57	(0.01)
Year Ended June 30, 2016	27.71	(0.15)	(2.67)	(2.82)	(1.46)
Year Ended June 30, 2015	27.49	(0.18)	3.19	3.01	(2.79)

Class C
Year Ended June 30, 2019	24.37	(0.25)	3.37	3.12	(2.15)
Year Ended June 30, 2018	22.64	(0.27)	4.14	3.87	(2.14)
Year Ended June 30, 2017	19.05	(0.22)	3.82	3.60	(0.01)
Year Ended June 30, 2016	22.93	(0.22)	(2.20)	(2.42)	(1.46)
Year Ended June 30, 2015	23.35	(0.26)	2.63	2.37	(2.79)

Class I
Year Ended June 30, 2019	35.44	(0.09)	5.17	5.08	(2.15)
Year Ended June 30, 2018	31.79	(0.10)	5.89	5.79	(2.14)
Year Ended June 30, 2017	26.52	(0.07)	5.35	5.28	(0.01)
Year Ended June 30, 2016	31.06	(0.09)	(2.99)	(3.08)	(1.46)
Year Ended June 30, 2015	30.39	(0.11)	3.57	3.46	(2.79)

Class R2
Year Ended June 30, 2019	33.49	(0.27)	4.84	4.57	(2.15)
Year Ended June 30, 2018	30.31	(0.28)	5.60	5.32	(2.14)
Year Ended June 30, 2017	25.41	(0.21)	5.12	4.91	(0.01)
Year Ended June 30, 2016	29.96	(0.18)	(2.91)	(3.09)	(1.46)
Year Ended June 30, 2015	29.54	(0.24)	3.45	3.21	(2.79)

Class R3
Year Ended June 30, 2019	35.23	(0.20)	5.13	4.93	(2.15)
Year Ended June 30, 2018	31.71	(0.19)	5.85	5.66	(2.14)
September 9, 2016 (f) through June 30, 2017	27.06	(0.13)	4.79	4.66	(0.01)

Class R4
Year Ended June 30, 2019	35.40	(0.11)	5.16	5.05	(2.15)
Year Ended June 30, 2018	31.77	(0.12)	5.89	5.77	(2.14)
September 9, 2016 (f) through June 30, 2017	27.06	(0.06)	4.78	4.72	(0.01)

Class R5
Year Ended June 30, 2019	35.85	(0.04)	5.24	5.20	(2.15)
Year Ended June 30, 2018	32.09	(0.06)	5.96	5.90	(2.14)
Year Ended June 30, 2017	26.74	(0.03)	5.39	5.36	(0.01)
Year Ended June 30, 2016	31.26	(0.03)	(3.03)	(3.06)	(1.46)
Year Ended June 30, 2015	30.52	(0.07)	3.60	3.53	(2.79)

Class R6
Year Ended June 30, 2019	36.00	(0.02)	5.26	5.24	(2.15)
Year Ended June 30, 2018	32.20	(0.04)	5.98	5.94	(2.14)
Year Ended June 30, 2017	26.82	(0.02)	5.41	5.39	(0.01)
Year Ended June 30, 2016	31.33	(0.02)	(3.03)	(3.05)	(1.46)
Year Ended June 30, 2015	30.57	(0.06)	3.61	3.55	(2.79)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$32.94	15.37%	$1,012,686	1.23%	(0.56)%	1.28%	54%
30.84	18.39	934,982	1.23	(0.62)	1.30	56
27.99	19.52	915,226	1.23	(0.56)	1.36	41
23.43	(10.29)	949,148	1.24	(0.59)	1.40	56
27.71	12.37	984,262	1.23	(0.68)	1.35	57

25.34	14.78	83,558	1.73	(1.06)	1.75	54
24.37	17.76	82,939	1.73	(1.12)	1.76	56
22.64	18.92	90,640	1.73	(1.06)	1.85	41
19.05	(10.70)	96,729	1.74	(1.08)	1.90	56
22.93	11.78	75,494	1.73	(1.19)	1.86	57

38.37	15.73	1,085,728	0.92	(0.25)	1.00	54
35.44	18.72	1,140,704	0.92	(0.30)	1.00	56
31.79	19.92	1,050,151	0.92	(0.25)	1.08	41
26.52	(10.01)	929,489	0.93	(0.31)	1.13	56
31.06	12.68	1,562,284	0.92	(0.37)	1.12	57

35.91	15.10	44,453	1.48	(0.81)	1.55	54
33.49	18.06	38,486	1.48	(0.87)	1.57	56
30.31	19.34	35,242	1.42	(0.74)	1.69	41
25.41	(10.42)	32,092	1.40	(0.71)	1.71	56
29.96	12.18	9,868	1.39	(0.85)	1.64	57

38.01	15.38	30,023	1.23	(0.56)	1.25	54
35.23	18.34	26,638	1.23	(0.54)	1.26	56
31.71	17.24	152	1.23	(0.54)	1.42	41

38.30	15.66	9,343	0.98	(0.31)	1.00	54
35.40	18.66	14,320	0.98	(0.33)	1.01	56
31.77	17.46	129	0.98	(0.23)	1.10	41

38.90	15.89	457,513	0.78	(0.11)	0.85	54
35.85	18.89	313,336	0.78	(0.16)	0.85	56
32.09	20.06	247,068	0.78	(0.10)	0.89	41
26.74	(9.87)	224,498	0.79	(0.13)	0.91	56
31.26	12.87	164,713	0.78	(0.25)	0.87	57

39.09	15.94	1,835,188	0.73	(0.05)	0.75	54
36.00	18.95	1,365,839	0.73	(0.11)	0.76	56
32.20	20.11	749,670	0.73	(0.06)	0.76	41
26.82	(9.82)	619,527	0.73	(0.06)	0.77	56
31.33	12.92	265,905	0.73	(0.19)	0.78	57

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Value Fund
Class A
Year Ended June 30, 2019	$39.24	$0.45	$0.87	$1.32	$(0.38)	$(2.16)	$(2.54)
Year Ended June 30, 2018	37.80	0.20	2.14	2.34	(0.18)	(0.72)	(0.90)
Year Ended June 30, 2017	35.41	0.17	4.60	4.77	(0.14)	(2.24)	(2.38)
Year Ended June 30, 2016	36.98	0.19	0.33	0.52	(0.14)	(1.95)	(2.09)
Year Ended June 30, 2015	37.25	0.20	2.52	2.72	(0.20)	(2.79)	(2.99)

Class C
Year Ended June 30, 2019	37.68	0.26	0.83	1.09	(0.17)	(2.16)	(2.33)
Year Ended June 30, 2018	36.35	(0.02)	2.07	2.05	—	(0.72)	(0.72)
Year Ended June 30, 2017	34.17	(0.02)	4.44	4.42	—	(2.24)	(2.24)
Year Ended June 30, 2016	35.79	0.01	0.32	0.33	—	(1.95)	(1.95)
Year Ended June 30, 2015	36.19	0.01	2.44	2.45	(0.06)	(2.79)	(2.85)

Class I
Year Ended June 30, 2019	39.70	0.54	0.88	1.42	(0.48)	(2.16)	(2.64)
Year Ended June 30, 2018	38.24	0.30	2.16	2.46	(0.28)	(0.72)	(1.00)
Year Ended June 30, 2017	35.79	0.27	4.66	4.93	(0.24)	(2.24)	(2.48)
Year Ended June 30, 2016	37.36	0.28	0.33	0.61	(0.23)	(1.95)	(2.18)
Year Ended June 30, 2015	37.61	0.28	2.55	2.83	(0.29)	(2.79)	(3.08)

Class L
Year Ended June 30, 2019	40.21	0.62	0.90	1.52	(0.58)	(2.16)	(2.74)
Year Ended June 30, 2018	38.70	0.40	2.20	2.60	(0.37)	(0.72)	(1.09)
Year Ended June 30, 2017	36.19	0.36	4.71	5.07	(0.32)	(2.24)	(2.56)
Year Ended June 30, 2016	37.76	0.37	0.33	0.70	(0.32)	(1.95)	(2.27)
Year Ended June 30, 2015	37.99	0.40	2.56	2.96	(0.40)	(2.79)	(3.19)

Class R2
Year Ended June 30, 2019	37.64	0.31	0.86	1.17	(0.30)	(2.16)	(2.46)
Year Ended June 30, 2018	36.33	0.10	2.05	2.15	(0.12)	(0.72)	(0.84)
Year Ended June 30, 2017	34.14	0.07	4.43	4.50	(0.07)	(2.24)	(2.31)
Year Ended June 30, 2016	35.73	0.10	0.32	0.42	(0.06)	(1.95)	(2.01)
Year Ended June 30, 2015	36.14	0.10	2.43	2.53	(0.15)	(2.79)	(2.94)

Class R3
Year Ended June 30, 2019	38.97	0.39	0.91	1.30	(0.41)	(2.16)	(2.57)
Year Ended June 30, 2018	37.67	0.21	2.11	2.32	(0.30)	(0.72)	(1.02)
September 9, 2016 (f) through June 30, 2017	35.78	0.26	4.15	4.41	(0.28)	(2.24)	(2.52)

Class R4
Year Ended June 30, 2019	39.56	0.50	0.90	1.40	(0.51)	(2.16)	(2.67)
Year Ended June 30, 2018	38.16	0.33	2.13	2.46	(0.34)	(0.72)	(1.06)
September 9, 2016 (f) through June 30, 2017	36.18	0.38	4.15	4.53	(0.31)	(2.24)	(2.55)

Class R5
Year Ended June 30, 2019	40.15	0.58	0.90	1.48	(0.54)	(2.16)	(2.70)
Year Ended June 30, 2018	38.67	0.38	2.17	2.55	(0.35)	(0.72)	(1.07)
September 9, 2016 (f) through June 30, 2017	36.60	0.36	4.28	4.64	(0.33)	(2.24)	(2.57)

Class R6
Year Ended June 30, 2019	40.19	0.58	0.94	1.52	(0.58)	(2.16)	(2.74)
Year Ended June 30, 2018	38.69	0.43	2.16	2.59	(0.37)	(0.72)	(1.09)
September 9, 2016 (f) through June 30, 2017	36.60	0.32	4.34	4.66	(0.33)	(2.24)	(2.57)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$38.02	4.12%	$1,662,841	1.23%	1.20%	1.25%	11%
39.24	6.20	1,967,162	1.23	0.51	1.26	13
37.80	13.83	2,149,689	1.23	0.45	1.36	23
35.41	1.85	2,302,567	1.24	0.54	1.41	20
36.98	7.68	2,623,772	1.23	0.53	1.38	18

36.44	3.59	149,839	1.73	0.72	1.74	11
37.68	5.65	214,331	1.74	(0.06)	1.75	13
36.35	13.27	452,351	1.74	(0.06)	1.80	23
34.17	1.35	549,619	1.75	0.03	1.83	20
35.79	7.12	595,385	1.74	0.03	1.84	18

38.48	4.38	2,662,983	0.98	1.41	0.99	11
39.70	6.44	2,985,882	0.98	0.77	1.00	13
38.24	14.15	2,902,646	0.98	0.72	1.07	23
35.79	2.11	2,332,160	0.99	0.80	1.11	20
37.36	7.92	2,347,703	0.98	0.75	1.10	18

38.99	4.63	8,996,364	0.74	1.61	0.85	11
40.21	6.73	11,795,588	0.74	1.00	0.86	13
38.70	14.39	12,478,637	0.74	0.96	0.91	23
36.19	2.35	10,313,629	0.75	1.04	0.94	20
37.76	8.19	10,320,516	0.74	1.05	0.94	18

36.35	3.86	74,236	1.49	0.87	1.50	11
37.64	5.93	82,108	1.49	0.26	1.51	13
36.33	13.53	85,287	1.49	0.21	1.65	23
34.14	1.61	66,167	1.50	0.29	1.75	20
35.73	7.38	71,697	1.49	0.28	1.71	18

37.70	4.12	73,299	1.24	1.04	1.25	11
38.97	6.17	62,576	1.24	0.55	1.25	13
37.67	12.70	19,262	1.24	0.87	1.35	23

38.29	4.38	27,681	0.98	1.32	0.99	11
39.56	6.45	17,859	0.99	0.83	1.00	13
38.16	12.89	3,537	0.99	1.26	1.10	23

38.93	4.52	95,243	0.83	1.50	0.84	11
40.15	6.61	84,457	0.84	0.96	0.85	13
38.67	13.06	30,334	0.84	1.18	1.02	23

38.97	4.63	3,272,999	0.73	1.52	0.74	11
40.19	6.71	1,073,888	0.74	1.08	0.75	13
38.69	13.13	281,269	0.74	1.05	0.75	23

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Value Advantage Fund
Class A
Year Ended June 30, 2019	$35.38	$0.55		$1.68	$2.23	$(0.46)	$(1.69)	$(2.15)
Year Ended June 30, 2018	33.40	0.35	(f)	2.26	2.61	(0.28)	(0.35)	(0.63)
Year Ended June 30, 2017	28.66	0.27		4.77	5.04	(0.30)	—	(0.30)
Year Ended June 30, 2016	29.84	0.27		(0.99)	(0.72)	(0.17)	(0.29)	(0.46)
Year Ended June 30, 2015	29.15	0.19		1.47	1.66	(0.26)	(0.71)	(0.97)

Class C
Year Ended June 30, 2019	35.20	0.38		1.68	2.06	(0.28)	(1.69)	(1.97)
Year Ended June 30, 2018	33.20	0.18	(f)	2.24	2.42	(0.07)	(0.35)	(0.42)
Year Ended June 30, 2017	28.52	0.11		4.74	4.85	(0.17)	—	(0.17)
Year Ended June 30, 2016	29.72	0.14		(0.99)	(0.85)	(0.06)	(0.29)	(0.35)
Year Ended June 30, 2015	29.08	0.04		1.47	1.51	(0.16)	(0.71)	(0.87)

Class I
Year Ended June 30, 2019	35.60	0.62		1.70	2.32	(0.56)	(1.69)	(2.25)
Year Ended June 30, 2018	33.62	0.44	(f)	2.28	2.72	(0.39)	(0.35)	(0.74)
Year Ended June 30, 2017	28.86	0.35		4.80	5.15	(0.39)	—	(0.39)
Year Ended June 30, 2016	29.99	0.33		(0.98)	(0.65)	(0.19)	(0.29)	(0.48)
Year Ended June 30, 2015	29.27	0.27		1.48	1.75	(0.32)	(0.71)	(1.03)

Class L
Year Ended June 30, 2019	35.62	0.72		1.64	2.36	(0.60)	(1.69)	(2.29)
Year Ended June 30, 2018	33.63	0.50	(f)	2.29	2.79	(0.45)	(0.35)	(0.80)
Year Ended June 30, 2017	28.86	0.41		4.82	5.23	(0.46)	—	(0.46)
Year Ended June 30, 2016	30.06	0.43		(1.02)	(0.59)	(0.32)	(0.29)	(0.61)
Year Ended June 30, 2015	29.31	0.34		1.50	1.84	(0.38)	(0.71)	(1.09)

Class R2
Year Ended June 30, 2019	35.22	0.48		1.65	2.13	(0.42)	(1.69)	(2.11)
July 31, 2017 (g) through June 30, 2018	34.04	0.25	(f)	1.64	1.89	(0.36)	(0.35)	(0.71)

Class R3
Year Ended June 30, 2019	35.11	0.49		1.71	2.20	(0.54)	(1.69)	(2.23)
Year Ended June 30, 2018	33.24	0.35	(f)	2.26	2.61	(0.39)	(0.35)	(0.74)
September 9, 2016 (g) through June 30, 2017	29.33	0.29		4.06	4.35	(0.44)	—	(0.44)

Class R4
Year Ended June 30, 2019	35.47	0.62		1.69	2.31	(0.57)	(1.69)	(2.26)
Year Ended June 30, 2018	33.55	0.51	(f)	2.20	2.71	(0.44)	(0.35)	(0.79)
September 9, 2016 (g) through June 30, 2017	29.56	0.27		4.18	4.45	(0.46)	—	(0.46)

Class R5
Year Ended June 30, 2019	35.57	0.65		1.71	2.36	(0.62)	(1.69)	(2.31)
Year Ended June 30, 2018	33.59	0.50	(f)	2.28	2.78	(0.45)	(0.35)	(0.80)
September 9, 2016 (g) through June 30, 2017	29.57	0.30		4.20	4.50	(0.48)	—	(0.48)

Class R6
Year Ended June 30, 2019	35.60	0.71		1.70	2.41	(0.65)	(1.69)	(2.34)
Year Ended June 30, 2018	33.61	0.54	(f)	2.26	2.80	(0.46)	(0.35)	(0.81)
September 9, 2016 (g) through June 30, 2017	29.57	0.36		4.17	4.53	(0.49)	—	(0.49)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$35.46	7.00%	$1,231,325	1.14%	1.59%		1.25%	15%
35.38	7.81	1,346,080	1.17	1.01	(f)	1.25	23
33.40	17.60	1,432,370	1.24	0.85		1.36	24
28.66	(2.34)	2,045,698	1.24	0.98		1.43	26
29.84	5.78	2,440,061	1.24	0.64		1.41	17

35.29	6.45	522,878	1.64	1.08		1.75	15
35.20	7.27	591,602	1.67	0.51	(f)	1.75	23
33.20	17.02	746,521	1.74	0.34		1.81	24
28.52	(2.82)	728,800	1.74	0.49		1.85	26
29.72	5.26	701,023	1.73	0.14		1.83	17

35.67	7.28	2,445,747	0.89	1.76		0.99	15
35.60	8.07	2,296,056	0.92	1.26	(f)	1.00	23
33.62	17.89	2,165,577	0.99	1.09		1.04	24
28.86	(2.10)	1,414,635	0.99	1.16		1.05	26
29.99	6.05	3,095,251	0.99	0.89		1.05	17

35.69	7.41	2,569,596	0.74	2.04		0.84	15
35.62	8.29	3,255,993	0.74	1.42	(f)	0.85	23
33.63	18.17	3,643,327	0.75	1.32		0.87	24
28.86	(1.87)	5,901,818	0.74	1.50		0.88	26
30.06	6.36	5,058,172	0.74	1.15		0.90	17

35.24	6.72	69	1.39	1.40		2.14	15
35.22	5.54	38	1.41	0.78	(f)	1.61	23

35.08	7.00	2,241	1.14	1.44		1.26	15
35.11	7.82	1,132	1.15	1.01	(f)	1.28	23
33.24	14.87	385	1.24	1.09		1.36	24

35.52	7.27	20,538	0.89	1.79		0.99	15
35.47	8.07	17,231	0.89	1.43	(f)	1.00	23
33.55	15.10	34	1.00	1.05		1.08	24

35.62	7.41	8,018	0.74	1.85		0.84	15
35.57	8.25	6,114	0.76	1.41	(f)	0.88	23
33.59	15.27	422	0.83	1.14		0.89	24

35.67	7.57	4,025,348	0.64	2.02		0.74	15
35.60	8.31	3,869,991	0.67	1.52	(f)	0.75	23
33.61	15.35	3,069,390	0.74	1.39		0.75	24

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”, and with JPM I, JPM II and JPMMFIT, collectively, the “Trusts”), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The following are 5 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
JPMorgan Growth Advantage Fund	Class A, Class C, Class I, Class R2(1), Class R3, Class R4, Class R5 and Class R6	JPMMFIT	Diversified
JPMorgan Mid Cap Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan Mid Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Mid Cap Value Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPMFMFG	Diversified
JPMorgan Value Advantage Fund	Class A, Class C, Class I, Class L, Class R2(1), Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified

(1)	Class R2 Shares commenced operations on July 31, 2017 for JPMorgan Growth Advantage Fund and JPMorgan Value Advantage Fund.

The investment objective of JPMorgan Growth Advantage Fund (“Growth Advantage Fund”) and JPMorgan Mid Cap Equity Fund (“Mid Cap Equity Fund”) is to seek to provide long-term capital growth.

The investment objective of JPMorgan Mid Cap Growth Fund (“Mid Cap Growth Fund”) is to seek growth of capital.

The investment objective of JPMorgan Mid Cap Value Fund (“Mid Cap Value Fund”) is to seek growth from capital appreciation.

The investment objective of JPMorgan Value Advantage Fund (“Value Advantage Fund”) is to seek to provide long-term total return from a combination of income and capital gains.

Class L Shares of the Mid Cap Value Fund and the Value Advantage Fund are publicly offered only on a limited basis. Investors are not eligible to purchase Class L Shares of these Funds unless they meet certain requirements as described in the Funds’ prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Boards of Trustees (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Boards.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$9,639,210	$—	$—	$9,639,210

Mid Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,884,074	$—	$—	$2,884,074

Mid Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,770,133	$—	$—	$4,770,133

Mid Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$17,327,437	$—	$—	$17,327,437

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

Value Advantage Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$11,091,982	$—	$—	(c)	$11,091,982

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as level 1 and level 3 are disclosed individually on the SOI. Level 3 consists of rights. Please refer to the SOI for industry specifics of portfolio holdings.
(c)	Amount rounds to less than one thousand.

There were no transfers into and out of level 3 for the year ended June 30, 2019.

B. Securities Lending — Effective October 5, 2018, the Funds became authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the IM Shares of JPMorgan U.S. Government Money Market Fund and the Agency SL Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs. At June 30, 2019, the value of outstanding securities on loan and the value of collateral investments were as follows (amounts in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Total value of Collateral Investments
Growth Advantage Fund	$189,162	$193,226	$193,226
Mid Cap Equity Fund	82,780	84,283	84,283
Mid Cap Growth Fund	194,911	198,188	198,188
Mid Cap Value Fund	349,843	354,836	354,836
Value Advantage Fund	253,972	257,836	257,836

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability.

The following table presents the Funds’ value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of June 30, 2019 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower	Net Amount Due to Counterparty (not less than zero)
Growth Advantage Fund	$189,162	$(189,162)	$—
Mid Cap Equity Fund	82,780	(82,780)	—
Mid Cap Growth Fund	194,911	(194,911)	—
Mid Cap Value Fund	349,843	(349,843)	—
Value Advantage Fund	253,972	(253,972)	—

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. JPMIM waived fees associated with the Funds’ investment in JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Growth Advantage Fund	$24
Mid Cap Equity Fund	9
Mid Cap Growth Fund	24
Mid Cap Value Fund	25
Value Advantage Fund	15

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Amounts in the tables below are in thousands.

Growth Advantage Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a)(b)	$—	$680,153	$465,825	$2		$20	$214,350	214,265	$1,017		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (a)(b)	—	850,000	693,000	31	*	15	157,046	157,015	2,751	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a)(b)	—	714,399	678,219	—		—	36,180	36,180	729	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	218,911	1,515,257	1,734,168	—		—	—	—	3,334		—

Total	$218,911	$3,759,809	$3,571,212	$33		$35	$407,576		$7,831		$—

Mid Cap Equity Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a)(b)	$—	$315,622	$217,849	$1		$8	$97,782	97,743	$532		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (a)(b)	—	261,000	192,000	17	*	6	69,023	69,009	1,001	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a)(b)	—	255,630	240,370	—		—	15,260	15,260	286	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	80,883	511,978	592,861	—		—	—	—	1,280		—

Total	$80,883	$1,344,230	$1,243,080	$18		$14	$182,065		$3,099		$—

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

Mid Cap Growth Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a)(b)	$—	$343,642	$229,892	$4		$12	$113,766	113,720	$915		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (a)(b)	—	748,000	580,000	52	*	13	168,065	168,032	2,932	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a)(b)	—	614,171	584,048	—		—	30,123	30,123	744	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	114,331	712,821	827,152	—		—	—	—	1,803		—

Total	$114,331	$2,418,634	$2,221,092	$56		$25	$311,954		$6,394		$—

Mid Cap Value Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a)(b)	$—	$1,098,535	$383,315	$—	(c)	$69	$715,289	715,003	$3,158		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (a)(b)	—	1,171,000	875,000	35	*	25	296,060	296,001	3,261	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a)(b)	—	848,122	789,346	—		—	58,776	58,776	823	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	511,256	1,669,123	2,180,379	—		—	—	—	8,348		—

Total	$511,256	$4,786,780	$4,228,040	$35		$94	$1,070,125		$15,590		$—

Value Advantage Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a)(b)	$—	$666,854	$485,002	$2		$16	$181,870	181,797	$1,673		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (a)(b)	—	659,000	444,000	24	*	17	215,041	214,997	1,963	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a)(b)	—	605,207	562,412	—		—	42,795	42,795	518	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	253,654	1,499,558	1,753,212	—		—	—	—	4,118		—

Total	$253,654	$3,430,619	$3,244,626	$26		$33	$439,706		$8,272		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

(b)	The rate shown is the current yield as of June 30, 2019.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2019 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class L	Class R2		Class R3		Class R4		Class R5		Class R6	Total
Growth Advantage Fund
Transfer agency fees	$109	$45	$39	n/a	$—	(a)	$1		$—	(a)	$4		$49	$247
Mid Cap Equity Fund
Transfer agency fees	27	1	7	n/a	—	(a)	n/a		n/a		—	(a)	18	53
Mid Cap Growth Fund
Transfer agency fees	264	5	28	n/a	23		2		1		6		64	393
Mid Cap Value Fund
Transfer agency fees	106	6	37	$631	8		7		1		—	(a)	41	837
Value Advantage Fund
Transfer agency fees	76	37	35	56	—	(a)	—	(a)	—	(a)	—	(a)	32	236

(a)	Amount rounds to less than one thousand.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2019, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually. Distributions are declared separately for each class of each Fund. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Growth Advantage Fund	$(20,213)	$20,213	$—
Mid Cap Equity Fund	1	(27)	26
Mid Cap Growth Fund	(13,068)	13,028	40
Mid Cap Value Fund	— (a)	2,738	(2,738)
Value Advantage Fund	—	(2,030)	2,030

(a)	Amount rounds to less than one thousand.

The reclassifications for the Funds relate primarily to net operating losses and non-taxable dividends.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Growth Advantage Fund	0.65	%(1)
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Value Advantage Fund	0.65	(1)

(1)	Effective August 1, 2019, the annual rate for Growth Advantage Fund and Value Advantage Fund will change from 0.65% to 0.55%.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. Prior to January 1, 2019, the Administrator received a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2019, the effective rate for Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Value Advantage Fund was 0.08%, 0.08%, 0.08%, 0.07% and 0.08%, respectively, of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Growth Advantage Fund	0.25%	0.75%	0.50%	0.25%
Mid Cap Equity Fund	0.25	0.75	0.50	n/a
Mid Cap Growth Fund	0.25	0.75	0.50	0.25
Mid Cap Value Fund	0.25	0.75	0.50	0.25
Value Advantage Fund	0.25	0.75	0.50	0.25

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2019, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Growth Advantage Fund	$490	$11
Mid Cap Equity Fund	134	—
Mid Cap Growth Fund	95	—	(a)
Mid Cap Value Fund	62	—	(a)
Value Advantage Fund	172	15

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.25%	0.25%	0.25%	0.10%
Mid Cap Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
Mid Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Mid Cap Value Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
Value Advantage Fund	0.25	0.25	0.25	0.10	0.25	0.25	0.25	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6
Growth Advantage Fund	1.14%	1.64%	0.89%	n/a	1.39%	1.14%	0.89%	0.74%	0.64%
Mid Cap Equity Fund	1.14	1.64	0.89	n/a	1.39	n/a	n/a	0.74	0.64
Mid Cap Growth Fund	1.24	1.74	0.93	n/a	1.49	1.24	0.99	0.79	0.74
Mid Cap Value Fund	1.24	1.75	0.99	0.75%	1.50	1.25	1.00	0.85	0.73	(1)
Value Advantage Fund	1.14	1.64	0.89	0.75	1.39	1.14	0.89	0.74	0.64

(1)	Prior to November 1, 2018, the contractual expense limitation was 0.75% for Class R6 Shares.

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2019 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2019.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

For the year ended June 30, 2019, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Growth Advantage Fund	$5,680	$3,786	$182	$9,648	$34
Mid Cap Equity Fund	1,816	1,211	31	3,058	6
Mid Cap Growth Fund	241	156	1,104	1,501	29
Mid Cap Value Fund	470	302	9,537	10,309	121
Value Advantage Fund	6,758	4,506	147	11,411	33

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2019 was as follows (amounts in thousands):

Growth Advantage Fund	$418
Mid Cap Equity Fund	162
Mid Cap Growth Fund	239
Mid Cap Value Fund	1,047
Value Advantage Fund	541

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2019, Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Growth Fund and Mid Cap Value Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2019, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Growth Advantage Fund	$3,488,334	$3,511,207
Mid Cap Equity Fund	895,425	1,080,696
Mid Cap Growth Fund	2,243,066	2,178,280
Mid Cap Value Fund	1,848,321	3,557,417
Value Advantage Fund	1,603,885	2,614,166

During the year ended June 30, 2019, there were no purchases or sales of U.S. Government securities.

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2019 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$5,834,131	$3,855,079	$50,000	$3,805,079
Mid Cap Equity Fund	1,988,448	930,585	34,959	895,626
Mid Cap Growth Fund	3,453,707	1,348,778	32,352	1,316,426
Mid Cap Value Fund	11,274,461	6,358,825	305,849	6,052,976
Value Advantage Fund	8,036,261	3,302,709	246,988	3,055,721

For the Funds, the difference between book and tax basis appreciation/(depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2019 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Growth Advantage Fund	$35,076	$663,086	$698,162
Mid Cap Equity Fund	43,984	241,956	285,940
Mid Cap Growth Fund	24,869	226,941	251,810
Mid Cap Value Fund	264,620	935,839	1,200,459
Value Advantage Fund	234,470	474,480	708,950

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2018 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Growth Advantage Fund	$10,634	$309,808	$320,442
Mid Cap Equity Fund	46,277	124,037	170,314
Mid Cap Growth Fund	—	219,496	219,496
Mid Cap Value Fund	175,864	320,197	496,061
Value Advantage Fund	136,339	117,237	253,576

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of June 30, 2019, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$—	$391,803	$3,805,079
Mid Cap Equity Fund	8,119	147,310	895,626
Mid Cap Growth Fund	—	239,543	1,316,426
Mid Cap Value Fund	97,027	579,406	6,052,976
Value Advantage Fund	87,143	185,795	3,055,721

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, post-October capital loss deferrals and late year ordinary loss deferrals.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

Late year ordinary losses incurred after December 31 as well as net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2019, the following Funds deferred to July 1, 2019 late year ordinary losses and post-October capital losses of (amounts in thousands):

	Net Capital Losses		Late Year Ordinary Loss Deferral
	Short-Term	Long-Term
Growth Advantage Fund	$32,062	$—	$150
Mid Cap Equity Fund	1,839	—	—
Mid Cap Growth Fund	23,877	—	3,796
Mid Cap Value Fund	15,200	—	—
Value Advantage Fund	5,503	—	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2019. Average borrowings from the Facility during the year ended June 30, 2019, were as follows (amounts in thousands, except number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Mid Cap Equity Fund	$13,588	2.71%	1	$1

The Trusts, along with certain other trusts (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds had no borrowings outstanding from the Credit Facility at June 30, 2019. Average borrowings from the Credit Facility for, or at any time during the year ended June 30, 2019 were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Growth Advantage Fund	$10,500	3.38%	1	$1
Value Advantage Fund	27,500	3.38	1	3

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

As of June 30, 2019, the Funds had individual shareholder and/or omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Growth Advantage Fund	1	12.1%	1	16.6%
Mid Cap Equity Fund	—	—	1	26.9
Mid Cap Value Fund	—	—	2	32.9
Value Advantage Fund	—	—	3	34.2

As of June 30, 2019, the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the following Funds:

JPMorgan SmartRetirement Funds
Growth Advantage Fund	25.8%
Mid Cap Equity Fund	45.4
Value Advantage Fund	21.3

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

8. New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) 2018-13 (“ASU 2018-13”) Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Funds’ net assets or results of operation.

In August 2018, the SEC adopted the Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Funds’ net assets or results of operation.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of J.P. Morgan Mutual Fund Investment Trust, J.P. Morgan Fleming Mutual Fund Group, Inc., JPMorgan Trust I and JPMorgan Trust II and Shareholders of JPMorgan Growth Advantage Fund, JPMorgan Mid Cap Equity Fund, JPMorgan Mid Cap Growth Fund, JPMorgan Mid Cap Value Fund and JPMorgan Value Advantage Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Growth Advantage Fund (constituting J.P. Morgan Mutual Fund Investment Trust), JPMorgan Mid Cap Value Fund (constituting J.P. Morgan Fleming Mutual Fund Group, Inc.), JPMorgan Mid Cap Equity Fund and JPMorgan Value Advantage Fund (two of the funds constituting JPMorgan Trust I) and JPMorgan Mid Cap Growth Fund (one of the funds constituting JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) as of June 30, 2019, the related statements of operations for the year ended June 30, 2019, the statements of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

August 23, 2019

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	134	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trusts since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	134	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	134	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, OCIO Board of State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	134	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	134	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	134	None

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	134	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors OCIO Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, Blue Star Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	134	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	134	None

Marilyn McCoy (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	134	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	134	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	134	Trustee, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	134	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Boards of Trustees serve currently includes eleven registered investment companies (134 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Boards that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Boards have concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	69

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019)* (formerly Assistant Secretary since 2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015; Associate, Willkie Farr & Gallagher (law firm) from 2007 to 2014.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (2016-2019); Associate, Seward & Kissel LLP (2011-2016).

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2019, and continued to hold your shares at the end of the reporting period, June 30, 2019.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Growth Advantage Fund
Class A
Actual	$1,000.00	$1,231.20	$6.31	1.14%
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class C
Actual	1,000.00	1,227.90	9.06	1.64
Hypothetical	1,000.00	1,016.66	8.20	1.64
Class I
Actual	1,000.00	1,232.50	4.93	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class R2
Actual	1,000.00	1,229.90	7.69	1.39
Hypothetical	1,000.00	1,017.90	6.95	1.39
Class R3
Actual	1,000.00	1,231.10	6.31	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class R4
Actual	1,000.00	1,232.50	4.93	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class R5
Actual	1,000.00	1,233.20	4.10	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74
Class R6
Actual	1,000.00	1,234.00	3.55	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Mid Cap Equity Fund
Class A
Actual	$1,000.00	$1,235.20	$6.26	1.13%
Hypothetical	1,000.00	1,019.19	5.66	1.13
Class C
Actual	1,000.00	1,232.00	9.02	1.63
Hypothetical	1,000.00	1,016.71	8.15	1.63
Class I
Actual	1,000.00	1,236.50	4.88	0.88
Hypothetical	1,000.00	1,020.43	4.41	0.88
Class R2
Actual	1,000.00	1,233.60	7.64	1.38
Hypothetical	1,000.00	1,017.95	6.90	1.38
Class R5
Actual	1,000.00	1,237.50	4.05	0.73
Hypothetical	1,000.00	1,021.17	3.66	0.73
Class R6
Actual	1,000.00	1,238.20	3.50	0.63
Hypothetical	1,000.00	1,021.67	3.16	0.63

JPMorgan Mid Cap Growth Fund
Class A
Actual	1,000.00	1,291.80	6.99	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class C
Actual	1,000.00	1,288.30	9.82	1.73
Hypothetical	1,000.00	1,016.22	8.65	1.73
Class I
Actual	1,000.00	1,293.70	5.23	0.92
Hypothetical	1,000.00	1,020.23	4.61	0.92
Class R2
Actual	1,000.00	1,290.30	8.40	1.48
Hypothetical	1,000.00	1,017.46	7.40	1.48
Class R3
Actual	1,000.00	1,291.50	6.99	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class R4
Actual	1,000.00	1,293.00	5.57	0.98
Hypothetical	1,000.00	1,019.93	4.91	0.98
Class R5
Actual	1,000.00	1,294.50	4.44	0.78
Hypothetical	1,000.00	1,020.93	3.91	0.78
Class R6
Actual	1,000.00	1,294.80	4.15	0.73
Hypothetical	1,000.00	1,021.17	3.66	0.73

JPMorgan Mid Cap Value Fund
Class A
Actual	1,000.00	1,179.30	6.65	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class C
Actual	1,000.00	1,176.20	9.33	1.73
Hypothetical	1,000.00	1,016.22	8.65	1.73
Class I
Actual	1,000.00	1,180.70	5.30	0.98
Hypothetical	1,000.00	1,019.93	4.91	0.98

72	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Mid Cap Value Fund (continued)
Class L
Actual	$1,000.00	$1,182.20	$4.00	0.74%
Hypothetical	1,000.00	1,021.12	3.71	0.74
Class R2
Actual	1,000.00	1,177.90	8.05	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Class R3
Actual	1,000.00	1,179.20	6.70	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class R4
Actual	1,000.00	1,180.70	5.30	0.98
Hypothetical	1,000.00	1,019.93	4.91	0.98
Class R5
Actual	1,000.00	1,181.50	4.44	0.82
Hypothetical	1,000.00	1,020.73	4.11	0.82
Class R6
Actual	1,000.00	1,182.30	3.95	0.73
Hypothetical	1,000.00	1,021.17	3.66	0.73

JPMorgan Value Advantage Fund
Class A
Actual	1,000.00	1,166.10	6.07	1.13
Hypothetical	1,000.00	1,019.19	5.66	1.13
Class C
Actual	1,000.00	1,163.20	8.74	1.63
Hypothetical	1,000.00	1,016.71	8.15	1.63
Class I
Actual	1,000.00	1,167.60	4.73	0.88
Hypothetical	1,000.00	1,020.43	4.41	0.88
Class L
Actual	1,000.00	1,168.20	3.98	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74
Class R2
Actual	1,000.00	1,164.60	7.46	1.39
Hypothetical	1,000.00	1,017.90	6.95	1.39
Class R3
Actual	1,000.00	1,166.20	6.07	1.13
Hypothetical	1,000.00	1,019.19	5.66	1.13
Class R4
Actual	1,000.00	1,167.70	4.73	0.88
Hypothetical	1,000.00	1,020.43	4.41	0.88
Class R5
Actual	1,000.00	1,168.30	3.98	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74
Class R6
Actual	1,000.00	1,169.10	3.44	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2019	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	73

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2019. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2019. The information necessary to complete your income tax returns for the calendar year ending December 31, 2019 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2019:

Dividends Received Deduction
JPMorgan Growth Advantage Fund	100.00%
JPMorgan Mid Cap Equity Fund	76.35
JPMorgan Mid Cap Growth Fund	86.11
JPMorgan Mid Cap Value Fund	100.00
JPMorgan Value Advantage Fund	100.00

Long-Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2019 (amounts in thousands):

Long-Term Capital Gain Distribution
JPMorgan Growth Advantage Fund	$663,086
JPMorgan Mid Cap Equity Fund	241,956
JPMorgan Mid Cap Growth Fund	226,941
JPMorgan Mid Cap Value Fund	935,839
JPMorgan Value Advantage Fund	474,480

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2019 (amounts in thousands):

Qualified Dividend Income
JPMorgan Growth Advantage Fund	$35,076
JPMorgan Mid Cap Equity Fund	34,588
JPMorgan Mid Cap Growth Fund	23,093
JPMorgan Mid Cap Value Fund	264,620
JPMorgan Value Advantage Fund	234,470

74	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2019

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. June 2019.	AN-MC-619

Annual Report

J.P. Morgan Large Cap Funds

June 30, 2019

JPMorgan Equity Focus Fund

JPMorgan Equity Income Fund

JPMorgan Growth and Income Fund

JPMorgan Hedged Equity Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan U.S. Equity Fund

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan U.S. Research Enhanced Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	1

LETTER TO SHAREHOLDERS

July 31, 2019 (Unaudited)

Dear Shareholders,

Even as the pace of growth slowed, the global economic expansion continued and financial markets largely provided positive returns for the twelve months ended June 30, 2019. Central banks in the U.S. and elsewhere moved to support continued economic expansion in 2019, and low interest rates, growth in corporate profits and general investor optimism added further support to both equity and bond markets.

“We believe that a well-diversified portfolio and a patient outlook may best allow investors to benefit from market opportunities presented by the current economic backdrop.” — Andrea L. Lisher

The U.S. economy generally outpaced other developed market nations throughout the twelve month reporting period and the U.S. expansion became the longest on record by the end of June 2019. However, growth in U.S. gross domestic product (GDP) slowed significantly to 2.1% in the second quarter of 2019 from 3.1% in the first quarter. At the same time, the U.S. unemployment rate remained below 4% for all but one month of the reporting period.

After reaching record highs in August and September 2018, U.S. equity prices tumbled sharply in December amid investor concerns about slowing global growth, unresolved U.S.-China trade tensions and expectations for further interest rate increases by the U.S. Federal Reserve (the “Fed”). For the month of December, the S&P 500 Index fell by 9.03%.

By the end of 2018, the Fed indicated it would enact fewer-than-expected interest rate increases in 2019. In January 2019, financial markets began to stabilize and started a rebound that would push equity prices back to record highs at the end of April and again by mid-June. For the twelve month reporting period, the S&P 500 returned 10.42%.

In certain other developed economies, economic growth remained sluggish. The 19-nation euro area experienced a decline in GDP growth from 1.2% in the first quarter of 2019 to 1.1% in the second quarter of 2019. Notably, manufacturing data weakened in 2019. However, unemployment continued to fall throughout the reporting period and the 7.5% euro area jobless rate by the end June 2019 was the lowest since the 2008-09 financial crisis.

In response to slowing economic expansion, the potential for slowing job growth and declining consumer confidence, European Central Bank President Mario Draghi said the bank would loosen monetary policy in the absence of improvement in the economy of the European Union. Meanwhile, the Bank of England held interest rates steady as U.K. GDP growth rebounded to 1.8% in the first quarter of 2019 from 1.4% in the final quarter of 2018. Political uncertainty surrounding negotiations for U.K.’s exit from the European Union continued throughout the reporting period and the inability of Theresa May to win Parliamentary support for her proposed Brexit plan preceded her resignation as prime minister in June. For the twelve month reporting period, the MSCI EAFE Index returned 1.60%.

Following signs of slowing growth, China unveiled a range of policies intended to stimulate domestic demand, including tax cuts, infrastructure spending and measures to support bank lending. However, slowing global demand and an increase in U.S. tariffs on Chinese-made goods continued to weigh on the economy of China as well certain of its trading partners across Asia. During the second half of the reporting period, emerging markets largely benefitted investor appetite for higher yielding assets. While the MSCI Emerging Markets Index returned 1.61% for reporting period, the Bloomberg Barclays Emerging Markets Aggregate Index returned 10.95%.

Subsequent to the end of the reporting period, the Fed cut its benchmark interest rate for the first time in eleven years. The central bank cited slowing global growth and “muted inflation pressures” in its accompanying statement.

We believe that a well-diversified portfolio and a patient outlook may best allow investors to benefit from market opportunities presented by the current economic backdrop. We look forward to managing your investment needs for years to come. Thank you for entrusting J.P. Morgan Asset Management to manage assets on your behalf. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, J.P. Morgan Global Funds

J.P. Morgan Asset Management

J.P. Morgan Large Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

Global equity prices rebounded from two sharp sell-offs and U.S. equity largely outperformed both developed and emerging markets equity during the reporting period.

Growth in corporate profits, low interest rates and the continued growth in the global economy bolstered financial markets throughout the reporting period. However, investor concerns about the direction of U.S. interest rates, rising trade tensions and signs of slowing economic activity in China and Europe helped fuel significant market downturns in late 2018 and again in May 2019.

Leading equity indexes plummeted in the second half of December 2018 amid slowing global economic growth, unresolved U.S.-China trade tensions and investor concerns over rising interest rates.

However, financial market volatility stabilized in January and U.S. equity prices rebounded over the next few months and returned to record high levels by April 2019. Global equity markets slumped in May 2019 and leading indexes in the U.S. and Asian developed markets, as well as emerging markets, dropped by more than 6%. However, global equity prices rebounded again in June.

Within U.S. equity, large cap and mid cap stocks generally outperformed small cap stocks and growth stocks continued to outperform value stocks. For the twelve month reporting period, the S&P 500 returned 10.42% and the Russell 1000 Index returned 10.02%.

2	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

JPMorgan Equity Focus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	9.50%
S&P 500 Index	10.42%

Net Assets as of 6/30/2019 (In Thousands)	$106,828

INVESTMENT OBJECTIVE**

The JPMorgan Equity Focus Fund (the “Fund”) seeks long term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2019. The Fund’s security selection in the financials sector and its security selection and overweight position in the health care sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection in the materials and energy sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Kohl’s Corp., Concho Resources Inc. and Nvidia Corp. Shares of Kohl’s, a department store chain, fell after the company reported lower-than-expected earnings and sales for the first quarter of 2019 and reduced its forecast for the full year 2019. Shares of Concho Resources, an oil and gas producer, fell amid volatility in global oil prices during the reporting period. Shares of Nvidia, a semiconductors manufacturer, fell amid weak demand for its specialty semiconductors during the reporting period.

Leading individual contributors to relative performance included the Fund’s overweight positions in Ball Corp., AutoZone Inc. and Martin Marietta Materials Inc. Shares of Ball, a packaging manufacturer, rose after the company reported better-than-expected revenue for the first quarter of 2019. Shares of AutoZone, an automotive parts retailer, rose after the company reported better-than-expected earnings and sales for its fiscal third quarter. Shares of Martin Marietta Materials, a supplier of crushed stone, sand and gravel, rose after the company reaffirmed its full year 2019 earnings and revenue forecast.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection. As a result of this approach to stock selection, the Fund’s largest positions were in the information technology and financials sectors and the Fund’s smallest positions were in the consumer staples and utilities sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	6.8%
2.	Amazon.com, Inc.	4.8
3.	UnitedHealth Group, Inc.	3.9
4.	Mastercard, Inc., Class A	3.8
5.	Capital One Financial Corp.	3.7
6.	Loews Corp.	3.6
7.	Alphabet, Inc., Class C	3.4
8.	Delta Air Lines, Inc.	3.3
9.	Kinder Morgan, Inc.	3.2
10.	AutoZone, Inc.	3.2

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	19.7%
Financials	18.0
Health Care	10.2
Consumer Discretionary	9.6
Industrials	8.2
Communication Services	7.9
Materials	7.0
Energy	6.6
Real Estate	5.9
Utilities	2.7
Consumer Staples	1.6
Short-Term Investments	2.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	3

JPMorgan Equity Focus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 29, 2011
With Sales Charge*		3.50%	9.02%	12.11%
Without Sales Charge		9.22	10.21	12.87
CLASS C SHARES	July 29, 2011
With CDSC**		7.67	9.66	12.31
Without CDSC		8.67	9.66	12.31
CLASS I SHARES	July 29, 2011	9.50	10.49	13.16
CLASS R6 SHARES	October 1, 2018	9.72	10.53	13.18

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/29/11 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 29, 2011.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Focus Fund, the S&P 500 Index, the Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index from July 29, 2011 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index and the Lipper

Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Growth Funds Index are indexes based on the total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through July 31, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

JPMorgan Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	11.45%
Russell 1000 Value Index	8.46%

Net Assets as of 6/30/2019 (In Thousands)	$23,662,447

INVESTMENT OBJECTIVE

The JPMorgan Equity Income Fund (the “Fund”) seeks capital appreciation and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2019. The Fund’s security selection in the consumer discretionary and financials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s underweight position in the health care sector and its security selection in the real estate sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Air Products & Chemicals Inc., Microsoft Corp. and Dover Corp. Shares of Air Products & Chemicals, an industrial gases manufacturer, rose after the company reported better-than-expected earnings for the first quarter of 2019 and increased its forecast for full year 2019 earnings. Shares of Microsoft, a provider of software, services and devices, rose amid consistently better-than-expected quarterly earnings and revenue. Shares of Dover, an industrial equipment manufacturer, rose after the company reported better-than-expected earnings for the first quarter of 2019 and reaffirmed its earnings and revenue forecast for the full year 2019.

Leading individual detractors from relative performance included the Fund’s overweight positions in Altria Group Inc., Occidental Petroleum Inc. and Bristol-Myers Squibb Co. Shares of Altria Group, a manufacturer of tobacco products that was not held in the Benchmark, fell amid a decline in cigarette sales during the reporting period. Shares of Occidental Petroleum, an oil and gas exploration and production company, fell amid volatility in global oil prices and investor concern about the company’s planned $38 billion acquisition of Anadarko Petroleum Corp. Shares of Bristol-Myers Squibb, a pharmaceuticals company, fell ahead of the company’s planned $74 billion acquisition of Celgene Corp.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations have the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Chevron Corp.	3.4%
2.	Bank of America Corp.	2.9
3.	Microsoft Corp.	2.8
4.	CME Group, Inc.	2.6
5.	Pfizer, Inc.	2.3
6.	Comcast Corp., Class A	2.3
7.	PNC Financial Services Group, Inc. (The)	2.2
8.	BlackRock, Inc.	2.1
9.	ConocoPhillips	2.1
10.	Merck & Co., Inc.	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	25.6%
Health Care	11.1
Information Technology	10.4
Industrials	9.8
Consumer Discretionary	7.6
Energy	7.5
Consumer Staples	7.2
Utilities	5.1
Materials	4.4
Communication Services	3.9
Real Estate	3.0
Short-Term Investments	4.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	5

JPMorgan Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge*		5.35%	7.68%	13.50%
Without Sales Charge		11.17	8.86	14.11
CLASS C SHARES	November 4, 1997
With CDSC**		9.66	8.32	13.55
Without CDSC		10.66	8.32	13.55
CLASS I SHARES	July 2, 1987	11.45	9.12	14.41
CLASS R2 SHARES	February 28, 2011	10.90	8.57	13.85
CLASS R3 SHARES	September 9, 2016	11.20	8.85	14.11
CLASS R4 SHARES	September 9, 2016	11.46	9.12	14.41
CLASS R5 SHARES	February 28, 2011	11.67	9.34	14.59
CLASS R6 SHARES	January 31, 2012	11.72	9.42	14.64

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R4, and Class R5 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class I Shares.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar than those shown because Class R3 Shares currently have the same expenses as Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to February 28, 2011, Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Income Fund, the Russell 1000 Value Index and the Lipper Equity Income Funds Index from June 30, 2009 to June 30, 2019.

The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

JPMorgan Growth and Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	6.65%
Russell 1000 Value Index	8.46%

Net Assets as of 6/30/2019 (In Thousands)	$652,503

INVESTMENT OBJECTIVE**

The JPMorgan Growth and Income Fund (the “Fund”) seeks to provide capital growth over the long term and earn income from dividends.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2019. The Fund’s security selection in the health care and financials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and materials sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Bristol-Myers Squibb Co. and Altria Group Inc., and its underweight position in Procter & Gamble Co. Shares of Bristol-Myers Squibb, a pharmaceuticals company, fell ahead of the company’s planned $74 billion acquisition of Celgene Corp. Shares of Altria Group, a manufacturer of tobacco products that was not held in the Benchmark, fell amid a decline in cigarette sales during the reporting period. Shares of Procter & Gamble, a consumer products company, rose along with other large companies in the consumer staples sector as investors sought sectors largely unaffected by U.S.-China trade tariffs.

Leading individual contributors to relative performance included the Fund’s overweight positions in Microsoft Corp. and AutoZone Inc. and its underweight position in Intel Corp. Shares of Microsoft, a provider of software, services and devices, rose amid consistently better-than-expected quarterly earnings and revenue. Shares of AutoZone, an automotive parts retailer, rose after the company reported better-than-expected earnings and sales for its fiscal third quarter. Shares of Intel, a semiconductor manufacturer, fell along with the broader semiconductor sector amid a global oversupply of semiconductors during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The portfolio managers employed a bottom-up approach to security selection and fundamental research.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	3.2%
2.	Microsoft Corp.	2.8
3.	Chevron Corp.	2.7
4.	Morgan Stanley	2.3
5.	BlackRock, Inc.	2.1
6.	Berkshire Hathaway, Inc., Class B	2.1
7.	Hartford Financial Services Group, Inc. (The)	1.9
8.	Home Depot, Inc. (The)	1.7
9.	Parker-Hannifin Corp.	1.7
10.	Texas Instruments, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Financials	28.7%
Health Care	11.2
Information Technology	9.7
Industrials	9.4
Energy	9.2
Consumer Discretionary	7.4
Consumer Staples	5.5
Utilities	4.5
Communication Services	4.0
Materials	3.8
Real Estate	3.5
Short-Term Investments	3.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	7

JPMorgan Growth and Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 23, 1987
With Sales Charge*		1.05%	6.97%	13.08%
Without Sales Charge		6.65	8.13	13.69
CLASS C SHARES	January 2, 1998
With CDSC**		5.15	7.59	13.12
Without CDSC		6.15	7.59	13.12
CLASS I SHARES	January 25, 1996	6.94	8.39	13.99
CLASS R2 SHARES	November 2, 2015	6.39	7.93	13.58
CLASS R3 SHARES	July 31, 2017	6.66	8.14	13.69
CLASS R4 SHARES	July 31, 2017	6.94	8.40	13.99
CLASS R5 SHARES	November 2, 2015	7.08	8.53	14.06
CLASS R6 SHARES	November 2, 2015	7.19	8.59	14.09

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R3 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund, the Russell 1000 Value Index, the Lipper Large-Cap Value Funds Index and the Lipper Large-Cap Core Funds

Index from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Large-Cap Value Funds Index and the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index and the Lipper Large-Cap Core Funds Index are indexes based on the total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

JPMorgan Hedged Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	5.50%
S&P 500 Index	10.42%

Net Assets as of 6/30/2019 (In Thousands)	$5,055,806

INVESTMENT OBJECTIVE**

The JPMorgan Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2019. The Fund’s options hedge allowed the Fund to generally perform as designed, delivering returns with less volatility than the Benchmark during the reporting period. The Fund captured 53% of the Benchmark’s total return with about 52% of the Benchmark’s volatility during the twelve month reporting period.

The Fund’s security selection in the financials and basic materials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the industrial cyclical and technology sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in PVH Corp. and Nvidia Corp. and its underweight position in Facebook Inc. Shares of PVH, the parent company of the Calvin Klein and Tommy Hilfiger apparel brands, fell after the company reduced its earnings forecast for the full year 2019. Shares of Nvidia, a semiconductors manufacturer, fell amid weak demand for its specialty semiconductors during the reporting period. Shares of Facebook, a social media company, rose amid better-than-expected quarterly earnings and revenue.

Leading individual contributors to relative performance included the Fund’s overweight positions in AutoZone Inc., Microsoft Corp. and Norfolk Southern Corp. Shares of AutoZone, an automotive parts retailer, rose after the company reported better-than-expected earnings and sales for its fiscal third quarter. Shares of Microsoft, a provider of software, services and devices, rose amid consistently better-than-expected quarterly earnings and revenue. Shares of Norfolk Southern, a freight rail operator, rose after the company reported better-than-expected results for the first quarter of 2019.

HOW WAS THE FUND POSITIONED?

The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The option overlay is known as a “Put/Spread Collar” strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	4.9%
2.	Apple, Inc.	3.5
3.	Amazon.com, Inc.	3.4
4.	Berkshire Hathaway, Inc., Class B	1.6
5.	Alphabet, Inc., Class A	1.6
6.	Mastercard, Inc., Class A	1.5
7.	Chevron Corp.	1.5
8.	Alphabet, Inc., Class C	1.5
9.	Bank of America Corp.	1.5
10.	Comcast Corp., Class A	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	20.3%
Health Care	13.4
Financials	12.3
Consumer Discretionary	11.2
Communication Services	9.9
Industrials	9.1
Consumer Staples	5.3
Energy	4.8
Utilities	3.1
Materials	2.7
Real Estate	2.2
Put Options Purchased	1.3
Short-Term Investments	4.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	9

JPMorgan Hedged Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	December 13, 2013
With Sales Charge*		(0.26)%	4.98%	5.61%
Without Sales Charge		5.29	6.12	6.64
CLASS C SHARES	December 13, 2013
With CDSC**		3.76	5.60	6.12
Without CDSC		4.76	5.60	6.12
CLASS I SHARES	December 13, 2013	5.50	6.39	6.91
CLASS R5 SHARES	December 13, 2013	5.73	6.58	7.12
CLASS R6 SHARES	December 13, 2013	5.80	6.64	7.17

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/13/13 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 13, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity Fund, the S&P 500 Index, the ICE BofAML 3-Month U.S. Treasury Bill Index and the Lipper Alternative Long/Short Equity Funds Average from December 13, 2013 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofAML 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The performance of the Lipper Alternative Long/Short Equity Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month U.S.

Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofAML 3-Month U.S. Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index. The Lipper Alternative Long/Short Equity Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	13.95%
Russell 1000 Growth Index	11.56%

Net Assets as of 6/30/2019 (In Thousands)	$15,912,610

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2019. The Fund’s security selection in the health care sector and its security selection and overweight position in the financials sector were leading contributors to performance relative to the Benchmark. The Fund’s security selection in the consumer staples sector was the only significant sector detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in MercadoLibre Inc., ServiceNow Inc. and Mastercard Inc. Shares of MercadoLibre, an online commerce platform operator not held in the Benchmark, rose after the company reported a 50% jump in revenue for the first quarter of 2019. Shares of ServiceNow, a provider of enterprise computing technology, rose after subscription billings rose 34% in 2018 and the company forecast 31% growth in subscription billings for the full year 2019. Shares of Mastercard, a payments processing company, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2019.

Leading individual detractors from relative performance included the Fund’s overweight positions in Activision Blizzard Inc., Electronic Arts Inc. and Nvidia Corp. Shares of Activision Blizzard, a producer of video games and other interactive entertainment, fell amid weak growth in video game sales during the reporting period. Shares of Electronic Arts, a producer of video games and other interactive entertainment, fell amid a drop in revenue from mobile gaming and lower-than-expected live services revenue. Shares of Nvidia, a semiconductors manufacturer, fell amid weak demand for its specialty semiconductors during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	5.9%
2.	Amazon.com, Inc.	5.6
3.	Mastercard, Inc., Class A	4.7
4.	PayPal Holdings, Inc.	3.5
5.	ServiceNow, Inc.	3.0
6.	Alphabet, Inc., Class C	2.9
7.	Boeing Co. (The)	2.8
8.	Apple, Inc.	2.7
9.	Netflix, Inc.	2.6
10.	MercadoLibre, Inc. (Argentina)	2.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	36.0%
Consumer Discretionary	16.3
Health Care	14.1
Industrials	10.4
Communication Services	7.8
Financials	4.8
Consumer Staples	3.7
Investment of cash collateral from securities loaned	3.0
Materials	2.1
Real Estate	0.7
Short-Term Investments	1.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	11

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 22, 1994
With Sales Charge*		7.70%	13.75%	16.60%
Without Sales Charge		13.67	14.98	17.23
CLASS C SHARES	November 4, 1997
With CDSC**		12.11	14.41	16.56
Without CDSC		13.11	14.41	16.56
CLASS I SHARES	February 28, 1992	13.95	15.20	17.44
CLASS R2 SHARES	November 3, 2008	13.39	14.69	16.93
CLASS R3 SHARES	September 9, 2016	13.68	14.94	17.21
CLASS R4 SHARES	September 9, 2016	13.96	15.20	17.44
CLASS R5 SHARES	April 14, 2009	14.15	15.41	17.67
CLASS R6 SHARES	November 30, 2010	14.23	15.51	17.75

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 and Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R3 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

JPMorgan Large Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	1.25%
Russell 1000 Value Index	8.46%

Net Assets as of 6/30/2019 (In Thousands)	$1,411,128

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2019. The Fund’s security selection and overweight positions in the energy and consumer cyclical sectors were leading detractors from performance relative to the Benchmark. The Fund’s security selection and overweight position in the telecommunications sector and its security selection in the industrial cyclical sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Occidental Petroleum Corp. and Eastman Chemical Co. and its underweight position in Procter & Gamble Co. Shares of Occidental Petroleum, an oil and gas exploration and production company, fell amid volatility in global oil prices and investor concern about the company’s planned $38 billion acquisition of Anadarko Petroleum Corp. Shares of Eastman Chemical, fell after the company reported lower-than-expected earnings and revenue for the first quarter of 2019. Shares of Procter & Gamble, a consumer products company, rose along with other large companies in the consumer staples sector as investors appeared to seek sectors largely unaffected by U.S.-China trade tariffs.

Leading individual contributors to performance relative to the Benchmark included the Fund’s overweight positions in FMC Corp., Crown Holdings Inc. and Charter Communications Inc. Shares of FMC, a diversified chemicals manufacturer, rose after the company raised its earnings and revenue forecasts for the second quarter and full year 2019. Shares of Crown Holdings, a consumer products packaging maker, rose after the company reported earnings and revenue growth for the first quarter of 2019 and reaffirmed its forecast for the full year 2019. Shares of Charter Communications, a cable provider of video, internet and voice services, rose after the company reported better-than-expected revenue for the first quarter of 2019.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio manager combined a bottom-up fundamental approach to security selection with a systematic valuation process. Overall, the Fund’s portfolio manager looked to take advantage of mispriced stocks that he believed appeared attractive relative to their fair value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Comcast Corp., Class A	4.3%
2.	FMC Corp.	3.4
3.	Pfizer, Inc.	3.0
4.	Charter Communications, Inc., Class A	2.7
5.	Berkshire Hathaway, Inc., Class B	2.6
6.	Cigna Corp.	2.4
7.	Marathon Petroleum Corp.	2.4
8.	Bank of America Corp.	2.1
9.	General Dynamics Corp.	2.1
10.	KeyCorp	2.1

PORTFOLIO COMPOSITION BY SECTOR***
Financials	18.8%
Health Care	17.3
Communication Services	10.4
Energy	9.1
Consumer Discretionary	9.0
Real Estate	8.1
Materials	7.6
Industrials	6.3
Consumer Staples	5.1
Utilities	3.9
Information Technology	3.6
Short-Term Investments	0.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	13

JPMorgan Large Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge*		(4.25)%	6.54%	11.87%
Without Sales Charge		1.07	7.69	12.48
CLASS C SHARES	March 22, 1999
With CDSC**		(0.50)	7.13	11.89
Without CDSC		0.50	7.13	11.89
CLASS I SHARES	March 1, 1991	1.25	7.88	12.67
CLASS R2 SHARES	November 3, 2008	0.77	7.40	12.18
CLASS R3 SHARES	October 1, 2018	1.01	7.68	12.47
CLASS R4 SHARES	October 1, 2018	1.25	7.88	12.67
CLASS R5 SHARES	May 15, 2006	1.43	8.08	12.89
CLASS R6 SHARES	November 30, 2010	1.52	8.15	12.94

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the per- formance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Value Fund, the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

JPMorgan U.S. Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	9.60%
S&P 500 Index	10.42%

Net Assets as of 6/30/2019 (In Thousands)	$14,301,497

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2019. The Fund’s security selection in the energy sector and its security selection and overweight position in the health services & systems sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection in the auto & transportation sector and in the financials sector was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Nvidia Corp., PVH Corp. and Cigna Corp. Shares of Nvidia, a semiconductors manufacturer, fell amid weak demand for its specialty semiconductors during the reporting period. Shares of PVH, the parent company of the Calvin Klein and Tommy Hilfiger apparel brands, fell after the company reduced its earnings forecast for the full year 2019. Shares of Cigna, a health insurance provider, fell along with those of its sector peers following the introduction of the Medicare for All Act of 2019 in the U.S. House of Representatives.

Leading individual contributors to relative performance included the Fund’s overweight positions in AutoZone Inc., Norfolk Southern Corp. and Boston Scientific Co. Shares of AutoZone, an automotive parts retailer, rose after the company reported better-than-expected earnings and sales for its fiscal third quarter. Shares of Boston Scientific, a medical device manufacturer, rose after the company reported better-than-expected earnings and sales for the fourth quarter of 2018. Shares of Norfolk Southern, a freight rail operator, rose after the company reported better-than-expected results for the first quarter of 2019.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth. As a result of this approach to stock selection, the Fund’s largest overweight positions relative to the Benchmark for the twelve months ended June 30, 2019 were in the media and regional business sectors, while the Fund’s largest underweight positions were in the retail and financials sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	6.1%
2.	Amazon.com, Inc.	4.3
3.	Alphabet, Inc., Class A	3.0
4.	Coca-Cola Co. (The)	2.8
5.	Pfizer, Inc.	2.7
6.	Charter Communications, Inc., Class A	2.1
7.	Norfolk Southern Corp.	2.1
8.	Mastercard, Inc., Class A	2.1
9.	Apple, Inc.	2.0
10.	Northrop Grumman Corp.	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	22.6%
Health Care	13.8
Communication Services	12.5
Industrials	11.0
Consumer Discretionary	10.9
Financials	9.2
Energy	5.3
Consumer Staples	5.2
Utilities	3.9
Materials	2.5
Real Estate	2.4
Investment of cash collateral from securities loaned	0.1
Short-Term Investments	0.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	15

JPMorgan U.S. Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
With Sales Charge*		3.47%	8.56%	13.40%
Without Sales Charge		9.18	9.74	14.02
CLASS C SHARES	September 10, 2001
With CDSC**		7.63	9.19	13.44
Without CDSC		8.63	9.19	13.44
CLASS I SHARES	September 10, 2001	9.47	9.96	14.24
CLASS L SHARES	September 17, 1993	9.60	10.11	14.42
CLASS R2 SHARES	November 3, 2008	8.89	9.45	13.73
CLASS R3 SHARES	September 9, 2016	9.14	9.72	14.01
CLASS R4 SHARES	September 9, 2016	9.44	9.96	14.24
CLASS R5 SHARES	May 15, 2006	9.60	10.16	14.45
CLASS R6 SHARES	November 30, 2010	9.74	10.23	14.52

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)	7.11%
S&P 500 Index	10.42%

Net Assets as of 6/30/2019 (In Thousands)	$6,419,008

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Large Cap Core Plus Fund (the “Fund”) seeks to provide a high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2019. The Fund’s security selection in the financials and energy sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the industrials and consumer discretionary sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight long positions in Nvidia Corp., PVH Corp. and Cigna Corp. Shares of Nvidia, a semiconductors manufacturer, fell amid weak demand for its specialty semiconductors during the reporting period. Shares of PVH, the parent company of the Calvin Klein and Tommy Hilfiger apparel brands, fell after the company reduced its earnings forecast for the full year 2019. Shares of Cigna, a health insurance provider, fell along with those of its sector peers following the introduction of the Medicare for All Act of 2019 in the U.S. House of Representatives.

Leading individual contributors to relative performance included the Fund’s overweight long positions in AutoZone Inc., Norfolk Southern Co. and Boston Scientific Corp. Shares of AutoZone, an automotive parts retailer, rose after the company reported better-than-expected earnings and sales for its fiscal third quarter. Shares of Norfolk Southern, a freight rail operator, rose after the company reported better-than-expected results for the first quarter of 2019. Shares of Boston Scientific, a medical device manufacturer, rose after the company reported better-than-expected earnings and sales for the fourth quarter of 2018.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine their underlying value and potential for future earnings growth. Overall, the Fund’s portfolio managers aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for over-

valued stocks in which to take short positions. The long-to-short exposure ratio at the end of the reporting period was 123% to 23%.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2019	J.P. MORGAN EQUITY FUNDS	17

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	Microsoft Corp.	4.9%
2.	Amazon.com, Inc.	3.3
3.	Apple, Inc.	2.0
4.	Alphabet, Inc., Class A	2.0
5.	Linde plc (United Kingdom)	1.9
6.	Alphabet, Inc., Class C	1.8
7.	Comcast Corp., Class A	1.8
8.	Honeywell International, Inc.	1.7
9.	Marathon Petroleum Corp.	1.7
10.	Pfizer, Inc.	1.6

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	Exxon Mobil Corp.	3.3%
2.	Omnicom Group, Inc.	2.4
3.	Dominion Energy, Inc.	2.4
4.	Henry Schein, Inc.	2.3
5.	Western Digital Corp.	2.0
6.	3M Co.	2.0
7.	Clorox Co. (The)	1.9
8.	eBay, Inc.	1.9
9.	CH Robinson Worldwide, Inc.	1.8
10.	Huntington Ingalls Industries, Inc.	1.8

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*
Information Technology	22.2%
Health Care	12.7
Communication Services	11.2
Consumer Discretionary	11.1
Financials	10.1
Industrials	9.9
Energy	6.8
Materials	4.4
Consumer Staples	4.3
Utilities	3.6
Real Estate	2.7
Short-Term Investments	1.0

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**
Industrials	16.8%
Energy	13.9
Information Technology	13.8
Health Care	10.4
Consumer Staples	9.1
Utilities	7.4
Consumer Discretionary	6.9
Financials	6.0
Communication Services	5.4
Materials	5.4
Real Estate	4.9

*	Percentages indicated are based on total long investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.
**	Percentages indicated are based on total short investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

18	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2005
With Sales Charge*		1.23%	7.73%	12.99%
Without Sales Charge		6.84	8.90	13.60
CLASS C SHARES	November 1, 2005
With CDSC**		5.31	8.36	13.03
Without CDSC		6.31	8.36	13.03
CLASS I SHARES	November 1, 2005	7.11	9.17	13.88
CLASS R2 SHARES	November 3, 2008	6.45	8.59	13.29
CLASS R5 SHARES	May 15, 2006	7.14	9.33	14.08
CLASS R6 SHARES	November 1, 2017	7.27	9.37	14.10

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Large Cap Core Plus Fund, the S&P 500 Index and the Lipper Alternative Active Extension Funds Average from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the

Lipper Alternative Active Extension Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot directly invest in an index. The Lipper Alternative Active Extension Funds Average is an average based on total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2019	J.P. MORGAN EQUITY FUNDS	19

JPMorgan U.S. Research Enhanced Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	9.66%
S&P 500 Index	10.42%

Net Assets as of 6/30/2019 (In Thousands)	$5,815,346

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Research Enhanced Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2019. The Fund’s security selection in the financials and basic materials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the industrial cyclical and technology sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in PVH Corp. and NVidia Corp. and its underweight position in Facebook Inc. Shares of PVH, the parent company of the Calvin Klein and Tommy Hilfiger apparel brands, fell after the company reduced its earnings forecast for the full year 2019. Shares of Nvidia, a semiconductors manufacturer, fell amid weak demand for its specialty semiconductors during the reporting period. Shares of Facebook, a social media company, rose amid better-than-expected quarterly earnings and revenue.

Leading individual contributors to relative performance included the Fund’s overweight positions in AutoZone Inc., Microsoft Corp. and Norfolk Southern Corp. Shares of AutoZone, an automotive parts retailer, rose after the company reported better-than-expected earnings and sales for its fiscal third quarter. Shares of Microsoft, a provider of software, services and devices, rose amid consistently better-than-expected quarterly earnings and revenue. Shares of Norfolk Southern, a freight rail operator, rose after the company reported better-than-expected results for the first quarter of 2019.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers attempted to construct the portfolio so that stock selection was the principal source of potential excess return. The Fund’s portfolio managers sought investment opportunities in companies that they believed were attractive based on valuation and strong fundamentals.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	5.1%
2.	Apple, Inc.	3.7
3.	Amazon.com, Inc.	3.6
4.	Berkshire Hathaway, Inc., Class B	1.7
5.	Alphabet, Inc., Class A	1.6
6.	Mastercard, Inc., Class A	1.6
7.	Chevron Corp.	1.6
8.	Alphabet, Inc., Class C	1.5
9.	Bank of America Corp.	1.5
10.	Comcast Corp., Class A	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	21.4%
Health Care	14.1
Financials	13.0
Consumer Discretionary	11.8
Communication Services	10.4
Industrials	9.6
Consumer Staples	5.5
Energy	5.1
Utilities	3.3
Materials	2.8
Real Estate	2.3
Short-Term Investments	0.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

20	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2019

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge*		3.66%	7.68%	13.30%
Without Sales Charge		9.39	8.84	13.92
CLASS I SHARES	September 10, 2001	9.65	9.12	14.21
CLASS L SHARES	January 3, 1997	9.66	9.20	14.34
CLASS R6 SHARES	March 23, 2003	9.78	9.31	14.45

*	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Research Enhanced Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2019	J.P. MORGAN EQUITY FUNDS	21

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.3%

Airlines — 3.2%

Delta Air Lines, Inc.	61	3,465

Banks — 2.3%

Bank of America Corp.	85	2,470

Biotechnology — 0.8%

Vertex Pharmaceuticals, Inc. *	5	849

Capital Markets — 5.6%

Charles Schwab Corp. (The)	50	2,006

S&P Global, Inc.	9	2,000

T. Rowe Price Group, Inc.	18	2,025

		6,031

Commercial Services & Supplies — 2.3%

Waste Connections, Inc.	26	2,479

Construction Materials — 3.0%

Martin Marietta Materials, Inc.	14	3,204

Consumer Finance — 3.7%

Capital One Financial Corp.	43	3,905

Containers & Packaging — 4.0%

Ball Corp.	29	2,058

Packaging Corp. of America	23	2,169

		4,227

Electric Utilities — 2.7%

Xcel Energy, Inc.	48	2,855

Entertainment — 3.1%

Spotify Technology SA *	10	1,472

Take-Two Interactive Software, Inc. *	16	1,848

		3,320

Equity Real Estate Investment Trusts (REITs) — 5.9%

Federal Realty Investment Trust	26	3,371

Public Storage	12	2,961

		6,332

Food & Staples Retailing — 1.6%

Walgreens Boots Alliance, Inc.	32	1,722

Health Care Equipment & Supplies — 2.5%

DexCom, Inc. *	5	803

Intuitive Surgical, Inc. *	4	1,838

		2,641

Health Care Providers & Services — 3.9%

UnitedHealth Group, Inc.	17	4,110

Insurance — 6.4%

American International Group, Inc.	57	3,016

INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — continued

Loews Corp.	70	3,834

		6,850

Interactive Media & Services — 3.4%

Alphabet, Inc., Class C *	3	3,586

Internet & Direct Marketing Retail — 4.8%

Amazon.com, Inc. *	3	5,137

IT Services — 5.2%

Mastercard, Inc., Class A	15	4,033

PayPal Holdings, Inc. *	13	1,517

		5,550

Machinery — 2.6%

Parker-Hannifin Corp.	6	1,070

Stanley Black & Decker, Inc.	12	1,694

		2,764

Media — 1.4%

DISH Network Corp., Class A *	40	1,526

Multiline Retail — 1.6%

Kohl’s Corp.	36	1,724

Oil, Gas & Consumable Fuels — 6.6%

Concho Resources, Inc.	10	1,043

Kinder Morgan, Inc.	165	3,439

Marathon Petroleum Corp.	46	2,555

		7,037

Pharmaceuticals — 3.0%

Pfizer, Inc.	75	3,237

Semiconductors & Semiconductor Equipment — 1.0%

QUALCOMM, Inc.	14	1,079

Software — 10.4%

Microsoft Corp.	55	7,302

salesforce.com, Inc. *	13	1,940

ServiceNow, Inc. *	7	1,884

		11,126

Specialty Retail — 3.2%

AutoZone, Inc. *	3	3,432

Technology Hardware, Storage & Peripherals — 3.1%

Apple, Inc.	17	3,311

Total Common Stocks (Cost $72,201)		103,969

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 2.6%

Investment Companies — 2.6%

JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a) (b) (Cost $2,779)	2,778	2,779

Total Investments — 99.9% (Cost $74,980)		106,748
Other Assets Less Liabilities — 0.1%		80

NET ASSETS — 100.0%		106,828

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	23

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 95.5%

Aerospace & Defense — 1.8%

General Dynamics Corp.	2,319	421,613

Banks — 9.5%

Bank of America Corp.	23,852	691,717

BB&T Corp.	5,507	270,545

Cullen/Frost Bankers, Inc.	1,109	103,840

M&T Bank Corp.	458	77,899

PNC Financial Services Group, Inc. (The)	3,755	515,506

US Bancorp	4,792	251,126

Wells Fargo & Co.	7,203	340,822

		2,251,455

Beverages — 2.4%

Coca-Cola Co. (The)	5,964	303,686

PepsiCo, Inc.	1,964	257,495

		561,181

Biotechnology — 0.5%

Gilead Sciences, Inc.	1,781	120,339

Capital Markets — 6.1%

BlackRock, Inc.	1,056	495,753

CME Group, Inc.	3,148	611,011

Northern Trust Corp.	1,377	123,951

T. Rowe Price Group, Inc.	1,980	217,249

		1,447,964

Chemicals — 4.4%

Air Products & Chemicals, Inc.	1,882	426,033

Corteva, Inc. *	1,916	56,644

Dow, Inc.	531	26,200

DuPont de Nemours, Inc.	1,916	143,802

PPG Industries, Inc.	2,505	292,344

RPM International, Inc.	1,464	89,489

		1,034,512

Commercial Services & Supplies — 0.7%

Republic Services, Inc.	1,782	154,383

Consumer Finance — 1.7%

Capital One Financial Corp.	2,350	213,252

Discover Financial Services	2,408	186,838

		400,090

Distributors — 0.4%

Genuine Parts Co.	985	102,058

Diversified Telecommunication Services — 1.6%

Verizon Communications, Inc.	6,800	388,482

INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — 2.6%

NextEra Energy, Inc.	1,728	353,896

Xcel Energy, Inc.	4,516	268,634

		622,530

Equity Real Estate Investment Trusts (REITs) — 3.0%

Alexandria Real Estate Equities, Inc.	605	85,333

AvalonBay Communities, Inc.	1,147	233,025

Boston Properties, Inc.	851	109,744

Simon Property Group, Inc.	970	154,988

Vornado Realty Trust	2,067	132,521

		715,611

Food & Staples Retailing — 0.8%

Walmart, Inc.	1,690	186,733

Food Products — 1.2%

Mondelez International, Inc., Class A	5,460	294,278

Health Care Equipment & Supplies — 2.8%

Abbott Laboratories	1,531	128,729

Becton Dickinson and Co.	1,083	273,006

Medtronic plc	2,733	266,151

		667,886

Hotels, Restaurants & Leisure — 3.3%

Las Vegas Sands Corp.	3,156	186,511

McDonald’s Corp.	1,985	412,114

Starbucks Corp.	1,029	86,282

Wyndham Hotels & Resorts, Inc.	1,718	95,753

		780,660

Household Products — 1.3%

Procter & Gamble Co. (The)	2,734	299,799

Industrial Conglomerates — 0.9%

Honeywell International, Inc.	1,204	210,239

Insurance — 8.3%

Arthur J Gallagher & Co.	2,190	191,861

Chubb Ltd.	1,522	224,219

Cincinnati Financial Corp.	657	68,092

Hartford Financial Services Group, Inc. (The)	6,222	346,671

Marsh & McLennan Cos., Inc.	632	63,086

MetLife, Inc.	5,125	254,552

Progressive Corp. (The)	1,776	141,979

Prudential Financial, Inc.	3,212	324,385

Travelers Cos., Inc. (The)	2,282	341,178

		1,956,023

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

IT Services — 2.6%

Accenture plc, Class A	998	184,442

Automatic Data Processing, Inc.	1,115	184,353

Fidelity National Information Services, Inc.	2,086	255,960

		624,755

Leisure Products — 0.8%

Hasbro, Inc.	1,709	180,558

Machinery — 5.3%

Deere & Co.	1,041	172,559

Dover Corp.	3,458	346,525

Illinois Tool Works, Inc.	1,631	245,977

Parker-Hannifin Corp.	1,546	262,886

Stanley Black & Decker, Inc.	1,522	220,081

		1,248,028

Media — 2.2%

Comcast Corp., Class A	12,564	531,206

Multi-Utilities — 2.5%

CMS Energy Corp.	3,769	218,291

DTE Energy Co.	399	50,989

NiSource, Inc.	5,241	150,936

Public Service Enterprise Group, Inc.	2,753	161,925

		582,141

Oil, Gas & Consumable Fuels — 7.5%

Chevron Corp.	6,392	795,472

ConocoPhillips	8,088	493,369

Exxon Mobil Corp.	4,353	333,607

Valero Energy Corp.	1,765	151,074

		1,773,522

Pharmaceuticals — 7.8%

Bristol-Myers Squibb Co.	5,374	243,709

Eli Lilly & Co.	2,589	286,839

Johnson & Johnson	2,143	298,412

Merck & Co., Inc.	5,622	471,422

Pfizer, Inc.	12,656	548,246

		1,848,628

Road & Rail — 1.2%

Norfolk Southern Corp.	1,406	280,357

Semiconductors & Semiconductor Equipment — 3.7%

Analog Devices, Inc.	3,792	428,040

Texas Instruments, Inc.	3,795	435,502

		863,542

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — 2.7%

Microsoft Corp.	4,854	650,176

Specialty Retail — 2.3%

Home Depot, Inc. (The)	1,813	377,105

Tiffany & Co.	1,844	172,663

		549,768

Technology Hardware, Storage & Peripherals — 1.3%

Apple, Inc.	1,598	316,319

Textiles, Apparel & Luxury Goods — 0.7%

VF Corp.	2,011	175,628

Tobacco — 1.6%

Altria Group, Inc.	4,232	200,365

Philip Morris International, Inc.	2,128	167,093

		367,458

Total Common Stocks (Cost $16,671,384)		22,607,922

Short-Term Investments — 4.5%

Investment Companies — 4.5%

JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a) (b) (Cost $1,052,234)	1,051,895	1,052,315

Total Investments — 100.0% (Cost $17,723,618)		23,660,237
Other Assets Less Liabilities — 0.0% (c)		2,210

NET ASSETS — 100.0%		23,662,447

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2019.
(c)	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	25

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.8%

Aerospace & Defense — 2.6%

General Dynamics Corp.	43	7,745

United Technologies Corp.	73	9,505

		17,250

Banks — 12.1%

Bank of America Corp.	723	20,955

BB&T Corp.	129	6,358

Citigroup, Inc.	96	6,741

Citizens Financial Group, Inc.	125	4,413

Cullen/Frost Bankers, Inc.	37	3,437

M&T Bank Corp.	38	6,378

PNC Financial Services Group, Inc. (The)	66	9,102

SunTrust Banks, Inc.	126	7,938

US Bancorp	133	6,990

Wells Fargo & Co.	137	6,497

		78,809

Beverages — 0.6%

PepsiCo, Inc.	28	3,672

Biotechnology — 1.6%

AbbVie, Inc.	71	5,170

Gilead Sciences, Inc.	75	5,094

		10,264

Capital Markets — 7.5%

BlackRock, Inc.	30	13,891

Charles Schwab Corp. (The)	74	2,974

Goldman Sachs Group, Inc. (The)	33	6,834

Morgan Stanley	348	15,263

T. Rowe Price Group, Inc.	93	10,203

		49,165

Chemicals — 2.6%

Air Products & Chemicals, Inc.	29	6,451

Axalta Coating Systems Ltd. *	102	3,034

Corteva, Inc. *	65	1,917

Dow, Inc.	21	1,029

DuPont de Nemours, Inc.	65	4,867

		17,298

Consumer Finance — 1.9%

Capital One Financial Corp.	63	5,735

Discover Financial Services	83	6,440

		12,175

Containers & Packaging — 1.1%

Ball Corp.	54	3,744

Sealed Air Corp.	85	3,628

		7,372

INVESTMENTS	SHARES (000)	VALUE ($000)

Distributors — 0.6%

Genuine Parts Co.	36	3,760

Diversified Financial Services — 2.1%

Berkshire Hathaway, Inc., Class B *	64	13,579

Diversified Telecommunication Services — 1.4%

Verizon Communications, Inc.	158	9,016

Electric Utilities — 2.1%

Edison International	55	3,694

NextEra Energy, Inc.	25	5,203

Xcel Energy, Inc.	83	4,908

		13,805

Entertainment — 1.5%

Walt Disney Co. (The)	71	9,942

Equity Real Estate Investment Trusts (REITs) — 3.5%

AvalonBay Communities, Inc.	23	4,734

Crown Castle International Corp.	23	3,037

Simon Property Group, Inc.	25	4,010

Ventas, Inc.	96	6,541

Vornado Realty Trust	75	4,782

		23,104

Food & Staples Retailing — 1.0%

Walmart, Inc.	57	6,331

Food Products — 0.9%

Mondelez International, Inc., Class A	115	6,209

Health Care Equipment & Supplies — 2.1%

Becton Dickinson and Co.	35	8,719

Medtronic plc	53	5,162

		13,881

Health Care Providers & Services — 2.4%

Cigna Corp.	16	2,458

Humana, Inc.	16	4,351

UnitedHealth Group, Inc.	37	8,906

		15,715

Hotels, Restaurants & Leisure — 0.7%

Royal Caribbean Cruises Ltd.	35	4,279

Household Products — 1.3%

Colgate-Palmolive Co.	116	8,321

Industrial Conglomerates — 1.2%

Honeywell International, Inc.	44	7,665

Insurance — 5.4%

Chubb Ltd.	55	8,066

Hartford Financial Services Group, Inc. (The)	223	12,414

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — Continued

Loews Corp.	87	4,762

MetLife, Inc.	88	4,391

Prudential Financial, Inc.	57	5,737

		35,370

Interactive Media & Services — 0.7%

Alphabet, Inc., Class C *	4	4,301

IT Services — 1.0%

Fidelity National Information Services, Inc.	55	6,686

Machinery — 3.7%

Dover Corp.	67	6,701

Parker-Hannifin Corp.	67	11,442

Stanley Black & Decker, Inc.	40	5,756

		23,899

Media — 0.5%

Comcast Corp., Class A	79	3,340

Multiline Retail — 0.4%

Target Corp.	28	2,399

Multi-Utilities — 2.4%

CMS Energy Corp.	181	10,453

NiSource, Inc.	83	2,385

Public Service Enterprise Group, Inc.	53	3,117

		15,955

Oil, Gas & Consumable Fuels — 9.3%

Chevron Corp.	140	17,471

ConocoPhillips	168	10,277

EOG Resources, Inc.	61	5,697

Exxon Mobil Corp.	60	4,635

Marathon Petroleum Corp.	39	2,202

Phillips 66	47	4,349

Pioneer Natural Resources Co.	35	5,416

Valero Energy Corp.	72	6,155

Williams Cos., Inc. (The)	155	4,352

		60,554

Pharmaceuticals — 5.2%

Bristol-Myers Squibb Co.	95	4,313

Eli Lilly & Co.	27	2,998

Johnson & Johnson	37	5,098

Merck & Co., Inc.	132	11,091

Pfizer, Inc.	240	10,379

		33,879

INVESTMENTS	SHARES (000)	VALUE ($000)

Road & Rail — 1.2%

CSX Corp.	33	2,522

Kansas City Southern	41	5,019

		7,541

Semiconductors & Semiconductor Equipment — 4.3%

Analog Devices, Inc.	97	10,971

NXP Semiconductors NV (Netherlands)	59	5,779

Texas Instruments, Inc.	98	11,235

		27,985

Software — 2.9%

Microsoft Corp.	140	18,701

Specialty Retail — 4.4%

AutoZone, Inc. *	7	7,707

Home Depot, Inc. (The)	55	11,480

Lowe’s Cos., Inc.	66	6,610

Tiffany & Co.	35	3,268

		29,065

Technology Hardware, Storage & Peripherals — 1.6%

Apple, Inc.	52	10,331

Textiles, Apparel & Luxury Goods — 1.4%

NIKE, Inc., Class B	109	9,159

Tobacco — 1.8%

Altria Group, Inc.	117	5,540

Philip Morris International, Inc.	79	6,180

		11,720

Trading Companies & Distributors — 0.8%

Watsco, Inc.	33	5,364

Total Common Stocks (Cost $424,845)		637,861

Short-Term Investments — 3.1%

Investment Companies — 3.1%

JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a) (b) (Cost $20,397)	20,390	20,398

Total Investments — 100.9% (Cost $445,242)		658,259
Liabilities in Excess of Other Assets — (0.9)%		(5,756)

NET ASSETS — 100.0%		652,503

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	27

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.4%

Aerospace & Defense — 2.3%

Boeing Co. (The)	52	19,041

General Dynamics Corp. (a)	223	40,517

Northrop Grumman Corp. (a)	56	18,075

United Technologies Corp.	287	37,422

		115,055

Airlines — 0.4%

Delta Air Lines, Inc.	199	11,294

Southwest Airlines Co.	95	4,804

United Continental Holdings, Inc. *	49	4,289

		20,387

Auto Components — 0.4%

BorgWarner, Inc.	241	10,112

Magna International, Inc. (Canada)	189	9,389

		19,501

Automobiles — 0.2%

General Motors Co.	303	11,676

Banks — 4.8%

Bank of America Corp.	2,636	76,430

Citigroup, Inc.	940	65,816

Citizens Financial Group, Inc.	168	5,930

KeyCorp	1,386	24,599

Regions Financial Corp.	476	7,118

SunTrust Banks, Inc.	388	24,359

Wells Fargo & Co. (a)	809	38,272

		242,524

Beverages — 2.3%

Coca-Cola Co. (The) (a)	1,441	73,401

Constellation Brands, Inc., Class A	41	8,033

Molson Coors Brewing Co., Class B (a)	179	10,010

PepsiCo, Inc. (a)	186	24,367

		115,811

Biotechnology — 2.0%

AbbVie, Inc. (a)	83	6,070

Alexion Pharmaceuticals, Inc. *	125	16,341

Amgen, Inc.	37	6,730

Biogen, Inc. *	77	18,118

Celgene Corp. *	201	18,574

Gilead Sciences, Inc.	77	5,199

Regeneron Pharmaceuticals, Inc. *	40	12,486

Vertex Pharmaceuticals, Inc. *	108	19,766

		103,284

INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 0.3%

Masco Corp.	393	15,433

Capital Markets — 3.0%

Ameriprise Financial, Inc.	68	9,900

Bank of New York Mellon Corp. (The)	113	5,002

Charles Schwab Corp. (The)	524	21,058

CME Group, Inc.	25	4,921

Franklin Resources, Inc.	362	12,594

Intercontinental Exchange, Inc.	395	33,909

Invesco Ltd.	365	7,470

Morgan Stanley	961	42,090

TD Ameritrade Holding Corp.	312	15,593

		152,537

Chemicals — 2.1%

Celanese Corp.	122	13,140

Corteva, Inc. *	309	9,142

Dow, Inc.	387	19,075

DuPont de Nemours, Inc.	220	16,536

Eastman Chemical Co.	298	23,186

Linde plc (United Kingdom)	79	15,879

LyondellBasell Industries NV, Class A	60	5,151

RPM International, Inc.	41	2,480

		104,589

Commercial Services & Supplies — 0.2%

Cintas Corp.	13	3,006

Waste Management, Inc.	42	4,869

		7,875

Communications Equipment — 0.4%

Cisco Systems, Inc.	286	15,643

Motorola Solutions, Inc.	21	3,420

		19,063

Consumer Finance — 1.1%

American Express Co.	174	21,494

Capital One Financial Corp.	253	22,936

Synchrony Financial	288	9,995

		54,425

Containers & Packaging — 0.6%

Avery Dennison Corp.	60	6,971

Crown Holdings, Inc. *	164	10,032

Packaging Corp. of America	63	6,034

Westrock Co.	183	6,671

		29,708

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Diversified Consumer Services — 0.0% (b)

H&R Block, Inc.	82	2,411

Diversified Financial Services — 1.7%

Berkshire Hathaway, Inc., Class B * (a)	395	84,113

Diversified Telecommunication Services — 1.1%

Verizon Communications, Inc. (a)	978	55,881

Electric Utilities — 2.9%

American Electric Power Co., Inc.	289	25,404

Edison International	293	19,758

Exelon Corp.	719	34,449

FirstEnergy Corp.	3	112

NextEra Energy, Inc. (a)	188	38,458

Xcel Energy, Inc. (a)	471	28,047

		146,228

Electrical Equipment — 0.9%

Eaton Corp. plc	498	41,509

Emerson Electric Co.	43	2,896

		44,405

Entertainment — 1.9%

Electronic Arts, Inc. *	239	24,226

Netflix, Inc. * (a)	112	41,129

Walt Disney Co. (The) (a)	237	33,036

		98,391

Equity Real Estate Investment Trusts (REITs) — 2.3%

AvalonBay Communities, Inc.	113	22,874

Boston Properties, Inc.	42	5,450

Digital Realty Trust, Inc.	31	3,682

Equinix, Inc.	18	8,976

Equity Residential	86	6,531

Federal Realty Investment Trust	76	9,831

Host Hotels & Resorts, Inc.	348	6,341

Mid-America Apartment Communities, Inc.	22	2,638

Prologis, Inc.	290	23,266

Public Storage	22	5,190

Ventas, Inc.	115	7,830

Vornado Realty Trust	211	13,553

		116,162

Food Products — 0.9%

Conagra Brands, Inc.	101	2,684

General Mills, Inc.	141	7,384

Mondelez International, Inc., Class A (a)	671	36,193

		46,261

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — 3.1%

Baxter International, Inc.	70	5,708

Becton Dickinson and Co. (a)	33	8,228

Boston Scientific Corp. *	1,078	46,329

Danaher Corp.	26	3,646

Intuitive Surgical, Inc. *	16	8,613

Medtronic plc (a)	485	47,259

Zimmer Biomet Holdings, Inc. (a)	302	35,522

		155,305

Health Care Providers & Services — 2.8%

Anthem, Inc.	86	24,346

Cigna Corp. (a)	284	44,812

CVS Health Corp.	76	4,121

McKesson Corp.	11	1,458

UnitedHealth Group, Inc. (a)	265	64,763

		139,500

Hotels, Restaurants & Leisure — 1.1%

Hilton Worldwide Holdings, Inc.	186	18,190

Royal Caribbean Cruises Ltd.	43	5,239

Yum! Brands, Inc.	310	34,291

		57,720

Household Durables — 0.2%

Lennar Corp., Class A	249	12,079

Household Products — 1.0%

Procter & Gamble Co. (The) (a)	465	50,976

Industrial Conglomerates — 1.1%

Honeywell International, Inc. (a)	316	55,237

Insurance — 2.3%

Allstate Corp. (The)	139	14,166

American International Group, Inc.	359	19,130

Arthur J Gallagher & Co.	85	7,428

Everest Re Group Ltd.	27	6,728

Hartford Financial Services Group, Inc. (The)	365	20,313

Lincoln National Corp.	256	16,470

MetLife, Inc. (a)	655	32,536

		116,771

Interactive Media & Services — 4.1%

Alphabet, Inc., Class A * (a)	76	81,751

Alphabet, Inc., Class C * (a)	71	76,928

Facebook, Inc., Class A * (a)	260	50,192

		208,871

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	29

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Internet & Direct Marketing Retail — 4.1%

Amazon.com, Inc. * (a)	94	178,512

Booking Holdings, Inc. *	4	7,893

Expedia Group, Inc.	142	18,955

		205,360

IT Services — 5.7%

Accenture plc, Class A	108	19,974

Automatic Data Processing, Inc. (a)	366	60,453

Cognizant Technology Solutions Corp., Class A	275	17,451

Fidelity National Information Services, Inc.	36	4,397

First Data Corp., Class A *	197	5,321

Mastercard, Inc., Class A	300	79,457

PayPal Holdings, Inc. * (a)	439	50,199

Visa, Inc., Class A (a)	292	50,739

		287,991

Life Sciences Tools & Services — 1.2%

Agilent Technologies, Inc.	66	4,919

Illumina, Inc. *	30	11,114

Thermo Fisher Scientific, Inc.	156	45,855

		61,888

Machinery — 2.4%

Caterpillar, Inc.	20	2,658

Cummins, Inc.	148	25,348

Deere & Co.	92	15,230

Ingersoll-Rand plc	162	20,485

PACCAR, Inc. (a)	338	24,192

Parker-Hannifin Corp.	27	4,607

Snap-on, Inc.	49	8,047

Stanley Black & Decker, Inc.	141	20,375

		120,942

Media — 2.9%

Altice USA, Inc., Class A *	322	7,843

Charter Communications, Inc., Class A * (a)	102	40,158

Comcast Corp., Class A (a)	1,788	75,606

Discovery, Inc., Class A *	426	13,093

Discovery, Inc., Class C *	428	12,184

		148,884

Metals & Mining — 0.1%

Freeport-McMoRan, Inc.	274	3,186

Newmont Goldcorp Corp.	96	3,710

		6,896

Multiline Retail — 0.3%

Dollar General Corp.	115	15,554

INVESTMENTS	SHARES (000)	VALUE ($000)

Multi-Utilities — 0.4%

Sempra Energy	137	18,873

Oil, Gas & Consumable Fuels — 5.0%

Chevron Corp. (a)	624	77,692

Concho Resources, Inc.	46	4,777

Diamondback Energy, Inc.	190	20,662

EOG Resources, Inc. (a)	451	42,034

Exxon Mobil Corp. (a)	268	20,561

Marathon Petroleum Corp. (a)	655	36,602

ONEOK, Inc.	261	17,976

Parsley Energy, Inc., Class A *	118	2,245

Phillips 66	24	2,254

Pioneer Natural Resources Co. (a)	191	29,340

		254,143

Pharmaceuticals — 4.9%

Allergan plc	85	14,180

Bristol-Myers Squibb Co.	238	10,803

Eli Lilly & Co.	323	35,745

Johnson & Johnson (a)	416	57,973

Merck & Co., Inc. (a)	752	63,013

Pfizer, Inc. (a)	1,409	61,041

Zoetis, Inc.	27	3,030

		245,785

Road & Rail — 1.9%

Lyft, Inc., Class A *	100	6,591

Norfolk Southern Corp. (a)	251	50,002

Union Pacific Corp. (a)	245	41,366

		97,959

Semiconductors & Semiconductor Equipment — 4.0%

Analog Devices, Inc. (a)	444	50,151

Intel Corp.	190	9,099

Marvell Technology Group Ltd.	199	4,743

NVIDIA Corp. (a)	213	34,902

NXP Semiconductors NV (Netherlands)	156	15,188

QUALCOMM, Inc.	72	5,492

Teradyne, Inc.	376	17,998

Texas Instruments, Inc. (a)	570	65,448

		203,021

Software — 6.9%

Intuit, Inc.	80	21,003

Microsoft Corp. (a)	1,923	257,655

Oracle Corp.	324	18,433

salesforce.com, Inc. * (a)	283	42,973

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Software — continued

VMware, Inc., Class A	43	7,140

Workday, Inc., Class A *	9	1,930

		349,134

Specialty Retail — 4.7%

Advance Auto Parts, Inc.	85	13,139

AutoZone, Inc. * (a)	33	36,700

Best Buy Co., Inc.	284	19,796

Home Depot, Inc. (The) (a)	295	61,314

Lowe’s Cos., Inc.	379	38,267

O’Reilly Automotive, Inc. *	42	15,652

Ross Stores, Inc. (a)	242	23,969

TJX Cos., Inc. (The)	500	26,422

		235,259

Technology Hardware, Storage & Peripherals — 4.2%

Apple, Inc. (a)	924	182,874

Hewlett Packard Enterprise Co.	1,074	16,054

HP, Inc.	680	14,145

		213,073

Textiles, Apparel & Luxury Goods — 0.6%

NIKE, Inc., Class B	255	21,366

PVH Corp.	115	10,874

		32,240

Tobacco — 1.3%

Altria Group, Inc.	283	13,388

Philip Morris International, Inc.	637	50,029

		63,417

Trading Companies & Distributors — 0.1%

HD Supply Holdings, Inc. *	118	4,750

Wireless Telecommunication Services — 0.2%

T-Mobile US, Inc. *	104	7,673

Total Common Stocks (Cost $4,389,433)		4,975,021

INVESTMENTS	NO. OF CONTRACTS	VALUE ($000)
Options Purchased — 1.3%

Put Options Purchased — 1.3%

Index Funds — 1.3%

S&P 500 Index 9/30/2019 at USD 2,775.00, European Style Notional Amount: USD 2,572,863 Exchange Traded *	8,746	32,929

9/30/2019 at USD 2,780.00, European Style Notional Amount: USD 2,489,906 Exchange Traded *	8,464	32,628

Total Put Options Purchased		65,557

Total Options Purchased (Cost $67,168)		65,557

	SHARES (000)
Short-Term Investments — 4.6%

Investment Companies — 4.6%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.25% (c) (d) (Cost $232,451)	232,451	232,451

Total Investments — 104.3% (Cost $4,689,052)		5,273,029
Liabilities in Excess of Other Assets — (4.3)%		(217,223)

NET ASSETS — 100.0%		5,055,806

Percentages indicated are based on net assets.

Abbreviations
USD	United States Dollar

(a)	All or a portion of this security is segregated for options written.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	31

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

Futures contracts outstanding as of June 30, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts
S&P 500 E-Mini Index	522	09/2019	USD	76,838	1,239

Abbreviations

USD	United States Dollar

Written Call Options Contracts as of June 30, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange Traded	8,464	USD 2,489,906	USD 3,040	9/30/2019	(27,296)
S&P 500 Index	Exchange Traded	8,746	USD 2,572,863	USD 3,035	9/30/2019	(30,043)

						(57,339)

Written Put Options Contracts as of June 30, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange Traded	17,210	USD 5,062,769	USD 2,340	9/30/2019	(8,863)

						(8,863)

Total Written Options Contracts (Premiums Received $64,855)						(66,202)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.6%

Aerospace & Defense — 3.9%

Boeing Co. (The)	1,250	455,122

TransDigm Group, Inc. * (a)	354	171,023

		626,145

Automobiles — 0.3%

Tesla, Inc. * (a)	179	40,089

Beverages — 0.8%

Monster Beverage Corp. *	1,928	123,035

Biotechnology — 2.4%

Exact Sciences Corp. * (a)	1,990	234,947

Moderna, Inc. * (a)	1,501	21,978

Regeneron Pharmaceuticals, Inc. *	16	4,851

Vertex Pharmaceuticals, Inc. *	666	122,054

		383,830

Capital Markets — 5.0%

Charles Schwab Corp. (The)	1,583	63,630

Intercontinental Exchange, Inc. (a)	1,239	106,473

MarketAxess Holdings, Inc. (a)	659	211,719

MSCI, Inc.	399	95,158

S&P Global, Inc.	1,400	318,861

		795,841

Chemicals — 2.1%

Air Products & Chemicals, Inc.	725	164,186

Ecolab, Inc.	260	51,244

Sherwin-Williams Co. (The)	271	124,334

		339,764

Electrical Equipment — 0.2%

Rockwell Automation, Inc.	189	30,915

Electronic Equipment, Instruments & Components — 0.3%

Amphenol Corp., Class A	571	54,753

Entertainment — 2.7%

Netflix, Inc. *	1,173	430,903

Equity Real Estate Investment Trusts (REITs) — 0.7%

Equinix, Inc.	232	117,172

Food & Staples Retailing — 1.5%

Costco Wholesale Corp.	892	235,799

Health Care Equipment & Supplies — 7.0%

Abbott Laboratories	1,487	125,048

ABIOMED, Inc. *	165	42,929

Becton Dickinson and Co. (a)	202	51,007

Boston Scientific Corp. *	5,987	257,300

DexCom, Inc. * (a)	1,822	272,978

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued

Intuitive Surgical, Inc. * (a)	692	362,818

		1,112,080

Health Care Providers & Services — 0.2%

UnitedHealth Group, Inc.	142	34,704

Health Care Technology — 1.5%

Veeva Systems, Inc., Class A *	1,436	232,855

Hotels, Restaurants & Leisure — 2.7%

Chipotle Mexican Grill, Inc. *	218	159,548

Starbucks Corp.	3,263	273,529

		433,077

Industrial Conglomerates — 3.5%

Honeywell International, Inc.	1,226	214,082

Roper Technologies, Inc.	928	339,890

		553,972

Interactive Media & Services — 5.4%

Alphabet, Inc., Class C *	439	474,154

Facebook, Inc., Class A *	323	62,324

Match Group, Inc. (a)	3,541	238,203

Twitter, Inc. *	2,234	77,953

		852,634

Internet & Direct Marketing Retail — 9.0%

Amazon.com, Inc. *	487	922,207

GrubHub, Inc. * (a)	152	11,815

MercadoLibre, Inc. (Argentina) *	675	412,884

Wayfair, Inc., Class A * (a)	592	86,374

		1,433,280

IT Services — 13.7%

Mastercard, Inc., Class A	2,910	769,703

PayPal Holdings, Inc. *	5,069	580,215

Shopify, Inc., Class A (Canada) *	906	271,816

Square, Inc., Class A * (a)	1,511	109,564

Twilio, Inc., Class A * (a)	1,418	193,331

Visa, Inc., Class A	584	101,266

Worldpay, Inc., Class A *	1,239	151,876

		2,177,771

Life Sciences Tools & Services — 3.5%

Illumina, Inc. *	912	335,817

Thermo Fisher Scientific, Inc.	775	227,532

		563,349

Personal Products — 1.6%

Estee Lauder Cos., Inc. (The), Class A	1,403	256,830

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	33

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Professional Services — 1.7%

CoStar Group, Inc. *	485	268,719

Road & Rail — 1.5%

Lyft, Inc., Class A *	243	15,981

Norfolk Southern Corp.	1,106	220,419

		236,400

Semiconductors & Semiconductor Equipment — 4.5%

Advanced Micro Devices, Inc. * (a)	6,945	210,907

NVIDIA Corp.	660	108,321

QUALCOMM, Inc.	872	66,363

Texas Instruments, Inc.	1,443	165,622

Xilinx, Inc.	1,378	162,506

		713,719

Software — 16.1%

Adobe, Inc. *	184	54,098

Atlassian Corp. plc, Class A * (a)	1,851	242,159

Microsoft Corp.	7,287	976,153

salesforce.com, Inc. *	1,329	201,679

ServiceNow, Inc. *	1,779	488,529

Synopsys, Inc. *	1,322	170,077

Trade Desk, Inc. (The), Class A * (a)	1,386	315,794

Zendesk, Inc. * (a)	1,267	112,836

		2,561,325

Specialty Retail — 3.4%

Home Depot, Inc. (The)	1,412	293,599

Ross Stores, Inc.	2,549	252,694

		546,293

Technology Hardware, Storage & Peripherals — 2.8%

Apple, Inc.	2,272	449,677

Textiles, Apparel & Luxury Goods — 1.6%

Lululemon Athletica, Inc. *	1,376	248,041

Total Common Stocks (Cost $8,892,960)		15,852,972

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.1%

Investment Companies — 1.1%

JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (b) (c) (Cost $177,677)	177,612	177,684

Investment of Cash Collateral from Securities Loaned — 3.2%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (b) (c)	406,028	406,108

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (b) (c)	96,965	96,965

Total Investment of Cash Collateral from Securities Loaned (Cost $503,036)		503,073

Total Investments — 103.9% (Cost $9,573,673)		16,533,729
Liabilities in Excess of Other Assets — (3.9)%		(621,119)

NET ASSETS — 100.0%		15,912,610

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at June 30, 2019. The total value of securities on loan at June 30, 2019 is approximately $487,111,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.6%

Aerospace & Defense — 2.4%

Arconic, Inc.	166	4,297

General Dynamics Corp.	163	29,691

		33,988

Airlines — 1.6%

Southwest Airlines Co.	446	22,628

Automobiles — 1.0%

Ford Motor Co.	641	6,554

General Motors Co.	212	8,169

		14,723

Banks — 9.3%

Bank of America Corp.	1,033	29,948

Citigroup, Inc.	356	24,933

Citizens Financial Group, Inc.	396	14,006

East West Bancorp, Inc.	268	12,534

Huntington Bancshares, Inc.	480	6,634

KeyCorp	1,642	29,137

US Bancorp	258	13,498

		130,690

Beverages — 0.5%

Coca-Cola Co. (The)	146	7,414

Biotechnology — 0.8%

Alexion Pharmaceuticals, Inc. *	47	6,130

Gilead Sciences, Inc.	86	5,790

		11,920

Building Products — 0.8%

Owens Corning	192	11,192

Capital Markets — 2.5%

Intercontinental Exchange, Inc.	85	7,339

Morgan Stanley	637	27,916

		35,255

Chemicals — 6.0%

Celanese Corp.	51	5,465

DuPont de Nemours, Inc.	120	9,038

Eastman Chemical Co.	196	15,224

FMC Corp.	578	47,904

Linde plc (United Kingdom)	38	7,711

		85,342

Consumer Finance — 0.7%

Capital One Financial Corp.	117	10,598

Containers & Packaging — 1.5%

Crown Holdings, Inc. *	255	15,605

INVESTMENTS	SHARES (000)	VALUE ($000)

Containers & Packaging — continued

Westrock Co.	158	5,751

		21,356

Diversified Financial Services — 2.6%

Berkshire Hathaway, Inc., Class B *	171	36,431

Diversified Telecommunication Services — 1.5%

Verizon Communications, Inc.	373	21,304

Electric Utilities — 3.9%

American Electric Power Co., Inc.	163	14,381

Edison International	145	9,801

Exelon Corp.	156	7,464

NextEra Energy, Inc.	73	14,955

Xcel Energy, Inc.	136	8,085

		54,686

Electrical Equipment — 1.0%

Eaton Corp. plc	174	14,457

Equity Real Estate Investment Trusts (REITs) — 8.0%

Empire State Realty Trust, Inc., Class A	672	9,954

Equinix, Inc.	13	6,758

HCP, Inc.	461	14,749

Mid-America Apartment Communities, Inc.	89	10,457

Prologis, Inc.	122	9,772

SL Green Realty Corp.	164	13,157

Ventas, Inc.	353	24,134

VICI Properties, Inc.	648	14,284

WP Carey, Inc.	121	9,782

		113,047

Food & Staples Retailing — 1.3%

Sprouts Farmers Market, Inc. *	147	2,768

Walmart, Inc.	146	16,087

		18,855

Food Products — 1.7%

General Mills, Inc.	77	4,050

Kellogg Co.	106	5,673

Lamb Weston Holdings, Inc.	233	14,750

		24,473

Health Care Equipment & Supplies — 5.4%

Becton Dickinson and Co.	84	21,270

Boston Scientific Corp. *	570	24,498

Medtronic plc	75	7,304

Zimmer Biomet Holdings, Inc.	191	22,524

		75,596

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	35

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Providers & Services — 5.2%

Cigna Corp.	217	34,125

CVS Health Corp.	227	12,348

DaVita, Inc. *	290	16,321

Laboratory Corp. of America Holdings *	34	5,861

UnitedHealth Group, Inc.	17	4,221

		72,876

Hotels, Restaurants & Leisure — 2.0%

Carnival Corp.	246	11,456

Norwegian Cruise Line Holdings Ltd. *	315	16,877

		28,333

Household Durables — 2.0%

Lennar Corp., Class A	266	12,910

Mohawk Industries, Inc. *	101	14,836

		27,746

Household Products — 0.2%

Energizer Holdings, Inc.	83	3,223

Insurance — 3.6%

Everest Re Group Ltd.	15	3,807

Hartford Financial Services Group, Inc. (The)	155	8,620

Lincoln National Corp.	85	5,465

MetLife, Inc.	502	24,944

RenaissanceRe Holdings Ltd. (Bermuda)	43	7,637

		50,473

Interactive Media & Services — 0.9%

Alphabet, Inc., Class A *	12	12,777

IT Services — 1.4%

Cognizant Technology Solutions Corp., Class A	209	13,274

Fidelity National Information Services, Inc.	59	7,226

		20,500

Leisure Products — 0.7%

Brunswick Corp.	201	9,233

Machinery — 0.5%

Stanley Black & Decker, Inc.	46	6,652

Media — 7.5%

Altice USA, Inc., Class A *	280	6,828

Charter Communications, Inc., Class A *	96	37,937

Comcast Corp., Class A	1,430	60,477

		105,242

Oil, Gas & Consumable Fuels — 9.1%

Anadarko Petroleum Corp.	223	15,728

Chevron Corp.	206	25,647

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

Concho Resources, Inc.	132	13,578

Marathon Petroleum Corp.	609	34,031

Occidental Petroleum Corp.	161	8,115

Pioneer Natural Resources Co.	152	23,387

TC Energy Corp. (Canada)	148	7,319

		127,805

Pharmaceuticals — 5.8%

Eli Lilly & Co.	110	12,194

Merck & Co., Inc.	336	28,173

Pfizer, Inc.	955	41,358

		81,725

Semiconductors & Semiconductor Equipment — 1.1%

Analog Devices, Inc.	81	9,142

First Solar, Inc. *	88	5,747

		14,889

Software — 1.1%

LogMeIn, Inc.	88	6,447

Microsoft Corp.	66	8,828

		15,275

Specialty Retail — 2.3%

Advance Auto Parts, Inc.	90	13,842

Best Buy Co., Inc.	88	6,150

Lowe’s Cos., Inc.	121	12,240

		32,232

Textiles, Apparel & Luxury Goods — 1.0%

Levi Strauss & Co., Class A *	123	2,568

PVH Corp.	86	8,101

Tapestry, Inc.	99	3,129

		13,798

Tobacco — 1.2%

Philip Morris International, Inc.	219	17,159

Wireless Telecommunication Services — 0.5%

T-Mobile US, Inc. *	97	7,184

Total Common Stocks (Cost $1,282,012)		1,391,077

	NO. OF WARRANTS (000)
Warrants — 0.0%

Consumer Finance — 0.0%

Emergent Capital, Inc. expiring 10/1/2019, price 10.75 USD * (Cost $—)	36	—	(a)

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 0.8%

Investment Companies — 0.8%

JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (b) (c) (Cost $11,519)	11,515	11,520

Total Investments — 99.4% (Cost $1,293,531)		1,402,597
Other Assets Less Liabilities — 0.6%		8,531

NET ASSETS — 100.0%		1,411,128

Percentages indicated are based on net assets.

Abbreviations

USD	United States Dollar

(a)	Amount rounds to less than one thousand.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	37

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.6%

Aerospace & Defense — 5.1%

Boeing Co. (The)	335	122,121

General Dynamics Corp.	1,532	278,615

Northrop Grumman Corp.	900	290,701

United Technologies Corp.	239	31,156

		722,593

Air Freight & Logistics — 0.2%

United Parcel Service, Inc., Class B	214	22,149

Auto Components — 0.1%

BorgWarner, Inc.	342	14,353

Banks — 4.6%

Bank of America Corp.	2,577	74,728

Citigroup, Inc.	1,034	72,385

First Republic Bank	48	4,734

Huntington Bancshares, Inc.	8,784	121,399

KeyCorp	8,217	145,853

SunTrust Banks, Inc.	1,475	92,679

SVB Financial Group *	508	114,051

Wells Fargo & Co.	610	28,854

		654,683

Beverages — 4.3%

Coca-Cola Co. (The)	7,828	398,594

Constellation Brands, Inc., Class A	1,067	210,187

PepsiCo, Inc.	52	6,857

		615,638

Biotechnology — 0.7%

Alexion Pharmaceuticals, Inc. *	139	18,151

Celgene Corp. *	530	49,018

Regeneron Pharmaceuticals, Inc. *	38	11,954

Vertex Pharmaceuticals, Inc. *	139	25,528

		104,651

Capital Markets — 2.7%

Ameriprise Financial, Inc.	894	129,826

Charles Schwab Corp. (The)	795	31,946

Intercontinental Exchange, Inc.	48	4,100

Morgan Stanley	5,067	221,964

		387,836

Chemicals — 1.8%

Air Products & Chemicals, Inc.	26	5,930

Corteva, Inc. *	505	14,923

DuPont de Nemours, Inc.	403	30,281

Eastman Chemical Co.	2,123	165,239

Linde plc (United Kingdom)	235	47,249

		263,622

INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — 0.0% (a)

Waste Management, Inc.	46	5,347

Consumer Finance — 0.3%

American Express Co.	143	17,711

Capital One Financial Corp.	222	20,166

		37,877

Containers & Packaging — 0.7%

Crown Holdings, Inc. *	1,642	100,324

Diversified Financial Services — 0.3%

Berkshire Hathaway, Inc., Class B *	171	36,434

Diversified Telecommunication Services — 1.5%

Verizon Communications, Inc.	3,698	211,289

Electric Utilities — 3.8%

American Electric Power Co., Inc.	1,552	136,627

Edison International (b)	224	15,095

Exelon Corp.	119	5,707

NextEra Energy, Inc.	894	183,062

Xcel Energy, Inc.	3,350	199,302

		539,793

Electrical Equipment — 1.5%

Eaton Corp. plc	2,574	214,395

Emerson Electric Co.	69	4,626

		219,021

Entertainment — 2.1%

Activision Blizzard, Inc.	114	5,364

Electronic Arts, Inc. *	363	36,728

Netflix, Inc. *	694	255,041

		297,133

Equity Real Estate Investment Trusts (REITs) — 2.4%

Prologis, Inc.	3,614	289,481

Public Storage	43	10,258

Ventas, Inc.	409	27,953

VICI Properties, Inc.	697	15,360

WP Carey, Inc.	54	4,415

		347,467

Food Products — 0.2%

Mondelez International, Inc., Class A	439	23,641

Health Care Equipment & Supplies — 3.4%

Becton Dickinson and Co.	204	51,518

Boston Scientific Corp. *	6,047	259,912

Intuitive Surgical, Inc. * (b)	252	132,120

Zimmer Biomet Holdings, Inc.	392	46,097

		489,647

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Providers & Services — 2.9%

Cigna Corp.	1,542	242,910

DaVita, Inc. *	64	3,584

Humana, Inc.	317	84,167

UnitedHealth Group, Inc.	330	80,544

		411,205

Hotels, Restaurants & Leisure — 1.4%

Carnival Corp.	239	11,121

Hilton Worldwide Holdings, Inc.	56	5,461

McDonald’s Corp.	30	6,272

Royal Caribbean Cruises Ltd.	1,130	136,922

Yum! Brands, Inc.	308	34,112

		193,888

Household Durables — 0.4%

Lennar Corp., Class A	1,227	59,444

Household Products — 0.4%

Procter & Gamble Co. (The)	485	53,192

Industrial Conglomerates — 0.5%

Honeywell International, Inc.	438	76,454

Insurance — 1.4%

Allstate Corp. (The)	389	39,595

Arthur J Gallagher & Co.	910	79,691

Hartford Financial Services Group, Inc. (The)	348	19,380

Lincoln National Corp.	366	23,592

MetLife, Inc.	553	27,447

Travelers Cos., Inc. (The)	44	6,636

		196,341

Interactive Media & Services — 5.2%

Alphabet, Inc., Class A *	391	423,485

Alphabet, Inc., Class C *	133	144,181

Facebook, Inc., Class A *	878	169,475

		737,141

Internet & Direct Marketing Retail — 4.3%

Amazon.com, Inc. *	323	611,830

IT Services — 5.8%

Automatic Data Processing, Inc.	334	55,254

Cognizant Technology Solutions Corp., Class A	316	20,011

Fidelity National Information Services, Inc.	109	13,425

Fiserv, Inc. * (b)	473	43,098

Leidos Holdings, Inc.	951	75,914

Mastercard, Inc., Class A	1,138	301,067

PayPal Holdings, Inc. *	559	64,014

Visa, Inc., Class A	1,403	243,475

INVESTMENTS	SHARES (000)	VALUE ($000)

IT Services — continued

WEX, Inc. *	33	6,814

		823,072

Life Sciences Tools & Services — 1.1%

Thermo Fisher Scientific, Inc.	560	164,562

Machinery — 1.4%

Deere & Co. (b)	177	29,264

Ingersoll-Rand plc	217	27,542

Parker-Hannifin Corp.	107	18,196

Stanley Black & Decker, Inc.	831	120,228

		195,230

Media — 3.3%

Charter Communications, Inc., Class A *	778	307,444

Comcast Corp., Class A	1,748	73,925

Discovery, Inc., Class A * (b)	467	14,323

Discovery, Inc., Class C *	2,713	77,180

		472,872

Multi-Utilities — 0.1%

Sempra Energy	140	19,188

Oil, Gas & Consumable Fuels — 5.3%

Chevron Corp.	1,549	192,723

Concho Resources, Inc.	712	73,444

Diamondback Energy, Inc.	1,579	172,077

EOG Resources, Inc.	1,104	102,890

Marathon Petroleum Corp.	816	45,594

Parsley Energy, Inc., Class A *	3,572	67,909

Pioneer Natural Resources Co.	629	96,849

TC Energy Corp. (Canada)	165	8,194

		759,680

Pharmaceuticals — 5.7%

Bristol-Myers Squibb Co.	1,817	82,416

Elanco Animal Health, Inc. *	98	3,305

Eli Lilly & Co.	245	27,160

Johnson & Johnson	643	89,560

Merck & Co., Inc.	2,358	197,731

Nektar Therapeutics * (b)	586	20,841

Pfizer, Inc.	9,073	393,034

		814,047

Road & Rail — 2.2%

Norfolk Southern Corp.	1,532	305,330

Union Pacific Corp.	85	14,442

		319,772

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	39

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Semiconductors & Semiconductor Equipment — 6.2%

Advanced Micro Devices, Inc. *	2,449	74,375

Analog Devices, Inc.	1,255	141,676

Broadcom, Inc.	83	23,919

NVIDIA Corp.	767	125,922

NXP Semiconductors NV (Netherlands)	403	39,288

QUALCOMM, Inc.	73	5,542

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	6,178	241,990

Texas Instruments, Inc.	2,101	241,127

		893,839

Software — 8.6%

Coupa Software, Inc. * (b)	157	19,862

Intuit, Inc.	25	6,621

Microsoft Corp.	6,486	868,912

salesforce.com, Inc. *	1,897	287,886

Workday, Inc., Class A *	239	49,175

		1,232,456

Specialty Retail — 4.0%

Advance Auto Parts, Inc.	640	98,692

AutoZone, Inc. *	6	7,052

Best Buy Co., Inc.	179	12,447

Home Depot, Inc. (The)	341	70,885

Lowe’s Cos., Inc.	350	35,277

O’Reilly Automotive, Inc. * (b)	633	233,688

Ross Stores, Inc.	1,070	106,018

TJX Cos., Inc. (The)	110	5,834

		569,893

Technology Hardware, Storage & Peripherals — 2.0%

Apple, Inc.	1,471	291,217

Textiles, Apparel & Luxury Goods — 0.8%

NIKE, Inc., Class B	103	8,651

PVH Corp.	1,086	102,781

		111,432

Tobacco — 0.3%

Philip Morris International, Inc.	620	48,705

Trading Companies & Distributors — 0.1%

HD Supply Holdings, Inc. *	265	10,661

Wireless Telecommunication Services — 0.5%

T-Mobile US, Inc. *	1,046	77,583

Total Common Stocks (Cost $10,434,720)		14,237,202

INVESTMENTS	NO. OF WARRANTS (000)	VALUE ($000)
Warrants — 0.0% (a)

Consumer Finance — 0.0% (a)

Emergent Capital, Inc. expiring 10/1/2019, price 10.75 USD * (Cost $—)	24	—	(c)

	SHARES (000)
Short-Term Investments — 0.6%

Investment Companies — 0.6%

JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (d) (e) (Cost $88,783)	88,757	88,792

Investment of Cash Collateral from Securities Loaned — 0.1%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (d) (e)	13,015	13,017

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (d) (e)	3,902	3,902

Total Investment of Cash Collateral from Securities Loaned (Cost $16,918)		16,919

Total Investments — 100.3% (Cost $10,540,421)		14,342,913
Liabilities in Excess of Other Assets — (0.3)%		(41,416)

NET ASSETS — 100.0%		14,301,497

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt
USD	United States Dollar

(a)	Amount rounds to less than 0.1% of net assets.
(b)	The security or a portion of this security is on loan at June 30, 2019. The total value of securities on loan at June 30, 2019 is approximately $16,917,000.
(c)	Amount rounds to less than one thousand.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

Futures contracts outstanding as of June 30, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	60	09/2019	USD	8,832	142

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	41

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — 122.6%

Common Stocks — 121.4%

Aerospace & Defense — 3.9%

General Dynamics Corp. (a)	642	116,751

Northrop Grumman Corp. (a)	214	69,261

United Technologies Corp.	494	64,325

		250,337

Auto Components — 0.1%

Aptiv plc (a)	93	7,543

Banks — 5.0%

Bank of America Corp. (a)	3,217	93,295

Citigroup, Inc.	917	64,240

First Horizon National Corp.	431	6,429

First Republic Bank	234	22,838

KeyCorp	3,366	59,742

Regions Financial Corp.	349	5,221

SVB Financial Group *	157	35,336

Wells Fargo & Co.	698	33,021

		320,122

Beverages — 2.4%

Coca-Cola Co. (The) (a)	1,910	97,261

Constellation Brands, Inc., Class A	113	22,156

PepsiCo, Inc. (a)	252	33,077

		152,494

Biotechnology — 2.3%

Alexion Pharmaceuticals, Inc. *	232	30,423

Celgene Corp. *	937	86,634

Vertex Pharmaceuticals, Inc. *	151	27,707

		144,764

Building Products — 0.4%

Allegion plc	99	10,969

Masco Corp.	321	12,581

		23,550

Capital Markets — 2.1%

Ameriprise Financial, Inc.	217	31,569

Intercontinental Exchange, Inc.	230	19,777

Morgan Stanley (a)	1,851	81,093

		132,439

Chemicals — 5.3%

Air Products & Chemicals, Inc.	273	61,742

Corteva, Inc. *	1,601	47,340

DuPont de Nemours, Inc.	1,073	80,562

Linde plc (United Kingdom)	731	146,828

RPM International, Inc.	111	6,762

		343,234

INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — 1.0%

Waste Connections, Inc.	137	13,089

Waste Management, Inc.	453	52,303

		65,392

Consumer Finance — 1.3%

American Express Co.	692	85,471

Diversified Financial Services — 1.1%

Berkshire Hathaway, Inc., Class B * (a)	294	62,706

Voya Financial, Inc.	189	10,436

		73,142

Diversified Telecommunication Services — 0.7%

Verizon Communications, Inc.	735	41,992

Electric Utilities — 4.1%

American Electric Power Co., Inc.	582	51,222

Edison International	163	10,962

Exelon Corp.	1,099	52,671

NextEra Energy, Inc. (a)	443	90,739

Xcel Energy, Inc.	926	55,076

		260,670

Electrical Equipment — 0.3%

Emerson Electric Co.	334	22,315

Entertainment — 2.3%

Activision Blizzard, Inc.	618	29,162

Electronic Arts, Inc. *	519	52,574

Netflix, Inc. * (a)	178	65,491

		147,227

Equity Real Estate Investment Trusts (REITs) — 3.3%

Equinix, Inc.	25	12,670

JBG SMITH Properties	414	16,300

Prologis, Inc.	1,430	114,548

Ventas, Inc.	703	48,038

WP Carey, Inc.	262	21,297

		212,853

Food Products — 0.9%

General Mills, Inc.	374	19,661

Mondelez International, Inc., Class A (a)	675	36,357

		56,018

Health Care Equipment & Supplies — 4.5%

Becton Dickinson and Co.	187	47,057

Boston Scientific Corp. * (a)	2,680	115,192

Intuitive Surgical, Inc. *	76	39,881

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued

Common Stocks — continued

Health Care Equipment & Supplies — continued

Zimmer Biomet Holdings, Inc. (a)	748	88,067

		290,197

Health Care Providers & Services — 3.3%

Anthem, Inc.	42	11,801

Cigna Corp. (a)	513	80,897

DaVita, Inc. *	605	34,042

UnitedHealth Group, Inc. (a)	358	87,461

		214,201

Hotels, Restaurants & Leisure — 2.9%

Hilton Worldwide Holdings, Inc.	270	26,345

McDonald’s Corp.	276	57,362

Royal Caribbean Cruises Ltd.	370	44,826

Yum! Brands, Inc.	546	60,417

		188,950

Household Durables — 0.1%

Lennar Corp., Class A	124	6,009

Household Products — 1.6%

Procter & Gamble Co. (The)	921	100,983

Industrial Conglomerates — 2.1%

Honeywell International, Inc.	774	135,055

Insurance — 2.8%

Allstate Corp. (The)	388	39,455

Arthur J Gallagher & Co.	651	57,036

Axis Capital Holdings Ltd.	221	13,182

Lincoln National Corp.	385	24,805

MetLife, Inc.	280	13,929

Travelers Cos., Inc. (The)	214	32,016

		180,423

Interactive Media & Services — 5.9%

Alphabet, Inc., Class A * (a)	142	154,066

Alphabet, Inc., Class C * (a)	131	141,737

Facebook, Inc., Class A * (a)	427	82,479

		378,282

Internet & Direct Marketing Retail — 4.3%

Amazon.com, Inc. * (a)	139	263,065

Expedia Group, Inc.	103	13,743

		276,808

IT Services — 9.4%

Automatic Data Processing, Inc. (a)	448	74,112

Cognizant Technology Solutions Corp., Class A	391	24,782

INVESTMENTS	SHARES (000)	VALUE ($000)

IT Services — continued

DXC Technology Co.	60	3,302

Fidelity National Information Services, Inc.	528	64,766

First Data Corp., Class A *	1,424	38,542

Fiserv, Inc. * (a)	863	78,644

Leidos Holdings, Inc.	190	15,187

Mastercard, Inc., Class A (a)	485	128,185

PayPal Holdings, Inc. *	765	87,599

Total System Services, Inc.	74	9,491

Visa, Inc., Class A	261	45,234

WEX, Inc. *	172	35,857

		605,701

Life Sciences Tools & Services — 0.6%

Thermo Fisher Scientific, Inc.	136	39,897

Machinery — 1.5%

Ingersoll-Rand plc	379	48,036

Stanley Black & Decker, Inc.	349	50,520

		98,556

Media — 4.6%

Charter Communications, Inc., Class A *	268	105,852

Comcast Corp., Class A	3,304	139,709

Discovery, Inc., Class A *	1,635	50,195

		295,756

Multi-Utilities — 0.3%

Sempra Energy	134	18,428

Oil, Gas & Consumable Fuels — 8.4%

Chevron Corp.	668	83,118

Concho Resources, Inc.	116	11,920

Continental Resources, Inc. *	171	7,179

Diamondback Energy, Inc.	686	74,747

EOG Resources, Inc. (a)	524	48,771

Marathon Petroleum Corp. (a)	2,369	132,407

ONEOK, Inc.	234	16,119

Parsley Energy, Inc., Class A *	1,998	37,985

Pioneer Natural Resources Co. (a)	442	67,952

TC Energy Corp. (Canada)	1,131	56,000

		536,198

Pharmaceuticals — 4.9%

Bristol-Myers Squibb Co.	684	31,006

Elanco Animal Health, Inc. *	1,022	34,551

Merck & Co., Inc. (a)	1,423	119,320

Pfizer, Inc. (a)	2,977	128,945

		313,822

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	43

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued

Common Stocks — continued

Road & Rail — 2.9%

Lyft, Inc., Class A *	212	13,923

Norfolk Southern Corp. (a)	510	101,680

Union Pacific Corp. (a)	412	69,672

		185,275

Semiconductors & Semiconductor Equipment — 6.7%

Advanced Micro Devices, Inc. *	808	24,533

Broadcom, Inc. (a)	432	124,338

NVIDIA Corp. (a)	226	37,190

NXP Semiconductors NV (Netherlands)	290	28,349

QUALCOMM, Inc.	506	38,528

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	2,144	83,990

Teradyne, Inc.	74	3,522

Texas Instruments, Inc. (a)	760	87,227

		427,677

Software — 8.6%

Intuit, Inc.	134	35,102

Microsoft Corp. (a)	2,880	385,809

salesforce.com, Inc. * (a)	662	100,391

ServiceNow, Inc. *	80	21,944

VMware, Inc., Class A	57	9,505

		552,751

Specialty Retail — 5.1%

Advance Auto Parts, Inc.	146	22,479

AutoZone, Inc. * (a)	31	34,020

Home Depot, Inc. (The) (a)	341	70,975

Lowe’s Cos., Inc.	690	69,661

O’Reilly Automotive, Inc. *	152	55,978

Ross Stores, Inc.	371	36,733

TJX Cos., Inc. (The)	714	37,751

		327,597

Technology Hardware, Storage & Peripherals — 2.5%

Apple, Inc. (a)	813	161,005

Textiles, Apparel & Luxury Goods — 1.1%

NIKE, Inc., Class B	640	53,751

PVH Corp.	161	15,194

		68,945

Tobacco — 0.5%

Philip Morris International, Inc.	401	31,470

Wireless Telecommunication Services — 0.3%

T-Mobile US, Inc. *	282	20,936

Total Common Stocks (Cost $5,295,210)		7,794,485

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.2%

Investment Companies — 1.2%

JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (b) (c) (Cost $78,084)	78,054	78,086

Total Long Positions (Cost $5,373,294)		7,872,571

Short Positions — (22.6)%

Common Stocks — (22.6)%

Aerospace & Defense — (0.6)%

Huntington Ingalls Industries, Inc.	(115)	(25,887)

Textron, Inc.	(282)	(14,940)

		(40,827)

Air Freight & Logistics — (0.5)%

CH Robinson Worldwide, Inc.	(310)	(26,109)

Expeditors International of Washington, Inc.	(84)	(6,395)

		(32,504)

Auto Components — (0.3)%

Autoliv, Inc. (Sweden)	(111)	(7,857)

Garrett Motion, Inc. (Switzerland) *	(568)	(8,720)

		(16,577)

Banks — (1.0)%

BancorpSouth Bank	(458)	(13,310)

Bank of Hawaii Corp.	(148)	(12,261)

Commerce Bancshares, Inc.	(190)	(11,341)

First Hawaiian, Inc.	(133)	(3,432)

Fulton Financial Corp.	(397)	(6,496)

Old National Bancorp	(192)	(3,183)

People’s United Financial, Inc.	(858)	(14,403)

		(64,426)

Biotechnology — (0.4)%

Amgen, Inc.	(130)	(23,870)

Building Products — (0.4)%

Johnson Controls International plc	(596)	(24,628)

Lennox International, Inc.	(12)	(3,287)

		(27,915)

Chemicals — (0.7)%

Albemarle Corp.	(185)	(13,034)

Ecolab, Inc.	(103)	(20,280)

PPG Industries, Inc.	(109)	(12,707)

		(46,021)

Commercial Services & Supplies — (0.1)%

Republic Services, Inc.	(43)	(3,767)

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued

Common Stocks — continued

Communications Equipment — (0.1)%

Juniper Networks, Inc.	(104)	(2,757)

Containers & Packaging — (0.3)%

International Paper Co.	(205)	(8,895)

Sonoco Products Co.	(127)	(8,328)

		(17,223)

Electric Utilities — (0.9)%

Duke Energy Corp.	(214)	(18,844)

Eversource Energy	(180)	(13,618)

Pinnacle West Capital Corp.	(98)	(9,239)

PPL Corp.	(199)	(6,178)

Southern Co. (The)	(224)	(12,365)

		(60,244)

Electrical Equipment — (0.6)%

Acuity Brands, Inc.	(105)	(14,459)

Hubbell, Inc.	(126)	(16,399)

Rockwell Automation, Inc.	(59)	(9,604)

		(40,462)

Energy Equipment & Services — (1.0)%

Baker Hughes a GE Co.	(835)	(20,576)

Halliburton Co.	(614)	(13,969)

National Oilwell Varco, Inc.	(242)	(5,379)

Schlumberger Ltd.	(578)	(22,961)

		(62,885)

Entertainment — (0.1)%

Viacom, Inc., Class B	(280)	(8,363)

Equity Real Estate Investment Trusts (REITs) — (1.1)%

Apartment Investment & Management Co., Class A	(73)	(3,636)

Boston Properties, Inc.	(71)	(9,139)

Duke Realty Corp.	(202)	(6,400)

Extra Space Storage, Inc.	(118)	(12,571)

Kimco Realty Corp.	(516)	(9,528)

Simon Property Group, Inc.	(136)	(21,790)

Welltower, Inc.	(102)	(8,287)

		(71,351)

Food & Staples Retailing — (0.8)%

Kroger Co. (The)	(936)	(20,322)

Sysco Corp.	(267)	(18,861)

Walgreens Boots Alliance, Inc.	(258)	(14,111)

		(53,294)

INVESTMENTS	SHARES (000)	VALUE ($000)

Food Products — (0.5)%

Campbell Soup Co.	(317)	(12,690)

Hershey Co. (The)	(46)	(6,102)

Kellogg Co.	(171)	(9,169)

Kraft Heinz Co. (The)	(210)	(6,529)

		(34,490)

Gas Utilities — (0.1)%

National Fuel Gas Co.	(112)	(5,898)

Health Care Equipment & Supplies — (0.6)%

Abbott Laboratories	(272)	(22,878)

Stryker Corp.	(30)	(6,090)

Varian Medical Systems, Inc. *	(84)	(11,437)

		(40,405)

Health Care Providers & Services — (1.1)%

AmerisourceBergen Corp.	(174)	(14,804)

Cardinal Health, Inc.	(509)	(23,954)

Henry Schein, Inc. *	(471)	(32,929)

		(71,687)

Hotels, Restaurants & Leisure — (0.4)%

Chipotle Mexican Grill, Inc. *	(14)	(10,116)

Starbucks Corp.	(217)	(18,157)

		(28,273)

Household Products — (0.6)%

Clorox Co. (The)	(182)	(27,848)

Colgate-Palmolive Co.	(174)	(12,468)

		(40,316)

Industrial Conglomerates — (0.5)%

3M Co.	(166)	(28,854)

Insurance — (0.4)%

Aon plc	(37)	(7,098)

Torchmark Corp.	(177)	(15,876)

		(22,974)

Internet & Direct Marketing Retail — (0.4)%

eBay, Inc.	(702)	(27,714)

IT Services — (0.9)%

Infosys Ltd., ADR (India)	(1,743)	(18,651)

International Business Machines Corp.	(23)	(3,199)

Jack Henry & Associates, Inc.	(70)	(9,331)

Paychex, Inc.	(116)	(9,567)

Western Union Co. (The)	(861)	(17,134)

		(57,882)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	45

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued

Common Stocks — continued

Life Sciences Tools & Services — (0.2)%

Mettler-Toledo International, Inc. *	(8)	(6,376)

Waters Corp. *	(38)	(8,236)

		(14,612)

Machinery — (0.5)%

Donaldson Co., Inc.	(122)	(6,202)

Illinois Tool Works, Inc.	(123)	(18,595)

Wabtec Corp.	(85)	(6,118)

		(30,915)

Media — (1.1)%

AMC Networks, Inc., Class A *	(152)	(8,264)

Fox Corp., Class A	(248)	(9,085)

Interpublic Group of Cos., Inc. (The)	(774)	(17,477)

Omnicom Group, Inc.	(425)	(34,821)

		(69,647)

Multiline Retail — (0.1)%

Kohl’s Corp.	(122)	(5,816)

Multi-Utilities — (0.6)%

CenterPoint Energy, Inc.	(213)	(6,108)

Dominion Energy, Inc.	(446)	(34,447)

		(40,555)

Oil, Gas & Consumable Fuels — (2.2)%

Apache Corp.	(843)	(24,432)

ConocoPhillips	(54)	(3,270)

Devon Energy Corp.	(226)	(6,441)

Enbridge, Inc. (Canada)	(509)	(18,356)

Equitrans Midstream Corp.	(289)	(5,688)

Exxon Mobil Corp.	(617)	(47,256)

Hess Corp.	(108)	(6,871)

Kinder Morgan, Inc.	(355)	(7,404)

Occidental Petroleum Corp.	(323)	(16,239)

Targa Resources Corp.	(74)	(2,909)

		(138,866)

Paper & Forest Products — (0.2)%

Domtar Corp.	(324)	(14,441)

Personal Products — (0.1)%

Estee Lauder Cos., Inc. (The), Class A	(18)	(3,234)

Professional Services — (0.3)%

Robert Half International, Inc.	(324)	(18,468)

Road & Rail — (0.3)%

Canadian National Railway Co. (Canada)	(67)	(6,242)

INVESTMENTS	SHARES (000)	VALUE ($000)

Road & Rail — continued

JB Hunt Transport Services, Inc.	(101)	(9,255)

Werner Enterprises, Inc.	(108)	(3,342)

		(18,839)

Semiconductors & Semiconductor Equipment — (0.7)%

Applied Materials, Inc.	(299)	(13,430)

Intel Corp.	(307)	(14,719)

Lam Research Corp.	(59)	(11,100)

Micron Technology, Inc. *	(112)	(4,338)

		(43,587)

Software — (0.5)%

Adobe, Inc. *	(11)	(3,217)

Citrix Systems, Inc.	(160)	(15,748)

Splunk, Inc. *	(79)	(9,907)

		(28,872)

Specialty Retail — (0.3)%

Bed Bath & Beyond, Inc.	(440)	(5,117)

CarMax, Inc. *	(82)	(7,101)

Tiffany & Co.	(103)	(9,628)

		(21,846)

Technology Hardware, Storage & Peripherals — (1.1)%

Hewlett Packard Enterprise Co.	(407)	(6,078)

HP, Inc.	(318)	(6,601)

NetApp, Inc.	(136)	(8,394)

Seagate Technology plc	(349)	(16,422)

Western Digital Corp.	(619)	(29,440)

		(66,935)

Total Common Stocks (Proceeds $(1,525,397))		(1,447,612)

Total Short Positions (Proceeds $(1,525,397))		(1,447,612)

Total Investments — 100.0% (Cost $3,847,897)		6,424,959
Liabilities in Excess of Other Assets — 0.0% (d)		(5,951)

NET ASSETS — 100.0%		6,419,008

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

Abbreviations

ADR	American Depositary Receipt

(a)	All or a portion of this security is segregated as collateral for short sales. The total value of securities segregated as collateral is approximately $2,009,246,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2019.
(d)	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	259	09/2019	USD	38,125	(156)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	47

JPMorgan U.S. Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.3%

Aerospace & Defense — 2.3%

Boeing Co. (The)	61	22,092

General Dynamics Corp.	258	46,988

Northrop Grumman Corp.	65	20,931

United Technologies Corp.	333	43,411

		133,422

Airlines — 0.4%

Delta Air Lines, Inc.	231	13,093

Southwest Airlines Co.	110	5,576

United Continental Holdings, Inc. *	57	4,991

		23,660

Auto Components — 0.4%

BorgWarner, Inc.	279	11,731

Magna International, Inc. (Canada)	219	10,892

		22,623

Automobiles — 0.2%

General Motors Co.	351	13,536

Banks — 4.8%

Bank of America Corp.	3,050	88,441

Citigroup, Inc.	1,090	76,357

Citizens Financial Group, Inc.	190	6,716

KeyCorp	1,670	29,634

Regions Financial Corp.	553	8,262

SunTrust Banks, Inc.	444	27,902

Wells Fargo & Co.	934	44,214

		281,526

Beverages — 2.3%

Coca-Cola Co. (The)	1,672	85,151

Constellation Brands, Inc., Class A	47	9,317

Molson Coors Brewing Co., Class B	207	11,599

PepsiCo, Inc.	213	27,880

		133,947

Biotechnology — 2.1%

AbbVie, Inc.	97	7,041

Alexion Pharmaceuticals, Inc. *	145	18,962

Amgen, Inc.	42	7,788

Biogen, Inc. *	90	21,025

Celgene Corp. *	233	21,535

Gilead Sciences, Inc.	89	6,030

Regeneron Pharmaceuticals, Inc. *	46	14,473

Vertex Pharmaceuticals, Inc. *	125	22,898

		119,752

INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 0.3%

Masco Corp.	456	17,901

Capital Markets — 3.1%

Ameriprise Financial, Inc.	79	11,482

Bank of New York Mellon Corp. (The)	131	5,790

Charles Schwab Corp. (The)	608	24,428

CME Group, Inc.	29	5,697

Franklin Resources, Inc.	438	15,253

Intercontinental Exchange, Inc.	458	39,341

Invesco Ltd.	424	8,671

Morgan Stanley	1,115	48,829

TD Ameritrade Holding Corp.	362	18,083

		177,574

Chemicals — 2.1%

Celanese Corp.	141	15,222

Corteva, Inc. *	359	10,608

Dow, Inc.	449	22,142

DuPont de Nemours, Inc.	256	19,184

Eastman Chemical Co.	346	26,894

Linde plc (United Kingdom)	92	18,444

LyondellBasell Industries NV, Class A	69	5,969

RPM International, Inc.	47	2,875

		121,338

Commercial Services & Supplies — 0.2%

Cintas Corp.	15	3,493

Waste Management, Inc.	49	5,642

		9,135

Communications Equipment — 0.4%

Cisco Systems, Inc.	332	18,143

Motorola Solutions, Inc.	24	3,967

		22,110

Consumer Finance — 1.1%

American Express Co.	201	24,817

Capital One Financial Corp.	293	26,604

Synchrony Financial	335	11,604

		63,025

Containers & Packaging — 0.6%

Avery Dennison Corp.	70	8,068

Crown Holdings, Inc. *	190	11,618

Packaging Corp. of America	73	6,996

Westrock Co.	212	7,739

		34,421

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Diversified Consumer Services — 0.0% (a)

H&R Block, Inc.	95	2,796

Diversified Financial Services — 1.7%

Berkshire Hathaway, Inc., Class B *	458	97,574

Diversified Telecommunication Services — 1.1%

Verizon Communications, Inc.	1,150	65,694

Electric Utilities — 2.9%

American Electric Power Co., Inc.	349	30,737

Edison International	340	22,933

Exelon Corp.	834	39,958

FirstEnergy Corp.	3	135

NextEra Energy, Inc.	218	44,760

Xcel Energy, Inc.	546	32,506

		171,029

Electrical Equipment — 0.9%

Eaton Corp. plc	578	48,136

Emerson Electric Co.	50	3,363

		51,499

Entertainment — 2.0%

Electronic Arts, Inc. *	277	28,078

Netflix, Inc. *	130	47,704

Walt Disney Co. (The)	274	38,327

		114,109

Equity Real Estate Investment Trusts (REITs) — 2.3%

AvalonBay Communities, Inc.	131	26,529

Boston Properties, Inc.	49	6,320

Digital Realty Trust, Inc.	36	4,272

Equinix, Inc.	21	10,429

Equity Residential	100	7,583

Federal Realty Investment Trust	89	11,412

Host Hotels & Resorts, Inc.	404	7,357

Mid-America Apartment Communities, Inc.	26	3,050

Prologis, Inc.	337	26,998

Public Storage	25	6,026

Ventas, Inc.	133	9,085

Vornado Realty Trust	245	15,726

		134,787

Food Products — 0.9%

Conagra Brands, Inc.	120	3,185

General Mills, Inc.	163	8,561

Mondelez International, Inc., Class A	770	41,492

		53,238

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — 3.1%

Baxter International, Inc.	81	6,626

Becton Dickinson and Co.	38	9,534

Boston Scientific Corp. *	1,250	53,738

Danaher Corp.	30	4,238

Intuitive Surgical, Inc. *	19	10,040

Medtronic plc	563	54,836

Zimmer Biomet Holdings, Inc.	350	41,203

		180,215

Health Care Providers & Services — 2.8%

Anthem, Inc.	101	28,548

Cigna Corp.	330	52,000

CVS Health Corp.	88	4,778

McKesson Corp.	13	1,700

UnitedHealth Group, Inc.	308	75,109

		162,135

Hotels, Restaurants & Leisure — 1.2%

Hilton Worldwide Holdings, Inc.	216	21,103

Royal Caribbean Cruises Ltd.	50	6,077

Yum! Brands, Inc.	360	39,797

		66,977

Household Durables — 0.2%

Lennar Corp., Class A	289	14,009

Household Products — 1.0%

Procter & Gamble Co. (The)	539	59,139

Industrial Conglomerates — 1.1%

Honeywell International, Inc.	367	64,095

Insurance — 2.3%

Allstate Corp. (The)	162	16,429

American International Group, Inc.	416	22,184

Arthur J Gallagher & Co.	101	8,820

Everest Re Group Ltd.	32	7,814

Hartford Financial Services Group, Inc. (The)	423	23,562

Lincoln National Corp.	297	19,110

MetLife, Inc.	760	37,741

		135,660

Interactive Media & Services — 4.2%

Alphabet, Inc., Class A *	87	94,626

Alphabet, Inc., Class C *	83	89,207

Facebook, Inc., Class A *	302	58,211

		242,044

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	49

JPMorgan U.S. Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Internet & Direct Marketing Retail — 4.1%

Amazon.com, Inc. *	109	207,182

Booking Holdings, Inc. *	5	9,598

Expedia Group, Inc.	165	21,969

		238,749

IT Services — 5.7%

Accenture plc, Class A	125	23,170

Automatic Data Processing, Inc.	424	70,171

Cognizant Technology Solutions Corp., Class A	320	20,253

Fidelity National Information Services, Inc.	41	5,082

First Data Corp., Class A *	228	6,171

Mastercard, Inc., Class A	348	92,054

PayPal Holdings, Inc. *	509	58,243

Visa, Inc., Class A	339	58,856

		334,000

Life Sciences Tools & Services — 1.2%

Agilent Technologies, Inc.	76	5,693

Illumina, Inc. *	35	12,985

Thermo Fisher Scientific, Inc.	183	53,661

		72,339

Machinery — 2.4%

Caterpillar, Inc.	23	3,067

Cummins, Inc.	172	29,400

Deere & Co.	106	17,646

Ingersoll-Rand plc	187	23,748

PACCAR, Inc.	392	28,060

Parker-Hannifin Corp.	32	5,372

Snap-on, Inc.	56	9,332

Stanley Black & Decker, Inc.	163	23,611

		140,236

Media — 3.0%

Altice USA, Inc., Class A *	374	9,099

Charter Communications, Inc., Class A*	118	46,544

Comcast Corp., Class A	2,074	87,701

Discovery, Inc., Class A *	523	16,060

Discovery, Inc., Class C *	467	13,277

		172,681

Metals & Mining — 0.1%

Freeport-McMoRan, Inc.	309	3,585

Newmont Goldcorp Corp.	112	4,308

		7,893

Multiline Retail — 0.3%

Dollar General Corp.	133	18,033

INVESTMENTS	SHARES (000)	VALUE ($000)

Multi-Utilities — 0.4%

Sempra Energy	160	21,946

Oil, Gas & Consumable Fuels — 5.1%

Chevron Corp.	724	90,138

Concho Resources, Inc.	54	5,554

Diamondback Energy, Inc.	220	23,972

EOG Resources, Inc.	523	48,748

Exxon Mobil Corp.	316	24,182

Marathon Petroleum Corp.	760	42,449

ONEOK, Inc.	303	20,856

Parsley Energy, Inc., Class A *	137	2,604

Phillips 66	28	2,619

Pioneer Natural Resources Co.	221	34,048

		295,170

Pharmaceuticals — 4.9%

Allergan plc	98	16,410

Bristol-Myers Squibb Co.	276	12,534

Eli Lilly & Co.	374	41,458

Johnson & Johnson	483	67,243

Merck & Co., Inc.	872	73,100

Pfizer, Inc.	1,634	70,798

Zoetis, Inc.	31	3,507

		285,050

Road & Rail — 2.0%

Lyft, Inc., Class A *	115	7,583

Norfolk Southern Corp.	291	57,987

Union Pacific Corp.	284	47,946

		113,516

Semiconductors & Semiconductor Equipment — 4.0%

Analog Devices, Inc.	515	58,155

Intel Corp.	220	10,554

Marvell Technology Group Ltd.	230	5,500

NVIDIA Corp.	247	40,526

NXP Semiconductors NV (Netherlands)	181	17,628

QUALCOMM, Inc.	84	6,382

Teradyne, Inc.	436	20,883

Texas Instruments, Inc.	662	75,949

		235,577

Software — 7.0%

Intuit, Inc.	93	24,322

Microsoft Corp.	2,231	298,803

Oracle Corp.	375	21,335

salesforce.com, Inc. *	328	49,837

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Software — continued

VMware, Inc., Class A	50	8,294

Workday, Inc., Class A *	11	2,210

		404,801

Specialty Retail — 4.7%

Advance Auto Parts, Inc.	99	15,232

AutoZone, Inc. *	39	42,363

Best Buy Co., Inc.	329	22,951

Home Depot, Inc. (The)	342	71,126

Lowe’s Cos., Inc.	440	44,394

O’Reilly Automotive, Inc. *	49	18,148

Ross Stores, Inc.	280	27,767

TJX Cos., Inc. (The)	580	30,668

		272,649

Technology Hardware, Storage & Peripherals — 4.2%

Apple, Inc.	1,072	212,113

Hewlett Packard Enterprise Co.	1,246	18,622

HP, Inc.	789	16,408

		247,143

Textiles, Apparel & Luxury Goods — 0.6%

NIKE, Inc., Class B	296	24,816

PVH Corp.	133	12,603

		37,419

Tobacco — 1.3%

Altria Group, Inc.	328	15,530

Philip Morris International, Inc.	739	58,028

		73,558

INVESTMENTS	SHARES (000)	VALUE ($000)

Trading Companies & Distributors — 0.1%

HD Supply Holdings, Inc. *	137	5,509

Wireless Telecommunication Services — 0.2%

T-Mobile US, Inc. *	120	8,908

Total Common Stocks (Cost $3,942,122)		5,774,147

Short-Term Investments — 0.7%

Investment Companies — 0.7%

JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (b) (c) (Cost $39,673)	39,661	39,677

Total Investments — 100.0% (Cost $3,981,795)		5,813,824
Other Assets Less Liabilities — 0.0% (a)		1,522

NET ASSETS — 100.0%		5,815,346

Percentages indicated are based on net assets.

(a)	Amount rounds to less than 0.1% of net assets.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

S&P 500 E-Mini Index	268	09/2019	USD	39,450	636

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	51

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2019

(Amounts in thousands, except per share amounts)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund		JPMorgan Growth and Income Fund
ASSETS:
Investments in non-affiliates, at value	$103,969		$22,607,922		$637,861
Investments in affiliates, at value	2,779		1,052,315		20,398
Cash	7		1,897		30
Receivables:
Investment securities sold	425		60,248		2,858
Fund shares sold	1		43,185		249
Dividends from non-affiliates	64		33,416		809
Dividends from affiliates	—	(a)	71		1
Due from adviser	4		—		—
Other assets	10		—		—

Total Assets	107,259		23,799,054		662,206

LIABILITIES:
Payables:
Investment securities purchased	325		95,920		8,868
Fund shares redeemed	20		26,764		285
Accrued liabilities:
Investment advisory fees	—		7,482		170
Administration fees	—		1,120		14
Distribution fees	3		1,603		115
Service fees	17		2,959		123
Custodian and accounting fees	11		155		12
Trustees’ and Chief Compliance Officer’s fees	—		—	(a)	—
Audit fees	26		27		25
Printing and mailing cost	23		503		20
Other	6		74		71

Total Liabilities	431		136,607		9,703

Net Assets	$106,828		$23,662,447		$652,503

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

	JPMorgan Equity Focus Fund	JPMorgan Equity Income Fund	JPMorgan Growth and Income Fund
NET ASSETS:
Paid-in-Capital	$63,171	$17,794,033	$427,987
Total distributable earnings (loss) (a)	43,657	5,868,414	224,516

Total Net Assets	$106,828	$23,662,447	$652,503

Net Assets:
Class A	$5,511	$3,277,249	$490,597
Class C	3,084	1,434,793	26,032
Class I	75,887	9,013,293	94,500
Class R2	—	93,453	108
Class R3	—	137,142	24
Class R4	—	66,602	24
Class R5	—	1,422,483	74
Class R6	22,346	8,217,432	41,144

Total	$106,828	$23,662,447	$652,503

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	183	183,839	9,844
Class C	106	82,148	584
Class I	2,480	496,777	1,793
Class R2	—	5,268	2
Class R3	—	7,699	1
Class R4	—	3,673	1
Class R5	—	78,348	1
Class R6	733	452,925	775

Net Asset Value (b):
Class A — Redemption price per share	$30.15	$17.83	$49.84
Class C — Offering price per share (c)	29.01	17.47	44.59
Class I — Offering and redemption price per share	30.60	18.14	52.69
Class R2 — Offering and redemption price per share	—	17.74	50.01
Class R3 — Offering and redemption price per share	—	17.81	52.66
Class R4 — Offering and redemption price per share	—	18.13	52.69
Class R5 — Offering and redemption price per share	—	18.16	53.06
Class R6 — Offering and redemption price per share	30.48	18.14	53.08
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$31.82	$18.82	$52.60

Cost of investments in non-affiliates	$72,201	$16,671,384	$424,845
Cost of investments in affiliates	2,779	1,052,234	20,397

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 9.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	53

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2019 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Hedged Equity Fund	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
ASSETS:
Investments in non-affiliates, at value	$4,975,021	$15,852,972		$1,391,077
Investments in affiliates, at value	232,451	177,684		11,520
Investment of cash collateral received from securities loaned, at value (See Note 2.E.)	—	503,073		—
Options purchased, at value	65,557	—		—
Cash	—	225		47
Deposits at broker for futures contracts	10,161	—		—
Receivables:
Investment securities sold	74,123	51,850		13,842
Fund shares sold	42,540	23,113		616
Dividends from non-affiliates	4,260	1,239		2,238
Dividends from affiliates	313	12		1
Securities lending income (See Note 2.E.)	—	80		—	(a)
Variation margin on futures contracts	795	—		—
Other assets	43	—		—

Total Assets	5,405,264	16,610,248		1,419,341

LIABILITIES:
Payables:
Investment securities purchased	275,950	160,802		6,012
Collateral received on securities loaned (See Note 2.E.)	—	503,073		—
Fund shares redeemed	4,794	25,218		1,436
Outstanding options written, at fair value	66,202	—		—
Accrued liabilities:
Investment advisory fees	956	5,263		390
Administration fees	286	150		45
Distribution fees	157	885		74
Service fees	921	1,638		111
Custodian and accounting fees	56	110		21
Trustees’ and Chief Compliance Officer’s fees	—	—	(a)	—
Audit fees	41	148		25
Printing and mailing cost	79	331		70
Other	16	20		29

Total Liabilities	349,458	697,638		8,213

Net Assets	$5,055,806	$15,912,610		$1,411,128

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

	JPMorgan Hedged Equity Fund	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund
NET ASSETS:
Paid-in-Capital	$4,750,430	$7,855,854	$1,357,029
Total distributable earnings (loss) (a)	305,376	8,056,756	54,099

Total Net Assets	$5,055,806	$15,912,610	$1,411,128

Net Assets:
Class A	$296,242	$2,466,910	$153,809
Class C	158,602	518,116	55,009
Class I	4,214,453	4,691,515	301,663
Class R2	—	138,030	21,489
Class R3	—	45,376	19
Class R4	—	10,740	14,545
Class R5	1,893	702,536	30,522
Class R6	384,616	7,339,387	834,072

Total	$5,055,806	$15,912,610	$1,411,128

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	14,643	58,916	10,903
Class C	7,889	16,027	4,077
Class I	207,821	110,493	21,779
Class R2	—	3,423	1,537
Class R3	—	1,078	1
Class R4	—	253	1,031
Class R5	93	16,173	2,181
Class R6	18,928	167,640	59,992

Net Asset Value (b):
Class A — Redemption price per share	$20.23	$41.87	$14.11
Class C — Offering price per share (c)	20.10	32.33	13.49
Class I — Offering and redemption price per share	20.28	42.46	13.85
Class R2 — Offering and redemption price per share	—	40.32	13.98
Class R3 — Offering and redemption price per share	—	42.10	13.84
Class R4 — Offering and redemption price per share	—	42.45	14.11
Class R5 — Offering and redemption price per share	20.32	43.44	14.00
Class R6 — Offering and redemption price per share	20.32	43.78	13.90
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$21.35	$44.19	$14.89

Cost of investments in non-affiliates	$4,389,433	$8,892,960	$1,282,012
Cost of investments in affiliates	232,451	177,677	11,519
Cost of options purchased	67,168	—	—
Investment securities on loan, at value (See Note 2.E.)	—	487,111	—
Cost of investment of cash collateral (See Note 2.E.)	—	503,036	—
Premiums received from options written	64,855	—	—

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 9.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	55

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2019 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan U.S. Equity Fund		JPMorgan U.S. Large Cap Core Plus Fund		JPMorgan U.S. Research Enhanced Equity Fund
ASSETS:
Investments in non-affiliates, at value	$14,237,202		$7,794,485		$5,774,147
Investments in affiliates, at value	88,792		78,086		39,677
Investment of cash collateral received from securities loaned, at value (See Note 2.E.)	16,919		—		—
Cash	417		408		114
Deposits at broker for futures contracts	900		1,832		1,888
Receivables:
Investment securities sold	33,498		72,793		16,471
Fund shares sold	10,627		2,808		1,588
Dividends from non-affiliates	18,514		8,981		5,130
Dividends from affiliates	6		5		3
Securities lending income (See Note 2.E.)	4		—		—
Variation margin on futures contracts	—		169		176

Total Assets	14,406,879		7,959,567		5,839,194

LIABILITIES:
Payables:
Due to broker for securities sold short	—		—	(a)	—
Distributions	—	(a)	—		—
Securities sold short, at value	—		1,447,612		—
Dividend expense to non-affiliates on securities sold short	—		2,853		—
Investment securities purchased	54,672		76,556		15,451
Interest expense to non-affiliates on securities sold short	—		674		—
Collateral received on securities loaned (See Note 2.E.)	16,919		—		—
Fund shares redeemed	26,235		7,755		6,783
Variation margin on futures contracts	283		—		—
Accrued liabilities:
Investment advisory fees	4,346		3,474		947
Administration fees	608		225		205
Distribution fees	629		209		42
Service fees	883		693		70
Custodian and accounting fees	128		135		55
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—		—	(a)
Audit fees	28		33		27
Printing and mailing cost	434		233		208
Other	217		107		60

Total Liabilities	105,382		1,540,559		23,848

Net Assets	$14,301,497		$6,419,008		$5,815,346

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

	JPMorgan U.S. Equity Fund	JPMorgan U.S. Large Cap Core Plus Fund	JPMorgan U.S. Research Enhanced Equity Fund
NET ASSETS:
Paid-in-Capital	$9,780,868	$3,481,011	$3,758,883
Total distributable earnings (loss) (a)	4,520,629	2,937,997	2,056,463

Total Net Assets	$14,301,497	$6,419,008	$5,815,346

Net Assets:
Class A	$1,556,392	$678,071	$207,809
Class C	289,675	108,332	—
Class I	1,121,609	4,740,691	232,077
Class L	1,552,520	—	422,351
Class R2	244,356	5,304	—
Class R3	111,902	—	—
Class R4	22,870	—	—
Class R5	842,888	99,113	—
Class R6	8,559,285	787,497	4,953,109

Total	$14,301,497	$6,419,008	$5,815,346

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	98,153	24,648	7,590
Class C	18,921	4,186	—
Class I	70,500	169,684	8,392
Class L	97,433	—	15,298
Class R2	15,563	199	—
Class R3	7,082	—	—
Class R4	1,439	—	—
Class R5	52,879	3,529	—
Class R6	535,938	28,059	179,325

Net Asset Value (b):
Class A — Redemption price per share	$15.86	$27.51	$27.38
Class C — Offering price per share (c)	15.31	25.88	—
Class I — Offering and redemption price per share	15.91	27.94	27.65
Class L — Offering and redemption price per share	15.93	—	27.61
Class R2 — Offering and redemption price per share	15.70	26.62	—
Class R3 — Offering and redemption price per share	15.80	—	—
Class R4 — Offering and redemption price per share	15.89	—	—
Class R5 — Offering and redemption price per share	15.94	28.08	—
Class R6 — Offering and redemption price per share	15.97	28.07	27.62
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.74	$29.03	$28.90

Cost of investments in non-affiliates	$10,434,720	$5,295,210	$3,942,122
Cost of investments in affiliates	88,783	78,084	39,673
Investment securities on loan, at value (See Note 2.E.)	16,917	—	—
Cost of investment of cash collateral (See Note 2.E.)	16,918	—	—
Proceeds from securities sold short	—	1,525,397	—

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 9.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	57

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2019

(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund	JPMorgan Growth and Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	(a)	$—	$—	(a)
Interest income from affiliates	—	(a)	—	—
Dividend income from non-affiliates	2,361		548,338	16,327
Dividend income from affiliates	113		14,089	406
Income from securities lending (net) (See Note 2.E.)	—	(a)	—	—

Total investment income	2,474		562,427	16,733

EXPENSES:
Investment advisory fees	1,035		78,589	2,522
Administration fees	136		13,912	492
Distribution fees:
Class A	12		7,631	1,204
Class C	22		10,193	182
Class R2	—		432	1
Class R3	—		273	—	(a)
Service fees:
Class A	12		7,631	1,204
Class C	7		3,397	61
Class I	377		18,772	218
Class R2	—		216	—	(a)
Class R3	—		273	—	(a)
Class R4	—		93	—	(a)
Class R5	—		1,223	—	(a)
Custodian and accounting fees	29		475	35
Professional fees	62		260	63
Trustees’ and Chief Compliance Officer’s fees	26		100	27
Printing and mailing costs	66		1,152	45
Registration and filing fees	72		452	146
Transfer agency fees (See Note 2.H.)	6		650	154
Other	16		329	22

Total expenses	1,878		146,053	6,376

Less fees waived	(422)		(1,255)	(771)
Less expense reimbursements	(3)		—	(2)

Net expenses	1,453		144,798	5,603

Net investment income (loss)	1,021		417,629	11,130

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	25,683		261,942	16,767
Investments in affiliates	—	(a)	24	—	(a)

Net realized gain (loss)	25,683		261,966	16,767

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(16,976)		1,549,882	12,930
Investments in affiliates	—	(a)	81	1

Change in net unrealized appreciation/depreciation	(16,976)		1,549,963	12,931

Net realized/unrealized gains (losses)	8,707		1,811,929	29,698

Change in net assets resulting from operations	$9,728		$2,229,558	$40,828

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

	JPMorgan Hedged Equity Fund	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$390	$— (a)	$— (a)
Interest income from affiliates	3	— (a)	— (a)
Dividend income from non-affiliates	64,663	93,466	33,084
Dividend income from affiliates	1,966	8,930	732
Income from securities lending (net) (See Note 2.E.)	—	639	14

Total investment income	67,022	103,035	33,830

EXPENSES:
Investment advisory fees	8,802	72,709	6,351
Administration fees	2,729	10,813	1,243
Distribution fees:
Class A	676	5,884	483
Class C	865	3,910	480
Class R2	—	729	102
Class R3 (b)	—	56	— (a)
Service fees:
Class A	676	5,884	483
Class C	288	1,303	160
Class I	7,249	10,884	873
Class R2	—	364	51
Class R3 (b)	—	57	— (a)
Class R4 (b)	—	18	18
Class R5	1	766	30
Custodian and accounting fees	176	354	58
Interest expense to affiliates	— (a)	—	1
Professional fees	127	221	78
Trustees’ and Chief Compliance Officer’s fees	37	81	31
Printing and mailing costs	250	385	204
Registration and filing fees	403	98	140
Transfer agency fees (See Note 2.H.)	52	493	94
Other	273	253	37

Total expenses	22,604	115,262	10,917

Less fees waived	(464)	(22,143)	(1,319)
Less expense reimbursements	(7)	(61)	(24)

Net expenses	22,133	93,058	9,574

Net investment income (loss)	44,889	9,977	24,256

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(33,983)	2,059,616	(38,070)
Investments in affiliates	—	— (a)	2
Options purchased	73,119	—	—
Futures contracts	9,123	—	—
Options written	(247,518)	—	—

Net realized gain (loss)	(199,259)	2,059,616	(38,069)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	380,487	(142,318)	29,359
Investments in affiliates	—	44	1
Options purchased	(2,097)	—	—
Futures contracts	1,242	—	—
Options written	(2,383)	—	—

Change in net unrealized appreciation/depreciation	377,249	(142,274)	29,360

Net realized/unrealized gains (losses)	177,990	1,917,342	(8,709)

Change in net assets resulting from operations	$222,879	$1,927,319	$15,547

(a)	Amount rounds to less than one thousand.
(b)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Large Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	59

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2019 (continued)

(Amounts in thousands)

	JPMorgan U.S. Equity Fund	JPMorgan U.S. Large Cap Core Plus Fund	JPMorgan U.S. Research Enhanced Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$40	$28	$82
Interest income from affiliates	— (a)	1	— (a)
Dividend income from non-affiliates	241,455	165,060	116,735
Dividend income from affiliates	3,124	1,620	1,065
Income from securities lending (net) (See Note 2.E.)	391	—	—

Total investment income	245,010	166,709	117,882

EXPENSES:
Investment advisory fees	57,366	58,883	15,980
Administration fees	10,754	6,199	4,998
Distribution fees:
Class A	3,403	1,755	593
Class C	2,230	1,049	—
Class R2	1,261	29	—
Class R3	218	—	—
Service fees:
Class A	3,403	1,755	593
Class C	743	350	—
Class I	3,549	14,024	605
Class L	1,621	—	444
Class R2	631	15	—
Class R3	218	—	—
Class R4	40	—	—
Class R5	883	122	—
Custodian and accounting fees	405	439	168
Interest expense to affiliates	— (a)	5	—
Professional fees	220	206	129
Trustees’ and Chief Compliance Officer’s fees	72	53	48
Printing and mailing costs	594	356	250
Registration and filing fees	288	220	100
Transfer agency fees (See Note 2.H.)	400	156	87
Other	292	119	105
Dividend expense to non-affiliates on securities sold short	—	53,966	—
Interest expense to non-affiliates on securities sold short	—	11,308	—

Total expenses	88,591	151,009	24,100

Less fees waived	(7,303)	(17,912)	(6,649)
Less expense reimbursements	(82)	(8)	(44)

Net expenses	81,206	133,089	17,407

Net investment income (loss)	163,804	33,620	100,475

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,323,798	985,417	514,416
Investments in affiliates	5	2	1
Futures contracts	(3,646)	(1,782)	2,849
Securities sold short	—	(20,712)	—

Net realized gain (loss)	1,320,157	962,925	517,266

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(181,734)	(545,893)	(26,963)
Investments in affiliates	10	2	4
Futures contracts	1,388	(181)	2,067
Securities sold short	—	(15,422)	—

Change in net unrealized appreciation/depreciation	(180,336)	(561,494)	(24,892)

Net realized/unrealized gains (losses)	1,139,821	401,431	492,374

Change in net assets resulting from operations	$1,303,625	$435,051	$592,849

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,021	$1,117	$417,629	$290,322
Net realized gain (loss)	25,683	10,273	261,966	305,643
Change in net unrealized appreciation/depreciation	(16,976)	18,485	1,549,963	913,007

Change in net assets resulting from operations	9,728	29,875	2,229,558	1,508,972

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(681)	(186)	(140,305)	(76,031)
Class C	(399)	(170)	(57,794)	(28,299)
Class I	(14,230)	(10,710)	(356,669)	(150,432)
Class R2	—	—	(3,859)	(1,994)
Class R3	—	—	(5,148)	(1,758)
Class R4	—	—	(1,500)	(453)
Class R5	—	—	(59,529)	(29,159)
Class R6 (b)	(2)	—	(310,524)	(133,346)

Total distributions to shareholders	(15,312)	(11,066)	(935,328)	(421,472)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(140,958)	47,717	5,113,722	1,214,083

NET ASSETS:
Change in net assets	(146,542)	66,526	6,407,952	2,301,583
Beginning of period	253,370	186,844	17,254,495	14,952,912

End of period	$106,828	$253,370	$23,662,447	$17,254,495

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 9. Prior period balances were as follows:

	JPMorgan Equity Focus Fund	JPMorgan Equity Income Fund
Class A
From net investment income	$(1)	$(46,891)
From net realized gains	(185)	(29,140)
Class C
From net investment income	—	(15,879)
From net realized gains	(170)	(12,420)
Class I
From net investment income	(511)	(99,810)
From net realized gains	(10,199)	(50,622)
Class R2
From net investment income	—	(1,158)
From net realized gains	—	(836)
Class R3
From net investment income	—	(1,008)
From net realized gains	—	(750)
Class R4
From net investment income	—	(300)
From net realized gains	—	(153)
Class R5
From net investment income	—	(19,165)
From net realized gains	—	(9,994)
Class R6 (b)
From net investment income	—	(91,009)
From net realized gains	—	(42,337)

(b)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Equity Focus Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Growth and Income Fund		JPMorgan Hedged Equity Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$11,130	$7,601	$44,889	$17,706
Net realized gain (loss)	16,767	36,587	(199,259)	(52,720)
Change in net unrealized appreciation/depreciation	12,931	20,167	377,249	131,026

Change in net assets resulting from operations	40,828	64,355	222,879	96,012

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(28,923)	(25,010)	(2,575)	(1,774)
Class C	(1,489)	(1,315)	(707)	(200)
Class I	(5,085)	(4,029)	(36,679)	(14,219)
Class R2	(6)	(1)	—	—
Class R3 (b)	(1)	(1)	—	—
Class R4 (b)	(1)	(1)	—	—
Class R5	(3)	(3)	(7)	(1)
Class R6	(2,303)	(501)	(3,472)	(485)

Total distributions to shareholders	(37,811)	(30,861)	(43,440)	(16,679)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	38,723	37,564	2,447,975	1,585,763

NET ASSETS:
Change in net assets	41,740	71,058	2,627,414	1,665,096
Beginning of period	610,763	539,705	2,428,392	763,296

End of period	$652,503	$610,763	$5,055,806	$2,428,392

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 9. Prior period balances were as follows:

	JPMorgan Growth and Income Fund	JPMorgan Hedged Equity Fund
Class A
From net investment income	$(5,773)	$(1,774)
From net realized gains	(19,237)	—
Class C
From net investment income	(226)	(200)
From net realized gains	(1,089)	—
Class I
From net investment income	(1,045)	(14,219)
From net realized gains	(2,984)	—
Class R2
From net investment income	— (c)	—
From net realized gains	(1)	—
Class R3 (b)
From net investment income	— (c)	—
From net realized gains	(1)	—
Class R4 (b)
From net investment income	— (c)	—
From net realized gains	(1)	—
Class R5
From net investment income	(1)	(1)
From net realized gains	(2)	—
Class R6
From net investment income	(304)	(485)
From net realized gains	(197)	—

(b)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Growth and Income Fund.
(c)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$9,977	$716	$24,256	$17,087
Net realized gain (loss)	2,059,616	1,428,027	(38,069)	104,778
Change in net unrealized appreciation/depreciation	(142,274)	1,838,302	29,360	(52,694)

Change in net assets resulting from operations	1,927,319	3,267,045	15,547	69,171

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(290,662)	(341,736)	(14,350)	(20,288)
Class C	(80,926)	(78,411)	(4,699)	(4,929)
Class I	(537,464)	(495,445)	(26,304)	(26,336)
Class R2	(19,576)	(20,556)	(1,479)	(937)
Class R3 (b)	(2,356)	(239)	(1)	—
Class R4 (b)	(823)	(1,429)	(93)	—
Class R5	(94,352)	(107,511)	(2,258)	(2,015)
Class R6	(744,597)	(610,039)	(70,128)	(68,722)

Total distributions to shareholders	(1,770,756)	(1,655,366)	(119,312)	(123,227)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,405,460	462,204	(137,459)	654,144

NET ASSETS:
Change in net assets	1,562,023	2,073,883	(241,224)	600,088
Beginning of period	14,350,587	12,276,704	1,652,352	1,052,264

End of period	$15,912,610	$14,350,587	$1,411,128	$1,652,352

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 9. Prior period balances were as follows:

	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund
Class A
From net investment income	$—	$(1,957)
From net realized gains	(341,736)	(18,331)
Class C
From net investment income	—	(250)
From net realized gains	(78,411)	(4,679)
Class I
From net investment income	—	(3,416)
From net realized gains	(495,445)	(22,920)
Class R2
From net investment income	—	(82)
From net realized gains	(20,556)	(855)
Class R3 (b)
From net realized gains	(239)	—
Class R4 (b)
From net realized gains	(1,429)	—
Class R5
From net investment income	—	(276)
From net realized gains	(107,511)	(1,739)
Class R6
From net investment income	—	(10,517)
From net realized gains	(610,039)	(58,205)

(b)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Large Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Equity Fund		JPMorgan U.S. Large Cap Core Plus Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$163,804	$158,433	$33,620	$22,951
Net realized gain (loss)	1,320,157	1,679,988	962,925	1,328,180
Change in net unrealized appreciation/depreciation	(180,336)	109,913	(561,494)	(170,779)

Change in net assets resulting from operations	1,303,625	1,948,334	435,051	1,180,352

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(145,610)	(113,310)	(96,383)	(103,489)
Class C	(34,523)	(23,352)	(20,837)	(23,856)
Class I	(176,401)	(122,404)	(784,212)	(794,977)
Class L	(197,302)	(146,714)	—	—
Class R2	(28,317)	(21,453)	(839)	(836)
Class R3	(10,133)	(4,039)	—	—
Class R4	(1,931)	(504)	—	—
Class R5	(104,750)	(78,990)	(16,031)	(16,620)
Class R6 (b)	(936,749)	(778,839)	(193,852)	(251,239)

Total distributions to shareholders	(1,635,716)	(1,289,605)	(1,112,154)	(1,191,017)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(424,509)	102,375	(1,932,512)	(202,590)

NET ASSETS:
Change in net assets	(756,600)	761,104	(2,609,615)	(213,255)
Beginning of period	15,058,097	14,296,993	9,028,623	9,241,878

End of period	$14,301,497	$15,058,097	$6,419,008	$9,028,623

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 9. Prior period balances were as follows:

	JPMorgan U.S. Equity Fund	JPMorgan U.S. Large Cap Core Plus Fund
Class A
From net investment income	$(9,388)	$—
From net realized gains	(103,922)	(103,489)
Class C
From net investment income	(716)	—
From net realized gains	(22,636)	(23,856)
Class I
From net investment income	(13,503)	(5,329)
From net realized gains	(108,901)	(789,648)
Class L
From net investment income	(17,778)	—
From net realized gains	(128,936)	—
Class R2
From net investment income	(1,146)	—
From net realized gains	(20,307)	(836)
Class R3
From net investment income	(344)	—
From net realized gains	(3,695)	—
Class R4
From net investment income	(64)	—
From net realized gains	(440)	—
Class R5
From net investment income	(10,060)	(379)
From net realized gains	(68,930)	(16,241)
Class R6 (b)
From net investment income	(104,163)	(7,053)
From net realized gains	(674,676)	(244,186)

(b)	Commencement of offering of class of shares effective November 1, 2017 for JPMorgan U.S. Large Cap Core Plus Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

	JPMorgan U.S. Research Enhanced Equity Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$100,475	$107,440
Net realized gain (loss)	517,266	652,092
Change in net unrealized appreciation/depreciation	(24,892)	214,392

Change in net assets resulting from operations	592,849	973,924

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(27,920)	(3,827)
Class I	(27,285)	(3,737)
Class L	(51,150)	(9,307)
Class R6	(633,551)	(86,761)

Total distributions to shareholders	(739,906)	(103,632)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(774,687)	(1,539,735)

NET ASSETS:
Change in net assets	(921,744)	(669,443)
Beginning of period	6,737,090	7,406,533

End of period	$5,815,346	$6,737,090

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 9. Prior period balances were as follows:

JPMorgan U.S. Research Enhanced Equity Fund
Class A
From net investment income	$(3,827)
Class I
From net investment income	(3,737)
Class L
From net investment income	(9,307)
Class R6
From net investment income	(86,761)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,435	$1,177	$755,202	$525,531
Distributions reinvested	681	186	133,800	71,651
Cost of shares redeemed	(1,458)	(971)	(824,132)	(975,605)

Change in net assets resulting from Class A capital transactions	$1,658	$392	$64,870	$(378,423)

Class C
Proceeds from shares issued	$529	$529	$284,340	$158,580
Distributions reinvested	399	170	51,095	25,015
Cost of shares redeemed	(688)	(1,305)	(286,413)	(358,771)

Change in net assets resulting from Class C capital transactions	$240	$(606)	$49,022	$(175,176)

Class I
Proceeds from shares issued	$23,367	$81,292	$3,482,287	$1,983,704
Distributions reinvested	14,130	10,677	318,091	131,986
Cost of shares redeemed	(198,184)	(44,038)	(1,602,290)	(2,734,993)

Change in net assets resulting from Class I capital transactions	$(160,687)	$47,931	$2,198,088	$(619,303)

Class R2
Proceeds from shares issued	$—	$—	$30,350	$18,053
Distributions reinvested	—	—	3,484	1,710
Cost of shares redeemed	—	—	(25,985)	(33,335)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$7,849	$(13,572)

Class R3
Proceeds from shares issued	$—	$—	$64,756	$82,515
Distributions reinvested	—	—	4,644	1,736
Cost of shares redeemed	—	—	(30,072)	(19,935)

Change in net assets resulting from Class R3 capital transactions	$—	$—	$39,328	$64,316

Class R4
Proceeds from shares issued	$—	$—	$57,970	$29,460
Distributions reinvested	—	—	1,500	452
Cost of shares redeemed	—	—	(20,302)	(8,782)

Change in net assets resulting from Class R4 capital transactions	$—	$—	$39,168	$21,130

Class R5
Proceeds from shares issued	$—	$—	$460,008	$468,882
Distributions reinvested	—	—	55,745	26,960
Cost of shares redeemed	—	—	(273,526)	(382,098)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$242,227	$113,744

Class R6 (a)
Proceeds from shares issued	$40,177	$—	$3,362,596	$2,906,484
Distributions reinvested	2	—	292,441	124,146
Cost of shares redeemed	(22,348)	—	(1,127,173)	(829,263)
Redemptions in-kind (See Note 8)	—	—	(54,694)	—

Change in net assets resulting from Class R6 capital transactions	$17,831	$—	$2,473,170	$2,201,367

Total change in net assets resulting from capital transactions	$(140,958)	$47,717	$5,113,722	$1,214,083

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Equity Focus Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	81	38	44,333	31,499
Reinvested	25	6	8,045	4,281
Redeemed	(51)	(32)	(48,297)	(58,701)

Change in Class A Shares	55	12	4,081	(22,921)

Class C
Issued	18	17	17,076	9,654
Reinvested	15	6	3,143	1,521
Redeemed	(25)	(43)	(17,081)	(22,050)

Change in Class C Shares	8	(20)	3,138	(10,875)

Class I
Issued	726	2,578	201,387	116,951
Reinvested	511	345	18,776	7,758
Redeemed	(6,421)	(1,399)	(93,029)	(165,937)

Change in Class I Shares	(5,184)	1,524	127,134	(41,228)

Class R2
Issued	—	—	1,779	1,087
Reinvested	—	—	211	103
Redeemed	—	—	(1,521)	(1,990)

Change in Class R2 Shares	—	—	469	(800)

Class R3
Issued	—	—	3,784	4,897
Reinvested	—	—	280	103
Redeemed	—	—	(1,796)	(1,179)

Change in Class R3 Shares	—	—	2,268	3,821

Class R4
Issued	—	—	3,364	1,791
Reinvested	—	—	88	27
Redeemed	—	—	(1,151)	(530)

Change in Class R4 Shares	—	—	2,301	1,288

Class R5
Issued	—	—	26,643	27,638
Reinvested	—	—	3,283	1,584
Redeemed	—	—	(15,716)	(22,367)

Change in Class R5 Shares	—	—	14,210	6,855

Class R6 (a)
Issued	1,490	—	192,820	174,849
Reinvested	— (b)	—	17,229	7,288
Redeemed	(757)	—	(64,768)	(48,541)
Redemptions in-kind (See Note 8)	—	—	(3,151)	—

Change in Class R6 Shares	733	—	142,130	133,596

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Equity Focus Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Growth and Income Fund		JPMorgan Hedged Equity Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$48,540	$63,584	$200,515	$245,722
Distributions reinvested	28,106	24,233	2,559	1,770
Cost of shares redeemed	(63,999)	(85,887)	(196,149)	(115,928)

Change in net assets resulting from Class A capital transactions	$12,647	$1,930	$6,925	$131,564

Class C
Proceeds from shares issued	$8,554	$3,673	$98,773	$56,798
Distributions reinvested	1,282	1,171	705	200
Cost of shares redeemed	(6,924)	(11,728)	(27,734)	(7,913)

Change in net assets resulting from Class C capital transactions	$2,912	$(6,884)	$71,744	$49,085

Class I
Proceeds from shares issued	$37,640	$34,111	$3,264,704	$1,593,492
Distributions reinvested	4,589	3,841	34,623	13,345
Cost of shares redeemed	(26,157)	(28,585)	(1,180,493)	(320,018)

Change in net assets resulting from Class I capital transactions	$16,072	$9,367	$2,118,834	$1,286,819

Class R2
Proceeds from shares issued	$66	$15	$—	$—
Distributions reinvested	6	1	—	—
Cost of shares redeemed	(3)	—	—	—

Change in net assets resulting from Class R2 capital transactions	$69	$16	$—	$—

Class R3 (a)
Proceeds from shares issued	$—	$20	$—	$—
Distributions reinvested	1	1	—	—

Change in net assets resulting from Class R3 capital transactions	$1	$21	$—	$—

Class R4 (a)
Proceeds from shares issued	$—	$20	$—	$—
Distributions reinvested	1	1	—	—

Change in net assets resulting from Class R4 capital transactions	$1	$21	$—	$—

Class R5
Proceeds from shares issued	$30	$6	$1,826	$152
Distributions reinvested	3	3	7	1
Cost of shares redeemed	(3)	(6)	(105)	(72)

Change in net assets resulting from Class R5 capital transactions	$30	$3	$1,728	$81

Class R6
Proceeds from shares issued	$12,212	$34,075	$295,474	$128,229
Distributions reinvested	2,197	501	978	199
Cost of shares redeemed	(7,418)	(1,486)	(47,708)	(10,214)

Change in net assets resulting from Class R6 capital transactions	$6,991	$33,090	$248,744	$118,214

Total change in net assets resulting from capital transactions	$38,723	$37,564	$2,447,975	$1,585,763

(a)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Growth and Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

	JPMorgan Growth and Income Fund				JPMorgan Hedged Equity Fund
	Year Ended June 30, 2019		Year Ended June 30, 2018		Year Ended June 30, 2019	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	987		1,271		10,234	12,948
Reinvested	606		485		131	93
Redeemed	(1,316)		(1,688)		(10,028)	(6,071)

Change in Class A Shares	277		68		337	6,970

Class C
Issued	198		81		5,092	2,990
Reinvested	31		26		37	11
Redeemed	(158)		(259)		(1,432)	(415)

Change in Class C Shares	71		(152)		3,697	2,586

Class I
Issued	736		649		166,589	83,305
Reinvested	93		73		1,758	699
Redeemed	(519)		(543)		(60,565)	(16,636)

Change in Class I Shares	310		179		107,782	67,368

Class R2
Issued	1		—	(a)	—	—
Reinvested	—	(a)	—	(a)	—	—
Redeemed	—	(a)	—		—	—

Change in Class R2 Shares	1		—	(a)	—	—

Class R3 (b)
Issued	—		—	(a)	—	—
Reinvested	1		—	(a)	—	—

Change in Class R3 Shares	1		—	(a)	—	—

Class R4 (b)
Issued	—		—	(a)	—	—
Reinvested	1		—	(a)	—	—

Change in Class R4 Shares	1		—	(a)	—	—

Class R5
Issued	—	(a)	—	(a)	92	8
Reinvested	—	(a)	—	(a)	— (a)	— (a)
Redeemed	—	(a)	—	(a)	(5)	(4)

Change in Class R5 Shares	—	(a)	—	(a)	87	4

Class R6
Issued	235		615		15,045	6,591
Reinvested	44		10		49	10
Redeemed	(144)		(28)		(2,420)	(527)

Change in Class R6 Shares	135		597		12,674	6,074

(a)	Amount rounds to less than one thousand.
(b)	Commencement of offering of class of shares effective July 31, 2017 for JPMorgan Growth and Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	69

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$565,602	$495,076	$38,199	$130,775
Net assets acquired in Fund reorganization (See Note 10)	—	63,247	—	—
Distributions reinvested	268,247	311,846	13,929	19,806
Cost of shares redeemed	(848,901)	(1,174,028)	(120,946)	(123,251)

Change in net assets resulting from Class A capital transactions	$(15,052)	$(303,859)	$(68,818)	$27,330

Class C
Proceeds from shares issued	$101,496	$80,665	$12,245	$38,428
Net assets acquired in Fund reorganization (See Note 10)	—	13,553	—	—
Distributions reinvested	64,190	59,885	4,589	4,755
Cost of shares redeemed	(162,510)	(152,863)	(26,332)	(19,452)

Change in net assets resulting from Class C capital transactions	$3,176	$1,240	$(9,498)	$23,731

Class I
Proceeds from shares issued	$1,278,824	$1,263,343	$180,351	$345,159
Net assets acquired in Fund reorganization (See Note 10)	—	66,379	—	—
Distributions reinvested	499,924	437,623	26,175	25,985
Cost of shares redeemed	(1,526,803)	(2,608,344)	(258,184)	(138,314)

Change in net assets resulting from Class I capital transactions	$251,945	$(840,999)	$(51,658)	$232,830

Class R2
Proceeds from shares issued	$52,974	$46,028	$9,456	$13,920
Distributions reinvested	15,016	14,353	1,316	689
Cost of shares redeemed	(85,360)	(68,572)	(4,971)	(3,779)

Change in net assets resulting from Class R2 capital transactions	$(17,370)	$(8,191)	$5,801	$10,830

Class R3 (a)
Proceeds from shares issued	$41,442	$5,967	$20	$—
Distributions reinvested	1,370	198	1	—
Cost of shares redeemed	(5,767)	(985)	—	—

Change in net assets resulting from Class R3 capital transactions	$37,045	$5,180	$21	$—

Class R4 (a)
Proceeds from shares issued	$5,495	$16,616	$13,825	$—
Distributions reinvested	823	1,429	93	—
Cost of shares redeemed	(1,898)	(13,174)	(1,201)	—

Change in net assets resulting from Class R4 capital transactions	$4,420	$4,871	$12,717	$—

Class R5
Proceeds from shares issued	$171,763	$167,961	$20,278	$21,564
Net assets acquired in Fund reorganization (See Note 10)	—	201,731	—	—
Distributions reinvested	89,822	99,180	2,241	1,993
Cost of shares redeemed	(351,362)	(578,359)	(13,694)	(9,689)

Change in net assets resulting from Class R5 capital transactions	$(89,777)	$(109,487)	$8,825	$13,868

Class R6
Proceeds from shares issued	$1,840,965	$2,125,161	$325,810	$374,045
Distributions reinvested	723,675	540,060	69,882	68,661
Cost of shares redeemed	(1,333,567)	(951,772)	(430,541)	(97,151)

Change in net assets resulting from Class R6 capital transactions	$1,231,073	$1,713,449	$(34,849)	$345,555

Total change in net assets resulting from capital transactions	$1,405,460	$462,204	$(137,459)	$654,144

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Large Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	14,213	12,491	2,636	8,302
Shares issued in connection with Fund reorganization (See Note 10)	—	1,736	—	—
Reinvested	7,726	8,728	1,057	1,278
Redeemed	(21,501)	(28,909)	(8,443)	(7,816)

Change in Class A Shares	438	(5,954)	(4,750)	1,764

Class C
Issued	3,322	2,540	893	2,535
Shares issued in connection with Fund reorganization (See Note 10)	—	460	—	—
Reinvested	2,388	2,073	365	319
Redeemed	(5,303)	(4,716)	(1,966)	(1,285)

Change in Class C Shares	407	357	(708)	1,569

Class I
Issued	31,957	30,824	12,677	22,191
Shares issued in connection with Fund reorganization (See Note 10)	—	1,807	—	—
Reinvested	14,219	12,149	2,016	1,706
Redeemed	(38,672)	(65,821)	(18,372)	(9,034)

Change in Class I Shares	7,504	(21,041)	(3,679)	14,863

Class R2
Issued	1,393	1,202	652	896
Reinvested	449	413	101	45
Redeemed	(2,227)	(1,769)	(353)	(244)

Change in Class R2 Shares	(385)	(154)	400	697

Class R3 (a)
Issued	1,026	154	1	—
Reinvested	39	6	— (b)	—
Redeemed	(148)	(25)	—	—

Change in Class R3 Shares	917	135	1	—

Class R4 (a)
Issued	139	414	1,113	—
Reinvested	23	40	7	—
Redeemed	(47)	(327)	(89)	—

Change in Class R4 Shares	115	127	1,031	—

Class R5
Issued	4,109	4,139	1,415	1,379
Shares issued in connection with Fund reorganization (See Note 10)	—	5,397	—	—
Reinvested	2,499	2,706	170	130
Redeemed	(8,504)	(14,647)	(950)	(628)

Change in Class R5 Shares	(1,896)	(2,405)	635	881

Class R6
Issued	44,475	52,207	22,094	24,088
Reinvested	19,983	14,648	5,350	4,491
Redeemed	(32,490)	(23,114)	(29,764)	(6,224)

Change in Class R6 Shares	31,968	43,741	(2,320)	22,355

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Large Cap Value Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	71

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Equity Fund		JPMorgan U.S. Large Cap Core Plus Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$668,701	$214,993	$135,379	$152,196
Distributions reinvested	132,720	101,906	94,468	101,567
Cost of shares redeemed	(561,909)	(408,599)	(275,160)	(269,078)

Change in net assets resulting from Class A capital transactions	$239,512	$(91,700)	$(45,313)	$(15,315)

Class C
Proceeds from shares issued	$47,501	$53,665	$12,993	$14,610
Distributions reinvested	32,837	22,181	17,995	20,635
Cost of shares redeemed	(81,416)	(105,361)	(67,277)	(76,640)

Change in net assets resulting from Class C capital transactions	$(1,078)	$(29,515)	$(36,289)	$(41,395)

Class I
Proceeds from shares issued	$408,617	$475,037	$888,442	$942,669
Distributions reinvested	171,208	118,776	739,627	743,582
Cost of shares redeemed	(922,817)	(415,816)	(2,590,860)	(3,753,341)

Change in net assets resulting from Class I capital transactions	$(342,992)	$177,997	$(962,791)	$(2,067,090)

Class L
Proceeds from shares issued	$340,083	$312,658	$—	$—
Distributions reinvested	166,869	127,665	—	—
Cost of shares redeemed	(575,141)	(2,240,979)	—	—

Change in net assets resulting from Class L capital transactions	$(68,189)	$(1,800,656)	$—	$—

Class R2
Proceeds from shares issued	$31,183	$41,736	$946	$1,855
Distributions reinvested	26,663	19,822	532	469
Cost of shares redeemed	(72,348)	(67,632)	(2,235)	(1,954)

Change in net assets resulting from Class R2 capital transactions	$(14,502)	$(6,074)	$(757)	$370

Class R3
Proceeds from shares issued	$53,558	$41,120	$—	$—
Distributions reinvested	9,047	4,029	—	—
Cost of shares redeemed	(9,993)	(10,051)	—	—

Change in net assets resulting from Class R3 capital transactions	$52,612	$35,098	$—	$—

Class R4
Proceeds from shares issued	$17,146	$10,245	$—	$—
Distributions reinvested	1,931	504	—	—
Cost of shares redeemed	(6,325)	(1,318)	—	—

Change in net assets resulting from Class R4 capital transactions	$12,752	$9,431	$—	$—

Class R5
Proceeds from shares issued	$73,209	$119,546	$22,201	$21,497
Distributions reinvested	94,444	70,680	15,977	16,608
Cost of shares redeemed	(236,756)	(181,128)	(57,731)	(83,469)

Change in net assets resulting from Class R5 capital transactions	$(69,103)	$9,098	$(19,553)	$(45,364)

Class R6 (a)
Proceeds from shares issued	$1,335,233	$2,759,027	$38,738	$2,206,431
Distributions reinvested	934,866	777,436	166,828	224,242
Cost of shares redeemed	(2,503,620)	(1,737,767)	(1,073,375)	(464,469)

Change in net assets resulting from Class R6 capital transactions	$(233,521)	$1,798,696	$(867,809)	$1,966,204

Total change in net assets resulting from capital transactions	$(424,509)	$102,375	$(1,932,512)	$(202,590)

(a)	Commencement of offering of class of shares effective November 1, 2017 for JPMorgan U.S. Large Cap Core Plus Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

	JPMorgan U.S. Equity Fund		JPMorgan U.S. Large Cap Core Plus Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	43,450	13,038	4,895	4,946
Reinvested	9,250	6,310	3,825	3,475
Redeemed	(35,922)	(24,809)	(9,740)	(8,817)

Change in Class A Shares	16,778	(5,461)	(1,020)	(396)

Class C
Issued	3,118	3,347	506	501
Reinvested	2,381	1,416	773	740
Redeemed	(5,483)	(6,567)	(2,631)	(2,586)

Change in Class C Shares	16	(1,804)	(1,352)	(1,345)

Class I
Issued	26,279	28,752	31,989	30,549
Reinvested	11,895	7,333	29,468	25,111
Redeemed	(59,810)	(25,267)	(93,992)	(116,782)

Change in Class I Shares	(21,636)	10,818	(32,535)	(61,122)

Class L
Issued	21,487	18,949	—	—
Reinvested	11,566	7,871	—	—
Redeemed	(37,224)	(139,241)	—	—

Change in Class L Shares	(4,171)	(112,421)	—	—

Class R2
Issued	2,018	2,553	36	63
Reinvested	1,883	1,239	22	16
Redeemed	(4,597)	(4,154)	(82)	(65)

Change in Class R2 Shares	(696)	(362)	(24)	14

Class R3
Issued	3,354	2,508	—	—
Reinvested	633	250	—	—
Redeemed	(643)	(610)	—	—

Change in Class R3 Shares	3,344	2,148	—	—

Class R4
Issued	1,067	621	—	—
Reinvested	134	31	—	—
Redeemed	(400)	(79)	—	—

Change in Class R4 Shares	801	573	—	—

Class R5
Issued	4,699	7,233	840	689
Reinvested	6,538	4,355	633	557
Redeemed	(15,115)	(10,982)	(2,058)	(2,602)

Change in Class R5 Shares	(3,878)	606	(585)	(1,356)

Class R6 (a)
Issued	85,926	170,342	1,425	66,258
Reinvested	64,491	47,843	6,614	7,523
Redeemed	(154,015)	(103,956)	(38,577)	(15,184)

Change in Class R6 Shares	(3,598)	114,229	(30,538)	58,597

(a)	Commencement of offering of class of shares effective November 1, 2017 for JPMorgan U.S. Large Cap Core Plus Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	73

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Research Enhanced Equity Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$34,397	$52,738
Distributions reinvested	27,797	3,815
Cost of shares redeemed	(123,985)	(247,174)

Change in net assets resulting from Class A capital transactions	$(61,791)	$(190,621)

Class I
Proceeds from shares issued	$56,824	$41,680
Distributions reinvested	26,614	3,308
Cost of shares redeemed	(115,409)	(93,153)

Change in net assets resulting from Class I capital transactions	$(31,971)	$(48,165)

Class L
Proceeds from shares issued	$60,334	$88,724
Distributions reinvested	32,173	7,140
Cost of shares redeemed	(138,095)	(544,996)

Change in net assets resulting from Class L capital transactions	$(45,588)	$(449,132)

Class R6
Proceeds from shares issued	$253,929	$834,134
Distributions reinvested	633,410	86,745
Cost of shares redeemed	(1,522,676)	(1,772,696)

Change in net assets resulting from Class R6 capital transactions	$(635,337)	$(851,817)

Total change in net assets resulting from capital transactions	$(774,687)	$(1,539,735)

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

	JPMorgan U.S. Research Enhanced Equity Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	1,253	1,931
Reinvested	1,116	139
Redeemed	(4,605)	(8,885)

Change in Class A Shares	(2,236)	(6,815)

Class I
Issued	2,021	1,498
Reinvested	1,056	119
Redeemed	(4,084)	(3,348)

Change in Class I Shares	(1,007)	(1,731)

Class L
Issued	2,291	3,285
Reinvested	1,280	259
Redeemed	(4,963)	(19,517)

Change in Class L Shares	(1,392)	(15,973)

Class R6
Issued	9,239	29,946
Reinvested	25,157	3,129
Redeemed	(54,997)	(62,298)

Change in Class R6 Shares	(20,601)	(29,223)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	75

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED JUNE 30, 2019

(Amounts in thousands)

JPMorgan U.S. Large Cap Core Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase in net assets resulting from operations	$435,051

Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(9,667,473)
Proceeds from disposition of investment securities	13,365,672
Covers of investment securities sold short	(4,905,565)
Proceeds from investment securities sold short	4,170,522
Purchases of short-term investments — affiliates, net	48,632
Change in unrealized (appreciation)/depreciation on investments in non-affiliates	545,893
Change in unrealized (appreciation)/depreciation on investments in affiliates	(2)
Change in unrealized (appreciation)/depreciation on investment securities sold short	15,422
Net realized (gain)/loss on investments in non-affiliates	(985,417)
Net realized (gain)/loss on investments in affiliates	(2)
Net realized (gain)/loss on securities sold short	20,712
Decrease in dividends receivable from affiliates	94
Increase in dividends receivable from non-affiliates	(214)
Increase in variation margin receivable	(136)
Decrease in dividend expense to non-affiliates on securities sold short	(1,124)
Decrease in interest expense to non-affiliates on securities sold short	(299)
Decrease in investment advisory fees payable	(1,555)
Increase in administration fees payable	225
Decrease in distribution fees payable	(58)
Decrease in service fees payable	(190)
Increase in custodian and accounting fees payable	43
Increase in audit fees payable	33
Increase in printing and mailing cost payable	233
Decrease in Trustees’ and Chief Compliance Officer’s fees payable	(4)
Decrease in other accrued expenses payable	(111)

Net cash provided (used) by operating activities	3,040,382

Cash flows provided (used) by financing activities:
Decrease in due to custodian	(1)
Proceeds from units issued	1,099,877
Payment for units redeemed	(4,063,203)
Cash distributions paid to shareholders (net of reinvestments of approximately $1,035,427,000)	(76,727)

Net cash provided (used) by financing activities	(3,040,054)

Cash:
Net increase (decrease) in unrestricted and restricted cash and deposits at broker	328
Restricted and unrestricted cash and deposits at broker at beginning of period	1,912

Restricted and unrestricted cash and deposits at broker at end of period	$2,240

Supplemental disclosure of cash flow information:

For the year ended June 30, 2019, the Fund paid approximately $11,612,000 in interest expense for securities sold short.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

Reconciliation of restricted and unrestricted cash and foreign currency at the end of period to the Statements of Assets and Liabilities:

	June 30, 2018	June 30, 2019
Cash	$—	$408
Deposits at broker:
Futures contracts	1,910	1,832
Securities sold short	2	—

	$1,912	$2,240

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Focus Fund
Class A
Year Ended June 30, 2019	$31.83	$0.13	$2.32	$2.45	$(0.41)	$(3.72)	$(4.13)
Year Ended June 30, 2018	29.09	0.08	4.23	4.31	(0.01)	(1.56)	(1.57)
Year Ended June 30, 2017	23.73	(0.01)	5.70	5.69	(0.01)	(0.32)	(0.33)
Year Ended June 30, 2016	24.78	(0.01)	(0.38)	(0.39)	— (f)	(0.66)	(0.66)
Year Ended June 30, 2015	23.56	(0.02)	1.42	1.40	(0.02)	(0.16)	(0.18)

Class C
Year Ended June 30, 2019	30.75	(0.03)	2.25	2.22	(0.24)	(3.72)	(3.96)
Year Ended June 30, 2018	28.28	(0.08)	4.11	4.03	—	(1.56)	(1.56)
Year Ended June 30, 2017	23.18	(0.14)	5.56	5.42	—	(0.32)	(0.32)
Year Ended June 30, 2016	24.34	(0.13)	(0.37)	(0.50)	—	(0.66)	(0.66)
Year Ended June 30, 2015	23.24	(0.13)	1.39	1.26	—	(0.16)	(0.16)

Class I
Year Ended June 30, 2019	32.13	0.18	2.38	2.56	(0.37)	(3.72)	(4.09)
Year Ended June 30, 2018	29.34	0.16	4.27	4.43	(0.08)	(1.56)	(1.64)
Year Ended June 30, 2017	23.92	0.06	5.75	5.81	(0.07)	(0.32)	(0.39)
Year Ended June 30, 2016	24.95	0.06	(0.39)	(0.33)	(0.04)	(0.66)	(0.70)
Year Ended June 30, 2015	23.67	0.04	1.44	1.48	(0.04)	(0.16)	(0.20)

Class R6
October 1, 2018 (g) through June 30, 2019	34.55	0.23	(0.05)	0.18	(0.53)	(3.72)	(4.25)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$30.15	9.22%	$5,511	1.09%	0.42%	1.41%	45%
31.83	15.02	4,077	1.11	0.26	1.31	34
29.09	24.09	3,362	1.17	(0.02)	1.37	84
23.73	(1.60)	1,937	1.24	(0.03)	1.55	45
24.78	5.98	1,452	1.24	(0.07)	1.42	52

29.01	8.67	3,084	1.59	(0.09)	1.89	45
30.75	14.45	3,017	1.61	(0.26)	1.80	34
28.28	23.49	3,331	1.66	(0.51)	1.86	84
23.18	(2.10)	1,268	1.74	(0.54)	1.96	45
24.34	5.44	873	1.74	(0.54)	1.93	52

30.60	9.50	75,887	0.84	0.57	1.08	45
32.13	15.31	246,276	0.86	0.52	1.03	34
29.34	24.43	180,151	0.92	0.23	1.10	84
23.92	(1.37)	136,284	0.99	0.24	1.11	45
24.95	6.26	81,179	0.99	0.15	1.12	52

30.48	2.03	22,346	0.59	1.08	0.95	45

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Income Fund
Class A
Year Ended June 30, 2019	$16.82	$0.32	(e)	$1.48	$1.80	$(0.33)	$(0.46)	$(0.79)
Year Ended June 30, 2018	15.67	0.26	(e)	1.29	1.55	(0.25)	(0.15)	(0.40)
Year Ended June 30, 2017	14.01	0.24	(e)	1.75	1.99	(0.24)	(0.09)	(0.33)
Year Ended June 30, 2016	13.77	0.25	(e)	0.35	0.60	(0.25)	(0.11)	(0.36)
Year Ended June 30, 2015	13.66	0.25		0.39	0.64	(0.25)	(0.28)	(0.53)

Class C
Year Ended June 30, 2019	16.50	0.23	(e)	1.46	1.69	(0.26)	(0.46)	(0.72)
Year Ended June 30, 2018	15.41	0.17	(e)	1.26	1.43	(0.19)	(0.15)	(0.34)
Year Ended June 30, 2017	13.80	0.16	(e)	1.72	1.88	(0.18)	(0.09)	(0.27)
Year Ended June 30, 2016	13.58	0.18	(e)	0.35	0.53	(0.20)	(0.11)	(0.31)
Year Ended June 30, 2015	13.49	0.18		0.38	0.56	(0.19)	(0.28)	(0.47)

Class I
Year Ended June 30, 2019	17.10	0.37	(e)	1.51	1.88	(0.38)	(0.46)	(0.84)
Year Ended June 30, 2018	15.92	0.31	(e)	1.31	1.62	(0.29)	(0.15)	(0.44)
Year Ended June 30, 2017	14.23	0.28	(e)	1.77	2.05	(0.27)	(0.09)	(0.36)
Year Ended June 30, 2016	13.97	0.28	(e)	0.37	0.65	(0.28)	(0.11)	(0.39)
Year Ended June 30, 2015	13.85	0.29		0.40	0.69	(0.29)	(0.28)	(0.57)

Class R2
Year Ended June 30, 2019	16.74	0.28	(e)	1.47	1.75	(0.29)	(0.46)	(0.75)
Year Ended June 30, 2018	15.62	0.21	(e)	1.28	1.49	(0.22)	(0.15)	(0.37)
Year Ended June 30, 2017	13.97	0.20	(e)	1.75	1.95	(0.21)	(0.09)	(0.30)
Year Ended June 30, 2016	13.74	0.21	(e)	0.35	0.56	(0.22)	(0.11)	(0.33)
Year Ended June 30, 2015	13.64	0.22		0.39	0.61	(0.23)	(0.28)	(0.51)

Class R3
Year Ended June 30, 2019	16.80	0.32	(e)	1.49	1.81	(0.34)	(0.46)	(0.80)
Year Ended June 30, 2018	15.66	0.27	(e)	1.27	1.54	(0.25)	(0.15)	(0.40)
September 9, 2016 (f) through June 30, 2017	14.06	0.19	(e)	1.71	1.90	(0.21)	(0.09)	(0.30)

Class R4
Year Ended June 30, 2019	17.09	0.36	(e)	1.52	1.88	(0.38)	(0.46)	(0.84)
Year Ended June 30, 2018	15.92	0.32	(e)	1.29	1.61	(0.29)	(0.15)	(0.44)
September 9, 2016 (f) through June 30, 2017	14.28	0.29	(e)	1.67	1.96	(0.23)	(0.09)	(0.32)

Class R5
Year Ended June 30, 2019	17.11	0.40	(e)	1.51	1.91	(0.40)	(0.46)	(0.86)
Year Ended June 30, 2018	15.93	0.34	(e)	1.30	1.64	(0.31)	(0.15)	(0.46)
Year Ended June 30, 2017	14.23	0.31	(e)	1.78	2.09	(0.30)	(0.09)	(0.39)
Year Ended June 30, 2016	13.98	0.31	(e)	0.35	0.66	(0.30)	(0.11)	(0.41)
Year Ended June 30, 2015	13.85	0.31		0.41	0.72	(0.31)	(0.28)	(0.59)

Class R6
Year Ended June 30, 2019	17.10	0.42	(e)	1.50	1.92	(0.42)	(0.46)	(0.88)
Year Ended June 30, 2018	15.92	0.35	(e)	1.31	1.66	(0.33)	(0.15)	(0.48)
Year Ended June 30, 2017	14.22	0.32	(e)	1.78	2.10	(0.31)	(0.09)	(0.40)
Year Ended June 30, 2016	13.97	0.33	(e)	0.34	0.67	(0.31)	(0.11)	(0.42)
Year Ended June 30, 2015	13.84	0.33		0.40	0.73	(0.32)	(0.28)	(0.60)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$17.83	11.17%	$3,277,249	0.99%	1.90%	1.00%	23%
16.82	9.94	3,022,879	1.00	1.55	1.01	20
15.67	14.34	3,176,361	1.04	1.59	1.08	14
14.01	4.45	3,370,383	1.04	1.83	1.11	20
13.77	4.71	3,014,937	1.04	1.83	1.09	22

17.47	10.66	1,434,793	1.48	1.39	1.49	23
16.50	9.35	1,303,731	1.50	1.05	1.50	20
15.41	13.74	1,385,115	1.54	1.09	1.55	14
13.80	4.01	1,304,007	1.54	1.33	1.58	20
13.58	4.18	1,160,002	1.54	1.32	1.56	22

18.14	11.45	9,013,293	0.73	2.12	0.74	23
17.10	10.22	6,320,979	0.74	1.81	0.75	20
15.92	14.57	6,542,906	0.78	1.84	0.79	14
14.23	4.75	4,679,200	0.79	2.07	0.81	20
13.97	4.96	4,639,250	0.79	2.08	0.80	22

17.74	10.90	93,453	1.24	1.64	1.25	23
16.74	9.59	80,330	1.26	1.29	1.26	20
15.62	14.08	87,437	1.29	1.34	1.39	14
13.97	4.20	77,230	1.29	1.59	1.45	20
13.74	4.44	56,522	1.29	1.59	1.39	22

17.81	11.20	137,142	0.98	1.87	0.99	23
16.80	9.90	91,267	0.99	1.61	0.99	20
15.66	13.62	25,209	1.03	1.55	1.05	14

18.13	11.46	66,602	0.73	2.08	0.74	23
17.09	10.18	23,451	0.74	1.90	0.75	20
15.92	13.85	1,340	0.78	2.28	0.83	14

18.16	11.67	1,422,483	0.58	2.29	0.59	23
17.11	10.38	1,097,476	0.59	1.98	0.60	20
15.93	14.84	912,746	0.58	2.05	0.63	14
14.23	4.89	722,424	0.59	2.28	0.64	20
13.98	5.23	520,660	0.59	2.27	0.63	22

18.14	11.72	8,217,432	0.48	2.38	0.49	23
17.10	10.49	5,314,382	0.49	2.08	0.50	20
15.92	14.95	2,821,798	0.50	2.13	0.50	14
14.22	4.98	1,913,077	0.50	2.43	0.50	20
13.97	5.31	861,809	0.51	2.35	0.51	22

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Growth and Income Fund
Class A
Year Ended June 30, 2019	$49.77	$0.85	$2.21	$3.06	$(0.85)	$(2.14)	$(2.99)
Year Ended June 30, 2018	46.85	0.64	4.98	5.62	(0.62)	(2.08)	(2.70)
Year Ended June 30, 2017	42.75	0.57	6.31	6.88	(0.57)	(2.21)	(2.78)
Year Ended June 30, 2016	45.46	0.59	(0.27)	0.32	(0.55)	(2.48)	(3.03)
Year Ended June 30, 2015	44.70	0.59	1.72	2.31	(0.56)	(0.99)	(1.55)

Class C
Year Ended June 30, 2019	44.91	0.53	1.98	2.51	(0.69)	(2.14)	(2.83)
Year Ended June 30, 2018	42.54	0.35	4.51	4.86	(0.41)	(2.08)	(2.49)
Year Ended June 30, 2017	39.07	0.31	5.76	6.07	(0.39)	(2.21)	(2.60)
Year Ended June 30, 2016	41.83	0.35	(0.25)	0.10	(0.38)	(2.48)	(2.86)
Year Ended June 30, 2015	41.31	0.32	1.59	1.91	(0.40)	(0.99)	(1.39)

Class I
Year Ended June 30, 2019	52.41	1.00	2.36	3.36	(0.94)	(2.14)	(3.08)
Year Ended June 30, 2018	49.21	0.81	5.21	6.02	(0.74)	(2.08)	(2.82)
Year Ended June 30, 2017	44.77	0.72	6.62	7.34	(0.69)	(2.21)	(2.90)
Year Ended June 30, 2016	47.45	0.73	(0.27)	0.46	(0.66)	(2.48)	(3.14)
Year Ended June 30, 2015	46.58	0.73	1.79	2.52	(0.66)	(0.99)	(1.65)

Class R2
Year Ended June 30, 2019	49.98	0.63	2.31	2.94	(0.77)	(2.14)	(2.91)
Year Ended June 30, 2018	47.06	0.53	4.99	5.52	(0.52)	(2.08)	(2.60)
Year Ended June 30, 2017	42.94	0.46	6.33	6.79	(0.46)	(2.21)	(2.67)
November 2, 2015 (f) through June 30, 2016	45.92	0.40	(0.70)	(0.30)	(0.20)	(2.48)	(2.68)

Class R3
Year Ended June 30, 2019	52.41	0.89	2.33	3.22	(0.83)	(2.14)	(2.97)
July 31, 2017 (f) through June 30, 2018	49.99	0.68	4.46	5.14	(0.64)	(2.08)	(2.72)

Class R4
Year Ended June 30, 2019	52.41	1.02	2.34	3.36	(0.94)	(2.14)	(3.08)
July 31, 2017 (f) through June 30, 2018	49.99	0.79	4.46	5.25	(0.75)	(2.08)	(2.83)

Class R5
Year Ended June 30, 2019	52.74	1.09	2.38	3.47	(1.01)	(2.14)	(3.15)
Year Ended June 30, 2018	49.50	0.91	5.23	6.14	(0.82)	(2.08)	(2.90)
Year Ended June 30, 2017	45.01	0.83	6.65	7.48	(0.78)	(2.21)	(2.99)
November 2, 2015 (f) through June 30, 2016	47.95	0.62	(0.73)	(0.11)	(0.35)	(2.48)	(2.83)

Class R6
Year Ended June 30, 2019	52.75	1.16	2.36	3.52	(1.05)	(2.14)	(3.19)
Year Ended June 30, 2018	49.50	1.04	5.16	6.20	(0.87)	(2.08)	(2.95)
Year Ended June 30, 2017	45.01	0.81	6.69	7.50	(0.80)	(2.21)	(3.01)
November 2, 2015 (f) through June 30, 2016	47.95	0.63	(0.72)	(0.09)	(0.37)	(2.48)	(2.85)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$49.84	6.68%	$490,597	0.93%	1.73%	1.06%	26%
49.77	12.04	476,090	0.97	1.29	1.08	32
46.85	16.34	445,078	1.03	1.26	1.10	28
42.75	1.02	422,151	1.06	1.38	1.13	39
45.46	5.24	434,573	1.10	1.30	1.10	39

44.59	6.15	26,032	1.43	1.21	1.54	26
44.91	11.45	23,034	1.47	0.77	1.55	32
42.54	15.76	28,290	1.53	0.76	1.59	28
39.07	0.54	25,541	1.56	0.89	1.62	39
41.83	4.68	24,647	1.62	0.77	1.63	39

52.69	6.94	94,500	0.68	1.93	0.79	26
52.41	12.29	77,737	0.72	1.55	0.79	32
49.21	16.64	64,148	0.78	1.50	0.83	28
44.77	1.28	40,068	0.81	1.64	0.86	39
47.45	5.48	36,099	0.88	1.53	0.88	39

50.01	6.41	108	1.18	1.30	2.77	26
49.98	11.76	41	1.21	1.06	1.49	32
47.06	16.04	23	1.28	1.01	2.06	28
42.94	(0.40)	20	1.28	1.44	3.72	39

52.66	6.66	24	0.93	1.73	1.84	26
52.41	10.33	22	0.94	1.42	1.12	32

52.69	6.94	24	0.68	1.98	1.60	26
52.41	10.56	22	0.71	1.64	0.87	32

53.06	7.10	74	0.53	2.10	1.01	26
52.74	12.48	43	0.55	1.72	0.80	32
49.50	16.88	37	0.59	1.72	1.23	28
45.01	0.05	20	0.59	2.14	3.02	39

53.08	7.21	41,144	0.43	2.22	0.53	26
52.75	12.59	33,774	0.44	1.95	0.52	32
49.50	16.94	2,129	0.53	1.66	0.55	28
45.01	0.08	20	0.53	2.19	2.96	39

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Hedged Equity Fund
Class A
Year Ended June 30, 2019	$19.43	$0.20	$0.79	$0.99	$(0.19)
Year Ended June 30, 2018	18.24	0.18	1.15	1.33	(0.14)
Year Ended June 30, 2017	16.23	0.19	2.01	2.20	(0.19)
Year Ended June 30, 2016	16.47	0.20	(0.28)	(0.08)	(0.16)
Year Ended June 30, 2015	15.74	0.19	0.67	0.86	(0.13)

Class C
Year Ended June 30, 2019	19.33	0.11	0.77	0.88	(0.11)
Year Ended June 30, 2018	18.16	0.08	1.15	1.23	(0.06)
Year Ended June 30, 2017	16.17	0.10	2.01	2.11	(0.12)
Year Ended June 30, 2016	16.43	0.13	(0.29)	(0.16)	(0.10)
Year Ended June 30, 2015	15.76	0.10	0.67	0.77	(0.10)

Class I
Year Ended June 30, 2019	19.47	0.26	0.78	1.04	(0.23)
Year Ended June 30, 2018	18.27	0.23	1.16	1.39	(0.19)
Year Ended June 30, 2017	16.26	0.23	2.01	2.24	(0.23)
Year Ended June 30, 2016	16.50	0.25	(0.28)	(0.03)	(0.21)
Year Ended June 30, 2015	15.76	0.23	0.66	0.89	(0.15)

Class R5
Year Ended June 30, 2019	19.50	0.29	0.79	1.08	(0.26)
Year Ended June 30, 2018	18.30	0.26	1.16	1.42	(0.22)
Year Ended June 30, 2017	16.28	0.26	2.02	2.28	(0.26)
Year Ended June 30, 2016	16.51	0.24	(0.24)	— (e)	(0.23)
Year Ended June 30, 2015	15.76	0.26	0.66	0.92	(0.17)

Class R6
Year Ended June 30, 2019	19.49	0.31	0.79	1.10	(0.27)
Year Ended June 30, 2018	18.29	0.27	1.16	1.43	(0.23)
Year Ended June 30, 2017	16.28	0.25	2.03	2.28	(0.27)
Year Ended June 30, 2016	16.52	0.27	(0.27)	— (e)	(0.24)
Year Ended June 30, 2015	15.76	0.27	0.67	0.94	(0.18)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(e)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate

$20.23	5.12%	$296,242	0.85%		1.02%		0.87%		48%
19.43	7.33	277,898	0.84		0.92		0.87		44
18.24	13.60	133,789	0.84		1.06		1.05		31
16.23	(0.43)	71,417	0.85		1.27		1.11		57
16.47	5.45	93,007	0.85	(d)	1.14	(d)	1.21	(d)	42

20.10	4.60	158,602	1.35		0.55		1.37		48
19.33	6.79	81,030	1.34		0.42		1.38		44
18.16	13.07	29,168	1.34		0.55		1.45		31
16.17	(0.95)	9,867	1.35		0.80		1.52		57
16.43	4.85	3,405	1.35	(d)	0.59	(d)	1.65	(d)	42

20.28	5.39	4,214,453	0.60		1.30		0.61		48
19.47	7.63	1,947,444	0.59		1.17		0.62		44
18.27	13.86	597,013	0.59		1.30		0.69		31
16.26	(0.17)	158,820	0.60		1.54		0.74		57
16.50	5.66	105,397	0.60	(d)	1.39	(d)	0.91	(d)	42

20.32	5.57	1,893	0.45		1.46		0.95		48
19.50	7.81	123	0.39		1.37		0.67		44
18.30	14.10	37	0.40		1.51		1.08		31
16.28	0.07	25	0.40		1.49		2.16		57
16.51	5.86	442	0.40	(d)	1.58	(d)	0.82	(d)	42

20.32	5.69	384,616	0.35		1.56		0.37		48
19.49	7.87	121,897	0.34		1.42		0.42		44
18.29	14.09	3,289	0.34		1.41		0.42		31
16.28	0.07	74	0.35		1.66		1.40		57
16.52	5.96	443	0.35	(d)	1.63	(d)	0.77	(d)	42

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Growth Fund
Class A
Year Ended June 30, 2019	$42.44	$(0.09)	$4.80	$4.71	$—	$(5.28)	$(5.28)
Year Ended June 30, 2018	38.23	(0.10)	9.92	9.82	—	(5.61)	(5.61)
Year Ended June 30, 2017	32.93	(0.07)	8.51	8.44	—	(3.14)	(3.14)
Year Ended June 30, 2016	36.82	(0.06)	(2.23)	(2.29)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.49	(0.10)	5.05	4.95	—	(0.62)	(0.62)

Class C
Year Ended June 30, 2019	34.20	(0.23)	3.64	3.41	—	(5.28)	(5.28)
Year Ended June 30, 2018	31.95	(0.25)	8.11	7.86	—	(5.61)	(5.61)
Year Ended June 30, 2017	28.15	(0.20)	7.14	6.94	—	(3.14)	(3.14)
Year Ended June 30, 2016	31.86	(0.20)	(1.91)	(2.11)	—	(1.60)	(1.60)
Year Ended June 30, 2015	28.33	(0.24)	4.39	4.15	—	(0.62)	(0.62)

Class I
Year Ended June 30, 2019	42.86	0.01	4.87	4.88	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.47	(0.01)	10.01	10.00	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.08	(0.02)	8.55	8.53	—	(3.14)	(3.14)
Year Ended June 30, 2016	36.92	(0.01)	(2.23)	(2.24)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.52	(0.04)	5.06	5.02	—	(0.62)	(0.62)

Class R2
Year Ended June 30, 2019	41.17	(0.18)	4.61	4.43	—	(5.28)	(5.28)
Year Ended June 30, 2018	37.33	(0.20)	9.65	9.45	—	(5.61)	(5.61)
Year Ended June 30, 2017	32.31	(0.16)	8.32	8.16	—	(3.14)	(3.14)
Year Ended June 30, 2016	36.24	(0.15)	(2.18)	(2.33)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.07	(0.18)	4.97	4.79	—	(0.62)	(0.62)

Class R3
Year Ended June 30, 2019	42.64	(0.08)	4.82	4.74	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.39	(0.08)	9.94	9.86	—	(5.61)	(5.61)
September 9, 2016 (f) through June 30, 2017	33.97	(0.06)	7.62	7.56	—	(3.14)	(3.14)

Class R4
Year Ended June 30, 2019	42.85	0.01	4.87	4.88	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.47	0.01	9.98	9.99	—	(5.61)	(5.61)
September 9, 2016 (f) through June 30, 2017	33.97	0.04	7.60	7.64	—	(3.14)	(3.14)

Class R5
Year Ended June 30, 2019	43.65	0.07	5.00	5.07	—	(5.28)	(5.28)
Year Ended June 30, 2018	39.04	0.06	10.16	10.22	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.46	0.05	8.67	8.72	—	(3.14)	(3.14)
Year Ended June 30, 2016	37.25	0.06	(2.25)	(2.19)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.75	0.03	5.09	5.12	—	(0.62)	(0.62)

Class R6
Year Ended June 30, 2019	43.95	0.11	5.03	5.14	(0.03)	(5.28)	(5.31)
Year Ended June 30, 2018	39.23	0.10	10.23	10.33	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.58	0.09	8.70	8.79	—	(3.14)	(3.14)
Year Ended June 30, 2016	37.34	0.10	(2.26)	(2.16)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.80	0.06	5.10	5.16	—	(0.62)	(0.62)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$41.87	13.67%	$2,466,910	0.93%	(0.23)%	1.10%	50%
42.44	28.45	2,481,816	0.97	(0.25)	1.11	24
38.23	27.50	2,462,957	1.05	(0.19)	1.25	22
32.93	(6.45)	4,251,242	1.04	(0.17)	1.27	43
36.82	15.40	4,670,460	1.06	(0.28)	1.21	19

32.33	13.11	518,116	1.43	(0.73)	1.59	50
34.20	27.83	534,199	1.47	(0.75)	1.60	24
31.95	26.79	487,702	1.55	(0.69)	1.67	22
28.15	(6.90)	559,238	1.55	(0.67)	1.69	43
31.86	14.83	600,404	1.56	(0.78)	1.68	19

42.46	13.95	4,691,515	0.68	0.02	0.84	50
42.86	28.77	4,413,908	0.74	(0.03)	0.85	24
38.47	27.65	4,771,428	0.89	(0.05)	0.90	22
33.08	(6.29)	4,161,010	0.89	(0.04)	0.93	43
36.92	15.60	5,515,626	0.90	(0.12)	0.92	19

40.32	13.39	138,030	1.18	(0.47)	1.34	50
41.17	28.11	156,775	1.24	(0.52)	1.35	24
37.33	27.14	147,902	1.31	(0.46)	1.47	22
32.31	(6.67)	192,560	1.30	(0.43)	1.55	43
36.24	15.10	242,550	1.31	(0.53)	1.49	19

42.10	13.68	45,376	0.93	(0.21)	1.08	50
42.64	28.43	6,865	0.96	(0.21)	1.10	24
38.39	24.05	992	1.12	(0.20)	1.20	22

42.45	13.96	10,740	0.68	0.02	0.83	50
42.85	28.74	5,930	0.73	0.02	0.85	24
38.47	24.31	440	0.89	0.12	1.07	22

43.44	14.15	702,536	0.53	0.17	0.69	50
43.65	28.93	788,766	0.59	0.14	0.70	24
39.04	27.92	799,190	0.70	0.15	0.72	22
33.46	(6.10)	1,209,521	0.69	0.17	0.73	43
37.25	15.80	1,394,419	0.70	0.08	0.74	19

43.78	14.23	7,339,387	0.43	0.27	0.58	50
43.95	29.08	5,962,328	0.48	0.24	0.60	24
39.23	28.03	3,606,093	0.60	0.25	0.60	22
33.58	(6.00)	3,330,565	0.60	0.28	0.60	43
37.34	15.90	3,220,191	0.62	0.17	0.62	19

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Value Fund
Class A
Year Ended June 30, 2019	$15.11	$0.17	$(0.09)	$0.08	$(0.17)	$(0.91)	$(1.08)
Year Ended June 30, 2018	15.48	0.15	0.89	1.04	(0.13)	(1.28)	(1.41)
Year Ended June 30, 2017	12.71	0.15	3.42	3.57	(0.14)	(0.66)	(0.80)
Year Ended June 30, 2016	15.02	0.17	(0.59)	(0.42)	(0.16)	(1.73)	(1.89)
Year Ended June 30, 2015	16.63	0.17	0.94	1.11	(0.17)	(2.55)	(2.72)

Class C
Year Ended June 30, 2019	14.51	0.10	(0.10)	— (f)	(0.11)	(0.91)	(1.02)
Year Ended June 30, 2018	14.93	0.06	0.86	0.92	(0.06)	(1.28)	(1.34)
Year Ended June 30, 2017	12.30	0.07	3.30	3.37	(0.08)	(0.66)	(0.74)
Year Ended June 30, 2016	14.60	0.10	(0.58)	(0.48)	(0.09)	(1.73)	(1.82)
Year Ended June 30, 2015	16.25	0.08	0.92	1.00	(0.10)	(2.55)	(2.65)

Class I
Year Ended June 30, 2019	14.85	0.20	(0.09)	0.11	(0.20)	(0.91)	(1.11)
Year Ended June 30, 2018	15.24	0.18	0.87	1.05	(0.16)	(1.28)	(1.44)
Year Ended June 30, 2017	12.53	0.17	3.37	3.54	(0.17)	(0.66)	(0.83)
Year Ended June 30, 2016	14.79	0.15	(0.54)	(0.39)	(0.14)	(1.73)	(1.87)
Year Ended June 30, 2015	16.42	0.19	0.92	1.11	(0.19)	(2.55)	(2.74)

Class R2
Year Ended June 30, 2019	14.99	0.14	(0.10)	0.04	(0.14)	(0.91)	(1.05)
Year Ended June 30, 2018	15.39	0.11	0.86	0.97	(0.09)	(1.28)	(1.37)
Year Ended June 30, 2017	12.64	0.10	3.41	3.51	(0.10)	(0.66)	(0.76)
Year Ended June 30, 2016	14.96	0.14	(0.60)	(0.46)	(0.13)	(1.73)	(1.86)
Year Ended June 30, 2015	16.58	0.13	0.94	1.07	(0.14)	(2.55)	(2.69)

Class R3
October 1, 2018 (g) through June 30, 2019	15.63	0.13	(0.88)	(0.75)	(0.13)	(0.91)	(1.04)

Class R4
October 1, 2018 (g) through June 30, 2019	15.90	0.16	(0.89)	(0.73)	(0.15)	(0.91)	(1.06)

Class R5
Year Ended June 30, 2019	14.99	0.23	(0.09)	0.14	(0.22)	(0.91)	(1.13)
Year Ended June 30, 2018	15.37	0.21	0.88	1.09	(0.19)	(1.28)	(1.47)
Year Ended June 30, 2017	12.63	0.20	3.39	3.59	(0.19)	(0.66)	(0.85)
Year Ended June 30, 2016	14.93	0.21	(0.58)	(0.37)	(0.20)	(1.73)	(1.93)
Year Ended June 30, 2015	16.54	0.22	0.94	1.16	(0.22)	(2.55)	(2.77)

Class R6
Year Ended June 30, 2019	14.90	0.24	(0.10)	0.14	(0.23)	(0.91)	(1.14)
Year Ended June 30, 2018	15.28	0.22	0.88	1.10	(0.20)	(1.28)	(1.48)
Year Ended June 30, 2017	12.56	0.20	3.38	3.58	(0.20)	(0.66)	(0.86)
Year Ended June 30, 2016	14.86	0.24	(0.60)	(0.36)	(0.21)	(1.73)	(1.94)
Year Ended June 30, 2015	16.48	0.25	0.91	1.16	(0.23)	(2.55)	(2.78)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$14.11	1.07%	$153,809	0.93%	1.19%	1.04%	162%
15.11	6.52	236,470	0.93	0.92	1.04	130
15.48	28.47	215,017	0.92	1.01	1.08	145
12.71	(2.51)	96,373	0.93	1.27	1.12	219
15.02	7.44	93,078	0.93	1.07	1.05	143

13.49	0.57	55,009	1.44	0.70	1.52	162
14.51	5.94	69,445	1.44	0.42	1.52	130
14.93	27.72	48,028	1.44	0.50	1.57	145
12.30	(2.98)	17,041	1.45	0.75	1.62	219
14.60	6.88	14,307	1.45	0.55	1.55	143

13.85	1.31	301,663	0.69	1.44	0.77	162
14.85	6.74	378,058	0.70	1.19	0.77	130
15.24	28.61	161,494	0.79	1.15	0.80	145
12.53	(2.34)	23,373	0.77	1.07	0.77	219
14.79	7.56	634,301	0.77	1.22	0.77	143

13.98	0.83	21,489	1.19	0.97	1.29	162
14.99	6.14	17,046	1.21	0.68	1.30	130
15.39	28.11	6,775	1.23	0.71	1.43	145
12.64	(2.78)	3,462	1.20	1.05	1.57	219
14.96	7.21	1,074	1.20	0.82	1.40	143

13.84	(4.25)	19	0.94	1.28	1.17	162

14.11	(4.05)	14,545	0.68	1.51	0.77	162

14.00	1.50	30,522	0.54	1.61	0.63	162
14.99	6.90	23,166	0.55	1.33	0.63	130
15.37	28.82	10,218	0.59	1.35	0.62	145
12.63	(2.15)	4,155	0.59	1.52	0.60	219
14.93	7.83	4,443	0.58	1.41	0.59	143

13.90	1.52	834,072	0.44	1.70	0.52	162
14.90	7.04	928,167	0.46	1.41	0.52	130
15.28	28.90	610,732	0.51	1.43	0.52	145
12.56	(2.06)	565,542	0.51	1.90	0.52	219
14.86	7.85	4,145	0.53	1.54	0.53	143

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	89

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Equity Fund
Class A
Year Ended June 30, 2019	$16.48	$0.12	(e)	$1.17	$1.29	$(0.12)	$(1.79)	$(1.91)
Year Ended June 30, 2018	15.80	0.11	(e)	1.94	2.05	(0.11)	(1.26)	(1.37)
Year Ended June 30, 2017	13.76	0.11	(e)	2.57	2.68	(0.11)	(0.53)	(0.64)
Year Ended June 30, 2016	14.75	0.12	(e)	(0.30)	(0.18)	(0.11)	(0.70)	(0.81)
Year Ended June 30, 2015	14.92	0.13		1.10	1.23	(0.13)	(1.27)	(1.40)

Class C
Year Ended June 30, 2019	15.99	0.04	(e)	1.13	1.17	(0.06)	(1.79)	(1.85)
Year Ended June 30, 2018	15.37	0.03	(e)	1.89	1.92	(0.04)	(1.26)	(1.30)
Year Ended June 30, 2017	13.41	0.04	(e)	2.49	2.53	(0.04)	(0.53)	(0.57)
Year Ended June 30, 2016	14.40	0.05	(e)	(0.30)	(0.25)	(0.04)	(0.70)	(0.74)
Year Ended June 30, 2015	14.61	0.07		1.06	1.13	(0.07)	(1.27)	(1.34)

Class I
Year Ended June 30, 2019	16.51	0.16	(e)	1.18	1.34	(0.15)	(1.79)	(1.94)
Year Ended June 30, 2018	15.83	0.15	(e)	1.94	2.09	(0.15)	(1.26)	(1.41)
Year Ended June 30, 2017	13.79	0.14	(e)	2.57	2.71	(0.14)	(0.53)	(0.67)
Year Ended June 30, 2016	14.78	0.13	(e)	(0.29)	(0.16)	(0.13)	(0.70)	(0.83)
Year Ended June 30, 2015	14.94	0.16		1.11	1.27	(0.16)	(1.27)	(1.43)

Class L
Year Ended June 30, 2019	16.53	0.18	(e)	1.18	1.36	(0.17)	(1.79)	(1.96)
Year Ended June 30, 2018	15.85	0.17	(e)	1.94	2.11	(0.17)	(1.26)	(1.43)
Year Ended June 30, 2017	13.80	0.16	(e)	2.58	2.74	(0.16)	(0.53)	(0.69)
Year Ended June 30, 2016	14.79	0.16	(e)	(0.30)	(0.14)	(0.15)	(0.70)	(0.85)
Year Ended June 30, 2015	14.96	0.19		1.09	1.28	(0.18)	(1.27)	(1.45)

Class R2
Year Ended June 30, 2019	16.34	0.08	(e)	1.16	1.24	(0.09)	(1.79)	(1.88)
Year Ended June 30, 2018	15.68	0.07	(e)	1.92	1.99	(0.07)	(1.26)	(1.33)
Year Ended June 30, 2017	13.66	0.07	(e)	2.55	2.62	(0.07)	(0.53)	(0.60)
Year Ended June 30, 2016	14.66	0.08	(e)	(0.31)	(0.23)	(0.07)	(0.70)	(0.77)
Year Ended June 30, 2015	14.84	0.10		1.09	1.19	(0.10)	(1.27)	(1.37)

Class R3
Year Ended June 30, 2019	16.43	0.12	(e)	1.16	1.28	(0.12)	(1.79)	(1.91)
Year Ended June 30, 2018	15.76	0.11	(e)	1.93	2.04	(0.11)	(1.26)	(1.37)
September 9, 2016 (f) through June 30, 2017	14.11	0.08	(e)	2.24	2.32	(0.14)	(0.53)	(0.67)

Class R4
Year Ended June 30, 2019	16.50	0.17	(e)	1.16	1.33	(0.15)	(1.79)	(1.94)
Year Ended June 30, 2018	15.82	0.16	(e)	1.93	2.09	(0.15)	(1.26)	(1.41)
September 9, 2016 (f) through June 30, 2017	14.15	0.13	(e)	2.22	2.35	(0.15)	(0.53)	(0.68)

Class R5
Year Ended June 30, 2019	16.54	0.19	(e)	1.17	1.36	(0.17)	(1.79)	(1.96)
Year Ended June 30, 2018	15.85	0.18	(e)	1.95	2.13	(0.18)	(1.26)	(1.44)
Year Ended June 30, 2017	13.81	0.17	(e)	2.57	2.74	(0.17)	(0.53)	(0.70)
Year Ended June 30, 2016	14.80	0.18	(e)	(0.31)	(0.13)	(0.16)	(0.70)	(0.86)
Year Ended June 30, 2015	14.96	0.19		1.11	1.30	(0.19)	(1.27)	(1.46)

Class R6
Year Ended June 30, 2019	16.56	0.20	(e)	1.19	1.39	(0.19)	(1.79)	(1.98)
Year Ended June 30, 2018	15.87	0.19	(e)	1.95	2.14	(0.19)	(1.26)	(1.45)
Year Ended June 30, 2017	13.82	0.18	(e)	2.58	2.76	(0.18)	(0.53)	(0.71)
Year Ended June 30, 2016	14.82	0.18	(e)	(0.31)	(0.13)	(0.17)	(0.70)	(0.87)
Year Ended June 30, 2015	14.98	0.20		1.10	1.30	(0.19)	(1.27)	(1.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$15.86	9.18%	$1,556,392	0.94%	0.76%	0.99%	91%
16.48	13.20	1,340,858	0.94	0.69	1.01	97
15.80	19.86	1,371,821	0.94	0.75	1.10	86
13.76	(1.15)	1,446,878	0.94	0.85	1.14	83
14.75	8.70	1,399,208	0.95	0.92	1.10	79

15.31	8.63	289,675	1.44	0.27	1.49	91
15.99	12.66	302,297	1.44	0.19	1.50	97
15.37	19.23	318,369	1.44	0.25	1.55	86
13.41	(1.66)	294,744	1.44	0.35	1.59	83
14.40	8.15	253,608	1.45	0.41	1.57	79

15.91	9.47	1,121,609	0.69	1.03	0.74	91
16.51	13.44	1,521,535	0.71	0.92	0.75	97
15.83	20.05	1,287,300	0.76	0.93	0.81	86
13.79	(1.00)	1,066,145	0.76	0.94	0.81	83
14.78	8.92	2,375,538	0.77	1.08	0.79	79

15.93	9.60	1,552,520	0.55	1.16	0.60	91
16.53	13.56	1,679,995	0.57	1.05	0.60	97
15.85	20.27	3,391,256	0.61	1.07	0.67	86
13.80	(0.83)	3,704,104	0.61	1.18	0.68	83
14.79	9.01	4,932,896	0.62	1.25	0.66	79

15.70	8.89	244,356	1.19	0.52	1.24	91
16.34	12.88	265,675	1.21	0.42	1.25	97
15.68	19.58	260,589	1.20	0.48	1.40	86
13.66	(1.47)	205,224	1.19	0.60	1.48	83
14.66	8.45	178,272	1.20	0.67	1.41	79

15.80	9.14	111,902	0.94	0.79	0.99	91
16.43	13.18	61,413	0.95	0.69	1.00	97
15.76	16.83	25,050	1.00	0.67	1.03	86

15.89	9.44	22,870	0.69	1.08	0.75	91
16.50	13.48	10,531	0.70	0.94	0.75	97
15.82	16.99	1,030	0.75	1.03	0.81	86

15.94	9.60	842,888	0.54	1.17	0.59	91
16.54	13.66	938,744	0.54	1.08	0.60	97
15.85	20.24	890,105	0.56	1.12	0.62	86
13.81	(0.77)	910,033	0.56	1.27	0.63	83
14.80	9.13	496,102	0.57	1.30	0.62	79

15.97	9.74	8,559,285	0.44	1.27	0.49	91
16.56	13.75	8,937,049	0.46	1.17	0.50	97
15.87	20.37	6,751,473	0.50	1.19	0.50	86
13.82	(0.78)	4,755,359	0.50	1.33	0.50	83
14.82	9.17	2,976,379	0.51	1.35	0.52	79

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	91

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Large Cap Core Plus Fund
Class A
Year Ended June 30, 2019	$30.10	$0.05	(f)	$1.53	$1.58	$(0.05)	$(4.12)	$(4.17)
Year Ended June 30, 2018	30.35	—	(f)(g)	3.87	3.87	—	(4.12)	(4.12)
Year Ended June 30, 2017	26.06	—	(f)(g)	5.54	5.54	(0.01)	(1.24)	(1.25)
Year Ended June 30, 2016	29.81	0.04	(f)	(1.37)	(1.33)	— (g)	(2.42)	(2.42)
Year Ended June 30, 2015	29.50	0.06		2.49	2.55	(0.11)	(2.13)	(2.24)

Class C
Year Ended June 30, 2019	28.65	(0.08	)(f)	1.43	1.35	—	(4.12)	(4.12)
Year Ended June 30, 2018	29.21	(0.15	)(f)	3.71	3.56	—	(4.12)	(4.12)
Year Ended June 30, 2017	25.23	(0.14	)(f)	5.36	5.22	—	(1.24)	(1.24)
Year Ended June 30, 2016	29.07	(0.10	)(f)	(1.32)	(1.42)	—	(2.42)	(2.42)
Year Ended June 30, 2015	28.85	(0.09)		2.44	2.35	—	(2.13)	(2.13)

Class I
Year Ended June 30, 2019	30.51	0.13	(f)	1.54	1.67	(0.12)	(4.12)	(4.24)
Year Ended June 30, 2018	30.66	0.08	(f)	3.92	4.00	(0.03)	(4.12)	(4.15)
Year Ended June 30, 2017	26.32	0.08	(f)	5.59	5.67	(0.09)	(1.24)	(1.33)
Year Ended June 30, 2016	30.07	0.10	(f)	(1.37)	(1.27)	(0.06)	(2.42)	(2.48)
Year Ended June 30, 2015	29.74	0.13		2.52	2.65	(0.19)	(2.13)	(2.32)

Class R2
Year Ended June 30, 2019	29.31	(0.04	)(f)	1.47	1.43	—	(4.12)	(4.12)
Year Ended June 30, 2018	29.74	(0.09	)(f)	3.78	3.69	—	(4.12)	(4.12)
Year Ended June 30, 2017	25.61	(0.07	)(f)	5.44	5.37	—	(1.24)	(1.24)
Year Ended June 30, 2016	29.40	(0.03	)(f)	(1.34)	(1.37)	—	(2.42)	(2.42)
Year Ended June 30, 2015	29.14	(0.01)		2.46	2.45	(0.06)	(2.13)	(2.19)

Class R5
Year Ended June 30, 2019	30.65	0.14	(f)	1.55	1.69	(0.14)	(4.12)	(4.26)
Year Ended June 30, 2018	30.81	0.11	(f)	3.93	4.04	(0.08)	(4.12)	(4.20)
Year Ended June 30, 2017	26.44	0.13	(f)	5.62	5.75	(0.14)	(1.24)	(1.38)
Year Ended June 30, 2016	30.21	0.18	(f)	(1.40)	(1.22)	(0.13)	(2.42)	(2.55)
Year Ended June 30, 2015	29.86	0.18		2.55	2.73	(0.25)	(2.13)	(2.38)

Class R6
Year Ended June 30, 2019	30.63	0.17	(f)	1.56	1.73	(0.17)	(4.12)	(4.29)
November 1, 2017 (i) through June 30, 2018	32.99	0.09	(f)	1.79	1.88	(0.12)	(4.12)	(4.24)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% or unless otherwise noted.
(e)

The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) for Class A are 1.09% and 1.34% for the year ended June 30, 2019, 1.15% and 1.40% for the year ended June 30, 2018, 1.25% and 1.43% for the year ended June 30, 2017, 1.26% and 1.49% for the year ended June 30, 2016 and 1.30% and 1.66% for the year ended June 30, 2015; for Class C are 1.60% and 1.85% for the year ended June 30, 2019, 1.65% and 1.90% for the year ended June 30, 2018, 1.75% and 1.94% for the year ended June 30, 2017, 1.76% and 2.00% for the year ended June 30, 2016 and 1.80% and 2.15% for the year ended June 30, 2015; for Class I are 0.85% and 1.09% for the year ended June 30, 2019, 0.90% and 1.15% for the year ended June 30, 2018, 0.98% and 1.16% for the year ended June 30, 2017, 1.00% and 1.21% for the year ended June 30, 2016 and 1.05% and 1.38% for the year ended June 30, 2015; for Class R2 are 1.45% and 1.63% for the year ended June 30, 2019, 1.47% and 1.67% for the year ended June 30, 2018, 1.50% and 1.76% for the year ended June 30, 2017, 1.51% and 1.84% for the year ended June 30, 2016 and 1.55% and 1.97% for the year ended June 30, 2015; for Class R5 are 0.80% and 0.94% for the year ended June 30, 2019, 0.79% and 1.00% for the year ended June 30, 2018, 0.80% and 0.96% for the year ended June 30, 2017, 0.80% and 0.97% for the year ended June 30, 2016 and 0.85% and 1.17% for the year ended June 30, 2015; for Class R6 are 0.70% and 0.85% for the year ended June 30, 2019 and 0.70% and 0.90% for the period ended June 30, 2018, respectively.

(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.005.
(h)	Amount rounds to less than 0.005%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)	Portfolio turnover rate (excluding securities sold short) (b)	Portfolio turnover rate (including securities sold short) (b)

$27.51	6.84%	$678,071	1.91%	0.22%	2.16%	98%	148%
30.10	13.16	772,656	2.01	0.01	2.26	110	161
30.35	21.64	791,067	2.20	0.00 (h)	2.39	94	131
26.06	(4.52)	890,217	2.21	0.14	2.44	88	127
29.81	9.05	943,586	2.33	0.18	2.69	94	127

25.88	6.31	108,332	2.42	(0.29)	2.67	98	148
28.65	12.58	158,677	2.50	(0.50)	2.75	110	161
29.21	21.05	201,031	2.70	(0.50)	2.89	94	131
25.23	(4.98)	212,879	2.71	(0.37)	2.95	88	127
29.07	8.51	263,257	2.83	(0.31)	3.18	94	127

27.94	7.11	4,740,691	1.67	0.46	1.91	98	148
30.51	13.46	6,169,553	1.75	0.27	2.00	110	161
30.66	21.95	8,075,047	1.94	0.27	2.12	94	131
26.32	(4.28)	8,175,603	1.95	0.38	2.16	88	127
30.07	9.32	10,354,676	2.08	0.45	2.41	94	127

26.62	6.45	5,304	2.27	(0.14)	2.45	98	148
29.31	12.81	6,528	2.31	(0.30)	2.52	110	161
29.74	21.33	6,207	2.45	(0.24)	2.71	94	131
25.61	(4.74)	5,987	2.46	(0.11)	2.79	88	127
29.40	8.79	5,821	2.58	(0.05)	3.00	94	127

28.08	7.14	99,113	1.62	0.51	1.76	98	148
30.65	13.57	126,084	1.65	0.37	1.85	110	161
30.81	22.18	168,526	1.76	0.47	1.92	94	131
26.44	(4.07)	591,379	1.75	0.73	1.92	88	127
30.21	9.54	301,894	1.88	0.65	2.20	94	127

28.07	7.30	787,497	1.52	0.59	1.67	98	148
30.63	6.10	1,795,125	1.54	0.44	1.74	110	161

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	93

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
JPMorgan U.S. Research Enhanced Equity Fund
Class A
Year Ended June 30, 2019	$28.37	$0.34	$1.96	$2.30	$(0.36)	$(2.93)	$—	$(3.29)
Year Ended June 30, 2018	25.40	0.31	2.96	3.27	(0.30)	—	—	(0.30)
Year Ended June 30, 2017	21.74	0.28	3.72	4.00	(0.32)	—	(0.02)	(0.34)
Year Ended June 30, 2016	23.99	0.26	(1.32)	(1.06)	(0.22)	(0.97)	—	(1.19)
Year Ended June 30, 2015	23.73	0.20	1.85	2.05	(0.19)	(1.60)	—	(1.79)

Class I
Year Ended June 30, 2019	28.61	0.41	1.98	2.39	(0.42)	(2.93)	—	(3.35)
Year Ended June 30, 2018	25.62	0.39	2.98	3.37	(0.38)	—	—	(0.38)
Year Ended June 30, 2017	21.92	0.35	3.76	4.11	(0.39)	—	(0.02)	(0.41)
Year Ended June 30, 2016	24.18	0.32	(1.34)	(1.02)	(0.27)	(0.97)	—	(1.24)
Year Ended June 30, 2015	23.88	0.26	1.87	2.13	(0.23)	(1.60)	—	(1.83)

Class L
Year Ended June 30, 2019	28.57	0.41	1.97	2.38	(0.41)	(2.93)	—	(3.34)
Year Ended June 30, 2018	25.58	0.38	2.98	3.36	(0.37)	—	—	(0.37)
Year Ended June 30, 2017	21.89	0.35	3.75	4.10	(0.39)	—	(0.02)	(0.41)
Year Ended June 30, 2016	24.15	0.35	(1.33)	(0.98)	(0.31)	(0.97)	—	(1.28)
Year Ended June 30, 2015	23.85	0.29	1.89	2.18	(0.28)	(1.60)	—	(1.88)

Class R6
Year Ended June 30, 2019	28.57	0.44	1.98	2.42	(0.44)	(2.93)	—	(3.37)
Year Ended June 30, 2018	25.59	0.41	2.97	3.38	(0.40)	—	—	(0.40)
Year Ended June 30, 2017	21.90	0.38	3.75	4.13	(0.42)	—	(0.02)	(0.44)
Year Ended June 30, 2016	24.16	0.37	(1.33)	(0.96)	(0.33)	(0.97)	—	(1.30)
Year Ended June 30, 2015	23.85	0.32	1.89	2.21	(0.30)	(1.60)	—	(1.90)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$27.38	9.39%	$207,809	0.60%	1.24%	0.85%	42%
28.37	12.92	278,766	0.60	1.13	0.85	45
25.40	18.52	422,719	0.69	1.19	0.96	40
21.74	(4.30)	497,934	0.85	1.20	1.02	122
23.99	9.04	483,296	0.85	0.84	0.97	144

27.65	9.65	232,077	0.35	1.50	0.59	42
28.61	13.19	268,898	0.35	1.39	0.60	45
25.62	18.85	285,141	0.43	1.45	0.69	40
21.92	(4.08)	260,494	0.60	1.45	0.69	122
24.18	9.34	260,618	0.60	1.09	0.64	144

27.61	9.66	422,351	0.35	1.50	0.44	42
28.57	13.20	476,809	0.35	1.38	0.44	45
25.58	18.86	835,535	0.40	1.47	0.49	40
21.89	(3.94)	824,559	0.45	1.59	0.50	122
24.15	9.53	796,919	0.45	1.21	0.51	144

27.62	9.78	4,953,109	0.25	1.60	0.34	42
28.57	13.28	5,712,617	0.25	1.50	0.34	45
25.59	19.00	5,863,138	0.28	1.60	0.34	40
21.90	(3.83)	6,638,591	0.34	1.69	0.35	122
24.16	9.67	6,205,582	0.35	1.33	0.36	144

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	95

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 9 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
JPMorgan Equity Focus Fund	Class A, Class C, Class I and Class R6(1)	JPM I	Non-Diversified
JPMorgan Equity Income Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Growth and Income Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Hedged Equity Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM I	Diversified
JPMorgan Large Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Large Cap Value Fund	Class A, Class C, Class I, Class R2, Class R3(2), Class R4(2), Class R5 and Class R6	JPM II	Diversified
JPMorgan U.S. Equity Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Large Cap Core Plus Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Research Enhanced Equity Fund	Class A(3), Class I, Class L and Class R6	JPM I	Diversified

(1)	Class R6 commenced operations on October 1, 2018 for JPMorgan Equity Focus Fund.
(2)	Class R3 and Class R4 commenced operations on October 1, 2018 for JPMorgan Large Cap Value Fund.
(3)	Class A Shares are publicly offered on a limited basis for JPMorgan U.S. Research Enhanced Equity Fund.

The investment objective of JPMorgan Equity Focus Fund (“Equity Focus Fund”) and JPMorgan Large Cap Growth Fund (“Large Cap Growth Fund”) is to seek long-term capital appreciation.

The investment objective of JPMorgan Equity Income Fund (“Equity Income Fund”) is to seek capital appreciation and current income.

The investment objective of JPMorgan Growth and Income Fund (“Growth and Income Fund”) is to seek to provide capital growth over the long-term and to earn income from dividends.

The investment objective of JPMorgan Hedged Equity Fund (“Hedged Equity Fund”) is to seek to provide capital appreciation.

The investment objective of JPMorgan Large Cap Value Fund (“Large Cap Value Fund”) is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

The investment objective of JPMorgan U.S. Equity Fund (“U.S. Equity Fund”) is to seek to provide high total return from a portfolio of selected equity securities.

The investment objective of JPMorgan U.S. Large Cap Core Plus Fund (“U.S. Large Cap Core Plus Fund”) is to seek to provide a high total return from a portfolio of selected equity securities.

The investment objective of JPMorgan U.S. Research Enhanced Equity Fund (“U.S. Research Enhanced Equity Fund”) is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.

Large Cap Growth Fund acquired all the assets and liabilities of the JPMorgan Dynamic Growth Fund (“Dynamic Growth Fund”) in a reorganization on October 27, 2017. Please refer to Note 10 discussing the merger.

Class L Shares for U.S. Equity Fund and Class A and Class L Shares for U.S. Research Enhanced Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the Funds unless they meet certain requirements as described in Funds’ prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

96	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

Class A Shares for the U.S. Research Enhanced Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectus.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Boards of Trustees (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Boards.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Equity Focus Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$106,748	$—	$—	$106,748

Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$23,660,237	$—	$—	$23,660,237

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

Growth and Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$658,259	$—		$—	$658,259

Hedged Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,273,029	$—		$—	$5,273,029

Appreciation in Other Financial Instruments
Futures Contracts (a)	$1,239	$—		$—	$1,239

Depreciation in Other Financial Instruments
Options Written (a)
Call Option Written	$(57,339)	$—		$—	$(57,339)
Put Option Written	(8,863)	—		—	(8,863)

Total Depreciation in Other Financial Instruments	$(66,202)	$—		$—	$(66,202)

Large Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$16,533,729	$—		$—	$16,533,729

Large Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$1,402,597	$—	(c)	$—	$1,402,597

U.S. Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$14,342,913	$—	(c)	$—	$14,342,913

Appreciation in Other Financial Instruments
Futures Contracts (a)	$142	$—		$—	$142

U.S. Large Cap Core Plus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$7,872,571	$—		$—	$7,872,571

Total Liabilities for Securities Sold Short (a)	$(1,447,612)	$—		$—	$(1,447,612)

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(156)	$—		$—	$(156)

98	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

U.S. Research Enhanced Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,813,824	$–	$–	$5,813,824

Appreciation in Other Financial Instruments
Futures Contracts (a)	$636	$–	$–	$636

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs.
(b)	All portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOIs. Level 2 consists of a warrant.
(c)	Amount rounds to less than one thousand.

There were no significant transfers into and out of level 3 for the year ended June 30, 2019.

B. Futures Contracts — Hedged Equity Fund, U.S. Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Research Enhanced Equity Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2019 (amounts in thousands):

	Hedged Equity Fund	U.S. Equity Fund	U.S. Large Cap Core Plus Fund	U.S. Research Enhanced Equity Fund
Futures Contracts — Equity:
Average Notional Balance Long	$75,691	$67,161	$18,917	$49,605
Ending Notional Balance Long	76,838	8,832	38,125	39,450

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Options — Hedged Equity Fund purchased and sold (“wrote”) put and call options on indices to manage and hedge equity risk within its portfolio. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation on options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

The Fund pledges collateral to the counterparty in the form of securities for options written. Securities designated as collateral are denoted on the SOI.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for over-the-counter options. Cash collateral posted by the Fund is considered restricted.

The table below discloses the volume of the Fund’s options contracts activity during the year ended June 30, 2019:

Exchange-Traded Options:
Average Number of Contracts Purchased	12,821
Average Number of Contracts Written	25,641
Ending Number of Contracts Purchased	17,210
Ending Number of Contracts Written	34,420

D. Short Sales — The U.S. Large Cap Core Plus Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Fund’s custodian for the benefit of the broker is recorded as Restricted cash for securities sold short on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as Interest income or Interest expense on securities sold short on the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation (depreciation) on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of June 30, 2019, the Fund had outstanding short sales as listed on the SOI.

E. Securities Lending — Effective October 5, 2018, the Funds became authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the IM Shares of JPMorgan U.S. Government Money Market Fund and the Agency SL Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to

100	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs. At June 30, 2019, the value of outstanding securities on loan and the value of collateral investments were as follows (amounts in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Total value of Collateral Investments
Large Cap Growth Fund	$487,111	$503,073	$503,073
U.S. Equity Fund	16,917	16,919	16,919

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability.

The following table presents the Funds’ value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of June 30, 2019 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower	Net Amount Due to Counterparty (not less than zero)
Large Cap Growth Fund	$487,111	$(487,111)	$—
U.S. Equity Fund	16,917	(16,917)	—
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. JPMIM waived fees associated with the Funds’ investment in JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Equity Focus Fund	$—	(a)
Large Cap Growth Fund	42
Large Cap Value Fund	2
U.S. Equity Fund	9

(a)	Amount rounds to less than one thousand.

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included in the Statements of Operations as Income from securities lending (net).

Equity Focus Fund and Large Cap Value Fund did not have any securities out on loan at June 30, 2019. Equity Income Fund, Growth and Income Fund, Hedged Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Research Enhanced Equity Fund did not lend out any securities during the year ended June 30, 2019.

F. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the tables below are in thousands.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

Equity Focus Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at June 30, 2019	Shares at June 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a)(b)	$—	$10,985	$8,206	$—	(c)	$—	(c)	$2,779	2,778	$21		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	—	11,453	11,453	—		—		—	—	5	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	10,204	57,716	67,920	—		—		—	—	92		—

Total	$10,204	$80,154	$87,579	$—	(c)	$—	(c)	$2,779		$118		$—

Equity Income Fund
For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at June 30, 2019	Shares at June 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a)(b)	$—	$3,526,693	$2,474,483	$24		$81		$1,052,315	1,051,895	$4,324		$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	608,619	3,982,683	4,591,302	—		—		—	—	9,765		—

Total	$608,619	$7,509,376	$7,065,785	$24		$81		$1,052,315		$14,089		$—

Growth and Income Fund
For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at June 30, 2019	Shares at June 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a)(b)	$—	$58,120	$37,723	$—	(c)	$1		$20,398	20,390	$93		$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	27,866	91,766	119,632	—		—		—	—	313		—

Total	$27,866	$149,886	$157,355	$—	(c)	$1		$20,398		$406		$—

Hedged Equity Fund
For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at June 30, 2019	Shares at June 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.25% (a)(b)	$92,778	$2,758,859	$2,619,186	$—		$—		$232,451	232,451	$1,966		$—

102	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

Large Cap Growth Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a)(b)	$—	$2,051,543	$1,873,866	$—	(c)	$7	$177,684	177,612	$2,480		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (a)(b)	—	1,519,500	1,113,501	72	*	37	406,108	406,028	5,034	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a)(b)	—	1,073,086	976,121	—		—	96,965	96,965	1,300	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	255,806	2,723,325	2,979,131	—		—	—	—	6,450		—

Total	$255,806	$7,367,454	$6,942,619	$72		$44	$680,757		$15,264		$—

Large Cap Value Fund
For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a)(b)	$—	$200,421	$188,904	$2		$1	$11,520	11,515	$130		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares (a)	—	44,000	44,000	—		—	—	—	41	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	—	89,208	89,208	—		—	—	—	48	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	90,740	744,328	835,068	—		—	—	—	602		—

Total	$90,740	$1,077,957	$1,157,180	$2		$1	$11,520		$821		$—

U.S. Equity Fund
For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a)(b)	$—	$923,387	$834,609	$5		$9	$88,792	88,757	$1,175		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (a)(b)	—	457,000	444,000	16	*	1	13,017	13,015	799	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a)(b)	—	401,894	397,992	—		—	3,902	3,902	256	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	152,987	2,252,416	2,405,403	—		—	—	—	1,949		—

Total	$152,987	$4,034,697	$4,082,004	$21		$10	$105,711		$4,179		$—

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

U.S. Large Cap Core Plus Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a)(b)	$—	$762,951	$684,869	$2	$2	$78,086	78,054	$363	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	126,714	2,000,754	2,127,468	—	—	—	—	1,257	—

Total	$126,714	$2,763,705	$2,812,337	$2	$2	$78,086		$1,620	$—

U.S. Research Enhanced Equity Fund
For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a)(b)	$—	$201,429	$161,757	$1	$4	$39,677	39,661	$317	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	106,088	436,306	542,394	—	—	—	—	748	—

Total	$106,088	$637,735	$704,151	$1	$4	$39,677		$1,065	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2019.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

H. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

104	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2019 are as follows (amounts in thousands):

	Class A	Class C		Class I	Class L	Class R2	Class R3		Class R4		Class R5		Class R6		Total
Equity Focus Fund
Transfer agency fees	$1	$—	(a)	$5	n/a	n/a	n/a		n/a		n/a		$—	(a)	$6
Equity Income Fund
Transfer agency fees	363	63		85	n/a	$13	$3		$2		$21		100		650
Growth and Income Fund
Transfer agency fees	144	3		5	n/a	1	—	(a)	—	(a)	—	(a)	1		154
Hedged Equity Fund
Transfer agency fees	11	6		27	n/a	n/a	n/a		n/a		2		6		52
Large Cap Growth Fund
Transfer agency fees	311	20		65	n/a	10	1		—	(a)	15		71		493
Large Cap Value Fund
Transfer agency fees	44	4		8	n/a	6	—	(a)	—	(a)	4		28		94
U.S. Equity Fund
Transfer agency fees	98	13		34	$151	6	3		2		11		82		400
U.S. Large Cap Core Plus Fund
Transfer agency fees	38	8		86	n/a	2	n/a		n/a		6		16		156
U.S. Research Enhanced Equity Fund
Transfer agency fees	25	n/a		8	10	n/a	n/a		n/a		n/a		44		87

(a)	Amount rounds to less than one thousand.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2019, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

J. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, except for Equity Focus Fund, Large Cap Growth Fund and U.S. Large Cap Core Plus Fund, for which distributions are generally declared and paid annually, and Equity Income Fund, for which distributions are generally declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Equity Focus Fund	$8,535		$(52)	$(8,483)
Equity Income Fund	27,688		792	(28,480)
Growth and Income Fund	—		— (a)	— (a)
Hedged Equity Fund	—	(a)	(741)	741
Large Cap Growth Fund	110,471		(1,087)	(109,384)
Large Cap Value Fund	—		(860)	860
U.S. Equity Fund	105,697		(8,204)	(97,493)
U.S. Large Cap Core Plus Fund	136,485		(400)	(136,085)
U.S. Research Enhanced Equity Fund	—		(2,100)	2,100

(a)	Amount rounds to less than one thousand.

The reclassifications for the Funds relate primarily to non-taxable dividends, redemptions in-kind and tax equalization.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s average daily net assets. The annual rate for each Fund is as follows:

Equity Focus Fund	0.60	%(1)
Equity Income Fund	0.40
Growth and Income Fund	0.40
Hedged Equity Fund	0.25
Large Cap Growth Fund	0.50	(1)
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40
U.S. Large Cap Core Plus Fund	0.70	(1)
U.S. Research Enhanced Equity Fund	0.25

(1)	Effective August 1, 2019, the annual rate will change from 0.60% to 0.50% for Equity Focus Fund, 0.50% to 0.45% for Large Cap Growth Fund and 0.70% to 0.65% for U.S. Large Cap Core Plus Fund.

Prior to November 19, 2018, the Investment Advisory fee for U.S. Large Cap Core Plus Fund was accrued daily and paid monthly at an annual rate of 0.80% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. Prior to January 1, 2019, the Administrator received a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2019, the effective rate for Equity Focus Fund, Equity Income Fund, Growth and Income Fund, Hedged Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, U.S. Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Research Enhanced Equity Fund was 0.08%, 0.07%, 0.08%, 0.08%, 0.07%, 0.08%, 0.08%, 0.08% and 0.08%, respectively, of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Class I, Class L, Class R4, Class R5 and Class R6 do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Equity Focus Fund	0.25%	0.75%	n/a	n/a
Equity Income Fund	0.25	0.75	0.50%	0.25%
Growth and Income Fund	0.25	0.75	0.50	0.25
Hedged Equity Fund	0.25	0.75	n/a	n/a
Large Cap Growth Fund	0.25	0.75	0.50	0.25
Large Cap Value Fund	0.25	0.75	0.50	0.25
U.S. Equity Fund	0.25	0.75	0.50	0.25
U.S. Large Cap Core Plus Fund	0.25	0.75	0.50	n/a
U.S. Research Enhanced Equity Fund	0.25	n/a	n/a	n/a

106	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2019, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Equity Focus Fund	$3	$—
Equity Income Fund	667	2
Growth and Income Fund	28	—	(a)
Hedged Equity Fund	147	6
Large Cap Growth Fund	358	—	(a)
Large Cap Value Fund	14	—	(a)
U.S. Equity Fund	88	—	(a)
U.S. Large Cap Core Plus Fund	10	—	(a)
U.S. Research Enhanced Equity Fund	1	—

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Equity Focus Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	n/a
Equity Income Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.10%
Growth and Income Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Hedged Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Large Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Large Cap Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
U.S. Equity Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
U.S. Large Cap Core Plus Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Research Enhanced Equity Fund	0.25	n/a	0.25	0.10	n/a	n/a	n/a	n/a

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5		Class R6
Equity Focus Fund	1.10%	1.60%	0.85%	n/a	n/a	n/a	n/a	n/a		0.60%
Equity Income Fund	1.04	1.54	0.79	n/a	1.29%	1.04%	0.79%	0.59%		0.54
Growth and Income Fund	0.94	1.44	0.69	n/a	1.19	0.94	0.69	0.54		0.44
Hedged Equity Fund	0.85	1.35	0.60	n/a	n/a	n/a	n/a	0.45	(1)	0.35
Large Cap Growth Fund	0.94	1.44	0.69	n/a	1.19	0.94	0.69	0.54		0.44
Large Cap Value Fund	0.93	1.44	0.69	n/a	1.19	0.94	0.69	0.54		0.44
U.S. Equity Fund	0.94	1.44	0.69	0.61%	1.19	0.94	0.69	0.54		0.44
U.S. Large Cap Core Plus Fund	1.10	1.60	0.85	n/a	1.45	n/a	n/a	0.80		0.70
U.S. Research Enhanced Equity Fund	0.60	n/a	0.35	0.45	n/a	n/a	n/a	n/a		0.25

(1)	Effective November 1, 2018, the contractual expense limitation increased from 0.40% to 0.45% for Class R5 Shares of the Hedged Equity Fund and will be in place until at least October 31, 2019.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2019 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2019.

For the year ended June 30, 2019, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Equity Focus Fund	$282	$123	$5	$410	$3
Equity Income Fund	39	—	—	39	—
Growth and Income Fund	349	233	149	731	2
Hedged Equity Fund	163	109	27	299	7
Large Cap Growth Fund	12,584	8,365	409	21,358	61
Large Cap Value Fund	699	464	82	1,245	24
U.S. Equity Fund	4,132	2,734	167	7,033	82
U.S. Large Cap Core Plus Fund	6,727	4,483	6,550	17,760	8
U.S. Research Enhanced Equity Fund	3,474	2,316	752	6,542	44

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amounts of waivers resulting from investments in these money market funds for the year ended June 30, 2019 were as follows (amounts in thousands):

Equity Focus Fund	$12
Equity Income Fund	1,216
Growth and Income Fund	40
Hedged Equity Fund	165
Large Cap Growth Fund	785
Large Cap Value Fund	74
U.S. Equity Fund	270
U.S. Large Cap Core Plus Fund	152
U.S. Research Enhanced Equity Fund	107

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2019, the Hedged Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, U.S. Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Research Enhanced Equity Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

108	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

4. Investment Transactions

During the year ended June 30, 2019, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Equity Focus Fund	$75,371	$222,889	$—	$—
Equity Income Fund	8,719,842	4,450,673	—	—
Growth and Income Fund	181,095	157,140	—	—
Hedged Equity Fund	3,907,485	1,673,586	—	—
Large Cap Growth Fund	7,163,975	7,303,886	—	—
Large Cap Value Fund	2,517,147	2,751,434	—	—
U.S. Equity Fund	12,908,149	14,703,169	—	—
U.S. Large Cap Core Plus Fund	9,605,141	13,390,214	4,134,474	4,919,846
U.S. Research Enhanced Equity Fund	2,652,914	4,029,296	—	—

During the year ended June 30, 2019, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2019 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Focus Fund	$76,630	$30,635	$517	$30,118
Equity Income Fund	17,762,864	6,009,830	112,457	5,897,373
Growth and Income Fund	447,027	214,603	3,371	211,232
Hedged Equity Fund	4,689,788	580,058	61,780	518,278
Large Cap Growth Fund	9,601,587	6,943,705	11,563	6,932,142
Large Cap Value Fund	1,316,322	117,597	31,323	86,274
U.S. Equity Fund	10,813,815	3,659,451	130,211	3,529,240
U.S. Large Cap Core Plus Fund*	4,066,619	2,448,091	89,907	2,358,184
U.S. Research Enhanced Equity Fund	4,041,588	1,839,415	66,543	1,772,872

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, mark to market of options contracts and non-taxable dividends.

The tax character of distributions paid during the year ended June 30, 2019 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Equity Focus Fund	$1,517	$13,795	$15,312
Equity Income Fund	429,818	505,510	935,328
Growth and Income Fund	12,960	24,851	37,811
Hedged Equity Fund	43,440	—	43,440
Large Cap Growth Fund	5,415	1,765,341	1,770,756
Large Cap Value Fund	69,943	49,369	119,312
U.S. Equity Fund	493,090	1,142,626	1,635,716
U.S. Large Cap Core Plus Fund	34,942	1,077,212	1,112,154
U.S. Research Enhanced Equity Fund	99,784	640,122	739,906

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

The tax character of distributions paid during the year ended June 30, 2018 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Equity Focus Fund	$3,543	$7,523	$11,066
Equity Income Fund	300,091	121,381	421,472
Growth and Income Fund	10,397	20,464	30,861
Hedged Equity Fund	16,679	—	16,679
Large Cap Growth Fund	82,305	1,573,061	1,655,366
Large Cap Value Fund	86,611	36,616	123,227
U.S. Equity Fund	300,992	988,613	1,289,605
U.S. Large Cap Core Plus Fund	12,761	1,178,256	1,191,017
U.S. Research Enhanced Equity Fund	103,632	—	103,632

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of June 30, 2019, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Equity Focus Fund	$1,354	$12,205	$30,118
Equity Income Fund	—	60	5,897,373
Growth and Income Fund	356	13,478	211,232
Hedged Equity Fund	1,628	(70,015)	518,278
Large Cap Growth Fund	5,204	1,242,930	6,932,142
Large Cap Value Fund	1,271	(20,829)	86,274
U.S. Equity Fund	7,757	1,014,374	3,529,240
U.S. Large Cap Core Plus Fund	12,363	653,128	2,356,805
U.S. Research Enhanced Equity Fund	1,937	299,127	1,772,872

For the Funds, the cumulative timing differences primarily consist of mark to market of options contracts, post-October capital loss deferrals, non-taxable dividends and wash sale loss deferrals.

As of June 30, 2019, the following Funds had the following post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Hedged Equity Fund	$30,463	$39,552
Large Cap Value Fund	20,829	—

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2019, the Funds deferred to July 1, 2019 the following net capital losses of (amounts in thousands):

	Net Capital Losses
	Short-Term	Long-Term
Equity Income Fund	$71,623	$(42,715)
Growth and Income Fund	498	—
Hedged Equity Fund	64,453	80,038
Large Cap Growth Fund	123,326	—
Large Cap Value Fund	32,251	(19,678)
U.S. Equity Fund	30,565	—
U.S. Large Cap Core Plus Fund	84,150	—
U.S. Research Enhanced Equity Fund	17,394	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including

110	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2019. Average borrowings from the Facility for the year ended June 30, 2019, were as follows (amounts in thousands, except number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Large Cap Value Fund	$2,513	2.93%	3	$1

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

The Trusts, along with certain other trusts (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds had no borrowings outstanding from the Credit Facility at June 30, 2019. Average borrowings from the Credit Facility for, or at any time during the year ended June 30, 2019 were as follows (amounts in thousands, except number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
U.S. Equity Fund	$114,500	3.38%	1	$11

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2019, the Funds had individual shareholder and/or omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Affiliated Omnibus Accounts	% of the Fund	Number of Non-Affiliated Omnibus Accounts	% of the Fund
Equity Focus Fund	1	70.0%	1	15.8%
Equity Income Fund	1	12.6	2	25.5
Growth and Income Fund	1	19.9	1	11.2
Hedged Equity Fund	—	—	3	41.0
Large Cap Growth Fund	—	—	1	20.8
Large Cap Value Fund	2	28.9	—	—
U.S. Equity Fund	—	—	1	11.4
U.S. Large Cap Core Plus Fund	1	14.6	2	51.0
U.S. Research Enhanced Equity Fund	2	21.4	1	11.5

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

As of June 30, 2019, JPMorgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate shares representing more than 10% of the net assets of the following Funds:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Large Cap Value Fund	38.2%	n/a
U.S. Equity Fund	n/a	27.0%
U.S. Research Enhanced Equity Fund	n/a	63.2

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

8. Redemption in-kind

On February 28, 2019, certain shareholders sold Class R6 Shares of Equity Income Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below (amounts in thousands):

	Value		Realized Gains (Losses)	Type
Equity Income Fund	$54,694	*	$27,965	Redemption in-kind

* This amount includes cash of approximately $2,919,000 associated with the redemption in-kind.

9. New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) 2018-13 (“ASU 2018-13”) Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Funds’ net assets or results of operation.

In August 2018, the SEC adopted the Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Funds’ net assets or results of operation.

10. Business Combinations

On June 21, 2017, the Boards of the JPM I and JPM II approved the Plan of Reorganization of Dynamic Growth Fund (the “Target Fund”), a fund of JPM I, into Large Cap Growth Fund (the “Acquiring Fund”), a fund of JPM II. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on October 27, 2017. The Acquiring Fund acquired all of the assets and liabilities of the Target Fund as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, Class A, Class C, Class I and Class R5 shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund, with a value equal to their holdings in the Target Fund as of the close of business on the date of the reorganization. The investment portfolio of the Target Fund, with a fair value of approximately $341,560,000 and identified cost of approximately $192,181,000 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. As of October 27, 2017, the Target Fund did not have capital loss carryforwards.

112	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
Dynamic Growth Fund				$149,379
Class A	2,009	$63,247	$31.49
Class C	455	13,553	29.77
Class I	2,050	66,379	32.38
Class R5	6,103	201,731	33.05

Acquiring Fund
Large Cap Growth Fund				$5,901,927
Class A	69,657	$2,537,876	$36.43
Class C	16,450	484,595	29.46
Class I	99,881	3,668,798	36.73
Class R2	4,222	149,495	35.41
Class R3	49	1,798	36.61
Class R4	294	10,813	36.73
Class R5	22,117	826,666	37.38
Class R6	123,754	4,653,365	37.60

Post Reorganization
Large Cap Growth Fund				$6,051,306
Class A	71,393	$2,601,123	$36.43
Class C	16,910	498,148	29.46
Class I	101,688	3,735,177	36.73
Class R2	4,222	149,495	35.41
Class R3	49	1,798	36.61
Class R4	294	10,813	36.73
Class R5	27,514	1,028,397	37.38
Class R6	123,754	4,653,365	37.60

Expenses related to the reorganization were incurred by the Acquiring Fund. The Adviser, the Administrator and the Distributor waived their fees and/or reimbursed the Fund in an amount sufficient to offset costs incurred by the Fund relating to the reorganization, excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets associated with the reorganization.

Assuming the reorganization had been completed on July 1, 2017, the beginning of the annual reporting period, the pro forma results of operations for the year ended June 30, 2018, are as follows:

Net investment income (loss)	$345
Net realized/unrealized gains (losses)	3,304,329

Change in net assets resulting from operations	$3,304,674

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included on the Statements of Operations since October 27, 2017.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	113

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and Shareholders of JPMorgan Equity Focus Fund, JPMorgan Equity Income Fund, JPMorgan Growth and Income Fund, JPMorgan Hedged Equity Fund, JPMorgan Large Cap Growth Fund, JPMorgan Large Cap Value Fund, JPMorgan U.S. Equity Fund, JPMorgan U.S. Large Cap Core Plus Fund and JPMorgan U.S. Research Enhanced Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Equity Focus Fund, JPMorgan Growth and Income Fund, JPMorgan Hedged Equity Fund, JPMorgan U.S. Equity Fund, JPMorgan U.S. Large Cap Core Plus Fund and JPMorgan U.S. Research Enhanced Equity Fund (six of the funds constituting JPMorgan Trust I) and JPMorgan Equity Income Fund, JPMorgan Large Cap Growth Fund and JPMorgan Large Cap Value Fund (three of the funds constituting JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) as of June 30, 2019, the related statements of operations and cash flows (for JPMorgan U.S. Large Cap Core Plus Fund) for the year ended June 30, 2019, the statements of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2019, the results of each of their operations and cash flows (for JPMorgan U.S. Large Cap Core Plus Fund) for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

August 23, 2019

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

114	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	134	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trusts since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	134	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	134	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, OCIO Board of State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	134	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	134	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	134	None

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	115

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	134	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors OCIO Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, Blue Star Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	134	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	134	None

Marilyn McCoy (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	134	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	134	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	134	Trustee, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	134	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

116	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Boards of Trustees serve currently includes eleven registered investment companies (134 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Boards that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Boards have concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	117

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019)* (formerly Assistant Secretary since 2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015; Associate, Willkie Farr & Gallagher (law firm) from 2007 to 2014.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (2016-2019); Associate, Seward & Kissel LLP (2011-2016).

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

118	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2019 and continued to hold your shares at the end of the reporting period, June 30, 2019.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Equity Focus Fund
Class A
Actual	$1,000.00	$1,182.80	$5.90	1.09%
Hypothetical	1,000.00	1,019.39	5.46	1.09
Class C
Actual	1,000.00	1,179.70	8.59	1.59
Hypothetical	1,000.00	1,016.91	7.95	1.59
Class I
Actual	1,000.00	1,184.20	4.55	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class R6
Actual	1,000.00	1,186.00	3.20	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59

JPMorgan Equity Income Fund
Class A
Actual	1,000.00	1,154.20	5.23	0.98
Hypothetical	1,000.00	1,019.93	4.91	0.98
Class C
Actual	1,000.00	1,151.50	7.84	1.47
Hypothetical	1,000.00	1,017.50	7.35	1.47
Class I
Actual	1,000.00	1,155.50	3.85	0.72
Hypothetical	1,000.00	1,021.22	3.61	0.72
Class R2
Actual	1,000.00	1,152.90	6.57	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	119

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Equity Income Fund (continued)
Class R3
Actual	$1,000.00	$1,154.40	$5.18	0.97%
Hypothetical	1,000.00	1,019.98	4.86	0.97
Class R4
Actual	1,000.00	1,155.60	3.90	0.73
Hypothetical	1,000.00	1,021.17	3.66	0.73
Class R5
Actual	1,000.00	1,156.90	3.10	0.58
Hypothetical	1,000.00	1,021.92	2.91	0.58
Class R6
Actual	1,000.00	1,156.90	2.51	0.47
Hypothetical	1,000.00	1,022.46	2.36	0.47

JPMorgan Growth and Income Fund
Class A
Actual	1,000.00	1,151.50	4.96	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93
Class C
Actual	1,000.00	1,148.50	7.62	1.43
Hypothetical	1,000.00	1,017.70	7.15	1.43
Class I
Actual	1,000.00	1,152.90	3.63	0.68
Hypothetical	1,000.00	1,021.42	3.41	0.68
Class R2
Actual	1,000.00	1,150.10	6.29	1.18
Hypothetical	1,000.00	1,018.94	5.91	1.18
Class R3
Actual	1,000.00	1,151.30	4.96	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93
Class R4
Actual	1,000.00	1,152.90	3.63	0.68
Hypothetical	1,000.00	1,021.42	3.41	0.68
Class R5
Actual	1,000.00	1,153.70	2.83	0.53
Hypothetical	1,000.00	1,022.17	2.66	0.53
Class R6
Actual	1,000.00	1,154.50	2.30	0.43
Hypothetical	1,000.00	1,022.66	2.16	0.43

JPMorgan Hedged Equity Fund
Class A
Actual	1,000.00	1,077.20	4.43	0.86
Hypothetical	1,000.00	1,020.53	4.31	0.86
Class C
Actual	1,000.00	1,074.20	6.99	1.36
Hypothetical	1,000.00	1,018.05	6.81	1.36
Class I
Actual	1,000.00	1,078.90	3.14	0.61
Hypothetical	1,000.00	1,021.77	3.06	0.61
Class R5
Actual	1,000.00	1,079.50	2.32	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Class R6
Actual	1,000.00	1,079.90	1.86	0.36
Hypothetical	1,000.00	1,023.01	1.81	0.36

120	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Large Cap Growth Fund
Class A
Actual	$1,000.00	$1,282.00	$5.26	0.93%
Hypothetical	1,000.00	1,020.18	4.66	0.93
Class C
Actual	1,000.00	1,278.90	8.08	1.43
Hypothetical	1,000.00	1,017.70	7.15	1.43
Class I
Actual	1,000.00	1,283.60	3.85	0.68
Hypothetical	1,000.00	1,021.42	3.41	0.68
Class R2
Actual	1,000.00	1,280.40	6.67	1.18
Hypothetical	1,000.00	1,018.94	5.91	1.18
Class R3
Actual	1,000.00	1,282.00	5.26	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93
Class R4
Actual	1,000.00	1,283.60	3.85	0.68
Hypothetical	1,000.00	1,021.42	3.41	0.68
Class R5
Actual	1,000.00	1,284.40	3.00	0.53
Hypothetical	1,000.00	1,022.17	2.66	0.53
Class R6
Actual	1,000.00	1,285.00	2.44	0.43
Hypothetical	1,000.00	1,022.66	2.16	0.43

JPMorgan Large Cap Value Fund
Class A
Actual	1,000.00	1,149.40	4.90	0.92
Hypothetical	1,000.00	1,020.23	4.61	0.92
Class C
Actual	1,000.00	1,145.70	7.61	1.43
Hypothetical	1,000.00	1,017.70	7.15	1.43
Class I
Actual	1,000.00	1,150.40	3.63	0.68
Hypothetical	1,000.00	1,021.42	3.41	0.68
Class R2
Actual	1,000.00	1,147.90	6.28	1.18
Hypothetical	1,000.00	1,018.94	5.91	1.18
Class R3
Actual	1,000.00	1,148.20	4.95	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93
Class R4
Actual	1,000.00	1,150.00	3.62	0.68
Hypothetical	1,000.00	1,021.42	3.41	0.68
Class R5
Actual	1,000.00	1,151.30	2.88	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Class R6
Actual	1,000.00	1,151.20	2.35	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	121

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Equity Fund
Class A
Actual	$1,000.00	$1,185.40	$5.09	0.94%
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class C
Actual	1,000.00	1,181.90	7.79	1.44
Hypothetical	1,000.00	1,017.65	7.20	1.44
Class I
Actual	1,000.00	1,186.50	3.74	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class L
Actual	1,000.00	1,187.30	2.98	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55
Class R2
Actual	1,000.00	1,184.10	6.44	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19
Class R3
Actual	1,000.00	1,185.20	5.09	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R4
Actual	1,000.00	1,187.10	3.74	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class R5
Actual	1,000.00	1,187.20	2.93	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Class R6
Actual	1,000.00	1,188.20	2.39	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44

JPMorgan U.S. Large Cap Core Plus Fund
Class A
Actual	1,000.00	1,174.60	10.35	1.92
Hypothetical	1,000.00	1,015.27	9.59	1.92
Class C
Actual	1,000.00	1,171.60	13.03	2.42
Hypothetical	1,000.00	1,012.79	12.08	2.42
Class I
Actual	1,000.00	1,175.90	8.95	1.66
Hypothetical	1,000.00	1,016.56	8.30	1.66
Class R2
Actual	1,000.00	1,172.20	12.17	2.26
Hypothetical	1,000.00	1,013.59	11.28	2.26
Class R5
Actual	1,000.00	1,175.90	8.74	1.62
Hypothetical	1,000.00	1,016.76	8.10	1.62
Class R6
Actual	1,000.00	1,176.90	8.20	1.52
Hypothetical	1,000.00	1,017.26	7.60	1.52

JPMorgan U.S. Research Enhanced Equity Fund
Class A
Actual	1,000.00	1,179.90	3.24	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class I
Actual	1,000.00	1,180.80	1.89	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35

122	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Research Enhanced Equity Fund (continued)
Class L
Actual	$1,000.00	$1,181.10	$1.89	0.35%
Hypothetical	1,000.00	1,023.06	1.76	0.35
Class R6
Actual	1,000.00	1,181.60	1.35	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2019	J.P. MORGAN LARGE CAP FUNDS	123

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2019. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2019. The information necessary to complete your income tax returns for the calendar year ending December 31, 2019 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2019:

Dividends Received Deduction
JPMorgan Equity Focus Fund	100.00%
JPMorgan Equity Income Fund	100.00
JPMorgan Growth and Income Fund	100.00
JPMorgan Hedged Equity Fund	100.00
JPMorgan Large Cap Growth Fund	100.00
JPMorgan Large Cap Value Fund	39.56
JPMorgan U.S. Equity Fund	42.16
JPMorgan U.S. Large Cap Core Plus Fund	100.00
JPMorgan U.S. Research Enhanced Equity Fund	100.00

Long Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2019 (amounts in thousands):

Long-Term Capital Gain Distribution
JPMorgan Equity Focus Fund	$22,330
JPMorgan Equity Income Fund	505,510
JPMorgan Growth and Income Fund	24,851
JPMorgan Large Cap Growth Fund	1,875,811
JPMorgan Large Cap Value Fund	49,369
JPMorgan U.S. Equity Fund	1,247,880
JPMorgan U.S. Large Cap Core Plus Fund	1,213,938
JPMorgan U.S. Research Enhanced Equity Fund	640,122
Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2019 (amounts in thousands):

Qualified Dividend Income
JPMorgan Equity Focus Fund	$1,517
JPMorgan Equity Income Fund	430,610
JPMorgan Growth and Income Fund	12,960
JPMorgan Hedged Equity Fund	43,484
JPMorgan Large Cap Growth Fund	5,415
JPMorgan Large Cap Value Fund	28,996
JPMorgan U.S. Equity Fund	227,491
JPMorgan U.S. Large Cap Core Plus Fund	34,942
JPMorgan U.S. Research Enhanced Equity Fund	99,784

124	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2019

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. June 2019.	AN-LCE-619

Annual Report

J.P. Morgan Equity Funds

June 30, 2019

JPMorgan Equity Index Fund

JPMorgan Market Expansion Enhanced Index Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

July 31, 2019 (Unaudited)

Dear Shareholders,

Even as the pace of growth slowed, the global economic expansion continued and financial markets largely provided positive returns for the twelve months ended June 30, 2019. Central banks in the U.S. and elsewhere moved to support continued economic expansion in 2019, and low interest rates, growth in corporate profits and general investor optimism added further support to both equity and bond markets.

“We believe that a well-diversified portfolio and a patient outlook may best allow investors to benefit from market opportunities presented by the current economic backdrop.” — Andrea L. Lisher

The U.S. economy generally outpaced other developed market nations throughout the twelve month reporting period and the U.S. expansion became the longest on record by the end of June 2019. However, growth in U.S. gross domestic product (GDP) slowed significantly to 2.1% in the second quarter of 2019 from 3.1% in the first quarter. At the same time, the U.S. unemployment rate remained below 4% for all but one month of the reporting period.

After reaching record highs in August and September 2018, U.S. equity prices tumbled sharply in December amid investor concerns about slowing global growth, unresolved U.S.-China trade tensions and expectations for further interest rate increases by the U.S. Federal Reserve (the “Fed”). For the month of December, the S&P 500 Index fell by 9.03%.

By the end of 2018, the Fed indicated it would enact fewer-than-expected interest rate increases in 2019. In January 2019, financial markets began to stabilize and started a rebound that would push equity prices back to record highs at the end of April and again by mid-June. For the twelve month reporting period, the S&P 500 returned 10.42%.

In certain other developed economies, economic growth remained sluggish. The 19-nation euro area experienced a decline in GDP growth from 1.2% in the first quarter of 2019 to 1.1% in the second quarter of 2019. Notably, manufacturing data weakened in 2019. However, unemployment continued to fall throughout the reporting period and the 7.5% euro area jobless rate by the end June 2019 was the lowest since the 2008-09 financial crisis.

In response to slowing economic expansion, the potential for slowing job growth and declining consumer confidence, European Central Bank President Mario Draghi said the bank would loosen monetary policy in the absence of improvement in the economy of the European Union. Meanwhile, the Bank of England held interest rates steady as U.K. GDP growth rebounded to 1.8% in the first quarter of 2019 from 1.4% in the final quarter of 2018. Political uncertainty surrounding negotiations for U.K.’s exit from the European Union continued throughout the reporting period and the inability of Theresa May to win Parliamentary support for her proposed Brexit plan preceded her resignation as prime minister in June. For the twelve month reporting period, the MSCI EAFE Index returned 1.60%.

Following signs of slowing growth, China unveiled a range of policies intended to stimulate domestic demand, including tax cuts, infrastructure spending and measures to support bank lending. However, slowing global demand and an increase in U.S. tariffs on Chinese-made goods continued to weigh on the economy of China as well certain of its trading partners across Asia. During the second half of the reporting period, emerging markets largely benefitted investor appetite for higher yielding assets. While the MSCI Emerging Markets Index returned 1.61% for reporting period, the Bloomberg Barclays Emerging Markets Aggregate Index returned 10.95%.

Subsequent to the end of the reporting period, the Fed cut its benchmark interest rate for the first time in eleven years. The central bank cited slowing global growth and “muted inflation pressures” in its accompanying statement.

We believe that a well-diversified portfolio and a patient outlook may best allow investors to benefit from market opportunities presented by the current economic backdrop. We look forward to managing your investment needs for years to come. Thank you for entrusting J.P. Morgan Asset Management to manage assets on your behalf. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, J.P. Morgan Global Funds

J.P. Morgan Asset Management

JUNE 30, 2019	J.P. MORGAN EQUITY FUNDS	1

J.P. Morgan Index Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

Global equity prices rebounded from two sharp sell-offs and U.S. equity largely outperformed both developed and emerging markets equity during the reporting period.

Growth in corporate profits, low interest rates and the continued growth in the global economy bolstered financial markets throughout the reporting period. However, investor concerns about the direction of U.S. interest rates, rising trade tensions and signs of slowing economic activity in China and Europe helped fuel significant market downturns in late 2018 and again in May 2019.

Leading equity indexes plummeted in the second half of December 2018 amid slowing global economic growth, unresolved U.S.-China trade tensions and investor concerns over rising interest rates.

However, financial market volatility stabilized in January and U.S. equity prices rebounded over the next few months and returned to record high levels by April 2019. Global equity markets slumped in May 2019 and leading indexes in the U.S. and Asian developed markets, as well as emerging markets, dropped by more than 6%. However, global equity prices rebounded again in June.

Within U.S. equity, large cap and mid cap stocks generally outperformed small cap stocks and growth stocks continued to outperform value stocks. For the twelve month reporting period, the S&P 500 returned 10.41%.

2	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2019

JPMorgan Equity Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	10.16%
S&P 500 Index**	10.42%

Net Assets as of 6/30/2019 (In Thousands)	$4,510,406

INVESTMENT OBJECTIVE***

The JPMorgan Equity Index Fund (the “Fund”) seeks investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares performed largely in line with the Benchmark for the twelve months ended June 30, 2019, before considering the effect of Fund fees and expenses. This was consistent with the Fund’s indexing strategy and investment objective, as the Fund looks to generate returns that are comparable to those of the Benchmark.

Equity markets in the U.S. provided positive returns for the reporting period despite market sell-offs in late 2018 and May 2019. While investors remained concerned about rising tariffs on exports and slowing economic growth in China and Europe, U.S. equity prices were largely supported by low interest rates, continued growth in the U.S. economy and better-than-expected corporate earnings.

During the reporting period, the information technology and health care sectors were leading contributors to performance for the Fund and the Benchmark, while the energy sector was the sole detractor from performance.

HOW WAS THE FUND POSITIONED?

Regardless of the market outlook, the Fund was managed in strict conformity with a full index replication strategy and aimed to hold the same stocks in nearly the same proportions as those found in the Benchmark.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	Microsoft Corp.	4.1%
2.	Apple, Inc.	3.5
3.	Amazon.com, Inc.	3.2
4.	Facebook, Inc., Class A	1.9
5.	Berkshire Hathaway, Inc., Class B	1.7
6.	Johnson & Johnson	1.5
7.	JPMorgan Chase & Co.	1.5
8.	Alphabet, Inc., Class C	1.3
9.	Alphabet, Inc., Class A	1.3
10.	Exxon Mobil Corp.	1.3

PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	21.2%
Health Care	14.0
Financials	12.9
Consumer Discretionary	10.0
Communication Services	10.0
Industrials	9.2
Consumer Staples	7.2
Energy	5.0
Utilities	3.3
Real Estate	3.0
Materials	2.8
Investment of cash collateral from securities loaned	0.9
Short-Term Investments	0.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

JUNE 30, 2019	J.P. MORGAN EQUITY FUNDS	3

JPMorgan Equity Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES
With Sales Charge*	February 18, 1992	4.10%	9.03%	13.57%
Without Sales Charge		9.87	10.21	14.18
CLASS C SHARES
With CDSC**	November 4, 1997	8.23	9.47	13.37
Without CDSC		9.23	9.47	13.37
CLASS I SHARES	July 2, 1991	10.16	10.48	14.47
CLASS R6 SHARES	September 1, 2016	10.33	10.58	14.52

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Index Fund, the S&P 500 Index and the Lipper S&P 500 Funds Index from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper S&P 500 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper S&P 500 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2019

JPMorgan Market Expansion Enhanced Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(3.56)%
S&P 1000 Index**	(0.60)%

Net Assets as of 6/30/2019 (In Thousands)	$949,071

INVESTMENT OBJECTIVE***

The JPMorgan Market Expansion Enhanced Index Fund (the “Fund”) seeks to provide investment results that correspond to or incrementally exceed the total return performance of an index that tracks the performance of the small- and mid-capitalization equity markets.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 1000 Index (the “Benchmark”) for the twelve months ended June 30, 2019. The Fund’s security selection in the retail and industrial cyclical sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the energy and health services & systems sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Cooper Standard Holdings Corp. and Owens & Minor Inc. and its underweight position in MarketAxess Holdings Inc. Shares of Cooper Standard, a maker of automotive components, fell after the company reported lower-than-expected earnings for the first quarter of 2019. Shares of Owens & Minor, a distributor of health care products, fell after the company reduced its dividend, reported lower-than-expected earnings for the fourth quarter of 2018 and issued a downbeat outlook. Shares of MarketAxess Holdings, a financial securities trading platform operator, rose amid overseas growth and increased industry adoption of the company’s platform.

Leading individual contributors to relative performance included the Fund’s overweight positions in First BanCorp Puerto Rico, Arris International PLC and Evertec Inc. Shares of First BanCorp Puerto Rico, a bank, rose after the company reported earnings growth for the fourth quarter of 2018. Shares of Arris International, a maker of TV set-top devices, rose ahead of the company’s $5.9 billion acquisition by CommScope Holding Co. Shares of Evertec, an electronic payment and transactions provider mainly operating in the Caribbean, rose after the company reported several quarters of better-than-expected earnings and revenue.

HOW WAS THE FUND POSITIONED?

The Fund seeks to closely follow the sector and industry weights within the Benchmark. Because the Fund uses an enhanced index strategy, not all of the stocks in the Benchmark are held by the Fund, and the Fund’s position in an individual stock may be overweight or underweight as compared to the Benchmark. The Fund’s portfolio managers seek to invest in stocks that they believe are attractively valued and that have improving momentum characteristics. The portfolio managers strive to add value exclusively through security selection rather than sector, style or theme allocations.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO****
1.	UGI Corp.	0.7%
2.	NVR, Inc.	0.7
3.	Molina Healthcare, Inc.	0.7
4.	Fair Isaac Corp.	0.6
5.	Carlisle Cos., Inc.	0.6
6.	Camden Property Trust	0.5
7.	American Financial Group, Inc.	0.5
8.	East West Bancorp, Inc.	0.5
9.	Perspecta, Inc.	0.5
10.	Reliance Steel & Aluminum Co.	0.5

PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	15.5%
Industrials	15.4
Financials	15.3
Health Care	10.3
Consumer Discretionary	10.1
Real Estate	8.6
Investment of cash collateral from securities loaned	7.1
Materials	5.4
Utilities	3.4
Energy	3.2
Communication Services	2.4
Consumer Staples	2.4
Short-Term Investments	0.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	“S&P 1000 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

JUNE 30, 2019	J.P. MORGAN EQUITY FUNDS	5

JPMorgan Market Expansion Enhanced Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES
With Sales Charge*	July 31, 1998	(8.74)%	5.88%	13.25%
Without Sales Charge		(3.69)	7.03	13.86
CLASS C SHARES
With CDSC**	March 22, 1999	(5.21)	6.40	13.12
Without CDSC		(4.21)	6.40	13.12
CLASS I SHARES	July 31, 1998	(3.56)	7.29	14.14
CLASS R2 SHARES	November 3, 2008	(4.11)	6.75	13.53
CLASS R6 SHARES	October 1, 2018	(3.53)	7.29	14.14

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Market Expansion Enhanced Index Fund, the S&P 1000 Index, the Lipper Small-Cap Core Funds Index and the Lipper Mid-Cap Core Funds Index from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds Index and the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 1000 Index is an unmanaged index generally representative of the performance of the small and mid-size companies in the U.S. stock market. The Lipper Small-Cap Core Funds Index and the Lipper Mid-Cap Core Funds Index are indices based on total returns of certain mutual funds within designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2019

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.4%

Aerospace & Defense — 2.6%

Arconic, Inc.	73	1,891

Boeing Co. (The)	96	34,943

General Dynamics Corp.	50	9,058

Harris Corp. (a)	22	4,099

Huntington Ingalls Industries, Inc.	8	1,713

L3 Technologies, Inc.	15	3,574

Lockheed Martin Corp.	45	16,394

Northrop Grumman Corp.	31	10,065

Raytheon Co.	51	8,885

Textron, Inc. (a)	43	2,265

TransDigm Group, Inc. *	9	4,343

United Technologies Corp.	149	19,375

		116,605

Air Freight & Logistics — 0.5%

CH Robinson Worldwide, Inc.	25	2,113

Expeditors International of Washington, Inc.	32	2,394

FedEx Corp.	44	7,221

United Parcel Service, Inc., Class B	128	13,216

		24,944

Airlines — 0.4%

Alaska Air Group, Inc.	23	1,448

American Airlines Group, Inc. (a)	73	2,369

Delta Air Lines, Inc.	109	6,202

Southwest Airlines Co.	90	4,553

United Continental Holdings, Inc. *	41	3,550

		18,122

Auto Components — 0.1%

Aptiv plc	47	3,824

BorgWarner, Inc.	38	1,596

		5,420

Automobiles — 0.4%

Ford Motor Co.	719	7,355

General Motors Co.	242	9,324

Harley-Davidson, Inc. (a)	29	1,046

		17,725

Banks — 5.4%

Bank of America Corp.	1,622	47,046

BB&T Corp.	141	6,904

Citigroup, Inc.	424	29,710

Citizens Financial Group, Inc.	84	2,973

Comerica, Inc.	28	2,054

Fifth Third Bancorp	133	3,722

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued

First Republic Bank	30	2,952

Huntington Bancshares, Inc.	192	2,653

JPMorgan Chase & Co. (b)	595	66,537

KeyCorp	185	3,283

M&T Bank Corp.	25	4,263

People’s United Financial, Inc.	72	1,214

PNC Financial Services Group, Inc. (The)	83	11,370

Regions Financial Corp.	186	2,777

SunTrust Banks, Inc.	81	5,117

SVB Financial Group *	10	2,156

US Bancorp	275	14,387

Wells Fargo & Co.	742	35,115

Zions Bancorp NA	33	1,540

		245,773

Beverages — 1.9%

Brown-Forman Corp., Class B (a)	31	1,692

Coca-Cola Co. (The)	704	35,868

Constellation Brands, Inc., Class A	31	6,041

Molson Coors Brewing Co., Class B	34	1,929

Monster Beverage Corp. *	72	4,583

PepsiCo, Inc.	257	33,724

		83,837

Biotechnology — 2.2%

AbbVie, Inc.	271	19,723

Alexion Pharmaceuticals, Inc. *	41	5,388

Amgen, Inc.	112	20,621

Biogen, Inc. *	36	8,319

Celgene Corp. *	129	11,961

Gilead Sciences, Inc.	233	15,760

Incyte Corp. *	33	2,774

Regeneron Pharmaceuticals, Inc. *	14	4,516

Vertex Pharmaceuticals, Inc. *	47	8,617

		97,679

Building Products — 0.3%

Allegion plc	17	1,906

AO Smith Corp.	26	1,221

Fortune Brands Home & Security, Inc.	26	1,466

Johnson Controls International plc	146	6,031

Masco Corp.	54	2,113

		12,737

Capital Markets — 2.7%

Affiliated Managers Group, Inc.	9	865

Ameriprise Financial, Inc.	25	3,566

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN EQUITY FUNDS	7

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Capital Markets — continued

Bank of New York Mellon Corp. (The)	162	7,135

BlackRock, Inc.	22	10,244

Cboe Global Markets, Inc.	20	2,124

Charles Schwab Corp. (The)	218	8,761

CME Group, Inc.	66	12,748

E*TRADE Financial Corp.	45	2,002

Franklin Resources, Inc. (a)	54	1,879

Goldman Sachs Group, Inc. (The) (a)	62	12,771

Intercontinental Exchange, Inc.	103	8,890

Invesco Ltd.	73	1,504

MarketAxess Holdings, Inc.	7	2,223

Moody’s Corp.	30	5,910

Morgan Stanley	235	10,276

MSCI, Inc.	16	3,710

Nasdaq, Inc.	21	2,046

Northern Trust Corp.	40	3,594

Raymond James Financial, Inc.	23	1,960

S&P Global, Inc.	45	10,284

State Street Corp.	68	3,838

T. Rowe Price Group, Inc.	43	4,760

		121,090

Chemicals — 2.0%

Air Products & Chemicals, Inc.	40	9,142

Albemarle Corp. (a)	19	1,369

Celanese Corp.	23	2,504

CF Industries Holdings, Inc.	41	1,894

Corteva, Inc. *	137	4,062

Dow, Inc.	137	6,774

DuPont de Nemours, Inc.	137	10,313

Eastman Chemical Co.	25	1,979

Ecolab, Inc.	47	9,188

FMC Corp.	24	2,004

International Flavors & Fragrances, Inc. (a)	19	2,698

Linde plc (United Kingdom)	100	19,995

LyondellBasell Industries NV, Class A	56	4,798

Mosaic Co. (The)	65	1,630

PPG Industries, Inc.	43	5,055

Sherwin-Williams Co. (The)	15	6,830

		90,235

Commercial Services & Supplies — 0.4%

Cintas Corp.	16	3,687

Copart, Inc. *	37	2,764

Republic Services, Inc. (a)	40	3,425

Rollins, Inc.	27	970

INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — continued

Waste Management, Inc.	72	8,270

		19,116

Communications Equipment — 1.2%

Arista Networks, Inc. *	10	2,518

Cisco Systems, Inc.	785	42,982

F5 Networks, Inc. *	11	1,595

Juniper Networks, Inc.	63	1,682

Motorola Solutions, Inc.	30	5,041

		53,818

Construction & Engineering — 0.1%

Jacobs Engineering Group, Inc.	21	1,777

Quanta Services, Inc.	26	995

		2,772

Construction Materials — 0.1%

Martin Marietta Materials, Inc. (a)	11	2,637

Vulcan Materials Co.	24	3,328

		5,965

Consumer Finance — 0.7%

American Express Co.	126	15,507

Capital One Financial Corp.	86	7,818

Discover Financial Services	59	4,608

Synchrony Financial	116	4,034

		31,967

Containers & Packaging — 0.4%

Amcor plc (United Kingdom) *	298	3,421

Avery Dennison Corp.	15	1,792

Ball Corp.	61	4,298

International Paper Co.	73	3,158

Packaging Corp. of America	17	1,652

Sealed Air Corp.	29	1,222

Westrock Co.	47	1,720

		17,263

Distributors — 0.1%

Genuine Parts Co.	27	2,776

LKQ Corp. *	58	1,533

		4,309

Diversified Consumer Services — 0.0% (c)

H&R Block, Inc. (a)	37	1,093

Diversified Financial Services — 1.7%

Berkshire Hathaway, Inc., Class B *	356	75,784

Jefferies Financial Group, Inc.	46	894

		76,678

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Diversified Telecommunication Services — 2.0%

AT&T, Inc.	1,339	44,866

CenturyLink, Inc.	176	2,070

Verizon Communications, Inc.	759	43,347

		90,283

Electric Utilities — 2.0%

Alliant Energy Corp.	43	2,128

American Electric Power Co., Inc.	91	7,967

Duke Energy Corp.	134	11,786

Edison International (a)	60	4,029

Entergy Corp.	35	3,587

Evergy, Inc. (a)	45	2,694

Eversource Energy	59	4,463

Exelon Corp.	178	8,540

FirstEnergy Corp.	93	3,965

NextEra Energy, Inc.	88	18,000

Pinnacle West Capital Corp.	21	1,938

PPL Corp.	132	4,106

Southern Co. (The)	191	10,556

Xcel Energy, Inc.	94	5,617

		89,376

Electrical Equipment — 0.5%

AMETEK, Inc.	42	3,797

Eaton Corp. plc	78	6,464

Emerson Electric Co.	113	7,523

Rockwell Automation, Inc.	22	3,558

		21,342

Electronic Equipment, Instruments & Components — 0.5%

Amphenol Corp., Class A	55	5,258

Corning, Inc.	144	4,784

FLIR Systems, Inc.	25	1,344

IPG Photonics Corp. * (a)	7	1,008

Keysight Technologies, Inc. *	35	3,101

TE Connectivity Ltd.	62	5,919

		21,414

Energy Equipment & Services — 0.5%

Baker Hughes a GE Co.	94	2,327

Halliburton Co.	160	3,646

Helmerich & Payne, Inc.	20	1,026

National Oilwell Varco, Inc.	71	1,574

Schlumberger Ltd.	254	10,099

TechnipFMC plc (United Kingdom) (a)	77	2,004

		20,676

INVESTMENTS	SHARES (000)	VALUE ($000)

Entertainment — 2.0%

Activision Blizzard, Inc.	141	6,633

Electronic Arts, Inc. *	54	5,511

Netflix, Inc. *	80	29,464

Take-Two Interactive Software, Inc. * (a)	21	2,344

Viacom, Inc., Class B	65	1,938

Walt Disney Co. (The)	320	44,722

		90,612

Equity Real Estate Investment Trusts (REITs) — 3.0%

Alexandria Real Estate Equities, Inc. (a)	21	2,923

American Tower Corp.	81	16,580

Apartment Investment & Management Co., Class A	27	1,369

AvalonBay Communities, Inc.	26	5,196

Boston Properties, Inc.	28	3,657

Crown Castle International Corp.	76	9,942

Digital Realty Trust, Inc.	38	4,501

Duke Realty Corp.	66	2,084

Equinix, Inc.	15	7,778

Equity Residential	68	5,160

Essex Property Trust, Inc.	12	3,520

Extra Space Storage, Inc.	23	2,481

Federal Realty Investment Trust	14	1,769

HCP, Inc.	88	2,804

Host Hotels & Resorts, Inc.	136	2,477

Iron Mountain, Inc. (a)	53	1,647

Kimco Realty Corp. (a)	77	1,431

Macerich Co. (The)	19	651

Mid-America Apartment Communities, Inc.	21	2,463

Prologis, Inc.	116	9,270

Public Storage	28	6,558

Realty Income Corp.	58	3,983

Regency Centers Corp.	31	2,046

SBA Communications Corp. *	21	4,672

Simon Property Group, Inc.	57	9,056

SL Green Realty Corp.	15	1,243

UDR, Inc.	52	2,321

Ventas, Inc.	68	4,632

Vornado Realty Trust	32	2,041

Welltower, Inc.	74	6,057

Weyerhaeuser Co.	137	3,599

		133,911

Food & Staples Retailing — 1.5%

Costco Wholesale Corp.	81	21,321

Kroger Co. (The)	148	3,213

Sysco Corp.	87	6,135

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN EQUITY FUNDS	9

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Food & Staples Retailing — continued

Walgreens Boots Alliance, Inc.	143	7,795

Walmart, Inc.	257	28,355

		66,819

Food Products — 1.1%

Archer-Daniels-Midland Co.	103	4,193

Campbell Soup Co. (a)	35	1,417

Conagra Brands, Inc.	89	2,364

General Mills, Inc.	110	5,769

Hershey Co. (The)	26	3,425

Hormel Foods Corp. (a)	50	2,025

JM Smucker Co. (The)	21	2,404

Kellogg Co.	46	2,443

Kraft Heinz Co. (The)	114	3,543

Lamb Weston Holdings, Inc.	27	1,700

McCormick & Co., Inc. (Non-Voting) (a)	22	3,482

Mondelez International, Inc., Class A	264	14,244

Tyson Foods, Inc., Class A	54	4,367

		51,376

Gas Utilities — 0.0% (c)

Atmos Energy Corp.	21	2,266

Health Care Equipment & Supplies — 3.5%

Abbott Laboratories	324	27,220

ABIOMED, Inc. *	8	2,157

Align Technology, Inc. *	13	3,656

Baxter International, Inc.	87	7,129

Becton Dickinson and Co.	49	12,471

Boston Scientific Corp. *	255	10,965

Cooper Cos., Inc. (The)	9	3,059

Danaher Corp.	116	16,519

Dentsply Sirona, Inc.	43	2,505

Edwards Lifesciences Corp. *	38	7,067

Hologic, Inc. *	49	2,361

IDEXX Laboratories, Inc. *	16	4,344

Intuitive Surgical, Inc. *	21	11,110

Medtronic plc	246	23,954

ResMed, Inc.	26	3,210

Stryker Corp.	57	11,680

Teleflex, Inc.	8	2,804

Varian Medical Systems, Inc. *	17	2,271

Zimmer Biomet Holdings, Inc.	38	4,424

		158,906

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — 2.7%

AmerisourceBergen Corp.	29	2,433

Anthem, Inc.	47	13,316

Cardinal Health, Inc.	55	2,575

Centene Corp. *	76	3,977

Cigna Corp.	70	10,968

CVS Health Corp.	238	12,987

DaVita, Inc. *	23	1,305

HCA Healthcare, Inc.	49	6,621

Henry Schein, Inc. *	27	1,912

Humana, Inc.	25	6,573

Laboratory Corp. of America Holdings *	18	3,124

McKesson Corp.	35	4,683

Quest Diagnostics, Inc.	25	2,510

UnitedHealth Group, Inc.	174	42,543

Universal Health Services, Inc., Class B	15	1,983

WellCare Health Plans, Inc. *	9	2,631

		120,141

Health Care Technology — 0.1%

Cerner Corp.	60	4,376

Hotels, Restaurants & Leisure — 1.9%

Carnival Corp.	73	3,420

Chipotle Mexican Grill, Inc. *	4	3,279

Darden Restaurants, Inc.	23	2,746

Hilton Worldwide Holdings, Inc.	53	5,219

Marriott International, Inc., Class A	51	7,113

McDonald’s Corp.	140	29,090

MGM Resorts International	94	2,675

Norwegian Cruise Line Holdings Ltd. *	40	2,119

Royal Caribbean Cruises Ltd.	32	3,823

Starbucks Corp.	222	18,628

Wynn Resorts Ltd.	18	2,204

Yum! Brands, Inc.	56	6,212

		86,528

Household Durables — 0.3%

DR Horton, Inc.	62	2,687

Garmin Ltd.	22	1,775

Leggett & Platt, Inc. (a)	24	924

Lennar Corp., Class A	52	2,538

Mohawk Industries, Inc. *	11	1,666

Newell Brands, Inc.	71	1,101

PulteGroup, Inc. (a)	47	1,479

Whirlpool Corp.	12	1,654

		13,824

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Household Products — 1.7%

Church & Dwight Co., Inc.	45	3,300

Clorox Co. (The)	23	3,578

Colgate-Palmolive Co.	158	11,288

Kimberly-Clark Corp.	63	8,406

Procter & Gamble Co. (The)	460	50,459

		77,031

Independent Power and Renewable Electricity Producers — 0.1%

AES Corp.	122	2,041

NRG Energy, Inc.	49	1,721

		3,762

Industrial Conglomerates — 1.4%

3M Co.	106	18,331

General Electric Co.	1,600	16,799

Honeywell International, Inc.	134	23,310

Roper Technologies, Inc.	19	6,978

		65,418

Insurance — 2.5%

Aflac, Inc.	137	7,496

Allstate Corp. (The)	61	6,214

American International Group, Inc.	160	8,502

Aon plc	44	8,515

Arthur J Gallagher & Co.	34	2,977

Assurant, Inc.	11	1,200

Chubb Ltd.	84	12,373

Cincinnati Financial Corp.	28	2,885

Everest Re Group Ltd. (a)	7	1,847

Hartford Financial Services Group, Inc. (The)	66	3,695

Lincoln National Corp.	37	2,393

Loews Corp.	49	2,691

Marsh & McLennan Cos., Inc.	94	9,358

MetLife, Inc.	174	8,660

Principal Financial Group, Inc.	48	2,753

Progressive Corp. (The)	107	8,564

Prudential Financial, Inc.	74	7,523

Torchmark Corp.	19	1,660

Travelers Cos., Inc. (The)	48	7,184

Unum Group	39	1,304

Willis Towers Watson plc	24	4,541

		112,335

Interactive Media & Services — 4.7%

Alphabet, Inc., Class A *	55	59,484

Alphabet, Inc., Class C *	56	60,775

Facebook, Inc., Class A *	441	85,069

INVESTMENTS	SHARES (000)	VALUE ($000)

Interactive Media & Services — continued

TripAdvisor, Inc. * (a)	19	879

Twitter, Inc. *	134	4,675

		210,882

Internet & Direct Marketing Retail — 3.7%

Amazon.com, Inc. *	76	143,673

Booking Holdings, Inc. *	8	14,889

eBay, Inc.	150	5,937

Expedia Group, Inc.	22	2,888

		167,387

IT Services — 5.3%

Accenture plc, Class A	117	21,621

Akamai Technologies, Inc. *	30	2,413

Alliance Data Systems Corp.	8	1,158

Automatic Data Processing, Inc.	80	13,201

Broadridge Financial Solutions, Inc.	21	2,720

Cognizant Technology Solutions Corp., Class A	104	6,621

DXC Technology Co.	49	2,714

Fidelity National Information Services, Inc.	59	7,289

Fiserv, Inc. * (a)	72	6,563

FleetCor Technologies, Inc. *	16	4,441

Gartner, Inc. *	17	2,660

Global Payments, Inc.	29	4,603

International Business Machines Corp.	163	22,431

Jack Henry & Associates, Inc.	14	1,897

Mastercard, Inc., Class A	165	43,618

Paychex, Inc.	59	4,829

PayPal Holdings, Inc. *	216	24,672

Total System Services, Inc.	30	3,831

VeriSign, Inc. *	19	4,025

Visa, Inc., Class A	319	55,369

Western Union Co. (The) (a)	79	1,572

		238,248

Leisure Products — 0.0% (c)

Hasbro, Inc.	21	2,245

Life Sciences Tools & Services — 1.1%

Agilent Technologies, Inc.	58	4,329

Illumina, Inc. *	27	9,929

IQVIA Holdings, Inc. *	29	4,658

Mettler-Toledo International, Inc. *	5	3,822

PerkinElmer, Inc.	20	1,960

Thermo Fisher Scientific, Inc.	73	21,551

Waters Corp. *	13	2,743

		48,992

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN EQUITY FUNDS	11

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Machinery — 1.6%

Caterpillar, Inc.	105	14,299

Cummins, Inc.	27	4,555

Deere & Co.	58	9,637

Dover Corp.	27	2,671

Flowserve Corp.	24	1,268

Fortive Corp.	54	4,410

Illinois Tool Works, Inc.	55	8,292

Ingersoll-Rand plc	44	5,604

PACCAR, Inc.	64	4,555

Parker-Hannifin Corp.	24	4,001

Pentair plc (a)	29	1,079

Snap-on, Inc.	10	1,684

Stanley Black & Decker, Inc.	28	4,020

Wabtec Corp. (a)	30	2,130

Xylem, Inc.	33	2,761

		70,966

Media — 1.4%

CBS Corp. (Non-Voting), Class B	65	3,222

Charter Communications, Inc., Class A *	32	12,472

Comcast Corp., Class A	831	35,133

Discovery, Inc., Class A * (a)	29	889

Discovery, Inc., Class C *	66	1,882

DISH Network Corp., Class A *	42	1,626

Fox Corp., Class A	65	2,382

Fox Corp., Class B	30	1,088

Interpublic Group of Cos., Inc. (The)	71	1,604

News Corp., Class A	71	954

News Corp., Class B	23	317

Omnicom Group, Inc.	40	3,310

		64,879

Metals & Mining — 0.3%

Freeport-McMoRan, Inc.	266	3,090

Newmont Goldcorp Corp.	150	5,785

Nucor Corp.	56	3,081

		11,956

Multiline Retail — 0.5%

Dollar General Corp.	47	6,405

Dollar Tree, Inc. *	44	4,681

Kohl’s Corp.	30	1,413

Macy’s, Inc.	57	1,216

Nordstrom, Inc.	19	615

Target Corp.	94	8,141

		22,471

INVESTMENTS	SHARES (000)	VALUE ($000)

Multi-Utilities — 1.1%

Ameren Corp.	45	3,384

CenterPoint Energy, Inc.	92	2,638

CMS Energy Corp. (a)	52	3,015

Consolidated Edison, Inc.	60	5,262

Dominion Energy, Inc. (a)	147	11,382

DTE Energy Co.	34	4,298

NiSource, Inc.	68	1,971

Public Service Enterprise Group, Inc.	93	5,454

Sempra Energy	50	6,918

WEC Energy Group, Inc.	58	4,825

		49,147

Oil, Gas & Consumable Fuels — 4.5%

Anadarko Petroleum Corp.	92	6,500

Apache Corp.	69	1,998

Cabot Oil & Gas Corp.	78	1,783

Chevron Corp.	349	43,489

Cimarex Energy Co.	19	1,104

Concho Resources, Inc.	37	3,797

ConocoPhillips	207	12,648

Devon Energy Corp.	76	2,172

Diamondback Energy, Inc.	28	3,094

EOG Resources, Inc.	106	9,918

Exxon Mobil Corp.	776	59,483

Hess Corp.	47	2,973

HollyFrontier Corp.	29	1,334

Kinder Morgan, Inc.	357	7,458

Marathon Oil Corp.	150	2,132

Marathon Petroleum Corp.	122	6,793

Noble Energy, Inc. (a)	88	1,965

Occidental Petroleum Corp.	137	6,900

ONEOK, Inc.	76	5,211

Phillips 66	77	7,168

Pioneer Natural Resources Co.	31	4,754

Valero Energy Corp.	77	6,553

Williams Cos., Inc. (The)	222	6,234

		205,461

Personal Products — 0.2%

Coty, Inc., Class A (a)	55	739

Estee Lauder Cos., Inc. (The), Class A	40	7,366

		8,105

Pharmaceuticals — 4.6%

Allergan plc	57	9,465

Bristol-Myers Squibb Co.	300	13,609

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Pharmaceuticals — continued

Eli Lilly & Co.	159	17,562

Johnson & Johnson	487	67,843

Merck & Co., Inc.	472	39,606

Mylan NV *	95	1,800

Nektar Therapeutics * (a)	32	1,138

Perrigo Co. plc	23	1,093

Pfizer, Inc.	1,019	44,123

Zoetis, Inc.	88	9,966

		206,205

Professional Services — 0.3%

Equifax, Inc.	22	2,998

IHS Markit Ltd. *	67	4,252

Nielsen Holdings plc	65	1,474

Robert Half International, Inc.	22	1,239

Verisk Analytics, Inc.	30	4,398

		14,361

Real Estate Management & Development — 0.1%

CBRE Group, Inc., Class A *	57	2,943

Road & Rail — 1.0%

CSX Corp.	141	10,911

JB Hunt Transport Services, Inc.	16	1,459

Kansas City Southern	18	2,248

Norfolk Southern Corp.	49	9,726

Union Pacific Corp.	130	21,961

		46,305

Semiconductors & Semiconductor Equipment — 3.7%

Advanced Micro Devices, Inc. *	163	4,941

Analog Devices, Inc.	68	7,657

Applied Materials, Inc.	172	7,713

Broadcom, Inc.	73	20,905

Intel Corp.	821	39,318

KLA-Tencor Corp.	30	3,505

Lam Research Corp.	28	5,167

Maxim Integrated Products, Inc.	50	2,990

Microchip Technology, Inc. (a)	44	3,784

Micron Technology, Inc. *	203	7,835

NVIDIA Corp.	112	18,349

Qorvo, Inc. *	22	1,456

QUALCOMM, Inc.	223	16,966

Skyworks Solutions, Inc.	32	2,448

Texas Instruments, Inc.	172	19,753

Xilinx, Inc.	47	5,493

		168,280

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — 6.7%

Adobe, Inc. *	90	26,377

ANSYS, Inc. *	15	3,154

Autodesk, Inc. *	40	6,564

Cadence Design Systems, Inc. *	52	3,651

Citrix Systems, Inc.	23	2,252

Fortinet, Inc. *	27	2,046

Intuit, Inc.	48	12,429

Microsoft Corp.	1,406	188,324

Oracle Corp.	445	25,361

Red Hat, Inc. *	33	6,123

salesforce.com, Inc. *	142	21,616

Symantec Corp.	113	2,468

Synopsys, Inc. *	28	3,539

		303,904

Specialty Retail — 2.3%

Advance Auto Parts, Inc.	13	2,029

AutoZone, Inc. *	5	4,948

Best Buy Co., Inc.	43	2,972

CarMax, Inc. *	30	2,647

Foot Locker, Inc.	21	864

Gap, Inc. (The)	39	698

Home Depot, Inc. (The)	202	41,981

L Brands, Inc.	42	1,098

Lowe’s Cos., Inc.	144	14,494

O’Reilly Automotive, Inc. *	14	5,304

Ross Stores, Inc.	67	6,682

Tiffany & Co.	20	1,856

TJX Cos., Inc. (The)	222	11,764

Tractor Supply Co.	22	2,408

Ulta Beauty, Inc. *	10	3,534

		103,279

Technology Hardware, Storage & Peripherals — 3.9%

Apple, Inc.	802	158,714

Hewlett Packard Enterprise Co.	246	3,673

HP, Inc.	276	5,745

NetApp, Inc.	45	2,796

Seagate Technology plc	46	2,178

Western Digital Corp.	54	2,556

Xerox Corp.	36	1,269

		176,931

Textiles, Apparel & Luxury Goods — 0.7%

Capri Holdings Ltd. *	28	960

Hanesbrands, Inc.	66	1,142

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN EQUITY FUNDS	13

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Textiles, Apparel & Luxury Goods — continued

NIKE, Inc., Class B	231	19,355

PVH Corp.	14	1,301

Ralph Lauren Corp.	10	1,088

Tapestry, Inc.	53	1,689

Under Armour, Inc., Class A * (a)	34	874

Under Armour, Inc., Class C *	36	791

VF Corp.	60	5,219

		32,419

Tobacco — 0.9%

Altria Group, Inc.	343	16,252

Philip Morris International, Inc.	285	22,415

		38,667

Trading Companies & Distributors — 0.2%

Fastenal Co.	105	3,422

United Rentals, Inc. *	14	1,913

WW Grainger, Inc.	8	2,210

		7,545

Water Utilities — 0.1%

American Water Works Co., Inc.	33	3,843

Total Common Stocks (Cost $2,764,412)		4,482,965

Short-Term Investments — 0.5%

Investment Companies — 0.5%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.25% (d) (e) (Cost $24,731)	24,731	24,731

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment of Cash Collateral From Securities Loaned — 0.9%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (d) (e)	30,012	30,018

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (d) (e)	8,648	8,648

Total Investment of Cash Collateral From Securities Loaned (Cost $38,663)		38,666

Total Investments — 100.8% (Cost $2,827,806)		4,546,362
Liabilities in Excess of Other Assets — (0.8)%		(35,956)

NET ASSETS — 100.0%		4,510,406

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at June 30, 2019. The total value of securities on loan at June 30, 2019 is approximately $38,128,000.
(b)	Investment in affiliate. This security is included in an index in which the Fund, as an index fund, tracks.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
S&P 500 E-Mini Index	187	09/2019	USD	27,526	461

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2019

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.9%

Aerospace & Defense — 1.1%

Aerojet Rocketdyne Holdings, Inc. *	22	985

Axon Enterprise, Inc. * (a)	22	1,393

Curtiss-Wright Corp.	16	1,983

Moog, Inc., Class A (a)	21	1,936

Teledyne Technologies, Inc. *	13	3,670

Triumph Group, Inc.	17	383

		10,350

Air Freight & Logistics — 0.4%

Echo Global Logistics, Inc. *	10	215

Forward Air Corp.	11	675

Hub Group, Inc., Class A *	64	2,693

		3,583

Airlines — 0.5%

Allegiant Travel Co.	5	660

JetBlue Airways Corp. *	141	2,599

SkyWest, Inc.	31	1,875

		5,134

Auto Components — 0.9%

Adient plc (a)	30	721

American Axle & Manufacturing Holdings, Inc. *	51	656

Cooper Tire & Rubber Co. (a)	19	609

Cooper-Standard Holdings, Inc. *	7	302

Dana, Inc.	150	2,985

Delphi Technologies plc	37	744

Gentex Corp.	99	2,431

		8,448

Automobiles — 0.3%

Thor Industries, Inc.	42	2,434

Winnebago Industries, Inc.	11	421

		2,855

Banks — 7.9%

Ameris Bancorp (a)	12	459

Associated Banc-Corp.	131	2,771

BancorpSouth Bank (a)	39	1,122

Bank OZK	46	1,370

Banner Corp.	52	2,834

Boston Private Financial Holdings, Inc.	27	332

Brookline Bancorp, Inc.	26	400

Cathay General Bancorp (a)	28	1,021

Columbia Banking System, Inc.	22	812

Commerce Bancshares, Inc. (a)	55	3,304

Cullen/Frost Bankers, Inc.	23	2,126

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued

Customers Bancorp, Inc. *	123	2,575

East West Bancorp, Inc.	107	4,997

First BanCorp (Puerto Rico)	269	2,972

First Commonwealth Financial Corp.	39	529

First Financial Bancorp	17	420

First Horizon National Corp.	96	1,426

First Midwest Bancorp, Inc. (a)	132	2,710

FNB Corp. (a)	118	1,392

Fulton Financial Corp.	74	1,207

Hancock Whitney Corp.	77	3,097

Hanmi Financial Corp.	50	1,117

International Bancshares Corp.	20	739

LegacyTexas Financial Group, Inc.	13	542

NBT Bancorp, Inc. (a)	12	458

OFG Bancorp (Puerto Rico)	108	2,560

Opus Bank	7	152

Pacific Premier Bancorp, Inc. (a)	82	2,532

PacWest Bancorp	44	1,725

Pinnacle Financial Partners, Inc.	27	1,537

Signature Bank	37	4,507

Sterling Bancorp	80	1,696

Synovus Financial Corp.	42	1,460

TCF Financial Corp.	208	4,318

Texas Capital Bancshares, Inc. *	19	1,148

Trustmark Corp. (a)	23	765

UMB Financial Corp. (a)	13	869

Umpqua Holdings Corp.	83	1,382

United Community Banks, Inc.	100	2,847

Valley National Bancorp (a)	120	1,296

Veritex Holdings, Inc. (a)	7	182

Webster Financial Corp.	34	1,629

Wintrust Financial Corp.	49	3,586

		74,923

Beverages — 0.3%

Coca-Cola Consolidated, Inc. (a)	9	2,544

Biotechnology — 1.1%

Acorda Therapeutics, Inc. * (a)	50	383

Eagle Pharmaceuticals, Inc. * (a)	48	2,672

Emergent BioSolutions, Inc.* (a)	6	299

Momenta Pharmaceuticals, Inc. *	171	2,128

Myriad Genetics, Inc. *	24	678

REGENXBIO, Inc. * (a)	32	1,644

Spectrum Pharmaceuticals, Inc. *	137	1,183

United Therapeutics Corp. *	17	1,317

		10,304

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN EQUITY FUNDS	15

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Building Products — 0.7%

Apogee Enterprises, Inc.	10	443

Gibraltar Industries, Inc. *	11	456

Insteel Industries, Inc.	8	156

Lennox International, Inc.	9	2,491

Patrick Industries, Inc. *	10	482

PGT Innovations, Inc. * (a)	16	271

Quanex Building Products Corp.	11	215

Universal Forest Products, Inc.	54	2,061

		6,575

Capital Markets — 2.3%

Blucora, Inc. *	45	1,364

Donnelley Financial Solutions, Inc. *	9	125

Evercore, Inc., Class A	39	3,410

FactSet Research Systems, Inc. (a)	14	4,126

Federated Investors, Inc., Class B (a)	37	1,193

INTL. FCStone, Inc. *	6	230

Janus Henderson Group plc (United Kingdom) (a)	59	1,264

Legg Mason, Inc.	78	2,982

MarketAxess Holdings, Inc.	4	1,221

Piper Jaffray Cos.	6	417

SEI Investments Co.	49	2,774

Stifel Financial Corp.	55	3,250

		22,356

Chemicals — 2.3%

AdvanSix, Inc. *	29	704

Ashland Global Holdings, Inc. (a)	24	1,885

Cabot Corp.	45	2,159

Chemours Co. (The)	89	2,126

FutureFuel Corp. (a)	39	450

Hawkins, Inc.	4	161

HB Fuller Co. (a)	20	905

Ingevity Corp. *	15	1,609

Innophos Holdings, Inc.	8	224

Innospec, Inc.	15	1,378

Kraton Corp. *	23	702

Minerals Technologies, Inc.	14	730

PolyOne Corp.	30	951

Rayonier Advanced Materials, Inc. (a)	32	206

RPM International, Inc.	48	2,951

Scotts Miracle-Gro Co. (The)	15	1,507

Stepan Co.	25	2,268

Valvoline, Inc.	73	1,418

		22,334

INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — 1.3%

ABM Industries, Inc.	25	1,007

Brink’s Co. (The)	18	1,486

Clean Harbors, Inc. *	20	1,401

Herman Miller, Inc.	36	1,621

HNI Corp. (a)	15	523

Interface, Inc. (a)	23	357

LSC Communications, Inc. (a)	76	277

MSA Safety, Inc. (a)	11	1,159

Pitney Bowes, Inc.	65	278

RR Donnelley & Sons Co.	69	136

Tetra Tech, Inc.	21	1,656

UniFirst Corp.	6	1,131

Viad Corp. (a)	19	1,235

		12,267

Communications Equipment — 1.3%

ADTRAN, Inc.	84	1,278

Ciena Corp. *	92	3,772

Digi International, Inc. *	49	626

Extreme Networks, Inc. *	170	1,099

InterDigital, Inc. (a)	12	753

Lumentum Holdings, Inc. *	44	2,355

NETGEAR, Inc. *	53	1,333

Viavi Solutions, Inc. * (a)	81	1,075

		12,291

Construction & Engineering — 1.5%

AECOM * (a)	109	4,109

Aegion Corp. *	10	178

Comfort Systems USA, Inc.	36	1,827

EMCOR Group, Inc.	53	4,666

MasTec, Inc. * (a)	26	1,319

MYR Group, Inc. *	32	1,184

Valmont Industries, Inc. (a)	8	1,015

		14,298

Construction Materials — 0.2%

Eagle Materials, Inc.	7	677

US Concrete, Inc. * (a)	17	825

		1,502

Consumer Finance — 0.5%

Enova International, Inc. *	13	295

FirstCash, Inc. (a)	17	1,671

Navient Corp.	89	1,209

SLM Corp.	158	1,539

		4,714

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Containers & Packaging — 0.7%

AptarGroup, Inc.	6	783

Greif, Inc., Class A (a)	19	632

Owens-Illinois, Inc.	86	1,489

Silgan Holdings, Inc.	80	2,457

Sonoco Products Co.	22	1,424

		6,785

Distributors — 0.3%

Core-Mark Holding Co., Inc.	57	2,264

Pool Corp.	1	248

		2,512

Diversified Consumer Services — 0.2%

American Public Education, Inc. *	30	879

Graham Holdings Co., Class B	2	1,173

		2,052

Diversified Telecommunication Services — 0.3%

ATN International, Inc. (a)	4	225

Frontier Communications Corp. * (a)	27	46

Vonage Holdings Corp. *	232	2,630

		2,901

Electric Utilities — 1.6%

ALLETE, Inc.	43	3,536

Hawaiian Electric Industries, Inc.	69	3,001

IDACORP, Inc.	31	3,110

OGE Energy Corp.	89	3,789

PNM Resources, Inc.	30	1,548

		14,984

Electrical Equipment — 1.5%

Acuity Brands, Inc.	14	1,986

Encore Wire Corp.	48	2,829

EnerSys (a)	17	1,139

Hubbell, Inc.	20	2,645

nVent Electric plc	62	1,524

Regal Beloit Corp.	48	3,934

		14,057

Electronic Equipment, Instruments & Components — 4.9%

Anixter International, Inc. * (a)	11	645

Arrow Electronics, Inc. *	55	3,923

Avnet, Inc.	72	3,270

Bel Fuse, Inc., Class B	27	457

Belden, Inc.	14	841

Benchmark Electronics, Inc. (a)	14	347

Cognex Corp.	36	1,737

INVESTMENTS	SHARES (000)	VALUE ($000)

Electronic Equipment, Instruments & Components — continued

Coherent, Inc. *	8	1,145

ePlus, Inc. * (a)	16	1,069

Fabrinet (Thailand) *	46	2,290

Insight Enterprises, Inc. *	25	1,461

Jabil, Inc.	97	3,071

KEMET Corp. (a)	26	493

Littelfuse, Inc.	8	1,381

Methode Electronics, Inc.	60	1,704

National Instruments Corp.	43	1,822

OSI Systems, Inc. * (a)	6	698

Plexus Corp. * (a)	13	730

Sanmina Corp. *	104	3,161

ScanSource, Inc. * (a)	33	1,078

SYNNEX Corp.	15	1,505

Tech Data Corp. * (a)	37	3,912

Trimble, Inc. *	73	3,295

TTM Technologies, Inc. *	31	320

Vishay Intertechnology, Inc.	98	1,622

Zebra Technologies Corp., Class A *	21	4,295

		46,272

Energy Equipment & Services — 1.1%

Apergy Corp. *	30	996

Archrock, Inc.	50	529

C&J Energy Services, Inc. *	24	285

Ensco Rowan plc, Class A (a)	30	253

Era Group, Inc. * (a)	32	265

Exterran Corp. *	11	151

Helix Energy Solutions Group, Inc. * (a)	31	271

KLX Energy Services Holdings, Inc. * (a)	8	155

Matrix Service Co. * (a)	23	456

McDermott International, Inc. * (a)	117	1,132

Newpark Resources, Inc. * (a)	33	246

Oceaneering International, Inc. *	39	797

Oil States International, Inc. *	23	430

Patterson-UTI Energy, Inc.	81	932

ProPetro Holding Corp. *	96	1,985

TETRA Technologies, Inc. *	49	80

Transocean Ltd. * (a)	188	1,206

		10,169

Entertainment — 0.7%

Cinemark Holdings, Inc.	40	1,433

Live Nation Entertainment, Inc. * (a)	65	4,317

World Wrestling Entertainment, Inc., Class A (a)	15	1,076

		6,826

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN EQUITY FUNDS	17

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — 8.8%

Agree Realty Corp.	20	1,262

Alexander & Baldwin, Inc. (a)	27	633

American Assets Trust, Inc.	55	2,582

American Campus Communities, Inc.	75	3,474

Armada Hoffler Properties, Inc.	184	3,042

Brixmor Property Group, Inc.	192	3,431

Camden Property Trust	51	5,277

CareTrust REIT, Inc.	55	1,310

Chatham Lodging Trust (a)	15	287

Chesapeake Lodging Trust	22	614

CoreCivic, Inc.	154	3,203

CoreSite Realty Corp.	17	1,981

Corporate Office Properties Trust	98	2,575

Cousins Properties, Inc.	105	3,782

CyrusOne, Inc.	43	2,459

DiamondRock Hospitality Co.	214	2,208

Douglas Emmett, Inc.	118	4,693

EPR Properties	8	583

First Industrial Realty Trust, Inc.	47	1,719

GEO Group, Inc. (The)	114	2,392

Getty Realty Corp.	93	2,866

Hersha Hospitality Trust	14	230

Highwoods Properties, Inc.	69	2,838

Hospitality Properties Trust	63	1,584

Independence Realty Trust, Inc. (a)	35	402

JBG SMITH Properties	35	1,385

Kilroy Realty Corp. (a)	33	2,440

Kite Realty Group Trust	73	1,105

Liberty Property Trust	75	3,743

Life Storage, Inc.	18	1,749

Mack-Cali Realty Corp. (a)	33	766

Medical Properties Trust, Inc. (a)	138	2,412

National Storage Affiliates Trust	39	1,126

Omega Healthcare Investors, Inc.	76	2,804

Pebblebrook Hotel Trust (a)	20	571

PotlatchDeltic Corp. (a)	47	1,822

PS Business Parks, Inc.	8	1,298

Rayonier, Inc.	49	1,482

Sabra Health Care REIT, Inc.	48	936

Saul Centers, Inc.	4	240

Summit Hotel Properties, Inc.	39	445

Taubman Centers, Inc.	24	979

Uniti Group, Inc. (a)	20	185

Urban Edge Properties	62	1,080

Urstadt Biddle Properties, Inc., Class A	12	246

INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued

Weingarten Realty Investors	16	443

Xenia Hotels & Resorts, Inc.	43	886

		83,570

Food & Staples Retailing — 0.3%

Casey’s General Stores, Inc.	13	2,084

SpartanNash Co.	60	702

Sprouts Farmers Market, Inc. *	8	142

United Natural Foods, Inc. * (a)	19	170

		3,098

Food Products — 1.5%

Darling Ingredients, Inc. *	57	1,138

Flowers Foods, Inc. (a)	92	2,148

Ingredion, Inc.	26	2,167

John B Sanfilippo & Son, Inc.	3	239

Post Holdings, Inc. *	41	4,252

Sanderson Farms, Inc.	7	972

Seneca Foods Corp., Class A *	11	302

TreeHouse Foods, Inc. * (a)	51	2,781

		13,999

Gas Utilities — 1.5%

National Fuel Gas Co.	38	2,011

New Jersey Resources Corp.	33	1,664

Southwest Gas Holdings, Inc.	18	1,600

Spire, Inc.	20	1,687

UGI Corp. (a)	132	7,043

		14,005

Health Care Equipment & Supplies — 3.4%

Avanos Medical, Inc. * (a)	18	763

CONMED Corp. (a)	9	779

Globus Medical, Inc., Class A * (a)	28	1,184

Haemonetics Corp. * (a)	22	2,623

Hill-Rom Holdings, Inc.	34	3,547

ICU Medical, Inc. * (a)	6	1,436

Integer Holdings Corp. *	31	2,635

Integra LifeSciences Holdings Corp. * (a)	26	1,430

Lantheus Holdings, Inc. *	57	1,599

LivaNova plc *	16	1,151

Masimo Corp. *	28	4,197

NuVasive, Inc. *	18	1,030

OraSure Technologies, Inc. *	20	188

Orthofix Medical, Inc. *	18	941

STERIS plc (a)	32	4,705

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Equipment & Supplies — continued

Varex Imaging Corp. *	14	426

West Pharmaceutical Services, Inc. (a)	28	3,479

		32,113

Health Care Providers & Services — 3.6%

Acadia Healthcare Co., Inc. * (a)	17	587

Amedisys, Inc. *	11	1,323

AMN Healthcare Services, Inc. *	18	958

BioTelemetry, Inc. *	26	1,252

Chemed Corp. (a)	11	3,789

Community Health Systems, Inc. * (a)	54	144

Cross Country Healthcare, Inc. *	92	867

Diplomat Pharmacy, Inc. *	20	122

Encompass Health Corp.	24	1,533

Ensign Group, Inc. (The) (a)	60	3,393

HealthEquity, Inc. *	16	1,053

LHC Group, Inc. *	19	2,236

Magellan Health, Inc. *	55	4,065

MEDNAX, Inc. *	76	1,909

Molina Healthcare, Inc. *	47	6,770

Owens & Minor, Inc. (a)	194	620

Patterson Cos., Inc. (a)	74	1,692

Select Medical Holdings Corp. *	74	1,181

Tenet Healthcare Corp. * (a)	47	979

		34,473

Health Care Technology — 0.5%

Allscripts Healthcare Solutions, Inc. *	71	820

HealthStream, Inc. *	11	282

HMS Holdings Corp. *	60	1,927

NextGen Healthcare, Inc. *	19	368

Omnicell, Inc. *	15	1,308

		4,705

Hotels, Restaurants & Leisure — 2.2%

Boyd Gaming Corp.	32	859

Brinker International, Inc. (a)	14	546

Cheesecake Factory, Inc. (The) (a)	18	778

Cracker Barrel Old Country Store, Inc. (a)	6	995

Dine Brands Global, Inc. (a)	6	601

Domino’s Pizza, Inc.	16	4,397

Dunkin’ Brands Group, Inc.	30	2,422

Eldorado Resorts, Inc. * (a)	25	1,133

Marriott Vacations Worldwide Corp.	21	1,976

Penn National Gaming, Inc. *	31	599

Red Robin Gourmet Burgers, Inc. * (a)	5	150

INVESTMENTS	SHARES (000)	VALUE ($000)

Hotels, Restaurants & Leisure — continued

Texas Roadhouse, Inc.	24	1,307

Wendy’s Co. (The)	70	1,365

Wyndham Destinations, Inc.	91	3,982

		21,110

Household Durables — 2.2%

Helen of Troy Ltd. *	13	1,696

KB Home	129	3,322

La-Z-Boy, Inc.	17	512

MDC Holdings, Inc.	19	619

Meritage Homes Corp. * (a)	14	719

NVR, Inc. *	2	7,040

Toll Brothers, Inc. (a)	113	4,131

TopBuild Corp. * (a)	14	1,142

TRI Pointe Group, Inc. * (a)	55	661

Tupperware Brands Corp. (a)	55	1,055

		20,897

Household Products — 0.1%

Central Garden & Pet Co., Class A * (a)	17	412

Energizer Holdings, Inc. (a)	22	855

		1,267

Industrial Conglomerates — 0.6%

Carlisle Cos., Inc.	41	5,719

Raven Industries, Inc.	12	423

		6,142

Insurance — 4.8%

Alleghany Corp. *	7	4,538

American Equity Investment Life Holding Co.	32	880

American Financial Group, Inc.	51	5,192

Brighthouse Financial, Inc. * (a)	21	756

Brown & Brown, Inc.	63	2,102

CNO Financial Group, Inc.	63	1,044

First American Financial Corp.	73	3,936

Hanover Insurance Group, Inc. (The)	36	4,623

HCI Group, Inc.	2	93

Kemper Corp.	23	1,976

Mercury General Corp.	11	681

Old Republic International Corp.	201	4,507

Primerica, Inc.	16	1,907

Reinsurance Group of America, Inc.	24	3,698

RenaissanceRe Holdings Ltd. (Bermuda)	15	2,741

Safety Insurance Group, Inc.	5	457

Selective Insurance Group, Inc. (a)	19	1,444

Stewart Information Services Corp.	9	360

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN EQUITY FUNDS	19

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — continued

Third Point Reinsurance Ltd. (Bermuda) *	161	1,664

WR Berkley Corp.	48	3,136

		45,735

Interactive Media & Services — 0.2%

Cars.com, Inc. * (a)	13	258

QuinStreet, Inc. *	49	769

Yelp, Inc. * (a)	28	954

		1,981

Internet & Direct Marketing Retail — 0.0% (b)

Stamps.com, Inc. *	5	240

IT Services — 3.9%

CACI International, Inc., Class A *	9	1,926

Cardtronics plc, Class A *	16	448

CoreLogic, Inc. *	31	1,284

EVERTEC, Inc. (Puerto Rico)	81	2,649

ExlService Holdings, Inc. *	13	844

KBR, Inc.	168	4,192

Leidos Holdings, Inc.	55	4,360

ManTech International Corp., Class A	12	757

MAXIMUS, Inc. (a)	24	1,719

NIC, Inc. (a)	25	404

Perficient, Inc. *	57	1,963

Perspecta, Inc.	212	4,972

Sabre Corp. (a)	190	4,209

Science Applications International Corp. (a)	18	1,601

Sykes Enterprises, Inc. *	73	2,015

Virtusa Corp. * (a)	10	435

WEX, Inc. *	15	3,184

		36,962

Leisure Products — 0.4%

Brunswick Corp. (a)	33	1,501

Callaway Golf Co. (a)	38	644

Nautilus, Inc. *	14	31

Polaris Industries, Inc.	21	1,895

		4,071

Life Sciences Tools & Services — 1.3%

Bio-Rad Laboratories, Inc., Class A *	8	2,438

Bio-Techne Corp.	14	2,940

Charles River Laboratories International, Inc. *	20	2,810

PRA Health Sciences, Inc. *	22	2,151

Syneos Health, Inc. *	41	2,105

		12,444

INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — 5.1%

Actuant Corp., Class A (a)	21	521

AGCO Corp.	60	4,656

Albany International Corp., Class A	10	854

Barnes Group, Inc.	18	1,015

Chart Industries, Inc. *	12	915

Crane Co.	55	4,616

Federal Signal Corp. (a)	21	567

Greenbrier Cos., Inc. (The)	52	1,565

Harsco Corp. *	31	842

Hillenbrand, Inc. (a)	25	981

IDEX Corp.	22	3,821

ITT, Inc.	73	4,787

Kennametal, Inc.	27	999

Lincoln Electric Holdings, Inc.	24	1,951

Mueller Industries, Inc. (a)	22	647

Oshkosh Corp.	55	4,584

SPX Corp. *	13	439

SPX FLOW, Inc. *	16	661

Standex International Corp.	5	344

Terex Corp. (a)	66	2,059

Timken Co. (The)	77	3,951

Toro Co. (The) (a)	29	1,927

Wabash National Corp. (a)	141	2,291

Watts Water Technologies, Inc., Class A (a)	10	932

Woodward, Inc.	21	2,410

		48,335

Marine — 0.1%

Matson, Inc.	17	649

Media — 1.0%

AMC Networks, Inc., Class A *	30	1,640

EW Scripps Co. (The), Class A	22	332

Gannett Co., Inc. (a)	123	1,000

Meredith Corp. (a)	56	3,075

New Media Investment Group, Inc.	29	273

New York Times Co. (The), Class A	17	541

TEGNA, Inc.	207	3,135

		9,996

Metals & Mining — 1.7%

AK Steel Holding Corp. * (a)	118	279

Allegheny Technologies, Inc. * (a)	47	1,187

Carpenter Technology Corp.	7	322

Commercial Metals Co.	68	1,208

Kaiser Aluminum Corp.	6	630

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Metals & Mining — continued

Materion Corp.	7	488

Reliance Steel & Aluminum Co.	51	4,862

Royal Gold, Inc.	5	502

Steel Dynamics, Inc.	145	4,375

SunCoke Energy, Inc. * (a)	24	215

Worthington Industries, Inc. (a)	42	1,700

		15,768

Mortgage Real Estate Investment Trusts (REITs) — 0.2%

ARMOUR Residential REIT, Inc. (a)	24	440

Invesco Mortgage Capital, Inc.	47	753

PennyMac Mortgage Investment Trust	30	644

		1,837

Multiline Retail — 0.1%

Big Lots, Inc.	20	581

Dillard’s, Inc., Class A (a)	7	455

		1,036

Multi-Utilities — 0.5%

Avista Corp.	8	353

Black Hills Corp.	23	1,814

MDU Resources Group, Inc. (a)	71	1,834

NorthWestern Corp.	16	1,136

		5,137

Oil, Gas & Consumable Fuels — 2.3%

Carrizo Oil & Gas, Inc. *	31	312

Chesapeake Energy Corp. * (a)	384	749

CNX Resources Corp. *	75	545

CONSOL Energy, Inc. *	37	978

Denbury Resources, Inc. * (a)	367	455

EQT Corp.	93	1,462

Equitrans Midstream Corp. (a)	77	1,518

Gulfport Energy Corp. * (a)	55	268

Matador Resources Co. * (a)	19	384

Murphy Oil Corp.	69	1,711

Oasis Petroleum, Inc. * (a)	101	576

Par Pacific Holdings, Inc. * (a)	81	1,654

PBF Energy, Inc., Class A	97	3,030

PDC Energy, Inc. * (a)	23	829

QEP Resources, Inc. *	82	594

Range Resources Corp. (a)	76	528

Renewable Energy Group, Inc. *	53	837

REX American Resources Corp. * (a)	2	175

SM Energy Co. (a)	39	487

Southwestern Energy Co. * (a)	183	578

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

SRC Energy, Inc. *	94	465

Unit Corp. *	20	180

Whiting Petroleum Corp. * (a)	35	648

World Fuel Services Corp.	25	916

WPX Energy, Inc. * (a)	190	2,183

		22,062

Paper & Forest Products — 1.0%

Boise Cascade Co.	67	1,883

Domtar Corp.	62	2,760

Louisiana-Pacific Corp. (a)	83	2,163

Mercer International, Inc. (Canada)	18	282

Schweitzer-Mauduit International, Inc.	63	2,101

		9,189

Personal Products — 0.3%

Avon Products, Inc. (United Kingdom) * (a)	169	654

Edgewell Personal Care Co. *	21	566

Medifast, Inc.	5	621

Nu Skin Enterprises, Inc., Class A	19	922

		2,763

Pharmaceuticals — 1.2%

Akorn, Inc. * (a)	408	2,101

Assertio Therapeutics, Inc. * (a)	161	555

Catalent, Inc. * (a)	78	4,207

Lannett Co., Inc. * (a)	134	812

Medicines Co. (The) * (a)	95	3,464

		11,139

Professional Services — 1.9%

ASGN, Inc. *	18	1,091

Forrester Research, Inc.	4	174

FTI Consulting, Inc. *	16	1,356

Heidrick & Struggles International, Inc.	46	1,376

Insperity, Inc.	15	1,808

Kelly Services, Inc., Class A	93	2,422

Korn Ferry	54	2,144

ManpowerGroup, Inc.	49	4,713

Navigant Consulting, Inc.	17	396

Resources Connection, Inc.	43	682

TrueBlue, Inc. *	81	1,779

		17,941

Real Estate Management & Development — 0.5%

HFF, Inc., Class A	13	590

Jones Lang LaSalle, Inc. (a)	29	4,085

		4,675

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN EQUITY FUNDS	21

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Road & Rail — 1.0%

ArcBest Corp.	56	1,560

Avis Budget Group, Inc. *	26	914

Landstar System, Inc.	29	3,139

Old Dominion Freight Line, Inc.	23	3,463

		9,076

Semiconductors & Semiconductor Equipment — 3.5%

Advanced Energy Industries, Inc. * (a)	15	872

Axcelis Technologies, Inc. *	106	1,592

Cabot Microelectronics Corp.	8	908

Cirrus Logic, Inc. *	22	968

Cohu, Inc.	60	927

Cree, Inc. * (a)	25	1,377

Cypress Semiconductor Corp.	136	3,027

First Solar, Inc. *	45	2,923

Kulicke & Soffa Industries, Inc. (Singapore)	129	2,898

MKS Instruments, Inc.	28	2,202

Nanometrics, Inc. *	9	324

Photronics, Inc. * (a)	22	177

Rambus, Inc. * (a)	123	1,482

Rudolph Technologies, Inc. * (a)	69	1,909

Semtech Corp. *	25	1,201

SMART Global Holdings, Inc. * (a)	48	1,108

SolarEdge Technologies, Inc. *	16	993

Synaptics, Inc. *	13	367

Teradyne, Inc.	76	3,651

Ultra Clean Holdings, Inc. *	29	408

Universal Display Corp. (a)	8	1,448

Veeco Instruments, Inc. * (a)	2	29

Versum Materials, Inc.	41	2,130

		32,921

Software — 3.0%

8x8, Inc. * (a)	39	930

ACI Worldwide, Inc. *	46	1,566

Alarm.com Holdings, Inc. * (a)	13	701

Bottomline Technologies DE, Inc. * (a)	13	566

CDK Global, Inc.	69	3,421

CommVault Systems, Inc. *	19	918

Fair Isaac Corp. *	19	6,015

j2 Global, Inc.	18	1,573

LogMeIn, Inc.	17	1,238

MicroStrategy, Inc., Class A * (a)	14	2,014

Monotype Imaging Holdings, Inc.	35	596

Progress Software Corp.	18	767

PTC, Inc. * (a)	15	1,311

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued

Qualys, Inc. *	12	1,028

SPS Commerce, Inc. *	7	716

Teradata Corp. *	59	2,108

TiVo Corp.	70	518

Tyler Technologies, Inc. *	10	2,074

		28,060

Specialty Retail — 3.1%

Aaron’s, Inc.	25	1,519

Abercrombie & Fitch Co., Class A	96	1,540

American Eagle Outfitters, Inc.	103	1,747

AutoNation, Inc. *	24	986

Caleres, Inc.	15	303

Cato Corp. (The), Class A	42	522

Chico’s FAS, Inc. (a)	76	257

Children’s Place, Inc. (The) (a)	7	623

Designer Brands, Inc., Class A	31	588

Dick’s Sporting Goods, Inc. (a)	31	1,064

Express, Inc. *	26	71

Five Below, Inc. *	21	2,520

GameStop Corp., Class A	133	726

Genesco, Inc. *	5	195

Group 1 Automotive, Inc. (a)	8	643

Guess?, Inc.	22	352

Haverty Furniture Cos., Inc. (a)	6	101

Hibbett Sports, Inc. * (a)	82	1,487

Lithia Motors, Inc., Class A	26	3,064

MarineMax, Inc. *	9	150

Michaels Cos., Inc. (The) * (a)	38	331

Murphy USA, Inc. *	12	966

Office Depot, Inc.	535	1,102

Rent-A-Center, Inc. *	92	2,461

RH * (a)	7	855

Sally Beauty Holdings, Inc. * (a)	48	642

Signet Jewelers Ltd.	23	417

Tailored Brands, Inc. (a)	17	97

Urban Outfitters, Inc. *	55	1,247

Williams-Sonoma, Inc. (a)	28	1,820

Zumiez, Inc. *	31	809

		29,205

Technology Hardware, Storage & Peripherals — 0.2%

Diebold Nixdorf, Inc. * (a)	32	294

NCR Corp. *	52	1,605

		1,899

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Textiles, Apparel & Luxury Goods — 1.1%

Carter’s, Inc.	17	1,678

Crocs, Inc. *	28	547

Deckers Outdoor Corp. *	23	3,959

Fossil Group, Inc. * (a)	20	230

G-III Apparel Group Ltd. *	16	465

Movado Group, Inc. (a)	6	159

Skechers U.S.A., Inc., Class A *	50	1,560

Steven Madden Ltd.	30	1,020

Wolverine World Wide, Inc. (a)	36	1,000

		10,618

Thrifts & Mortgage Finance — 0.7%

Dime Community Bancshares, Inc.	27	505

LendingTree, Inc. *	3	1,092

Meta Financial Group, Inc. (a)	12	339

New York Community Bancorp, Inc.	97	966

NMI Holdings, Inc., Class A *	25	696

TrustCo Bank Corp.	154	1,221

Walker & Dunlop, Inc.	27	1,421

		6,240

Tobacco — 0.0% (b)

Universal Corp.	8	480

Trading Companies & Distributors — 0.9%

Applied Industrial Technologies, Inc.	14	886

DXP Enterprises, Inc. *	5	178

Kaman Corp.	37	2,338

MSC Industrial Direct Co., Inc., Class A	17	1,255

NOW, Inc. * (a)	120	1,768

Veritiv Corp. *	25	486

Watsco, Inc.	12	1,995

		8,906

Water Utilities — 0.0% (b)

American States Water Co.	1	49

Wireless Telecommunication Services — 0.3%

Spok Holdings, Inc. (a)	32	478

Telephone & Data Systems, Inc. (a)	77	2,329

		2,807

Total Common Stocks (Cost $735,759)		938,636

INVESTMENTS	NO. OF RIGHTS (000)	VALUE ($000)
Rights — 0.0% (b)

Food Products — 0.0% (b)

A. Schulman, Inc., CVR * ‡ (Cost $—)	28	—	(c)

	SHARES (000)
Short-Term Investments — 1.0%

Investment Companies — 1.0%

JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (d) (e) (Cost $9,338)	9,335	9,338

Investment of Cash Collateral From Securities Loaned — 7.6%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (d) (e)	58,006	58,018

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (d) (e)	14,456	14,456

Total Investment of Cash Collateral From Securities Loaned (Cost $72,465)		72,474

Total Investments — 107.5% (Cost $817,562)		1,020,448
Liabilities in Excess of Other Assets — (7.5)%		(71,377)

NET ASSETS — 100.0%		949,071

Percentages indicated are based on net assets.

Abbreviations
CVR	Contingent Value Rights
REIT	Real Estate Investment Trust

(a)	The security or a portion of this security is on loan at June 30, 2019. The total value of securities on loan at June 30, 2019 is approximately $71,143,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Amount rounds to less than one thousand.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN EQUITY FUNDS	23

JPMorgan Market Expansion Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

Futures contracts outstanding as of June 30, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

Russell 2000 E-Mini Index	27	09/2019	USD	2,116	38

S&P Midcap 400 E-Mini Index	32	09/2019	USD	6,249	117

					155

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2019	J.P. MORGAN EQUITY FUNDS	25

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2019

(Amounts in thousands, except per share amounts)

	JPMorgan Equity Index Fund	JPMorgan Market Expansion Enhanced Index Fund
ASSETS:
Investments in non-affiliates, at value	$4,416,428	$938,636
Investments in affiliates, at value	91,268	9,338
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	38,666	72,474
Cash	7	19
Deposits at broker for futures contracts	1,794	378
Receivables:
Fund shares sold	1,805	608
Dividends from non-affiliates	3,655	1,049
Dividends from affiliates	96	1
Securities lending income (See Note 2.C.)	6	10
Variation margin on futures contracts	—	106
Due from adviser	10	—

Total Assets	4,553,735	1,022,619

LIABILITIES:
Payables:
Investment securities purchased	2,223	—
Collateral received on securities loaned (See Note 2.C.)	38,666	72,474
Fund shares redeemed	1,468	748
Variation margin on futures contracts	257	—
Accrued liabilities:
Investment advisory fees	—	126
Administration fees	112	16
Distribution fees	180	49
Service fees	194	38
Custodian and accounting fees	56	18
Other	173	79

Total Liabilities	43,329	73,548

Net Assets	$4,510,406	$949,071

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2019

	JPMorgan Equity Index Fund	JPMorgan Market Expansion Enhanced Index Fund
NET ASSETS:
Paid-in-Capital	$2,821,261	$710,215
Total distributable earnings (loss) (a)	1,689,145	238,856

Total Net Assets	$4,510,406	$949,071

Net Assets:
Class A	$602,186	$129,406
Class C	96,605	29,952
Class I	791,881	264,415
Class R2	—	12,786
Class R6	3,019,734	512,512

Total	$4,510,406	$949,071

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	13,411	13,103
Class C	2,173	3,735
Class I	17,609	26,276
Class R2	—	1,319
Class R6	67,130	51,228

Net Asset Value (b):
Class A — Redemption price per share	$44.90	$9.88
Class C — Offering price per share (c)	44.45	8.02
Class I — Offering and redemption price per share	44.97	10.06
Class R2 — Offering and redemption price per share	—	9.69
Class R6 — Offering and redemption price per share	44.98	10.00
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$47.39	$10.43

Cost of investments in non-affiliates	$2,725,015	$735,759
Cost of investments in affiliates	64,128	9,338
Investment securities on loan, at value (See Note 2.C.)	38,128	71,143
Cost of investment of cash collateral (See Note 2.C.)	38,663	72,465

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 9.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN EQUITY FUNDS	27

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2019

(Amounts in thousands)

	JPMorgan Equity Index Fund	JPMorgan Market Expansion Enhanced Index Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$44	$24
Interest income from affiliates	— (a)	— (a)
Dividend income from non-affiliates	82,386	15,140
Dividend income from affiliates	2,662	534
Income from securities lending (net) (See Note 2.C.)	169	94

Total investment income	85,261	15,792

EXPENSES:
Investment advisory fees	1,590	2,491
Administration fees	3,095	779
Distribution fees:
Class A	1,477	361
Class C	656	246
Class R2	—	68
Service fees:
Class A	1,477	361
Class C	219	82
Class I	1,807	1,225
Class R2	—	34
Custodian and accounting fees	133	55
Interest expense to affiliates	— (a)	—
Professional fees	95	69
Trustees’ and Chief Compliance Officer’s fees	40	29
Printing and mailing costs	74	77
Registration and filing fees	22	97
Transfer agency fees (See Note 2.F.)	229	74
Other	79	25

Total expenses	10,993	6,073

Less fees waived	(4,880)	(2,264)
Less expense reimbursements	(23)	(5)

Net expenses	6,090	3,804

Net investment income (loss)	79,171	11,988

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(9,536)	61,168
Investments in affiliates	(377)	— (a)
Futures contracts	9,216	(1,106)

Net realized gain (loss)	(697)	60,062

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	291,923	(114,583)
Investments in affiliates	3,646	9
Futures contracts	1,299	646

Change in net unrealized appreciation/depreciation	296,868	(113,928)

Net realized/unrealized gains (losses)	296,171	(53,866)

Change in net assets resulting from operations	$375,342	$(41,878)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2019

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Equity Index Fund		JPMorgan Market Expansion Enhanced Index Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$79,171	$45,156	$11,988	$10,710
Net realized gain (loss)	(697)	18,176	60,062	121,342
Change in net unrealized appreciation/depreciation	296,868	219,935	(113,928)	7,334

Change in net assets resulting from operations	375,342	283,267	(41,878)	139,386

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(10,894)	(13,649)	(17,379)	(18,400)
Class C	(1,200)	(1,369)	(4,564)	(4,269)
Class I	(15,256)	(16,991)	(38,817)	(88,099)
Class R2	—	—	(1,606)	(2,700)
Class R6 (b)	(59,940)	(40,149)	(57,201)	—

Total distributions to shareholders	(87,290)	(72,158)	(119,567)	(113,468)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	856,598	1,405,217	24,718	48,732

NET ASSETS:
Change in net assets	1,144,650	1,616,326	(136,727)	74,650
Beginning of period	3,365,756	1,749,430	1,085,798	1,011,148

End of period	$4,510,406	$3,365,756	$949,071	$1,085,798

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 9. Prior period balances were as follows:

	JPMorgan Equity Index Fund	JPMorgan Market Expansion Enhanced Index Fund
Class A
From net investment income	$ (7,918)	$ (1,158)
From net realized gains	(5,731)	(17,242)
Class C
From net investment income	(621)	(155)
From net realized gains	(748)	(4,114)
Class I
From net investment income	(10,804)	(6,791)
From net realized gains	(6,187)	(81,308)
Class R2
From net investment income	—	(136)
From net realized gains	—	(2,564)
Class R6
From net investment income	(25,086)	—
From net realized gains	(15,063)	—

(b)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Market Expansion Enhanced Index Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN EQUITY FUNDS	29

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Equity Index Fund		JPMorgan Market Expansion Enhanced Index Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$104,926	$76,579	$28,741	$45,244
Distributions reinvested	10,738	13,481	15,789	16,959
Cost of shares redeemed	(150,518)	(143,780)	(62,068)	(57,263)

Change in net assets resulting from Class A capital transactions	$(34,854)	$(53,720)	$(17,538)	$4,940

Class C
Proceeds from shares issued	$39,258	$16,727	$9,837	$10,500
Distributions reinvested	886	1,051	4,419	4,116
Cost of shares redeemed	(30,024)	(37,994)	(14,664)	(15,808)

Change in net assets resulting from Class C capital transactions	$10,120	$(20,216)	$(408)	$(1,192)

Class I
Proceeds from shares issued	$373,010	$169,466	$135,987	$170,059
Distributions reinvested	14,608	15,815	34,494	84,229
Cost of shares redeemed	(340,701)	(310,723)	(683,948)	(200,340)

Change in net assets resulting from Class I capital transactions	$46,917	$(125,442)	$(513,467)	$53,948

Class R2
Proceeds from shares issued	$—	$—	$5,659	$10,299
Distributions reinvested	—	—	1,476	2,524
Cost of shares redeemed	—	—	(5,678)	(21,787)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$1,457	$(8,964)

Class R6 (a)
Proceeds from shares issued	$1,219,905	$1,919,175	$516,387	$—
Subscriptions in-kind (See Note 8)	—	67,453	—	—
Distributions reinvested	59,271	40,148	57,201	—
Cost of shares redeemed	(444,761)	(422,181)	(18,914)	—

Change in net assets resulting from Class R6 capital transactions	$834,415	$1,604,595	$554,674	$—

Total change in net assets resulting from capital transactions	$856,598	$1,405,217	$24,718	$48,732

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Market Expansion Enhanced Index Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2019

	JPMorgan Equity Index Fund		JPMorgan Market Expansion Enhanced Index Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	2,516	1,894	2,791	3,866
Reinvested	257	333	1,719	1,498
Redeemed	(3,539)	(3,573)	(5,982)	(4,922)

Change in Class A Shares	(766)	(1,346)	(1,472)	442

Class C
Issued	964	418	1,183	1,064
Reinvested	22	26	591	434
Redeemed	(718)	(958)	(1,763)	(1,583)

Change in Class C Shares	268	(514)	11	(85)

Class I
Issued	8,890	4,144	13,208	14,517
Reinvested	349	391	3,691	7,337
Redeemed	(8,135)	(7,802)	(63,152)	(16,932)

Change in Class I Shares	1,104	(3,267)	(46,253)	4,922

Class R2
Issued	—	—	530	898
Reinvested	—	—	164	227
Redeemed	—	—	(548)	(1,950)

Change in Class R2 Shares	—	—	146	(825)

Class R6 (a)
Issued	27,981	46,560	47,015	—
Subscriptions in-kind (See Note 8)	—	1,764	—	—
Reinvested	1,409	986	6,146	—
Redeemed	(10,460)	(10,158)	(1,933)	—

Change in Class R6 Shares	18,930	39,152	51,228	—

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Market Expansion Enhanced Index Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN EQUITY FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Index Fund
Class A
Year Ended June 30, 2019	$41.64	$0.72	$3.33	$4.05	$(0.65)	$(0.14)	$(0.79)
Year Ended June 30, 2018	37.41	0.61	4.54	5.15	(0.54)	(0.38)	(0.92)
Year Ended June 30, 2017	35.36	0.61	5.22	5.83	(0.59)	(3.19)	(3.78)
Year Ended June 30, 2016	41.12	0.71	0.38	1.09	(0.67)	(6.18)	(6.85)
Year Ended June 30, 2015	41.94	0.68	2.11	2.79	(0.66)	(2.95)	(3.61)

Class C
Year Ended June 30, 2019	41.27	0.46	3.30	3.76	(0.44)	(0.14)	(0.58)
Year Ended June 30, 2018	37.08	0.37	4.50	4.87	(0.30)	(0.38)	(0.68)
Year Ended June 30, 2017	35.09	0.36	5.18	5.54	(0.36)	(3.19)	(3.55)
Year Ended June 30, 2016	40.86	0.43	0.38	0.81	(0.40)	(6.18)	(6.58)
Year Ended June 30, 2015	41.72	0.37	2.09	2.46	(0.37)	(2.95)	(3.32)

Class I
Year Ended June 30, 2019	41.68	0.83	3.34	4.17	(0.74)	(0.14)	(0.88)
Year Ended June 30, 2018	37.44	0.72	4.54	5.26	(0.64)	(0.38)	(1.02)
Year Ended June 30, 2017	35.39	0.70	5.22	5.92	(0.68)	(3.19)	(3.87)
Year Ended June 30, 2016	41.14	0.81	0.38	1.19	(0.76)	(6.18)	(6.94)
Year Ended June 30, 2015	41.96	0.79	2.10	2.89	(0.76)	(2.95)	(3.71)

Class R6
Year Ended June 30, 2019	41.68	0.90	3.33	4.23	(0.79)	(0.14)	(0.93)
Year Ended June 30, 2018	37.44	0.76	4.57	5.33	(0.71)	(0.38)	(1.09)
September 1, 2016 (f) through June 30, 2017	36.73	0.58	4.05	4.63	(0.73)	(3.19)	(3.92)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$44.90	9.87%	$602,186	0.45%	1.68%	0.66%	6%
41.64	13.88	590,286	0.45	1.52	0.69	14
37.41	17.35	580,645	0.45	1.67	0.76	21
35.36	3.53	598,815	0.45	1.93	0.94	4
41.12	6.94	689,107	0.45	1.63	0.92	5

44.45	9.23	96,605	1.05	1.10	1.13	6
41.27	13.20	78,613	1.05	0.92	1.15	14
37.08	16.57	89,681	1.11	1.01	1.23	21
35.09	2.76	89,104	1.20	1.19	1.43	4
40.86	6.15	88,842	1.20	0.88	1.41	5

44.97	10.16	791,881	0.20	1.94	0.38	6
41.68	14.18	687,941	0.20	1.78	0.40	14
37.44	17.62	740,340	0.20	1.93	0.48	21
35.39	3.81	819,463	0.20	2.17	0.67	4
41.14	7.19	1,114,957	0.20	1.88	0.66	5

44.98	10.33	3,019,734	0.043	2.11	0.13	6
41.68	14.36	2,008,916	0.042	1.85	0.14	14
37.44	13.49	338,764	0.045	1.93	0.15	21

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN EQUITY FUNDS	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Market Expansion Enhanced Index Fund
Class A
Year Ended June 30, 2019	$11.75	$0.10	$(0.65)	$(0.55)	$(0.09)	$(1.23)	$(1.32)
Year Ended June 30, 2018	11.52	0.10	1.46	1.56	(0.08)	(1.25)	(1.33)
Year Ended June 30, 2017	10.64	0.10	1.92	2.02	(0.08)	(1.06)	(1.14)
Year Ended June 30, 2016	12.98	0.09	(0.21)	(0.12)	(0.08)	(2.14)	(2.22)
Year Ended June 30, 2015	13.85	0.10	0.72	0.82	(0.10)	(1.59)	(1.69)

Class C
Year Ended June 30, 2019	9.83	0.04	(0.56)	(0.52)	(0.06)	(1.23)	(1.29)
Year Ended June 30, 2018	9.85	0.03	1.24	1.27	(0.04)	(1.25)	(1.29)
Year Ended June 30, 2017	9.27	0.03	1.65	1.68	(0.04)	(1.06)	(1.10)
Year Ended June 30, 2016	11.62	0.01	(0.19)	(0.18)	(0.03)	(2.14)	(2.17)
Year Ended June 30, 2015	12.58	0.01	0.65	0.66	(0.03)	(1.59)	(1.62)

Class I
Year Ended June 30, 2019	11.92	0.13	(0.67)	(0.54)	(0.09)	(1.23)	(1.32)
Year Ended June 30, 2018	11.66	0.13	1.48	1.61	(0.10)	(1.25)	(1.35)
Year Ended June 30, 2017	10.75	0.13	1.94	2.07	(0.10)	(1.06)	(1.16)
Year Ended June 30, 2016	13.09	0.12	(0.21)	(0.09)	(0.11)	(2.14)	(2.25)
Year Ended June 30, 2015	13.94	0.13	0.74	0.87	(0.13)	(1.59)	(1.72)

Class R2
Year Ended June 30, 2019	11.56	0.07	(0.65)	(0.58)	(0.06)	(1.23)	(1.29)
Year Ended June 30, 2018	11.36	0.07	1.44	1.51	(0.06)	(1.25)	(1.31)
Year Ended June 30, 2017	10.52	0.07	1.89	1.96	(0.06)	(1.06)	(1.12)
Year Ended June 30, 2016	12.87	0.07	(0.22)	(0.15)	(0.06)	(2.14)	(2.20)
Year Ended June 30, 2015	13.74	0.07	0.72	0.79	(0.07)	(1.59)	(1.66)

Class R6
October 1, 2018 (f) through June 30, 2019	12.08	0.11	(0.82)	(0.71)	(0.14)	(1.23)	(1.37)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$9.88	(3.69)%	$129,406	0.60%	0.98%	0.88%	36%
11.75	14.02	171,304	0.60	0.85	0.88	33
11.52	19.37	162,853	0.62	0.87	0.93	30
10.64	0.22	99,397	0.69	0.81	0.98	39
12.98	6.90	110,138	0.68	0.75	0.92	39

8.02	(4.21)	29,952	1.10	0.49	1.38	36
9.83	13.46	36,618	1.10	0.34	1.38	33
9.85	18.58	37,529	1.17	0.32	1.44	30
9.27	(0.43)	24,343	1.39	0.12	1.52	39
11.62	6.25	23,705	1.38	0.06	1.44	39

10.06	(3.56)	264,415	0.34	1.14	0.61	36
11.92	14.31	864,316	0.35	1.10	0.61	33
11.66	19.66	788,063	0.38	1.13	0.62	30
10.75	0.47	800,082	0.44	1.04	0.63	39
13.09	7.26	1,203,536	0.43	1.00	0.62	39

9.69	(4.11)	12,786	0.93	0.66	1.35	36
11.56	13.79	13,560	0.83	0.61	1.35	33
11.36	19.06	22,703	0.85	0.63	1.29	30
10.52	(0.05)	11,536	0.92	0.60	1.40	39
12.87	6.75	9,946	0.91	0.53	1.26	39

10.00	(4.81)	512,512	0.25	1.51	0.37	36

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN EQUITY FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (each a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan Equity Index Fund	Class A, Class C, Class I and Class R6	Diversified
JPMorgan Market Expansion Enhanced Index Fund	Class A, Class C, Class I, Class R2 and Class R6(1)	Diversified

(1)	Class R6 Shares of the JPMorgan Market Expansion Enhanced Index Fund commenced operations on October 1, 2018.

The investment objective of the JPMorgan Equity Index Fund (“Equity Index Fund”) is to seek investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index.

The investment objective of the JPMorgan Market Expansion Enhanced Index Fund (“Market Expansion Enhanced Index Fund”) is to seek to provide investment results that correspond to or incrementally exceed the total return performance of an index that tracks the performance of the small- and mid-capitalization equity markets.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

36	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2019

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Equity Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,546,362	$—	$—	$4,546,362

Appreciation in Other Financial Instruments
Futures Contracts (a)	$461	$—	$—	$461

Market Expansion Enhanced Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$1,020,448	$—	$—	(c)	$1,020,448

Appreciation in Other Financial Instruments
Futures Contracts (a)	$155	$—	$—		$155

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs.
(b)	All portfolio holdings designated as level 1 and level 3 are disclosed individually on the SOI. Level 3 consists of rights. Please refer to the SOI for industry specifics of portfolio holdings.
(c)	Amount rounds to less than one thousand.

There were no transfers into and out of level 3 for the year ended June 30, 2019.

B. Futures Contracts — The Funds used index futures contracts to gain or reduce exposure to their respective indices, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of

JUNE 30, 2019	J.P. MORGAN EQUITY FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June, 30 2019 (amounts in thousands):

	Equity Index Fund	Market Expansion Enhanced Index Fund
Futures Contracts — Equity:
Average Notional Balance Long	$50,137	$23,868
Ending Notional Balance Long	27,526	8,365

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Securities Lending — Effective October 5, 2018, the Funds became authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the IM Shares of JPMorgan U.S. Government Money Market Fund and the Agency SL Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs. At June 30, 2019, the value of outstanding securities on loan and the value of collateral investments were as follows (amounts in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Total value of Collateral Investments
Equity Index Fund	$38,128	$38,666	$38,666
Market Expansion Enhanced Index Fund	71,143	72,474	72,474

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability.

The following table presents the Funds’ value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of June 30, 2019 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower	Net Amount Due to Counterparty (not less than zero)
Equity Index Fund	$38,128	$(38,128)	$—
Market Expansion Enhanced Index Fund	71,143	(71,143)	—

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

38	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2019

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. JPMIM waived fees associated with the Funds’ investment in JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Equity Index Fund	$8
Market Expansion Enhanced Index Fund	8

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with a fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the tables below are in thousands.

Equity Index Fund

	For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Chase & Co. Shares (a)	$51,166	$14,868	$2,763	$(377)	$3,643	$66,537	595	$1,663		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (b) (c)	—	398,000	368,000	15 *	3	30,018	30,012	774	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (b) (c)	—	437,486	428,838	—	—	8,648	8,648	239	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 2.25% (b) (c)	45,445	691,861	712,575	—	—	24,731	24,731	999		—

Total	$96,611	$1,542,215	$1,512,176	$(362)	$3,646	$129,934		$3,675		$—

Market Expansion Enhanced Index Fund

	For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at June 30, 2019	Shares at June 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (b) (c)	$—	$72,257	$62,919	$—	(d)	$—	(d)	$9,338	9,335	$87		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (b) (c)	—	129,000	71,000	9	*	9		58,018	58,006	860	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (b) (c)	—	180,149	165,693	—		—		14,456	14,456	252	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (b)	31,498	181,864	213,362	—		—		—	—	447		—

Total	$31,498	$563,270	$512,974	$9		$9		$81,812		$1,646		$—

(a)	Investment in affiliate. This security is included in an index in which the Fund, as an index fund, tracks.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2019.
(d)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

JUNE 30, 2019	J.P. MORGAN EQUITY FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2019 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class R2	Class R6	Total
Equity Index Fund
Transfer agency fees	$183	$4	$19	n/a	$23	$229
Market Expansion Enhanced Index Fund
Transfer agency fees	23	5	12	$32	2	74

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2019, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Equity Index Fund generally declares and pays distributions from net investment income quarterly. Market Expansion Enhanced Index Fund generally declares and pays distributions from net investment income annually. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Equity Index Fund	$—	$(398)	$398
Market Expansion Enhanced Index Fund	—	(294)	294

The reclassifications for the Funds relate primarily to non-taxable dividends.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.04% of the Equity Index Fund’s average daily net assets and 0.25% of the Market Expansion Enhanced Index Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. Prior to January 1, 2019, the Administrator received a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2019, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

40	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2019

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Class I and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Equity Index Fund	0.25%	0.75%	n/a
Market Expansion Enhanced Index Fund	0.25	0.75	0.50%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2019, JPMDS retained the following amounts (amounts in thousands):

	Front-End Sales Charge	CDSC
Equity Index Fund	$30	$—	(a)
Market Expansion Enhanced Index Fund	20	—	(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trust, on behalf of the Funds, has entered into Shareholder Servicing Agreements with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to an annual rate of 0.25% of the average daily net assets of each share class.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2		Class R6
Equity Index Fund	0.45%	1.20%	0.20%	n/a		0.045%
Market Expansion Enhanced Index Fund	0.60	1.10	0.35	1.00	%(1)	0.25

(1)

Effective November 1, 2018, the contractual expense limitation increased from 0.83% to 1.00% for Class R2 Shares of the Market Expansion Enhanced Index Fund and will be in place until at least October 31, 2019.

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2019 and are in place until at least October 31, 2019.

For the year ended June 30, 2019, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Equity Index Fund	$1,597	$1,737	$1,451	$4,785	$23
Market Expansion Enhanced Index Fund	1,006	559	644	2,209	5

JUNE 30, 2019	J.P. MORGAN EQUITY FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the respective Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2019 was as follows (amounts in thousands):

Equity Index Fund	$95
Market Expansion Enhanced Index Fund	55

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J. P. Morgan Funds until distribution in accordance with the Plan.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2019, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Equity Index Fund	$1,114,539	$241,772
Market Expansion Enhanced Index Fund	346,539	391,476

During the year ended June 30, 2019, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2019 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Index Fund	$2,871,079	$1,710,849	$35,105	$1,675,744
Market Expansion Enhanced Index Fund	822,209	256,992	58,598	198,394

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended June 30, 2019 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Equity Index Fund	$74,803	$12,487	$87,290
Market Expansion Enhanced Index Fund	19,234	100,333	119,567

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the fiscal year ended June 30, 2018 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Equity Index Fund	$62,098	$10,060	$72,158
Market Expansion Enhanced Index Fund	10,142	103,326	113,468

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

42	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2019

As of June 30, 2019, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Equity Index Fund	$6,379	$9,086	$1,675,744
Market Expansion Enhanced Index Fund	5,658	44,839	198,394

The cumulative timing differences primarily consist of post-October capital loss deferrals and wash sale loss deferrals.

As of June 30, 2019, the Funds did not have any net capital loss carryforwards.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2019, the Funds deferred to July 1, 2019 the following net capital losses of (amounts in thousands):

	Net Capital Losses
	Short-Term	Long-Term
Equity Index Fund	$1,986	$—
Market Expansion Enhanced Index Fund	9,985	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended June 30, 2019.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds had no borrowings outstanding from the Credit Facility at June 30, 2019. Average borrowings from the Credit Facility during the year ended June 30, 2019 were as follows (amounts in thousands, except number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Equity Index Fund	$43,500	3.38%	1	$4

JUNE 30, 2019	J.P. MORGAN EQUITY FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2019, the Funds had individual shareholder and/or omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Equity Index Fund	1	10.5%	1	12.4%
Market Expansion Enhanced Index Fund	3	44.1	—	—

As of June 30, 2019, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Blend Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

	JPMorgan Investor Funds	JPMorgan SmartRetirement Blend Funds
Equity Index Fund	—	42.2%
Market Expansion Enhanced Index Fund	48.8%	—

Significant shareholder transactions by these shareholders may impact each Fund’s performance.

Because the Funds may invest a portion of their assets in REITs, the Funds may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

8. Subscription in-kind

On September 7, 2017, certain shareholders purchased Class R6 Shares of Equity Index Fund. The portfolio securities were received primarily by means of a subscription in-kind in exchange for shares of the Fund. Portfolio securities were transferred as detailed below (amounts in thousands):

Value	Type
$67,453	Subscription in-kind

9. New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) 2018-13 (“ASU 2018-13”) Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Funds’ net assets or results of operation.

In August 2018, the SEC adopted the Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Funds’ net assets or results of operation.

44	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust II and Shareholders of JPMorgan Equity Index Fund and

JPMorgan Market Expansion Enhanced Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Equity Index Fund and JPMorgan Market Expansion Enhanced Index Fund (two of the funds constituting JPMorgan Trust II, hereafter collectively referred to as the “Funds”) as of June 30, 2019, the related statements of operations for the year ended June 30, 2019, the statements of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

August 23, 2019

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

JUNE 30, 2019	J.P. MORGAN EQUITY FUNDS	45

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	134	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	134	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trust since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	134	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, OCIO Board of State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	134	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	134	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	134	None

46	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2019

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	134	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors OCIO Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, Blue Star Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	134	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	134	None

Marilyn McCoy (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	134	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	134	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	134	Trustee, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	134	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

JUNE 30, 2019	J.P. MORGAN EQUITY FUNDS	47

TRUSTEES

(Unaudited) (continued)

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Boards of Trustees serve currently includes eleven registered investment companies (134 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Boards that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Boards have concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

48	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2019

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019)* (formerly Assistant Secretary since 2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015; Associate, Willkie Farr & Gallagher (law firm) from 2007 to 2014.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (2016-2019); Associate, Seward & Kissel LLP (2011-2016).

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

JUNE 30, 2019	J.P. MORGAN EQUITY FUNDS	49

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2019, and continued to hold your shares at the end of the reporting period, June 30, 2019.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Equity Index Fund
Class A
Actual	$1,000.00	$1,182.80	$2.44	0.45%
Hypothetical	1,000.00	1,022.56	2.26	0.45
Class C
Actual	1,000.00	1,179.30	5.62	1.04
Hypothetical	1,000.00	1,019.64	5.21	1.04
Class I
Actual	1,000.00	1,184.20	1.08	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20
Class R6
Actual	1,000.00	1,185.00	0.22	0.04
Hypothetical	1,000.00	1,024.60	0.20	0.04

JPMorgan Market Expansion Enhanced Index Fund
Class A
Actual	1,000.00	1,154.20	3.20	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class C
Actual	1,000.00	1,150.60	5.87	1.10
Hypothetical	1,000.00	1,019.34	5.51	1.10
Class I
Actual	1,000.00	1,155.00	1.87	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
Class R2
Actual	1,000.00	1,150.80	5.33	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class R6
Actual	1,000.00	1,154.70	1.34	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

50	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2019

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2019. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2019. The information necessary to complete your income tax returns for the calendar year ending December 31, 2019 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2019:

Dividends Received Deduction
JPMorgan Equity Index Fund	100.00%
JPMorgan Market Expansion Enhanced Index Fund	58.62

Long-Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2019 (amounts in thousands):

Long-Term Capital Gain Distribution
JPMorgan Equity Index Fund	$12,487
JPMorgan Market Expansion Enhanced Index Fund	100,333

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2019 (amounts in thousands):

Qualified Dividend Income
JPMorgan Equity Index Fund	$74,803
JPMorgan Market Expansion Enhanced Index Fund	11,543

JUNE 30, 2019	J.P. MORGAN EQUITY FUNDS	51

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. June 2019.	AN-INDEX-619

Annual Report

J.P. Morgan Investor Funds

June 30, 2019

JPMorgan Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund

JPMorgan Investor Growth Fund

JPMorgan Investor Growth & Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

July 31, 2019 (Unaudited)

Dear Shareholders,

Even as the pace of growth slowed, the global economic expansion continued and financial markets largely provided positive returns for the twelve months ended June 30, 2019. Central banks in the U.S. and elsewhere moved to support continued economic expansion in 2019, and low interest rates, growth in corporate profits and general investor optimism added further support to both equity and bond markets.

“We believe that a well-diversified portfolio and a patient outlook may best allow investors to benefit from market opportunities presented by the current economic backdrop.” — Andrea L. Lisher

The U.S. economy generally outpaced other developed market nations throughout the twelve month reporting period and the U.S. expansion became the longest on record by the end of June 2019. However, growth in U.S. gross domestic product (GDP) slowed significantly to 2.1% in the second quarter of 2019 from 3.1% in the first quarter. At the same time, the U.S. unemployment rate remained below 4% for all but one month of the reporting period.

After reaching record highs in August and September 2018, U.S. equity prices tumbled sharply in December amid investor concerns about slowing global growth, unresolved U.S.-China trade tensions and expectations for further interest rate increases by the U.S. Federal Reserve (the “Fed”). For the month of December, the S&P 500 Index fell by 9.03%.

By the end of 2018, the Fed indicated it would enact fewer-than-expected interest rate increases in 2019. In January 2019, financial markets began to stabilize and started a rebound that would push equity prices back to record highs at the end of April and again by mid-June. For the twelve month reporting period, the S&P 500 returned 10.42%.

In certain other developed economies, economic growth remained sluggish. The 19-nation euro area experienced a decline in GDP growth from 1.2% in the first quarter of 2019 to 1.1% in the second quarter of 2019. Notably, manufacturing data weakened in 2019. However, unemployment continued to fall throughout the reporting period and the 7.5% euro area jobless rate by the end June 2019 was the lowest since the 2008-09 financial crisis.

In response to slowing economic expansion, the potential for slowing job growth and declining consumer confidence, European Central Bank President Mario Draghi said the bank would loosen monetary policy in the absence of improvement in the economy of the European Union. Meanwhile, the Bank of England held interest rates steady as U.K. GDP growth rebounded to 1.8% in the first quarter of 2019 from 1.4% in the final quarter of 2018. Political uncertainty surrounding negotiations for U.K.’s exit from the European Union continued throughout the reporting period and the inability of Theresa May to win Parliamentary support for her proposed Brexit plan preceded her resignation as prime minister in June. For the twelve month reporting period, the MSCI EAFE Index returned 1.60%.

Following signs of slowing growth, China unveiled a range of policies intended to stimulate domestic demand, including tax cuts, infrastructure spending and measures to support bank lending. However, slowing global demand and an increase in U.S. tariffs on Chinese-made goods continued to weigh on the economy of China as well certain of its trading partners across Asia. During the second half of the reporting period, emerging markets largely benefitted investor appetite for higher yielding assets. While the MSCI Emerging Markets Index returned 1.61% for reporting period, the Bloomberg Barclays Emerging Markets Aggregate Index returned 10.95%.

Subsequent to the end of the reporting period, the Fed cut its benchmark interest rate for the first time in eleven years. The central bank cited slowing global growth and “muted inflation pressures” in its accompanying statement.

We believe that a well-diversified portfolio and a patient outlook may best allow investors to benefit from market opportunities presented by the current economic backdrop. We look forward to managing your investment needs for years to come. Thank you for entrusting J.P. Morgan Asset Management to manage assets on your behalf. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, J.P. Morgan Global Funds

J.P. Morgan Asset Management

JUNE 30, 2019	J.P. MORGAN INVESTOR FUNDS	1

J.P. Morgan Investor Funds

FUND FACTS

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

Fund	Fund Return (With sales charge)*	Fund Return (Without sales charge)*	Bloomberg Barclays U.S. Intermediate Aggregate Index Return (Broad-Based Fixed Income Benchmark)	Russell 3000 Index Return (Broad-Based Equity Benchmark)	Composite Benchmark(1) Return		Fund Net Assets as of June 30, 2019 (in thousands)

JPMorgan Investor Balanced Fund, Class A	0.78%	5.52%	6.73%	8.98%	8.36%	**	$4,781,241

JPMorgan Investor Conservative Growth Fund, Class A	1.07%	5.80%	6.73%	8.98%	7.83%	***	$3,424,336

JPMorgan Investor Growth Fund, Class A	0.22%	4.95%	6.73%	8.98%	8.94%	****	$2,786,074

JPMorgan Investor Growth & Income Fund, Class A	0.71%	5.45%	6.73%	8.98%	8.74%	*****	$2,905,784

Portfolio Composition by Asset Class******

Investor Balanced Fund
Fixed Income	48.1%
U.S. Equity	33.5
International Equity	15.3
Short-Term Investments	1.6
Alternative Assets	1.5

Investor Conservative Growth Fund
Fixed Income	67.8%
U.S. Equity	19.6
International Equity	9.2
Alternative Assets	2.1
Short-Term Investments	1.3

Investor Growth Fund
U.S. Equity	59.9%
International Equity	25.6
Fixed Income	12.0
Short-Term Investments	1.8
Alternative Assets	0.7

Investor Growth & Income Fund
U.S. Equity	46.2%
Fixed Income	32.1
International Equity	19.1
Short-Term Investments	1.5
Alternative Assets	1.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Balanced Fund’s model allocation and consists of the Bloomberg Barclays U.S. Intermediate Aggregate Index (50%) and the Russell 3000 Index (50%).
***	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Conservative Growth Fund’s model allocation and consists of the Bloomberg Barclays U.S. Intermediate Aggregate Index (70%) and the Russell 3000 Index (30%).
****	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Growth Fund’s model allocation and consists of the Russell 3000 Index (90%) and the Bloomberg Barclays U.S. Intermediate Aggregate Index (10%).
*****	The Composite Benchmark is comprised of unmanaged indices that correspond to the Investor Growth & Income Fund’s model allocation and consists of the Russell 3000 Index (70%) and the Bloomberg Barclays U.S. Intermediate Aggregate Index (30%).
******	Percentages indicated are based on total investments as of June 30, 2019. The Funds’ portfolio composition is subject to change.
(1)	On July 1, 2019, the MSCI Europe, Australasia, Far East Index replaced the composite benchmarks of each of the Investor Funds.

2	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2019

J.P. Morgan Investor Funds

FUNDS COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan Investor Balanced Fund seeks high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities.

The JPMorgan Investor Conservative Growth Fund seeks income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.

The JPMorgan Investor Growth Fund seeks long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

The JPMorgan Investor Growth & Income Fund seeks long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

HOW DID THE MARKET PERFORM?

Global equity prices rebounded from two sharp sell-offs and U.S. equity largely outperformed both developed and emerging markets equity during the reporting period.

Growth in corporate profits, low interest rates and the continued growth in the global economy bolstered financial markets throughout the reporting period. However, investor concerns about the direction of U.S. interest rates, rising trade tensions and signs of slowing economic activity in China and Europe helped fuel significant market downturns in late 2018 and again in May 2019.

Leading equity indexes plummeted in the second half of December 2018 amid slowing global economic growth, unresolved U.S.-China trade tensions and investor concerns over rising interest rates.

However, financial market volatility stabilized in January and U.S. equity prices rebounded over the next few months and returned to record high levels by mid-April 2019. Global equity markets slumped in May 2019 and leading indexes in the U.S. and Asian developed markets as well as emerging markets dropping by more than 6%. However, global equity prices rebounded again in June.

Within U.S. equity, large cap and mid cap stocks generally outperformed small cap stocks and growth stocks continued to outperform value stocks.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

In accordance with their model allocations, each of the JPMorgan Investor Funds (the “Investor Funds”) allocated its assets among fixed income, equity and alternative investments.

For the twelve months ended June 30, 2019, each of the Investor Funds’ Class A shares underperformed the Bloomberg Barclays U.S. Intermediate Aggregate Index, the Investor Funds’ broad-based fixed income benchmark, mainly due to the Investor Funds’ exposure to international equity, which largely underperformed U.S. fixed income markets.

Each of the Investor Funds’ Class A shares also underperformed the Russell 3000 Index, the Investor Funds’ broad-based equity benchmark, mainly due to the Investor Funds’ allocation to international equity, which underperformed U.S. equity.

Each Investor Fund’s performance is also compared to composite benchmarks, which comprise different percentages of the Investor Funds’ broad-based fixed income and broad-based equity benchmarks. These composite benchmarks correspond to each Investor Fund’s target allocation. All of the Investor Funds underperformed their respective composite benchmarks, mainly due the Investor Funds’ exposure to international equity.

HOW WERE THE FUNDS POSITIONED?

Each Investor Fund invested in underlying JPMorgan Funds (“Underlying Funds”). The Underlying Funds invest in fixed income securities, equities and other alternative fixed income and equity strategies, such as below investment grade, high yield bonds, commodities, equity long/short and market-neutral strategies. Among equities, the Underlying Funds in which the Investor Funds invested were allocated among large-cap, mid-cap, small-cap and international stocks. The Investor Funds’ portfolio managers made investments for each Investor Fund based on an evaluation of three components: Underlying Fund selection, tactical asset allocation and strategic asset allocation. The portfolio managers determined the strategic weight for each asset class in the Investor Funds by making investments that they believed would perform well over the long term and maintaining a level of volatility similar to that of each Investor Fund’s composite benchmark.

During the reporting period, the Investor Funds’ portfolio managers — through their investments in Underlying Funds — decreased their allocation to credit (high yield debt and leveraged loans) and continued to reduce their allocation to U.S. equity. The managers maintained their relative overweight to international equities due to expectations that pressure from the interest rate environment would abate and international equities, particularly emerging markets, would benefit.

*	The adviser seeks to achieve each Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2019	J.P. MORGAN INVESTOR FUNDS	3

JPMorgan Investor Balanced Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge*		0.78%	4.05%	7.39%
Without Sales Charge		5.52	5.01	7.89
CLASS C SHARES	July 1, 1997
With CDSC**		3.89	4.43	7.30
Without CDSC		4.89	4.43	7.30
CLASS I SHARES	December 10, 1996	5.71	5.27	8.15
CLASS R6 SHARES	July 31, 2017	5.96	5.33	8.18

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Balanced Fund, the Bloomberg Barclays U.S. Intermediate Aggregate Index, the Russell 3000 Index, the Investor Balanced Composite Benchmark and the Lipper Mixed-Asset Target Allocation Moderate Funds Index from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Investor Balanced Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Moderate Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Investor Balanced Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Bloomberg Barclays U.S. Intermediate Aggregate Index (50%) and the Russell 3000 Index (50%). The Lipper Mixed-Asset Target Allocation Moderate Funds Index consists of funds that by portfolio practice maintain a mix of between 40% to 60% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2019

JPMorgan Investor Conservative Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge*		1.07%	2.90%	5.59%
Without Sales Charge		5.80	3.85	6.08
CLASS C SHARES	July 1, 1997
With CDSC**		4.24	3.28	5.52
Without CDSC		5.24	3.28	5.52
CLASS I SHARES	December 10, 1996	6.03	4.11	6.35
CLASS R6 SHARES	July 31, 2017	6.19	4.14	6.37

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Conservative Growth Fund, the Bloomberg Barclays U.S. Intermediate Aggregate Index, the Russell 3000 Index, the Investor Conservative Growth Composite Benchmark, and the Lipper Mixed-Asset Target Allocation Conservative Funds Index from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Investor Conservative Growth Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Conservative Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The

Bloomberg Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Investor Conservative Growth Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Bloomberg Barclays U.S. Intermediate Aggregate Index (70%) and the Russell 3000 Index (30%). The Lipper Mixed-Asset Target Allocation Conservative Funds Index consists of funds that by portfolio practice maintain a mix of between 20% to 40% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2019	J.P. MORGAN INVESTOR FUNDS	5

JPMorgan Investor Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge*		0.22%	6.18%	10.76%
Without Sales Charge		4.95	7.16	11.27
CLASS C SHARES	July 1, 1997
With CDSC**		3.31	6.57	10.65
Without CDSC		4.31	6.57	10.65
CLASS I SHARES	December 10, 1996	5.18	7.44	11.55
CLASS R6 SHARES	July 31, 2017	5.35	7.47	11.56

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Growth Fund, the Bloomberg Barclays U.S. Intermediate Aggregate Index, the Russell 3000 Index, the Investor Growth Composite Benchmark and the Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Index from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Investor Growth Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg

Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Investor Growth Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Bloomberg Barclays U.S. Intermediate Aggregate Index (10%) and the Russell 3000 Index (90%). The Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Index consists of funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2019

JPMorgan Investor Growth & Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge*		0.71%	5.01%	9.05%
Without Sales Charge		5.45	5.99	9.55
CLASS C SHARES	July 1, 1997
With CDSC**		3.78	5.41	8.95
Without CDSC		4.78	5.41	8.95
CLASS I SHARES	December 10, 1996	5.62	6.26	9.83
CLASS R6 SHARES	July 31, 2017	5.85	6.30	9.85

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Growth & Income Fund, the Bloomberg Barclays U.S. Intermediate Aggregate Index, the Russell 3000 Index, the Investor Growth & Income Composite Benchmark and the Lipper Mixed-Asset Target Allocation Growth Funds Index from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the Investor Growth & Income Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Growth Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays U.S.

Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Investor Growth & Income Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the Bloomberg Barclays U.S. Intermediate Aggregate Index (30%) and the Russell 3000 Index (70%). The Lipper Mixed-Asset Target Allocation Growth Funds Index consists of funds that by portfolio practice maintain a mix of between 60% to 80% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2019	J.P. MORGAN INVESTOR FUNDS	7

JPMorgan Investor Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 98.5%

Alternative Assets — 1.5%

JPMorgan Systematic Alpha Fund Class R6 Shares * (a)	5,142	72,859

Fixed Income — 48.1%

JPMorgan Core Bond Fund Class R6 Shares (a)	86,706	1,022,269

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	58,755	494,130

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	5,905	48,363

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	10,844	99,110

JPMorgan High Yield Fund Class R6 Shares (a)	19,929	144,086

JPMorgan Income Fund Class R6 Shares (a)	9,013	86,074

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	6,822	69,859

JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	20,258	204,605

JPMorgan Strategic Income Opportunities Fund Class R6 Shares (a)	7,650	88,125

JPMorgan Unconstrained Debt Fund Class R6 Shares (a)	4,268	42,039

Total Fixed Income		2,298,660

International Equity — 15.3%

JPMorgan Emerging Economies Fund Class R6 Shares (a)	5,616	72,339

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	3,410	103,229

JPMorgan Europe Dynamic Fund Class R6 Shares (a)	3,364	83,133

JPMorgan Global Research Enhanced Index Fund Class R6 Shares (a)	7,669	165,104

JPMorgan International Equity Fund Class R6 Shares (a)	3,325	57,620

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	14,139	250,550

Total International Equity		731,975

U.S. Equity — 33.6%

JPMorgan Equity Income Fund Class R6 Shares (a)	5,655	102,579

JPMorgan Intrepid America Fund Class R6 Shares (a)	8,231	305,956

JPMorgan Intrepid Growth Fund Class R6 Shares (a)	2,866	162,805

JPMorgan Large Cap Growth Fund Class R6 Shares (a)	3,570	156,297

JPMorgan Large Cap Value Fund Class R6 Shares (a)	7,926	110,175

INVESTMENTS	SHARES (000)	VALUE ($000)

U.S. Equity — continued

JPMorgan Market Expansion Enhanced Index Fund Class R6 Shares (a)	15,781	157,807

JPMorgan Mid Cap Growth Fund Class R6 Shares * (a)	1,067	41,715

JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,924	48,829

JPMorgan U.S. Equity Fund Class R6 Shares (a)	26,282	419,721

JPMorgan Value Advantage Fund Class R6 Shares (a)	2,774	98,936

Total U.S. Equity		1,604,820

Total Investment Companies (Cost $3,882,962)		4,708,314

Short-Term Investments — 1.6%

Investment Companies — 1.6%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (b) (Cost $75,914)	75,914	75,914

Total Investments — 100.1% (Cost $3,958,876)		4,784,228
Liabilities in Excess of Other Assets — (0.1)%		(2,987)

NET ASSETS — 100.0%		4,781,241

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2019

JPMorgan Investor Conservative Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 98.7%

Alternative Assets — 2.1%

JPMorgan Systematic Alpha Fund Class R6 Shares * (a)	5,014	71,049

Fixed Income — 67.8%

JPMorgan Core Bond Fund Class R6 Shares (a)	90,217	1,063,660

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	53,419	449,252

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	4,374	35,823

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	8,674	79,278

JPMorgan Government Bond Fund Class R6 Shares (a)	3,530	37,739

JPMorgan High Yield Fund Class R6 Shares (a)	13,893	100,446

JPMorgan Income Fund Class R6 Shares (a)	10,922	104,309

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	6,110	62,568

JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	28,639	289,258

JPMorgan Strategic Income Opportunities Fund Class R6 Shares (a)	5,629	64,851

JPMorgan Unconstrained Debt Fund Class R6 Shares (a)	3,424	33,730

Total Fixed Income		2,320,914

International Equity — 9.2%

JPMorgan Emerging Economies Fund Class R6 Shares (a)	3,145	40,505

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	1,726	52,237

JPMorgan Europe Dynamic Fund Class R6 Shares (a)	1,021	25,239

JPMorgan Global Research Enhanced Index Fund Class R6 Shares (a)	2,151	46,301

JPMorgan International Equity Fund Class R6 Shares (a)	1,568	27,175

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	7,069	125,255

Total International Equity		316,712

U.S. Equity — 19.6%

JPMorgan Equity Income Fund Class R6 Shares (a)	3,138	56,914

JPMorgan Intrepid America Fund Class R6 Shares (a)	4,197	156,000

JPMorgan Intrepid Growth Fund Class R6 Shares (a)	1,439	81,748

JPMorgan Large Cap Growth Fund Class R6 Shares (a)	986	43,152

INVESTMENTS	SHARES (000)	VALUE ($000)

U.S. Equity — continued

JPMorgan Large Cap Value Fund Class R6 Shares (a)	1,487	20,665

JPMorgan Market Expansion Enhanced Index Fund Class R6 Shares (a)	4,492	44,919

JPMorgan Mid Cap Growth Fund Class R6 Shares * (a)	876	34,234

JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,095	27,792

JPMorgan U.S. Equity Fund Class R6 Shares (a)	9,600	153,308

JPMorgan Value Advantage Fund Class R6 Shares (a)	1,488	53,069

Total U.S. Equity		671,801

Total Investment Companies (Cost $2,957,181)		3,380,476

Short-Term Investments — 1.3%

Investment Companies — 1.3%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (b) (Cost $43,626)	43,626	43,626

Total Investments — 100.0% (Cost $3,000,807)		3,424,102
Other Assets Less Liabilities — 0.0% (c)		234

NET ASSETS — 100.0%		3,424,336

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2019.
(c)	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN INVESTOR FUNDS	9

JPMorgan Investor Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 98.2%

Alternative Assets — 0.7%

JPMorgan Systematic Alpha Fund Class R6 Shares * (a)	1,395	19,762

Fixed Income — 12.0%

JPMorgan Core Bond Fund Class R6 Shares (a)	18,917	223,027

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	4,240	35,663

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,585	12,981

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	1,471	13,449

JPMorgan High Yield Fund Class R6 Shares (a)	6,877	49,717

Total Fixed Income		334,837

International Equity — 25.6%

JPMorgan Emerging Economies Fund Class R6 Shares (a)	4,633	59,679

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	2,468	74,707

JPMorgan Europe Dynamic Fund Class R6 Shares (a)	3,430	84,747

JPMorgan Global Research Enhanced Index Fund Class R6 Shares (a)	4,127	88,852

JPMorgan International Equity Fund Class R6 Shares (a)	6,956	120,554

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	11,033	195,505

JPMorgan International Unconstrained Equity Fund Class R6 Shares (a)	4,130	87,466

Total International Equity		711,510

U.S. Equity — 59.9%

JPMorgan Equity Income Fund Class R6 Shares (a)	3,038	55,107

JPMorgan Intrepid America Fund Class R6 Shares (a)	8,208	305,094

JPMorgan Intrepid Growth Fund Class R6 Shares (a)	2,455	139,445

JPMorgan Large Cap Growth Fund Class R6 Shares (a)	5,684	248,829

JPMorgan Large Cap Value Fund Class R6 Shares (a)	18,404	255,817

JPMorgan Market Expansion Enhanced Index Fund Class R6 Shares (a)	15,115	151,149

JPMorgan Mid Cap Growth Fund Class R6 Shares * (a)	1,108	43,329

JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,719	43,641

JPMorgan U.S. Equity Fund Class R6 Shares (a)	23,256	371,400

INVESTMENTS	SHARES (000)	VALUE ($000)

U.S. Equity — continued

JPMorgan Value Advantage Fund Class R6 Shares (a)	1,536	54,788

Total U.S. Equity		1,668,599

Total Investment Companies (Cost $2,017,420)		2,734,708

Short-Term Investments — 1.8%

Investment Companies — 1.8%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (b) (Cost $51,367)	51,367	51,367

Total Investments — 100.0% (Cost $2,068,787)		2,786,075
Liabilities in Excess of Other Assets — 0.0% (c)		(1)

NET ASSETS — 100.0%		2,786,074

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2019.
(c)	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2019

JPMorgan Investor Growth & Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 98.5%

Alternative Assets — 1.1%

JPMorgan Systematic Alpha Fund Class R6 Shares * (a)	2,339	33,150

Fixed Income — 32.1%

JPMorgan Core Bond Fund Class R6 Shares (a)	39,336	463,773

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	22,507	189,282

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,737	14,230

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	4,900	44,786

JPMorgan High Yield Fund Class R6 Shares (a)	11,429	82,635

JPMorgan Income Fund Class R6 Shares (a)	3,081	29,419

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	3,762	38,526

JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	4,284	43,271

JPMorgan Strategic Income Opportunities Fund Class R6 Shares (a)	2,291	26,387

Total Fixed Income		932,309

International Equity — 19.1%

JPMorgan Emerging Economies Fund Class R6 Shares (a)	4,003	51,555

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	2,227	67,416

JPMorgan Europe Dynamic Fund Class R6 Shares (a)	2,748	67,904

JPMorgan Global Research Enhanced Index Fund Class R6 Shares (a)	5,303	114,167

JPMorgan International Equity Fund Class R6 Shares (a)	3,428	59,410

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	8,620	152,749

JPMorgan International Unconstrained Equity Fund Class R6 Shares (a)	1,983	41,989

Total International Equity		555,190

U.S. Equity — 46.2%

JPMorgan Equity Income Fund Class R6 Shares (a)	3,319	60,205

JPMorgan Intrepid America Fund Class R6 Shares (a)	7,580	281,749

JPMorgan Intrepid Growth Fund Class R6 Shares (a)	1,584	89,987

JPMorgan Large Cap Growth Fund Class R6 Shares (a)	4,601	201,436

JPMorgan Large Cap Value Fund Class R6 Shares (a)	10,970	152,478

JPMorgan Market Expansion Enhanced Index Fund Class R6 Shares (a)	10,949	109,487

INVESTMENTS	SHARES (000)	VALUE ($000)

U.S. Equity — continued

JPMorgan Mid Cap Growth Fund Class R6 Shares * (a)	1,004	39,253

JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,861	47,232

JPMorgan U.S. Equity Fund Class R6 Shares (a)	18,927	302,258

JPMorgan Value Advantage Fund Class R6 Shares (a)	1,630	58,138

Total U.S. Equity		1,342,223

Total Investment Companies (Cost $2,175,035)		2,862,872

Short-Term Investments — 1.5%

Investment Companies — 1.5%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (b) (Cost $42,608)	42,608	42,608

Total Investments — 100.0% (Cost $2,217,643)		2,905,480
Other Assets Less Liabilities — 0.0% (c)		304

NET ASSETS — 100.0%		2,905,784

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2019.
(c)	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN INVESTOR FUNDS	11

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2019

(Amounts in thousands, except per share amounts)

	JPMorgan Investor Balanced Fund		JPMorgan Investor Conservative Growth Fund	JPMorgan Investor Growth Fund	JPMorgan Investor Growth & Income Fund
ASSETS:
Investments in affiliates, at value	$4,784,228		$3,424,102	$2,786,075	$2,905,480
Cash	—		—	95	—
Receivables:
Investment securities sold	—		5,127	1,385	1,446
Fund shares sold	4,111		3,497	3,054	4,841
Dividends from affiliates	374		450	3	129

Total Assets	4,788,713		3,433,176	2,790,612	2,911,896

LIABILITIES:
Payables:
Due to custodian	257		374	—	42
Distributions	76		23	27	57
Investment securities purchased	—		3,418	1,385	1,446
Fund shares redeemed	4,726		2,960	1,679	3,067
Accrued liabilities:
Investment advisory fees	187		134	106	112
Distribution fees	1,163		1,124	545	636
Service fees	790		597	434	464
Custodian and accounting fees	8		8	8	8
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	—	—
Other	265		202	354	280

Total Liabilities	7,472		8,840	4,538	6,112

Net Assets	$4,781,241		$3,424,336	$2,786,074	$2,905,784

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2019

	JPMorgan Investor Balanced Fund	JPMorgan Investor Conservative Growth Fund	JPMorgan Investor Growth Fund	JPMorgan Investor Growth & Income Fund
NET ASSETS:
Paid-in-Capital	$3,885,172	$2,971,169	$1,992,386	$2,189,341
Total distributable earnings (loss) (a)	896,069	453,167	793,688	716,443

Total Net Assets	$4,781,241	$3,424,336	$2,786,074	$2,905,784

Net Assets:
Class A	$3,458,135	$2,170,888	$2,129,765	$2,430,409
Class C	758,346	1,113,797	191,971	237,376
Class I	478,250	138,655	454,039	224,050
Class R6	86,510	996	10,299	13,949

Total	$4,781,241	$3,424,336	$2,786,074	$2,905,784

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	230,614	172,539	105,670	143,493
Class C	51,435	88,963	10,281	14,464
Class I	31,834	10,953	22,022	13,463
Class R6	5,761	78	500	838

Net Asset Value (b):
Class A — Redemption price per share	$15.00	$12.58	$20.15	$16.94
Class C — Offering price per share (c)	14.74	12.52	18.67	16.41
Class I — Offering and redemption price per share	15.02	12.66	20.62	16.64
Class R6 — Offering and redemption price per share	15.02	12.65	20.61	16.64
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.71	$13.17	$21.10	$17.74

Cost of investments in affiliates	$3,958,876	$3,000,807	$2,068,787	$2,217,643

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN INVESTOR FUNDS	13

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2019

(Amounts in thousands)

	JPMorgan Investor Balanced Fund	JPMorgan Investor Conservative Growth Fund		JPMorgan Investor Growth Fund	JPMorgan Investor Growth & Income Fund
INVESTMENT INCOME:
Dividend income from affiliates	$116,766	$93,574		$49,210	$61,664

EXPENSES:
Investment advisory fees	2,338	1,689		1,329	1,407
Administration fees	1,372	1,048		856	900
Distribution fees:
Class A	8,373	5,261		5,040	5,834
Class C	5,763	8,523		1,465	1,839
Service fees:
Class A	8,373	5,261		5,040	5,834
Class C	1,921	2,841		488	613
Class I	1,182	340		1,094	573
Custodian and accounting fees	23	22		22	22
Professional fees	75	62		53	55
Trustees’ and Chief Compliance Officer’s fees	43	38		35	36
Printing and mailing costs	296	200		289	262
Registration and filing fees	164	156		163	129
Transfer agency fees (See Note 2.D.)	292	180		438	331
Other	77	56		46	49

Total expenses	30,292	25,677		16,358	17,884

Less fees waived	(3,263)	(2,090)		(2,600)	(2,507)
Less expense reimbursements	—	—	(a)	— (a)	—

Net expenses	27,029	23,587		13,758	15,377

Net investment income (loss)	89,737	69,987		35,452	46,287

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on investments in affiliates	37,713	10,717		14,651	18,602
Distributions of capital gains received from investment company affiliates	173,212	72,093		164,537	139,926
Change in net unrealized appreciation/depreciation of investments in affiliates	(54,707)	28,942		(85,789)	(58,395)

Net realized/unrealized gains (losses)	156,218	111,752		93,399	100,133

Change in net assets resulting from operations	$245,955	$181,739		$128,851	$146,420

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2019

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Investor Balanced Fund		JPMorgan Investor Conservative Growth Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$89,737	$71,739	$69,987	$60,122
Net realized gain (loss) on investments in affiliates	37,713	127,340	10,717	69,443
Distributions of capital gains received from investment company affiliates	173,212	126,064	72,093	52,204
Change in net unrealized appreciation/depreciation of investments in affiliates	(54,707)	(23,178)	28,942	(49,947)

Change in net assets resulting from operations	245,955	301,965	181,739	131,822

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(232,243)	(236,178)	(119,285)	(118,112)
Class C	(50,570)	(48,722)	(58,906)	(58,140)
Class I	(34,408)	(31,225)	(8,011)	(7,467)
Class R6 (b)	(6,281)	(2,514)	(56)	(3)
Class T (c)	—	(1)	—	(1)

Total distributions to shareholders	(323,502)	(318,640)	(186,258)	(183,723)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	74,192	(170,845)	(70,867)	(239,055)

NET ASSETS:
Change in net assets	(3,355)	(187,520)	(75,386)	(290,956)
Beginning of period	4,784,596	4,972,116	3,499,722	3,790,678

End of period	$4,781,241	$4,784,596	$3,424,336	$3,499,722

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan Investor Balanced Fund	JPMorgan Investor Conservative Growth Fund
Class A
From net investment income	$(67,929)	$(45,491)
From net realized gains	(168,249)	(72,621)
Class C
From net investment income	(11,192)	(18,781)
From net realized gains	(37,530)	(39,359)
Class I
From net investment income	(10,115)	(3,123)
From net realized gains	(21,110)	(4,344)
Class R6 (b)
From net investment income	(1,006)	(2)
From net realized gains	(1,508)	(1)
Class T (c)
From net investment income	— (d)	— (d)
From net realized gains	(1)	(1)

(b)	Commencement of offering of class of shares effective July 31, 2017.
(c)	Class T Shares had no assets from the close of business on June 5, 2018.
(d)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN INVESTOR FUNDS	15

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Investor Growth Fund		JPMorgan Investor Growth & Income Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$35,452	$23,106	$46,287	$35,745
Net realized gain (loss) on investments in affiliates	14,651	48,795	18,602	90,932
Distributions of capital gains received from investment company affiliates	164,537	134,010	139,926	115,297
Change in net unrealized appreciation/depreciation of investments in affiliates	(85,789)	70,222	(58,395)	7,425

Change in net assets resulting from operations	128,851	276,133	146,420	249,399

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(144,207)	(173,357)	(172,898)	(197,243)
Class C	(14,542)	(17,453)	(17,650)	(20,021)
Class I	(31,959)	(32,701)	(18,084)	(20,236)
Class R6 (b)	(635)	(605)	(131)	(16)
Class T (c)	—	(2)	—	(1)

Total distributions to shareholders	(191,343)	(224,118)	(208,763)	(237,517)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	146,730	91,735	78,414	(94,761)

NET ASSETS:
Change in net assets	84,238	143,750	16,071	(82,879)
Beginning of period	2,701,836	2,558,086	2,889,713	2,972,592

End of period	$2,786,074	$2,701,836	$2,905,784	$2,889,713

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan Investor Growth Fund	JPMorgan Investor Growth & Income Fund
Class A
From net investment income	$(37,031)	$(46,325)
From net realized gains	(136,326)	(150,918)
Class C
From net investment income	(3,343)	(3,589)
From net realized gains	(14,110)	(16,432)
Class I
From net investment income	(7,867)	(5,266)
From net realized gains	(24,834)	(14,970)
Class R6 (b)
From net investment income	(154)	(6)
From net realized gains	(451)	(10)
Class T (c)
From net investment income	(1)	— (d)
From net realized gains	(1)	(1)

(b)	Commencement of offering of class of shares effective July 31, 2017.
(c)	Class T Shares had no assets from the close of business on June 5, 2018.
(d)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2019

	JPMorgan Investor Balanced Fund		JPMorgan Investor Conservative Growth Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$419,952	$460,817	$294,066	$442,260
Distributions reinvested	231,262	235,227	118,802	117,679
Cost of shares redeemed	(575,307)	(672,859)	(414,742)	(429,357)

Change in net assets resulting from Class A capital transactions	$75,907	$23,185	$(1,874)	$130,582

Class C
Proceeds from shares issued	$129,028	$138,371	$143,401	$171,728
Distributions reinvested	50,322	48,466	58,642	57,915
Cost of shares redeemed	(197,314)	(472,053)	(273,784)	(602,825)

Change in net assets resulting from Class C capital transactions	$(17,964)	$(285,216)	$(71,741)	$(373,182)

Class I
Proceeds from shares issued	$106,093	$108,433	$31,399	$32,920
Distributions reinvested	34,018	29,635	7,805	6,927
Cost of shares redeemed	(126,231)	(135,249)	(37,283)	(36,461)

Change in net assets resulting from Class I capital transactions	$13,880	$2,819	$1,921	$3,386

Class R6 (a)
Proceeds from shares issued	$434	$86,464	$825	$177
Distributions reinvested	6,281	2,513	56	2
Cost of shares redeemed	(4,346)	(590)	(54)	— (b)

Change in net assets resulting from Class R6 capital transactions	$2,369	$88,387	$827	$179

Class T (c)
Distributions reinvested	—	1	—	1
Cost of shares redeemed	—	(21)	—	(21)

Change in net assets resulting from Class T capital transactions	$—	$(20)	$—	$(20)

Total change in net assets resulting from capital transactions	$74,192	$(170,845)	$(70,867)	$(239,055)

(a)	Commencement of offering of class of shares effective July 31, 2017.
(b)	Amount rounds to less than one thousand.
(c)	Class T Shares had no assets from the close of business on June 5, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN INVESTOR FUNDS	17

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Investor Balanced Fund		JPMorgan Investor Conservative Growth Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	28,470	29,180	23,834	33,945
Reinvested	16,469	15,208	9,899	9,180
Redeemed	(38,906)	(43,083)	(33,557)	(33,363)

Change in Class A Shares	6,033	1,305	176	9,762

Class C
Issued	8,765	8,998	11,611	13,393
Reinvested	3,662	3,183	4,929	4,539
Redeemed	(13,554)	(30,384)	(22,262)	(46,658)

Change in Class C Shares	(1,127)	(18,203)	(5,722)	(28,726)

Class I
Issued	7,190	6,915	2,514	2,536
Reinvested	2,415	1,913	645	538
Redeemed	(8,512)	(8,609)	(2,999)	(2,821)

Change in Class I Shares	1,093	219	160	253

Class R6 (a)
Issued	29	5,464	63	14
Reinvested	446	163	5	— (b)
Redeemed	(303)	(38)	(4)	— (b)

Change in Class R6 Shares	172	5,589	64	14

Class T (c)
Reinvested	—	— (b)	—	— (b)
Redeemed	—	(1)	—	(2)

Change in Class T Shares	—	(1)	—	(2)

(a)	Commencement of offering of class of shares effective July 31, 2017.
(b)	Amount rounds to less than one thousand.
(c)	Class T Shares had no assets from the close of business on June 5, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2019

	JPMorgan Investor Growth Fund		JPMorgan Investor Growth & Income Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$295,028	$193,204	$294,835	$225,692
Distributions reinvested	143,072	172,014	171,732	195,946
Cost of shares redeemed	(311,300)	(293,109)	(373,201)	(389,174)

Change in net assets resulting from Class A capital transactions	$126,800	$72,109	$93,366	$32,464

Class C
Proceeds from shares issued	$34,224	$45,931	$35,286	$47,513
Distributions reinvested	14,397	17,270	17,483	19,822
Cost of shares redeemed	(55,653)	(138,492)	(68,604)	(198,558)

Change in net assets resulting from Class C capital transactions	$(7,032)	$(75,291)	$(15,835)	$(131,223)

Class I
Proceeds from shares issued	$82,376	$134,558	$35,550	$40,223
Distributions reinvested	31,144	31,813	17,565	19,287
Cost of shares redeemed	(88,944)	(79,570)	(64,882)	(56,132)

Change in net assets resulting from Class I capital transactions	$24,576	$86,801	$(11,767)	$3,378

Class R6 (a)
Proceeds from shares issued	$3,044	$8,361	$12,753	$662
Distributions reinvested	634	605	131	16
Cost of shares redeemed	(1,292)	(829)	(234)	(37)

Change in net assets resulting from Class R6 capital transactions	$2,386	$8,137	$12,650	$641

Class T (b)
Distributions reinvested	—	2	—	1
Cost of shares redeemed	—	(23)	—	(22)

Change in net assets resulting from Class T capital transactions	$—	$(21)	$—	$(21)

Total change in net assets resulting from capital transactions	$146,730	$91,735	$78,414	$(94,761)

(a)	Commencement of offering of class of shares effective July 31, 2017.
(b)	Class T Shares had no assets from the close of business on June 5, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN INVESTOR FUNDS	19

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Investor Growth Fund		JPMorgan Investor Growth & Income Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	15,030	9,068	17,769	12,545
Reinvested	7,926	8,256	11,040	11,186
Redeemed	(15,769)	(13,900)	(22,350)	(21,923)

Change in Class A Shares	7,187	3,424	6,459	1,808

Class C
Issued	1,838	2,319	2,154	2,749
Reinvested	861	886	1,166	1,166
Redeemed	(3,007)	(6,904)	(4,230)	(11,335)

Change in Class C Shares	(308)	(3,699)	(910)	(7,420)

Class I
Issued	4,074	6,205	2,158	2,304
Reinvested	1,682	1,496	1,147	1,119
Redeemed	(4,427)	(3,692)	(4,001)	(3,199)

Change in Class I Shares	1,329	4,009	(696)	224

Class R6 (a)
Issued	152	390	808	37
Reinvested	34	28	8	1
Redeemed	(66)	(38)	(14)	(2)

Change in Class R6 Shares	120	380	802	36

Class T (b)
Reinvested	—	— (c)	—	— (c)
Redeemed	—	(1)	—	(1)

Change in Class T Shares	—	(1)	—	(1)

(a)	Commencement of offering of class of shares effective July 31, 2017.
(b)	Class T Shares had no assets from the close of business on June 5, 2018.
(c)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2019	J.P. MORGAN INVESTOR FUNDS	21

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Investor Balanced Fund
Class A
Year Ended June 30, 2019	$15.30	$0.29	(g)	$0.46	$0.75	$(0.37)	$(0.68)	$(1.05)
Year Ended June 30, 2018	15.37	0.24	(g)	0.72	0.96	(0.29)	(0.74)	(1.03)
Year Ended June 30, 2017	14.33	0.23	(g)	1.33	1.56	(0.24)	(0.28)	(0.52)
Year Ended June 30, 2016	15.12	0.22	(g)	(0.29)	(0.07)	(0.25)	(0.47)	(0.72)
Year Ended June 30, 2015	15.25	0.19		0.24	0.43	(0.28)	(0.28)	(0.56)

Class C
Year Ended June 30, 2019	15.06	0.21	(g)	0.44	0.65	(0.29)	(0.68)	(0.97)
Year Ended June 30, 2018	15.14	0.14	(g)	0.73	0.87	(0.21)	(0.74)	(0.95)
Year Ended June 30, 2017	14.13	0.14	(g)	1.30	1.44	(0.15)	(0.28)	(0.43)
Year Ended June 30, 2016	14.92	0.14	(g)	(0.29)	(0.15)	(0.17)	(0.47)	(0.64)
Year Ended June 30, 2015	15.05	0.13		0.23	0.36	(0.21)	(0.28)	(0.49)

Class I
Year Ended June 30, 2019	15.33	0.33	(g)	0.45	0.78	(0.41)	(0.68)	(1.09)
Year Ended June 30, 2018	15.39	0.28	(g)	0.73	1.01	(0.33)	(0.74)	(1.07)
Year Ended June 30, 2017	14.35	0.27	(g)	1.33	1.60	(0.28)	(0.28)	(0.56)
Year Ended June 30, 2016	15.14	0.26	(g)	(0.30)	(0.04)	(0.28)	(0.47)	(0.75)
Year Ended June 30, 2015	15.27	0.24		0.23	0.47	(0.32)	(0.28)	(0.60)

Class R6
Year Ended June 30, 2019	15.32	0.36	(g)	0.45	0.81	(0.43)	(0.68)	(1.11)
July 31, 2017 (h) through June 30, 2018	15.63	0.29	(g)	0.50	0.79	(0.36)	(0.74)	(1.10)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Does not include expenses of Underlying Funds.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (c)

$15.00	5.52%	$3,458,135	0.52%	1.98%	0.60%	12%
15.30	6.30	3,436,111	0.52	1.54	0.63	9
15.37	11.09	3,430,816	0.52	1.55	0.65	4
14.33	(0.40)	3,836,242	0.46	1.55	0.67	12
15.12	2.89	4,018,244	0.34	1.26	0.66	10

14.74	4.89	758,346	1.08	1.42	1.10	12
15.06	5.71	791,718	1.09	0.89	1.13	9
15.14	10.40	1,071,522	1.09	0.97	1.15	4
14.13	(0.95)	1,155,896	1.01	1.00	1.16	12
14.92	2.45	1,195,830	0.80	0.81	1.16	10

15.02	5.71	478,250	0.27	2.24	0.35	12
15.33	6.62	471,153	0.27	1.76	0.37	9
15.39	11.36	469,758	0.27	1.80	0.38	4
14.35	(0.15)	408,797	0.20	1.83	0.39	12
15.14	3.15	353,402	0.08	1.51	0.40	10

15.02	5.96	86,510	0.09	2.40	0.10	12
15.32	5.07	85,614	0.12	2.03	0.12	9

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN INVESTOR FUNDS	23

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Investor Conservative Growth Fund
Class A
Year Ended June 30, 2019	$12.61	$0.28	(g)	$0.41	$0.69	$(0.32)	$(0.40)	$(0.72)
Year Ended June 30, 2018	12.80	0.24	(g)	0.24	0.48	(0.26)	(0.41)	(0.67)
Year Ended June 30, 2017	12.36	0.23	(g)	0.61	0.84	(0.23)	(0.17)	(0.40)
Year Ended June 30, 2016	12.78	0.22	(g)	(0.11)	0.11	(0.23)	(0.30)	(0.53)
Year Ended June 30, 2015	13.00	0.19		0.05	0.24	(0.22)	(0.24)	(0.46)

Class C
Year Ended June 30, 2019	12.55	0.21	(g)	0.41	0.62	(0.25)	(0.40)	(0.65)
Year Ended June 30, 2018	12.75	0.16	(g)	0.24	0.40	(0.19)	(0.41)	(0.60)
Year Ended June 30, 2017	12.30	0.15	(g)	0.62	0.77	(0.15)	(0.17)	(0.32)
Year Ended June 30, 2016	12.73	0.15	(g)	(0.12)	0.03	(0.16)	(0.30)	(0.46)
Year Ended June 30, 2015	12.95	0.13		0.06	0.19	(0.17)	(0.24)	(0.41)

Class I
Year Ended June 30, 2019	12.69	0.31	(g)	0.41	0.72	(0.35)	(0.40)	(0.75)
Year Ended June 30, 2018	12.87	0.27	(g)	0.25	0.52	(0.29)	(0.41)	(0.70)
Year Ended June 30, 2017	12.42	0.26	(g)	0.62	0.88	(0.26)	(0.17)	(0.43)
Year Ended June 30, 2016	12.84	0.25	(g)	(0.11)	0.14	(0.26)	(0.30)	(0.56)
Year Ended June 30, 2015	13.06	0.22		0.06	0.28	(0.26)	(0.24)	(0.50)

Class R6
Year Ended June 30, 2019	12.68	0.35	(g)	0.38	0.73	(0.36)	(0.40)	(0.76)
July 31, 2017 (h) through June 30, 2018	13.00	0.24	(g)	0.14	0.38	(0.29)	(0.41)	(0.70)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Does not include expenses of Underlying Funds.
(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (c)

$12.58	5.80%	$2,170,888	0.52%	2.25%	0.60%	10%
12.61	3.76	2,173,957	0.52	1.85	0.64	6
12.80	6.92	2,081,812	0.52	1.80	0.65	6
12.36	0.97	2,411,763	0.46	1.76	0.66	12
12.78	1.89	2,554,155	0.34	1.46	0.66	11

12.52	5.24	1,113,797	1.08	1.69	1.10	10
12.55	3.09	1,188,675	1.10	1.21	1.13	6
12.75	6.40	1,573,159	1.10	1.22	1.15	6
12.30	0.34	1,740,461	1.01	1.21	1.16	12
12.73	1.44	1,831,636	0.79	1.02	1.16	11

12.66	6.03	138,655	0.27	2.51	0.36	10
12.69	4.08	136,915	0.27	2.09	0.39	6
12.87	7.22	135,687	0.27	2.05	0.40	6
12.42	1.22	135,832	0.21	2.02	0.41	12
12.84	2.13	130,507	0.09	1.71	0.40	11

12.65	6.19	996	0.12	2.78	0.12	10
12.68	2.95	175	0.14	2.09	0.15	6

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN INVESTOR FUNDS	25

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Investor Growth Fund
Class A
Year Ended June 30, 2019	$20.80	$0.27	$0.55	$0.82	$(0.46)	$(1.01)	$(1.47)
Year Ended June 30, 2018	20.38	0.19	2.04	2.23	(0.37)	(1.44)	(1.81)
Year Ended June 30, 2017	18.04	0.18	3.19	3.37	(0.19)	(0.84)	(1.03)
Year Ended June 30, 2016	19.95	0.17	(0.89)	(0.72)	(0.24)	(0.95)	(1.19)
Year Ended June 30, 2015	19.59	0.15	0.91	1.06	(0.39)	(0.31)	(0.70)

Class C
Year Ended June 30, 2019	19.43	0.14	0.51	0.65	(0.40)	(1.01)	(1.41)
Year Ended June 30, 2018	19.20	0.04	1.95	1.99	(0.32)	(1.44)	(1.76)
Year Ended June 30, 2017	17.10	0.06	3.01	3.07	(0.13)	(0.84)	(0.97)
Year Ended June 30, 2016	19.01	0.07	(0.85)	(0.78)	(0.18)	(0.95)	(1.13)
Year Ended June 30, 2015	18.75	0.05	0.87	0.92	(0.35)	(0.31)	(0.66)

Class I
Year Ended June 30, 2019	21.24	0.32	0.58	0.90	(0.51)	(1.01)	(1.52)
Year Ended June 30, 2018	20.77	0.24	2.09	2.33	(0.42)	(1.44)	(1.86)
Year Ended June 30, 2017	18.37	0.23	3.25	3.48	(0.24)	(0.84)	(1.08)
Year Ended June 30, 2016	20.29	0.23	(0.91)	(0.68)	(0.29)	(0.95)	(1.24)
Year Ended June 30, 2015	19.91	0.20	0.93	1.13	(0.44)	(0.31)	(0.75)

Class R6
Year Ended June 30, 2019	21.23	0.36	0.57	0.93	(0.54)	(1.01)	(1.55)
July 31, 2017 (h) through June 30, 2018	21.25	0.29	1.58	1.87	(0.45)	(1.44)	(1.89)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$20.15	4.89%	$2,129,765	0.52%	1.33%	0.62%	7%
20.80	11.02	2,048,525	0.52	0.88	0.67	11
20.38	19.19	1,937,119	0.52	0.93	0.70	8
18.04	(3.54)	1,893,308	0.47	0.93	0.72	8
19.95	5.51	1,994,792	0.38	0.74	0.71	10

18.67	4.31	191,971	1.09	0.77	1.12	7
19.43	10.41	205,740	1.10	0.20	1.16	11
19.20	18.47	274,389	1.09	0.35	1.19	8
17.10	(4.05)	270,007	1.02	0.39	1.21	8
19.01	4.97	268,270	0.85	0.26	1.21	10

20.62	5.18	454,039	0.27	1.59	0.36	7
21.24	11.33	439,498	0.27	1.11	0.39	11
20.77	19.46	346,558	0.27	1.17	0.39	8
18.37	(3.28)	283,616	0.20	1.21	0.40	8
20.29	5.80	260,097	0.10	1.01	0.42	10

20.61	5.35	10,299	0.11	1.77	0.12	7
21.23	8.90	8,073	0.14	1.45	0.27	11

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN INVESTOR FUNDS	27

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Investor Growth & Income Fund
Class A
Year Ended June 30, 2019	$17.41	$0.28	$0.52	$0.80	$(0.40)	$(0.87)	$(1.27)
Year Ended June 30, 2018	17.37	0.22	1.27	1.49	(0.33)	(1.12)	(1.45)
Year Ended June 30, 2017	15.79	0.22	2.07	2.29	(0.23)	(0.48)	(0.71)
Year Ended June 30, 2016	17.02	0.21	(0.58)	(0.37)	(0.25)	(0.61)	(0.86)
Year Ended June 30, 2015	17.11	0.19	0.44	0.63	(0.33)	(0.39)	(0.72)

Class C
Year Ended June 30, 2019	16.92	0.18	0.49	0.67	(0.31)	(0.87)	(1.18)
Year Ended June 30, 2018	16.91	0.10	1.26	1.36	(0.23)	(1.12)	(1.35)
Year Ended June 30, 2017	15.39	0.12	2.01	2.13	(0.13)	(0.48)	(0.61)
Year Ended June 30, 2016	16.62	0.12	(0.57)	(0.45)	(0.17)	(0.61)	(0.78)
Year Ended June 30, 2015	16.72	0.11	0.44	0.55	(0.26)	(0.39)	(0.65)

Class I
Year Ended June 30, 2019	17.14	0.32	0.50	0.82	(0.45)	(0.87)	(1.32)
Year Ended June 30, 2018	17.11	0.26	1.26	1.52	(0.37)	(1.12)	(1.49)
Year Ended June 30, 2017	15.57	0.25	2.04	2.29	(0.27)	(0.48)	(0.75)
Year Ended June 30, 2016	16.80	0.25	(0.58)	(0.33)	(0.29)	(0.61)	(0.90)
Year Ended June 30, 2015	16.89	0.23	0.44	0.67	(0.37)	(0.39)	(0.76)

Class R6
Year Ended June 30, 2019	17.13	0.26	0.59	0.85	(0.47)	(0.87)	(1.34)
July 31, 2017 (h) through June 30, 2018	17.44	0.22	0.99	1.21	(0.40)	(1.12)	(1.52)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$16.94	5.45%	$2,430,409	0.52%	1.67%	0.61%	12%
17.41	8.67	2,386,397	0.52	1.25	0.66	11
17.37	14.82	2,348,659	0.52	1.30	0.67	7
15.79	(2.06)	2,489,097	0.46	1.33	0.69	13
17.02	3.78	2,659,305	0.36	1.11	0.69	9

16.41	4.78	237,376	1.09	1.11	1.11	12
16.92	8.10	260,085	1.10	0.57	1.14	11
16.91	14.17	385,447	1.10	0.73	1.17	7
15.39	(2.63)	414,439	1.02	0.79	1.19	13
16.62	3.37	430,037	0.82	0.65	1.19	9

16.64	5.62	224,050	0.27	1.93	0.36	12
17.14	9.02	242,612	0.27	1.49	0.39	11
17.11	15.07	238,466	0.27	1.53	0.39	7
15.57	(1.82)	238,427	0.20	1.60	0.40	13
16.80	4.11	244,290	0.09	1.38	0.41	9

16.64	5.85	13,949	0.08	1.60	0.09	12
17.13	7.04	619	0.13	1.42	0.14	11

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN INVESTOR FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 4 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan Investor Balanced Fund	Class A, Class C, Class I, Class R6 and Class T(1)	Diversified
JPMorgan Investor Conservative Growth Fund	Class A, Class C, Class I, Class R6 and Class T(1)	Diversified
JPMorgan Investor Growth Fund	Class A, Class C, Class I, Class R6 and Class T(1)	Diversified
JPMorgan Investor Growth & Income Fund	Class A, Class C, Class I, Class R6 and Class T(1)	Diversified

(1)	Class T Shares had no assets from the close of business on June 5, 2018 and are not offered to the public.

The investment objective of the JPMorgan Investor Balanced Fund (“Investor Balanced Fund”) is to seek high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities.

The investment objective of the JPMorgan Investor Conservative Growth Fund (“Investor Conservative Growth Fund”) is to seek income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.

The investment objective of the JPMorgan Investor Growth Fund (“Investor Growth Fund”) is to seek long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

The investment objective of the JPMorgan Investor Growth & Income Fund (“Investor Growth & Income Fund”) is to seek long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.

Class A and Class T Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I Shares or Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s net asset value per share (“NAV”) as of the report date.

30	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2019

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Investor Balanced Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,784,228	$—	$—	$4,784,228

Investor Conservative Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,424,102	$—	$—	$3,424,102

Investor Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,786,075	$—	$—	$2,786,075

Investor Growth & Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,905,480	$—	$—	$2,905,480

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs. Please refer to the SOIs for asset class specifics of portfolio holdings.

There were no transfers into and out of level 3 for the year ended June 30, 2019.

B. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Included in the purchases and sales amounts in the table below are exchanges between certain share classes of the Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or calculating portfolio turnover. Amounts in the tables below are in thousands.

JUNE 30, 2019	J.P. MORGAN INVESTOR FUNDS	31

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

Investor Balanced Fund

	For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$981,915	$77,412	$81,684	$(3,359)	$47,985	$1,022,269	86,706	$29,647	$937
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	475,808	22,782	25,272	(1,047)	21,859	494,130	58,755	15,891	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	69,037	5,976	—	—	(2,674)	72,339	5,616	2,128	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	48,007	2,343	4,473	(358)	2,844	48,363	5,905	2,343	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	69,191	26,004	—	—	8,034	103,229	3,410	687	—
JPMorgan Equity Income Fund Class R6 Shares (a)	95,291	5,001	3,750	29	6,008	102,579	5,655	2,387	2,615
JPMorgan Europe Dynamic Fund (formerly JPMorgan Intrepid European Fund) Class L Shares (a)	100,554	—	95,701	—	(4,853)	—	—	—	—
JPMorgan Europe Dynamic Fund (formerly JPMorgan Intrepid European Fund) Class R6 Shares (a)	—	98,294	13,502	(1,954)	295	83,133	3,364	2,593	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	159,680	7,009	64,670	(5,824)	2,915	99,110	10,844	7,008	—
JPMorgan Global Research Enhanced Index Fund Class R6 Shares (a)	158,803	15,327	4,229	189	(4,986)	165,104	7,669	4,628	10,700
JPMorgan High Yield Fund Class R6 Shares (a)	115,120	29,325	933	(6)	580	144,086	19,929	7,340	—
JPMorgan Income Fund Class R6 Shares (a)	—	84,694	—	—	1,380	86,074	9,013	858	—
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	71,937	1,826	4,725	(243)	1,064	69,859	6,822	1,825	—
JPMorgan International Equity Fund Class R6 Shares (a)	71,380	4,846	17,860	863	(1,609)	57,620	3,325	1,735	704
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	255,800	13,213	10,123	(1,385)	(6,955)	250,550	14,139	8,399	—
JPMorgan Intrepid America Fund Class R6 Shares (a)	334,210	53,467	53,081	1,477	(30,117)	305,956	8,231	4,815	39,779
JPMorgan Intrepid Growth Fund Class R6 Shares (a)	166,954	19,411	18,688	4,098	(8,970)	162,805	2,866	1,787	15,437
JPMorgan Intrepid Mid Cap Fund Class R6 Shares (a)	42,708	—	44,195	29,175	(27,688)	—	—	—	—
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	164,998	22,693	34,980	9,838	(6,252)	156,297	3,570	109	18,209
JPMorgan Large Cap Value Fund Class R6 Shares (a)	120,562	9,257	12,175	(19)	(7,450)	110,175	7,926	1,881	7,376
JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	198,725	12,288	8,812	(41)	2,445	204,605	20,258	5,399	—
JPMorgan Market Expansion Enhanced Index Fund Class I Shares (a)	168,844	—	126,651	—	(42,193)	—	—	—	—
JPMorgan Market Expansion Enhanced Index Fund Class R6 Shares (a)	—	148,595	7,362	(1,303)	17,877	157,807	15,781	2,311	17,446
JPMorgan Mid Cap Growth Fund Class R6 Shares* (a)	—	38,936	1,394	(87)	4,260	41,715	1,067	—	2,085
JPMorgan Research Market Neutral Fund Class L Shares* (a)	48,535	3,034	49,543	(2,034)	8	—	—	—	3,033

32	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2019

Investor Balanced Fund (continued)

	For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Small Cap Value Fund Class R6 Shares (a)	$36,773	$19,940	$—	$—	$(7,884)	$48,829	1,924	$523	$3,946
JPMorgan Strategic Income Opportunities Fund Class R6 Shares (a)	96,681	3,015	11,066	(429)	(76)	88,125	7,650	3,015	—
JPMorgan Systematic Alpha Fund Class R6 Shares* (a)	93,933	28	19,003	(1,473)	(626)	72,859	5,142	—	27
JPMorgan U.S. Equity Fund Class R6 Shares (a)	450,876	64,449	86,251	11,841	(21,194)	419,721	26,282	5,088	46,549
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (b)	51,163	291,567	266,816	—	—	75,914	75,914	1,151	—
JPMorgan Unconstrained Debt Fund Class R6 Shares (a)	43,571	1,458	3,187	(235)	432	42,039	4,268	1,460	—
JPMorgan Value Advantage Fund Class R6 Shares (a)	91,976	6,126	—	—	834	98,936	2,774	1,758	4,369

Total	$4,783,032	$1,088,316	$1,070,126	$37,713	$(54,707)	$4,784,228		$116,766	$173,212

Investor Conservative Growth Fund

	For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$1,035,932	$57,656	$76,388	$(3,246)	$49,706	$1,063,660	90,217	$30,913	$984
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	441,486	18,549	29,733	(739)	19,689	449,252	53,419	14,573	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	39,407	2,591	—	—	(1,493)	40,505	3,145	1,192	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	34,571	1,700	2,324	(151)	2,027	35,823	4,374	1,701	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	39,084	9,151	—	—	4,002	52,237	1,726	380	—
JPMorgan Equity Income Fund Class R6 Shares (a)	61,452	2,960	11,290	3,582	210	56,914	3,138	1,410	1,550
JPMorgan Europe Dynamic Fund (formerly JPMorgan Intrepid European Fund) Class L Shares (a)	33,638	—	31,779	—	(1,859)	—	—	—	—
JPMorgan Europe Dynamic Fund (formerly JPMorgan Intrepid European Fund) Class R6 Shares (a)	—	32,647	7,023	(663)	278	25,239	1,021	867	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	140,635	5,968	64,899	(6,249)	3,823	79,278	8,674	5,967	—
JPMorgan Global Research Enhanced Index Fund Class R6 Shares (a)	44,743	4,186	1,407	440	(1,661)	46,301	2,151	1,264	2,922

JUNE 30, 2019	J.P. MORGAN INVESTOR FUNDS	33

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

Investor Conservative Growth Fund (continued)

	For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Government Bond Fund Class R6 Shares (a)	$39,915	$975	$4,679	$(367)	$1,895	$37,739	3,530	$974	$—
JPMorgan High Yield Fund Class R6 Shares (a)	54,347	48,526	2,765	130	208	100,446	13,893	3,719	—
JPMorgan Income Fund Class R6 Shares (a)	72,048	32,614	3,500	(107)	3,254	104,309	10,922	4,134	—
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	66,412	1,639	6,218	(250)	985	62,568	6,110	1,639	—
JPMorgan International Equity Fund Class R6 Shares (a)	34,535	1,865	8,720	199	(704)	27,175	1,568	828	336
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	138,065	8,267	16,486	(2,127)	(2,464)	125,255	7,069	4,464	—
JPMorgan Intrepid America Fund Class R6 Shares (a)	180,679	29,734	39,671	7,104	(21,846)	156,000	4,197	2,509	20,724
JPMorgan Intrepid Growth Fund Class R6 Shares (a)	87,986	15,314	19,231	3,855	(6,176)	81,748	1,439	971	8,391
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	42,926	6,528	7,079	1,477	(700)	43,152	986	29	4,888
JPMorgan Large Cap Value Fund Class R6 Shares (a)	22,685	1,739	2,333	132	(1,558)	20,665	1,487	351	1,388
JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	291,305	17,075	22,491	(53)	3,422	289,258	28,639	7,723	—
JPMorgan Market Expansion Enhanced Index Fund Class I Shares (a)	43,619	—	30,719	234	(13,134)	—	—	—	—
JPMorgan Market Expansion Enhanced Index Fund Class R6 Shares (a)	—	41,266	2,983	(113)	6,749	44,919	4,492	578	4,365
JPMorgan Mid Cap Growth Fund Class R6 Shares* (a)	32,967	6,555	8,769	1,451	2,030	34,234	876	—	1,964
JPMorgan Research Market Neutral Fund Class L Shares* (a)	35,731	2,034	36,512	(1,218)	(35)	—	—	—	2,034
JPMorgan Small Cap Value Fund Class R6 Shares (a)	27,112	8,126	2,071	37	(5,412)	27,792	1,095	337	2,761
JPMorgan Strategic Income Opportunities Fund Class R6 Shares (a)	69,746	2,216	6,762	(222)	(127)	64,851	5,629	2,216	—
JPMorgan Systematic Alpha Fund Class R6 Shares* (a)	86,705	24	13,714	(1,058)	(908)	71,049	5,014	—	25
JPMorgan U.S. Equity Fund Class R6 Shares (a)	168,805	28,545	40,783	6,578	(9,837)	153,308	9,600	1,849	17,188
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (b)	34,913	270,385	261,672	—	—	43,626	43,626	790	—
JPMorgan Unconstrained Debt Fund Class R6 Shares (a)	36,494	1,159	4,093	(271)	441	33,730	3,424	1,160	—
JPMorgan Value Advantage Fund Class R6 Shares (a)	58,233	3,608	9,241	2,332	(1,863)	53,069	1,488	1,036	2,573

Total	$3,496,176	$663,602	$775,335	$10,717	$28,942	$3,424,102		$93,574	$72,093

34	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2019

Investor Growth Fund

	For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Commodities Strategy Fund Class R6 Shares* (a)	$10,326	$—	$9,946	$(4,084)	$3,704	$—	—	$—	$—
JPMorgan Core Bond Fund Class R6 Shares (a)	189,316	41,047	16,736	(790)	10,190	223,027	18,917	6,008	185
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	31,526	7,091	4,399	(230)	1,675	35,663	4,240	1,068	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	55,382	6,354	—	—	(2,057)	59,679	4,633	1,722	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	12,631	623	945	(86)	758	12,981	1,585	623	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	55,999	12,736	—	—	5,972	74,707	2,468	554	—
JPMorgan Equity Income Fund Class R6 Shares (a)	49,325	2,601	—	—	3,181	55,107	3,038	1,249	1,354
JPMorgan Europe Dynamic Fund (formerly JPMorgan Intrepid European Fund) Class L Shares (a)	89,222	1,391	87,223	—	(3,390)	—	—	—	—
JPMorgan Europe Dynamic Fund (formerly JPMorgan Intrepid European Fund) Class R6 Shares (a)	—	89,561	2,511	(620)	(1,683)	84,747	3,430	2,337	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	26,864	1,068	13,987	(514)	18	13,449	1,471	1,069	—
JPMorgan Global Research Enhanced Index Fund Class R6 Shares (a)	78,941	12,415	—	—	(2,504)	88,852	4,127	2,426	5,609
JPMorgan High Yield Fund Class R6 Shares (a)	26,479	23,797	762	(24)	227	49,717	6,877	1,872	—
JPMorgan International Equity Fund Class R6 Shares (a)	122,949	6,917	8,768	(855)	311	120,554	6,956	2,954	1,199
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	191,968	11,577	2,067	(724)	(5,249)	195,505	11,033	6,355	—
JPMorgan International Unconstrained Equity Fund Class R6 Shares (a)	81,140	7,740	4,481	(365)	3,432	87,466	4,130	1,957	—
JPMorgan Intrepid America Fund Class R6 Shares (a)	312,260	42,907	23,420	1,276	(27,929)	305,094	8,208	4,480	37,014
JPMorgan Intrepid Growth Fund Class R6 Shares (a)	135,563	13,930	6,258	3,163	(6,953)	139,445	2,455	1,445	12,486
JPMorgan Intrepid Mid Cap Fund Class R6 Shares (a)	13,575	—	13,858	8,920	(8,637)	—	—	—	—
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	234,666	28,308	19,366	8,561	(3,340)	248,829	5,684	161	26,734
JPMorgan Large Cap Value Fund Class R6 Shares (a)	262,832	19,976	11,213	(539)	(15,239)	255,817	18,404	4,138	15,838
JPMorgan Market Expansion Enhanced Index Fund Class I Shares (a)	155,581	—	124,821	—	(30,760)	—	—	—	—
JPMorgan Market Expansion Enhanced Index Fund Class R6 Shares (a)	—	143,968	—	—	7,181	151,149	15,115	2,129	16,076
JPMorgan Mid Cap Growth Fund Class R6 Shares* (a)	36,325	3,117	—	—	3,887	43,329	1,108	—	2,174
JPMorgan Small Cap Value Fund Class R6 Shares (a)	38,772	13,984	1,087	44	(8,072)	43,641	1,719	505	4,047
JPMorgan Systematic Alpha Fund Class R6 Shares* (a)	31,444	9	10,941	(919)	169	19,762	1,395	—	9
JPMorgan U.S. Equity Fund Class R6 Shares (a)	377,397	43,734	41,026	2,437	(11,142)	371,400	23,256	4,341	39,393

JUNE 30, 2019	J.P. MORGAN INVESTOR FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

Investor Growth Fund (continued)

	For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (b)	$33,130	$139,445	$121,208	$—	$—	$51,367	51,367	$843	$—
JPMorgan Value Advantage Fund Class R6 Shares (a)	50,934	3,393	—	—	461	54,788	1,536	974	2,419

Total	$2,704,547	$677,689	$525,023	$14,651	$(85,789)	$2,786,075		$49,210	$164,537

Investor Growth & Income Fund

	For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Commodities Strategy Fund Class R6 Shares* (a)	$8,720	$—	$8,400	$(3,665)	$3,345	$—	—	$—	$—
JPMorgan Core Bond Fund Class R6 Shares (a)	414,864	61,824	32,692	(1,434)	21,211	463,773	39,336	12,939	404
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	180,555	17,595	16,733	(534)	8,399	189,282	22,507	6,008	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	48,708	4,723	—	—	(1,876)	51,555	4,003	1,517	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	14,695	695	1,889	(138)	867	14,230	1,737	695	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	49,185	12,944	—	—	5,287	67,416	2,227	482	—
JPMorgan Equity Income Fund Class R6 Shares (a)	54,937	2,886	1,109	(12)	3,503	60,205	3,319	1,380	1,508
JPMorgan Europe Dynamic Fund (formerly JPMorgan Intrepid European Fund) Class L Shares (a)	76,593	—	75,408	—	(1,185)	—	—	—	—
JPMorgan Europe Dynamic Fund (formerly JPMorgan Intrepid European Fund) Class R6 Shares (a)	—	78,805	7,159	(1,295)	(2,447)	67,904	2,748	2,015	—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	82,216	3,400	39,400	(2,906)	1,476	44,786	4,900	3,400	—
JPMorgan Global Research Enhanced Index Fund Class R6 Shares (a)	110,561	10,671	3,646	(133)	(3,286)	114,167	5,303	3,222	7,449
JPMorgan High Yield Fund Class R6 Shares (a)	56,289	29,183	3,129	127	165	82,635	11,429	3,598	—
JPMorgan Income Fund Class R6 Shares (a)	—	28,930	—	—	489	29,419	3,081	338	—
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	39,717	1,023	2,625	(179)	590	38,526	3,762	1,024	—
JPMorgan International Equity Fund Class R6 Shares (a)	72,997	3,618	16,402	652	(1,455)	59,410	3,428	1,743	707
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	153,200	7,951	3,522	(639)	(4,241)	152,749	8,620	5,031	—
JPMorgan International Unconstrained Equity Fund Class R6 Shares (a)	37,306	5,555	2,487	(218)	1,833	41,989	1,983	948	—
JPMorgan Intrepid America Fund Class R6 Shares (a)	305,105	44,544	42,476	9,014	(34,438)	281,749	7,580	4,294	35,472

36	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2019

Investor Growth & Income Fund (continued)

	For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Intrepid Growth Fund Class R6 Shares (a)	$91,877	$9,070	$8,658	$4,758	$(7,060)	$89,987	1,584	$941	$8,128
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	191,527	27,727	22,010	7,754	(3,562)	201,436	4,601	133	22,173
JPMorgan Large Cap Value Fund Class R6 Shares (a)	167,698	12,380	18,039	871	(10,432)	152,478	10,970	2,530	9,850
JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	37,139	8,063	2,396	(12)	477	43,271	4,284	1,045	—
JPMorgan Market Expansion Enhanced Index Fund Class I Shares (a)	117,222	—	87,446	83	(29,859)	—	—	—	—
JPMorgan Market Expansion Enhanced Index Fund Class R6 Shares (a)	—	100,822	3,569	(643)	12,877	109,487	10,949	1,585	11,966
JPMorgan Mid Cap Growth Fund Class R6 Shares* (a)	32,984	6,189	3,567	(59)	3,706	39,253	1,004	—	2,150
JPMorgan Research Market Neutral Fund Class L Shares* (a)	22,833	1,366	23,311	(688)	(200)	—	—	—	1,366
JPMorgan Small Cap Value Fund Class R6 Shares (a)	39,553	17,845	2,280	126	(8,012)	47,232	1,861	523	4,092
JPMorgan Strategic Income Opportunities Fund Class R6 Shares (a)	28,798	921	3,164	(140)	(28)	26,387	2,291	921	—
JPMorgan Systematic Alpha Fund Class R6 Shares* (a)	49,414	14	15,124	(1,274)	120	33,150	2,339	—	15
JPMorgan U.S. Equity Fund Class R6 Shares (a)	318,346	40,848	50,974	9,186	(15,148)	302,258	18,927	3,542	32,079
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (b)	28,619	169,726	155,737	—	—	42,608	42,608	777	—
JPMorgan Value Advantage Fund Class R6 Shares (a)	54,048	3,601	—	—	489	58,138	1,630	1,033	2,567

Total	$2,885,706	$712,919	$653,352	$18,602	$(58,395)	$2,905,480		$61,664	$139,926

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Distributions of net investment income and realized capital gains from the Underlying Funds are recorded on the ex-dividend date.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

JUNE 30, 2019	J.P. MORGAN INVESTOR FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2019 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class R6		Total
Investor Balanced Fund
Transfer agency fees	$249	$26	$16	$1		$292
Investor Conservative Growth Fund
Transfer agency fees	137	26	17	—	(a)	180
Investor Growth Fund
Transfer agency fees	394	21	22	1		438
Investor Growth & Income Fund
Transfer agency fees	304	15	12	—	(a)	331

(a) Amount	rounds to less than one thousand.

The Funds invest in other J.P. Morgan Funds and, as a result, bear a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown on the Financial Highlights. Certain expenses of Underlying Funds are waived as described in Note 3.F.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2019, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, except for distributions from the Investor Conservative Growth Fund, for which distributions are generally declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Investor Balanced Fund	$—	$25,086	$(25,086)
Investor Conservative Growth Fund	—	10,053	(10,053)
Investor Growth Fund	—	26,681	(26,681)
Investor Growth & Income Fund	—	21,459	(21,459)

The reclassifications for the Funds relate primarily to investments in regulated investment companies.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.05% of each Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. Effective January 1, 2019, the Administrator does not receive a fee for these services. Prior to January 1, 2019, in consideration of these services, the Administrator received a fee that was accrued daily and paid monthly at an annual rate of 0.10% of the first $500 million of the average daily net assets, 0.075% of the average daily net assets between $500 million and $1 billion of such funds and 0.05% of the average daily net assets in excess of $1 billion of such funds. For the year ended June 30, 2019, the effective annualized rate was 0.06% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements. The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

38	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2019

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class T Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Class I and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class T
0.25%	0.75%	0.25%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A and Class T Shares and the CDSC from redemptions of Class C Shares and certain Class A and Class T Shares for which front-end sales charges have been waived. For the year ended June 30, 2019, JPMDS retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Investor Balanced Fund	$372	$1
Investor Conservative Growth Fund	194	2
Investor Growth Fund	192	2
Investor Growth & Income Fund	169	—	(a)

(a) Amount	rounds to less than one thousand.

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets of each share class.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R6	Class T
Investor Balanced Fund	0.52%	1.10%	0.27%	0.15%	0.52%
Investor Conservative Growth Fund	0.52	1.10	0.27	0.15	0.52
Investor Growth Fund	0.52	1.10	0.27	0.15	0.52
Investor Growth & Income Fund	0.52	1.10	0.27	0.15	0.52

The contractual expense limitation percentages were in effect for the year ended June 30, 2019 and are in place until at least October 31, 2019.

The Underlying Funds may impose separate advisory and service fees. To avoid charging a service fee at an effective rate above 0.25% for Class A, Class C, Class I and Class T Shares, JPMDS will waive service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of service fees charged by the Underlying Funds up to 0.25% for Class A, Class C, Class I and Class T Shares. This waiver may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ service fees.

JUNE 30, 2019	J.P. MORGAN INVESTOR FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

For the year ended June 30, 2019, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Investor Balanced Fund	$10	$—	$3,177	$3,187	$—
Investor Conservative Growth Fund	7	—	2,030	2,037	—	(a)
Investor Growth Fund	78	48	2,420	2,546	—	(a)
Investor Growth & Income Fund	19	8	2,430	2,457	—

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund.

The amounts of these waivers resulting from investments in these money market funds for the year ended June 30, 2019 were as follows (amounts in thousands):

Investor Balanced Fund	$76
Investor Conservative Growth Fund	53
Investor Growth Fund	54
Investor Growth & Income Fund	50

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 381-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

4. Investment Transactions

During the year ended June 30, 2019, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Investor Balanced Fund	$574,393	$580,955
Investor Conservative Growth Fund	332,127	452,574
Investor Growth Fund	326,197	191,769
Investor Growth & Income Fund	381,790	336,212

During the year ended June 30, 2019, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2019 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investor Balanced Fund	$4,031,929	$768,563	$16,264	$752,299
Investor Conservative Growth Fund	3,027,317	409,716	12,931	396,785
Investor Growth Fund	2,128,277	661,236	3,438	657,798
Investor Growth & Income Fund	2,303,686	609,397	7,603	601,794

40	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2019

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2019 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Investor Balanced Fund	$121,064	$202,438	$323,502
Investor Conservative Growth Fund	83,221	103,037	186,258
Investor Growth Fund	68,910	122,433	191,343
Investor Growth & Income Fund	73,149	135,614	208,763

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2018 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Investor Balanced Fund	$91,248	$227,392	$318,640
Investor Conservative Growth Fund	69,324	114,399	183,723
Investor Growth Fund	55,077	169,041	224,118
Investor Growth & Income Fund	62,233	175,284	237,517

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of June 30, 2019, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Investor Balanced Fund	$9,805	$134,145	$752,299
Investor Conservative Growth Fund	5,064	51,421	396,785
Investor Growth Fund	1,734	134,250	657,798
Investor Growth & Income Fund	3,847	110,944	601,794

The cumulative timing differences primarily consist of wash sale loss deferrals.

As of June 30, 2019, the Funds did not have any net capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the Securities and Exchange Commission (“SEC”) (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended June 30, 2019.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise

JUNE 30, 2019	J.P. MORGAN INVESTOR FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the year ended June 30, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2019, the Funds had individual shareholder and/or omnibus accounts, which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund
Investor Balanced Fund	1	82.2%
Investor Conservative Growth Fund	1	85.1
Investor Growth Fund	1	65.7
Investor Growth & Income Fund	1	71.5

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

As of June 30, 2019, the Funds owned, in the aggregate, shares representing more than 10% of the net assets of the following Underlying Funds:

% of Net Assets
JPMorgan Systematic Alpha Fund	52.3%
JPMorgan Market Expansion Enhanced Index Fund	48.8
JPMorgan Limited Duration Bond Fund	46.4
JPMorgan Europe Dynamic Fund	45.6
JPMorgan Intrepid Growth Fund	41.3
JPMorgan Intrepid America Fund	40.4
JPMorgan Large Cap Value Fund	38.2
JPMorgan International Unconstrained Equity Fund	23.1
JPMorgan Emerging Economies Fund	16.8
JPMorgan Income Fund	16.8
JPMorgan Inflation Managed Bond Fund	15.8
JPMorgan International Research Enhanced Equity Fund	15.8
JPMorgan Floating Rate Income Fund	15.1
JPMorgan Small Cap Value Fund	10.7

Because of the Funds’ investments in Underlying Funds, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

42	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2019

8. New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) 2018-13 (“ASU 2018-13”) Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Funds’ net assets or results of operation.

In August 2018, the SEC adopted the Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Funds’ net assets or results of operation.

JUNE 30, 2019	J.P. MORGAN INVESTOR FUNDS	43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust II and Shareholders of JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund and JPMorgan Investor Growth & Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund and JPMorgan Investor Growth & Income Fund (four of the funds constituting JPMorgan Trust II, hereafter collectively referred to as the “Funds”) as of June 30, 2019, the related statements of operations for the year ended June 30, 2019, the statements of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

August 23, 2019

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

44	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2019

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	134	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	134	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trust since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	134	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, OCIO Board of State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	134	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	134	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	134	None

JUNE 30, 2019	J.P. MORGAN INVESTOR FUNDS	45

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	134	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors OCIO Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, Blue Star Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	134	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	134	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	134	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	134	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	134	Trustee, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	134	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

46	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2019

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (134 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

JUNE 30, 2019	J.P. MORGAN INVESTOR FUNDS	47

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019)* (formerly Assistant Secretary since 2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015; Associate, Willkie Farr & Gallagher (law firm) from 2007 to 2014.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (2016-2019); Associate, Seward & Kissel LLP (2011-2016).

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

48	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2019

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2019 and continued to hold your shares at the end of the reporting period, June 30, 2019.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Investor Balanced Fund
Class A
Actual	$1,000.00	$1,110.80	$2.72	0.52%
Hypothetical	1,000.00	1,022.22	2.61	0.52
Class C
Actual	1,000.00	1,106.60	5.59	1.07
Hypothetical	1,000.00	1,019.49	5.36	1.07
Class I
Actual	1,000.00	1,111.10	1.41	0.27
Hypothetical	1,000.00	1,023.46	1.35	0.27
Class R6
Actual	1,000.00	1,113.10	0.37	0.07
Hypothetical	1,000.00	1,024.45	0.35	0.07

JPMorgan Investor Conservative Growth Fund
Class A
Actual	1,000.00	1,085.00	2.69	0.52
Hypothetical	1,000.00	1,022.22	2.61	0.52
Class C
Actual	1,000.00	1,082.50	5.52	1.07
Hypothetical	1,000.00	1,019.49	5.36	1.07
Class I
Actual	1,000.00	1,086.70	1.40	0.27
Hypothetical	1,000.00	1,023.46	1.35	0.27
Class R6
Actual	1,000.00	1,087.60	0.52	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10

JUNE 30, 2019	J.P. MORGAN INVESTOR FUNDS	49

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Investor Growth Fund
Class A
Actual	$1,000.00	$1,158.10	$2.78	0.52%
Hypothetical	1,000.00	1,022.22	2.61	0.52
Class C
Actual	1,000.00	1,154.60	5.82	1.09
Hypothetical	1,000.00	1,019.39	5.46	1.09
Class I
Actual	1,000.00	1,159.80	1.45	0.27
Hypothetical	1,000.00	1,023.46	1.35	0.27
Class R6
Actual	1,000.00	1,160.30	0.43	0.08
Hypothetical	1,000.00	1,024.40	0.40	0.08

JPMorgan Investor Growth & Income Fund
Class A
Actual	1,000.00	1,132.50	2.75	0.52
Hypothetical	1,000.00	1,022.22	2.61	0.52
Class C
Actual	1,000.00	1,129.50	5.65	1.07
Hypothetical	1,000.00	1,019.49	5.36	1.07
Class I
Actual	1,000.00	1,133.50	1.43	0.27
Hypothetical	1,000.00	1,023.46	1.35	0.27
Class R6
Actual	1,000.00	1,134.50	0.42	0.08
Hypothetical	1,000.00	1,024.40	0.40	0.08

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

50	J.P. MORGAN INVESTOR FUNDS	JUNE 30, 2019

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2019. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2019. The information necessary to complete your income tax returns for the calendar year ending December 31, 2019 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2019:

Dividends Received Deduction
JPMorgan Investor Balanced Fund	22.38%
JPMorgan Investor Conservative Growth Fund	14.04
JPMorgan Investor Growth Fund	34.79
JPMorgan Investor Growth & Income Fund	28.30

Long-Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2019 (amounts in thousands):

Long-Term Capital Gain Distribution
JPMorgan Investor Balanced Fund	$202,438
JPMorgan Investor Conservative Growth Fund	103,037
JPMorgan Investor Growth Fund	122,433
JPMorgan Investor Growth & Income Fund	135,614

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2019 (amounts in thousands):

Qualified Dividend Income
JPMorgan Investor Balanced Fund	$67,237
JPMorgan Investor Conservative Growth Fund	35,369
JPMorgan Investor Growth Fund	53,048
JPMorgan Investor Growth & Income Fund	47,322

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2019, the Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses cannot be quantified until Underlying Funds complete reporting for the calendar year in progress. Amounts for the fiscal year ended June 30, 2019 will be disclosed in the semiannual report for the period ended December 31, 2019.

JUNE 30, 2019	J.P. MORGAN INVESTOR FUNDS	51

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. June 2019.	AN-INV-619

Annual Report

J.P. Morgan Intrepid Funds

June 30, 2019

JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Mid Cap Fund

JPMorgan Intrepid Sustainable Equity Fund

JPMorgan Intrepid Value Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1–800–480–4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

July 31, 2019 (Unaudited)

Dear Shareholders,

Even as the pace of growth slowed, the global economic expansion continued and financial markets largely provided positive returns for the twelve months ended June 30, 2019. Central banks in the U.S. and elsewhere moved to support continued economic expansion in 2019, and low interest rates, growth in corporate profits and general investor optimism added further support to both equity and bond markets.

“We believe that a well-diversified portfolio and a patient outlook may best allow investors to benefit from market opportunities presented by the current economic backdrop.” — Andrea L. Lisher

The U.S. economy generally outpaced other developed market nations throughout the twelve month reporting period and the U.S. expansion became the longest on record by the end of June 2019. However, growth in U.S. gross domestic product (GDP) slowed significantly to 2.1% in the second quarter of 2019 from 3.1% in the first quarter. At the same time, the U.S. unemployment rate remained below 4% for all but one month of the reporting period.

After reaching record highs in August and September 2018, U.S. equity prices tumbled sharply in December amid investor concerns about slowing global growth, unresolved U.S.-China trade tensions and expectations for further interest rate increases by the U.S. Federal Reserve (the “Fed”). For the month of December, the S&P 500 Index fell by 9.03%.

By the end of 2018, the Fed indicated it would enact fewer-than-expected interest rate increases in 2019. In January 2019, financial markets began to stabilize and started a rebound that would push equity prices back to record highs at the end of April and again by mid-June. For the twelve month reporting period, the S&P 500 returned 10.42%.

In certain other developed economies, economic growth remained sluggish. The 19-nation euro area experienced a decline in GDP growth from 1.2% in the first quarter of 2019 to 1.1% in the second quarter of 2019. Notably, manufacturing data weakened in 2019. However, unemployment continued to fall throughout the reporting period and the 7.5% euro area jobless rate by the end June 2019 was the lowest since the 2008-09 financial crisis.

In response to slowing economic expansion, the potential for slowing job growth and declining consumer confidence, European Central Bank President Mario Draghi said the bank would loosen monetary policy in the absence of improvement in the economy of the European Union. Meanwhile, the Bank of England held interest rates steady as U.K. GDP growth rebounded to 1.8% in the first quarter of 2019 from 1.4% in the final quarter of 2018. Political uncertainty surrounding negotiations for U.K.’s exit from the European Union continued throughout the reporting period and the inability of Theresa May to win Parliamentary support for her proposed Brexit plan preceded her resignation as prime minister in June. For the twelve month reporting period, the MSCI EAFE Index returned 1.60%.

Following signs of slowing growth, China unveiled a range of policies intended to stimulate domestic demand, including tax cuts, infrastructure spending and measures to support bank lending. However, slowing global demand and an increase in U.S. tariffs on Chinese-made goods continued to weigh on the economy of China as well certain of its trading partners across Asia. During the second half of the reporting period, emerging markets largely benefitted investor appetite for higher yielding assets. While the MSCI Emerging Markets Index returned 1.61% for reporting period, the Bloomberg Barclays Emerging Markets Aggregate Index returned 10.95%.

Subsequent to the end of the reporting period, the Fed cut its benchmark interest rate for the first time in eleven years. The central bank cited slowing global growth and “muted inflation pressures” in its accompanying statement.

We believe that a well-diversified portfolio and a patient outlook may best allow investors to benefit from market opportunities presented by the current economic backdrop. We look forward to managing your investment needs for years to come. Thank you for entrusting J.P. Morgan Asset Management to manage assets on your behalf. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, J.P. Morgan Global Funds

J.P. Morgan Asset Management

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	1

J.P. Morgan Intrepid Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

Global equity prices rebounded from two sharp sell-offs and U.S. equity largely outperformed both developed and emerging markets equity during the reporting period.

Growth in corporate profits, low interest rates and the continued growth in the global economy bolstered financial markets throughout the reporting period. However, investor concerns about the direction of U.S. interest rates, rising trade tensions and signs of slowing economic activity in China and Europe helped fuel significant market downturns in late 2018 and again in May 2019.

Leading equity indexes plummeted in the second half of December 2018 amid slowing global economic growth, unresolved U.S.-China trade tensions and investor concerns over rising interest rates.

However, financial market volatility stabilized in January and U.S. equity prices rebounded over the following months and returned to record high levels by April 2019. Global equity markets slumped in May 2019 and leading indexes in the U.S. and Asian developed markets, as well as emerging markets, dropped by more than 6%. However, global equity prices rebounded again in June.

Within U.S. equity, large cap and mid cap stocks generally outperformed small cap stocks, and growth stocks continued to outperform value stocks.

Intrepid Investment Philosophy and Process

The JPMorgan Behavioral Finance Team employs a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The team aims to capitalize on identified market inefficiencies by targeting high quality, attractively valued stocks of companies that it believes have positive momentum characteristics, and looks to sell these stocks when they no longer exhibit these criteria. A disciplined quantitative ranking methodology is utilized to identify attractive stocks in each sector, a process that is combined with qualitative research and value-added trading.

2	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

JPMorgan Intrepid America Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	4.50%
S&P 500 Index	10.42%

Net Assets as of 6/30/2019 (In Thousands)	$2,598,759

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid America Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2019. The Fund’s security selection in the health care and consumer discretionary sector was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the financials and information technology sectors was a leading contributor to relative performance.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Humana Inc., Walgreens Boots Alliance Inc. and Kohl’s Corp. Shares of Humana, a health insurance provider, fell along with its sector peers following the February introduction of the Medicare for All Act of 2019 in the U.S. House of Representatives. Shares of Walgreens, a retail pharmacy chain, fell amid price pressure on reimbursements from health insurers and shrinking profits in generic drugs. Shares of Kohl’s, a department store chain, fell after the company reported mixed results for the first quarter of 2019 and reduced its forecast for the full year 2019.

Leading individual contributors to the Fund’s relative performance included its overweight positions in VMware Inc. and Molina Healthcare Inc. and its underweight position in Nvidia Corp. Shares of VMware, a provider of cloud computing software not held in the Benchmark, rose after the company reported better-than-expected results for the third and fourth quarters of 2018. Shares of Molina Healthcare, a health insurance provider not held in the Benchmark, rose after the company reported better-than-expected results for the second quarter of 2018 and raised its full year 2018 forecast. Shares of Nvidia, a semiconductors manufacturer not held in the Fund, fell amid weak demand for its specialty semiconductors during the reporting period.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	3.5%
2.	Comcast Corp., Class A	2.7
3.	Oracle Corp.	2.6
4.	Chevron Corp.	2.6
5.	Amgen, Inc.	2.4
6.	Cisco Systems, Inc.	2.4
7.	Bank of America Corp.	2.3
8.	Citigroup, Inc.	2.2
9.	American Express Co.	2.2
10.	Anthem, Inc.	2.2

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	20.9%
Health Care	13.9
Financials	13.8
Consumer Discretionary	10.7
Communication Services	9.8
Industrials	8.3
Consumer Staples	6.3
Energy	5.7
Real Estate	3.3
Utilities	3.1
Materials	1.5
Investment of cash collateral from securities loaned	0.3
Short-Term Investments	2.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	3

JPMorgan Intrepid America Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge*		(1.24)%	7.47%	13.16%
Without Sales Charge		4.22	8.64	13.77
CLASS C SHARES	February 19, 2005
With CDSC**		2.72	8.10	13.21
Without CDSC		3.72	8.10	13.21
CLASS I SHARES	February 28, 2003	4.50	8.93	14.07
CLASS R2 SHARES	November 3, 2008	3.97	8.37	13.49
CLASS R5 SHARES	May 15, 2006	4.64	9.11	14.29
CLASS R6 SHARES	November 2, 2015	4.75	9.20	14.33

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid America Fund, the S&P 500 Index, the Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Core Funds Index from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index and the Lipper Multi-Cap Core Funds Index are indexes based on the total returns of certain mutual funds within the Fund’s designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	7.33%
Russell 1000 Growth Index	11.56%

Net Assets as of 6/30/2019 (In Thousands)	$1,148,338

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Growth Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2019. The Fund’s security selection in the consumer discretionary and communication services sectors was a leading detractor from relative performance, while the Fund’s security selection in the information technology and financials sectors was a leading contributor to relative performance.

Leading individual detractors from the Fund’s relative performance included the Fund’s overweight positions in Kohl’s Corp., Foot Locker Inc., and Align Technology Inc. Shares of Kohl’s, a department store chain not held in the Benchmark, fell after the company reported lower-than-expected results for the first quarter of 2019 and reduced its forecast for the full year 2019. Shares of Foot Locker, an athletic shoes and apparel retail chain not held in the Benchmark, fell after the company reported lower-than-expected earnings and revenue for the first quarter of 2019. Shares of Align Technology, a maker of dental devices, fell after the company issued a weaker-than-expected forecast for the fourth quarter of 2018.

Leading individual contributors to relative performance included the Fund’s overweight positions in VMware Inc. and Visa Inc., and its underweight position in Nvidia Corp. Shares of VMware, a provider of cloud computing software, rose after the company reported better-than-expected results for the third quarter of 2018 and raised its 2019 earnings forecast. Shares of Visa, a payment services provider, rose following several quarters of earnings growth. Shares of Nvidia, a semiconductor manufacturer not held in the Fund, fell amid weak demand for its specialty semiconductors during the reporting period.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	6.9%
2.	Amazon.com, Inc.	4.2
3.	Apple, Inc.	4.0
4.	Visa, Inc., Class A	3.8
5.	PayPal Holdings, Inc.	2.9
6.	Oracle Corp.	2.9
7.	Alphabet, Inc., Class A	2.5
8.	Amgen, Inc.	2.4
9.	Cisco Systems, Inc.	2.3
10.	Gilead Sciences, Inc.	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	36.3%
Consumer Discretionary	15.1
Health Care	13.7
Communication Services	11.1
Industrials	8.6
Consumer Staples	4.7
Financials	2.8
Real Estate	2.5
Energy	1.3
Materials	1.1
Others (each less than 1.0%)	0.5
Short-Term Investments	2.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	5

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge*		1.45%	10.58%	14.82%
Without Sales Charge		7.06	11.78	15.44
CLASS C SHARES	February 19, 2005
With CDSC**		5.53	11.23	14.88
Without CDSC		6.53	11.23	14.88
CLASS I SHARES	February 28, 2003	7.33	12.06	15.74
CLASS R2 SHARES	November 3, 2008	6.78	11.50	15.16
CLASS R5 SHARES	May 15, 2006	7.48	12.26	15.95
CLASS R6 SHARES	November 2, 2015	7.59	12.32	15.98

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Growth Fund, the Russell 1000 Growth Index, the Lipper Large-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth

Funds Index and the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index are indexes based on the total returns of certain mutual funds within the Fund’s designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	1.00%
Russell Midcap Index	7.83%

Net Assets as of 6/30/2019 (In Thousands)	$529,233

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Mid Cap Fund (the “Fund”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell Midcap Index (the “Benchmark”) for the twelve months ended June 30, 2019. The Fund’s security selection in the software & services sector and in the retail sector was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the finance and capital markets sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Foot Locker Inc., Sabre Corp. and Conduent Inc. Shares of Foot Locker, an athletic shoes and apparel retail chain, fell after the company reported lower-than-expected earnings and revenue for the first quarter of 2019. Shares of Sabre, a provider of software and services to the travel and tourism sector, fell after the company reduced its forecast for the full year 2019. Shares of Conduent, a provider of business process services, fell after the company reported lower-than-expected revenue for the third quarter of 2018 and reduced its earnings forecast.

Leading individual contributors to relative performance included the Fund’s overweight positions in Tribune Media Co., LPL Financial Holdings Inc. and Jacobs Engineering Group Inc. Shares of Tribune Media, a television broadcaster, rose after the company agreed to be acquired by Nexstar Media Group Inc. Shares of LPL Financial Holdings, a provider of services and technology to the financial sector, rose on better-than-expected earnings for the first quarter of 2019. Shares of Jacobs Engineering Group, a provider of services to the construction and aerospace industries, rose after the company reported better-than-expected earnings for the first quarter of 2019.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Tyson Foods, Inc., Class A	2.2%
2.	Genpact Ltd.	2.0
3.	Xerox Corp.	2.0
4.	Wyndham Destinations, Inc.	1.9
5.	Masco Corp.	1.9
6.	Sinclair Broadcast Group, Inc., Class A	1.8
7.	Best Buy Co., Inc.	1.7
8.	Vistra Energy Corp.	1.7
9.	Realty Income Corp.	1.6
10.	MSCI, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	17.7%
Industrials	15.4
Consumer Discretionary	10.4
Financials	10.4
Health Care	10.2
Real Estate	9.7
Utilities	6.3
Communication Services	5.4
Materials	4.5
Consumer Staples	4.1
Energy	3.5
Investment of cash collateral from securities loaned	1.1
Short-Term Investments	1.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	7

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 1, 1992
With Sales Charge*		(4.53)%	4.65%	12.62%
Without Sales Charge		0.76	5.79	13.23
CLASS C SHARES	March 22, 1999
With CDSC**		(0.71)	5.19	12.55
Without CDSC		0.29	5.19	12.55
CLASS I SHARES	June 1, 1991	1.00	6.06	13.52
CLASS R3 SHARES	September 9, 2016	0.76	5.79	13.23
CLASS R4 SHARES	September 9, 2016	1.01	6.05	13.51
CLASS R6 SHARES	November 2, 2015	1.28	6.26	13.62

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to those of Class A Shares.

Returns for Class R4 and Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown for Class I Shares because Class R4 Shares have similar expenses to Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Mid Cap Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

JPMorgan Intrepid Sustainable Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	10.18%
S&P 500 Index	10.42%

Net Assets as of 6/30/2019 (In Thousands)	$30,685

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Sustainable Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2019. The Fund’s security selection in the health care and energy sectors was a leading detractor from relative performance, while the Fund’s security selection in the information technology and materials sectors was a leading contributor to relative performance.

Leading individual detractors from performance relative to the Benchmark included the Fund’s overweight positions in Humana Inc., National-Oilwell Inc. and Walgreens Boots Alliance Inc. Shares of Humana, a health insurance provider, fell along with its sector peers after the February introduction of the Medicare for All Act of 2019 in the U.S. House of Representatives. Shares of National-Oilwell, a provider of equipment and technology to the oil and natural gas industry, fell after the company reported lower-than-expected results for the first quarter of 2019 amid weakness and volatility in global petroleum prices. Shares of Walgreens, a retail pharmacy chain, fell amid price pressure on reimbursements from health insurers and shrinking profits in generic drugs.

Leading individual contributors to performance relative to the Benchmark included the Fund’s overweight positions in Ball Corp., Microsoft Corp. and eBay Inc. Shares of Ball, a packaging manufacturer, rose after the company reported better-than-expected revenue for the first quarter of 2019. Shares of Microsoft, a provider of software, services and devices, rose amid consistently better-than-expected quarterly earnings and revenue. Shares of eBay, an online auction platform operator, rose after the company reported better-than-expected earnings for the first quarter of 2019 and raised its forecast for the full year 2019.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	6.0%
2.	Cisco Systems, Inc.	2.9
3.	Verizon Communications, Inc.	2.8
4.	Alphabet, Inc., Class C	2.7
5.	Citigroup, Inc.	2.7
6.	PepsiCo, Inc.	2.7
7.	Amgen, Inc.	2.3
8.	American Express Co.	2.3
9.	CSX Corp.	2.2
10.	Travelers Cos., Inc. (The)	2.2

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	20.2%
Financials	13.7
Health Care	12.1
Consumer Discretionary	9.8
Communication Services	9.1
Industrials	9.0
Consumer Staples	6.6
Energy	5.2
Utilities	3.2
Real Estate	3.1
Materials	2.7
Short-Term Investments	5.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	9

JPMorgan Intrepid Sustainable Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge*		4.13%	8.21%	13.93%
Without Sales Charge		9.90	9.38	14.54
CLASS C SHARES	February 19, 2005
With CDSC**		8.37	8.84	13.97
Without CDSC		9.37	8.84	13.97
CLASS I SHARES	February 28, 2003	10.18	9.66	14.83

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Sustainable Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Effective November 1, 2016, the Fund changed its investment strategies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

JPMorgan Intrepid Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	4.33%
Russell 1000 Value Index	8.46%

Net Assets as of 6/30/2019 (In Thousands)	$977,378

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2019. The Fund’s security selection in the health care and information technology sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the financials and consumer discretionary sector was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Humana Inc. and Qualcomm Inc., and its underweight position in Exxon Mobil Corp. Shares of Humana, a health insurance provider, fell along with its sector peers following the February introduction of the Medicare for All Act of 2019 in the U.S. House of Representatives. Shares of Qualcomm, a digital telecommunications technology provider, fell after the U.S. cited national security concerns in halting domestic companies’ use of equipment from Huawei Technologies Co. Shares of Exxon Mobil, a petroleum and natural gas production and distribution company not held in the Fund, rose after the company reported better-than-expected earnings for the fourth quarter of 2018.

Leading individual contributors to relative performance included the Fund’s overweight position in Travelers Cos. and its underweight positions in Wells Fargo & Co. and Intel Corp. Shares of Travelers, a property and casualty insurer, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2019. Shares of Wells Fargo, a banking and financial services company not held in the Fund, fell on lower-than-expected results for the first quarter of 2019 and amid investor uncertainty due to the departure of the company’s chief executive. Shares of Intel, a semiconductor manufacturer not held in the Fund, fell after the company issued a lower-than-expected forecast for the second quarter of 2019 and reduced its forecast for the full year 2019.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Chevron Corp.	3.4%
2.	Bank of America Corp.	3.4
3.	Citigroup, Inc.	3.2
4.	Comcast Corp., Class A	2.7
5.	Exelon Corp.	2.3
6.	Travelers Cos., Inc. (The)	2.2
7.	ConocoPhillips	2.2
8.	Verizon Communications, Inc.	2.2
9.	Pfizer, Inc.	2.0
10.	Allstate Corp. (The)	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	21.7%
Health Care	13.4
Energy	9.7
Industrials	8.3
Information Technology	8.0
Communication Services	7.7
Consumer Staples	7.4
Consumer Discretionary	7.1
Utilities	5.9
Real Estate	5.0
Materials	3.4
Short-Term Investments	2.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	11

JPMorgan Intrepid Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge*		(1.37)%	5.05%	11.89%
Without Sales Charge		4.08	6.20	12.49
CLASS C SHARES	February 19, 2005
With CDSC**		2.57	5.67	11.93
Without CDSC		3.57	5.67	11.93
CLASS I SHARES	February 28, 2003	4.33	6.39	12.70
CLASS R2 SHARES	November 3, 2008	3.84	5.92	12.20
CLASS R5 SHARES	May 15, 2006	4.50	6.59	12.90
CLASS R6 SHARES	November 30, 2010	4.63	6.66	12.96

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/09 TO 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Value Fund, the Russell 1000 Value Index, the Lipper Large-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index from June 30, 2009 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Lipper Large-Cap Value Funds Index and the Lipper Multi-Cap Value Funds Index are indexes based on the total returns of certain mutual funds within the Fund’s designated categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.2%

Aerospace & Defense — 1.5%

Boeing Co. (The)	15	5,315

HEICO Corp.	97	13,033

TransDigm Group, Inc.*	45	21,771

		40,119

Air Freight & Logistics — 0.1%

Expeditors International of Washington, Inc.	21	1,578

Airlines — 0.9%

Spirit Airlines, Inc.*	41	1,952

United Continental Holdings, Inc.*	253	22,177

		24,129

Automobiles — 0.9%

General Motors Co.	610	23,511

Banks — 5.8%

Bank of America Corp.	2,049	59,427

Citigroup, Inc.	828	57,992

M&T Bank Corp.	24	4,133

Popular, Inc. (Puerto Rico)	273	14,818

Regions Financial Corp.	1,048	15,651

		152,021

Beverages — 1.5%

PepsiCo, Inc.	302	39,562

Biotechnology — 5.4%

AbbVie, Inc.	249	18,078

Amgen, Inc.	342	63,014

Celgene Corp.*	103	9,493

Gilead Sciences, Inc.	737	49,785

		140,370

Building Products — 0.4%

Armstrong World Industries, Inc.	118	11,479

Capital Markets — 0.5%

Ameriprise Financial, Inc.	98	14,255

Chemicals — 1.2%

CF Industries Holdings, Inc.	435	20,338

Huntsman Corp.	585	11,963

		32,301

Communications Equipment — 2.4%

Cisco Systems, Inc.	1,135	62,102

Consumer Finance — 3.7%

American Express Co.	465	57,387

Capital One Financial Corp.	162	14,727

INVESTMENTS	SHARES (000)	VALUE ($000)

Consumer Finance — continued

Credit Acceptance Corp.*	44	21,204

Discover Financial Services	40	3,088

		96,406

Containers & Packaging — 0.3%

Ball Corp.	102	7,104

Diversified Telecommunication Services — 0.8%

Verizon Communications, Inc.	352	20,098

Electric Utilities — 1.2%

Exelon Corp.	626	30,001

Electronic Equipment, Instruments & Components — 0.8%

Tech Data Corp.*	195	20,355

Entertainment — 0.8%

Live Nation Entertainment, Inc.*	312	20,683

Equity Real Estate Investment Trusts (REITs) — 3.3%

American Tower Corp.	143	29,257

Essex Property Trust, Inc.	66	19,297

Medical Properties Trust, Inc.	1,027	17,914

Ryman Hospitality Properties, Inc.	3	251

SBA Communications Corp.*	89	20,078

		86,797

Food & Staples Retailing — 0.8%

Walgreens Boots Alliance, Inc.	360	19,698

Food Products — 2.6%

General Mills, Inc.	467	24,538

Hershey Co. (The)	151	20,198

Pilgrim’s Pride Corp.*	185	4,695

Post Holdings, Inc.*	182	18,943

		68,374

Health Care Equipment & Supplies — 0.4%

DexCom, Inc.*	67	9,994

Health Care Providers & Services — 5.3%

Anthem, Inc.	198	55,906

Centene Corp.*	246	12,890

Humana, Inc.	58	15,308

McKesson Corp.	153	20,615

Tenet Healthcare Corp.*	516	10,650

UnitedHealth Group, Inc.	89	21,668

		137,037

Hotels, Restaurants & Leisure — 2.1%

Planet Fitness, Inc., Class A*	145	10,497

Starbucks Corp.	255	21,393

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	13

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Hotels, Restaurants & Leisure — continued

Yum! Brands, Inc.	198	21,946

		53,836

Household Durables — 1.2%

Garmin Ltd.	206	16,423

PulteGroup, Inc.	463	14,653

		31,076

Household Products — 0.7%

Procter & Gamble Co. (The)	159	17,445

Independent Power and Renewable Electricity Producers — 1.9%

AES Corp.	1,062	17,798

NRG Energy, Inc.	499	17,514

Vistra Energy Corp.	663	14,999

		50,311

Industrial Conglomerates — 0.9%

Carlisle Cos., Inc.	97	13,620

Roper Technologies, Inc.	25	9,193

		22,813

Insurance — 3.7%

Allstate Corp. (The)	201	20,419

Lincoln National Corp.	301	19,387

Progressive Corp. (The)	127	10,175

Travelers Cos., Inc. (The)	301	44,946

		94,927

Interactive Media & Services — 2.7%

Alphabet, Inc., Class A*	29	31,076

Alphabet, Inc., Class C*	36	38,913

		69,989

Internet & Direct Marketing Retail — 2.8%

Amazon.com, Inc.*	22	40,903

eBay, Inc.	270	10,673

Etsy, Inc.*	143	8,794

Expedia Group, Inc.	84	11,201

		71,571

IT Services — 3.3%

Euronet Worldwide, Inc.*	123	20,626

Leidos Holdings, Inc.	271	21,615

Mastercard, Inc., Class A	80	21,030

PayPal Holdings, Inc.*	208	23,808

		87,079

Life Sciences Tools & Services — 0.7%

IQVIA Holdings, Inc.*	114	18,278

INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — 2.4%

Allison Transmission Holdings, Inc.	434	20,130

Caterpillar, Inc.	87	11,898

Cummins, Inc.	122	20,903

Dover Corp.	105	10,481

		63,412

Media — 5.6%

AMC Networks, Inc., Class A* (a)	286	15,590

Comcast Corp., Class A	1,672	70,696

Discovery, Inc., Class A* (a)	145	4,462

Discovery, Inc., Class C*	390	11,101

Nexstar Media Group, Inc., Class A	184	18,548

Omnicom Group, Inc.	47	3,819

Sinclair Broadcast Group, Inc., Class A	383	20,546

		144,762

Multiline Retail — 0.5%

Kohl’s Corp.	299	14,232

Oil, Gas & Consumable Fuels — 5.7%

Chevron Corp.	534	66,414

ConocoPhillips	749	45,658

CVR Energy, Inc.	133	6,669

HollyFrontier Corp.	302	13,953

PBF Energy, Inc., Class A	58	1,806

Peabody Energy Corp.	557	13,412

		147,912

Personal Products — 0.7%

Herbalife Nutrition Ltd.* (a)	420	17,938

Pharmaceuticals — 2.1%

Allergan plc	117	19,639

Eli Lilly & Co.	65	7,146

Horizon Therapeutics plc*	338	8,137

Jazz Pharmaceuticals plc*	142	20,258

		55,180

Professional Services — 0.5%

ManpowerGroup, Inc.	129	12,413

Road & Rail — 1.5%

CSX Corp.	474	36,673

Lyft, Inc., Class A* (a)	33	2,195

		38,868

Semiconductors & Semiconductor Equipment — 3.7%

Applied Materials, Inc.	687	30,839

Lam Research Corp.	110	20,719

NXP Semiconductors NV (Netherlands)	310	30,259

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Semiconductors & Semiconductor Equipment — continued

QUALCOMM, Inc.	197	14,986

		96,803

Software — 8.2%

Atlassian Corp. plc, Class A*	100	13,032

Fortinet, Inc.*	116	8,897

Microsoft Corp.	685	91,789

Oracle Corp.	1,180	67,225

VMware, Inc., Class A	189	31,586

		212,529

Specialty Retail — 3.3%

Advance Auto Parts, Inc.	40	6,089

AutoZone, Inc.*	18	19,680

O’Reilly Automotive, Inc.*	54	19,796

Ross Stores, Inc.	160	15,849

TJX Cos., Inc. (The)	209	11,052

Ulta Beauty, Inc.*	36	12,349

		84,815

Technology Hardware, Storage & Peripherals — 2.4%

Apple, Inc.	178	35,269

HP, Inc.	1,016	21,127

Xerox Corp.	181	6,392

		62,788

Total Common Stocks (Cost $2,103,316)		2,526,951

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 2.5%

Investment Companies — 2.5%

JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (b) (c) (Cost $63,452)	63,433	63,458

Investment of Cash Collateral from Securities Loaned — 0.3%
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (b) (c)	2,004	2,004

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (b) (c)	5,075	5,075

Total Investment of Cash Collateral from Securities Loaned (Cost $7,079)		7,079

Total Investments — 100.0% (Cost $2,173,847)		2,597,488
Other Assets Less Liabilities — 0.0% (d)		1,271

NET ASSETS — 100.0%		2,598,759

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at June 30, 2019. The total value of securities on loan at June 30, 2019 is approximately $7,044,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2019.
(d)	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

S&P 500 E-Mini Index	468	09/2019	USD	68,890	945

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	15

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.0%

Aerospace & Defense — 2.3%

Boeing Co. (The)	15	5,278

HEICO Corp.	70	9,353

Spirit AeroSystems Holdings, Inc., Class A	18	1,457

TransDigm Group, Inc.*	20	9,773

		25,861

Air Freight & Logistics — 0.2%

Expeditors International of Washington, Inc.	34	2,594

Airlines — 0.8%

United Continental Holdings, Inc.*	105	9,228

Beverages — 1.3%

PepsiCo, Inc.	118	15,408

Biotechnology — 6.1%

AbbVie, Inc.	93	6,785

Amgen, Inc.	152	28,056

Celgene Corp.*	34	3,106

Gilead Sciences, Inc.	335	22,659

Vertex Pharmaceuticals, Inc.*	52	9,536

		70,142

Building Products — 0.8%

Armstrong World Industries, Inc.	98	9,565

Capital Markets — 0.8%

MSCI, Inc.	40	9,456

Chemicals — 0.9%

CF Industries Holdings, Inc.	211	9,842

Communications Equipment — 2.3%

Cisco Systems, Inc.	483	26,407

Consumer Finance — 1.3%

Credit Acceptance Corp.*	19	9,334

FirstCash, Inc.	52	5,161

		14,495

Containers & Packaging — 0.2%

Crown Holdings, Inc.*	40	2,420

Electronic Equipment, Instruments & Components — 1.4%

Keysight Technologies, Inc.*	89	8,029

Tech Data Corp.*	76	7,918

		15,947

Entertainment — 0.9%

Live Nation Entertainment, Inc.*	139	9,222

Netflix, Inc.*	4	1,616

		10,838

INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — 2.5%

American Tower Corp.	22	4,539

Equity Commonwealth	217	7,044

Medical Properties Trust, Inc.	477	8,319

Ryman Hospitality Properties, Inc.	2	186

SBA Communications Corp.*	40	8,994

		29,082

Food & Staples Retailing — 0.6%

Walgreens Boots Alliance, Inc.	89	4,838

Walmart, Inc.	20	2,221

		7,059

Food Products — 2.2%

General Mills, Inc.	207	10,882

Hershey Co. (The)	38	5,147

Post Holdings, Inc.*	85	8,837

		24,866

Health Care Equipment & Supplies — 0.5%

DexCom, Inc.*	38	5,754

Health Care Providers & Services — 4.1%

Anthem, Inc.	59	16,594

Humana, Inc.	10	2,759

McKesson Corp.	52	7,002

Tenet Healthcare Corp.*	225	4,638

UnitedHealth Group, Inc.	64	15,592

		46,585

Health Care Technology — 0.8%

Veeva Systems, Inc., Class A*	53	8,640

Hotels, Restaurants & Leisure — 2.9%

Hilton Worldwide Holdings, Inc.	27	2,649

Starbucks Corp.	238	19,968

Wendy’s Co. (The)	229	4,484

Yum! Brands, Inc.	59	6,540

		33,641

Household Durables — 1.4%

Garmin Ltd.	104	8,323

PulteGroup, Inc.	243	7,681

		16,004

Independent Power and Renewable Electricity Producers — 0.4%

NRG Energy, Inc.	132	4,639

Industrial Conglomerates — 0.1%

Carlisle Cos., Inc.	4	562

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — 0.7%

Allstate Corp. (The)	10	1,058

Everest Re Group Ltd.	3	766

First American Financial Corp.	41	2,218

Lincoln National Corp.	36	2,288

Progressive Corp. (The)	25	1,990

		8,320

Interactive Media & Services — 6.4%

Alphabet, Inc., Class A*	27	29,019

Alphabet, Inc., Class C*	20	21,294

Facebook, Inc., Class A*	84	16,231

IAC/InterActiveCorp*	32	6,983

		73,527

Internet & Direct Marketing Retail — 7.0%

Amazon.com, Inc.*	26	48,666

eBay, Inc.	347	13,687

Etsy, Inc.*	134	8,248

Expedia Group, Inc.	76	10,084

		80,685

IT Services — 9.6%

Euronet Worldwide, Inc.*	59	9,993

Leidos Holdings, Inc.	116	9,295

Mastercard, Inc., Class A	21	5,529

PayPal Holdings, Inc.*	289	33,033

VeriSign, Inc.*	44	9,203

Visa, Inc., Class A	251	43,509

		110,562

Life Sciences Tools & Services — 0.9%

IQVIA Holdings, Inc.*	63	10,072

Machinery — 1.3%

Allison Transmission Holdings, Inc.	192	8,881

Cummins, Inc.	18	2,998

Deere & Co.	22	3,596

		15,475

Media — 3.8%

Altice USA, Inc., Class A*	210	5,108

AMC Networks, Inc., Class A*	52	2,817

Comcast Corp., Class A	228	9,644

Discovery, Inc., Class A* (a)	135	4,154

Nexstar Media Group, Inc., Class A	78	7,868

Omnicom Group, Inc.	59	4,819

Sinclair Broadcast Group, Inc., Class A	166	8,892

		43,302

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — 1.3%

ConocoPhillips	154	9,388

Peabody Energy Corp.	227	5,475

		14,863

Personal Products — 0.6%

Herbalife Nutrition Ltd.*	169	7,235

Pharmaceuticals — 1.5%

Allergan plc	40	6,730

Horizon Therapeutics plc*	112	2,695

Jazz Pharmaceuticals plc*	54	7,670

		17,095

Professional Services — 0.8%

ManpowerGroup, Inc.	26	2,483

Robert Half International, Inc.	114	6,499

		8,982

Road & Rail — 1.6%

CSX Corp.	183	14,128

Lyft, Inc., Class A* (a)	15	992

Union Pacific Corp.	16	2,706

		17,826

Semiconductors & Semiconductor Equipment — 3.8%

Applied Materials, Inc.	327	14,703

Lam Research Corp.	53	9,918

Micron Technology, Inc.*	23	880

NXP Semiconductors NV (Netherlands)	187	18,234

		43,735

Software — 14.2%

Atlassian Corp. plc, Class A*	101	13,228

Fortinet, Inc.*	104	7,983

Microsoft Corp.	594	79,633

Oracle Corp.	580	33,020

Palo Alto Networks, Inc.*	25	5,053

VMware, Inc., Class A	109	18,209

Zscaler, Inc.*	74	5,694

		162,820

Specialty Retail — 3.5%

Advance Auto Parts, Inc.	17	2,543

AutoZone, Inc.*	9	9,345

Foot Locker, Inc.	90	3,777

Ross Stores, Inc.	154	15,235

Ulta Beauty, Inc.*	26	9,089

		39,989

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	17

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Technology Hardware, Storage & Peripherals — 5.1%

Apple, Inc.	232	45,868

Dell Technologies, Inc., Class C*	75	3,784

HP, Inc.	219	4,553

Xerox Corp.	125	4,430

		58,635

Textiles, Apparel & Luxury Goods — 0.3%

Under Armour, Inc., Class A*	134	3,389

Trading Companies & Distributors — 0.8%

United Rentals, Inc.*	72	9,536

Total Common Stocks (Cost $837,138)		1,125,083

Short-Term Investments — 2.3%

Investment Companies — 2.3%

JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (b) (c) (Cost $26,678)	26,669	26,680

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment of Cash Collateral from Securities Loaned — 0.1%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (b) (c) (Cost $1,273)	1,273	1,273

Total Investments — 100.4% (Cost $865,089)		1,153,036
Liabilities in Excess of Other Assets — (0.4)%		(4,698)

NET ASSETS — 100.0%		1,148,338

Percentages indicated are based on net assets.

Abbreviations

(a)	The security or a portion of this security is on loan at June 30, 2019. The total value of securities on loan at June 30, 2019 is approximately $1,263,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
S&P 500 E-Mini Index	151	09/2019	USD	22,227	313

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.2%

Aerospace & Defense — 1.7%

Huntington Ingalls Industries, Inc.	23	5,128

Spirit AeroSystems Holdings, Inc., Class A	25	2,010

Teledyne Technologies, Inc.*	6	1,725

		8,863

Air Freight & Logistics — 0.1%

CH Robinson Worldwide, Inc.	8	708

Auto Components — 0.7%

Lear Corp.	25	3,537

Banks — 2.9%

Comerica, Inc.	17	1,242

East West Bancorp, Inc.	20	931

KeyCorp	82	1,452

Popular, Inc. (Puerto Rico)	105	5,684

Regions Financial Corp.	77	1,146

Signature Bank	28	3,371

SVB Financial Group*	7	1,617

		15,443

Biotechnology — 1.2%

Alkermes plc*	35	784

Alnylam Pharmaceuticals, Inc.*	22	1,560

BioMarin Pharmaceutical, Inc.*	1	111

Bluebird Bio, Inc.*	7	891

Exelixis, Inc.*	45	964

Incyte Corp.*	9	756

Moderna, Inc.* (a)	89	1,302

		6,368

Building Products — 1.9%

Masco Corp.	258	10,124

Capital Markets — 3.7%

E*TRADE Financial Corp.	8	334

LPL Financial Holdings, Inc.	100	8,153

MarketAxess Holdings, Inc.	4	1,286

MSCI, Inc.	36	8,525

Raymond James Financial, Inc.	15	1,243

		19,541

Chemicals — 1.5%

Cabot Corp.	53	2,528

Eastman Chemical Co.	2	187

Huntsman Corp.	170	3,483

Westlake Chemical Corp.	26	1,834

		8,032

INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — 0.2%

Clean Harbors, Inc.*	16	1,152

Communications Equipment — 0.7%

CommScope Holding Co., Inc.*	131	2,065

F5 Networks, Inc.*	12	1,748

		3,813

Construction & Engineering — 2.1%

AECOM*	156	5,905

Jacobs Engineering Group, Inc.	62	5,257

		11,162

Containers & Packaging — 1.7%

Avery Dennison Corp.	23	2,672

Berry Global Group, Inc.*	117	6,153

		8,825

Diversified Consumer Services — 0.5%

frontdoor, Inc.*	26	1,143

ServiceMaster Global Holdings, Inc.*	29	1,532

		2,675

Electrical Equipment — 0.8%

GrafTech International Ltd. (a)	174	1,995

Regal Beloit Corp.	26	2,100

		4,095

Electronic Equipment, Instruments & Components — 0.8%

CDW Corp.	23	2,586

Coherent, Inc.*	13	1,828

		4,414

Energy Equipment & Services — 0.2%

Baker Hughes a GE Co.	37	914

Entertainment — 2.0%

Activision Blizzard, Inc.	24	1,114

Take-Two Interactive Software, Inc.*	70	7,902

Viacom, Inc., Class B	18	523

Zynga, Inc., Class A*	181	1,111

		10,650

Equity Real Estate Investment Trusts (REITs) — 9.6%

American Homes 4 Rent, Class A	48	1,167

Camden Property Trust	6	616

CoreSite Realty Corp.	2	242

Douglas Emmett, Inc.	10	402

Duke Realty Corp.	66	2,092

Equinix, Inc.	16	8,170

Equity Commonwealth	61	1,989

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	19

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — continued

Equity LifeStyle Properties, Inc.	20	2,402

Equity Residential	34	2,612

Gaming and Leisure Properties, Inc.	81	3,138

Healthcare Trust of America, Inc., Class A	56	1,533

Host Hotels & Resorts, Inc.	79	1,445

Hudson Pacific Properties, Inc.	18	589

Invitation Homes, Inc.	111	2,975

Liberty Property Trust	92	4,599

Mid-America Apartment Communities, Inc.	7	856

Paramount Group, Inc.	12	169

Realty Income Corp.	124	8,566

Regency Centers Corp.	10	647

Retail Properties of America, Inc., Class A	90	1,052

SBA Communications Corp.*	3	585

Sun Communities, Inc.	27	3,423

VICI Properties, Inc.	74	1,620

		50,889

Food Products — 4.0%

Archer-Daniels-Midland Co.	63	2,566

Ingredion, Inc.	14	1,163

Pilgrim’s Pride Corp.*	149	3,773

Post Holdings, Inc.*	21	2,152

Tyson Foods, Inc., Class A	143	11,546

		21,200

Gas Utilities — 0.9%

National Fuel Gas Co.	11	554

UGI Corp.	75	4,030

		4,584

Health Care Equipment & Supplies — 3.5%

Cooper Cos., Inc. (The)	1	202

Dentsply Sirona, Inc.	39	2,288

Hill-Rom Holdings, Inc.	50	5,179

Hologic, Inc.*	43	2,084

STERIS plc	2	342

Teleflex, Inc.	4	1,391

Zimmer Biomet Holdings, Inc.	61	7,217

		18,703

Health Care Providers & Services — 3.9%

AmerisourceBergen Corp.	45	3,820

Cardinal Health, Inc.	54	2,543

Centene Corp.*	101	5,286

DaVita, Inc.*	91	5,114

Premier, Inc., Class A* (a)	104	4,048

		20,811

INVESTMENTS	SHARES (000)		VALUE ($000)

Hotels, Restaurants & Leisure — 3.8%

Chipotle Mexican Grill, Inc.*	4		2,932

Hilton Worldwide Holdings, Inc.	38		3,704

Wyndham Destinations, Inc.	238		10,448

Yum China Holdings, Inc. (China)	66		3,045

			20,129

Household Durables — 1.0%

Garmin Ltd.	15		1,173

NVR, Inc.*	—	(b)	1,516

PulteGroup, Inc.	72		2,261

			4,950

Independent Power and Renewable Electricity Producers — 4.7%

AES Corp.	502		8,407

NRG Energy, Inc.	215		7,554

Vistra Energy Corp.	392		8,866

			24,827

Industrial Conglomerates — 0.6%

Carlisle Cos., Inc.	21		2,991

Insurance — 3.9%

American Financial Group, Inc.	25		2,562

American National Insurance Co.	2		210

Arch Capital Group Ltd.*	16		592

Assurant, Inc.	3		356

Assured Guaranty Ltd.	16		682

Everest Re Group Ltd.	9		2,299

Fidelity National Financial, Inc.	17		695

First American Financial Corp.	64		3,426

Hanover Insurance Group, Inc. (The)	24		3,066

Hartford Financial Services Group, Inc. (The)	15		830

Lincoln National Corp.	15		973

Old Republic International Corp.	15		331

Progressive Corp. (The)	23		1,862

Willis Towers Watson plc	15		2,835

			20,719

Interactive Media & Services — 0.7%

Twitter, Inc.*	98		3,406

Internet & Direct Marketing Retail — 0.4%

Chewy, Inc., Class A*	54		1,904

IT Services — 7.6%

Akamai Technologies, Inc.*	56		4,480

Black Knight, Inc.*	52		3,153

Booz Allen Hamilton Holding Corp.	28		1,874

Fidelity National Information Services, Inc.	18		2,220

Genpact Ltd.	285		10,867

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

IT Services — continued

Leidos Holdings, Inc.	56	4,448

Sabre Corp.	147	3,268

Total System Services, Inc.	39	4,977

Worldpay, Inc., Class A*	40	4,951

		40,238

Life Sciences Tools & Services — 0.6%

Agilent Technologies, Inc.	45	3,323

Machinery — 3.4%

Allison Transmission Holdings, Inc.	40	1,859

Crane Co.	44	3,688

Gardner Denver Holdings, Inc.*	102	3,515

Ingersoll-Rand plc	47	5,928

Timken Co. (The)	54	2,757

		17,747

Media — 2.6%

Altice USA, Inc., Class A*	57	1,378

DISH Network Corp., Class A*	77	2,954

Sinclair Broadcast Group, Inc., Class A	178	9,525

		13,857

Metals & Mining — 0.9%

Reliance Steel & Aluminum Co.	13	1,249

Steel Dynamics, Inc.	115	3,485

		4,734

Multiline Retail — 1.0%

Dollar General Corp.	40	5,379

Multi-Utilities — 0.8%

CenterPoint Energy, Inc.	38	1,099

Consolidated Edison, Inc.	36	3,139

		4,238

Oil, Gas & Consumable Fuels — 3.4%

Cabot Oil & Gas Corp.	70	1,600

Devon Energy Corp.	114	3,237

Marathon Oil Corp.	294	4,184

Marathon Petroleum Corp.	35	1,928

PBF Energy, Inc., Class A	66	2,078

Valero Energy Corp.	11	933

Williams Cos., Inc. (The)	142	3,985

WPX Energy, Inc.*	20	229

		18,174

Paper & Forest Products — 0.5%

Domtar Corp.	53	2,356

INVESTMENTS	SHARES (000)	VALUE ($000)

Personal Products — 0.1%

Nu Skin Enterprises, Inc., Class A	14	705

Pharmaceuticals — 1.0%

Elanco Animal Health, Inc.*	46	1,538

Mylan NV*	77	1,468

Nektar Therapeutics*	26	921

Perrigo Co. plc	32	1,505

		5,432

Professional Services — 2.9%

CoStar Group, Inc.*	5	2,604

IHS Markit Ltd.*	95	6,072

ManpowerGroup, Inc.	57	5,545

Nielsen Holdings plc	50	1,137

		15,358

Real Estate Management & Development — 0.3%

CBRE Group, Inc., Class A*	24	1,252

Road & Rail — 0.8%

Landstar System, Inc.	9	940

Lyft, Inc., Class A* (a)	14	887

Schneider National, Inc., Class B	132	2,413

		4,240

Semiconductors & Semiconductor Equipment — 3.9%

KLA-Tencor Corp.	17	1,986

Lam Research Corp.	41	7,702

Marvell Technology Group Ltd.	267	6,366

MKS Instruments, Inc.	24	1,862

ON Semiconductor Corp.*	131	2,637

Teradyne, Inc.	5	244

		20,797

Software — 1.1%

Fair Isaac Corp.*	8	2,450

Nuance Communications, Inc.*	199	3,181

		5,631

Specialty Retail — 2.8%

AutoZone, Inc.*	2	1,979

Best Buy Co., Inc.	133	9,239

O’Reilly Automotive, Inc.*	10	3,767

		14,985

Technology Hardware, Storage & Peripherals — 3.9%

Dell Technologies, Inc., Class C*	158	8,037

NCR Corp.*	54	1,689

Xerox Corp.	306	10,850

		20,576

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	21

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Textiles, Apparel & Luxury Goods — 0.5%

Lululemon Athletica, Inc.*	14	2,559

Trading Companies & Distributors — 1.2%

HD Supply Holdings, Inc.*	162	6,525

Wireless Telecommunication Services — 0.2%

Telephone & Data Systems, Inc.	41	1,234

Total Common Stocks (Cost $421,780)		524,769

Short-Term Investments — 1.3%

Investment Companies — 1.3%

JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (c) (d) (Cost $7,093)	7,090	7,093

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment of Cash Collateral from Securities Loaned — 1.1%

JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (c) (d)	3,000	3,001

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (c) (d)	2,904	2,904

Total Investment of Cash Collateral from Securities Loaned (Cost $5,904)		5,905

Total Investments — 101.6% (Cost $434,777)		537,767
Liabilities in Excess of Other Assets — (1.6)%		(8,534)

NET ASSETS — 100.0%		529,233

Percentages indicated are based on net assets.

Abbreviations

(a)	The security or a portion of this security is on loan at June 30, 2019. The total value of securities on loan at June 30, 2019 is approximately $5,804,000.
(b)	Amount rounds to less than one thousand.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
S&P Midcap 400 E-Mini Index	23	09/2019	USD	4,491	84

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

JPMorgan Intrepid Sustainable Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.5%

Banks — 5.9%

Bank of America Corp.	23	674

Citigroup, Inc.	12	847

PNC Financial Services Group, Inc. (The)	2	277

		1,798

Beverages — 2.7%

PepsiCo, Inc.	6	839

Biotechnology — 5.4%

AbbVie, Inc.	3	209

Amgen, Inc.	4	740

Gilead Sciences, Inc.	10	700

		1,649

Building Products — 1.1%

Armstrong World Industries, Inc.	3	267

Johnson Controls International plc	2	63

		330

Capital Markets — 0.4%

Bank of New York Mellon Corp. (The)	3	128

Chemicals — 1.0%

Axalta Coating Systems Ltd.*	11	314

Communications Equipment — 3.0%

Cisco Systems, Inc.	17	907

Consumer Finance — 3.2%

Ally Financial, Inc.	8	259

American Express Co.	6	738

		997

Containers & Packaging — 1.7%

Ball Corp.	6	406

International Paper Co.	3	128

		534

Diversified Consumer Services — 0.8%

H&R Block, Inc.	9	258

Diversified Financial Services — 0.5%

Voya Financial, Inc.	3	162

Diversified Telecommunication Services — 2.9%

Verizon Communications, Inc.	16	892

Electric Utilities — 3.3%

Exelon Corp.	13	618

NextEra Energy, Inc.	2	394

		1,012

INVESTMENTS	SHARES (000)		VALUE ($000)

Energy Equipment & Services — 2.1%

Baker Hughes a GE Co.	8		201

Halliburton Co.	6		129

Schlumberger Ltd.	1		30

TechnipFMC plc (United Kingdom)	11		286

			646

Entertainment — 0.8%

Electronic Arts, Inc.*	2		252

Equity Real Estate Investment Trusts (REITs) — 2.4%

American Tower Corp.	3		679

Host Hotels & Resorts, Inc.	3		57

			736

Food & Staples Retailing — 1.0%

Walgreens Boots Alliance, Inc.	6		319

Food Products — 1.4%

General Mills, Inc.	8		416

Health Care Equipment & Supplies — 0.8%

Abbott Laboratories	3		241

Health Care Providers & Services — 5.7%

Anthem, Inc.	2		698

Centene Corp.*	2		102

Cigna Corp.	3		455

Humana, Inc.	1		247

UnitedHealth Group, Inc.	1		242

			1,744

Hotels, Restaurants & Leisure — 1.6%

Chipotle Mexican Grill, Inc.*	—	(a)	257

Yum! Brands, Inc.	2		243

			500

Household Durables — 1.1%

Garmin Ltd.	3		219

PulteGroup, Inc.	4		117

			336

Household Products — 1.6%

Procter & Gamble Co. (The)	5		502

Insurance — 4.1%

Lincoln National Corp.	4		254

Prudential Financial, Inc.	3		289

Travelers Cos., Inc. (The)	5		703

			1,246

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	23

JPMorgan Intrepid Sustainable Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Interactive Media & Services — 4.4%

Alphabet, Inc., Class A*	—	(a)	476

Alphabet, Inc., Class C*	1		865

			1,341

Internet & Direct Marketing Retail — 1.6%

Amazon.com, Inc.*	—	(a)	360

eBay, Inc.	4		138

			498

IT Services — 4.7%

Accenture plc, Class A	2		418

Leidos Holdings, Inc.	3		245

Mastercard, Inc., Class A	1		346

PayPal Holdings, Inc.*	4		419

			1,428

Machinery — 4.6%

AGCO Corp.	2		137

Allison Transmission Holdings, Inc.	6		267

Cummins, Inc.	1		245

Dover Corp.	1		125

Flowserve Corp.	5		255

Ingersoll-Rand plc	2		262

Xylem, Inc.	2		125

			1,416

Media — 1.2%

Comcast Corp., Class A	3		108

Omnicom Group, Inc.	3		267

			375

Multiline Retail — 1.3%

Target Corp.	5		397

Oil, Gas & Consumable Fuels — 3.3%

ConocoPhillips	2		120

CVR Energy, Inc.	3		144

Phillips 66	4		352

Valero Energy Corp.	5		389

			1,005

Pharmaceuticals — 0.6%

Eli Lilly & Co.	2		183

Professional Services — 0.8%

ManpowerGroup, Inc.	3		245

Real Estate Management & Development — 0.8%

CBRE Group, Inc., Class A*	5		247

INVESTMENTS	SHARES (000)	VALUE ($000)

Road & Rail — 2.3%

CSX Corp.	9	707

Semiconductors & Semiconductor Equipment — 3.1%

Applied Materials, Inc.	15	682

Lam Research Corp.	1	234

Teradyne, Inc.	1	36

		952

Software — 7.1%

Cadence Design Systems, Inc.*	4	260

Microsoft Corp.	14	1,908

		2,168

Specialty Retail — 2.7%

Best Buy Co., Inc.	3	229

Foot Locker, Inc.	3	138

TJX Cos., Inc. (The)	9	474

		841

Technology Hardware, Storage & Peripherals — 3.1%

Apple, Inc.	2	467

HP, Inc.	11	224

Xerox Corp.	7	247

		938

Textiles, Apparel & Luxury Goods — 0.9%

Deckers Outdoor Corp.*	1	262

Trading Companies & Distributors — 0.5%

United Rentals, Inc.*	1	152

Total Common Stocks (Cost $25,325)		29,913

Short-Term Investments — 5.4%

Investment Companies — 5.4%

JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (b) (c) (Cost $1,669)	1,668	1,669

Total Investments — 102.9% (Cost $26,994)		31,582
Liabilities in Excess of Other Assets — (2.9)%		(897)

NET ASSETS — 100.0%		30,685

Percentages indicated are based on net assets.

(a)	Amount rounds to less than one thousand.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

Futures contracts outstanding as of June 30, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

S&P 500 E-Mini Index	5	09/2019	USD	736	12

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	25

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.8%

Aerospace & Defense — 0.3%

TransDigm Group, Inc.*	6	3,096

Airlines — 0.8%

United Continental Holdings, Inc.*	88	7,739

Automobiles — 1.4%

General Motors Co.	360	13,882

Banks — 10.4%

Bank of America Corp.	1,138	33,008

CIT Group, Inc.	152	7,981

Citigroup, Inc.	443	31,015

Citizens Financial Group, Inc.	190	6,708

M&T Bank Corp.	48	8,129

Popular, Inc. (Puerto Rico)	144	7,832

Regions Financial Corp.	487	7,270

		101,943

Beverages — 0.8%

Molson Coors Brewing Co., Class B	45	2,497

PepsiCo, Inc.	42	5,534

		8,031

Biotechnology — 4.2%

AbbVie, Inc.	107	7,788

Amgen, Inc.	85	15,709

Biogen, Inc.*	14	3,227

Celgene Corp.*	15	1,350

Gilead Sciences, Inc.	194	13,073

		41,147

Building Products — 0.8%

Armstrong World Industries, Inc.	80	7,757

Capital Markets — 0.7%

Ameriprise Financial, Inc.	48	6,939

Chemicals — 1.4%

CF Industries Holdings, Inc.	182	8,496

Huntsman Corp.	252	5,143

		13,639

Communications Equipment — 1.4%

Cisco Systems, Inc.	216	11,833

Ubiquiti Networks, Inc.	14	1,788

		13,621

Construction & Engineering — 0.8%

AECOM*	85	3,206

EMCOR Group, Inc.	50	4,405

		7,611

INVESTMENTS	SHARES (000)	VALUE ($000)

Consumer Finance — 2.7%

Ally Financial, Inc.	111	3,434

American Express Co.	55	6,826

Credit Acceptance Corp.*	17	8,255

Discover Financial Services	103	7,984

		26,499

Containers & Packaging — 1.1%

Ball Corp.	79	5,543

Crown Holdings, Inc.*	92	5,628

		11,171

Diversified Financial Services — 0.8%

Voya Financial, Inc.	151	8,323

Diversified Telecommunication Services — 2.2%

Verizon Communications, Inc.	369	21,087

Electric Utilities — 3.7%

American Electric Power Co., Inc.	50	4,436

Entergy Corp.	25	2,542

Exelon Corp.	463	22,177

OGE Energy Corp.	147	6,269

Southern Co. (The)	17	951

		36,375

Electronic Equipment, Instruments & Components — 0.3%

Tech Data Corp.*	31	3,190

Equity Real Estate Investment Trusts (REITs) — 5.0%

American Tower Corp.	36	7,278

Essex Property Trust, Inc.	28	8,057

Extra Space Storage, Inc.	31	3,332

GEO Group, Inc. (The)	113	2,368

Medical Properties Trust, Inc.	412	7,182

Park Hotels & Resorts, Inc.	233	6,424

SBA Communications Corp.*	35	7,757

SL Green Realty Corp.	83	6,679

		49,077

Food & Staples Retailing — 1.4%

Walgreens Boots Alliance, Inc.	30	1,624

Walmart, Inc.	112	12,319

		13,943

Food Products — 2.3%

Pilgrim’s Pride Corp.*	291	7,386

Post Holdings, Inc.*	74	7,683

Tyson Foods, Inc., Class A	96	7,751

		22,820

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Equipment & Supplies — 0.6%

Hologic, Inc.*	112	5,393

Health Care Providers & Services — 4.0%

AmerisourceBergen Corp.	44	3,786

Anthem, Inc.	57	16,142

McKesson Corp.	29	3,870

Tenet Healthcare Corp.*	175	3,614

UnitedHealth Group, Inc.	48	11,664

		39,076

Hotels, Restaurants & Leisure — 2.5%

Starbucks Corp.	196	16,439

Wendy’s Co. (The)	405	7,934

		24,373

Household Durables — 0.7%

PulteGroup, Inc.	116	3,671

Toll Brothers, Inc.	78	2,871

		6,542

Household Products — 1.5%

Procter & Gamble Co. (The)	133	14,605

Independent Power and Renewable Electricity Producers — 2.2%

AES Corp.	430	7,214

NRG Energy, Inc.	223	7,835

Vistra Energy Corp.	294	6,656

		21,705

Industrial Conglomerates — 0.8%

Carlisle Cos., Inc.	54	7,582

Insurance — 7.1%

Allstate Corp. (The)	189	19,219

Aon plc	28	5,326

Lincoln National Corp.	116	7,457

Mercury General Corp.	74	4,643

MetLife, Inc.	86	4,287

Primerica, Inc.	56	6,681

Travelers Cos., Inc. (The)	144	21,501

		69,114

IT Services — 1.5%

Euronet Worldwide, Inc.*	38	6,393

Leidos Holdings, Inc.	99	7,905

		14,298

Life Sciences Tools & Services — 0.9%

IQVIA Holdings, Inc.*	54	8,624

INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — 2.6%

Allison Transmission Holdings, Inc.	166	7,671

Caterpillar, Inc.	14	1,854

Cummins, Inc.	45	7,710

Dover Corp.	77	7,715

		24,950

Media — 5.5%

Altice USA, Inc., Class A*	179	4,349

AMC Networks, Inc., Class A*	73	3,994

Comcast Corp., Class A	615	25,990

Nexstar Media Group, Inc., Class A	76	7,686

Omnicom Group, Inc.	56	4,581

Sinclair Broadcast Group, Inc., Class A	143	7,653

		54,253

Metals & Mining — 0.1%

Steel Dynamics, Inc.	45	1,344

Oil, Gas & Consumable Fuels — 9.7%

Cabot Oil & Gas Corp.	92	2,105

Chevron Corp.	266	33,145

ConocoPhillips	352	21,466

CVR Energy, Inc.	99	4,924

HollyFrontier Corp.	115	5,332

PBF Energy, Inc., Class A	148	4,623

Peabody Energy Corp.	158	3,817

Phillips 66	102	9,532

Valero Energy Corp.	114	9,751

		94,695

Paper & Forest Products — 0.7%

Domtar Corp.	157	6,991

Personal Products — 0.7%

Herbalife Nutrition Ltd.*	169	7,231

Pharmaceuticals — 3.8%

Allergan plc	32	5,358

Eli Lilly & Co.	11	1,241

Jazz Pharmaceuticals plc*	57	8,154

Mylan NV*	128	2,441

Pfizer, Inc.	456	19,768

		36,962

Professional Services — 0.9%

ManpowerGroup, Inc.	87	8,443

Road & Rail — 1.0%

CSX Corp.	124	9,617

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	27

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Semiconductors & Semiconductor Equipment — 3.6%

Applied Materials, Inc.	139	6,229

Lam Research Corp.	39	7,326

Micron Technology, Inc.*	150	5,773

NXP Semiconductors NV (Netherlands)	94	9,136

QUALCOMM, Inc.	84	6,382

		34,846

Software — 1.3%

Oracle Corp.	121	6,911

VMware, Inc., Class A	33	5,551

		12,462

Specialty Retail — 2.1%

AutoZone, Inc.*	5	5,717

O’Reilly Automotive, Inc.*	40	14,625

		20,342

Textiles, Apparel & Luxury Goods — 0.5%

Deckers Outdoor Corp.*	26	4,593

Tobacco — 0.6%

Altria Group, Inc.	118	5,587

INVESTMENTS	SHARES (000)	VALUE ($000)

Trading Companies & Distributors — 0.4%

United Rentals, Inc.*	31	4,072

Total Common Stocks (Cost $824,302)		955,590

Short-term Investments — 2.4%

Investment Companies — 2.4%

JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a) (b) (Cost $23,318)	23,309	23,318

Total Investments — 100.2% (Cost $847,620)		978,908
Liabilities in Excess of Other Assets — (0.2)%		(1,530)

NET ASSETS — 100.0%		977,378

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2019 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

S&P 500 E-Mini Index	142	09/2019	USD	20,902	127

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	29

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2019

(Amounts in thousands, except per share amounts)

	JPMorgan Intrepid America Fund	JPMorgan Intrepid Growth Fund	JPMorgan Intrepid Mid Cap Fund
ASSETS:
Investments in non-affiliates, at value	$2,526,951	$1,125,083	$524,769
Investments in affiliates, at value	63,458	26,680	7,093
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	7,079	1,273	5,905
Cash	148	36	19
Deposits at broker for futures contracts	2,909	1,169	325
Receivables:
Investment securities sold	4,861	67,866	49,949
Fund shares sold	242	357	515
Dividends from non-affiliates	1,475	412	601
Dividends from affiliates	4	2	—	(a)
Securities lending income (See Note 2.C.)	16	6	18
Variation margin on futures contracts	258	134	83

Total Assets	2,607,401	1,223,018	589,277

LIABILITIES:
Payables:
Investment securities purchased	—	72,388	51,612
Collateral received on securities loaned (See Note 2.C.)	7,079	1,273	5,905
Fund shares redeemed	549	481	2,006
Accrued liabilities:
Investment advisory fees	641	292	220
Administration fees	30	—	—	(a)
Distribution fees	64	62	71
Service fees	86	85	91
Custodian and accounting fees	35	14	18
Other	158	85	121

Total Liabilities	8,642	74,680	60,044

Net Assets	$2,598,759	$1,148,338	$529,233

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

	JPMorgan Intrepid America Fund	JPMorgan Intrepid Growth Fund	JPMorgan Intrepid Mid Cap Fund
NET ASSETS:
Paid-in-Capital	$1,862,332	$756,037	$405,027
Total distributable earnings (loss) (a)	736,427	392,301	124,206

Total Net Assets	$2,598,759	$1,148,338	$529,233

Net Assets:
Class A	$298,845	$106,993	$204,131
Class C	3,739	35,931	42,429
Class I	126,734	163,324	188,694
Class R2	1,540	45,086	—
Class R3	—	—	15,456
Class R4	—	—	1,202
Class R5	6,748	194,550	—
Class R6	2,161,153	602,454	77,321

Total	$2,598,759	$1,148,338	$529,233

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	8,121	1,890	11,194
Class C	102	648	2,898
Class I	3,337	2,836	9,689
Class R2	43	816	—
Class R3	—	—	853
Class R4	—	—	62
Class R5	178	3,424	—
Class R6	58,135	10,604	3,967
Net Asset Value (b):
Class A — Redemption price per share	$36.80	$56.61	$18.24
Class C — Offering price per share (c)	36.52	55.45	14.64
Class I — Offering and redemption price per share	37.98	57.60	19.48
Class R2 — Offering and redemption price per share	35.85	55.27	—
Class R3 — Offering and redemption price per share	—	—	18.12
Class R4 — Offering and redemption price per share	—	—	19.41
Class R5 — Offering and redemption price per share	37.88	56.82	—
Class R6 — Offering and redemption price per share	37.17	56.81	19.49
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$38.84	$59.75	$19.25

Cost of investments in non-affiliates	$2,103,316	$837,138	$421,780
Cost of investments in affiliates	63,452	26,678	7,093
Investment securities on loan, at value (See Note 2.C.)	7,044	1,263	5,804
Cost of investment of cash collateral (See Note 2.C.)	7,079	1,273	5,904

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	31

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2019 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Intrepid Sustainable Equity Fund		JPMorgan Intrepid Value Fund
ASSETS:
Investments in non-affiliates, at value	$29,913		$955,590
Investments in affiliates, at value	1,669		23,318
Cash	2		37
Deposits at broker for futures contracts	72		999
Receivables:
Investment securities sold	—		55,039
Fund shares sold	22		1,266
Dividends from non-affiliates	16		661
Dividends from affiliates	—	(a)	2
Securities lending income (See Note 2.C.)	—		—	(a)
Variation margin on futures contracts	3		102
Due from adviser	2		—

Total Assets	31,699		1,037,014

LIABILITIES:
Payables:
Investment securities purchased	960		58,460
Fund shares redeemed	1		603
Accrued liabilities:
Investment advisory fees	—		215
Distribution fees	4		28
Service fees	—		166
Custodian and accounting fees	11		12
Other	38		152

Total Liabilities	1,014		59,636

Net Assets	$30,685		$977,378

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

	JPMorgan Intrepid Sustainable Equity Fund	JPMorgan Intrepid Value Fund
NET ASSETS:
Paid-in-Capital	$24,088	$813,951
Total distributable earnings (loss) (a)	6,597	163,427

Total Net Assets	$30,685	$977,378

Net Assets:
Class A	$10,828	$72,888
Class C	2,949	19,139
Class I	16,908	698,989
Class R2	—	4,438
Class R5	—	48,910
Class R6	—	133,014

Total	$30,685	$977,378

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	259	2,320
Class C	72	619
Class I	401	22,107
Class R2	—	143
Class R5	—	1,541
Class R6	—	4,191

Net Asset Value (b):
Class A — Redemption price per share	$41.85	$31.42
Class C — Offering price per share (c)	40.98	30.90
Class I — Offering and redemption price per share	42.15	31.62
Class R2 — Offering and redemption price per share	—	31.12
Class R5 — Offering and redemption price per share	—	31.73
Class R6 — Offering and redemption price per share	—	31.74
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$44.17	$33.16

Cost of investments in non-affiliates	$25,325	$824,302
Cost of investments in affiliates	1,669	23,318

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	33

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2019

(Amounts in thousands)

	JPMorgan Intrepid America Fund	JPMorgan Intrepid Growth Fund	JPMorgan Intrepid Mid Cap Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$45	$16	$9
Interest income from affiliates	— (a)	— (a)	— (a)
Dividend income from non-affiliates	68,692	18,135	9,999
Dividend income from affiliates	1,719	593	227
Income from securities lending (net) (See Note 2.C.)	123	63	175

Total investment income	70,579	18,807	10,410

EXPENSES:
Investment advisory fees	14,154	5,787	4,156
Administration fees	2,780	904	502
Distribution fees:
Class A	799	259	620
Class C	33	277	391
Class R2	9	212	—
Class R3	—	—	38
Service fees:
Class A	799	259	620
Class C	11	92	130
Class I	284	481	600
Class R2	5	106	—
Class R3	—	—	38
Class R4	—	—	3
Class R5	6	198	—
Custodian and accounting fees	110	39	49
Professional fees	97	70	61
Trustees’ and Chief Compliance Officer’s fees	39	29	28
Printing and mailing costs	152	48	113
Registration and filing fees	99	103	118
Transfer agency fees (See Note 2.F.)	53	84	59
Other	71	30	20

Total expenses	19,501	8,978	7,546

Less fees waived	(5,656)	(3,205)	(1,028)
Less expense reimbursements	(18)	(6)	(5)

Net expenses	13,827	5,767	6,513

Net investment income (loss)	56,752	13,040	3,897

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	537,942	136,872	68,111
Investments in affiliates	2	— (a)	— (a)
Futures contracts	4,414	2,507	(168)

Net realized gain (loss)	542,358	139,379	67,943

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(476,103)	(70,149)	(69,554)
Investments in affiliates	6	2	1
Futures contracts	1,202	452	117

Change in net unrealized appreciation/depreciation	(474,895)	(69,695)	(69,436)

Net realized/unrealized gains (losses)	67,463	69,684	(1,493)

Change in net assets resulting from operations	$124,215	$82,724	$2,404

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

	JPMorgan Intrepid Sustainable Equity Fund	JPMorgan Intrepid Value Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1	$20
Interest income from affiliates	—	— (a)
Dividend income from non-affiliates	507	24,592
Dividend income from affiliates	19	698
Income from securities lending (net) (See Note 2.C.)	—	49

Total investment income	527	25,359

EXPENSES:
Investment advisory fees	128	4,366
Administration fees	20	853
Distribution fees:
Class A	25	202
Class C	24	160
Class R2	—	25
Service fees:
Class A	25	202
Class C	8	53
Class I	31	1,945
Class R2	—	12
Class R5	—	82
Custodian and accounting fees	28	37
Professional fees	56	68
Trustees’ and Chief Compliance Officer’s fees	25	29
Printing and mailing costs	2	72
Registration and filing fees	37	96
Transfer agency fees (See Note 2.F.)	5	34
Other	11	25

Total expenses	425	8,261

Less fees waived	(208)	(1,935)
Less expense reimbursements	(19)	(10)

Net expenses	198	6,316

Net investment income (loss)	329	19,043

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	2,383	84,774
Investments in affiliates	— (a)	1
Futures contracts	9	4,207

Net realized gain (loss)	2,392	88,982

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(192)	(67,174)
Investments in affiliates	— (a)	— (a)
Futures contracts	12	1,005

Change in net unrealized appreciation/depreciation	(180)	(66,169)

Net realized/unrealized gains (losses)	2,212	22,813

Change in net assets resulting from operations	$2,541	$41,856

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Intrepid America Fund		JPMorgan Intrepid Growth Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$56,752	$64,578	$13,040	$8,774
Net realized gain (loss)	542,358	416,447	139,379	136,463
Change in net unrealized appreciation/depreciation	(474,895)	233,270	(69,695)	82,031

Change in net assets resulting from operations	124,215	714,295	82,724	227,268

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(46,815)	(10,767)	(10,076)	(505)
Class C	(588)	(491)	(3,578)	—
Class I	(17,140)	(7,471)	(20,749)	(1,170)
Class R2	(276)	(257)	(4,245)	(12)
Class R5	(843)	(539)	(20,788)	(1,822)
Class R6	(480,090)	(467,263)	(60,741)	(5,125)

Total distributions to shareholders	(545,752)	(486,788)	(120,177)	(8,634)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,030,247)	(259,821)	16,197	(68,163)

NET ASSETS:
Change in net assets	(1,451,784)	(32,314)	(21,256)	150,471
Beginning of period	4,050,543	4,082,857	1,169,594	1,019,123

End of period	$2,598,759	$4,050,543	$1,148,338	$1,169,594

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan Intrepid America Fund	JPMorgan Intrepid Growth Fund
Class A
From net investment income	$(1,172)	$(505)
From net realized gains	(9,595)	—
Class C
From net realized gains	(491)	—
Class I
From net investment income	(610)	(1,170)
From net realized gains	(6,861)	—
Class R2
From net investment income	(15)	(12)
From net realized gains	(242)	—
Class R5
From net investment income	(71)	(1,822)
From net realized gains	(468)	—
Class R6
From net investment income	(64,689)	(5,125)
From net realized gains	(402,574)	—

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

	JPMorgan Intrepid Mid Cap Fund		JPMorgan Intrepid Sustainable Equity Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,897	$7,332	$329	$285
Net realized gain (loss)	67,943	102,707	2,392	1,537
Change in net unrealized appreciation/depreciation	(69,436)	(9,650)	(180)	343

Change in net assets resulting from operations	2,404	100,389	2,541	2,165

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(46,279)	(25,014)	(747)	(593)
Class C	(12,486)	(5,686)	(214)	(226)
Class I	(46,107)	(22,563)	(880)	(481)
Class R3	(3,226)	(1,038)	—	—
Class R4	(191)	(9)	—	—
Class R6	(13,230)	(17,271)	—	—

Total distributions to shareholders	(121,519)	(71,581)	(1,841)	(1,300)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(168,175)	(102,024)	8,039	3,037

NET ASSETS:
Change in net assets	(287,290)	(73,216)	8,739	3,902
Beginning of period	816,523	889,739	21,946	18,044

End of period	$529,233	$816,523	$30,685	$21,946

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

	JPMorgan Intrepid Mid Cap Fund	JPMorgan Intrepid Sustainable Equity Fund
Class A
From net investment income	$(2,004)	$(109)
From net realized gains	(23,010)	(484)
Class C
From net investment income	(32)	(18)
From net realized gains	(5,654)	(208)
Class I
From net investment income	(2,355)	(102)
From net realized gains	(20,208)	(379)
Class R3
From net investment income	(103)	—
From net realized gains	(935)	—
Class R4
From net investment income	(1)	—
From net realized gains	(8)	—
Class R6
From net investment income	(2,366)	—
From net realized gains	(14,905)	—

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Intrepid Value Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$19,043	$18,700
Net realized gain (loss)	88,982	127,733
Change in net unrealized appreciation/depreciation	(66,169)	(7,903)

Change in net assets resulting from operations	41,856	138,530

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(9,987)	(14,409)
Class C	(2,585)	(3,802)
Class I	(96,496)	(103,517)
Class R2	(579)	(2,926)
Class R5	(10,610)	(13,231)
Class R6	(15,052)	(23,984)

Total distributions to shareholders	(135,309)	(161,869)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(27,032)	(111,642)

NET ASSETS:
Change in net assets	(120,485)	(134,981)
Beginning of period	1,097,863	1,232,844

End of period	$977,378	$1,097,863

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

JPMorgan Intrepid Value Fund
Class A
From net investment income	$(1,401)
From net realized gains	(13,008)
Class C
From net investment income	(343)
From net realized gains	(3,459)
Class I
From net investment income	(12,174)
From net realized gains	(91,343)
Class R2
From net investment income	(234)
From net realized gains	(2,692)
Class R5
From net investment income	(1,696)
From net realized gains	(11,535)
Class R6
From net investment income	(2,924)
From net realized gains	(21,060)

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

	JPMorgan Intrepid America Fund		JPMorgan Intrepid Growth Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$240,679	$355,797	$23,602	$30,048
Distributions reinvested	46,624	10,595	6,926	308
Cost of shares redeemed	(280,826)	(75,779)	(24,982)	(36,549)

Change in net assets resulting from Class A capital transactions	$6,477	$290,613	$5,546	$(6,193)

Class C
Proceeds from shares issued	$444	$268	$5,263	$5,393
Distributions reinvested	548	458	2,906	—
Cost of shares redeemed	(1,487)	(7,072)	(8,391)	(18,709)

Change in net assets resulting from Class C capital transactions	$(495)	$(6,346)	$(222)	$(13,316)

Class I
Proceeds from shares issued	$86,636	$56,178	$42,963	$25,110
Distributions reinvested	16,892	7,177	19,170	1,069
Cost of shares redeemed	(55,962)	(192,805)	(86,816)	(49,004)

Change in net assets resulting from Class I capital transactions	$47,566	$(129,450)	$(24,683)	$(22,825)

Class R2
Proceeds from shares issued	$497	$443	$13,480	$42,516
Distributions reinvested	90	91	3,834	3
Cost of shares redeemed	(1,079)	(1,855)	(11,486)	(8,188)

Change in net assets resulting from Class R2 capital transactions	$(492)	$(1,321)	$5,828	$34,331

Class R5
Proceeds from shares issued	$3,797	$1,187	$22,080	$37,471
Distributions reinvested	499	334	19,502	1,534
Cost of shares redeemed	(2,598)	(752)	(41,585)	(69,349)

Change in net assets resulting from Class R5 capital transactions	$1,698	$769	$(3)	$(30,344)

Class R6
Proceeds from shares issued	$32,233	$269,386	$52,907	$137,691
Distributions reinvested	480,065	467,260	56,881	5,125
Cost of shares redeemed	(1,597,299)	(1,150,732)	(80,057)	(172,632)

Change in net assets resulting from Class R6 capital transactions	$(1,085,001)	$(414,086)	$29,731	$(29,816)

Total change in net assets resulting from capital transactions	$(1,030,247)	$(259,821)	$16,197	$(68,163)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Intrepid America Fund		JPMorgan Intrepid Growth Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	6,157	8,663	427	539
Reinvested	1,373	265	136	6
Redeemed	(7,761)	(1,851)	(436)	(647)

Change in Class A Shares	(231)	7,077	127	(102)

Class C
Issued	12	6	97	99
Reinvested	16	12	58	—
Redeemed	(41)	(170)	(152)	(351)

Change in Class C Shares	(13)	(152)	3	(252)

Class I
Issued	2,147	1,331	747	442
Reinvested	482	175	371	19
Redeemed	(1,548)	(4,665)	(1,560)	(898)

Change in Class I Shares	1,081	(3,159)	(442)	(437)

Class R2
Issued	14	12	244	738
Reinvested	3	2	77	— (a)
Redeemed	(30)	(47)	(208)	(146)

Change in Class R2 Shares	(13)	(33)	113	592

Class R5
Issued	96	29	387	664
Reinvested	14	8	383	27
Redeemed	(68)	(18)	(743)	(1,235)

Change in Class R5 Shares	42	19	27	(544)

Class R6
Issued	901	6,583	951	2,543
Reinvested	14,006	11,580	1,116	91
Redeemed	(43,645)	(27,858)	(1,391)	(3,065)

Change in Class R6 Shares	(28,738)	(9,695)	676	(431)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

	JPMorgan Intrepid Mid Cap Fund		JPMorgan Intrepid Sustainable Equity Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$29,916	$64,235	$2,348	$2,195
Distributions reinvested	40,963	22,481	718	573
Cost of shares redeemed	(134,149)	(86,519)	(1,953)	(1,593)

Change in net assets resulting from Class A capital transactions	$(63,270)	$197	$1,113	$1,175

Class C
Proceeds from shares issued	$4,428	$6,057	$525	$273
Distributions reinvested	11,150	4,798	197	209
Cost of shares redeemed	(23,180)	(31,724)	(1,137)	(2,534)

Change in net assets resulting from Class C capital transactions	$(7,602)	$(20,869)	$(415)	$(2,052)

Class I
Proceeds from shares issued	$46,939	$76,578	$9,527	$4,981
Distributions reinvested	39,134	19,557	879	463
Cost of shares redeemed	(146,883)	(120,847)	(3,065)	(1,530)

Change in net assets resulting from Class I capital transactions	$(60,810)	$(24,712)	$7,341	$3,914

Class R3
Proceeds from shares issued	$5,800	$6,268	$—	$—
Distributions reinvested	2,914	989	—	—
Cost of shares redeemed	(3,876)	(2,523)	—	—

Change in net assets resulting from Class R3 capital transactions	$4,838	$4,734	$—	$—

Class R4
Proceeds from shares issued	$419	$1,277	$—	$—
Distributions reinvested	191	9	—	—
Cost of shares redeemed	(417)	(105)	—	—

Change in net assets resulting from Class R4 capital transactions	$193	$1,181	$—	$—

Class R6
Proceeds from shares issued	$52,306	$69,523	$—	$—
Distributions reinvested	12,629	17,215	—	—
Cost of shares redeemed	(106,459)	(149,293)	—	—

Change in net assets resulting from Class R6 capital transactions	$(41,524)	$(62,555)	$—	$—

Total change in net assets resulting from capital transactions	$(168,175)	$(102,024)	$8,039	$3,037

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Intrepid Mid Cap Fund		JPMorgan Intrepid Sustainable Equity Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018	Year Ended June 30, 2019	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	1,581	2,794	58	53
Reinvested	2,426	1,000	19	14
Redeemed	(6,614)	(3,785)	(48)	(39)

Change in Class A Shares	(2,607)	9	29	28

Class C
Issued	287	313	14	6
Reinvested	821	253	5	5
Redeemed	(1,483)	(1,618)	(28)	(62)

Change in Class C Shares	(375)	(1,052)	(9)	(51)

Class I
Issued	2,306	3,189	235	119
Reinvested	2,168	824	23	11
Redeemed	(7,149)	(5,013)	(78)	(36)

Change in Class I Shares	(2,675)	(1,000)	180	94

Class R3
Issued	284	275	—	—
Reinvested	173	44	—	—
Redeemed	(213)	(111)	—	—

Change in Class R3 Shares	244	208	—	—

Class R4
Issued	23	51	—	—
Reinvested	11	— (a)	—	—
Redeemed	(20)	(4)	—	—

Change in Class R4 Shares	14	47	—	—

Class R6
Issued	2,722	2,860	—	—
Reinvested	698	724	—	—
Redeemed	(4,759)	(6,187)	—	—

Change in Class R6 Shares	(1,339)	(2,603)	—	—

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

	JPMorgan Intrepid Value Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$11,985	$19,635
Distributions reinvested	9,196	13,421
Cost of shares redeemed	(27,574)	(40,025)

Change in net assets resulting from Class A capital transactions	$(6,393)	$(6,969)

Class C
Proceeds from shares issued	$1,402	$1,990
Distributions reinvested	2,461	3,617
Cost of shares redeemed	(6,446)	(17,911)

Change in net assets resulting from Class C capital transactions	$(2,583)	$(12,304)

Class I
Proceeds from shares issued	$264,946	$195,675
Distributions reinvested	96,262	102,090
Cost of shares redeemed	(367,734)	(396,689)

Change in net assets resulting from Class I capital transactions	$(6,526)	$(98,924)

Class R2
Proceeds from shares issued	$1,113	$7,759
Distributions reinvested	330	2,532
Cost of shares redeemed	(2,425)	(23,607)

Change in net assets resulting from Class R2 capital transactions	$(982)	$(13,316)

Class R5
Proceeds from shares issued	$11,721	$16,647
Distributions reinvested	10,610	13,231
Cost of shares redeemed	(55,669)	(23,522)

Change in net assets resulting from Class R5 capital transactions	$(33,338)	$6,356

Class R6
Proceeds from shares issued	$30,950	$63,524
Distributions reinvested	15,044	23,588
Cost of shares redeemed	(23,204)	(73,597)

Change in net assets resulting from Class R6 capital transactions	$22,790	$13,515

Total change in net assets resulting from capital transactions	$(27,032)	$(111,642)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Intrepid Value Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Issued	363	536
Reinvested	314	392
Redeemed	(859)	(1,124)

Change in Class A Shares	(182)	(196)

Class C
Issued	47	57
Reinvested	85	107
Redeemed	(208)	(493)

Change in Class C Shares	(76)	(329)

Class I
Issued	8,250	5,456
Reinvested	3,260	2,964
Redeemed	(11,663)	(11,003)

Change in Class I Shares	(153)	(2,583)

Class R2
Issued	36	220
Reinvested	11	74
Redeemed	(73)	(683)

Change in Class R2 Shares	(26)	(389)

Class R5
Issued	353	463
Reinvested	358	383
Redeemed	(1,777)	(647)

Change in Class R5 Shares	(1,066)	199

Class R6
Issued	992	1,778
Reinvested	507	683
Redeemed	(719)	(2,083)

Change in Class R6 Shares	780	378

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Intrepid America Fund
Class A
Year Ended June 30, 2019	$41.04	$0.43	$0.78	$1.21	$(0.33)	$(5.12)	$(5.45)
Year Ended June 30, 2018	39.06	0.35	6.41	6.76	(0.48)	(4.30)	(4.78)
Year Ended June 30, 2017	34.75	0.28	5.30	5.58	(0.27)	(1.00)	(1.27)
Year Ended June 30, 2016	38.08	0.34	(1.15)	(0.81)	(0.27)	(2.25)	(2.52)
Year Ended June 30, 2015	37.28	0.44	2.57	3.01	(0.38)	(1.83)	(2.21)

Class C
Year Ended June 30, 2019	40.76	0.25	0.79	1.04	(0.16)	(5.12)	(5.28)
Year Ended June 30, 2018	38.59	0.25	6.22	6.47	—	(4.30)	(4.30)
Year Ended June 30, 2017	34.37	0.09	5.24	5.33	(0.11)	(1.00)	(1.11)
Year Ended June 30, 2016	37.74	0.18	(1.15)	(0.97)	(0.15)	(2.25)	(2.40)
Year Ended June 30, 2015	36.99	0.22	2.57	2.79	(0.21)	(1.83)	(2.04)

Class I
Year Ended June 30, 2019	42.22	0.56	0.78	1.34	(0.46)	(5.12)	(5.58)
Year Ended June 30, 2018	39.87	0.66	6.35	7.01	(0.36)	(4.30)	(4.66)
Year Ended June 30, 2017	35.48	0.39	5.41	5.80	(0.41)	(1.00)	(1.41)
Year Ended June 30, 2016	38.49	0.39	(1.09)	(0.70)	(0.06)	(2.25)	(2.31)
Year Ended June 30, 2015	37.61	0.53	2.61	3.14	(0.43)	(1.83)	(2.26)

Class R2
Year Ended June 30, 2019	40.14	0.35	0.74	1.09	(0.26)	(5.12)	(5.38)
Year Ended June 30, 2018	38.18	0.36	6.14	6.50	(0.24)	(4.30)	(4.54)
Year Ended June 30, 2017	34.01	0.19	5.17	5.36	(0.19)	(1.00)	(1.19)
Year Ended June 30, 2016	37.45	0.27	(1.15)	(0.88)	(0.31)	(2.25)	(2.56)
Year Ended June 30, 2015	36.82	0.33	2.55	2.88	(0.42)	(1.83)	(2.25)

Class R5
Year Ended June 30, 2019	42.11	0.62	0.78	1.40	(0.51)	(5.12)	(5.63)
Year Ended June 30, 2018	39.91	0.62	6.47	7.09	(0.59)	(4.30)	(4.89)
Year Ended June 30, 2017	35.53	0.46	5.40	5.86	(0.48)	(1.00)	(1.48)
Year Ended June 30, 2016	38.41	0.41	(1.04)	(0.63)	—	(2.25)	(2.25)
Year Ended June 30, 2015	37.54	0.60	2.61	3.21	(0.51)	(1.83)	(2.34)

Class R6
Year Ended June 30, 2019	41.44	0.65	0.74	1.39	(0.54)	(5.12)	(5.66)
Year Ended June 30, 2018	39.34	0.66	6.37	7.03	(0.63)	(4.30)	(4.93)
Year Ended June 30, 2017	35.03	0.49	5.33	5.82	(0.51)	(1.00)	(1.51)
November 2, 2015 (f) through June 30, 2016	39.15	0.41	(1.77)	(1.36)	(0.51)	(2.25)	(2.76)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$36.80	4.22%	$298,845	0.84%	1.11%	1.00%	98%
41.04	17.77	342,761	0.86	0.85	1.01	80
39.06	16.27	49,774	1.03	0.76	1.08	95
34.75	(2.08)	57,303	1.04	0.96	1.15	70
38.08	8.27	184,225	1.03	1.16	1.11	49

36.52	3.72	3,739	1.34	0.67	1.51	98
40.76	17.17	4,698	1.42	0.63	1.51	80
38.59	15.69	10,306	1.53	0.25	1.57	95
34.37	(2.55)	12,599	1.54	0.50	1.62	70
37.74	7.72	14,978	1.53	0.58	1.56	49

37.98	4.48	126,734	0.59	1.42	0.75	98
42.22	18.06	95,252	0.66	1.59	0.75	80
39.87	16.58	215,888	0.76	1.03	0.77	95
35.48	(1.77)	246,679	0.74	1.04	0.75	70
38.49	8.56	1,492,209	0.75	1.37	0.76	49

35.85	3.97	1,540	1.09	0.92	1.33	98
40.14	17.47	2,239	1.15	0.90	1.26	80
38.18	15.98	3,394	1.27	0.52	1.41	95
34.01	(2.30)	4,584	1.29	0.78	1.46	70
37.45	8.01	2,923	1.28	0.88	1.35	49

37.88	4.64	6,748	0.44	1.58	0.59	98
42.11	18.26	5,718	0.48	1.47	0.60	80
39.91	16.75	4,681	0.59	1.20	0.63	95
35.53	(1.57)	3,920	0.54	1.08	0.55	70
38.41	8.76	2,015,302	0.55	1.56	0.55	49

37.17	4.72	2,161,153	0.34	1.66	0.50	98
41.44	18.38	3,599,875	0.39	1.59	0.49	80
39.34	16.91	3,798,814	0.49	1.30	0.49	95
35.03	(3.39)	3,341,467	0.49	1.78	0.50	70

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Intrepid Growth Fund
Class A
Year Ended June 30, 2019	$59.09	$0.45		$3.01	$3.46	$(0.30)	$(5.64)	$(5.94)
Year Ended June 30, 2018	48.60	0.23		10.51	10.74	(0.25)	—	(0.25)
Year Ended June 30, 2017	40.37	0.22		8.27	8.49	(0.26)	—	(0.26)
Year Ended June 30, 2016	40.99	0.27		(0.63)	(0.36)	(0.26)	—	(0.26)
Year Ended June 30, 2015	37.05	0.25		3.88	4.13	(0.19)	—	(0.19)

Class C
Year Ended June 30, 2019	58.00	0.16		2.97	3.13	(0.04)	(5.64)	(5.68)
Year Ended June 30, 2018	47.72	(0.04)		10.32	10.28	—	—	—
Year Ended June 30, 2017	39.63	—	(f)	8.13	8.13	(0.04)	—	(0.04)
Year Ended June 30, 2016	40.26	0.07		(0.61)	(0.54)	(0.09)	—	(0.09)
Year Ended June 30, 2015	36.45	0.05		3.81	3.86	(0.05)	—	(0.05)

Class I
Year Ended June 30, 2019	60.04	0.60		3.05	3.65	(0.45)	(5.64)	(6.09)
Year Ended June 30, 2018	49.34	0.38		10.68	11.06	(0.36)	—	(0.36)
Year Ended June 30, 2017	40.99	0.34		8.40	8.74	(0.39)	—	(0.39)
Year Ended June 30, 2016	41.27	0.29		(0.55)	(0.26)	(0.02)	—	(0.02)
Year Ended June 30, 2015	37.23	0.32		3.93	4.25	(0.21)	—	(0.21)

Class R2
Year Ended June 30, 2019	57.95	0.30		2.93	3.23	(0.27)	(5.64)	(5.91)
Year Ended June 30, 2018	47.66	0.09		10.31	10.40	(0.11)	—	(0.11)
Year Ended June 30, 2017	39.66	0.11		8.12	8.23	(0.23)	—	(0.23)
Year Ended June 30, 2016	40.39	0.19		(0.63)	(0.44)	(0.29)	—	(0.29)
Year Ended June 30, 2015	36.49	0.12		3.85	3.97	(0.07)	—	(0.07)

Class R5
Year Ended June 30, 2019	59.32	0.68		2.99	3.67	(0.53)	(5.64)	(6.17)
Year Ended June 30, 2018	48.76	0.46		10.56	11.02	(0.46)	—	(0.46)
Year Ended June 30, 2017	40.51	0.42		8.29	8.71	(0.46)	—	(0.46)
Year Ended June 30, 2016	41.12	0.45		(0.62)	(0.17)	(0.44)	—	(0.44)
Year Ended June 30, 2015	37.09	0.41		3.91	4.32	(0.29)	—	(0.29)

Class R6
Year Ended June 30, 2019	59.32	0.74		2.98	3.72	(0.59)	(5.64)	(6.23)
Year Ended June 30, 2018	48.74	0.51		10.56	11.07	(0.49)	—	(0.49)
Year Ended June 30, 2017	40.50	0.44		8.29	8.73	(0.49)	—	(0.49)
November 2, 2015 (h) through June 30, 2016	42.20	0.36		(1.60)	(1.24)	(0.46)	—	(0.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Amount rounds to less than 0.005%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$56.61	7.06%	$106,993	0.84%	0.79%	1.12%	95%
59.09	22.13	104,167	0.86	0.42	1.11	69
48.60	21.12	90,633	0.92	0.50	1.20	68
40.37	(0.88)	90,529	0.93	0.66	1.23	70
40.99	11.16	106,573	0.96	0.62	1.16	64

55.45	6.51	35,931	1.34	0.29	1.61	95
58.00	21.54	37,416	1.36	(0.08)	1.61	69
47.72	20.52	42,811	1.41	0.00 (g)	1.67	68
39.63	(1.35)	48,717	1.42	0.19	1.71	70
40.26	10.60	49,309	1.46	0.12	1.66	64

57.60	7.33	163,324	0.59	1.04	0.86	95
60.04	22.45	196,798	0.61	0.67	0.86	69
49.34	21.43	183,265	0.68	0.75	0.89	68
40.99	(0.63)	151,419	0.68	0.70	0.88	70
41.27	11.43	708,276	0.74	0.80	0.87	64

55.27	6.78	45,086	1.09	0.54	1.49	95
57.95	21.84	40,763	1.10	0.16	1.37	69
47.66	20.82	5,277	1.17	0.26	1.68	68
39.66	(1.10)	4,207	1.17	0.50	1.76	70
40.39	10.87	1,205	1.22	0.31	1.45	64

56.82	7.48	194,550	0.44	1.19	0.71	95
59.32	22.66	201,539	0.45	0.83	0.71	69
48.76	21.65	192,164	0.48	0.94	0.72	68
40.51	(0.42)	205,213	0.47	1.13	0.74	70
41.12	11.66	189,466	0.54	1.02	0.70	64

56.81	7.59	602,454	0.34	1.29	0.61	95
59.32	22.78	588,911	0.36	0.92	0.61	69
48.74	21.70	504,973	0.43	0.99	0.61	68
40.50	(2.94)	488,138	0.42	1.38	0.61	70

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Intrepid Mid Cap Fund
Class A
Year Ended June 30, 2019	$22.76	$0.10	$(0.28)	$(0.18)	$(0.08)	$(4.26)	$(4.34)
Year Ended June 30, 2018	22.11	0.15	2.29	2.44	(0.13)	(1.66)	(1.79)
Year Ended June 30, 2017	19.48	0.08	2.62	2.70	(0.07)	— (f)	(0.07)
Year Ended June 30, 2016	21.82	0.15	(0.64)	(0.49)	(0.13)	(1.72)	(1.85)
Year Ended June 30, 2015	24.11	0.08	1.18	1.26	(0.09)	(3.46)	(3.55)

Class C
Year Ended June 30, 2019	19.23	— (f)	(0.30)	(0.30)	(0.03)	(4.26)	(4.29)
Year Ended June 30, 2018	18.90	0.04	1.96	2.00	(0.01)	(1.66)	(1.67)
Year Ended June 30, 2017	16.72	(0.04)	2.24	2.20	(0.02)	— (f)	(0.02)
Year Ended June 30, 2016	19.07	0.03	(0.58)	(0.55)	(0.08)	(1.72)	(1.80)
Year Ended June 30, 2015	21.56	(0.06)	1.06	1.00	(0.03)	(3.46)	(3.49)

Class I
Year Ended June 30, 2019	24.01	0.16	(0.29)	(0.13)	(0.14)	(4.26)	(4.40)
Year Ended June 30, 2018	23.22	0.22	2.41	2.63	(0.18)	(1.66)	(1.84)
Year Ended June 30, 2017	20.43	0.14	2.75	2.89	(0.10)	— (f)	(0.10)
Year Ended June 30, 2016	22.77	0.19	(0.64)	(0.45)	(0.17)	(1.72)	(1.89)
Year Ended June 30, 2015	24.97	0.14	1.24	1.38	(0.12)	(3.46)	(3.58)

Class R3
Year Ended June 30, 2019	22.70	0.11	(0.31)	(0.20)	(0.12)	(4.26)	(4.38)
Year Ended June 30, 2018	22.08	0.13	2.32	2.45	(0.17)	(1.66)	(1.83)
September 9, 2016 (h) through June 30, 2017	19.97	0.11	2.09	2.20	(0.09)	— (f)	(0.09)

Class R4
Year Ended June 30, 2019	23.95	0.16	(0.29)	(0.13)	(0.15)	(4.26)	(4.41)
Year Ended June 30, 2018	23.20	0.19	2.44	2.63	(0.22)	(1.66)	(1.88)
September 9, 2016 (h) through June 30, 2017	20.95	0.12	2.24	2.36	(0.11)	— (f)	(0.11)

Class R6
Year Ended June 30, 2019	24.04	0.21	(0.30)	(0.09)	(0.20)	(4.26)	(4.46)
Year Ended June 30, 2018	23.25	0.27	2.42	2.69	(0.24)	(1.66)	(1.90)
Year Ended June 30, 2017	20.42	0.19	2.76	2.95	(0.12)	— (f)	(0.12)
November 2, 2015 (h) through June 30, 2016	22.41	0.20	(0.29)	(0.09)	(0.18)	(1.72)	(1.90)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Amount rounds to less than 0.005%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$18.24	0.81%	$204,131	1.14%	0.49%	1.31%	82%
22.76	11.18	314,171	1.14	0.65	1.29	62
22.11	13.91	304,927	1.14	0.40	1.38	70
19.48	(1.71)	311,724	1.15	0.77	1.44	78
21.82	5.64	377,893	1.14	0.33	1.37	66

14.64	0.24	42,429	1.64	0.00 (g)	1.79	82
19.23	10.69	62,925	1.64	0.18	1.78	62
18.90	13.20	81,761	1.74	(0.21)	1.87	70
16.72	(2.35)	89,071	1.79	0.15	1.96	78
19.07	5.02	87,191	1.78	(0.31)	1.87	66

19.48	1.05	188,694	0.89	0.75	1.04	82
24.01	11.47	296,876	0.89	0.91	1.02	62
23.22	14.17	310,316	0.89	0.65	1.11	70
20.43	(1.48)	258,866	0.90	0.93	1.13	78
22.77	5.97	510,465	0.89	0.58	1.07	66

18.12	0.76	15,456	1.14	0.55	1.29	82
22.70	11.22	13,823	1.14	0.59	1.27	62
22.08	11.07	8,854	1.15	0.64	1.34	70

19.41	1.06	1,202	0.89	0.76	1.04	82
23.95	11.46	1,157	0.89	0.80	1.11	62
23.20	11.30	22	0.90	0.67	1.11	70

19.49	1.28	77,321	0.64	0.98	0.80	82
24.04	11.73	127,571	0.64	1.11	0.77	62
23.25	14.52	183,859	0.65	0.86	0.77	70
20.42	0.12	304,934	0.65	1.53	0.78	78

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Intrepid Sustainable Equity Fund
Class A
Year Ended June 30, 2019	$41.28	$0.50		$3.21		$3.71	$(0.41)	$(2.73)	$(3.14)
Year Ended June 30, 2018	39.35	0.58		4.05		4.63	(0.48)	(2.22)	(2.70)
Year Ended June 30, 2017	33.20	0.29		6.20		6.49	(0.34)	—	(0.34)
Year Ended June 30, 2016	34.01	0.62	(d)	(0.87	)(d)	(0.25)	(0.56)	—	(0.56)
Year Ended June 30, 2015	31.93	0.28		2.02		2.30	(0.22)	—	(0.22)

Class C
Year Ended June 30, 2019	40.44	0.29		3.16		3.45	(0.18)	(2.73)	(2.91)
Year Ended June 30, 2018	38.51	0.41		3.92		4.33	(0.18)	(2.22)	(2.40)
Year Ended June 30, 2017	32.48	0.11		6.06		6.17	(0.14)	—	(0.14)
Year Ended June 30, 2016	33.29	0.44	(d)	(0.85	)(d)	(0.41)	(0.40)	—	(0.40)
Year Ended June 30, 2015	31.38	0.12		1.98		2.10	(0.19)	—	(0.19)

Class I
Year Ended June 30, 2019	41.56	0.60		3.23		3.83	(0.51)	(2.73)	(3.24)
Year Ended June 30, 2018	39.59	0.66		4.10		4.76	(0.57)	(2.22)	(2.79)
Year Ended June 30, 2017	33.40	0.38		6.25		6.63	(0.44)	—	(0.44)
Year Ended June 30, 2016	34.22	0.68	(d)	(0.86	)(d)	(0.18)	(0.64)	—	(0.64)
Year Ended June 30, 2015	32.07	0.37		2.04		2.41	(0.26)	—	(0.26)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)

The amount reflects an out of period adjustment related to a corporate action involving two of the Fund’s holdings. Had the Fund not recorded the out of period adjustment, the net investment income (loss) per share would have been $0.33, $0.15 and $0.38, for Class A, Class C and Class I Shares, respectively, the net realized and unrealized gains (losses) on investment per share would have been $(0.58), $(0.56) and $(0.56) for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been 0.99%, 0.47% and 1.14% for Class A, Class C and Class I Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$41.85	9.90%	$10,828	0.83%	1.22%		1.73%	97%
41.28	11.88	9,497	0.90	1.41		1.92	38
39.35	19.64	7,943	1.08	0.80		2.29	53
33.20	(0.72)	8,760	1.15	1.90	(d)	1.95	31
34.01	7.22	10,933	1.15	0.85		1.87	35

40.98	9.34	2,949	1.33	0.73		2.22	97
40.44	11.35	3,277	1.42	1.01		2.45	38
38.51	19.02	5,063	1.58	0.30		2.79	53
32.48	(1.21)	6,131	1.65	1.38	(d)	2.46	31
33.29	6.71	6,874	1.65	0.36		2.36	35

42.15	10.18	16,908	0.58	1.46		1.45	97
41.56	12.16	9,172	0.64	1.59		1.63	38
39.59	19.95	5,038	0.83	1.04		2.03	53
33.40	(0.48)	4,148	0.90	2.05	(d)	1.65	31
34.22	7.51	4,833	0.90	1.10		1.59	35

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Intrepid Value Fund
Class A
Year Ended June 30, 2019	$34.53	$0.49	$0.55	$1.04	$(0.51)	$(3.64)	$(4.15)
Year Ended June 30, 2018	35.54	0.53	4.10	4.63	(0.55)	(5.09)	(5.64)
Year Ended June 30, 2017	31.20	0.47	4.66	5.13	(0.52)	(0.27)	(0.79)
Year Ended June 30, 2016	35.66	0.53	(2.95)	(2.42)	(0.49)	(1.55)	(2.04)
Year Ended June 30, 2015	37.13	0.46	1.38	1.84	(0.44)	(2.87)	(3.31)

Class C
Year Ended June 30, 2019	34.06	0.32	0.54	0.86	(0.38)	(3.64)	(4.02)
Year Ended June 30, 2018	35.14	0.35	4.05	4.40	(0.39)	(5.09)	(5.48)
Year Ended June 30, 2017	30.87	0.30	4.60	4.90	(0.36)	(0.27)	(0.63)
Year Ended June 30, 2016	35.29	0.36	(2.91)	(2.55)	(0.32)	(1.55)	(1.87)
Year Ended June 30, 2015	36.80	0.27	1.37	1.64	(0.28)	(2.87)	(3.15)

Class I
Year Ended June 30, 2019	34.71	0.57	0.55	1.12	(0.57)	(3.64)	(4.21)
Year Ended June 30, 2018	35.69	0.62	4.11	4.73	(0.62)	(5.09)	(5.71)
Year Ended June 30, 2017	31.34	0.53	4.67	5.20	(0.58)	(0.27)	(0.85)
Year Ended June 30, 2016	35.80	0.57	(2.95)	(2.38)	(0.53)	(1.55)	(2.08)
Year Ended June 30, 2015	37.25	0.51	1.40	1.91	(0.49)	(2.87)	(3.36)

Class R2
Year Ended June 30, 2019	34.26	0.40	0.54	0.94	(0.44)	(3.64)	(4.08)
Year Ended June 30, 2018	35.33	0.46	4.03	4.49	(0.47)	(5.09)	(5.56)
Year Ended June 30, 2017	31.04	0.38	4.62	5.00	(0.44)	(0.27)	(0.71)
Year Ended June 30, 2016	35.48	0.44	(2.92)	(2.48)	(0.41)	(1.55)	(1.96)
Year Ended June 30, 2015	37.02	0.35	1.40	1.75	(0.42)	(2.87)	(3.29)

Class R5
Year Ended June 30, 2019	34.80	0.62	0.56	1.18	(0.61)	(3.64)	(4.25)
Year Ended June 30, 2018	35.78	0.66	4.13	4.79	(0.68)	(5.09)	(5.77)
Year Ended June 30, 2017	31.42	0.59	4.69	5.28	(0.65)	(0.27)	(0.92)
Year Ended June 30, 2016	35.88	0.64	(2.95)	(2.31)	(0.60)	(1.55)	(2.15)
Year Ended June 30, 2015	37.33	0.59	1.39	1.98	(0.56)	(2.87)	(3.43)

Class R6
Year Ended June 30, 2019	34.80	0.65	0.57	1.22	(0.64)	(3.64)	(4.28)
Year Ended June 30, 2018	35.78	0.69	4.13	4.82	(0.71)	(5.09)	(5.80)
Year Ended June 30, 2017	31.42	0.61	4.69	5.30	(0.67)	(0.27)	(0.94)
Year Ended June 30, 2016	35.89	0.66	(2.97)	(2.31)	(0.61)	(1.55)	(2.16)
Year Ended June 30, 2015	37.33	0.61	1.39	2.00	(0.57)	(2.87)	(3.44)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$31.42	4.08%	$72,888	0.82%	1.49%	1.01%	88%
34.53	13.39	86,400	0.83	1.48	1.02	68
35.54	16.55	95,891	0.83	1.41	1.16	81
31.20	(6.70)	240,808	0.83	1.64	1.18	66
35.66	5.24	173,149	0.86	1.26	1.13	52

30.90	3.57	19,139	1.32	0.99	1.52	88
34.06	12.84	23,686	1.33	1.00	1.53	68
35.14	15.97	35,999	1.32	0.89	1.59	81
30.87	(7.16)	42,788	1.33	1.12	1.62	66
35.29	4.72	53,413	1.36	0.76	1.62	52

31.62	4.33	698,989	0.58	1.74	0.76	88
34.71	13.65	772,556	0.62	1.71	0.76	68
35.69	16.72	886,602	0.68	1.56	0.90	81
31.34	(6.56)	1,224,039	0.68	1.77	0.91	66
35.80	5.41	1,424,101	0.71	1.39	0.90	52

31.12	3.81	4,438	1.08	1.22	1.62	88
34.26	13.04	5,781	1.12	1.28	1.52	68
35.33	16.24	19,693	1.10	1.12	1.59	81
31.04	(6.91)	17,721	1.08	1.39	1.75	66
35.48	4.98	14,237	1.09	0.97	1.43	52

31.73	4.50	48,910	0.43	1.89	0.61	88
34.80	13.80	90,714	0.45	1.82	0.62	68
35.78	16.97	86,134	0.48	1.73	0.61	81
31.42	(6.35)	85,624	0.48	1.98	0.61	66
35.88	5.60	83,859	0.51	1.59	0.63	52

31.74	4.63	133,014	0.33	1.99	0.51	88
34.80	13.90	118,726	0.37	1.90	0.52	68
35.78	17.03	108,525	0.43	1.79	0.52	81
31.42	(6.33)	86,255	0.43	2.07	0.51	66
35.89	5.67	39,024	0.46	1.65	0.55	52

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 5 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
JPMorgan Intrepid America Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan Intrepid Growth Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan Intrepid Mid Cap Fund	Class A, Class C, Class I, Class R3, Class R4 and Class R6	JPM II	Diversified
JPMorgan Intrepid Sustainable Equity Fund	Class A, Class C and Class I	JPM I	Diversified
JPMorgan Intrepid Value Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified

The investment objective of both the JPMorgan Intrepid America Fund (“Intrepid America Fund”) and the JPMorgan Intrepid Growth Fund (“Intrepid Growth Fund”) is to seek to provide long-term capital growth.

The investment objective of the JPMorgan Intrepid Mid Cap Fund (“Intrepid Mid Cap Fund”) is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

The investment objective of both the JPMorgan Intrepid Sustainable Equity Fund (“Intrepid Sustainable Equity Fund”) and the JPMorgan Intrepid Value Fund (“Intrepid Value Fund”) is to seek to provide long-term capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, thus, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Boards of Trustees (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Boards.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.

56	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Intrepid America Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,597,488	$—	$—	$2,597,488

Appreciation in Other Financial Instruments
Futures Contracts (a)	$945	$—	$—	$945

Intrepid Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,153,036	$—	$—	$1,153,036

Appreciation in Other Financial Instruments
Futures Contracts (a)	$313	$—	$—	$313

Intrepid Mid Cap Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$537,767	$—	$—	$537,767

Appreciation in Other Financial Instruments
Futures Contracts (a)	$84	$—	$—	$84

Intrepid Sustainable Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$31,582	$—	$—	$31,582

Appreciation in Other Financial Instruments
Futures Contracts (a)	$12	$—	$—	$12

Intrepid Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$978,908	$—	$—	$978,908

Appreciation in Other Financial Instruments
Futures Contracts (a)	$127	$—	$—	$127

(a)	All portfolio holdings designated as level 1 are disclosed individually on the SOIs.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

There were no transfers into and out of level 3 for the year ended June 30, 2019.

B. Futures Contracts — The Funds used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2019 (amounts in thousands):

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund	Intrepid Sustainable Equity Fund		Intrepid Value Fund
Futures Contracts — Equity:
Average Notional Balance Long	$82,820	$27,746	$11,335	$771	(a)	$35,911
Ending Notional Balance Long	68,890	22,227	4,491	736		20,902

(a)	For the period November 1, 2018 through June 30, 2019.

The Funds’ futures contracts are not subject to master netting agreements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Securities Lending — Effective October 5, 2018, the Funds became authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the IM Shares of JPMorgan U.S. Government Money Market Fund and the Agency SL Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

58	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs. At June 30, 2019, the value of outstanding securities on loan and the value of collateral investments were as follows (amounts in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Total value of Collateral Investments
Intrepid America Fund	$7,044	$7,079	$7,079
Intrepid Growth Fund	1,263	1,273	1,273
Intrepid Mid Cap Fund	5,804	5,905	5,905

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability.

The following table presents the Funds’ value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of June 30, 2019 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statement of Assets and Liabilities	Cash Collateral Posted by Borrower	Net Amount Due to Counterparty (not less than zero)
Intrepid America Fund	$7,044	$(7,044)	$—
Intrepid Growth Fund	1,263	(1,263)	—
Intrepid Mid Cap Fund	5,804	(5,804)	—

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.16% to 0.06%. JPMIM waived fees associated with the Funds’ investment in JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Intrepid America Fund	$3
Intrepid Growth Fund	1
Intrepid Mid Cap Fund	1
Intrepid Value Fund	3

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included in the Statements of Operations as Income from securities lending (net).

Intrepid Value Fund did not have any securities out on loan at June 30, 2019. Intrepid Sustainable Equity Fund did not lend out any securities during the year ended June 30, 2019.

D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the tables below are in thousands.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

Intrepid America Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a) (b)	$—	$427,939	$364,489	$2		$6	$63,458	63,433	$394		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (a) (b)	—	137,500	135,500	4	*	—	2,004	2,004	219	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (b)	—	144,286	139,211	—		—	5,075	5,075	95	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	99,912	1,247,439	1,347,351	—		—	—	—	1,325		—

Total	$99,912	$1,957,164	$1,986,551	$6		$6	$70,537		$2,033		$—

Intrepid Growth Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a) (b)	$—	$134,635	$107,957	$—	(c)	$2	$26,680	26,669	$166		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares (a)	—	54,000	54,000	—		—	—	—	52	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (b)	—	55,075	53,802	—		—	1,273	1,273	40	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	27,874	342,857	370,731	—		—	—	—	427		—

Total	$27,874	$586,567	$586,490	$—	(c)	$2	$27,953		$685		$—

Intrepid Mid Cap Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at June 30, 2019	Shares at June 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a) (b)	$—	$50,563	$43,471	$—	(c)	$1		$7,093	7,090	$51		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (a) (b)	—	5,001	2,000	—		—	(c)	3,001	3,000	20	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (b)	—	30,522	27,618	—		—		2,904	2,904	39	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	7,288	251,145	258,433	—		—		—	—	176		—

Total	$7,288	$337,231	$331,522	$—	(c)	$1		$12,998		$286		$—

60	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

Intrepid Sustainable Equity Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a) (b)	$—	$6,371	$4,702	$—	(c)	$—	(c)	$1,669	1,668	$6	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	976	10,846	11,822	—		—		—	—	13	—

Total	$976	$17,217	$16,524	$—	(c)	$—	(c)	$1,669		$19	$—

Intrepid Value Fund

For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at June 30, 2019	Shares at June 30, 2019	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 2.46% (a) (b)	$—	$301,613	$278,296	$1		$—	(c)	$23,318	23,309	$186		$—
JPMorgan Securities Lending Money Market Fund Class Agency SL Shares, 2.52% (a) (b)	—	57,001	57,004	3	*	—		—	—	132	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (b)	—	83,136	83,136	—		—		—	—	77	*	—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	47,528	268,433	315,961	—		—		—	—	512		—

Total	$47,528	$710,183	$734,397	$4		$—	(c)	$23,318		$907		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2019.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2019 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class R2	Class R3		Class R4		Class R5		Class R6	Total
Intrepid America Fund
Transfer agency fees	$24	$1	$4	$2	n/a		n/a		$—	(a)	$22	$53
Intrepid Growth Fund
Transfer agency fees	12	1	6	58	n/a		n/a		2		5	84
Intrepid Mid Cap Fund
Transfer agency fees	45	2	7	n/a	$—	(a)	$—	(a)	n/a		5	59
Intrepid Sustainable Equity Fund
Transfer agency fees	3	1	1	n/a	n/a		n/a		n/a		n/a	5
Intrepid Value Fund
Transfer agency fees	2	1	10	17	n/a		n/a		2		2	34

(a)	Amount rounds to less than one thousand.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2019, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually, except for the Intrepid Value Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Intrepid America Fund	$83,939	$131	$(84,070)
Intrepid Growth Fund	6,555	(105)	(6,450)
Intrepid Mid Cap Fund	11,562	(271)	(11,291)
Intrepid Value Fund	15,535	430	(15,965)

The reclassifications for the Funds relate primarily to tax equalization.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Intrepid America Fund	0.40	%(1)
Intrepid Growth Fund	0.50	(1)
Intrepid Mid Cap Fund	0.65	(1)
Intrepid Sustainable Equity Fund	0.50	(1)
Intrepid Value Fund	0.40	(1)

(1)

Effective August 1, 2019, the annual rate will change from 0.40% to 0.30% for Intrepid America Fund, 0.50% to 0.30% for Intrepid Growth Fund, 0.65% to 0.55% for Intrepid Mid Cap Fund, 0.50% to 0.45% for Intrepid Sustainable Equity Fund and 0.40% to 0.30% for Intrepid Value Fund.

62	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. Prior to January 1, 2019, the Administrator received a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2019, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trusts’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. Class I, Class R4, Class R5 and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Intrepid America Fund	0.25%	0.75%	0.50%	n/a
Intrepid Growth Fund	0.25	0.75	0.50	n/a
Intrepid Mid Cap Fund	0.25	0.75	n/a	0.25%
Intrepid Sustainable Equity Fund	0.25	0.75	n/a	n/a
Intrepid Value Fund	0.25	0.75	0.50	n/a

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2019, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Intrepid America Fund	$2	$—	(a)
Intrepid Growth Fund	19	—
Intrepid Mid Cap Fund	8	—	(a)
Intrepid Sustainable Equity Fund	3	—
Intrepid Value Fund	2	—

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5
Intrepid America Fund	0.25%	0.25%	0.25%	0.25%	n/a	n/a	0.10%
Intrepid Growth Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.10
Intrepid Mid Cap Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	n/a
Intrepid Sustainable Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a
Intrepid Value Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of each Fund’s respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
Intrepid America Fund	0.84%	1.34%	0.59%	1.09%	n/a	n/a	0.44%	0.34%
Intrepid Growth Fund	0.84	1.34	0.59	1.09	n/a	n/a	0.44	0.34
Intrepid Mid Cap Fund	1.14	1.64	0.89	n/a	1.14%	0.89%	n/a	0.64
Intrepid Sustainable Equity Fund	0.84	1.34	0.59	n/a	n/a	n/a	n/a	n/a
Intrepid Value Fund	0.83	1.33	0.59	1.09	n/a	n/a	0.44	0.34

The expense limitation agreements were in effect for the year ended June 30, 2019 and are in place until at least October 31, 2019.

For the year ended June 30, 2019, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Intrepid America Fund	$3,283	$2,187	$30	$5,500	$18
Intrepid Growth Fund	2,179	904	69	3,152	6
Intrepid Mid Cap Fund	576	378	53	1,007	5
Intrepid Sustainable Equity Fund	128	20	58	206	19
Intrepid Value Fund	1,110	732	26	1,868	10

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amounts of waivers resulting from investments in these money market funds for the year ended June 30, 2019 were as follows (amounts in thousands):

Intrepid America Fund	$156
Intrepid Growth Fund	53
Intrepid Mid Cap Fund	21
Intrepid Sustainable Equity Fund	2
Intrepid Value Fund	67

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2019, Intrepid America Fund, Intrepid Growth Fund and Intrepid Mid Cap Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

64	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

4. Investment Transactions

During the year ended June 30, 2019, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Intrepid America Fund	$3,364,964	$4,858,840
Intrepid Growth Fund	1,073,656	1,157,919
Intrepid Mid Cap Fund	519,292	804,841
Intrepid Sustainable Equity Fund	30,782	24,042
Intrepid Value Fund	917,643	1,023,143

During the year ended June 30, 2019, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2019 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Intrepid America Fund	$2,195,983	$452,713	$50,263	$402,450
Intrepid Growth Fund	868,007	304,132	18,790	285,342
Intrepid Mid Cap Fund	437,935	112,260	12,344	99,916
Intrepid Sustainable Equity Fund	27,146	5,034	586	4,448
Intrepid Value Fund	857,338	142,117	20,420	121,697

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2019 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Intrepid America Fund	$163,292	$382,460	$545,752
Intrepid Growth Fund	10,743	109,434	120,177
Intrepid Mid Cap Fund	28,929	92,590	121,519
Intrepid Sustainable Equity Fund	385	1,456	1,841
Intrepid Value Fund	37,341	97,968	135,309

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2018 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Intrepid America Fund	$137,137	$349,651	$486,788
Intrepid Growth Fund	8,634	—	8,634
Intrepid Mid Cap Fund	7,633	63,948	71,581
Intrepid Sustainable Equity Fund	311	989	1,300
Intrepid Value Fund	34,038	127,831	161,869

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	65

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

As of June 30, 2019, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Intrepid America Fund	$22,421	$319,939	$402,450
Intrepid Growth Fund	6,333	100,669	285,342
Intrepid Mid Cap Fund	1,511	31,749	99,916
Intrepid Sustainable Equity Fund	450	1,721	4,448
Intrepid Value Fund	594	58,220	121,697

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, post-October capital loss deferrals and trustee deferred compensation.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2019, the Funds deferred to July 1, 2019 the following net capital losses of (amounts in thousands):

	Net Capital Losses
	Short-Term	Long-Term
Intrepid America Fund	$8,274	$—
Intrepid Mid Cap Fund	8,925	—
Intrepid Value Fund	17,046	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended June 30, 2019.

The Trusts, along with certain other trusts (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the year ended June 30, 2019.

66	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2019, the Funds had individual shareholder and/or omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Affiliated Omnibus Accounts	% of the Fund	Number of Non-Affiliated Omnibus Accounts	% of the Fund
Intrepid America Fund	3	34.4%	—	—%
Intrepid Growth Fund	2	26.3	—	—
Intrepid Mid Cap Fund	1	18.4	1	14.6
Intrepid Sustainable Equity Fund	1	17.6	3	39.5
Intrepid Value Fund	—	—	1	58.7

As of June 30, 2019, J.P. Morgan Investor Funds and JPMorgan Smart Retirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

	JPMorgan Investor Funds	JPMorgan Smart Retirement Funds
Intrepid America Fund	40.4%	42.3%
Intrepid Growth Fund	41.3	—

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

8. New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) 2018-13 (“ASU 2018-13”) Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Funds’ net assets or results of operation.

In August 2018, the SEC adopted the Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Funds’ net assets or results of operation.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	67

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and Shareholders of JPMorgan Intrepid America Fund, JPMorgan Intrepid Growth Fund, JPMorgan Intrepid Mid Cap Fund, JPMorgan Intrepid Sustainable Equity Fund and JPMorgan Intrepid Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Intrepid America Fund, JPMorgan Intrepid Growth Fund, JPMorgan Intrepid Sustainable Equity Fund and JPMorgan Intrepid Value Fund (four of the funds constituting JPMorgan Trust I) and JPMorgan Intrepid Mid Cap Fund (one of the funds constituting JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) as of June 30, 2019, the related statements of operations for the year ended June 30, 2019, the statements of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

August 23, 2019

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

68	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	134	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trusts since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	134	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	134	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, OCIO Board of State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	134	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	134	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	134	None

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	69

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	134	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors OCIO Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, Blue Star Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	134	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	134	None

Marilyn McCoy (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	134	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	134	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	134	Trustee, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	134	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

70	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Boards of Trustees serve currently includes eleven registered investment companies (134 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Boards that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Boards have concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	71

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019)* (formerly Assistant Secretary since 2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015; Associate, Willkie Farr & Gallagher (law firm) from 2007 to 2014.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (2016-2019); Associate, Seward & Kissel LLP (2011-2016).

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

72	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2019, and continued to hold your shares at the end of the reporting period, June 30, 2019.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Intrepid America Fund
Class A
Actual	$1,000.00	$1,149.60	$4.42	0.83%
Hypothetical	1,000.00	1,020.68	4.16	0.83
Class C
Actual	1,000.00	1,146.60	7.08	1.33
Hypothetical	1,000.00	1,018.20	6.66	1.33
Class I
Actual	1,000.00	1,150.60	3.15	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class R2
Actual	1,000.00	1,147.90	5.75	1.08
Hypothetical	1,000.00	1,019.44	5.41	1.08
Class R5
Actual	1,000.00	1,151.70	2.35	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44
Class R6
Actual	1,000.00	1,152.20	1.81	0.34
Hypothetical	1,000.00	1,023.11	1.71	0.34

JPMorgan Intrepid Growth Fund
Class A
Actual	1,000.00	1,177.40	4.53	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class C
Actual	1,000.00	1,174.50	7.17	1.33
Hypothetical	1,000.00	1,018.20	6.66	1.33
Class I
Actual	1,000.00	1,178.90	3.19	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	73

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Intrepid Growth Fund (continued)
Class R2
Actual	$1,000.00	$1,176.00	$5.83	1.08%
Hypothetical	1,000.00	1,019.44	5.41	1.08
Class R5
Actual	1,000.00	1,179.80	2.38	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44
Class R6
Actual	1,000.00	1,180.30	1.84	0.34
Hypothetical	1,000.00	1,023.11	1.71	0.34

JPMorgan Intrepid Mid Cap Fund
Class A
Actual	1,000.00	1,154.40	6.09	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class C
Actual	1,000.00	1,150.90	8.75	1.64
Hypothetical	1,000.00	1,016.66	8.20	1.64
Class I
Actual	1,000.00	1,155.40	4.76	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class R3
Actual	1,000.00	1,153.40	6.09	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class R4
Actual	1,000.00	1,155.40	4.76	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class R6
Actual	1,000.00	1,156.70	3.42	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64

JPMorgan Intrepid Sustainable Equity Fund
Class A
Actual	1,000.00	1,171.90	4.47	0.83
Hypothetical	1,000.00	1,020.68	4.16	0.83
Class C
Actual	1,000.00	1,169.20	7.15	1.33
Hypothetical	1,000.00	1,018.20	6.66	1.33
Class I
Actual	1,000.00	1,173.40	3.13	0.58
Hypothetical	1,000.00	1,021.92	2.91	0.58

JPMorgan Intrepid Value Fund
Class A
Actual	1,000.00	1,148.40	4.37	0.82
Hypothetical	1,000.00	1,020.73	4.11	0.82
Class C
Actual	1,000.00	1,145.50	7.02	1.32
Hypothetical	1,000.00	1,018.25	6.61	1.32
Class I
Actual	1,000.00	1,149.90	3.09	0.58
Hypothetical	1,000.00	1,021.92	2.91	0.58
Class R2
Actual	1,000.00	1,146.90	5.75	1.08
Hypothetical	1,000.00	1,019.44	5.41	1.08
Class R5
Actual	1,000.00	1,150.50	2.29	0.43
Hypothetical	1,000.00	1,022.66	2.16	0.43

74	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Intrepid Value Fund (continued)
Class R6
Actual	$1,000.00	$1,151.20	$1.76	0.33%
Hypothetical	1,000.00	1,023.16	1.66	0.33

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2019	J.P. MORGAN INTREPID FUNDS	75

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2019. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2019. The information necessary to complete your income tax returns for the calendar year ending December 31, 2019 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2019:

Dividends Received Deduction
JPMorgan Intrepid America Fund	39.29%
JPMorgan Intrepid Growth Fund	100.00
JPMorgan Intrepid Mid Cap Fund	25.08
JPMorgan Intrepid Sustainable Equity Fund	100.00
JPMorgan Intrepid Value Fund	56.72

Long Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2019 (amounts in thousands):

Long-Term Capital Gain Distribution
JPMorgan Intrepid America Fund	$466,390
JPMorgan Intrepid Growth Fund	115,990
JPMorgan Intrepid Mid Cap Fund	104,030
JPMorgan Intrepid Sustainable Equity Fund	1,456
JPMorgan Intrepid Value Fund	113,501

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2019 (amounts in thousands):

Qualified Dividend Income
JPMorgan Intrepid America Fund	$64,194
JPMorgan Intrepid Growth Fund	10,743
JPMorgan Intrepid Mid Cap Fund	7,880
JPMorgan Intrepid Sustainable Equity Fund	385
JPMorgan Intrepid Value Fund	21,452

76	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2019

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. June, 2019.	AN-INT-619

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Dennis P. Harrington. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2019 – $388,182

2018 – $411,932

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2019 – $53,460

2018 – $58,400

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2019 – $143,894

2018 – $153,003

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended June 30, 2019 and 2018, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2019 – Not applicable

2018 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2019 – 0.0%

2018 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable - Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2018 - $30.4 million

2017 - $32.2 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
August 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
August 30, 2019

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
August 30, 2019